UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

ANNUAL REPORT

DECEMBER 31, 2005

The Prudential Series Fund

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-3777

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114446

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

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To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by visiting the internet address listed above.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

GLOSSARY OF BENCHMARK DEFINITIONS

Aggressive Growth Asset Allocation Custom Blended Index consists of Russell 3000 Index (80%), and MSCI EAFE Index (20%).

Balanced Asset Allocation Custom Blended Index consists of Russell 3000 Index (48%), Lehman Brothers U.S. Aggregate Bond Index(40%) and MSCI EAFE Index (12%).

Conservative Asset Allocation Custom Blended Index consists of Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index(60%) and MSCI EAFE Index (8%).

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Diversified Conservative Growth Custom Blended Index consists of S&P 500 Barra Value Index (15%), S&P 500 Barra Growth Index (15%), Russell 2000 Value Index (5%), Russell 2000 Growth Index (5%), Lehman Brothers Aggregate Bond Index (40%), and Lehman Brothers High Yield Bond Index (20%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Growth Asset Allocation Custom Blended Index consists of consists of Russell 3000 Index (64%), Lehman Brothers U.S. Aggregate Bond Index(20%) and MSCI EAFE Index (16%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Balanced Funds Average	International Growth Funds Average	Multi-Cap Value Funds Average
Corporate Debt Funds BBB-Rated Average	Large-Cap Core Funds Average	Natural Resources Funds Average
Flexible Portfolio Funds Average	Large-Cap Growth Funds Average	S&P 500 Index Objective Funds Average
General U.S. Government Funds Average	Large-Cap Value Funds Average	Small-Cap Core Funds Average
Global Funds Average	Mid-Cap Growth Funds Average	Small-Cap Growth Funds Average
High Current Yield Funds Average	Mid-Cap Value Funds Average	Small-Cap Value Funds Average
Income Funds Average	Money Market Funds Average	Specialty/Miscellaneous Funds Average
Intermediate Investment-Grade Debt Funds Average	Multi-Cap Core Funds Average	Target Maturity Funds Average
International Value Funds Average	Multi-Cap Growth Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index is a weighted, unmanaged index that reflects stock performance in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of Australasia, Canada, Europe, the Far East, and the United States.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500™ companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

S&P SuperComposite Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund

Annual Report

December 31, 2005

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of the Prudential Series Fund

■	APPROVALS OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Annual Report

December 31, 2005

Letter to Contract Owners

■	DEAR CONTRACT OWNER

We hope that you find the annual report for the Prudential Series Fund informative and useful. Your success is important to us.

As a new year unfolds, we believe it is wise to take advantage of developing investment opportunities through a diversified portfolio. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it helps better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon, and risk tolerance. A carefully chosen and broad mix of assets—reviewed periodically over time—can help you stay focused on meeting your long-term objectives.

At Prudential we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs today and in the future. We thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2006

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Conservative Balanced Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	3.43%	3.43%	6.02%
S&P 500 Index	4.91	0.54	9.07
Conservative Balanced Custom Blend Index	3.82	3.15	7.71
Lipper (VIP) Balanced Funds Avg.	4.78	3.33	7.47

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Conservative Balanced Portfolio had a total return that was generally in line with its Blend Index (50% stock, 40% bond, 10% cash) and trailed the average return of its peer group.

Asset allocation decisions had a mixed impact. An overweight in stocks compared with the Portfolio’s benchmark helped its return as stocks outperformed bonds. However, a consistent underweighting in cash (very short-term securities) detracted from performance as it had a higher return for the year than the overall bond market.

The Portfolio’s stock holdings are managed as an index fund, with performance characteristics similar to those of the S&P 500 Index, while its bond holdings are more actively managed. Active management of the bond holdings added to performance in 2005 because the Portfolio was positioned to benefit when the yield curve flattened (long and short-term interest rates converged). In 2005, rates of short-term securities rose steadily while long-term rates were static.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Diversified Bond Portfolio	3.28%	6.07%	5.91%
Lehman Brothers U.S Aggregate Bond Index	2.43	5.87	6.16
Lipper VP Investment Grade Debt Funds Avg.	1.99	5.60	5.62

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Diversified Bond Portfolio had a total return that was above its benchmark index and the average of its peer group.

Considering the challenges facing the U.S. fixed income market in 2005, it did well to generate a modest positive return for the year. A more favorable investment environment for emerging-market bonds helped these debt securities provide a solid return in 2005. The Portfolio’s exposure to emerging-market bonds was among the key factors that benefited its performance.

A strong global economic expansion, the search for attractive yields in the global low-interest-rate environment, and rising prices for commodities and crude oil helped boost emerging-market bond prices. A considerable allocation to bonds of Brazil, the Philippines, and oil producer Russia enhanced the Portfolio’s return.

In the United States, the bond market had to contend with a trend toward higher short-term interest rates as the Federal Reserve continued its campaign to reduce excess monetary stimulus in the economy. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was raised 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Shorter-term bonds are the most sensitive to changes in the federal funds rate. Therefore yields on shorter-term bond yields rose sharply. Longer-term bond yields largely reflect inflation expectations in the economy, and because inflationary pressures were largely contained, their yields fluctuated in a range rather than move sharply higher. Consequently, the yield curve flattened considerably in 2005. Longer-term bonds also performed better than shorter-term bonds as bond prices move in the opposite direction of their yields. Because the asset manager anticipated the flattening of the yield curve, the Portfolio benefited from its position on the longer end of the yield curve.

An emphasis on corporate bonds, particularly high yield bonds, aided the Portfolio’s relative performance, as did favorable security selection among corporate debt securities. Bonds of Sumitomo Mitsui Banking Corp. did well, reflecting the strengthening Japanese economy. Other solid performers included bonds of Qwest, Lubrizol, and FirstEnergy. Stiff competition from foreign investors and high labor costs hurt General Motors Corp. (GM) and Ford Motor Co. and led to their bonds being lowered from investment grade to speculative grade by major rating agencies. Here again, favorable security selection helped the Portfolio’s relative performance. It largely held short- and intermediate-term bonds of the financial subsidiaries of GM and Ford that performed better than their parent companies’ longer-term bonds. Meanwhile, some corporate bonds held by the Portfolio detracted from its return. Bonds of Georgia-Pacific Corp. came under pressure as purchase of the firm by Koch Industries Inc. required Georgia-Pacific to take on a large amount of debt to finance the deal. Similarly, bonds of SunGard Data Systems Inc. suffered because a group of private equity firms bought the company in a leveraged buyout that required SunGard to take on considerable debt.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio

Subadvised by:  Jennison Associates LLC, Salomon Brothers Asset Management Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Equity Portfolio: Class I	11.47%	2.16%	7.64%	11.49%
Equity Portfolio: Class II	11.04	1.75	N/A	1.64
S&P 500 Index	4.91	0.54	9.07	12.26
Russell 1000® Index	6.27	1.07	9.29	12.23
Lipper Large-Cap Core Funds Avg.	5.77	-0.48	7.27	10.51

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the Equity Portfolio had a total return that was substantially higher than its benchmarks and substantially above the average return of its peer group.

Half of the Portfolio was managed by Jennison Associates, a unit of Prudential Investment Management. Until December 5, 2005, the remaining half was split between Salomon Brothers Asset Management and GE Asset Management. After that date, the remaining half was managed entirely by Salomon Brothers. The Portfolio’s outperformance of the Russell 1000® Index was primarily due to Jennison’s stock selection and to the sector emphases of the Jennison and Salomon Brothers components. Jennison’s stock selections outperformed the sector components of the benchmark in the energy, technology, basic materials, and healthcare sectors. The overall Portfolio benefited from overweights compared with the benchmark in the energy, basic materials, and healthcare sectors and an underweight in the poor-performing consumer services sector.

Certain general characteristics of the Portfolio’s holdings, taken together, also helped its return, although not as much as the factors already mentioned. It had more exposure to stocks of companies whose earnings and/or share prices had recently been accelerating and lower exposure to companies that pay dividends. Both of these characteristics were rewarded in 2005’s markets. They more than offset the negative impact of an overweight in securities having growth characteristics in a market that generally favored value stocks.

The Portfolio also was hurt somewhat by Jennison’s holdings’ above-average sensitivity to overall market movements. This hurt the Portfolio’s performance, particularly in the declining markets of January, March, April, August, and October.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Flexible Managed Portfolio	4.16%	3.28%	6.31%
S&P 500 Index	4.91	0.54	9.07
Flexible Managed Custom Blended Index	4.03	2.80	8.12
Lipper (VIP) Flexible Portfolio Funds Avg.	4.88	3.40	7.89

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Flexible Managed Portfolio had a total return that was slightly above its Blend Index (60% stocks, 35% bonds, 5% cash) and below the average of its peer group.

Asset allocation added to the Portfolio’s return. Its overweight in stocks compared with its benchmark added to return as stocks outperformed bonds. The impact was augmented by the stock portfolio’s performance, which was better than its performance target. The bond holdings also beat their performance target as they were positioned to benefit from a flattening yield curve (the convergence of long-term and short-term interest rates). The yield curve flattened significantly over the course of the year.

However, the overall Portfolio was underweighted in cash (very short-term securities) compared with its benchmark. This detracted from its performance as the yield of cash instruments rose steadily through the year and their return over the reporting period was higher than that of the overall bond market.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price International, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Global Portfolio	16.06%	1.01%	7.47%
MSCI World Index	9.49	2.18	7.04
Lipper (VIP) Global Growth Funds Avg.	12.92	2.88	9.22

Portfolio inception: 9/19/1988.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Global Portfolio had a total return that was substantially higher than its benchmark and also above the average of its peer group. Jennison Associates LLC managed the Portfolio until December 16, 2005, and was responsible for most of its performance.

Stock selection was strong across a substantial part of the Portfolio. It outperformed its benchmark in the consumer discretionary, financials, healthcare, and financials sectors. Selection was strongest in the United States, but the Portfolio also did quite well in Canada and Japan. The Portfolio benefited marginally from underweighting the United States, which trailed other markets significantly, and overweighting the strong Japan and Switzerland markets.

Sector weightings were less successful, detracting modestly from results. A small underweight in the utilities sector and overweight in technology hurt performance, although technology rebounded in the fourth quarter of the year. These detracting emphases were mostly offset by an overweight in the materials sector and are underweight in the consumer discretionary sector.

On December 16, 2005, the Portfolio was changed to a structure using four specialist asset managers. Marsico Capital management manages its large-cap domestic growth stocks; T. Rowe Price manages its large-cap domestic value stocks; William Blair & Company manages its international growth stocks; and LSV Asset Management manages its international value stocks. Each firm manages approximately a quarter of the Portfolio’s assets.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Government Income Portfolio	2.51%	5.57%	5.81%
Lehman Brothers Govt. Bond Index	2.65	5.39	5.94
Lipper (VIP) General U.S. Govt. Funds Avg.	2.32	5.32	5.44

Portfolio inception: 5/1/1989.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Government Income Portfolio had a total return that was slightly below its benchmark index but slightly above the average of its peer group.

The modest return of the U.S. government bond market in 2005 reflected a challenging investment environment dominated by a trend toward rising short-term interest rates. To prevent the U.S. economy from growing too fast and fueling higher inflation, the Federal Reserve continued its latest campaign to boost short-term rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight increases occurred in 2005.

Shorter-term bond yields are the most sensitive to changes in the federal funds rate. Therefore yields on shorter-term bonds rose sharply. Longer-term bond yields largely reflect inflation expectations in the economy, and because inflationary pressures were largely contained, their yields fluctuated in a range rather than move sharply higher. Consequently, the yield curve flattened considerably in 2005. Longer-term bonds also performed better than shorter-term bonds as bond prices move in the opposite direction of their yields. Because the asset manager anticipated the flattening of the yield curve, the Portfolio benefited from its position on the longer end of the yield curve.

The Portfolio favored high-quality bonds that provided more attractive yields than U.S. Treasury securities. The Portfolio had an overweight exposure to federal agency securities that was larger than its allocation to Treasurys. The federal agency securities sector weathered negative news about accounting irregularities at the Federal National Mortgage Association (Fannie Mae). The sector largely shrugged off this development as prospects for increased regulatory oversight, improving agency balance sheets, and a reduced supply of newly issued securities helped boost investor confidence in the sector.

For the year, mortgage-backed securities underperformed Treasurys, and the Portfolio’s overweight exposure to the mortgage-backed sector detracted from its performance. This, however, was largely offset by the asset manager’s favorable security selection, which included securities backed by commercial mortgages and securities backed by pools of residential mortgages with characteristics that helped these securities perform well in the current market environment.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
High Yield Bond Portfolio	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corp. High Yield Bond Index	2.74	8.85	6.54
Lipper (VIP) High Current Yield Funds Average	2.56	7.12	5.62

Portfolio inception: 2/23/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the High Yield Bond Portfolio had a total return that was above that of its benchmark index and the average of its peer group.

A resilient U.S. high yield bond market posted a positive return in 2005 even though the U.S. auto industry experienced a shakeup of historic proportions, the Federal Reserve (the Fed) repeatedly increased short-term interest rates, and some well-known firms sought protection by filing for bankruptcy. The high yield market was supported by its relatively attractive yields, a low default rate, and a strong U.S. economy.

To prevent the U.S. economy from growing too fast and fueling higher inflation, the Fed continued its latest campaign to increase short-term interest rates, which in the high yield market weighed most heavily on the prices of higher-quality speculative-grade bonds. The high yield market also came under pressure as stiff competition from foreign auto manufacturers and high labor costs hurt General Motors Corp. (GM) and Ford Motor Co. to the extent that their bonds were lowered from investment grade to speculative grade by major rating agencies. An underweight exposure to the auto sector compared with the Index helped the Portfolio’s performance relative to the Index, as did favorable security selection within the sector. The Portfolio held shorter-term bonds of GM and Ford financial subsidiaries that performed better than those of their respective parent companies. The Portfolio managed to avoid bonds of auto parts suppliers Collins & Aikman Corp. and Delphi Corp., both of which filed for bankruptcy in 2005. Another positive for the Portfolio was avoiding the bonds of two other bankrupt firms, Delta Air Lines and Northwest Airlines.

Among other sectors, modest underweight exposures to telecommunications and energy detracted from the Portfolio’s performance versus the Index as both sectors did well in 2005. Positive mergers and acquisitions activity aided telecom bonds, and rising prices for energy products benefited energy bonds.

Meanwhile, emerging-market bonds gained sharply in 2005. A strong global economic expansion, the search for attractive yields in the global low-interest-rate environment, and rising prices for commodities and crude oil helped boost emerging-market bond prices. Allocation to this market via bonds of Brazil, Argentina, and oil producers Russia, Venezuela, and Ecuador enhanced the Portfolio’s return.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Jennison Portfolio: Class I	14.55%	-1.58%	8.43%	10.19%
Jennison Portfolio: Class II	14.02	-1.99	N/A	-5.79
S&P 500 Index	4.91	0.54	9.07	10.50
Russell 1000® Growth Index	5.26	-3.58	6.73	8.34
Lipper (VIP) Large-Cap Growth Funds Avg.	7.33	-3.18	7.24	8.70

Portfolio (Class I) inception: 4/25/1995. Portfolio (Class II) inception: 2/10/2000.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the Jennison Portfolio had a total return that was substantially higher than its benchmarks and almost twice the average of its peer group.

The asset manager’s stock selection was very strong. Among the Portfolio’s 10 largest holdings, Google and Marvell Technology Group made particularly large contributions, and eBay was the largest detractor. The manager’s bottom-up selection process (one based upon intensive company analysis rather than forecasts of industry or sector trends) resulted in an overweight (as compared with the style-specific Russell 1000® Growth Index) in the energy sector, which was the strongest in the market by far. It also resulted in underweights in the relatively poor-performing consumer noncyclicals, consumer services, and healthcare sectors.

We look at a variety of ways in which the Portfolio differs from the style-specific benchmark. Over this reporting period, it benefited from above-benchmark exposure to stocks whose earnings growth rates and/or share prices have been rising recently. Its holdings also had an above-benchmark rate of earnings growth.

High earnings growth is characteristic of the growth investing style, but this hurt performance over 2005 because growth investing generally underperformed value investing (a relative performance trend that reversed toward the end of the year, suggesting that 2005 may be a transition year in the growth/value cycle). The Portfolio had a lower average dividend yield than the benchmark, which helped its performance—somewhat unusual in a value market. The overall Portfolio was more sensitive to the overall direction of the market than its benchmark, hurting its performance during the first half of the year when the overall market was stagnant.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Money Market Portfolio	3.92%	2.85%	2.05%	3.73%
Lipper (VIP) Money Market Funds Avg.	N/A	2.69	1.85	3.55

Portfolio inception: 5/13/1983.

SEVEN-DAY CURRENT NET YIELD *

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Money Market Portfolio had a total return of 2.85% that was above the average of its peer group. On December 27, 2005, the Portfolio’s 7-day current yield was 3.92%, up from 1.95% on December 28, 2004. The yield quotation more closely reflects the current earnings of the portfolio than the total return quotation.

The investment environment for money market securities improved in 2005 as their yields rose to more attractive levels. This reflected an ongoing campaign by the Federal Reserve (the Fed) to increase short-term interest rates in order to reduce the excess monetary stimulus in the U.S. economy. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was raised 13 times in quarter-point increments, from 1.00% to 4.25%. Eight of the increases occurred in 2005.

The timing of Fed policymakers’ regularly scheduled meetings, which occur in roughly six-week intervals, played a key role in the asset manager’s investment strategy. The Portfolio often invested in securities that matured around the time of the next Fed meeting. This allowed it to reinvest the proceeds in higher yielding securities that became available after the Fed raised the target for the federal funds rate. If the portfolio manager believed money market yields adequately reflected fair relative value beyond the timing of the next Fed meeting, the portfolio manager purchased securities that came due after that meeting. As a result of this strategy, the Portfolio’s average maturity was positioned shorter than, or in line with, its competitive average during the first half of the year. In the second half of the year, the manager continued to invest in securities that came due around the time of Fed meetings, but late in the third quarter, it also began to invest in longer-term securities that were attractively priced because they matured after the end of the year. This positioned the Portfolio’s average maturity either in line with, or longer than, its competitive average in the second half of 2005.

In the rising-interest-rate environment, short-term adjustable-rate debt securities performed particularly well. Their interest rates reset periodically, based on formulas tied to the one- and three-month London interbank offered rates. A considerable exposure to these securities enhanced the Portfolio’s yield as their interest rates moved progressively higher.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 368 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/27/05. Prudential Investment Management, Inc. is the source for Money Market Portfolio information.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception*
Natural Resources Portfolio: Class I	55.91%	23.74%	18.78%	15.90%
Natural Resources Portfolio: Class II	N/A	N/A	N/A	50.56
S&P 500 Index	4.91	0.54	9.07	11.77
Lipper (VIP) Natural Resources Funds Avg.	37.38	16.90	13.04	16.00

Portfolio (Class I) inception: 5/1/1988. Portfolio (Class II) inception: 4/28/2005.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

*	Returns of portfolios in existence for less than one year are not annualized.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the Natural Resources Portfolio had a total return that was substantially higher than both its benchmark index and the average of its peer group. It was managed in a style designed to reproduce the performance profile of the Index.

Holdings in several industries contributed to the excellent performance. The Portfolio’s positions in the oil & gas exploration and production, drilling services, and metals & mining industries were very strong. Many of the Portfolio’s 10 largest positions fared particularly well, including OPTI Canada, Southwestern Energy, National Oilwell Varco, Suncor Energy, Global SantaFe, and Phelps Dodge.

Natural resources generally had a good year, but most of the Portfolio’s outperformance of its benchmark came from a surge in metal & mining stocks in the fourth quarter. Although a drag on return in the fourth quarter, the Portfolio’s energy holdings were strong through much of the year. Jennison continues to believe that long-term supply and demand imbalances for oil, natural gas, gold, copper, and other metals will continue.

Two chemical companies that produce the building block chemical ethylene were among the largest detractors from the Portfolio’s return. Their shares fell as investors became increasingly concerned that the ethylene cycle would not last as long as previously hoped. These positions were sold from the Portfolio. Several shipping companies that operate fleets of tankers carrying crude oil and petroleum products also hurt performance. The addition of shipping tonnage reduced utilization rates and weakened shipping prices. The shipping holdings also were sold.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Small Capitalization Stock Portfolio	7.26%	10.20%	11.88%
S&P SmallCap 600 Index	7.68	10.76	12.16
Lipper (VIP) Small-Cap Core Funds Avg.	5.35	8.21	10.77

Portfolio inception: 4/25/1995.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Small Capitalization Stock Portfolio had a total return, after expenses, that was in line with the Index and above the average of its peer group. It was managed in a style designed to reproduce the performance profile of the Index.

The SmallCap 600 Index outperformed large-cap stocks (represented by the S&P 500 Index) in 2005, but equities generally had returns that were below their long-term averages. In terms of sector contributions, almost all of the Index gains came in the energy, industrials, and healthcare sectors.

The energy sector returned almost 55%, with broad-based gains. Many companies involved in exploration, production, and drilling for oil and gas are small-cap firms. Although it had a substantially lower return, the industrials sector is twice the size of the energy sector. It includes transportation stocks, which were among the market’s strongest, and capital goods firms. The contribution of the healthcare sector was the result of strong performances by healthcare equipment and services stocks, partially offset by significant declines in pharmaceuticals and biotechnology. The materials and utilities sectors are smaller components of the Index and their returns were closer to the Index average. The two consumer sectors (consumer discretionary and consumer staples), financials, and information technology neither added nor detracted much from the Index return, but that does not mean share prices were stable in those sectors. Some of their industry groups had strong performances, while others declined substantially. The telecommunication services sector had the largest sector decline, but a negligible impact because it is very small.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Stock Index Portfolio	4.54%	0.25%	8.79%
S&P 500 Index	4.91	0.54	9.07
Lipper (VIP) S&P 500 Index Objective Funds Avg.	4.52	0.16	8.74

Portfolio inception: 10/19/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Stock Index Portfolio had a total return, after expenses, that was generally in line with the Index and with the average of its peer group. It was managed in a style designed to reproduce the performance profile of the Index.

The Index return was considerably below its long-term average. Although it spent much of the year within a narrow range, market character changed significantly in the fourth quarter. The energy and utilities sectors were far ahead at the end of September, but then fell sharply. The materials, financials, and industrials sectors were fourth-quarter market leaders, but were in the red at the three-quarter mark.

Almost all sectors included substantial winners and losers over the full year. In the consumer discretionary sector, both GM and Ford fell dramatically, but DaimlerChrysler had a double-digit total return. Although publishing stocks generally fell substantially, McGraw-Hill’s return was in the mid-double digits. The financials sector included strong performances by life & health insurers as well as steep falls by mortgage finance companies and smaller declines by diversified and regional banks. The pharmaceutical industry, which makes up about half the healthcare sector, fell on concerns about drug pipelines, blockbuster drugs coming off patent, and legal liabilities after the withdrawal of Vioxx from the market. However, most industries in the sector had high returns, particularly HMOs.

Among industrials, human resource & employment services, railroads, and aerospace & defense stocks were strong, but some large conglomerates as well as companies sensitive to fuel costs, such as airfreight and airlines, declined. The information technology sector was very mixed. Apple Computer more than doubled in price and Hewlett-Packard surged while Gateway halved in value and Dell fell substantially. Many semiconductor-related companies had good returns. In communications equipment, firms that sell infrastructure declined substantially, but Motorola was among the market leaders on strong sales of its wireless handsets.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Value Portfolio: Class I	16.66%	5.84%	10.86%	12.19%
Value Portfolio: Class II	16.21	N/A	N/A	5.40
S&P 500 Index	4.91	0.54	9.07	11.52
Russell 1000® Value Index	7.05	5.28	10.94	12.41
Lipper (VIP) Large Cap Value Funds Avg.	4.82	2.95	8.60	10.10
Lipper (VIP) Multi Cap Value Funds Avg.	6.30	4.87	9.54	10.00

Portfolio (Class I) inception: 2/19/1988. Portfolio (Class II) inception: 5/14/2001.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

For the year ended December 31, 2005, the Value Portfolio had a total return that was more than twice its benchmark indexes and the average of its peer group.

The Portfolio’s outperformance of the Russell 1000® Value Index (the style-specific benchmark) was due primarily to the asset manager’s strong stock selection, particularly within the energy sector. Stocks in the sector continued to benefit from the imbalance of supply and demand for energy commodities. Exploration and production companies in the Portfolio were strong performers as they became increasingly profitable due to high prices for oil and gas.

The Texas utility TXU, another strong performer, benefited as its dramatic corporate restructuring continued to lead to stronger earnings. Phelps Dodge, a copper producer, also contributed nicely to the Portfolio’s comparative performance. Of the Portfolio’s top 10 holdings, a position in the Kroger grocery chain was the largest detractor.

Sector weightings also helped the Portfolio’s performance. Overweights, compared with the style-specific benchmark in energy, consumer noncyclicals, and healthcare, had a positive impact. However, an overweight in technology detracted. Although the Portfolio did not have any major deviations from the benchmark in other significant risk characteristics, it did benefit somewhat from its underexposure to stocks with above-average dividend yield and its overexposure to momentum stocks (those whose earnings and/or share prices have been rising recently).

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Series Fund Presentation of Portfolio Holdings as of December 31, 2005 (Unaudited)

Conservative Balanced

Five Largest Equity Holdings (% of Net Assets)
General Electric Co.	1.9%
Exxon Mobil Corp.	1.8%
Citigroup, Inc.	1.3%
Microsoft Corp.	1.2%
Procter & Gamble Co.	1.0%

Five Largest Sectors (% of Net Assets)
Mortgage Backed Securities	12.0%
Drugs & Medical Supplies	5.8%
Financial Services	5.4%
U.S. Treasury Securities	5.2%
Commercial Mortgage Backed Securities	3.8%

Diversified Bond

Five Largest Issues (% of Net Assets)
Federal National Mortgage Association, 5.0%, 3/1/34	2.7%
Federal National Mortgage Association, 6.0%, 1/1/35	2.6%
Federal National Mortgage Association, 5.5%, 1/1/33	2.2%
Federal National Mortgage Association, 4.5%, 5/1/19	1.4%
Dow Jones CDX HY, 8.25%, 12/29/10	1.3%

Five Largest Sectors (% of Net Assets)
U.S. Government Mortgage Backed Securities	33.9%
Commercial Mortgage Backed Securities	8.7%
Non-Corporate Sovereign	6.4%
Telecommunications	5.2%
Electric	4.3%

Equity

Five Largest Holdings (% of Net Assets)
General Electric Co.	3.1%
Microsoft Corp.	2.3%
UnitedHealth Group, Inc.	2.0%
Merrill Lynch & Co., Inc.	1.8%
American. International Group, Inc.	1.8%

Five Largest Industries (% of Net Assets)
Software	6.4%
Metals & Mining	6.2%
Pharmaceuticals	5.6%
Capital Markets	4.8%
Insurance	4.3%

Flexible Managed

Five Largest Equity Holdings (% of Net Assets)
General Electric Co.	1.9%
Exxon Mobil Corp.	1.9%
Intel Corp.	1.4%
Johnson & Johnson	1.3%
Citigroup Inc.	1.3%

Five Largest Sectors (% of Net Assets)
Mortgage Backed Securities	8.3%
Financial Services	6.9%
Drugs & Medical Supplies	6.7%
Oil, Gas & Consumable Fuels	6.3%
U.S. Government Obligations	4.7%

Global

Five Largest Holdings (% of Net Assets)
UBS AG	1.7%
UnitedHealth Group, Inc.	1.7%
General Electric Co.	1.4%
Genentech, Inc.	1.3%
Apple Computer, Inc.	1.2%

Five Largest Countries (% of Net Assets)
United States	44.1%
Japan	12.6%
United Kingdom	8.0%
France	5.0%
Switzerland	4.8%

Government Income

Five Largest Issues (% of Net Assets)
Federal National Mortgage Association, 5.50%, 01/01/17 - 09/01/35	12.7%
Federal National Mortgage Association, 4.25%, 08/15/10	4.2%
Federal National Mortgage Association, 5.00%, 07/01/18 - 03/01/34	4.0%
Federal Home Loan Mortgage Corp., 4.375%, 01/25/10	3.8%
Federal Home Loan Mortgage Corp., 5.00%, 06/01/33 - 05/01/34	3.4%

Five Largest Sectors (% of Net Assets)
Mortgage Backed Securities	44.0%
U.S. Government Agency Obligations	23.0%
U.S. Government Securities	7.7%
Commercial Mortgage Backed Securities	6.5%
Collateralized Mortgage Obligations	6.5%

High Yield Bond

Five Largest Issues (% of Net Assets)
General Motors Acceptance Corp.	3.4%
MGM Mirage, Inc.	1.9%
SunGard Data System, Inc	1.3%
IMC Global, Inc.	1.2%
Host Marriot LP	1.2%

Five Largest Industries (% of Net Assets)
Health Care & Pharmaceuticals	8.2%
Electric	7.2%
Chemicals	6.9%
Automotive	6.3%
Media & Entertainment	6.0%

Jennison

Five Largest Holdings (% of Net Assets)
Google, Inc. (Class “A” Stock)	3.9%
eBay, Inc.	3.4%
General Electric Co.	3.2%
Procter & Gamble Co. (The)	3.0%
Yahoo!, Inc.	2.9%

Five Largest Industries (% of Net Assets)
Semiconductors & Semiconductor Equip	9.7%
Software	8.7%
Internet Software & Services	6.8%
Biotechnology	6.1%
Health Care Providers & Services	5.9%

Natural Resources

Five Largest Holdings (% of Net Assets)
OPTI Canada, Inc. (Canada)	3.9%
Suncor Energy, Inc.	3.8%
National-Oilwell Varco, Inc.	3.8%
GlobalSantaFe Corp.	3.6%
Southwestern Energy Co.	3.5%

Five Largest Industries (% of Net Assets)
Oil Service	22.1%
Natural Gas Production	17.2%
Gold	13.7%
Integrated Oil/International	8.2%
Basic Metals	7.3%

Small Capitalization Stock

Five Largest Holdings (% of Net Assets)
iShares S&P SmallCap 600 Index	0.7%
NVR, Inc.	0.7%
Cimarex Energy Co.	0.7%
Roper Industries, Inc.	0.6%
Oshkosh Truck Corp. (Class “B” Stock)	0.6%

Five Largest Industries (% of Net Assets)
Banks & Savings & Loans	6.2%
Retail	6.2%
Drugs & Medical Supplies	5.5%
Oil & Gas	4.9%
Machinery	3.9%

Stock Index

Five Largest Holdings (% of Net Assets)
General Electric Co.	3.2%
Exxon Mobil Corp.	3.1%
Citigroup, Inc.	2.2%
Microsoft Corp.	2.1%
Procter & Gamble Co.	1.7%

Five Largest Industries (% of Net Assets)
Financial Services	9.1%
Drugs & Medical Supplies	9.0%
Banks and Savings & Loans	6.4%
Computer Services	5.8%
Retail	5.7%

Value

Five Largest Holdings (% of Net Assets)
Altria Group, Inc.	2.7%
Citigroup, Inc.	2.7%
TXU Corp.	2.6%
Kroger Co. (The)	2.5%
Suncor Energy, Inc.	2.3%

Five Largest Industries (% of Net Assets)
Oil, Gas & Consumable Fuels	10.9%
Financial Services	10.1%
Insurance	6.8%
Aerospace & Defense	5.3%
Pharmaceuticals	4.5%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2005	Ending Portfolio Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,031.40	0.57%	$2.92
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91

Diversified Bond (Class I)	Actual	$1,000.00	$1,003.50	0.46%	$2.32
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Equity (Class I)	Actual	$1,000.00	$1,113.50	0.46%	$2.45
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Equity (Class II)	Actual	$1,000.00	$1,110.90	0.86%	$4.58
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38

Flexible Managed (Class I)	Actual	$1,000.00	$1,038.00	0.63%	$3.24
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Global (Class I)	Actual	$1,000.00	$1,171.20	0.81%	$4.43
	Hypothetical	$1,000.00	$1,021.12	0.81%	$4.13

Government Income (Class I)	Actual	$1,000.00	$997.00	0.49%	$2.47
	Hypothetical	$1,000.00	$1,022.74	0.49%	$2.50

High Yield (Class I)	Actual	$1,000.00	$1,022.30	0.58%	$2.96
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2005	Ending Portfolio Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Jennison (Class I)	Actual	$1,000.00	$1,139.00	0.63%	$3.40
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Jennison (Class II)	Actual	$1,000.00	$1,135.80	1.03%	$5.54
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

Money Market (Class I)	Actual	$1,000.00	$1,016.50	0.45%	$2.29
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Natural Resources (Class I)	Actual	$1,000.00	$1,328.90	0.48%	$2.82
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45

Natural Resources (Class II)	Actual	$1,000.00	$1,326.30	0.88%	$5.16
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

Small Capitalization (Class I)	Actual	$1,000.00	$1,055.50	0.45%	$2.33
	Hypothetical	$1,000.00	$1,022.94	0.45%	$2.29

Stock Index (Class I)	Actual	$1,000.00	$1,056.10	0.38%	$1.97
	Hypothetical	$1,000.00	$1,023.29	0.38%	$1.94

Value (Class I)	Actual	$1,000.00	$1,118.80	0.43%	$2.30
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

Value (Class II)	Actual	$1,000.00	$1,116.80	0.83%	$4.43
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2005 (to reflect the six-month period).

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $261,257,394:
Unaffiliated investments (cost $2,407,278,671)	$2,557,877,983
Affiliated investments (cost $556,186,188)	556,179,503
Cash	68,311
Receivable for investments sold	91,241,360
Dividends and interest receivable	10,440,131
Receivable for capital stock sold	929,857
Prepaid expenses	71,419

Total Assets	3,216,808,564

LIABILITIES
Collateral for securities on loan	271,066,668
Payable for investments purchased	192,795,325
Management fee payable	1,294,013
Payable for capital stock repurchased	1,223,502
Accrued expenses and other liabilities	498,756
Due to broker—variation margin	129,841
Outstanding options written (premiums received $32,695)	7,363
Transfer agent fee payable	158

Total Liabilities	467,015,626

NET ASSETS	$2,749,792,938

Net assets were comprised of:
Common stock, at $0.01 par value	$1,822,453
Paid-in capital in excess of par	2,545,535,082

2,547,357,535
Undistributed net investment income	69,851,558
Accumulated net realized loss on investments	(18,382,356)
Net unrealized appreciation on investments	150,966,201

Net assets, December 31, 2005	$2,749,792,938

Net asset value and redemption price per share, $2,749,792,938 / 182,245,305 outstanding shares of common stock (authorized 525,000,000 shares)	$15.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$42,870,688
Unaffiliated dividend income (net of foreign withholding taxes of $14,138)	34,090,845
Affiliated dividend income	7,100,025
Affiliated income from securities loaned, net	580,653

84,642,211

EXPENSES
Management fee	15,374,476
Custodian’s fees and expenses	482,000
Shareholders’ reports	110,000
Insurance expenses	85,000
Directors’ fees	48,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	17,000
Legal fees and expenses	12,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	12,050

Total expenses	16,162,526
Less: custodian fee credit	(2,896)

Net expenses	16,159,630

NET INVESTMENT INCOME	68,482,581

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(16,216,011)
Futures	1,588,661
Options written	9,120

(14,618,230)

Net change in unrealized appreciation (depreciation) on:
Investments	40,733,804
Futures	(1,167,481)
Options written	25,332

39,591,655

NET GAIN ON INVESTMENTS	24,973,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$93,456,006

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$68,482,581	$64,495,046
Net realized gain (loss) on investments	(14,618,230)	34,664,562
Net change in unrealized appreciation (depreciation) on investments	39,591,655	120,028,247

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	93,456,006	219,187,855

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(65,771,642)	(55,941,153)
Distributions from net realized capital gains	(28,275,553)	(16,740,774)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(94,047,195)	(72,681,927)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,034,058 and 2,640,900 shares, respectively]	30,062,884	37,781,509
Capital stock issued in reinvestment of dividends and distributions [6,595,175 and 5,151,093 shares, respectively]	94,047,195	72,681,927
Capital stock repurchased [18,072,236 and 17,999,367 shares, respectively]	(267,289,008)	(258,377,816)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(143,178,929)	(147,914,380)

TOTAL DECREASE IN NET ASSETS	(143,770,118)	(1,408,452)
NET ASSETS:
Beginning of year	2,893,563,056	2,894,971,508

End of year (a)	$2,749,792,938	$2,893,563,056

(a) Includes undistributed net investment income of:	$69,851,558	$65,771,642

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $115,342,737:
Unaffiliated investments (cost $1,207,395,338)	$1,206,551,530
Affiliated investments (cost $236,170,881)	236,165,646
Foreign currency, at value (cost $247,636)	247,603
Receivable for investments sold	42,884,019
Interest receivable	11,404,710
Unrealized appreciation on forward foreign currency contracts	720,708
Unrealized appreciation on swaps	709,204
Prepaid expenses	45,204
Receivable for capital stock sold	30,140

Total Assets	1,498,758,764

LIABILITIES
Payable for investments purchased	146,852,727
Collateral for securities on loan	118,044,608
Payable for capital stock repurchased	1,980,675
Management fee payable	445,609
Accrued expenses and other liabilities	386,008
Unrealized depreciation on forward foreign currency contracts	199,873
Payable to custodian	168,222
Outstanding options written (premiums received $68,013)	15,319
Deferred directors’ fees	7,911
Unrealized depreciation on swaps	6,894
Due to broker—variation margin	4,717
Transfer agent fee payable	218

Total Liabilities	268,112,781

NET ASSETS	$1,230,645,983

Net assets were comprised of:
Common stock, at $0.01 par value	$1,123,114
Paid-in capital in excess of par	1,220,942,697

1,222,065,811
Distributions in excess of net investment income	(1,572,811)
Accumulated net realized gain on investments	8,729,268
Net unrealized appreciation on investments and foreign currencies	1,423,715

Net assets, December 31, 2005	$1,230,645,983

Net asset value and redemption price per share, $1,230,645,983 / 112,311,406 outstanding shares of common stock (authorized 275,000,000 shares)	$10.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest (net of foreign withholding taxes of $17,276)	$61,169,113
Affiliated dividend income	2,720,333
Affiliated income from securities loaned, net	253,453

64,142,899

EXPENSES
Management fees	4,870,124
Custodian’s fees and expenses	285,000
Shareholders’ reports	250,000
Insurance expenses	40,000
Directors’ fees	39,000
Audit fee	20,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $2,500) (Note 4)	2,500
Miscellaneous	7,028

Total expenses	5,538,652
Less: custodian fee credit	(6,551)

Net expenses	5,532,101

NET INVESTMENT INCOME	58,610,798

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	4,267,073
Futures transactions	5,388,658
Written options	19,241
Swaps	(526,190)
Foreign currency transactions	(1,920)

9,146,862

Net change in unrealized appreciation (depreciation) on:
Investments	(29,959,547)
Futures	(126,605)
Swaps	384,851
Written options	52,694
Foreign currencies	1,021,566

(28,627,041)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(19,480,179)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,130,619

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$58,610,798	$62,388,239
Net realized gain on investments and foreign currencies	9,146,862	23,636,787
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(28,627,041)	(12,479,909)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	39,130,619	73,545,117

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(64,066,702)	(59,934,775)
Distributions from net realized capital gains	(8,967,165)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(73,033,867)	(59,934,775)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [13,510,338 and 4,067,619 shares, respectively]	149,284,047	45,699,435
Capital stock issued in reinvestment of dividends and distributions [6,639,907 and 5,347,081 shares, respectively]	73,033,867	59,934,775
Capital stock repurchased [21,634,412 and 22,539,459 shares, respectively]	(241,438,250)	(253,550,802)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(19,120,336)	(147,916,592)

TOTAL DECREASE IN NET ASSETS	(53,023,584)	(134,306,250)
NET ASSETS:
Beginning of year	1,283,669,567	1,417,975,817

End of year (a)	$1,230,645,983	$1,283,669,567

(a) Includes undistributed net investment income of:	$—	$4,711,091

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $573,434,139:
Unaffiliated investments (cost $3,502,883,700)	$4,205,330,097
Affiliated investments (cost $672,787,774)	672,787,774
Receivable for investments sold	18,053,981
Dividends and interest receivable	5,182,711
Prepaid expenses	125,993
Tax reclaim receivable	47,267

Total Assets	4,901,527,823

LIABILITIES
Collateral for securities on loan	596,781,337
Payable for investments purchased	15,237,166
Management fee payable	1,720,689
Payable for capital stock repurchased	805,401
Accrued expenses and other liabilities	793,169
Payable to custodian	245,540
Deferred directors’ fees	2,118
Transfer agent fee payable	883
Administration fee payable	654
Distribution fee payable	172

Total Liabilities	615,587,129

NET ASSETS	$4,285,940,694

Net assets were comprised of:
Common stock, at $0.01 par value	$1,739,584
Paid-in capital in excess of par	3,949,878,418

3,951,618,002
Undistributed net investment income	2,150,120
Accumulated net realized loss on investments	(370,273,744)
Net unrealized appreciation on investments and foreign currencies	702,446,316

Net assets, December 31, 2005	$4,285,940,694

Class I:
Net asset value and redemption price per share, $4,283,885,351 / 173,875,150 outstanding shares of common stock (authorized 525,000,000 shares)	$24.64

Class II:
Net asset value and redemption price per share, $2,055,343 / 83,249 outstanding shares of common stock (authorized 50,000,000 shares)	$24.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $708,767)	$58,216,117
Affiliated dividend income	2,133,551
Affiliated income from securities lending, net	371,263
Interest	40,506

60,761,437

EXPENSES
Management fee	18,375,266
Distribution fee—Class II	3,501
Administration fee—Class II	2,101
Custodian fees and expenses	457,000
Shareholders’ reports	280,000
Directors’ fees	73,000
Insurance expenses	71,000
Legal fees and expenses	50,000
Audit fee	25,000
Commitment fee on syndicated credit agreement	17,000
Transfer agent’s fee and expenses (including affiliated expense of $5,200) (Note 4)	8,000
Loan interest expense (Note 8)	1,097
Miscellaneous	16,667

Total expenses	19,379,632
Less: custodian fee credit	(17,915)

Net expenses	19,361,717

NET INVESTMENT INCOME	41,399,720

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	424,140,001
Futures transactions	(103,744)
Foreign currency transactions	(151,673)

423,884,584

Net change in unrealized appreciation (depreciation) on:
Investments	(16,878,993)
Futures	4,950
Foreign currencies	(1,050)

(16,875,093)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	407,009,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$448,409,211

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$41,399,720	$51,028,928
Net realized gain on investments and foreign currencies	423,884,584	137,366,918
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(16,875,093)	188,905,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	448,409,211	377,301,098

DIVIDENDS:
Dividends from net investment income
Class I	(39,989,141)	(50,405,570)
Class II	(9,415)	(9,198)

TOTAL DIVIDENDS	(39,998,556)	(50,414,768)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [3,037,919 and 4,902,308 shares, respectively]	69,318,202	102,414,548
Capital stock issued in reinvestment of dividends [1,608,907 and 2,300,828 shares, respectively]	39,998,556	50,414,768
Net asset value of shares issued in merger [1,320,590 and 0 shares, respectively]	28,041,417	—
Capital stock repurchased [17,423,309 and 17,031,464 shares, respectively]	(396,681,659)	(356,013,098)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(259,323,484)	(203,183,782)

TOTAL INCREASE IN NET ASSETS	149,087,171	123,702,548
NET ASSETS:
Beginning of year	4,136,853,523	4,013,150,975

End of year (a)	$4,285,940,694	$4,136,853,523

(a) Includes undistributed net investment income of	$2,150,120	$900,629

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $319,608,525:
Unaffiliated Investments (cost $3,138,178,593)	$3,361,008,562
Affiliated Investments (cost $672,020,359)	672,014,481
Cash	3,237,540
Dividends and interest receivable	11,747,751
Receivable for investments sold	8,210,565
Receivable for capital stock sold	242,045
Prepaid expenses	88,968

Total Assets	4,056,549,912

LIABILITIES
Collateral for securities on loan	333,010,724
Payable for investments purchased	175,798,120
Management fee payable	1,822,766
Payable for capital stock repurchased	1,115,938
Accrued expenses and other liabilities	792,356
Due to broker—variation margin	74,991
Outstanding options written (premiums received $25,846)	5,819
Transfer agent fee payable	154

Total Liabilities	512,620,868

NET ASSETS	$3,543,929,044

Net assets were comprised of:
Common stock, at par	$2,093,910
Paid-in capital in excess of par	3,219,178,955

3,221,272,865
Undistributed net investment income	70,753,332
Accumulated net realized gain on investments	28,335,103
Net unrealized appreciation on investments	223,567,744

Net assets December 31, 2005	$3,543,929,044

Net asset value and redemption price per share $3,543,929,044 / 209,390,951 outstanding shares of common stock (authorized 600,000,000 shares)	$16.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $4,063)	$42,447,988
Interest	40,268,336
Affiliated dividend income	8,608,058
Affiliated income from securities loaned, net	947,805

92,272,187

EXPENSES
Management fee	21,440,131
Custodian’s fees and expenses	541,000
Shareholders’ Reports	279,000
Insurance expenses	111,000
Directors’ fees	58,000
Commitment fee on syndicated credit agreement	36,000
Audit fee	26,000
Legal fees and expenses	12,000
Loan interest expense (Note 8)	11,000
Transfer agent’s fee and expenses (including affiliated expense of $1,800) (Note 4)	2,000
Miscellaneous	922

Total expenses	22,517,053
Less: custodian fee credit	(6,794)

Net expenses	22,510,259

NET INVESTMENT INCOME	69,761,928

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	186,606,894
Written options transactions	7,210
Futures transactions	1,383,923

187,998,027

Net change in unrealized appreciation (depreciation) on:
Investments	(113,485,790)
Written options	20,027
Futures	(2,933,593)

(116,399,356)

NET GAIN ON INVESTMENTS	71,598,671

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,360,599

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$69,761,928	$67,692,398
Net realized gain on investments	187,998,027	277,834,444
Net change in unrealized appreciation (depreciation) on investments	(116,399,356)	37,872,941

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	141,360,599	383,399,783

DIVIDENDS:
Dividends from net investment income	(68,680,004)	(52,897,054)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,131,903 and 2,576,492 shares, respectively]	35,053,816	39,870,970
Capital stock issued in reinvestment of dividends and distributions [4,311,362 and 3,496,170 shares, respectively]	68,680,004	52,897,054
Capital stock repurchased [31,247,534 and 15,095,754 shares, respectively]	(515,965,873)	(233,366,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(412,232,053)	(140,598,709)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,551,458)	189,904,020
NET ASSETS:
Beginning of year	3,883,480,502	3,693,576,482

End of year (a)	$3,543,929,044	$3,883,480,502

(a) Includes undistributed net investment income of:	$70,753,332	$68,680,004

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value
Unaffiliated investments (cost $733,368,638)	$771,237,035
Affiliated investments (cost $41,184,673)	41,184,673
Cash	3,683,340
Foreign currency, at value (cost $13,801,068)	13,871,437
Dividends and interest receivable	778,291
Receivable for investments sold	532,664
Receivable for capital stock sold	240,176
Foreign tax reclaim receivable	100,533
Prepaid expenses	38,998
Due from broker—margin variation	22,031

Total Assets	831,689,178

LIABILITIES
Payable for investments purchased	16,526,947
Management fee payable	517,038
Accrued expenses and other liabilities	301,211
Payable for capital stock repurchased	203,728
Transfer agent fee payable	409

Total Liabilities	17,549,333

NET ASSETS	$814,139,845

Net assets were comprised of:
Common stock, at $.01 par value	$429,437
Paid-in capital in excess of par	822,097,574

822,527,011
Undistributed net investment income	4,677,915
Accumulated net realized loss on investments	(50,846,431)
Net unrealized appreciation on investments futures and foreign currencies	37,781,350

Net assets, December 31, 2005	$814,139,845

Net asset value and redemption price per share, $814,139,845 / 42,943,692 outstanding shares of common stock (authorized 125,000,000 shares)	$18.96

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $849,563)	$11,239,721
Affiliated dividend income	285,505
Affiliated income from securities loaned, net	209,732
Interest	6,089

11,741,047

EXPENSES
Management fee	5,523,966
Custodian’s fees and expenses	352,000
Shareholders’ reports	76,000
Insurance expenses	20,000
Directors’ fees	20,000
Audit fee	15,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fee and expenses (including affiliated expense of $4,800) (Note 4)	4,800
Miscellaneous	20,143

Total expenses	6,045,909
Less: custodian fee credit	(1,383)

Net expenses	6,044,526

NET INVESTMENT INCOME	5,696,521

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	173,555,188
Foreign currencies	(1,027,248)

172,527,940

Net change in unrealized appreciation (depreciation) on:
Investments	(64,129,593)
Futures	(159,503)
Foreign currencies	(225,604)

(64,514,700)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	108,013,240

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$113,709,761

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,696,521	$4,416,437
Net realized gain on investment and foreign currency transactions	172,527,940	49,426,072
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(64,514,700)	6,753,293

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	113,709,761	60,595,802

DIVIDENDS:
Dividends from net investment income	(4,467,100)	(6,503,370)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [5,440,330 and 4,388,836 shares, respectively]	90,659,307	67,022,905
Capital stock issued in reinvestment of dividends and distributions [279,893 and 428,700 shares, respectively]	4,467,100	6,503,370
Capital stock repurchased [4,829,904 and 6,721,998 shares, respectively]	(81,315,937)	(102,162,355)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	13,810,470	(28,636,080)

TOTAL INCREASE IN NET ASSETS	123,053,131	25,456,352
NET ASSETS:
Beginning of year	691,086,714	665,630,362

End of year (a)	$814,139,845	$691,086,714

(a) Includes undistributed net investment income of:	$4,677,915	$4,450,477

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $6,681,354:
Unaffiliated investments (cost $359,198,917)	$357,307,863
Affiliated investments (cost $67,117,053)	67,114,555
Receivable for investments sold	16,653,342
Interest receivable	2,808,136
Receivable for capital stock sold	434,133
Unrealized appreciation on swaps	132,959
Prepaid expenses	15,328
Due from broker—variation margin	6,092

Total Assets	444,472,408

LIABILITIES
Payable for investments purchased	58,869,212
Collateral for securities on loan	6,829,733
Payable for capital stock repurchased	309,210
Management fee payable	128,606
Accrued expenses and other liabilities	109,549
Payable to custodian	55,045
Outstanding option written (premium received $22,688)	5,106
Deferred directors’ fees	3,418
Transfer agent fee payable	180

Total Liabilities	66,310,059

NET ASSETS	$378,162,349

Net assets were comprised of:
Common stock, at $0.01 par value	$331,576
Paid-in capital in excess of par	382,123,227

382,454,803
Undistributed net investment income	1,093,680
Accumulated net realized loss on investments	(3,876,034)
Net unrealized depreciation on investments	(1,510,100)

Net assets, December 31, 2005	$378,162,349

Net asset value and redemption price per share, $378,162,349 / 33,157,614 outstanding shares of common stock (authorized 100,000,000 shares)	$11.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$15,973,884
Affiliated dividend income	2,437,713
Affiliated income from securities loaned, net	89,911

18,501,508

EXPENSES
Management fee	1,598,279
Custodian’s fees and expenses	150,000
Shareholders’ reports	63,000
Audit fee	20,000
Directors’ fees	16,000
Insurance expenses	13,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fee and expenses (including affiliated expense of $1,200) (Note 4)	1,200
Miscellaneous	7,098

Total expenses	1,881,577
Less: custodian fee credit	(4,436)

Net expenses	1,877,141

NET INVESTMENT INCOME	16,624,367

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(962,945)
Futures transactions	1,356,776
Interest rate swaps	(174,961)
Options written	6,377

225,247

Net change in unrealized appreciation (depreciation) on:
Investments	(6,904,689)
Futures	96,201
Swaps	132,959
Options written	17,582

(6,657,947)

NET LOSS ON INVESTMENTS	(6,432,700)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,191,667

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,624,367	$17,626,356
Net realized gain (loss) on investments	225,247	(1,822,628)
Net change in unrealized appreciation (depreciation) on investments	(6,657,947)	(2,660,780)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,191,667	13,142,948

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,278,784)	(17,811,600)
Distributions from net realized capital gains	—	(5,359,384)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(18,278,784)	(23,170,984)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,193,333 and 1,721,076 shares, respectively]	13,825,736	20,315,715
Capital stock issued in reinvestment of dividends and distributions [1,593,500 and 1,976,013 shares, respectively]	18,278,784	23,170,984
Capital stock repurchased [5,694,737 and 6,350,224 shares, respectively]	(66,011,678)	(74,818,441)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(33,907,158)	(31,331,742)

TOTAL DECREASE IN NET ASSETS	(41,994,275)	(41,359,778)
NET ASSETS:
Beginning of year	420,156,624	461,516,402

End of year (a)	$378,162,349	$420,156,624

(a) Includes undistributed net investment income of:	$1,093,680	$2,209,085

SEE NOTES TO FINANCIAL STATEMENTS.

A6

HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $349,931,181:
Unaffiliated investments (cost $1,529,185,458)	$1,534,299,272
Affiliated investments (cost $430,192,060)	430,189,720
Foreign currency, at value (cost $1,053,860)	1,031,162
Dividends and interest receivable	31,281,130
Prepaid expenses	46,611
Receivable for capital stock sold	26,122

Total Assets	1,996,874,017

LIABILITIES
Collateral for securities on loan	359,435,840
Management fee payable	761,434
Payable for capital stock repurchased	324,437
Accrued expenses and other liabilities	295,141
Unrealized depreciation on swaps	215,970
Payable to custodian	88,505
Deferred directors’ fees	3,332
Transfer agent fee payable	218

Total Liabilities	361,124,877

NET ASSETS	$1,635,749,140

Net assets were comprised of:
Common stock, at $0.01 par value	$3,126,584
Paid-in capital in excess of par	1,885,728,885

1,888,855,469
Undistributed net investment income	4,914,325
Accumulated net realized loss on investments	(262,893,460)
Net unrealized appreciation on investments, swaps and foreign currency	4,872,806

Net assets, December 31, 2005	$1,635,749,140

Net asset value and redemption price per share, $1,635,749,140 / 312,658,447 outstanding shares of common stock (authorized 600,000,000 shares)	$5.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$118,481,666
Affiliated dividend income	2,544,975
Unaffiliated dividend income (net of foreign withholding taxes of $2,516)	2,021,692
Affiliated income from securities loaned, net	790,809

Total income	123,839,142

EXPENSES
Management fee	8,815,582
Custodian’s fees and expenses	271,000
Shareholders’ reports	140,000
Insurance expenses	42,000
Directors’ fees	33,000
Audit fee	21,000
Legal fees and expenses	11,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fee and expenses (including affiliated expense of $2,500) (Note 4)	2,600
Miscellaneous	10,350

Total expenses	9,356,532
Less: custodian fee credit	(22,548)

Net expenses	9,333,984

NET INVESTMENT INCOME	114,505,158

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(631,044)
Swaps	26,542
Foreign currencies transactions	(107,346)

(711,848)

Net change in unrealized appreciation (depreciation) on:
Investments	(58,787,822)
Swaps	(215,970)
Foreign currencies	(26,863)

(59,030,655)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(59,742,503)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,762,655

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$114,505,158	$109,068,962
Net realized gain (loss) on investments, swaps and foreign currencies	(711,848)	33,076,326
Net change in unrealized appreciation (depreciation) on investments	(59,030,655)	2,657,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	54,762,655	144,802,504

DIVIDENDS:
Dividends from net investment income	(110,212,418)	(108,509,679)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [20,763,375 and 22,843,297 shares, respectively]	110,658,866	123,128,055
Capital stock issued in reinvestment of dividends [20,967,075 and 20,556,258 shares, respectively]	110,212,418	108,509,679
Capital stock repurchased [23,489,952 and 26,189,434 shares, respectively]	(125,355,809)	(138,934,319)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	95,515,475	92,703,415

TOTAL INCREASE IN NET ASSETS	40,065,712	128,996,240
NET ASSETS:
Beginning of year	1,595,683,428	1,466,687,188

End of year (a)	$1,635,749,140	$1,595,683,428

(a) Includes undistributed net investment income of:	$4,914,325	$171,280

SEE NOTES TO FINANCIAL STATEMENTS.

A7

JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $259,673,375:
Unaffiliated investments (cost $1,743,932,361)	$2,295,674,665
Affiliated investments (cost $288,723,330)	288,723,330
Cash	78,607
Receivable for investments sold	12,266,999
Dividends and interest receivable	1,291,304
Receivable for capital stock sold	490,564
Prepaid expenses	42,791

Total Assets	2,598,568,260

LIABILITIES
Collateral for securities on loan	272,359,041
Payable for investments purchased	9,086,486
Management fee payable	1,199,789
Accrued expenses	351,371
Payable for capital stock repurchased	322,241
Administration fee payable	4,371
Distribution fee payable	3,874
Transfer agent fee payable	515

Total Liabilities	283,327,688

NET ASSETS	$2,315,240,572

Net assets were comprised of:
Common stock, at $0.01 par value	$1,115,446
Paid-in capital in excess of par	2,783,528,737

2,784,644,183
Distribution in excess of net investment income	(49,411)
Accumulated net realized loss on investments	(1,021,096,504)
Net unrealized appreciation on investments and foreign currencies	551,742,304

Net assets, December 31, 2005	$2,315,240,572

Class I:
Net asset value and redemption price per share, $2,296,970,767 / 110,652,861 outstanding shares of common stock (authorized 275,000,000 shares)	$20.76

Class II:
Net asset value and redemption price per share, $18,269,805 / 891,772 outstanding shares of common stock (authorized 75,000,000 shares)	$20.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $371,777)	$14,393,429
Affiliated dividend income	988,340
Affiliated income from securities loaned, net	390,650
Interest	258

15,772,677

EXPENSES
Management fee	12,926,183
Distribution fee—Class II	159,621
Administration fee—Class II	95,773
Shareholders’ reports	277,000
Custodian’s fees and expenses	228,000
Insurance expenses	60,000
Directors’ fees	40,000
Audit fee	16,000
Legal fees and expenses	10,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fee and expenses (including affiliated expense of $6,100) (Note 4)	6,400
Miscellaneous	8,004

Total expenses	13,835,981
Less: custodian fee credit	(486)

Net expenses	13,835,495

NET INVESTMENT INCOME	1,937,182

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	134,425,982
Foreign currency transactions	(221,613)

134,204,369

Net change in unrealized appreciation (depreciation) on:
Investments	164,162,390
Foreign currencies	(3,661)

164,158,729

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	298,363,098

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$300,300,280

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,937,182	$9,485,604
Net realized gain on investments and foreign currencies	134,204,369	43,329,941
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	164,158,729	133,571,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	300,300,280	186,387,388

DIVIDENDS:
Dividends from net investment income
Class I	(2,181,501)	(8,976,218)
Class II	—	(34,040)

TOTAL DIVIDENDS	(2,181,501)	(9,010,258)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [14,492,389 and 20,281,543 shares, respectively]	269,056,619	339,856,220
Capital stock issued in reinvestment of dividends [107,900 and 504,275 shares, respectively]	2,181,501	9,010,258
Capital stock repurchased [20,487,671 and 14,520,484 shares, respectively]	(383,146,862)	(243,917,708)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(111,908,742)	104,948,770

TOTAL INCREASE IN NET ASSETS	186,210,037	282,325,900
NET ASSETS:
Beginning of year	2,129,030,535	1,846,704,635

End of year (a)	$2,315,240,572	$2,129,030,535

(a) Includes undistributed net investment income of:	$—	$348,010

SEE NOTES TO FINANCIAL STATEMENTS.

A8

MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value (amortized cost $847,900,470)	$847,900,470
Cash	400,000
Interest receivable	2,952,389
Receivable for capital stock sold	1,323,968
Prepaid expenses	27,973

Total Assets	852,604,800

LIABILITIES
Management fee payable	293,817
Accrued expenses	276,853
Dividend payable	91,176
Transfer agent fee payable	467

Total Liabilities	662,313

NET ASSETS	$851,942,487

Net assets were comprised of:
Common stock, at $0.01 par value	$851,942
Paid-in capital in excess of par	851,090,545

Net assets, December 31, 2005	$851,942,487

Net asset value and redemption price per share, $851,942,487 / 85,194,248 outstanding shares of common stock (authorized 275,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$29,880,875

EXPENSES
Management fee	3,613,954
Shareholders’ reports	245,000
Custodian’s fees and expenses	119,000
Directors’ fees	20,000
Insurance expenses	18,000
Audit fee	13,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,500) (Note 4)	5,500
Miscellaneous	4,709

Total expenses	4,049,163
Less: custodian fee credit	(427)

Net expenses	4,048,736

NET INVESTMENT INCOME	25,832,139

NET REALIZED GAIN ON INVESTMENTS	781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,832,920

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$25,832,139	$9,340,610
Net realized gain on investments	781	24,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	25,832,920	9,365,525

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(25,832,139)	(9,340,610)
Distributions from net realized capital gains	(781)	(24,915)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(25,832,920)	(9,365,525)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [53,191,964 and 50,222,414 shares, respectively]	531,919,640	502,224,143
Capital stock issued in reinvestment of dividends and distributions [2,574,174 and 936,553 shares, respectively]	25,741,744	9,365,526
Capital stock repurchased [59,107,465 and 55,988,466 shares, respectively]	(591,074,644)	(559,884,661)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(33,413,260)	(48,294,992)

TOTAL DECREASE IN NET ASSETS	(33,413,260)	(48,294,992)
NET ASSETS:
Beginning of year	885,355,747	933,650,739

End of year	$851,942,487	$885,355,747

SEE NOTES TO FINANCIAL STATEMENTS.

A9

NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $159,596,535:
Unaffiliated investments (cost $597,284,733)	$1,008,292,602
Affiliated investments (cost $184,121,312)	184,121,312
Foreign currency, at value (cost $6,134,267)	6,130,390
Cash	169,259
Dividends and interest receivable	795,002
Receivable for investments sold	708,976
Receivable for capital stock sold	121,517
Prepaid expenses	27,244
Unrealized appreciation on forward foreign currency contracts	2,762

Total Assets	1,200,369,064

LIABILITIES
Collateral for securities on loan	170,186,750
Payable for investments purchased	8,161,364
Management fee payable	388,668
Payable for capital stock repurchased	137,787
Accrued expenses and other liabilities	125,731
Administration fee payable	588
Transfer agent fee payable	122
Distribution fee payable	980

Total Liabilities	179,001,990

NET ASSETS	$1,021,367,074

Net assets were comprised of:
Common stock, at $0.01 par value	$224,702
Paid-in capital in excess of par	434,520,139

434,744,841
Undistributed net investment income	960,296
Accumulated net realized gain on investments	174,656,799
Net unrealized appreciation on investments and foreign currencies	411,005,138

Net assets, December 31, 2005	$1,021,367,074

Class I:
Net asset value and redemption price per share, $1,016,313,047 / 22,358,661 outstanding shares of common stock (authorized 100,000,000 shares)	$45.46

Class II:
Net asset value and redemption price per share, $5,054,027 / 111,512 outstanding shares of common stock (authorized 10,000,000 shares)	$45.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $260,581)	$7,855,848
Affiliated dividend income	450,247
Affiliated income from securities loaned, net	797,560

9,103,655

EXPENSES
Management fee	3,576,998
Distribution fee—Class II	4,072
Administration fee—Class II	2,443
Custodian’s fees and expenses	197,000
Shareholders’ reports	46,000
Directors’ fees	24,000
Insurance expenses	16,000
Audit fee	15,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	4,000
Transfer agent’s fee and expenses (including affiliated expense of $1,300) (Note 4)	1,300
Miscellaneous	12,628

Total expenses	3,908,441
Less: custodian fee credit	(2,922)

Net expenses	3,905,519

NET INVESTMENT INCOME	5,198,136

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	185,452,783
Foreign currency transactions	(124,678)

185,328,105

Net change in unrealized appreciation (depreciation) on:
Investments	168,016,182
Foreign currencies	(2,801)

168,013,381

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	353,341,486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$358,539,622

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$5,198,136	$2,659,732
Net realized gain on investments and foreign currencies	185,328,105	61,183,272
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	168,013,381	61,162,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	358,539,622	125,005,813

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(27,981)	(18,430,595)
Distributions from net realized capital gains
Class I	(60,008,879)	(19,967,025)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(60,036,860)	(38,397,620)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [2,586,211 and 1,401,282 shares, respectively]	96,654,278	39,851,530
Capital stock issued in reinvestment of dividends and distributions [1,857,002 and 1,462,209 shares, respectively]	60,036,860	38,397,620
Capital stock repurchased [1,503,940 and 1,476,976 shares, respectively]	(56,381,759)	(41,027,681)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	100,309,379	37,221,469

TOTAL INCREASE IN NET ASSETS	398,812,141	123,829,662
NET ASSETS:
Beginning of year	622,554,933	498,725,271

End of year (a)	$1,021,367,074	$622,554,933

(a) Includes undistributed net investment income of:	$960,296	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $96,200,779:
Unaffiliated investments (cost $518,056,822)	$730,944,078
Affiliated investments (cost $109,179,634)	109,179,634
Cash	1,628,885
Dividends and interest receivable	783,508
Receivable for capital stock sold	48,896
Prepaid expenses	23,505

Total Assets	842,608,506

LIABILITIES
Collateral for securities on loan	101,040,779
Payable for investments purchased	2,529,372
Management fee payable	255,686
Accrued expenses and other liabilities	235,277
Payable for capital stock repurchased	187,440
Due to broker—variation margin	27,500
Transfer agent fee payable	143

Total Liabilities	104,276,197

NET ASSETS	$738,332,309

Net assets were comprised of:
Common stock, at $0.01 par value	$345,342
Paid-in capital in excess of par	493,907,544

494,252,886
Undistributed net investment income	296,825
Accumulated net realized gain on investments	30,947,742
Net unrealized appreciation on investments	212,834,856

Net assets, December 31, 2005	$738,332,309

Net asset value and redemption price per share, $738,332,309 / 34,534,219 outstanding shares of common stock (authorized 100,000,000 shares)	$21.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,994)	$7,314,958
Affiliated income from securities loaned, net	430,741
Affiliated dividend income	31,880
Interest	9,650

7,787,229

EXPENSES
Management fee	2,897,737
Custodian’s fees and expenses	197,000
Shareholders’ reports	91,000
Directors’ fees	25,000
Insurance expenses	20,000
Audit fee	16,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fee and expenses (including affiliated expense of $1,700) (Note 4)	1,700
Miscellaneous	60,043

Total expenses	3,326,480
Less: custodian fee credit	(3,701)

Net expenses	3,322,779

NET INVESTMENT INCOME	4,464,450

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain on:
Investments	34,029,908
Futures transactions	159,111

34,189,019

Net change in unrealized appreciation (depreciation) on:
Investments	11,724,730
Futures	(59,175)

11,665,555

NET GAIN ON INVESTMENTS	45,854,574

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$50,319,024

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,464,450	$4,078,755
Net realized gain on investments	34,189,019	43,265,956
Net change in unrealized appreciation (depreciation) on investments	11,665,555	87,541,030

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	50,319,024	134,885,741

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(4,346,380)	(3,949,770)
Distributions from net realized capital gains	(42,621,094)	(2,458,828)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(46,967,474)	(6,408,598)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,735,176 and 2,655,531 shares, respectively]	35,830,020	49,733,501
Capital stock issued in reinvestment of dividends and distributions [2,375,052 and 324,158 shares, respectively]	46,967,474	6,408,598
Capital stock repurchased [4,422,312 and 3,284,891 shares, respectively]	(91,046,543)	(61,288,177)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(8,249,049)	(5,146,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,897,499)	123,331,065
NET ASSETS:
Beginning of year	743,229,808	619,898,743

End of year (a)	$738,332,309	$743,229,808

(a) Includes undistributed net investment income of:	$296,825	$178,755

SEE NOTES TO FINANCIAL STATEMENTS.

A11

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $301,146,620:
Unaffiliated investments (cost $2,228,987,120)	$3,153,585,869
Affiliated investments (cost $371,767,830)	371,767,830
Cash	1,324,185
Dividends receivable	4,285,863
Receivable for investments sold	1,605,721
Prepaid expenses	79,806
Receivable for capital stock sold	56,906

Total Assets	3,532,706,180

LIABILITIES
Collateral for securities on loan	315,379,940
Payable for investments purchased	1,492,469
Payable for capital stock repurchased	1,222,599
Management fee payable	966,414
Accrued expenses	625,352
Due to broker—variation margin	274,275
Transfer agent fee payable	1,059

Total Liabilities	319,962,108

NET ASSETS	$3,212,744,072

Net assets were comprised of:
Common stock, at $0.01 par value	$1,022,939
Paid-in capital in excess of par	2,298,124,425

2,299,147,364
Undistributed net investment income	1,844,408
Accumulated net realized loss on investments	(11,892,036)
Net unrealized appreciation on investments	923,644,336

Net assets, December 31, 2005	$3,212,744,072

Net asset value and redemption price per share, $3,212,744,072 / 102,293,894 outstanding shares of common stock (authorized 275,000,000 shares)	$31.41

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income	$56,333,733
Affiliated dividend income	3,134,059
Affiliated income from securities loaned, net	589,588
Interest	172,369

60,229,749

EXPENSES
Management fee	11,110,301
Custodian’s fees and expenses	375,000
Shareholders’ reports	350,000
Insurance expenses	89,000
Directors’ fees	53,000
Commitment fee on syndicated credit agreement	24,000
Legal fees and expenses	15,000
Audit fee	15,000
Transfer agent’s fee and expenses (including affiliated expense of $5,300) (Note 4)	5,500
Miscellaneous	10,567

Total expenses	12,047,368
Less: custodian fee credit	(528)

Net expenses	12,046,840

NET INVESTMENT INCOME	48,182,909

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(12,429,838)
Futures transactions	2,343,274

(10,086,564)

Net change in unrealized appreciation (depreciation) on:
Investments	105,373,659
Futures	(1,525,701)

103,847,958

NET GAIN ON INVESTMENTS	93,761,394

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,944,303

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,182,909	$48,432,007
Net realized gain (loss) on investments	(10,086,564)	82,299,696
Net change in unrealized appreciation (depreciation) on investments	103,847,958	165,798,382

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	141,944,303	296,530,085

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(47,928,302)	(47,984,184)
Distributions from net realized capital gains	(80,427,226)	(50,558,478)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(128,355,528)	(98,542,662)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [10,979,065 and 9,453,913 shares, respectively]	339,642,147	278,172,758
Capital stock issued in reinvestment of dividends and distributions [4,228,580 and 3,317,515 shares, respectively]	128,355,528	98,542,662
Capital stock repurchased [11,826,004 and 14,255,340 shares, respectively]	(363,515,389)	(420,932,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	104,482,286	(44,217,051)

TOTAL INCREASE IN NET ASSETS	118,071,061	153,770,372
NET ASSETS:
Beginning of year	3,094,673,011	2,940,902,639

End of year (a)	$3,212,744,072	$3,094,673,011

(a) Includes undistributed net investment income of:	$1,844,408	$1,589,801

SEE NOTES TO FINANCIAL STATEMENTS.

A12

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $256,935,541:
Unaffiliated investments (cost $1,375,439,874)	$1,736,668,255
Affiliated investments (cost $303,980,204)	303,980,204
Cash	208,135
Foreign currency, at value (cost $814)	814
Dividends and interest receivable	2,540,040
Receivable for capital stock sold	509,451
Prepaid expenses	41,074

Total Assets	2,043,947,973

LIABILITIES
Collateral for securities on loan	269,315,964
Payable for investments purchased	19,641,738
Accrued expenses and other liabilities	601,940
Management fee payable	667,334
Payable for capital stock repurchased	466,882
Distribution fee payable	704
Transfer agent fee payable	455
Administration fee payable	422

Total Liabilities	290,695,439

NET ASSETS	$1,753,252,534

Net assets were comprised of:
Common stock, at $0.01 par value	$763,885
Paid-in capital in excess of par	1,328,094,369

1,328,858,254
Undistributed net investment income	1,224,164
Accumulated net realized gain on investments and foreign currencies	61,941,735
Net unrealized appreciation on investments	361,228,381

Net assets, December 31, 2005	$1,753,252,534

Class I:
Net asset value and redemption price per share, $1,750,115,391 / 76,251,973 outstanding shares of common stock (authorized 275,000,000 shares)	$22.95

Class II:
Net asset value and redemption price per share, $3,137,143 / 136,494 outstanding shares of common stock (authorized 50,000,000 shares)	$22.98

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $560,507)	$27,905,511
Affiliated dividend income	1,005,304
Affiliated income from securities loaned, net	346,604
Interest	896

29,258,315

EXPENSES
Management fee	6,558,856
Distribution fee—Class II	7,841
Administration fee—Class II	4,705
Shareholders’ reports	199,000
Custodian’s fees and expenses	196,000
Insurance expenses	45,000
Directors’ fees	31,000
Commitment fee on syndicated credit agreement	15,000
Audit fee	15,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,300) (Note 4)	5,500
Miscellaneous	7,279

Total expenses	7,095,181
Less: custodian fee credit	(1,680)

Net expenses	7,093,501

NET INVESTMENT INCOME	22,164,814

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	204,956,945
Foreign currency transactions	73,841

205,030,786

Net change in unrealized appreciation (depreciation) on:
Investments	28,680,042
Foreign currencies	(1,010)

28,679,032

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	233,709,818

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$255,874,632

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,164,814	$22,060,925
Net realized gain on investments	205,030,786	77,062,241
Net change in unrealized appreciation (depreciation) on investments	28,679,032	129,044,352

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	255,874,632	228,167,518

DIVIDENDS:
Dividends from net investment income
Class I	(22,610,679)	(20,412,598)
Class II	(26,899)	(26,411)

TOTAL DIVIDENDS	(22,637,578)	(20,439,009)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [3,300,330 and 3,961,436 shares, respectively]	69,873,234	72,300,449
Capital stock issued in reinvestment of dividends [990,895 and 1,041,743 shares, respectively]	22,637,578	20,439,009
Capital stock repurchased [8,118,990 and 8,812,231 shares, respectively]	(171,071,091)	(160,915,601)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(78,560,279)	(68,176,143)

TOTAL INCREASE IN NET ASSETS	154,676,775	139,552,366
NET ASSETS:
Beginning of year	1,598,575,759	1,459,023,393

End of year (a)	$1,753,252,534	$1,598,575,759

(a) Includes undistributed net investment income of:	$1,224,164	$1,623,087

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 92.9%		Value (Note 2)
COMMON STOCKS — 57.5%	Shares
Aerospace & Defense — 1.3%
Boeing Co.	116,000	$8,147,840
General Dynamics Corp.	28,500	3,250,425
Goodrich Corp.	17,800	731,580
Honeywell International, Inc.	119,812	4,462,997
L-3 Communications Holdings, Inc.	17,200	1,278,820
Lockheed Martin Corp.	55,100	3,506,013
Northrop Grumman Corp.	50,562	3,039,282
Raytheon Co.	63,700	2,557,555
Rockwell Collins, Inc.	23,400	1,087,398
United Technologies Corp.	142,900	7,989,539

		36,051,449

Air Freight & Couriers — 0.6%
FedEx Corp.	43,800	4,528,482
Ryder System, Inc.	9,500	389,690
United Parcel Service, Inc.	159,400	11,978,910

		16,897,082

Airlines — 0.1%
Southwest Airlines Co.	94,100	1,546,063

Apparel — 0.2%
Coach, Inc.(a)	54,700	1,823,698
Jones Apparel Group, Inc.	15,600	479,232
Liz Claiborne, Inc.(b)	16,800	601,776
NIKE, Inc. (Class B)	26,300	2,282,577
Reebok International Ltd.	5,000	291,150

		5,478,433

Autos – Cars & Trucks — 0.3%
Cooper Tire & Rubber Co.	4,000	61,280
Dana Corp.	25,000	179,500
Ford Motor Co.(b)	266,895	2,060,430
General Motors Corp.(b)	77,791	1,510,701
Genuine Parts Co.	23,100	1,014,552
Goodyear Tire & Rubber Co. (The)(a)(b)	24,500	425,810
Johnson Controls, Inc.	28,000	2,041,480

		7,293,753

Banks & Savings & Loans — 3.7%
AmSouth Bancorp.(b)	44,900	1,176,829
Bank of America Corp.	572,766	26,433,150
Bank of New York Co., Inc. (The)	115,800	3,688,230
BB&T Corp.(b)	74,200	3,109,722
Comerica, Inc.	28,100	1,594,956
Compass Bancshares, Inc.	16,100	777,469
Fifth Third Bancorp	77,321	2,916,548
First Horizon National Corp.	17,000	653,480
Golden West Financial Corp.(b)	35,500	2,343,000
Huntington Bancshares, Inc.	28,536	677,730
KeyCorp	58,200	1,916,526
M&T Bank Corp.	11,200	1,221,360
Marshall & Ilsley Corp.	28,900	1,243,856
Mellon Financial Corp.	56,400	1,931,700
MGIC Investment Corp.	14,800	974,136
National City Corp.	81,400	2,732,598
North Fork Bancorporation, Inc.	65,200	1,783,872
Northern Trust Corp.(b)	24,000	1,243,680
PNC Financial Services Group, Inc.	40,600	2,510,298

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks & Savings & Loans (cont’d.)
Regions Financial Corp.	63,135	$2,156,692
Sovereign Bancorp, Inc.	54,900	1,186,938
SunTrust Banks, Inc.	51,000	3,710,760
U.S. Bancorp	263,485	7,875,567
Wachovia Corp.(b)	235,480	12,447,473
Wells Fargo & Co.	242,900	15,261,406
Zions Bancorp.	12,450	940,722

		102,508,698

Building Products — 0.1%
American Standard Cos., Inc.	26,700	1,066,665
Masco Corp.	62,800	1,895,932

		2,962,597

Chemicals — 0.9%
Air Products and Chemicals, Inc.	30,800	1,823,052
Ashland, Inc.	8,000	463,200
Dow Chemical Co. (The)	138,031	6,048,518
Du Pont E. I. de Nemours & Co.	128,920	5,479,100
Eastman Chemical Co.	11,400	588,126
Ecolab, Inc.(b)	25,300	917,631
Engelhard Corp.	18,100	545,715
Hercules, Inc.(a)	17,500	197,750
International Flavors & Fragrances, Inc.	12,200	408,700
Monsanto Co.	34,597	2,682,305
PPG Industries, Inc.	24,300	1,406,970
Praxair, Inc.	44,600	2,362,016
Rohm & Haas Co.	21,011	1,017,353
Sigma-Aldrich Corp.	10,100	639,229

		24,579,665

Commercial Services
Convergys Corp.(a)	22,000	348,700

Commercial Services & Supplies — 0.4%
Allied Waste Industries, Inc.(a)(b)	30,400	265,696
Avery Dennison Corp.	15,500	856,685
Cendant Corp.	146,600	2,528,850
Cintas Corp.(b)	18,500	761,830
Equifax, Inc.	17,200	653,944
Monster Worldwide, Inc.(a)(b)	18,000	734,760
Pitney Bowes, Inc.	33,400	1,411,150
Robert Half International, Inc.	22,200	841,158
RR Donnelley & Sons Co.	32,600	1,115,246
Waste Management, Inc.	79,642	2,417,135

		11,586,454

Communications Equipment — 1.6%
ADC Telecommunications, Inc.(a)	14,771	329,984
Andrew Corp.(a)	27,700	297,221
Avaya, Inc.(a)	65,970	703,900
CIENA Corp.(a)	64,000	190,080
Cisco Systems, Inc.(a)	892,300	15,276,176
Comverse Technology, Inc.(a)(b)	28,800	765,792
Corning, Inc.(a)	207,700	4,083,382
JDS Uniphase Corp.(a)	173,000	408,280
Lucent Technologies, Inc.(a)(b)	655,955	1,744,840
Motorola, Inc.	349,525	7,895,770
Qualcomm, Inc.	236,800	10,201,344

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Communications Equipment (cont’d.)
Scientific-Atlanta, Inc.(b)	21,800	$938,926
Tellabs, Inc.(a)	66,600	725,940

		43,561,635

Computer Services — 2.7%
Adobe Systems, Inc.	75,800	2,801,568
Affiliated Computer Services, Inc.(a)	17,600	1,041,568
Autodesk, Inc.(b)	32,600	1,400,170
Automatic Data Processing, Inc.	82,400	3,781,336
BMC Software, Inc.(a)	33,600	688,464
Citrix Systems, Inc.(a)(b)	22,800	656,184
Computer Associates International, Inc.	64,464	1,817,240
Computer Sciences Corp.(a)	26,300	1,331,832
Compuware Corp.(a)	59,000	529,230
Electronic Arts, Inc.(a)	40,200	2,102,862
Electronic Data Systems Corp.	70,700	1,699,628
EMC Corp.(a)	342,250	4,661,445
First Data Corp.	108,110	4,649,811
Fiserv, Inc.(a)	32,400	1,401,948
Intuit, Inc.(a)(b)	24,700	1,316,510
Mercury Interactive Corp.(a)	13,000	361,270
Microsoft Corp.	1,294,700	33,856,405
Novell, Inc.(a)	41,200	363,796
Oracle Corp.(a)	536,800	6,554,328
Parametric Technology Corp.(a)	41,200	251,320
Paychex, Inc.	47,700	1,818,324
Sabre Holdings Corp.	18,926	456,306
Sun Microsystems, Inc.(a)	477,000	1,998,630

		75,540,175

Computers & Peripherals — 1.9%
Apple Computer, Inc.(a)	114,000	8,195,460
Dell, Inc.(a)(b)	335,900	10,073,641
Gateway, Inc.(a)(b)	24,000	60,240
Hewlett-Packard Co.	403,848	11,562,168
International Business Machines Corp.	229,100	18,832,021
Lexmark International, Inc.(a)	16,433	736,691
NCR Corp.(a)	26,400	896,016
Network Appliance, Inc.(a)	50,200	1,355,400
QLogic Corp.(a)	13,800	448,638

		52,160,275

Construction — 0.2%
Centex Corp.	18,400	1,315,416
D.R. Horton, Inc.	35,100	1,254,123
Fluor Corp.	12,300	950,298
KB Home	10,800	784,728
Pulte Homes, Inc.(b)	31,000	1,220,160
Vulcan Materials Co.(b)	14,300	968,825

		6,493,550

Containers — 0.1%
Ball Corp.	19,600	778,512
Bemis Co.	14,400	401,328
Pactiv Corp.(a)	21,400	470,800
Sealed Air Corp.(a)	10,100	567,317
Temple-Inland, Inc.	15,400	690,690

		2,908,647

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Consumer Services — 0.1%
Apollo Group, Inc.(a)	20,700	$1,251,522
H&R Block, Inc.	44,500	1,092,475

		2,343,997

Drugs & Medical Supplies — 5.8%
Abbott Laboratories	220,600	8,698,258
Allergan, Inc.	19,700	2,126,812
AmerisourceBergen Corp.	28,200	1,167,480
Amgen, Inc.(a)	173,160	13,655,398
Applera Corp. — Applied Biosystems Group	27,400	727,744
Bard (C.R.), Inc.	15,400	1,015,168
Bausch & Lomb, Inc.(b)	6,700	454,930
Baxter International, Inc.	92,900	3,497,685
Becton, Dickinson & Co.	35,100	2,108,808
Biogen Idec, Inc.(a)	47,090	2,134,590
Biomet, Inc.(b)	33,800	1,236,066
Boston Scientific Corp.(a)	80,600	1,973,894
Bristol-Myers Squibb Co.	276,300	6,349,374
Cardinal Health, Inc.	60,950	4,190,313
Caremark Rx, Inc.(a)	63,700	3,299,023
Chiron Corp.(a)	7,300	324,558
Eli Lilly & Co.(b)	159,400	9,020,446
Express Scripts, Inc.(a)	20,200	1,692,760
Fisher Scientific International, Inc.(a)	14,800	915,528
Forest Laboratories, Inc.(a)	46,100	1,875,348
Genzyme Corp.(a)(b)	35,800	2,533,924
Gilead Sciences, Inc.(a)	62,800	3,305,164
Guidant Corp.	47,100	3,049,725
Hospira, Inc.(a)	20,960	896,669
Johnson & Johnson	418,448	25,148,724
King Pharmaceuticals, Inc.(a)	39,666	671,149
Laboratory Corp. of America Holdings(a)(b)	17,900	963,915
Medco Health Solutions, Inc.(a)	36,449	2,033,854
MedImmune, Inc.(a)	31,000	1,085,620
Medtronic, Inc.	174,400	10,040,208
Merck & Co., Inc.(b)	310,800	9,886,548
Millipore Corp.(a)	7,100	468,884
Mylan Laboratories, Inc.	20,900	417,164
PerkinElmer, Inc.	17,400	409,944
Pfizer, Inc.	1,042,245	24,305,152
Quest Diagnostics, Inc.	24,000	1,235,520
Schering-Plough Corp.	210,200	4,382,670
St. Jude Medical, Inc.(a)	51,800	2,600,360

		159,899,377

Electronics — 2.0%
Advanced Micro Devices, Inc.(a)(b)	51,800	1,585,080
Agilent Technologies, Inc.(a)	48,814	1,625,018
Altera Corp.(a)(b)	52,900	980,237
American Power Conversion Corp.	24,100	530,200
Analog Devices, Inc.	49,700	1,782,739
Applied Materials, Inc.(b)	231,800	4,158,492
Applied Micro Circuits Corp.(a)(b)	49,000	125,930
Broadcom Corp. (Class A)(a)	42,300	1,994,445
Cooper Industries Ltd.	12,400	905,200
Emerson Electric Co.	58,500	4,369,950

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Freescale Semiconductor, Inc. (Class B)(a)	56,630	$1,425,377
Intel Corp.	861,900	21,513,024
Jabil Circuit, Inc.(a)	24,800	919,832
KLA-Tencor Corp.	20,300	1,001,399
Linear Technology Corp.	44,100	1,590,687
LSI Logic Corp.(a)	57,200	457,600
Maxim Integrated Products, Inc.	46,800	1,696,032
Micron Technology, Inc.(a)(b)	76,300	1,015,553
Molex, Inc.	20,900	542,355
National Semiconductor Corp.	47,600	1,236,648
Novellus Systems, Inc.(a)	16,000	385,920
NVIDIA Corp.(a)	24,000	877,440
PMC — Sierra, Inc.(a)(b)	25,000	192,750
Rockwell Automation, Inc.	24,900	1,473,084
Sanmina-SCI Corp.(a)	71,700	305,442
Solectron Corp.(a)(b)	141,600	518,256
Symbol Technologies, Inc.	31,900	408,958
Tektronix, Inc.	14,500	409,045

		54,026,693

Financial Services — 5.4%
American Express Co.	173,600	8,933,456
Ameriprise Financial, Inc.	35,720	1,464,520
Bear Stearns & Co.	15,916	1,838,775
Capital One Financial Corp.	41,000	3,542,400
Charles Schwab Corp. (The)	149,950	2,199,767
CIT Group, Inc.	28,800	1,491,264
Citigroup, Inc.	722,658	35,070,592
Countrywide Financial Corp.	82,500	2,820,675
E*TRADE Financial Corp.(a)	54,000	1,126,440
Fannie Mae	135,500	6,613,755
Federated Investors, Inc. (Class B)	10,600	392,624
Franklin Resources, Inc.	20,700	1,946,007
Freddie Mac(b)	96,400	6,299,740
Goldman Sachs Group, Inc.	68,000	8,684,280
Janus Capital Group, Inc.(b)	30,300	564,489
JPMorgan Chase & Co.	502,901	19,960,140
Lehman Brothers Holdings, Inc.	40,200	5,152,434
MBNA Corp.	177,625	4,822,519
Merrill Lynch & Co., Inc.	136,800	9,265,464
Moody’s Corp.(b)	36,800	2,260,256
Morgan Stanley	157,380	8,929,741
SLM Corp.(b)	58,300	3,211,747
State Street Corp.	45,600	2,528,064
Synovus Financial Corp.	43,550	1,176,286
T. Rowe Price Group, Inc.	17,400	1,253,322
Washington Mutual, Inc.	144,978	6,306,543

		147,855,300

Food & Beverage — 1.8%
Anheuser-Busch Cos., Inc.	110,400	4,742,784
Archer-Daniels-Midland Co.	92,626	2,284,157
Brown-Forman Corp. (Class B)(b)	7,700	533,764
Campbell Soup Co.	26,900	800,813
Coca-Cola Co. (The)	297,000	11,972,070
Coca-Cola Enterprises, Inc.	42,800	820,476
ConAgra Foods, Inc.	71,500	1,450,020

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Constellation Brands, Inc.(a)	23,500	$616,405
General Mills, Inc.	51,800	2,554,776
H.J. Heinz Co.	46,800	1,578,096
Hershey Co. (The)(b)	26,300	1,453,075
Kellogg Co.	36,500	1,577,530
McCormick & Co., Inc.	18,000	556,560
Molson Coors Brewing Co.	8,300	556,017
Pepsi Bottling Group, Inc.	20,100	575,061
PepsiCo, Inc.	234,730	13,867,849
Sara Lee Corp.(b)	109,600	2,071,440
Tyson Foods, Inc. (Class A)	33,000	564,300
Wrigley (William) Jr. Co.	20,100	1,336,449

		49,911,642

Food & Staples Retailing — 0.9%
SUPERVALU, Inc.(b)	18,100	587,888
Sysco Corp.	85,200	2,645,460
Wal-Mart Stores, Inc.	352,700	16,506,360
Walgreen Co.	143,500	6,351,310

		26,091,018

Gas Pipeline
Dynegy, Inc. (Class A)(a)	37,500	181,500

Healthcare Equipment & Supplies — 0.2%
Patterson Cos., Inc.(a)(b)	10,000	334,000
Stryker Corp.	40,400	1,794,972
Thermo Electron Corp.(a)	23,900	720,107
Waters Corp.(a)	18,000	680,400
Zimmer Holdings, Inc.(a)	34,200	2,306,448

		5,835,927

Hospital/Hospital Management — 1.0%
HCA, Inc.	61,300	3,095,650
Health Management Associates, Inc. (Class A)(b)	33,400	733,464
Humana, Inc.(a)	23,200	1,260,456
IMS Health, Inc.	33,700	839,804
Manor Care, Inc.	12,600	501,102
McKesson Corp.	42,130	2,173,487
Tenet Healthcare Corp.(a)(b)	71,000	543,860
UnitedHealth Group, Inc.	188,400	11,707,176
WellPoint, Inc.(a)	88,100	7,029,499

		27,884,498

Household Durables — 0.2%
Black & Decker Corp.(b)	12,500	1,087,000
Fortune Brands, Inc.	19,700	1,536,994
Leggett & Platt, Inc.	26,200	601,552
Lennar Corp.(b)	16,400	1,000,728

		4,226,274

Household Products & Personal Care — 1.4%
Alberto-Culver Co.	11,850	542,138
Avon Products, Inc.	66,100	1,887,155
Clorox Co.(b)	22,100	1,257,269
Colgate-Palmolive Co.	70,300	3,855,955
Kimberly-Clark Corp.	67,900	4,050,235
Procter & Gamble Co.	475,925	27,546,539

		39,139,291

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Housing Related — 0.3%
Lowe’s Cos., Inc.(b)	109,100	$7,272,606
Maytag Corp.	13,600	255,952
Newell Rubbermaid, Inc.	32,314	768,427
Stanley Works (The)	10,800	518,832
Whirlpool Corp.	9,100	762,216

		9,578,033

Independent Power Producers & Energy Traders — 0.1%
TXU Corp.	70,000	3,513,300

Industrial Conglomerates — 2.6%
3M Co.(b)	109,800	8,509,500
General Electric Co.	1,487,500	52,136,875
Textron, Inc.	18,000	1,385,640
Tyco International Ltd.	286,361	8,264,378

		70,296,393

Insurance — 3.0%
ACE Ltd. (Bermuda)	42,700	2,281,888
Aetna, Inc.	41,500	3,913,865
AFLAC, Inc.	68,800	3,193,696
Allstate Corp. (The)	97,200	5,255,604
AMBAC Financial Group, Inc.	15,200	1,171,312
American International Group, Inc.	367,488	25,073,706
Aon Corp.(b)	43,900	1,578,205
Chubb Corp.	28,000	2,734,200
CIGNA Corp.	19,700	2,200,490
Cincinnati Financial Corp.	24,237	1,082,909
Coventry Health Care Inc.(a)	22,850	1,301,536
Genworth Financial, Inc.	45,000	1,556,100
Hartford Financial Services Group, Inc.(b)	43,000	3,693,270
Jefferson-Pilot Corp.	19,700	1,121,521
Lincoln National Corp.	24,700	1,309,841
Loews Corp.	18,400	1,745,240
Louisiana-Pacific Corp.	14,500	398,315
Marsh & McLennan Cos., Inc.	76,700	2,435,992
MBIA, Inc.(b)	19,550	1,176,128
MetLife, Inc.(b)	107,100	5,247,900
Principal Financial Group	39,700	1,882,971
Progressive Corp. (The)(b)	25,200	2,942,856
SAFECO Corp.	16,800	949,200
St. Paul Travelers Cos., Inc. (The)	100,835	4,504,300
Torchmark Corp.	15,100	839,560
UnumProvident Corp.(b)	43,110	980,753
XL Capital Ltd. (Class A) (Bermuda)	20,600	1,388,028

		81,959,386

Internet Services — 0.6%
Amazon.com, Inc.(a)(b)	35,300	1,664,395
eBay, Inc.(a)	152,400	6,591,300
Yahoo!, Inc.(a)(b)	176,300	6,907,434

		15,163,129

IT Services
Unisys Corp.(a)	49,200	286,836

Leisure — 0.7%
Brunswick Corp.	12,500	508,250
Carnival Corp.	53,900	2,882,033

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Eastman Kodak Co.(b)	42,200	$987,480
Harrah’s Entertainment, Inc.	22,800	1,625,412
Hilton Hotels Corp.	47,300	1,140,403
International Game Technology	39,900	1,228,122
Marriott International, Inc. (Class A)	23,700	1,587,189
Starwood Hotels & Resorts Worldwide, Inc.	26,400	1,685,904
Walt Disney Co. (The)	284,500	6,819,465

		18,464,258

Machinery — 0.7%
Caterpillar, Inc.(b)	96,400	5,569,028
Cummins, Inc.	5,600	502,488
Deere & Co.	33,400	2,274,874
Dover Corp.	29,300	1,186,357
Eaton Corp.	20,700	1,388,763
Illinois Tool Works, Inc.	29,000	2,551,710
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	50,400	2,034,648
Navistar International Corp.(a)	8,300	237,546
Paccar, Inc.	24,975	1,729,019
Parker Hannifin Corp.	17,210	1,135,172
Snap-on, Inc.	4,900	184,044

		18,793,649

Media — 1.7%
CBS Corp.	232,469	7,578,489
Clear Channel Communications, Inc.	73,000	2,295,850
Comcast Corp. (Class A)(a)(b)	307,760	7,989,450
Dow Jones & Co., Inc.	6,800	241,332
E.W. Scripps Co.	4,000	192,080
Gannett Co., Inc.(b)	35,200	2,132,064
Interpublic Group of Cos., Inc.(a)(b)	37,200	358,980
Knight-Ridder, Inc.(b)	9,400	595,020
McGraw-Hill Cos., Inc. (The)	51,600	2,664,108
Meredith Corp.	7,000	366,380
New York Times Co. (The) (Class A)(b)	22,100	584,545
News Corp. (Class A)	334,200	5,196,810
Omnicom Group, Inc.	25,600	2,179,328
Time Warner, Inc.	658,800	11,489,472
Tribune Co.	39,850	1,205,861
Univision Communications, Inc.(a)(b)	36,900	1,084,491

		46,154,260

Metals & Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc.	26,000	1,398,800
Newmont Mining Corp.	63,800	3,406,920
Phelps Dodge Corp.	13,893	1,998,786

		6,804,506

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.	14,200	512,336
Nucor Corp.	21,900	1,461,168
United States Steel Corp.	14,900	716,243

		2,689,747

Metals – Non Ferrous — 0.1%
Alcoa, Inc.(b)	116,740	3,452,002

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous Basic Industry — 0.2%
Danaher Corp.	35,000	$1,952,300
ITT Industries, Inc.	13,600	1,398,352
Pall Corp.	14,000	376,040
W.W. Grainger, Inc.	11,300	803,430

		4,530,122

Motorcycles — 0.1%
Harley-Davidson, Inc.(b)	39,600	2,039,004

Multi-Utilities — 0.1%
TECO Energy, Inc.	32,600	560,068
Xcel Energy, Inc.	55,910	1,032,099

		1,592,167

Office Electronics — 0.1%
Xerox Corp.(a)	135,700	1,988,005

Oil & Gas — 3.7%
Amerada Hess Corp.(b)	11,500	1,458,430
Anadarko Petroleum Corp.(b)	33,127	3,138,783
B.J. Services Co.	45,800	1,679,486
Chevron Corp.	318,022	18,054,109
ConocoPhillips	200,350	11,656,363
EOG Resources, Inc.	33,300	2,443,221
Exxon Mobil Corp.	886,240	49,780,101
Kerr-McGee Corp.	16,474	1,496,828
Kinder Morgan, Inc.	13,800	1,268,910
Murphy Oil Corp.	23,900	1,290,361
Nabors Industries Ltd. (Barbados)(a)	22,400	1,696,800
Sunoco, Inc.	19,400	1,520,572
Valero Energy Corp.	88,800	4,582,080
Williams Cos., Inc.	78,700	1,823,479

		101,889,523

Oil & Gas Exploration & Production — 0.9%
Burlington Resources, Inc.	52,600	4,534,120
Devon Energy Corp.	65,400	4,090,116
Marathon Oil Corp.	54,291	3,310,134
National Oilwell Varco, Inc.(a)	23,400	1,467,180
Occidental Petroleum Corp.	56,700	4,529,196
Transocean, Inc.(a)	48,197	3,358,849
XTO Energy, Inc.	51,333	2,255,572

		23,545,167

Oil & Gas Services — 0.8%
Apache Corp.	45,114	3,091,211
Baker Hughes, Inc.(b)	47,250	2,871,855
El Paso Corp.(b)	93,236	1,133,750
Halliburton Co.	71,100	4,405,356
Noble Corp.	18,700	1,319,098
Rowan Cos., Inc.	15,400	548,856
Schlumberger Ltd.	84,500	8,209,175
Weatherford International Ltd.(a)	39,100	1,415,420

		22,994,721

Paper & Forest Products — 0.2%
International Paper Co.(b)	68,073	2,287,934
MeadWestvaco Corp.	24,414	684,324
Weyerhaeuser Co.	33,500	2,222,390

		5,194,648

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals — 0.3%
Watson Pharmaceuticals, Inc.(a)	15,900	$516,909
Wyeth	193,300	8,905,331

		9,422,240

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	52,100	3,689,722
CSX Corp.	30,200	1,533,254
Norfolk Southern Corp.	56,400	2,528,412
Union Pacific Corp.	37,800	3,043,278

		10,794,666

Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class A)	13,300	503,671
Archstone-Smith Trust	25,300	1,059,817
Equity Office Properties Trust	57,900	1,756,107
Equity Residential	37,600	1,470,912
Plum Creek Timber Co., Inc.	21,500	775,075
ProLogis	31,100	1,452,992
Public Storage, Inc.	10,000	677,200
Simon Property Group, Inc.	26,400	2,023,032
Vornado Realty Trust	14,000	1,168,580

		10,887,386

Restaurants — 0.4%
Darden Restaurants, Inc.	17,650	686,232
McDonald’s Corp.	176,900	5,965,068
Starbucks Corp.(a)	107,800	3,235,078
Wendy’s International, Inc.	11,900	657,594
Yum! Brands, Inc.	40,700	1,908,016

		12,451,988

Retail — 2.1%
Albertson’s, Inc.	52,166	1,113,744
AutoNation, Inc.(a)(b)	26,000	564,980
AutoZone, Inc.(a)(b)	8,000	734,000
Bed Bath & Beyond, Inc.(a)	42,500	1,536,375
Best Buy Co., Inc.	55,125	2,396,835
Big Lots, Inc.(a)(b)	20,100	241,401
Circuit City Stores, Inc.	23,200	524,088
Costco Wholesale Corp.	66,100	3,269,967
CVS Corp.	109,900	2,903,558
Dillard’s, Inc.	7,800	193,596
Dollar General Corp.(b)	44,156	842,055
Family Dollar Stores, Inc.	23,000	570,170
Federated Department Stores, Inc.	37,837	2,509,728
Gap, Inc. (The)	77,000	1,358,280
Home Depot, Inc.	304,150	12,311,993
J.C. Penney Co., Inc.(b)	39,800	2,212,880
Kohl’s Corp.(a)(b)	43,800	2,128,680
Kroger Co. (The)(a)	104,146	1,966,277
Limited Brands, Inc.	47,406	1,059,524
Nordstrom, Inc.(b)	31,900	1,193,060
Office Depot, Inc.(a)	42,100	1,321,940
OfficeMax, Inc.	12,200	309,392
RadioShack Corp.	18,600	391,158
Safeway, Inc.	63,700	1,507,142
Sears Holding Corp.(a)(b)	14,642	1,691,590
Sherwin-Williams Co. (The)	18,300	831,186

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Staples, Inc.	95,149	$2,160,834
Target Corp.	122,700	6,744,819
Tiffany & Co.	20,000	765,800
TJX Cos Inc. (The)	64,400	1,496,012

		56,851,064

Semiconductors & Semiconductor Equipment — 0.3%
Teradyne, Inc.(a)	22,100	321,997
Texas Instruments, Inc.	240,700	7,719,249
Xilinx, Inc.(b)	39,300	990,753

		9,031,999

Software — 0.1%
Siebel Systems, Inc.	56,800	600,944
Symantec Corp.(a)	151,778	2,656,115

		3,257,059

Telecommunications — 1.7%
Alltel Corp.	54,800	3,457,880
AT&T, Inc.	551,273	13,500,676
BellSouth Corp.(b)	256,700	6,956,570
CenturyTel, Inc.(b)	17,800	590,248
Citizens Communications Co.	40,000	489,200
Qwest Communications International, Inc.(a)(b)	217,457	1,228,632
Sprint Nextel Corp.	413,677	9,663,495
Verizon Communications, Inc.(b)	391,576	11,794,269

		47,680,970

Textiles
VF Corp.	13,700	758,158

Tobacco — 0.9%
Altria Group, Inc.	293,700	21,945,264
Reynolds American, Inc.(b)	11,800	1,124,894
UST, Inc.	23,900	975,837

		24,045,995

Toys — 0.1%
Hasbro, Inc.	27,400	552,932
Mattel, Inc.	61,851	978,483

		1,531,415

Utilities – Electric & Gas — 1.7%
AES Corp. (The)(a)	88,100	1,394,623
Allegheny Energy, Inc.(a)	14,000	443,100
Ameren Corp.(b)	29,600	1,516,704
American Electric Power Co., Inc.	54,860	2,034,757
CenterPoint Energy, Inc.	46,200	593,670
Cinergy Corp.	27,300	1,159,158
CMS Energy Corp.(a)	25,000	362,750
Consolidated Edison, Inc.	33,500	1,552,055
Constellation Energy Group, Inc.	25,900	1,491,840
Dominion Resources, Inc.(b)	48,416	3,737,715
DTE Energy Co.	25,000	1,079,750
Duke Energy Corp.	131,900	3,620,655
Edison International	46,300	2,019,143
Entergy Corp.	29,500	2,025,175
Exelon Corp.	93,574	4,972,523
FirstEnergy Corp.	45,101	2,209,498
FPL Group, Inc.	56,400	2,343,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric & Gas (cont’d.)
KeySpan Corp.	24,700	$881,543
Nicor, Inc.	7,100	279,101
NiSource, Inc.	38,200	796,852
Peoples Energy Corp.	6,400	224,448
PG&E Corp.	46,700	1,733,504
Pinnacle West Capital Corp.	14,000	578,900
PPL Corp.	54,800	1,611,120
Progress Energy, Inc.(b)	34,683	1,523,277
Public Service Enterprise Group, Inc.	29,400	1,910,118
Sempra Energy	36,619	1,641,996
Southern Co. (The)	104,200	3,598,026

		47,335,985

TOTAL COMMON STOCKS (cost $1,427,929,882)		1,582,290,474

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 35.4%
Aerospace/Defense — 0.4%
BAE Systems Holdings, Inc.(k)
4.75%	08/15/10	Baa2	$2,000	$1,964,186
5.20%	08/15/15	Baa2	1,170	1,146,538
Boeing Capital Corp.
6.10%	03/01/11	A3	975	1,027,283
Goodrich Corp.
7.625%	12/15/12	Baa3	1,240	1,406,460
Lockheed Martin Corp.
8.50%	12/01/29	Baa2	670	913,189
Northrop Grumman Corp.
7.125%	02/15/11	Baa2	1,025	1,116,935
Raytheon Co.
4.50%	11/15/07	Baa3	194	192,329
5.50%	11/15/12	Baa3	625	639,219
6.55%	03/15/10	Baa3	1,150	1,211,781
8.30%	03/01/10	Baa3	700	784,062

				10,401,982

Airlines — 0.1%
Continental Airlines, Inc.
6.648%	09/15/17	Baa3	386	377,181
6.703%	06/15/21	Baa3	197	192,161
Southwest Airlines Co.
6.50%	03/01/12	Baa1	1,290	1,356,916

				1,926,258

Asset Backed Securities — 1.6%
American Express Credit Account Master Trust I
Series 2004-4, Class C(h)(k)
4.839%	03/15/12	Baa2	1,510	1,516,842
Series 2004-C, Class C(h)(k)
4.869%	02/15/12	Baa2	1,421	1,423,677
Bank One Issuance Trust
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,420,908
CDC Mortgage Capital Trust
Series 2002-HE3, Class M1(h)
5.479%	03/25/33	Aa2	1,588	1,600,668

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Centex Home Equity
Series 2005-A, Class M2(h)
4.879%	01/25/35	Aa2	$2,250	$2,250,779
Chase Issuance Trust
Series 2005-A4, Class A4
4.23%	01/15/13	Aaa	4,000	3,907,056
Citibank Credit Card Issuance Trust
Series 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,700	1,678,237
Credit-Based Asset Servicing and Securitization
Series 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,740	1,733,050
Equity One ABS, Inc.
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,661,053
First Franklin Mortgage Loan Trust
Series 2005-FFH1, Class M2(h)
4.899%	06/25/36	Aa2	1,800	1,805,126
Home Equity Asset Trust
Series 2005-7, Class 2A4(h)
4.759%	01/25/36	Aaa	1,400	1,400,670
Household Home Equity Loan Trust
Series 2005-2, Class M2(h)
4.86%	01/20/35	Aa1	1,415	1,415,151
Household Mortgage Loan Trust
Series 2003-HC2, Class M
4.97%	06/20/33(h)	Aa2	520	520,959
Series 2004-HC1, Class M
4.87%	02/20/34(h)	Aa2	422	422,372
MBNA Master Credit Card Trust
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,544,894
Series 2000-E, Class A
7.80%	10/15/12	Aaa	3,810	4,264,621
Morgan Stanley ABS Capital I
Series 2004-NC3, Class M2(h)
5.479%	03/25/34	A2	1,800	1,819,362
Morgan Stanley Dean Witter Capital I
Series 2002-NC4, Class M1(h)
5.229%	09/25/32	Aaa	1,879	1,887,858
Prestige Auto Receivables Trust
Series 2004-1, Class A2(k)
3.69%	06/15/11	Aaa	1,299	1,283,376
Saxon Asset Securities Trust
Series 2005-2, Class M2(h)
4.819%	10/25/35	Aa2	1,480	1,484,332
Securitized Asset Bank Receivables LLC
Series 2004 Class-OP1(h)
4.89%	02/25/34	Aa2	1,755	1,759,083
Structured Asset Securities Corp.
Series 2005-RMS1, Class A3(h)
4.679%	02/25/35	AAA(d)	1,400	1,403,382
SVO VOI Mortgage Corp.
Series 2005-AA, Class A(k)
5.25%	02/20/21	Aaa	1,205	1,204,660

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
WFS Financial Owner Trust
Series 2004-4, Class D
3.58%	05/17/12	Baa2	$1,246	$1,224,447

				42,632,563

Automotive — 0.1%
Auburn Hills Trust, Inc.
12.375%	05/01/20	A3	640	951,636
DaimlerChrysler NA Holding Corp.
8.50%	01/18/31	A3	575	695,760
Equus Cayman Finance Ltd. (Cayman Islands)(k)
5.50%	09/12/08	Baa3	410	411,079
General Motors Acceptance Corp.
6.125%	01/22/08	Ba1	1,500	1,373,593
Hyundai Motor Manufacturing LLC(k)
5.30%	12/19/08	Baa3	650	648,403

				4,080,471

Banking — 0.8%
Bank of America Corp.(b)
4.75%	08/01/15	Aa2	2,185	2,119,085
Bank One Corp.
7.875%	08/01/10	A1	2,500	2,775,325
Citigroup, Inc.
5.00%	09/15/14	Aa2	513	504,974
5.625%	08/27/12	Aa2	1,900	1,958,353
6.00%	10/31/33	Aa2	745	779,134
6.625%	06/15/32	Aa2	1,290	1,457,685
Credit Suisse First Boston USA, Inc.(b)
5.125%	08/15/15	Aa3	1,310	1,297,336
ICICI Bank Ltd. (Singapore)(k)
5.75%	11/16/10	Baa3	1,350	1,356,305
J.P. Morgan Chase & Co.
4.60%	01/17/11	Aa3	975	956,153
5.15%	10/01/15	A1	140	138,015
6.50%	01/15/09	A1	1,100	1,146,067
Mizuho Finance Group Ltd. (Cayman Islands)(k)(b)
5.79%	04/15/14	A2	1,060	1,095,060
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	A1	805	891,542
Wachovia Corp.
7.80%	08/18/10	Aa3	2,230	2,503,021
Washington Mutual, Inc.
5.65%	08/15/14	A3	270	273,423
Wells Fargo Bank
5.125%	09/15/16	Aa2	290	287,754
6.45%	02/01/11	Aa1	2,300	2,451,188
Zions Bancorp.
5.50%	11/16/15	Baa1	545	549,024

				22,539,444

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage — 0.3%
Bear, Stearns & Co.
5.30%	10/30/15	A1	$550	$548,777
Goldman Sachs Group, Inc. (The)
6.345%	02/15/34	A1	1,030	1,082,049
Lehman Brothers Holdings, Inc.
4.80%	03/13/14	A1	120	117,167
6.625%	01/18/12	A1	1,800	1,943,402
Merrill Lynch & Co., Inc.
4.25%	02/08/10	Aa3	1,470	1,429,904
4.79%	08/04/10	Aa3	375	370,782
5.00%	01/15/15	Aa3	460	453,091
5.45%	07/15/14	Aa3	200	203,268
Morgan Stanley Group, Inc.
4.75%	04/01/14	A1	1,510	1,448,191
5.30%	03/01/13	Aa3	1,030	1,032,066
5.375%	10/15/15	Aa3	590	590,572

				9,219,269

Building Materials & Construction — 0.1%
American Standard, Inc.(b)
7.625%	02/15/10	Baa3	1,000	1,074,877
Hanson PLC (United Kingdom)
7.875%	09/27/10	Baa1	1,270	1,403,968
Ryland Group, Inc.
5.375%	06/01/08	Baa3	575	574,687

				3,053,532

Cable — 0.2%
AT&T Broadband
9.455%	11/15/22	Baa2	115	150,673
Comcast Corp.(b)
5.65%	06/15/35	Baa2	635	584,287
6.50%	11/15/35	Baa2	640	652,196
Cox Communications, Inc.(b)
6.75%	03/15/11	Baa3	1,195	1,249,621
Tele-Communications, Inc.
9.875%	06/15/22	Baa2	1,440	1,955,116

				4,591,893

Capital Goods — 0.5%
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,077,477
Cooper Cameron Corp.
2.65%	04/15/07	Baa1	425	410,917
Erac USA Finance Co.(k)
7.35%	06/15/08	Baa1	2,450	2,570,924
FedEx Corp.
2.65%	04/01/07	Baa2	2,100	2,042,706
7.25%	02/15/11	Baa2	480	524,785
Honeywell International, Inc.
6.125%	11/01/11	A2	1,120	1,182,203
Hutchison Whampoa International Ltd. (Cayman Islands)(k)(b)
5.45%	11/24/10	A3	1,090	1,098,894
Tyco International Group SA (Luxembourg)
6.00%	11/15/13	Baa3	1,530	1,562,874

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
United Technologies Corp.
6.35%	03/01/11(f)	A2	$810	$863,253
8.875%	11/15/19	A2	640	855,183
Waste Management, Inc.
7.75%	05/15/32	Baa3	580	716,187

				12,905,403

Chemicals — 0.4%
Dow Chemical Co.
5.97%	01/15/09	A3	430	443,815
6.125%	02/01/11	A3	690	722,511
7.375%	11/01/29	A3	670	807,230
Huntsman International LLC
9.875%	03/01/09	B2	2,200	2,321,000
IMC Global, Inc.
11.25%	06/01/11	Ba3	2,250	2,418,750
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,068,335
Lyondell Chemical Co.
9.50%	12/15/08	B1	1,607	1,683,333
Monsanto Co., Series 1
5.50%	07/30/35	Baa1	635	606,452

				10,071,426

Collateralized Mortgage Obligations — 0.4%
Bank of America Mortgage Securities, Inc.,
Series 2005-A, Class 2A1
4.47%	02/25/35(h)	Aaa	1,661	1,632,274
Series 2005-B, Class 2A1
4.401%	03/25/35(h)	Aaa	1,666	1,634,498
Countrywide Alternative Loan Trust, Pass-Thru Certificates
Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,873	2,815,129
Master Alternative Loans Trust, Pass-Thru Certificates
Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa	700	688,224
Structured Adjustable Rate Mortgage Loan
Series 2004-1, Class 4A3(h)
4.17%	02/25/34	Aaa	1,938	1,912,133
Washington Mutual Alternative Loan Trust, Mortgage Pass-Through Certificates
Series 2005-1, Class 3A
5.00%	03/25/20	Aaa	1,509	1,480,924
Washington Mutual, Inc.,
Series 2002-AR15, Class A-5(h)
4.38%	12/25/32	Aaa	907	894,401

				11,057,583

Commercial Mortgage Backed Securities — 3.8%
Banc of America Commercial Mortgage, Inc.
Series 2003-2, Class A3
4.873%	03/11/41	AAA(d)	3,350	3,298,610
Series 2004-2, Class A4
4.153%	11/10/38	Aaa	3,680	3,511,035

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Banc of America Commercial Mortgage, Inc. (cont’d.)
Series 2004-3, Class A4
5.176%	06/10/39	Aaa	$2,000	$2,002,442
Series 2005-1, Class ASB
4.86%	11/10/42	AAA(d)	1,100	1,094,846
Series 2005-3, Class A4
4.668%	07/10/43	Aaa	4,400	4,240,144
Series 2005-6, Class A4
5.182%	09/10/47	Aaa	4,400	4,437,469
Bear Stearns Commercial Mortgage Securities
Series 2004-T16, Class A6
4.75%	02/13/46	AAA(d)	3,500	3,396,084
Series 2005-T18, Class AAB(h)
4.823%	02/13/42	Aaa	2,250	2,208,799
Series 2005-T20, Class AAB
5.287%	10/12/42	Aaa	3,000	3,011,602
Chase Commercial Mortgage Securities Corp.
Series 1997-1, Class A2
7.37%	06/19/29	AAA(d)	2,655	2,692,260
Commercial Mortgage Pass-Through Certificate
Series 2004-LB2A, Class X2, IO(k)
1.044%	03/10/39	Aaa	17,980	608,536
Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,500	1,437,970
DLJ Commercial Mortgage Corp.
Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA(d)	3,200	3,492,652
GE Capital Commercial Mortgage Corporation
Series 2005-C4, Class A4
5.333%	11/10/45	Aaa	4,000	4,081,094
GE Commercial Mortgage Corp.
Series 2004-C2, Class X2, IO(h)(k)
0.639%	03/10/40	Aaa	32,275	769,286
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A-4
4.111%	07/05/35	Aaa	5,000	4,695,901
Series 2003-C2, Class A3
4.533%	01/05/36	Aaa	3,570	3,481,729
J.P. Morgan Chase Commercial Mortgage Securities Corp.,(h)
5.179%	12/15/44	Aaa	3,630	3,654,212
5.30%	01/12/43	Aaa	2,800	2,837,591
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2004-C2, Class A3(h)
5.213%	05/15/41	Aaa	6,228	6,271,932
Series 2005-LDA4, Class A4
4.918%	10/15/42	Aaa	3,100	3,040,177
Series 2005-LDP2, Class ASB(h)
4.659%	07/15/42	Aaa	6,380	6,201,356
J.P. Morgan Commercial Mortgage Finance Corp.
Series 2000-C10, Class A2
7.371%	08/15/32	Aaa	6,500	6,993,729
Keycorp.
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa	11,180	12,149,414

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
LB-UBS Commercial Mortgage Trust
Series 2003-C8, Class A-3
4.83%	11/15/27	Aaa	$2,720	$2,682,179
Series 2004-C6, Class A5
4.826%	08/15/29	AAA(d)	5,000	4,910,773
Series 2005-C3, Class A5
4.739%	07/15/30	Aaa	695	674,083
Merrill Lynch Mortgage Trust
Series 2004-Key 2, Class A-3
4.615%	08/12/39	Aaa	1,900	1,843,188
PNC Mortgage Acceptance Corp.
Series 1999-CM1, Class A1B
7.33%	12/10/32	AAA(d)	3,860	4,138,314
Wachovia Bank Commercial Mortgage Trust
Series 2002-Class 2 A4
4.98%	11/15/34	Aaa	1,700	1,688,044

				105,545,451

Consumer — 0.1%
Cendant Corp.
6.25%	01/15/08	Baa1	1,010	1,028,214
6.875%	08/15/06	Baa1	1,715	1,732,603

				2,760,817

Electric — 0.9%
Appalachian Power Co.
4.40%	06/01/10	Baa2	790	766,665
Boston Edison Co.
4.875%	04/15/14	A1	730	721,583
Carolina Power & Light Co.
5.25%	12/15/15	A3	660	659,168
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,103,879
6.95%	03/15/33	Baa2	300	349,358
Consolidated Edison, Inc.
5.375%	12/15/15	A1	820	831,896
Consumers Energy Co., First Mortgage Bonds,
Series D
5.375%	04/15/13	Baa3	435	431,838
Dominion Resources, Inc.
5.125%	12/15/09	Baa1	1,255	1,251,332
Duke Capital LLC
4.331%	11/16/06	Baa3	920	913,594
6.25%	02/15/13	Baa3	205	213,492
8.00%	10/01/19	Baa3	280	334,193
El Paso Electric Co.
6.00%	05/15/35	Baa3	845	845,390
Empresa Nacional de Electricidad S.A. (Chile)
8.50%	04/01/09	Ba1	1,350	1,472,361
Energy East Corp.
6.75%	09/15/33	Baa2	805	886,422
Exelon Corp.
4.90%	06/15/15	Baa2	195	186,105
FirstEnergy Corp.
7.375%	11/15/31	Baa3	860	1,014,774

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
Florida Power & Light Co.
5.95%	10/01/33	Aa3	$380	$400,460
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	559,123
Natural Rural Utilities Cooperative Finance Corp.
7.25%	03/01/12	A2	135	150,564
NiSource Finance Corp.
5.45%	09/15/20	Baa3	1,760	1,705,303
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa2	465	493,434
7.00%	09/01/22	Baa2	545	605,755
7.25%	01/15/33	Baa2	240	281,101
Pacific Gas & Electric Co.
6.05%	03/01/34	Baa1	2,330	2,411,454
Pepco Holdings, Inc.
5.50%	08/15/07	Baa2	735	739,448
PPL Electric Utilities Corp.
6.25%	08/15/09	Baa1	1,900	1,973,838
Progress Energy, Inc.
6.75%	03/01/06	Baa2	1,825	1,830,637
Southern California Edison Co.
4.65%	04/01/15	A3	610	590,105
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	756,528
7.00%	12/01/10	Baa1	250	269,058

				24,748,858

Energy – Integrated — 0.1%
Conoco, Inc.
6.95%	04/15/29	A1	655	790,521
Marathon Oil Corp.
6.125%	03/15/12	Baa1	390	413,547
Phillips Petroleum Co.
8.75%	05/25/10	A1	1,900	2,185,574

				3,389,642

Energy – Other — 0.4%
BJ Services Co.
7.00%	02/01/06	Baa1	4,000	4,005,607
Devon Energy Corp.
2.75%	08/01/06	Baa2	2,810	2,771,908
Halliburton Co.
5.50%	10/15/10	Baa1	200	204,272
Occidental Petroleum Corp.(b)
6.75%	01/15/12	A3	1,555	1,706,766
Talisman Energy, Inc.
5.125%	05/15/15	Baa1	750	743,305
Valero Energy Corp.
7.50%	04/15/32	Baa3	185	224,829
Woodside Finance Ltd. (Australia)(k)
5.00%	11/15/13	Baa1	1,660	1,659,225

				11,315,912

Foods — 0.5%
Albertson’s, Inc.
7.45%	08/01/29	Baa3	220	203,958

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foods (cont’d.)
Archer Daniels Midland Co.
8.125%	06/01/12	A2	$195	$227,358
Cadbury Schweppes American Finance, Inc.(k)
3.875%	10/01/08	Baa2	1,050	1,019,677
ConAgra Foods, Inc.
7.875%	09/15/10	Baa1	865	953,007
General Mills, Inc.
5.125%	02/15/07	Baa2	500	499,571
HJ Heinz Co., Notes(k)
6.428%	12/01/20	Baa1	1,620	1,664,177
Kellogg Co.
6.60%	04/01/11	Baa1	2,285	2,446,299
Kraft Foods, Inc.
4.625%	11/01/06	A3	1,405	1,400,585
5.25%	06/01/07	A3	400	401,624
5.625%	11/01/11	A3	965	990,087
Kroger Co. (The)
6.75%	04/15/12	Baa2	310	326,010
6.80%	04/01/11	Baa2	575	603,035
PepsiAmericas, Inc.
4.875%	01/15/15	Baa1	620	611,243
Safeway, Inc.
7.25%	02/01/31	Baa2	175	188,839
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa3	235	269,056
Tyson Foods, Inc.
7.25%	10/01/06	Baa3	525	533,407
8.25%	10/01/11	Baa3	110	124,196

				12,462,129

Foreign Government Bonds — 0.3%
Deutsche Telekom International Finance BV (Netherlands)
8.25%	06/15/30	A3	345	438,795
Export-Import Bank of Korea (The) (South Korea)(k)(b)
4.125%	02/10/09	A3	1,120	1,090,999
Korea Development Bank (South Korea)(b)
4.75%	07/20/09	A3	1,530	1,516,859
Mexican UT
8.125%	12/30/19	Baa1	1,830	2,246,324
Pemex Project Funding Master Trust, (Mexico)(k)
10.00%	09/15/27	Baa1	1,025	1,365,813
Petrobras International Finance Co. (PIFCO)
9.75%	07/06/11	Baa1	280	329,000
Province of Quebec (Canada)(b)
4.60%	05/26/15	A1	1,585	1,546,446

				8,534,236

Gaming — 0.1%
Harrah’s Operating Co., Inc.
5.50%	07/01/10	Baa3	970	969,611
5.75%	10/01/17	Baa3	1,135	1,104,691
7.125%	06/01/07	Baa3	365	374,262

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Gaming (cont’d.)
Mandalay Resort Group
9.375%	02/15/10	Ba3	$12	$13,140

				2,461,704

Health Care & Pharmaceutical — 0.5%
Baxter International, Inc.
5.196%	02/16/08	Baa1	1,085	1,088,192
Bristol-Myers Squibb Co.
5.75%	10/01/11	A1	460	475,078
Cardinal Health, Inc.
5.85%	12/15/17	Baa3	1,475	1,500,315
Genentech, Inc.
4.75%	07/15/15	A1	920	895,247
Laboratory Corp. of America Holdings
5.625%	12/15/15	Baa3	925	937,264
Merck & Co., Inc.
5.95%	12/01/28	Aa3	205	210,233
Pharmacia Corp.
6.75%	12/15/27	Aaa	230	270,290
Schering-Plough Corp.
5.55%	12/01/13	Baa1	1,860	1,894,903
WellPoint, Inc.
3.50%	09/01/07	Baa1	1,970	1,921,709
5.00%	12/15/14	Baa1	1,085	1,065,800
5.95%	12/15/34	Baa1	210	216,483
Wyeth
5.50%	03/15/13-02/01/14	Baa1	2,295	2,326,089
6.45%	02/01/24(f)	Baa1	615	665,129

				13,466,732

Insurance — 0.3%
Allstate Corp. (The)
5.55%	05/09/35	A1	830	813,369
American International Group, Inc.
4.25%	05/15/13	Aa2	1,355	1,288,780
5.05%	10/01/15	Aa2	125	122,679
AXA (France)
8.60%	12/15/30	A3	230	307,359
Everest Reinsurance Holdings (Bermuda)
5.40%	10/15/14	A3	780	769,249
Liberty Mutual Group(k)(b)
7.00%	03/15/34	Baa3	910	938,392
Marsh & McLennan Cos., Inc.
5.15%	09/15/10	Baa2	335	332,772
MetLife, Inc.
5.70%	06/15/35	A2	1,185	1,189,389
6.125%	12/01/11	A2	435	460,952
6.375%	06/15/34	A2	85	93,093
W.R. Berkley Corp.
5.60%	05/15/15	Baa2	705	702,916
6.15%	08/15/19	Baa2	575	578,651
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A3	110	107,369

				7,704,970

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Lodging — 0.2%
Carnival Corp. (Panama)
3.75%	11/15/07	A3	$2,845	$2,781,056
P&O Princess
7.30%	06/01/07	A3	345	355,240
Royal Caribbean Cruises Ltd.
8.00%	05/15/10	Ba1	2,220	2,411,180

				5,547,476

Media & Entertainment — 0.3%
British Sky Broadcasting Group PLC (United Kingdom)
7.30%	10/15/06	Baa2	785	797,702
CBS Corp.
7.875%	07/30/30	Baa3	470	536,686
Chancellor Media Corp.
8.00%	11/01/08	Baa3	745	792,047
Clear Channel Communications, Inc.
7.65%	09/15/10	Baa3	200	214,085
News America Holdings, Inc.
7.625%	11/30/28	Baa2	1,360	1,542,239
Time Warner, Inc.
6.75%	04/15/11	Baa1	1,970	2,068,676
7.25%	10/15/17	Baa1	1,040	1,136,927
7.70%	05/01/32	Baa1	680	764,768
Walt Disney Co. (The)
5.375%	06/01/07	Baa1	300	301,894
6.75%	03/30/06	Baa1	1,365	1,371,508

				9,526,532

Metals
Alcan, Inc. (Canada)
5.00%	06/01/15	Baa1	755	732,375
5.20%	01/15/14	Baa1	230	227,473
6.125%	12/15/33	Baa1	105	107,484

				1,067,332

Municipals — 0.1%
Illinois St. Taxable Pension, G.O.
5.10%	06/01/33	Aa3	2,600	2,555,592

Non Captive Finance — 0.5%
Berkshire Hathaway, Inc.(k)
4.75%	05/15/12	Aaa	945	934,170
Capital One Bank
6.50%	06/13/13(g)	Baa1	10	10,624
6.875%	02/01/06	A3	2,040	2,043,711
Capital One Financial Corp.
5.50%	06/01/15	Baa1	275	273,391
CIT Group Co. of Canada(k)
5.45%	06/01/15	A2	1,325	1,309,647
CIT Group, Inc.
4.25%	02/01/10	A2	480	467,026
5.50%	11/30/07	A2	1,285	1,297,617
General Electric Capital Corp.
6.125%	02/22/11	Aaa	390	410,300
6.75%	03/15/32	Aaa	2,500	2,934,629

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
Household Finance Corp.
4.75%	05/15/09	A1	$640	$633,018
6.375%	10/15/11	A1	1,080	1,141,643
7.00%	05/15/12	A1	795	869,627
HSBC Finance Corp.
6.75%	05/15/11	A1	570	611,707
International Lease Finance Corp.
3.50%	04/01/09	A1	750	713,897
Residential Capital Corp.(k)
6.375%	06/30/10	Baa3	610	619,830

				14,270,837

Oil & Gas Exploration Services — 0.1%
Devon Energy Corp.
7.875%	09/30/31	Baa2	280	355,796
Oil & Gas Exploration Services (cont’d.)
Encana Corp.
6.50%	08/15/34	Baa2	255	284,926
Kerr-McGee Corp.
5.875%	09/15/06	Ba3	1,305	1,309,525

				1,950,247

Paper
Weyerhaeuser Co.(b)
7.375%	03/15/32	Baa2	820	911,601

Pipelines & Other — 0.3%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,605	1,539,232
Duke Energy Field Services Corp.
7.875%	08/16/10	Baa2	1,355	1,498,551
Enbridge, Inc.
4.90%	03/01/15	A3	630	619,657
Enterprise Products Operating LP
4.00%	10/15/07	Baa3	1,000	979,104
6.875%	03/01/33	Baa3	710	752,139
Kinder Morgan Finance Co. ULC(k)
6.40%	01/05/36	Baa2	486	498,093
Oneok, Inc.
5.51%	02/16/08	Baa2	1,630	1,636,442
Sempra Energy
4.621%	05/17/07	Baa1	790	784,401

				8,307,619

Railroads — 0.1%
Burlington Northern Santa Fe Corp.
7.95%	08/15/30	Baa2	1,020	1,334,688
Norfolk Southern Corp.
5.64%	05/17/29	Baa1	571	573,632
7.80%	05/15/27	Baa1	24	30,409
Union Pacific Corp.
6.625%	02/01/08	Baa2	1,755	1,812,549

				3,751,278

Real Estate Investment Trust — 0.1%
ERP Operating LP
5.125%	03/15/16	Baa1	430	414,161

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Real Estate Investment Trust (cont’d.)
Mack-Cali Realty Corp.
7.25%	03/15/09	Baa2	$1,595	$1,682,589
Post Apartment Homes LP
5.45%	06/01/12	Baa3	545	534,903

				2,631,653

Retailers — 0.2%
Gap, Inc. (The)
6.90%	09/15/07	Baa3	1,550	1,583,791
May Department Stores Co.
6.65%	07/15/24	Baa1	545	573,014
6.70%	07/15/34	Baa1	625	665,683
8.50%	06/01/19	Baa1	285	345,526
Wal-Mart Stores, Inc.
5.25%	09/01/35	Aa2	1,605	1,557,935

				4,725,949

Sovereign — 0.2%
Republic of Italy
5.375%	06/15/33	Aa2	1,080	1,100,109
Republic of Malaysia
7.50%	07/15/11	A3	375	419,651
Republic of South Africa
6.50%	06/02/14	Baa1	520	562,250
United Mexican States
8.375%	01/14/11	Baa1	1,920	2,188,799

				4,270,809

Technology — 0.3%
Computer Associates International, Inc.(k)
4.75%	12/01/09	Ba1	1,450	1,413,920
Equifax, Inc.
4.95%	11/01/07	Baa1	475	474,702
First Data Corp.
4.85%	10/01/14	A1	580	549,426
International Business Machines Corp.
5.875%	11/29/32	A1	575	605,059
Jabil Circuit, Inc.
5.875%	07/15/10	Baa3	1,000	1,015,630
Motorola, Inc.
4.608%	11/16/07	Baa2	1,220	1,212,377
7.625%	11/15/10	Baa2	155	172,303
Seagate Technology International
8.00%	05/15/09	Ba2	1,545	1,622,250

				7,065,667

Telecommunications — 1.1%
ALLTEL Ohio LP(k)
8.00%	08/15/10	A2	860	956,900
AT&T Corp.(b)
9.75%	11/15/31	A2	760	954,654
AT&T Wireless Services, Inc.
7.35%	03/01/06	Baa2	2,245	2,254,299
8.125%	05/01/12	Baa2	800	924,342
8.75%	03/01/31	Baa2	705	933,997
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,325,941

SEE NOTES TO FINANCIAL STATEMENTS.

B12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)		Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
British Telecommunications PLC (United Kingdom)
7.00%	05/23/07	Baa1	$1,400		$1,436,429
8.875%	12/15/30(f)	Baa1	245		327,796
CenturyTel, Inc.
7.875%	08/15/12	Baa2	165		181,985
Cingular Wireless LLC
7.125%	12/15/31	Baa2	535		612,406
Citizens Communications Co.,
7.60%	06/01/06	Ba3	1,420		1,435,975
France Telecom SA (France)
8.50%	03/01/31	A3	385		513,690
Nextel Communications, Inc.(b)
5.95%	03/15/14	Baa2	1,475		1,482,726
Royal KPN N.V. (Netherlands)
8.00%	10/01/10	Baa1	645		708,371
SBC Communications, Inc.
4.125%	09/15/09	A2	1,335		1,289,107
5.30%	11/15/10	A2	1,180		1,183,575
Sprint Capital Corp.
6.875%	11/15/28	Baa2	1,920		2,097,965
8.75%	03/15/32	Baa2	220		291,958
Telecom de Puerto Rico, Inc. (Puerto Rico)
6.80%	05/15/09	Baa1	2,220		2,306,786
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	170		166,817
6.00%	09/30/34	Baa2	945	(b)	910,370
Telecomunicaciones de Puerto Rico, Inc. (Puerto Rico)
6.65%	05/15/06	Baa1	4,500		4,525,128
TELUS Corp. (Cananda)
8.00%	06/01/11	Baa2	1,500		1,681,590
US Cellular Corp.
6.70%	12/15/33	Baa3	600		589,121
Verizon Global Funding Corp.
5.85%	09/15/35	A3	255		245,736
7.75%	12/01/30	A3	450		534,896
Vodafone Group PLC (United Kingdom)
7.75%	02/15/10	A2	950		1,040,503

					30,913,063

Tobacco
Altria Group, Inc.
7.65%	07/01/08	Baa2	765		810,237
7.75%	01/15/27	Baa2	370		439,253

					1,249,490

Transportation
BNSF Funding Trust I(h)
6.613%	12/15/55	Ba1	1,160		1,207,569

Mortgage Backed Securities — 12.0%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-07/01/20		9,845		9,591,807
5.00%	06/01/18-05/01/34		18,107		17,832,206
5.50%	12/01/33-07/01/34		14,594		14,480,917
6.00%	03/01/32-12/01/33		4,436		4,494,305
6.50%	05/01/14-04/01/15		1,211		1,242,990

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
Federal Home Loan Mortgage Corp.
7.00%	05/01/31-09/01/33		$8,919	$9,292,885
5.00%	TBA		4,000	3,871,248
6.00%	TBA		7,000	7,067,816
Federal National Mortgage Association
4.00%	06/01/19		3,365	3,217,186
4.50%	10/15/08-01/01/35		21,617	20,867,809
4.988%	07/01/33		1,631	1,637,825
5.00%	10/01/18-03/01/34		63,310	61,661,995
5.50%	03/01/16-10/01/35		71,453	70,964,898
6.00%	04/01/13-03/01/35		35,863	36,265,488
6.50%	07/01/17-10/01/34		8,871	9,109,163
7.00%	08/01/11-07/01/32		2,429	2,540,673
7.50%	05/01/12-05/01/32		1,973	2,071,540
Federal National Mortgage Association
4.50%	TBA		4,000	3,891,248
5.00%	TBA		3,500	3,451,561
5.50%	TBA		14,000	13,875,937
6.00%	TBA		11,500	11,677,341
6.50%	TBA		1,000	1,025,625
Government National Mortgage Association
5.50%	08/15/33-03/15/34		2,768	2,789,458
6.00%	04/15/33-06/20/34		4,150	4,246,882
6.50%	10/15/23-06/15/35		10,481	10,959,998
7.00%	09/15/31		324	340,406
8.00%	01/15/24-04/15/25		261	278,722

				328,747,929

U.S. Government Agency Obligations — 2.7%
Federal Farm Credit Bank
4.125%	07/17/09		1,230	1,205,278
Federal Home Loan Bank
3.75%	08/18/09		3,935	3,806,813
4.25%	04/16/07		15,950	15,847,889
Federal Home Loan Mortgage Corp.
4.75%	01/18/11		3,035	3,033,428
4.90%	11/03/08		7,630	7,603,806
Federal National Mortgage Association
4.25%	07/27/07-05/15/09(b)		25,466	25,131,603
4.50%	10/15/08		5,632	5,600,759
4.75%	12/15/10		1,610	1,610,018
5.25%	08/01/12		8,475	8,556,292
Tennessee Valley Authority, Series B
5.88%	04/01/36		1,305	1,482,558

				73,878,444

U.S. Treasury Securities — 5.2%
United States Treasury Bonds
5.375%	02/15/31(b)		2,596	2,916,037
6.00%	02/15/26(b)		7,805	9,203,805
6.125%	08/15/29		1,230	1,498,246
8.125%	05/15/21(b)		3,160	4,374,748
9.00%	11/15/18(b)		5,372	7,680,284
9.125%	05/15/18		462	660,696
9.25%	02/15/16		815	1,129,443

SEE NOTES TO FINANCIAL STATEMENTS.

B13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Treasury Securities (cont’d.)
United States Treasury Inflation Index Bonds
2.375%	01/15/25		$7,970	$8,377,080
3.375%	04/15/32		1,626	2,114,651
3.625%	01/15/08		5,543	5,691,577
United States Treasury Inflation Index
0.875%	04/15/10		8,928	8,487,909
1.625%	01/15/15		5,992	5,773,030
1.875%	07/15/13		6,501	6,411,882
1.875%	07/15/15		6,656	6,545,869
2.00%	01/15/14		6,785	6,746,419
2.00%	07/15/14		6,123	6,088,799
3.00%	07/15/12		7,028	7,430,868
3.375%	01/15/07		5,401	5,440,420
3.375%	01/15/12		2,045	2,199,192
3.50%	01/15/11		3,716	3,971,320
3.625%	04/15/28		5,352	6,903,997
3.875%	01/15/09-04/15/29		11,330	13,768,081
4.25%	01/15/10(b)		3,667	3,974,774
United States Treasury Strips(b)
Zero	05/15/18-05/15/19		28,140	15,272,930

				142,662,057

Structured Notes — 0.1%
Dow Jones CDX HY, Series 5-T2(k)(b)
7.25%	12/29/10		2,000	1,977,500

TOTAL LONG-TERM BONDS (cost $975,804,320)				972,088,919

TOTAL LONG-TERM INVESTMENTS (cost $2,403,734,202)				2,554,379,393

Shares
SHORT-TERM INVESTMENTS — 20.3%
Mutual Funds — 20.2%
Dryden Core Investment Fund —Taxable Money Market Series(i)(j) (includes $271,066,668 of cash collateral received for securities on loan)	472,618,461	472,618,461

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Shares/ Principal Amount (000)	Value (Note 2)
SHORT-TERM INVESTMENTS (Continued)
Dryden Core Investment Fund — Dryden Short-Term Bond Series(j)			8,356,772	$83,561,042

TOTAL MUTUAL FUNDS (cost $556,186,188)				556,179,503

U.S. Government Agency Obligations — 0.1%
United States Treasury Bills(c)(g)
4.09%	03/16/06		$3,500	3,472,627

			Contracts
OUTSTANDING OPTIONS PURCHASED
Call Option
90 Day Euro Future, expiring 9/18/06 @ $95.25 (cost $71,880)			62	25,963

TOTAL SHORT-TERM INVESTMENTS (cost $559,730,657)				559,678,093

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN 113.2% (cost $2,963,464,859; Note 6)				3,114,057,486

OUTSTANDING OPTIONS WRITTEN(a)
Call Option
90 Day Euro Future, expiring 9/18/06 @ $95.75 (premium received $32,695)			62	(7,363)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN —113.2% (cost $2,963,432,164)				3,114,050,123
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (13.2)%				(364,257,185)

TOTAL NET ASSETS — 100.0%				$2,749,792,938

SEE NOTES TO FINANCIAL STATEMENTS.

B14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
IO	Interest Only
LP	Limited Partnership
TBA	Securities purchased on a forward commitment basis

(a)	Non-Income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $261,257,394; cash collateral of $271,066,668 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(g)	Rate quoted represents yield-to-maturity as of purchase date.

(h)	Indicates variable rate security.

(i)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(j)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short – Term Bond Series.

(k)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers, unless otherwise noted. 144A securities are deemed to be liquid.

(l)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures as follows: Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
48	Fed Funds-30 Day	Apr. 06	$19,073,117	$19,071,526	$(1,591)
58	S&P 500 Index	Mar. 06	18,470,750	18,194,600	(276,150)
232	U.S. Treasury 30 Yr Bonds	Mar. 06	25,998,243	26,491,500	493,257
269	Eurodollar Futures	Mar. 06	64,076,706	64,038,812	(37,894)
398	U.S. Treasury 5 Yr Notes	Mar. 06	42,168,581	42,324,813	156,232

					333,854
Short Positions:
18	U.S. Treasury 10 Yr Notes	Mar. 06	1,953,432	1,969,313	(15,881)
375	U.S. Treasury 2 Yr Notes	Mar. 06	76,975,581	76,945,312	30,269

					14,388

					$348,242

SEE NOTES TO FINANCIAL STATEMENTS.

B15

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 9.9% of collateral received for securities on loan)	20.2%
Mortgage Backed Securities	12.0
Drugs & Medical Supplies	5.8
Financial Services	5.4
U.S. Treasury Securities	5.2
Commercial Mortgage Backed Securities	3.8
Banks & Savings & Loans	3.7
Oil & Gas	3.7
Insurance	3.3
Telecommunications	2.8
Computer Services	2.7
U.S. Government Agency Obligations	2.7
Industrial Conglomerates	2.6
Retail	2.1
Electronics	2.0
Computers & Peripherals	1.9
Food & Beverage	1.8
Media	1.7
Utilities — Electric & Gas	1.7
Communications Equipment	1.6
Asset Backed Securities	1.6
Household Products & Personal Care	1.4
Aerospace & Defense	1.3
Chemicals	1.3
Hospital/Hospital Management	1.0
Food & Staples Retailing	0.9
Oil & Gas Exploration & Production	0.9
Tobacco	0.9
Electric	0.9
Oil & Gas Services	0.8
Banking	0.8
Leisure	0.7
Machinery	0.7
Air Freight & Couriers	0.6
Internet Services	0.6
Railroads	0.5
Real Estate Investment Trust	0.5
Capital Goods	0.5
Foods	0.5
Health Care & Pharmaceutical	0.5
Non Captive Finance	0.5
Commercial Services & Supplies	0.4
Aerospace/Defense	0.4
Collateralized Mortgage Obligations	0.4
Energy — Other	0.4

Restaurants	0.4
Autos — Cars & Trucks	0.3
Housing Related	0.3
Pharmaceuticals	0.3
Semiconductors & Semiconductor Equipment	0.3
Brokerage	0.3
Media & Entertainment	0.3
Pipelines & Other	0.3
Technology	0.3
Foreign Government Bonds	0.3
Airlines	0.2
Apparel	0.2
Construction	0.2
Healthcare Equipment & Supplies	0.2
Household Durables	0.2
Metals & Mining	0.2
Miscellaneous Basic Industry	0.2
Paper & Forest Products	0.2
Cable	0.2
Lodging	0.2
Retailers	0.2
Sovereign	0.2
Building Products	0.1
Containers	0.1
Diversified Consumer Services	0.1
Independent Power Producers & Energy Traders	0.1
Metals — Ferrous	0.1
Metals — Non Ferrous	0.1
Motorcycles	0.1
Multi-Utilities	0.1
Office Electronics	0.1
Software	0.1
Toys	0.1
Automotive	0.1
Building Materials & Construction	0.1
Consumer	0.1
Energy — Integrated	0.1
Gaming	0.1
Municipals	0.1
Oil & Gas Exploration Services	0.1
Structured Notes	0.1
U.S. Government Agency Obligations	0.1

113.2
Other liabilities in excess of other assets	(13.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.0% LONG-TERM BONDS	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 0.6%
BAE Systems Holdings, Inc., 144A(h)	Baa2	5.20%	08/15/15	$6,850	$6,712,636
Raytheon Co.	Baa3	4.50%	11/15/07	335	332,114
Raytheon Co.	Baa3	8.30%	03/01/10	725	812,064

					7,856,814

Airlines — 0.2%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	6.70%	06/15/21	4	3,626
Southwest Airlines Co.	Baa1	5.25%	10/01/14	2,550	2,472,862

					2,476,488

Asset-Backed Securities — 3.5%
American Express Credit Account Master Trust,
Series 2004-C, Class C, 144A(g)(h)	Baa2	4.87%	02/15/12	1,794	1,797,942
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(g)	Baa2	6.33%	10/25/31	725	725,962
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10	2,980	2,950,636
Centex Home Equity, Series 2005-A, Class M4(g)	A1	5.18%	01/25/35	2,400	2,409,157
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C4	Baa2	5.00%	06/10/15	3,000	2,942,968
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(g)	Aa3	5.04%	03/25/35	2,670	2,683,485
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2	A2	6.13%	08/25/32	1,078	1,081,156
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34	2,100	2,101,332
First Franklin Mortgage Loan Asset-Backed Cerftificates, Series 2005-FF6, Class M2(g)	Aa2	4.82%	03/25/36	2,575	2,579,415
Home Equity Asset Trust, Series 2005-7, Class 2A4	Aaa	4.76%	01/25/36	1,500	1,500,718
MBNA Master Credit Card Trust, Series 1999-J, Class A	Aaa	7.00%	02/15/12	14,300	15,355,273
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(g)	Aa2	5.18%	05/25/33	2,580	2,595,104
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(g)	Aa3	5.18%	12/25/34	2,100	2,117,641
Structured Asset Securities Corp., Series 2005-RMS1, Class A3(g)	AAA(f)	4.68%	02/25/35	1,500	1,503,624

					42,344,413

Automotive — 2.0%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	640	951,636
Chrysler Corp.	A3	7.45%	03/01/27	1,300	1,410,807
Equus Cayman Finance, Ltd., (Cayman Islands), 144A(h)	Baa3	5.50%	09/12/08	830	832,184
Ford Motor Credit Co.	Baa3	6.875%	02/01/06	555	553,793
Ford Motor Credit Co.(a)	Baa3	6.625%	06/16/08	3,500	3,174,696
General Motors Acceptance Corp.(a)	Ba1	6.125%	09/15/06	4,090	3,972,842
General Motors Acceptance Corp.(a)	Ba1	6.125%	02/01/07	4,105	3,918,826
General Motors Acceptance Corp.(a)	Ba1	6.15%	04/05/07	3,710	3,504,281
General Motors Acceptance Corp.(a)	Ba1	6.75%	12/01/14	5,000	4,498,105
Hyundai Motor Manufacturing LLC, 144A(h)	Baa3	5.30%	12/19/08	1,820	1,815,528

					24,632,698

Banking — 2.8%
Chuo Mitsui Trust & Banking Co. Ltd., (Japan), 144A(a)(g)(h)	Baa2	5.506%	12/31/49	3,050	2,955,487
Citigroup, Inc.	Aa2	6.625%	06/15/32	980	1,107,388
HSBC Finance Corp.	A1	5.84%	02/15/08	710	721,763
Icici Bank, Ltd., (Singapore), 144A(h)	Baa3	5.75%	11/16/10	2,500	2,511,675
Kazkommerts International BV, (Netherlands), 144A(a)(h)	Baa2	7.875%	04/07/14	4,150	4,357,500
KBC Bank Funding Trust III, 144A(g)(h)	A2	9.86%	12/31/49	5,000	5,782,355
Mizuho Financial Group, (Cayman Islands), MTN, 144A(h)	A2	5.79%	04/15/14	1,880	1,942,181
Resona Bank Ltd. 144A(h)	Baa1	5.85%	09/29/49	2,900	2,887,745
Resona Preferred Global Securities Cayman Ltd. 144A(a)(h)	Baa3	7.19%	12/30/49	3,550	3,766,458
Russian Standard Finance Bank, SA, 144A(h) Bank, 144A(h)	Ba2	7.50%	10/07/10	2,635	2,565,831
Sumitomo Mitsui Banking Corp., 144A(h)	A2	5.625%	07/15/49	6,380	6,356,113

					34,954,496

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Building Materials & Construction — 1.2%
American Standard, Inc.(a)	Baa3	7.625%	02/15/10	$3,800	$4,084,533
D.R. Horton, Inc.	Baa3	5.625%	09/15/14	3,725	3,588,129
RPM International, Inc.	Baa3	4.45%	10/15/09	5,150	4,938,195
Ryland Group, Inc.	Baa3	5.375%	06/01/08	1,900	1,898,965

					14,509,822

Cable — 0.4%
Comcast Cable Communications, Inc.	Baa2	6.375%	01/30/06	650	650,894
CSC Holdings, Inc.	B2	7.875%	12/15/07	3,800	3,866,500
TCI Communications, Inc.	Baa2	7.875%	02/15/26	750	865,670

					5,383,064

Capital Goods — 2.2%
Briggs & Stratton Corp.	Ba1	8.875%	03/15/11	3,905	4,375,014
FedEx Corp.	Baa2	2.65%	04/01/07	7,550	7,344,013
FedEx Corp.	Baa2	7.25%	02/15/11	1,750	1,913,280
Hertz Corp., 144A(h)	B1	8.875%	01/01/14	3,050	3,107,188
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,891,724
Tyco International Group SA, (Luxembourg)	Baa3	6.00%	11/15/13	200	204,297
Tyco International Group SA, (Luxembourg)	Baa3	6.75%	02/15/11	805	846,368
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,601,824
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,322,506

					27,606,214

Chemicals — 2.2%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,537,872
Dow Chemical Co.	A3	9.00%	04/01/21	1,000	1,344,328
Huntsman International LLC(a)	B2	9.875%	03/01/09	2,400	2,532,000
Huntsman International LLC	Ba3	11.625%	10/15/10	2,100	2,391,375
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	1,987,882
IMC Global, Inc.	Ba3	10.875%	08/01/13	610	700,738
IMC Global, Inc.(a)	B1	6.875%	07/15/07	2,000	2,030,000
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	559,651
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,488,695
Lubrizol Corp.	Baa3	6.50%	10/01/34	1,775	1,853,160
Lyondell Chemical Co.	B1	9.50%	12/15/08	1,768	1,851,980
Monsanto Co., 144A(h)	Baa1	5.50%	08/15/25	4,560	4,426,702

					26,704,383

Collateralized Mortgage Obligations — 1.1%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	3,554	3,481,870
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	700	688,224
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(g)	Aaa	4.17%	02/25/34	5,427	5,353,975
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	Aaa	5.00%	03/25/20	2,315	2,271,872
Washington Mutual, Series 2002-AR15, Class A5	Aaa	4.38%	12/25/32	1,959	1,931,905

					13,727,846

Commercial Mortgage-Backed Securities — 8.7%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(f)	4.86%	11/10/42	5,950	5,922,123
Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A4	Aaa	4.668%	07/10/43	9,400	9,058,490
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4	Aaa	5.182%	09/10/47	4,635	4,674,470
Bear Stearns Commercial Mortgage Securities, Inc., Series. 2005-T18, Class AAB	Aaa	4.823%	02/13/42	2,475	2,429,679
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB	Aaa	5.287%	10/12/42	3,400	3,413,149
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(f)	7.37%	06/19/29	2,063	2,092,271
GE Capital Commercial Mortgage Corp., Series 2005-C4, Class A-4	Aaa	5.33%	11/10/45	4,500	4,591,230

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Commercial Mortgage-Backed Securities (cont’d.)
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	$8,500	$8,413,610
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	11,927,588
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LD4, Class A-4	Aaa	4.918%	10/15/42	3,700	3,628,598
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class ASB(g)	Aaa	4.66%	07/15/42	9,300	9,039,594
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4	Aaa	5.29%	01/12/43	3,275	3,318,968
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,852,711
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6	Aaa	4.799%	12/15/29	4,200	4,101,267
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,328,071
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	1,504	1,553,033
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(f)	7.33%	12/10/32	4,800	5,146,090
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	5,011	5,097,214
Wachovia Bank Commercial Mortgage Trust, Series. 2003-C3, Class A2	AAA(f)	4.867%	02/15/35	7,330	7,218,122
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,482,418
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(f)	4.608%	12/15/35	4,750	4,632,758

					106,921,454

Electric — 4.3%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,043,406
CMS Energy Corp.	B1	8.90%	07/15/08	2,570	2,746,688
Consumers Energy Co.	Baa3	5.00%	02/15/12	1,000	978,238
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	992,732
Duke Capital LLC	Baa3	4.331%	11/16/06	650	645,474
Edison Mission Energy	B1	7.73%	06/15/09	1,480	1,528,100
Edison Mission Energy	B1	10.00%	08/15/08	1,085	1,188,075
El Paso Electric Co.	Baa3	6.00%	05/15/35	2,325	2,326,072
Empresa Nacional de Electricidad SA, (Chile)	Ba1	8.35%	08/01/13	625	711,823
Energy East Corp.	Baa2	6.75%	06/15/12	750	810,979
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,266,317
Enersis SA (Chile)(a)	Ba1	7.375%	01/15/14	3,700	3,979,815
Exelon Corp.	Baa2	4.90%	06/15/15	500	477,192
FirstEnergy Corp.(a)	Baa3	5.50%	11/15/06	1,700	1,706,110
FirstEnergy Corp.	Baa3	6.45%	11/15/11	3,030	3,211,791
FirstEnergy Corp.	Baa3	7.375%	11/15/31	1,125	1,327,466
Korea East-West Power Co., Ltd., (South Korea), 144A(h)	A2	4.875%	04/21/11	1,700	1,673,351
Midland Funding II, Series B	B3	13.25%	07/23/06	2,953	3,058,677
NiSource Finance Corp.	Baa3	5.25%	09/15/17	500	486,342
NiSource Finance Corp.	Baa3	5.45%	09/15/20	3,000	2,906,766
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,274,070
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	333,443
Pacific Gas & Electric Co.	Baa1	6.05%	03/01/34	4,695	4,859,132
Southern California Edison Co.	Baa1	6.375%	01/15/06	1,250	1,250,572
Southern California Edison Co.	Baa1	7.625%	01/15/10	1,100	1,198,956
Teco Energy, Inc.(a)	Ba2	6.75%	05/01/15	1,965	2,033,775
Teco Energy, Inc.(a)	Ba2	7.50%	06/15/10	955	1,017,075
TXU Corp.	Ba1	4.446%	11/16/06	100	99,232
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,281,761
Xcel Energy, Inc.	Baa1	7.00%	12/01/10	1,850	1,991,029

					52,404,459

Energy – Integrated — 0.3%
Conoco Funding Co., (Canada)	A1	6.35%	10/15/11	2,480	2,657,263
Tosco Corp.	A1	7.25%	01/01/07	1,500	1,529,889

					4,187,152

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Energy – Other — 1.2%
B.J. Services Co.	Baa1	7.00%	02/01/06	$5,000	$5,007,009
GS Caltex Corp., 144A(h)	Baa1	7.75%	07/25/11	3,250	3,627,566
Halliburton Co.	Baa1	5.50%	10/15/10	625	638,350
Occidental Petroleum Corp.	A3	4.25%	03/15/10	3,250	3,170,362
Talisman Energy, Inc., (Canada)	Baa1	5.125%	05/15/15	2,300	2,279,468

					14,722,755

Foods — 1.1%
Cadbury Schweppes US Finance LLC, 144A(h)	Baa2	3.875%	10/01/08	2,600	2,524,915
HJ Heinz Co., 144A(h)	Baa1	6.428%	12/01/08	3,550	3,646,809
Kraft Foods, Inc.	A3	5.625%	11/01/11	860	882,357
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,503,295
The Kroger Co.	Baa2	6.75%	04/15/12	1,375	1,446,013
Tricon Global Restaurants, Inc.	Baa3	8.875%	04/15/11	1,705	1,952,089
Tyson Foods, Inc.	Baa3	7.25%	10/01/06	1,250	1,270,016

					13,225,494

Gaming — 0.3%
Harrah’s Operating Co., Inc.	Baa3	5.75%	10/01/17	3,460	3,367,604
Mandalay Resorts Group	Ba3	9.375%	02/15/10	33	36,542

					3,404,146

Health Care & Pharmaceutical — 2.1%
Cardinal Health, Inc.	Baa3	5.85%	12/15/17	3,130	3,183,720
HCA, Inc.	Ba2	7.125%	06/01/06	7,000	7,057,401
HCA, Inc.	Ba2	8.36%	04/15/24	2,900	3,161,867
Merck & Co., Inc.	Aa3	5.95%	12/01/28	255	261,510
OMEGA Healthcare Investors, Inc.	B1	6.95%	08/01/07	2,575	2,649,031
Omnicare, Inc.	Ba3	6.875%	12/15/15	2,300	2,334,500
Wellpoint, Inc.	Baa1	5.00%	12/15/14	1,310	1,286,818
Wyeth(b)	Baa1	5.50%	03/15/13	1,250	1,267,210
Wyeth, 144A(h)	Baa1	6.00%	02/15/36	1,625	1,673,402
Wyeth(b)	Baa1	6.45%	02/01/24	2,370	2,563,179

					25,438,638

Insurance — 0.7%
Allstate Corp.	A1	5.55%	05/09/35	4,865	4,767,520
American International Group, Inc.	Aa2	4.25%	05/15/13	1,820	1,731,055
American International Group, Inc., 144A(h)	Aa2	5.05%	10/01/15	315	309,150
Everest Reinsurance Holdings, Inc.	A3	5.40%	10/15/14	1,900	1,873,812
Marsh & McLennan Cos., Inc.	Baa2	5.75%	09/15/15	275	277,210
XL Capital Ltd. Class A, (Cayman Islands)	A3	5.25%	09/15/14	140	136,651

					9,095,398

Lodging — 0.8%
Carnival Corp., (Panama)	A3	3.75%	11/15/07	3,600	3,519,087
Carnival PLC, (United Kingdom)	A3	7.30%	06/01/07	825	849,488
Royal Caribbean Cruises. Ltd., (Liberia)	Ba1	6.875%	12/01/13	2,210	2,340,699
Starwood Hotels & Resorts Worldwide, Inc.	Ba1	7.375%	05/01/07	3,000	3,060,000

					9,769,274

Media & Entertainment — 1.2%
Clear Channel Communications, Inc.	Baa3	8.00%	11/01/08	4,720	5,018,068
Comcast Cable Communications Holdings, Inc.	Baa2	9.455%	11/15/22	1,550	2,030,805
Comcast Corp.(a)	Baa2	6.50%	11/15/35	2,975	3,031,695
Thomson Corp. (Canada)	A3	5.75%	02/01/08	2,750	2,789,086
Time Warner, Inc.	Baa1	7.70%	05/01/32	1,650	1,855,687
Viacom, Inc.	Baa3	7.875%	07/30/30	490	559,524

					15,284,865

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Metals — 0.7%
Alcan, Inc.	Baa1	5.75%	06/01/35	$ 2,050	$1,996,024
Asia Aluminum Holdings, Ltd., (Bermuda), 144A(h)	Ba3	8.00%	12/23/11	1,500	1,464,375
Noranda, Inc.	Baa3	6.20%	06/15/35	2,150	2,088,790
Oregon Steel Mills, Inc.	Ba3	10.00%	07/15/09	3,065	3,279,549

					8,828,738

Non-Captive Finance — 1.8%
Berkshire Hathaway Finance Corp.	Aaa	4.75%	05/15/12	3,400	3,361,036
CIT Group, Inc.	A2	5.50%	11/30/07	235	237,307
General Electric Capital Corp.	Aaa	4.875%	10/21/10	11,200	11,175,181
HSBC Finance Corp.	A1	5.00%	06/30/15	2,850	2,771,383
HSBC Finance Corp.	A1	5.25%	04/15/15	2,765	2,739,875
HSBC Finance Corp.	A1	6.75%	05/15/11	550	590,244
Residential Capital Corp.	Baa3	6.875%	06/30/15	1,550	1,647,007

					22,522,033

Non-Corporate Foreign Agency — 1.2%
Gazprom OAO, (Russia)	BB(f)	10.50%	10/21/09	1,685	1,950,893
Pemex Project Funding Master Trust, (Mexico), 144A(h)	Baa1	9.10%	09/15/07	4,450	4,717,000
Petronas Capital, Ltd., (Malaysia), 144A(h)	A1	7.00%	05/22/12	7,300	8,035,964

					14,703,857

Non-Corporate Sovereign — 6.4%
Australian Government, (Australia)	Aaa	6.25%	04/15/15	AUD 4,005	3,159,187
Canadian Government Bond, (Canada)	Aaa	5.00%	06/01/14	CAD 3,395	3,136,034
Deutsche Bundesrepublik, (Denmark)	Aaa	3.75%	01/04/15	EUR 2,630	3,225,951
Federal Republic of Argentina, (Argentina)	B3	3.00%	04/30/13	$2,820	2,271,228
Federal Republic of Brazil, (Brazil)(a)	Ba3	9.25%	10/22/10	5,325	5,958,675
Federal Republic of Brazil, (Brazil)	Ba3	11.25%	07/26/07	565	612,743
Government of Hungary, (Hungary)	A1	8.00%	02/12/15	HUF 674,920	3,379,533
Government of Japan, (Japan)	A2	1.30%	03/20/14	JPY 395,100	3,345,109
Government of New Zealand, (New Zealand)	Aaa	6.00%	04/15/15	NZD 5,275	3,681,391
Province of Quebec, (Canada)	A1	6.75%	11/09/15	NZD 4,640	3,202,961
Republic of Panama, (Panama)	Ba1	4.688%	07/17/14	$2,126	2,109,569
Republic of Panama, (Panama)	Ba1	9.375%	07/23/12	1,295	1,515,150
Republic of Peru, (Peru)	Ba3	5.00%	03/07/17	735	685,388
Republic of Peru, (Peru)	Ba3	5.00%	03/07/17	1,669	1,597,780
Republic of Peru, (Peru)	Ba3	8.375%	05/03/16	1,635	1,794,413
Republic of Philippines, (Philippines)(a)	B1	9.875%	01/15/19	1,920	2,277,600
Republic of Poland, (Poland)	A2	6.25%	10/24/15	PLN 28,725	9,617,539
Republic of Poland, (Poland)	A2	8.50%	05/12/07	PLN 16,920	5,473,384
Republic of Uruguay, (Uruguay)	B3	7.25%	02/15/11	$ 660	671,550
Russian Government International Bond (Russia), 144A(h)	Baa2	8.25%	03/31/10	2,650	2,812,313
United Kingdom Gilt, (Great Britain)	Aaa	5.00%	09/07/14	GBP 1,630	2,984,440
United Mexican States, (Mexico)(a)	Baa1	8.375%	01/14/11	$8,000	9,120,000
United Mexican States, (Mexico)	Baa1	10.00%	12/05/24	MXP 55,400	5,889,881

					78,521,819

Paper — 0.2%
Georgia-Pacific Corp.	Ba2	8.875%	05/15/31	1,400	1,403,500
Jefferson Smurfit Corp.	B2	8.25%	10/01/12	49	47,040
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	460	511,386

					1,961,926

Pipelines & Other — 1.5%
Atmos Energy Corp.(e)	Baa3	4.00%	10/15/09	5,300	5,082,822
Enterprise Products Operating LP(a)	Baa3	4.00%	10/15/07	4,000	3,916,416
Enterprise Products Operating LP	Baa3	5.60%	10/15/14	2,725	2,722,872
Oneok, Inc	Baa2	5.51%	02/16/08	6,000	6,023,712

					17,745,822

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Real Estate Investment Trusts — 0.3%
Equity One, Inc.	Baa3	3.875%	04/15/09	$1,450	$1,376,985
Post Apartment Homes LP	Baa3	5.45%	06/01/12	2,300	2,257,388

					3,634,373

Retailers — 1.1%
May Department Stores Co.	Baa1	6.65%	07/15/24	900	946,261
May Department Stores Co.	Baa1	6.70%	07/15/34	1,215	1,294,088
The Gap, Inc.	Baa3	6.90%	09/15/07	8,875	9,068,484
Wal-Mart Stores, Inc.	Aa2	5.25%	09/01/35	2,425	2,353,889

					13,662,722

Structured Notes — 2.6%
Dow Jones CDX HY, 144A(a)(h)	B3	8.25%	12/29/10	16,500	16,541,249
Dow Jones CDX HY, 144A(a)(h)	B3	8.75%	12/29/10	7,821	7,850,329
Preferred Term Securities X, Class A-1, 144A(g)(h)(i)	Aaa	4.68%	07/03/33	3,900	3,939,001
Trains HY, 144A(a)(h)	B1	zero	06/15/15	3,556	3,653,890

					31,984,469

Technology — 1.7%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,899,400
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,339,160
International Business Machines Corp.	A1	8.375%	11/01/19	575	746,644
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	2,031,260
Motorola, Inc.	Baa2	4.608%	11/16/07	2,870	2,852,068
Motorola, Inc.	Baa2	7.625%	11/15/10	146	162,299
Sanmina-SCI Corp.(a)	Ba2	10.375%	01/15/10	1,210	1,337,050
Seagate Technology International	Ba2	8.00%	05/15/09	1,030	1,081,500
Sun Microsystems, Inc.	Ba1	7.50%	08/15/06	5,835	5,915,278
SunGard Data Systems, Inc.	B2	3.75%	01/15/09	720	655,200
SunGard Data Systems, Inc.	B2	4.875%	01/15/14	2,350	2,044,500
SunGard Data Systems, Inc., 144A(a)(h)	B3	9.125%	08/15/13	940	972,900

					21,037,259

Telecommunications — 5.2%
ALLTEL LP, 144A(h)(i)	A2	8.00%	08/15/10	1,550	1,724,645
AT&T, Corp.(a)	A2	9.75%	11/15/31	2,475	3,108,907
AT&T, Corp.	A2	4.125%	09/15/09	4,150	4,007,335
BellSouth Corp.	A2	4.20%	09/15/09	2,750	2,671,309
Citizens Communications Co.	Ba3	7.60%	06/01/06	1,510	1,526,988
Citizens Communications Co.	Ba3	7.625%	08/15/08	903	941,378
New Cingular Wireless Services, Inc.	Baa2	8.125%	05/01/12	1,815	2,097,102
New Cingular Wireless Services, Inc.	Baa2	8.75%	03/01/31	2,375	3,146,443
LCI International, Inc.,(i)	NR	7.25%	06/15/07	6,675	6,708,374
Sprint Capital Corp.	Baa2	4.78%	08/17/06	6,665	6,659,648
Sprint Capital Corp.	Baa2	6.90%	05/01/19	2,800	3,083,889
Sprint Capital Corp.	Baa2	8.75%	03/15/32	2,215	2,939,482
Telecom Italia Capital, (Luxemburg)	Baa2	5.25%	10/01/15	1,910	1,855,147
Telecom de Puerto Rico, (Puerto Rico)(a)	Baa1	6.65%	05/15/06	6,800	6,837,970
Telecom de Puerto Rico, (Puerto Rico)	Baa1	6.80%	05/15/09	4,365	4,535,641
TELUS Corp., (Canada)	Baa2	7.50%	06/01/07	6,250	6,453,969
TELUS Corp., (Canada)	Baa2	8.00%	06/01/11	150	168,159
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	5,919,435

					64,385,821

Tobacco — 0.6%
Altria Group, Inc.	Baa2	7.65%	07/01/08	1,100	1,165,047
Altria Group, Inc.	Baa2	7.75%	01/15/27	980	1,163,427
RJ Reynolds Tobacco Holdings, Inc., 144A(a)(h)	Ba2	6.50%	07/15/10	5,600	5,572,000

					7,900,474

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government Agency Obligations — 0.8%
Fedederal Farm Credit Bank	Aaa	4.15%	05/15/13	$1,600	$1,539,285
Federal Home Loan Mortgage Corp.	Aaa	4.75%	01/18/11	1,105	1,104,428
Federal Home Loan Mortgage Corp.	Aaa	4.75%	11/17/15	4,695	4,659,703
Federal National Mortgage Association	Aaa	4.75%	12/15/10	1,130	1,130,012
Federal National Mortgage Association	Aaa	6.625%	11/15/30	170	209,615
Tennessee Valley Authority	Aaa	5.88%	04/01/36	1,315	1,493,919

					10,136,962

U.S. Government Mortgage-Backed Securities — 33.9%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	11/01/18-05/01/19	19,929	19,424,938
Federal Home Loan Mortgage Corp.	Aaa	5.00%	01/01/19-05/01/34	10,068	9,897,466
Federal Home Loan Mortgage Corp.	Aaa	5.00%	TBA	11,000	10,700,622
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-01/12/34	7,336	7,294,731
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-05/01/34	8,323	8,410,671
Federal Home Loan Mortgage Corp.	Aaa	6.00%	TBA	2,500	2,524,220
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32	4,155	4,265,414
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	8,829	9,197,757
Federal National Mortgage Association	Aaa	4.00%	05/01/2019	9,290	8,881,178
Federal National Mortgage Association	Aaa	4.50%	01/01/19-02/01/35	35,524	34,388,606
Federal National Mortgage Association	Aaa	4.50%	TBA	11,000	10,700,932
Federal National Mortgage Association	Aaa	5.00%	01/01/19-03/01/34	55,268	53,892,437
Federal National Mortgage Association	Aaa	5.00%	TBA	18,500	17,972,655
Federal National Mortgage Association	Aaa	5.50%	12/01/16-02/01/34	86,503	86,044,612
Federal National Mortgage Association	Aaa	5.50%	TBA	27,500	27,225,000
Federal National Mortgage Association	Aaa	6.00%	09/01/17-02/01/35	26,608	26,929,531
Federal National Mortgage Association	Aaa	6.00%	TBA	31,500	31,785,453
Federal National Mortgage Association	Aaa	6.50%	11/01/09-11/01/33	9,763	10,038,782
Federal National Mortgage Association	Aaa	7.00%	05/15/32-06/01/32	893	932,081
Federal National Mortgage Association	Aaa	9.00%	10/01/16-09/01/21	36	37,653
Government National Mortgage Association	Aaa	5.50%	05/15/33-06/20/35	12,485	12,555,076
Government National Mortgage Association	Aaa	6.00%	12/15/25-11/15/34	14,096	14,427,334
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	8,336	8,709,516
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	233	245,835

					416,482,500

U.S. Government Treasury Securities — 3.1%
United States Treasury Bonds(a)	Aaa	5.375%	02/15/31	5,710	6,413,935
United States Treasury Notes(a)	Aaa	4.375%	11/15/08	1,165	1,165,182
United States Treasury Notes(a)	Aaa	4.375%	12/15/10	11,755	11,764,180
United States Treasury Notes	Aaa	1.875%	07/15/15	2,949	2,900,220
United States Treasury Notes(a)	Aaa	4.50%	11/15/15	14,895	15,017,183
United States Treasury Strip Principal	Aaa	Zero	11/15/27	2,940	1,078,163

					38,338,863

TOTAL LONG-TERM BONDS (cost $1,207,245,864)					1,206,497,511

SHORT-TERM INVESTMENTS — 19.2%				Shares
Mutual Funds — 19.2%
Dryden Core Investment Fund — Dryden Short-Term Bond Series(d)				6,543,614	65,430,904
Dryden Core Investment Fund — Taxable Money Market Fund Series (includes $118,044,608 of cash collateral received for securities on loan) (Note 4)(c)(d)				170,734,742	170,734,742

TOTAL MUTUAL FUNDS (cost $236,170,881)					236,165,646

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

SHORT-TERM INVESTMENTS (Continued) OUTSTANDING OPTIONS PURCHASED	Contracts	Value (Note 2)
Call Options
90 Day Euro, expiring 9/18/06 @ $95.25 (cost $149,474)	129	$54,019

TOTAL SHORT-TERM INVESTMENT (cost $236,320,355)		236,219,665

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 117.2% (Cost $1,443,566,219; Note 6)		1,442,717,176

OUTSTANDING OPTIONS WRITTEN
Call Options
90 Day Euro, expiring 9/18/06 @ $95.75 (premium received $68,013)	(129)	(15,319)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 117.2% (Cost $ 1,443,498,206)		1,442,701,857
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (17.2%)		(212,055,874)

TOTAL NET ASSETS — 100.0%		$1,230,645,983

The following abbreviations are used in portfolio descriptions:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
MXP	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
NR	Not Rated by Moody’s or Standard & Poor’s
MTN	Medium Term Note
TBA	Securities purchased on a forward commitment basis

(a)	All or portion of security is on loan. The aggregate market value of such securities is $115,342,737; cash collateral of $118,044,608 (included in liabilities) was received with which the Portfolio purchased highly liquid short term investments.

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for future contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.

(i)	Indicates a security that has been deemed illiquid.

(j)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, interest rate swaps, credit default swaps and foreign currency contracts as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
592	Eurodollar Futures	Mar 2006	$141,015,657	$140,933,000	$(82,657)
515	U. S. Treasury 30 Yr. Bond	Mar 2006	57,690,876	58,806,563	1,115,687
52	Fed Funds	Apr 2006	20,659,834	20,660,819	985
53	U.S. Treasury 5 Yr. Notes	Mar 2006	5,605,642	5,636,219	30,577

					1,064,592

Short Positions:
1467	U.S. Treasury 2 Yr. Notes	Mar 2006	301,103,153	301,010,063	93,090
168	U.S. Treasury 10 Yr. Notes	Mar 2006	18,225,174	18,380,250	(155,076)

					(61,986)

					$1,002,606

Forward Foreign currency exchange contracts outstanding at December 31, 2005:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 01/19/06	$2,844,000	$2,763,902	$(80,098)
expiring 01/19/06	3,097,483	3,097,140	(343)
Canadian Dollar expiring 01/04/06	3,149,504	3,156,793	7,289
Euro Dollar expiring 01/24/06	2,921,200	2,899,397	(21,803)
Norwegian Krone expiring 01/23/06	5,597,796	5,507,541	(90,255)
New Zealand Dollar expiring 01/19/06	45,061	45,621	560
expiring 01/19/06	3,089,200	3,090,550	1,350

	20,744,244	20,560,944	(183,300)

Sold:
Australian Dollar expiring 01/04/06	3,098,752	3,098,747	5
expiring 01/19/06	6,229,264	6,051,737	177,527
expiring 01/19/06	3,073,800	3,039,115	34,685
Canadian Dollars expiring 01/12/06	3,150,180	3,157,554	(7,374)
Euro Dollar expiring 01/24/06	3,302,857	3,297,142	5,715
Hungarian Forint expiring 01/20/06	3,558,388	3,499,940	58,448
Mexican Peso expiring 01/12/06	3,269,563	3,233,709	35,854
Norwegian Krone expiring 01/23/06	5,593,874	5,507,541	86,333
New Zealand Dollar expiring 01/19/06	3,962,845	3,815,665	147,180
expiring 01/19/06	3,073,800	3,053,319	20,481
Polish Zloty expiring 01/20/06	10,715,994	10,589,602	126,392
expiring 01/20/06	3,342,902	3,324,259	18,643
expiring 01/20/06	1,475,400	1,475,154	246

	53,847,619	53,143,484	704,135

			$520,835

SEE NOTES TO FINANCIAL STATEMENTS.

B25

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.(a)	7/14/2010	$17,000	5.046%	3 month LIBOR	$143,253
Merrill Lynch Capital Services(b)	12/15/2015	6,100	5.090%	3 month LIBOR	93,742
Merrill Lynch Capital Services(b)	12/15/2025	6,100	5.25%	3 month LIBOR	177,567

					$414,562

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	9/20/2015	$4,000	0.57%	Dow Chemical Co., 6.00%, due 10/1/12	$23,685
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	1,855	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(6,894)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	3,295	0.60%	RPM International, Inc., 6.25%, due 12/15/13	5,849
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	5,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	219,064
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	4,000	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	46,044

					$287,748

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B26

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

U.S. Government Mortgage-Backed Securities	33.9%
Mutual Funds (including 9.6% of collateral received for securities on loan)	19.2
Commercial Mortgage-Backed Securities	8.7
Non-Corporate Sovereign	6.4
Telecommunications	5.2
Electric	4.3
Asset-Backed Securities	3.5
U.S. Government Treasury Securities	3.1
Banking	2.8
Structured Notes	2.6
Capital Goods	2.2
Chemicals	2.2
Health Care & Pharmaceutical	2.1
Automotive	2.0
Non-Captive Finance	1.8
Technology	1.7
Pipelines & Other	1.5
Building Materials & Construction	1.2
Energy — Other	1.2
Media & Entertainment	1.2
Non-Corporate Foreign Agency	1.2
Collateralized Mortgage Obligations	1.1
Foods	1.1
Retailers	1.1
Lodging	0.8
U.S. Government Agency Obligations	0.8
Insurance	0.7
Metals	0.7
Aerospace/Defense	0.6
Tobacco	0.6
Cable	0.4
Energy — Integrated	0.3
Gaming	0.3
Real Estate Investment Trusts	0.3
Airlines	0.2
Paper	0.2

117.2
Other liabilities in excess of other assets	(17.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B27

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.1%		Value (Note 2)
COMMON STOCKS	Shares
Air Freight & Logistics
United Parcel Service, Inc. (Class “B” Stock)	1,735	$130,385

Aerospace & Defense — 3.4%
Honeywell International, Inc.	1,107,600	41,258,100
Boeing Co.	815,857	57,305,796
Lockheed Martin Corp.	300,683	19,132,459
Raytheon Co.	700,265	28,115,640

		145,811,995

Beverages — 1.7%
PepsiCo, Inc.	1,223,223	72,268,015

Biotechnology — 2.6%
Amgen, Inc.*	730,067	57,573,084
Genetech, Inc.	281,513	26,039,952
Gilead Sciences, Inc.*	496,752	26,144,058

		109,757,094

Building & Building Products — 0.5%
American Standard Cos., Inc.	509,047	20,336,428

Building Materials — 0.6%
Masco Corp.	814,662	24,594,646

Business Services
Accenture Ltd. (Class “A” Stock)*	2,802	80,894

Capital Markets — 4.8%
Bank of New York Co., Inc. (The)	80,300	25,489,555
Goldman Sachs Group, Inc.	379,112	48,416,393
Mellon Financial Corp.	16,538	566,427
Merrill Lynch & Co., Inc.	1,109,249	75,129,435
Schwab, (Charles) Corp.	1,905,100	27,947,817
UBS AG	267,600	25,462,140

		203,011,767

Chemicals — 1.6%
Air Products & Chemicals, Inc.	900	53,271
Du Pont de Nemours & Co.	1,093,614	46,478,595
Ecolab, Inc.	555,628	20,152,628

		66,684,494

Clothing & Apparel
Cintas Corp.	844	34,756

Commercial Banks — 3.4%
Bank of America Corp.	1,376,948	63,546,150
Royal Bank of Scotland Group PLC (United Kingdom)	509,900	15,396,220
Wachovia Corp.	381,635	20,173,226
Wells Fargo & Co.	754,857	47,427,665

		146,543,261

Commercial Services & Supplies — 0.6%
Waste Management, Inc.	883,600	26,817,260

Communication Equipment — 1.1%
Cisco Systems, Inc.*	12,989	222,372
Corning, Inc.	2,475	48,658
Motorola, Inc.	396,262	8,951,558
Nokia Corp., ADR (Finland)	1,081,242	19,786,728

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Communication Equipment (cont’d.)
Nortel Networks Corp.* (Canada)	19,265	$58,951
QUALCOMM, Inc.	433,160	18,660,533

		47,728,800

Computer Networking — 0.5%
IBM Business Machines Corp.	269,650	22,165,230

Computers & Peripherals — 0.9%
Apple Computer, Inc.*	357,600	25,707,864
Dell, Inc.*	415,441	12,459,075
EMC Corp.*	8,140	110,867
Sun Microsystems Inc.	5,400	22,626

		38,300,432

Conglomerates
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	410	29,930

Consumer Finance — 1.4%
American Express Co.	1,185,846	61,023,635

Diversified — 0.4%
Textron, Inc.	230,585	17,750,433

Diversified Financial Services — 2.2%
Capital One Financial Corp.	345,575	29,857,680
Citigroup, Inc.	467,404	22,683,116
Freddie Mac	1,390	90,837
J.P. Morgan Chase & Co.	1,095,547	43,482,260

		96,113,893

Diversified Telecommunication Services
Verizon Communications Inc.	17,543	528,395

Electric Utilities — 0.8%
Exelon Corp.	626,600	33,297,524

Electronic Components — 0.1%
Dolby Laboratories, Inc. (Class “A” Stock)*	274,258	4,676,099

Energy Equipment & Services — 3.1%
BJ Services Co.	5,010	183,717
Cooper Cameron Corp.*	6,490	268,686
ENSCO International, Inc.	315,026	13,971,403
GlobalSantaFe Corp.	1,260,336	60,685,178
Halliburton Co.	488,500	30,267,460
Weatherford International, Inc. Ltd.*	697,200	25,238,640

		130,615,084

Energy Traders — 0.8%
TXU Corp.	717,200	35,996,268

Financial – Bank & Trust — 0.5%
Golden West Financial Corp.	333,657	22,021,362
PNC Financial Services Group, Inc.	1,986	122,794

		22,144,156

Financial – Brokerage
Ameriprise Financial, Inc.	177	7,257

Food & Staples Retailing — 2.4%
Kroger Co. (The)*	1,645,700	31,070,816
Wal-Mart Stores, Inc.	1,010,792	47,305,066
Whole Foods Market, Inc.	334,000	25,848,260

		104,224,142

SEE NOTES TO FINANCIAL STATEMENTS.

B28

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Food Products — 2.3%
Cadbury Schweppes PLC, ADR (United Kingdom)	686,800	$26,297,572
Kellogg Co.	611,215	26,416,712
McCormick & Co., Inc.	617,523	19,093,811
Sara Lee Corp.	1,397,055	26,404,340

		98,212,435

Food
General Mills, Inc.	792	39,061

Health Care Equipment & Supplies — 0.9%
Alcon, Inc.	87,400	11,327,040
Medtronic, Inc.	1,486	85,549
St. Jude Medical, Inc.*	561,630	28,193,826

		39,606,415

Health Care Providers & Services — 3.7%
Caremark Rx, Inc.*	430,600	22,300,774
Coventry Health Care, Inc.*	375,623	21,395,486
Tenet Healthcare Corp.*	2,352	18,016
UnitedHealth Group, Inc.	1,390,847	86,427,233
Wellpoint, Inc.*	362,806	28,948,291

		159,089,800

Hotels & Motels — 0.5%
Station Casinos, Inc.	286,478	19,423,208

Hotels, Restaurants & Leisure — 1.2%
GTECH Holdings Corp.	831,700	26,398,158
McDonald’s Corp.	816,961	27,547,925
Outback Steakhouse, Inc.	560	23,301

		53,969,384

Household Durables — 0.4%
Newell Rubbermaid, Inc.	785,708	18,684,136

Household Products — 2.2%
Kimberly-Clark Corp.	345,964	20,636,753
Procter & Gamble Co.	1,254,459	72,608,087

		93,244,840

Industrial Conglomerates — 3.8%
General Electric Co.	3,771,026	132,174,461
Tyco International Ltd.	1,118,208	32,271,483

		164,445,944

Insurance — 4.3%
AFLAC, Inc.	400,970	18,613,027
Allstate Corp. (The)	2,922	157,993
American International Group, Inc.	1,100,528	75,089,025
Axis Capital Holdings Ltd.	811,700	25,389,976
Berkshire Hathaway, Inc. (Class “A” Stock)*	218	19,319,160
Chubb Corp.	198,832	19,415,945
Conseco, Inc.	2,165	50,163
Hartford Financial Service Group, Inc.	614	52,737
Loews Corp.	256,700	24,347,995

		182,436,021

Internet & Catalog Retail — 0.9%
eBay, Inc.*	869,571	37,608,946

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Internet Software & Services — 2.4%
Google, Inc. (Class “A” Stock)*	122,400	$50,778,864
Oracle Corp.*	10,373	126,654
Yahoo!, Inc.*	1,360,125	53,289,698

		104,195,216

Leisure Equipment & Products
Mattel, Inc.	2,812	44,486

Media — 2.1%
Comcast Corp. (Class “A” Stock)	2,900	75,284
Comcast Corp. (Special Class “A” Stock)*	1,045	26,846
EchoStar Communications Corp. (Class “A” Stock)	610,019	16,574,216
News Corp., Inc. (Class “A” Stock)	213,426	3,318,774
News Corp., Inc. (Class “B” Stock)	1,381,038	22,939,041
Time Warner, Inc.*	1,437,006	25,061,385
Univision Communications, Inc. (Class “A” Stock)*	1,102	32,388
Viacom, Inc. (Class “B” Stock)	709,839	23,140,751

		91,168,685

Metals & Mining — 6.2%
Barrick Gold Corp. (Canada)	1,746,706	48,680,696
Companhia Vale Do Rio Doce, ADR (Brazil)	1,203,700	49,520,218
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	967,600	52,056,880
Inco Ltd.	575,400	25,070,178
Newcrest Mining Ltd., ADR (Australia)	2,045,600	36,463,434
Phelps Dodge Corp.	238,100	34,255,447
Placer Dome, Inc. (Canada)	926,547	21,245,723

		267,292,576

Multi-Utilities — 1.2%
Sempra Energy	1,184,346	53,106,075

Multiline Retail — 1.6%
Federated Department Stores, Inc.	373,500	24,774,255
J. C. Penney Co., Inc.	1,300	72,280
Kohl’s Corp.*	530	25,758
Staples, Inc.	802,841	18,232,519
Target Corp.	497,713	27,359,284

		70,464,096

Office Electronics — 0.8%
Xerox Corp.*	2,246,100	32,905,365

Oil & Gas — 3.7%
Burlington Resources, Inc.	254,625	21,948,675
Exxon Mobil Corp.	798,528	44,853,318
Suncor Energy, Inc. (Canada)	788,491	49,746,213
Total SA, ADR (France)	338,663	42,807,003

		159,355,209

Oil, Gas & Consumable Fuels — 3.4%
Apache Corp.	546,210	37,426,309
Nexen, Inc.	1,436,331	68,412,446
Occidental Petroleum Corp.	509,800	40,722,824

		146,561,579

SEE NOTES TO FINANCIAL STATEMENTS.

B29

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Pharmaceuticals — 5.6%
Abbott Laboratories	3,655	$144,117
Eli Lilly & Co.	1,697	96,033
Johnson & Johnson	2,172	130,537
MedImmune, Inc.*	1,986	69,550
Merck & Co., Inc.	4,000	127,240
Novartis AG, ADR (Switzerland)	836,000	43,873,280
Pfizer, Inc.	2,648,875	61,771,765
Roche Hldgs Ltd., ADR (Switzerland)	397,800	29,775,767
Sanofi-Aventis, ADR (France)	1,178,122	51,719,556
Sepracor, Inc.*	309,515	15,970,974
Teva Pharmaceutical Industries Ltd., ADR (Israel)	848,412	36,490,200
Wyeth	6,609	304,477

		240,473,496

Retail & Merchandising — 1.5%
Best Buy Co., Inc.	897,089	39,005,430
Chico’s FAS, Inc.*	529,900	23,278,507
CVS Corp.	1,060	28,005
TJX Cos., Inc.	1,310	30,431

		62,342,373

Semiconductors & Semiconductor Equipment — 4.0%
Analog Devices, Inc.	1,080	38,740
Applied Materials, Inc.*	555,528	9,966,172
ASML Holding NV* (Netherlands)	788,116	15,825,369
Fisher Scientific International, Inc.*	275	17,011
Intel Corp.	2,197,762	54,856,140
KLA-Tencor Corp.*	552	27,230
Marvell Technology Group Ltd.*	581,005	32,588,570
Maxim Integrated Products, Inc.	671,300	24,327,912
Texas Instruments, Inc.	1,105,755	35,461,563
Xilinx, Inc.	1,070	26,975

		173,135,682

Software — 6.4%
Adobe Systems, Inc.	1,513,013	55,920,961
Cognos, Inc.* (Canada)	284,375	9,870,656
Computer Associates International, Inc.	1,036,100	29,207,659
Electronic Arts, Inc.*	783,809	41,001,049
Mercury Interactive Corp.*	922	25,622
Microsoft Corp.	3,719,595	97,267,409
NAVTEQ Corp.*	378,000	16,582,860
SAP AG, ADR (Germany)	500,300	22,548,521
Symantec Corp.*	13,210	231,175

		272,655,912

Specialty Retail — 0.5%
Bed Bath & Beyond, Inc.*	138,469	5,005,654
Home Depot, Inc.	1,445	58,494
Lowe's Cos., Inc.	246,292	16,417,825

		21,481,973

Supplies — 0.5%
Paychex, Inc.	547,510	20,871,081

Technology
Seagate Technology, Inc.	350	—

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Telecommunications — 0.9%
ADC Telecommunications, Inc.	893,211	$19,954,334
Alltel Corp.	281,748	17,778,299
Comverse Technology, Inc.*	25,703	683,443

		38,416,076

Textiles, Apparels & Luxury — 0.6%
Coach, Inc.*	710,500	23,688,070

Tobacco — 1.5%
Altria Group, Inc.*	837,700	62,592,944

Transportation
Expeditors International of Washington, Inc.	283	19,105
FedEx Corp.	250	25,848

		44,953

Wireless Telecommunications Services — 1.6%
Sprint Nextel Corp.	2,872,508	67,101,787

TOTAL LONG-TERM INVESTMENTS (cost $3,502,883,700)		4,205,330,097

SHORT-TERM INVESTMENTS — 15.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $672,787,774; includes $596,781,337 of cash collateral received for securities on loan) (Note 4) (b)(c)	672,787,774	672,787,774

TOTAL INVESTMENTS — 113.8% (cost $4,175,671,474; Note 6)		4,878,117,871
OTHER ASSETS IN EXCESS OF LIABILITIES — (13.8)%		(592,177,177)

NET ASSETS — 100.0%		$4,285,940,694

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security on loan. The aggregate market value of such securities is $573,434,139; cash collateral of $596,781,337 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral for securities on loan.

(c)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B30

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Mutual Fund (including 13.9% of collateral received for securities on loan)	15.7%
Software	6.4
Metals & Mining	6.2
Pharmaceuticals	5.6
Capital Markets	4.8
Insurance	4.3
Semiconductors & Semiconductor Equipment	4.0
Industrial Conglomerates	3.8
Health Care Providers & Services	3.7
Oil & Gas	3.7
Aerospace/Defense	3.4
Commercial Banks	3.4
Oil, Gas & Consumable Fuels	3.4
Energy Equipment & Services	3.1
Biotechnology	2.6
Food & Staples Retailing	2.4
Internet Software & Services	2.4
Food Products	2.3
Diversified Financial Services	2.2
Household Products	2.2
Media	2.1
Beverages	1.7
Chemicals	1.6
Multiline Retail	1.6
Wireless Telecommunications Services	1.6
Retail & Merchandising	1.5
Tobacco	1.5
Consumer Finance	1.4
Multi-Utilities	1.2
Hotels, Restaurants & Leisure	1.2
Communication Equipment	1.1
Computers & Peripherals	0.9
Health Care Equipment & Supplies	0.9
Internet & Catalog Retail	0.9
Telecommunications	0.9
Electric Utilities	0.8
Energy Traders	0.8
Office Electronics	0.8
Building Materials	0.6
Commercial Services & Supplies	0.6
Textiles, Apparels & Luxury	0.6
Building & Building Products	0.5
Computer Networking	0.5
Financial — Bank & Trust	0.5
Hotels & Motels	0.5
Specialty Retail	0.5
Supplies	0.5
Diversified	0.4
Household Durables	0.4
Electronic Components	0.1

113.8
Liabilities in excess of other assets	(13.8)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B31

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.8%		Value (Note 2)
COMMON STOCKS — 69.4%	Shares
Aerospace/Defense — 1.9%
Armor Holdings, Inc.(a)	68,900	$2,938,585
General Dynamics Corp.	129,900	14,815,095
Honeywell International, Inc.	40,200	1,497,450
Lockheed Martin Corp.	347,300	22,098,699
Northrop Grumman Corp.	319,100	19,181,101
Raytheon Co.	126,400	5,074,960
Rockwell Collins, Inc.	6,100	283,467
United Technologies Corp.	4,900	273,959

		66,163,316

Apparel — 0.3%
Liz Claiborne, Inc.(b)	76,700	2,747,394
The Gap, Inc.	166,400	2,935,296
V.F. Corp.	62,000	3,431,080

		9,113,770

Autos – Cars & Trucks — 1.0%
AutoNation, Inc.(a)(b)	67,100	1,458,083
Ford Motor Co.(b)	563,000	4,346,360
General Motors Corp.(b)	133,200	2,586,744
Harley-Davidson, Inc.(b)	297,100	15,297,679
PACCAR, Inc.	184,800	12,793,704

		36,482,570

Banks & Savings & Loans — 4.1%
AmSouth Bancorporation(b)	62,600	1,640,746
Bank of America Corp.(b)	966,882	44,621,605
Bank of New York Co., Inc. (The)	12,000	382,200
BB&T Corp.(b)	201,200	8,432,292
Comerica, Inc.	163,700	9,291,612
First BanCorp. (Puerto Rico)	135,000	1,675,350
Huntington Bancshares, Inc.	47,400	1,125,750
KeyCorp.	268,500	8,841,705
National City Corp.(b)	237,900	7,986,303
North Fork Bancorporation, Inc.	76,700	2,098,512
Popular, Inc.	13,300	281,295
Sovereign Bancorp, Inc.	70,600	1,526,372
SunTrust Banks, Inc.	55,400	4,030,904
SVB Financial Group(a)(b)	11,100	519,924
TD Banknorth, Inc.(b)	54,200	1,574,510
U.S. Bancorp	837,432	25,030,842
Wachovia Corp.(b)	270,400	14,293,344
Wells Fargo & Co.	188,200	11,824,606
Zions Bancorporation	13,900	1,050,284

		146,228,156

Biotechnology — 0.3%
Biogen Idec, Inc.(a)	195,400	8,857,482

Chemicals — 0.6%
Chemtura Corp.	69,400	881,380
Eastman Chemical Co.	105,100	5,422,109
Lyondell Chemical Co.	48,200	1,148,124
Neurocrine Biosciences, Inc.(a)	31,700	1,988,541
Rohm and Haas Co.	18,900	915,138
The Dow Chemical Co.	266,600	11,682,412

		22,037,704

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services — 0.1%
Aramark Corp., (Class “B” Stock)	900	$25,002
Convergys Corp.(a)	4,200	66,570
Corporate Executive Board Co.	5,500	493,350
Moody’s Corp.(b)	12,100	743,182
Robert Half International, Inc.	66,400	2,515,896

		3,844,000

Computers — 1.7%
Dell, Inc.(a)	173,000	5,188,270
Hewlett-Packard Co.	533,365	15,270,240
International Business Machines Corp.	498,600	40,984,920

		61,443,430

Computer Services — 3.5%
Black Box Corp.	19,400	919,172
Cisco Systems, Inc.(a)	1,009,000	17,274,080
Computer Sciences Corp.(a)	144,500	7,317,480
Digital Insight Corp.(a)(b)	83,600	2,676,872
EMC Corp.(a)	813,700	11,082,594
Komag, Inc.(a)	5,700	197,562
Lexmark International, Inc.(a)	105,300	4,720,599
Microsoft Corp.	1,706,900	44,635,435
MicroStrategy, Inc., (Class “A” Stock)(a)	64,300	5,320,182
Network Appliance, Inc.(a)	117,900	3,183,300
Oracle Corp.(a)	2,094,100	25,568,961
Synaptics, Inc.(a)	80,900	1,999,848

		124,896,085

Construction — 0.6%
Eagle Materials, Inc.	21,400	2,618,504
Martin Marietta Materials, Inc.	80,700	6,191,304
Masco Corp.	222,200	6,708,218
Standard Pacific Corp.	118,800	4,371,840
USG Corp.(a)	30,800	2,002,000

		21,891,866

Consumer Products — 0.4%
Coach, Inc.(a)	398,100	13,272,654

Containers & Packaging — 0.2%
Ball Corp.	96,300	3,825,036
Egl, Inc.(a)	44,500	1,671,865

		5,496,901

Cosmetics & Soaps — 0.8%
Procter & Gamble Co.	514,505	29,779,549

Data Processing/Management
Alliance Data Systems Corp.(a)(b)	11,500	409,400

Distribution/Wholesaler — 0.3%
CDW Corp.(b)	138,200	7,956,174
Fastenal Co.(b)	67,400	2,641,406
The Sherwin-Williams Co.	3,800	172,596

		10,770,176

Diversified Operations — 3.7%
3M Co.	319,200	24,738,000
Cendant Corp.	80,300	1,385,175

SEE NOTES TO FINANCIAL STATEMENTS.

B32

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Operations (cont’d.)
Chemed Corp.	22,500	$1,117,800
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	56,600	4,131,800
Eaton Corp.	137,200	9,204,748
General Electric Co.	1,961,200	68,740,060
Illinois Tool Works, Inc.	42,200	3,713,178
Ingersoll-Rand Co. (Class “A” Stock)	410,800	16,583,996

		129,614,757

Drugs & Medical Supplies — 6.7%
Abbott Laboratories	233,700	9,214,791
Allergan, Inc.(b)	154,700	16,701,412
American Medical Systems Holdings, Inc.(a)	33,300	593,739
Amgen, Inc.(a)	356,308	28,098,449
Bausch & Lomb, Inc.(b)	64,200	4,359,180
Baxter International, Inc.	461,400	17,371,710
Becton, Dickinson & Co.	192,400	11,559,392
C.R. Bard, Inc.	69,100	4,555,072
Dade Behring Holdings, Inc.	27,800	1,136,742
Hospira, Inc.(a)	12,920	552,718
Johnson & Johnson (b)	776,998	46,697,579
Laboratory Corp. of America Holdings(a)(b)	80,300	4,324,155
Lilly (Eli) & Co.	23,500	1,329,865
Medtronic, Inc.	195,800	11,272,206
Merck & Co., Inc.(b)	778,500	24,764,085
Palomar Medical Technologies, Inc.(a)	34,500	1,208,880
Pfizer, Inc.	1,967,565	45,883,616
Quest Diagnostics, Inc.	126,900	6,532,812
Techne Corp.(a)	3,100	174,065
Thoratec Corp.(a)(b)	70,700	1,462,783

		237,793,251

Education — 0.1%
Barnes & Noble, Inc.	12,000	512,040
Career Education Corp.(a)	61,300	2,067,036
Strayer Education, Inc.	23,600	2,211,320

		4,790,396

Electronics — 0.7%
Emerson Electric Co.	90,100	6,730,470
Jabil Circuit, Inc.(a)	27,400	1,016,266
National Instruments Corp.	21,300	682,665
Rockwell Automation, Inc.	85,800	5,075,928
Synopsys, Inc.(a)	146,000	2,928,760
Tech Data Corp.(a)	47,300	1,876,864
Thomas & Betts Corp.(a)	36,700	1,539,932
Waters Corp.(a)(b)	135,400	5,118,120

		24,969,005

Energy Equipment & Services — 0.1%
Rowan Cos., Inc.	125,000	4,455,000

Financial Services — 6.9%
American Express Co.	25,500	1,312,230
AmeriCredit Corp.,(a)(b)	197,000	5,049,110
Ameriprise Financial, Inc.	12,020	492,820
Bear, Stearns & Co., Inc.	87,400	10,097,322

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
Capital One Financial Corp.	69,900	$6,039,360
CIT Group, Inc.	203,000	10,511,340
Citigroup, Inc.	957,362	46,460,777
Compucredit Corp.(a)	22,000	846,560
Countrywide Credit Industries, Inc.	411,900	14,082,861
Fannie Mae	15,000	732,150
First Marblehead Corp.(b)	24,500	805,070
Fiserv, Inc.(a)(b)	321,100	13,893,997
Friedman, Billings, Ramsey Group, Inc.	138,600	1,372,140
Goldman Sachs Group, Inc.	205,500	26,244,405
J.P. Morgan Chase & Co.	679,994	26,988,961
Lehman Brothers Holdings, Inc.	183,700	23,544,829
Merrill Lynch & Co., Inc.	317,900	21,531,367
Morgan Stanley	268,390	15,228,449
PNC Financial Services Corp.	13,700	847,071
R. R. Donnelley & Sons Co.	133,200	4,556,772
SEI Investments Co.	11,200	414,400
Washington Mutual, Inc.	296,212	12,885,222

		243,937,213

Food & Beverage — 2.9%
Anheuser-Busch Cos, Inc.(b)	208,100	8,939,976
Archer-Daniels-Midland Co.	244,900	6,039,234
Chiquita Brands International, Inc.	64,700	1,294,647
Coca-Cola Co.	691,800	27,886,458
Coca-Cola Enterprises, Inc.(b)	312,600	5,992,542
ConAgra Foods, Inc.	16,500	334,620
Molson Coors Brewing Co.	8,500	569,415
Pepsi Bottling Group, Inc.	232,900	6,663,269
PepsiCo, Inc.	267,820	15,822,806
Pilgrim’s Pride Corp.	137,700	4,566,132
Sanderson Farms, Inc.(b)	44,100	1,346,373
Sara Lee Corp.(b)	25,600	483,840
Smithfield Foods, Inc.(a)	81,100	2,481,660
SUPERVALU, Inc.(b)	142,800	4,638,144
The Kroger Co.(a)	473,000	8,930,240
Tyson Foods, Inc., (Class “A” Stock)	105,043	1,796,235
Whole Foods Market, Inc.	52,000	4,024,280

		101,809,871

Forest Products
Louisiana-Pacific Corp.	48,900	1,343,283

Gas Pipelines — 0.1%
Sempra Energy	41,173	1,846,197

Healthcare — 0.4%
Aetna, Inc.	25,200	2,376,612
Boston Scientific Corp.(a)	18,900	462,861
Cytyc Corp.(a)	88,100	2,487,063
Dentsply International, Inc.	14,900	799,981
Digene Corp.(a)	17,000	495,890
Respironics, Inc.(a)	30,100	1,115,807
UnitedHealth Group, Inc.	122,000	7,581,080

		15,319,294

Healthcare Equipment & Supplies
St. Jude Medical, Inc.(a)	6,200	311,240

SEE NOTES TO FINANCIAL STATEMENTS.

B33

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services — 0.1%
Cardinal Health, Inc.	29,000	$1,993,750

Hospital Management — 0.6%
Caremark Rx, Inc.(a)	308,900	15,997,931
Universal Health Services, Inc.	5,300	247,722
WellPoint, Inc.(a)	71,800	5,728,922

		21,974,575

Household & Personal Care Products — 0.9%
Chattem, Inc.(a)	19,600	713,244
Kimberly-Clark Corp.	314,800	18,777,820
Parlux Fragrances, Inc.(a)(b)	52,300	1,596,719
Pulte Homes, Inc.(b)	232,400	9,147,264
The Clorox Co.	7,200	409,608
USANA Health Sciences, Inc.(a)(b)	44,600	1,710,856

		32,355,511

Insurance — 4.0%
Allstate Corp.	371,500	20,087,005
American Financial Group, Inc.	44,000	1,685,640
American International Group, Inc.	364,835	24,892,692
Assurant, Inc.	110,100	4,788,249
CIGNA Corp.	112,500	12,566,250
Fidelity National Financial, Inc.	17,600	647,504
LandAmerica Financial Group, Inc.	30,000	1,872,000
Lincoln National Corp.	47,400	2,513,622
Loews Corp.	42,000	3,983,700
MBIA, Inc.(b)	143,600	8,638,976
MetLife, Inc.	219,400	10,750,600
MGIC Investment Corp.	166,900	10,985,358
PMI Group, Inc.	24,600	1,010,322
Principal Financial Group, Inc.	116,800	5,539,824
Radian Group, Inc.	5,400	316,386
SAFECO Corp.	35,100	1,983,150
The Hartford Financial Services Group, Inc.(b)	133,000	11,423,370
The St. Paul Travelers Cos., Inc.	427,200	19,083,024

		142,767,672

Internet Software & Services — 0.1%
EarthLink, Inc.(a)(b)	74,100	823,251
Internet Security Systems, Inc.(a)	35,100	735,345
Overstock.com, Inc.(a)(b)	66,400	1,869,160

		3,427,756

Leisure — 0.6%
Brunswick Corp.	52,900	2,150,914
Marriott International, Inc.	35,300	2,364,041
Polaris Industries, Inc.(b)	25,400	1,275,080
Sabre Holdings Corp., (Class “A” Stock)	101,800	2,454,398
Starbucks Corp.(a)	437,700	13,135,377

		21,379,810

Machinery — 0.2%
Deere & Co.	58,500	3,984,435
Dover Corp.	27,000	1,093,230
Kyphon, Inc.(a)	36,000	1,469,880
Navistar International Corp.(a)	35,200	1,007,424
W.W. Grainger, Inc.	13,200	938,520

		8,493,489

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Manufacturing — 0.1%
JAKKS Pacific, Inc.(a)	21,500	$450,210
Parker Hannifin Corp.	26,200	1,728,152
Wellman, Inc.	9,400	63,732

		2,242,094

Media — 1.5%
Comcast Corp. (Special Class “A” Stock)(a)(b)	860,882	22,348,497
Entercom Communications Corp.(a)	13,900	412,413
Gannett Co., Inc.	210,100	12,725,757
Harman International Industries, Inc.	112,400	10,998,340
Meredith Corp.	3,600	188,424
Time Warner, Inc.	357,550	6,235,672

		52,909,103

Media & Entertainment — 1.0%
The DIRECTV Group, Inc.(a)	9,700	136,964
Tribune Co.	103,600	3,134,936
Univision Communications, Inc.(a)	183,800	5,401,882
Viacom, Inc. (Class “B” Stock)	774,038	25,233,639

		33,907,421

Metals – Non Ferrous — 0.1%
Phelps Dodge Corp.	16,500	2,373,855

Metal – Steel — 0.2%
Nucor Corp.	68,900	4,597,008
Reliance Steel & Aluminum Co.	19,400	1,185,728
United States Steel Corp.	43,600	2,095,852

		7,878,588

Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc.	254,100	13,670,580
Quanex Corp.	34,300	1,713,971

		15,384,551

Miscellaneous Consumer Growth — 0.1%
Energizer Holdings, Inc.(a)(b)	74,300	3,699,397

Multi-Utilities
Centerpoint Energy, Inc.	30,300	389,355
Dominion Resources, Inc.(b)	4,300	331,960

		721,315

Office Equipment & Supplies — 0.3%
Herman Miller, Inc.	74,100	2,088,879
Pitney Bowes, Inc.	19,600	828,100
Xerox Corp.(a)	554,900	8,129,285

		11,046,264

Oil & Gas Exploration & Production — 0.6%
Occidental Petroleum Corp.	47,500	3,794,300
Valero Energy Corp.	308,800	15,934,080

		19,728,380

Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp.(b)	35,600	3,373,100
Apache Corp.	106,800	7,317,936
ChevronTexaco Corp.	736,256	41,797,253
Conoco, Inc. (Class “B” Stock)	582,334	33,880,192
Devon Energy Corp.	227,324	14,216,843
Diamond Offshore Drilling, Inc.(b)	30,400	2,114,624
Energen Corp.	14,300	519,376
Exxon Mobil Corp.	1,185,916	66,612,902

SEE NOTES TO FINANCIAL STATEMENTS.

B34

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
Helmerich & Payne, Inc	26,300	$1,628,233
Marathon Oil Corp.	107,100	6,529,887
Nabors Industries Ltd.(a)	52,300	3,961,725
ONEOK, Inc.	74,000	1,970,620
Parker Drilling Company(a)	36,400	394,212
Pogo Producing Co.	19,200	956,352
Schlumberger Ltd.	181,700	17,652,155
Tesoro Petroleum Corp.	19,100	1,175,605
Tidewater, Inc.(b)	175,400	7,798,284
Transocean, Inc.(a)	126,100	8,787,909
Unit Corp.(a)	65,700	3,615,471

		224,302,679

Pharmaceuticals — 0.9%
Alkermes, Inc.(a)	35,000	669,200
Bristol-Myers Squibb Co.	177,400	4,076,652
King Pharmaceuticals, Inc.(a)	39,500	668,340
Sepracor, Inc.(a)(b)	23,100	1,191,960
Wyeth	562,300	25,905,161

		32,511,313

Real Estate Investment Trusts — 0.1%
American Home Mortgage Investment Corp.(b)	91,600	2,983,412
RealNetworks, Inc.(a)	63,000	488,880
Thornburg Mortgage, Inc.(b)	12,600	330,120

		3,802,412

Restaurants — 0.6%
Brinker International, Inc.	5,500	212,630
CEC Entertainment, Inc.(a)	12,650	430,606
Darden Restaurants, Inc.	143,200	5,567,616
Jack in the Box, Inc.(a)	45,300	1,582,329
McDonald’s Corp.	196,000	6,609,120
Yum! Brands, Inc.	179,700	8,424,336

		22,826,637

Retail — 3.0%
American Eagle Outfitters, Inc.	270,800	6,222,984
Bed Bath & Beyond, Inc.(a)	219,300	7,927,695
BJ’s Wholesale Club, Inc.(a)(b)	92,200	2,725,432
Blue Nile Inc.(a)(b)	6,700	270,077
Carter’s, Inc.(a)	7,000	411,950
Costco Wholesale Corp.	11,800	583,746
Dollar General Corp.(b)	271,700	5,181,319
Federated Department Stores, Inc.	105,100	6,971,283
Home Depot, Inc.	603,550	24,431,704
J.C. Penney Co., Inc.	399,400	22,206,640
Jones Apparel Group, Inc.	101,500	3,118,080
Lowe’s Cos., Inc. (The)	14,400	959,904
MSC Industrial Direct Co.	5,100	205,122
Pacific Sunwear of California, Inc.(a)	61,900	1,542,548
Rent-A-Center, Inc.(a)	9,900	186,714
Safeway, Inc.	225,700	5,340,062
Select Comfort Corp.(a)(b)	77,800	2,127,830
Too, Inc.(a)	29,200	823,732
Wal-Mart Stores, Inc.	316,500	14,812,200

		106,049,022

Road & Rail
Landstar System, Inc.	9,300	388,182

Semiconductors — 2.8%
Cymer, Inc.(a)	110,400	3,920,304
Emulex Corp.(a)	175,100	3,465,229
Freescale Semiconductor, Inc.(a)	60,000	1,510,200
Intel Corp.	2,032,600	50,733,696

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors (cont’d.)
Lam Research Corp.(a)	20,400	$727,872
LSI Logic Corp.(a)	311,800	2,494,400
Micrel, Inc.(a)	184,300	2,137,880
National Semiconductor Corp.	284,100	7,380,918
NVIDIA Corp.(a)	26,000	950,560
QLogic Corp.(a)	10,900	354,359
Texas Instruments, Inc.	824,700	26,448,129

		100,123,547

Software — 0.2%
BMC Software, Inc.(a)	46,000	942,540
Cadence Design System, Inc.(a)	35,100	593,892
Electronic Arts, Inc.(a)	10,000	523,100
Intuit, Inc.(a)(b)	32,400	1,726,920
SERENA Software, Inc.(a)(b)	58,400	1,368,896

		5,155,348

Telecommunications — 3.2%
ALLTEL Corp.	7,800	492,180
AT&T Inc.	821,513	20,118,844
Avocent Corp.(a)	61,000	1,658,590
BellSouth Corp.	29,100	788,610
CenturyTel, Inc.(b)	175,600	5,822,896
Crown Castle International Corp.(a)	70,600	1,899,846
Harris Corp.	75,700	3,255,857
Motorola, Inc.	1,018,600	23,010,174
QUALCOMM, Inc.	667,800	28,768,824
Sprint Nextel Corp.	135,200	3,158,272
Verizon Communications, Inc.(b)	802,588	24,173,951

		113,148,044

Tobacco — 1.0%
Altria Group, Inc.	293,000	21,892,960
Reynolds American, Inc.(b)	129,900	12,383,367
UST, Inc.	24,900	1,016,667

		35,292,994

Trucking & Shipping — 1.3%
CNF, Inc.	51,800	2,895,102
FedEx Corp.	155,200	16,046,128
OMI Corp.	6,100	110,715
Overseas Shipholding Group, Inc.	2,400	120,936
Ryder System, Inc.	19,800	812,196
Swift Transportation Co., Inc.(a)	61,900	1,256,570
United Parcel Service, Inc. (Class “B” Stock)	306,200	23,010,930

		44,252,577

Utilities – Electric — 1.8%
Alliant Energy Corp.	89,200	2,501,168
American Electric Power Co., Inc.	211,000	7,825,990
DTE Energy Co.	85,800	3,705,702
Duke Energy Corp.(b)	595,200	16,338,240
Edison International	72,000	3,139,920
FirstEnergy Corp.	47,400	2,322,126
NiSource, Inc.	96,100	2,004,646
Pepco Holdings, Inc.	35,000	782,950
Pinnacle West Capital Corp.	98,600	4,077,110
PPL Corp.	86,900	2,554,860
Progress Energy, Inc.	13,000	570,960
TXU Corp.	339,500	17,039,505

		62,863,177

TOTAL COMMON STOCKS (cost $2,233,227,690)		2,459,876,029

SEE NOTES TO FINANCIAL STATEMENTS.

B35

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 25.4%
Aerospace/Defense — 0.3%
BAE Systems Holdings, Inc.,(h)
Notes, 144A
4.75%	08/15/10	Baa2	$1,450	$1,424,035
5.20%	08/15/15	Baa2	1,060	1,038,744
Boeing Capital Corp.,
Sr. Notes
6.10%	03/01/11	A3	925	974,602
Goodrich Corp.,
Notes
7.625%	12/15/12	Baa3	970	1,100,215
Lockheed Martin Corp.,
Bonds
8.50%	12/01/29	Baa2	120	163,556
Northrop Grumman Corp.
Notes
7.125%	02/15/11	Baa2	3,500	3,813,925
Raytheon Co.,
Notes
4.50%	11/15/07	Baa3	177	175,475
5.50%	11/15/12	Baa3	595	608,537
6.55%	03/15/10	Baa3	870	916,739
8.30%	03/01/10	Baa3	530	593,647

				10,809,475

Airlines
Continental Airlines, Inc.,
Pass-thru Certs.
6.648%	09/15/17	Baa3	423	413,295
Southwest Airlines Co.,
Notes
6.50%	03/01/12	Baa1	1,005	1,057,131

				1,470,426

Asset Backed Securities — 0.9%
American Express Credit Account Master Trust,(g)(h)
Ser. 2004-4, Class C, 144A
4.839%	03/15/12	Baa2	1,170	1,175,301
Ser. 2004-C, Class C, 144A
4.869%	02/15/12	Baa2	1,091	1,093,442
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,802,066
CDC Mortgage Capital Trust,
Ser. 2002-HE3, Class M1
5.48%	03/25/33	Aa2	1,261	1,270,530
Centex Home Equity,(g)
Ser. 2005-A, Class M2
4.88%	01/25/35	Aa2	1,790	1,790,619
Chase Issuance Trust,
Ser. 2005-A4, Class A4
4.23%	01/15/13	Aaa	3,200	3,125,646
Citibank Credit Card Issurance Trust,
Ser. 2003-C3, Class C3
4.45%	04/07/10	Baa2	1,300	1,283,357
Credit-Based Asset Servicing And Securitization,
Ser. 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,400	1,394,408

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Asset Backed Securities (cont’d.)
Equity One ABS, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	$1,280	$1,280,812
First Franklin Mortgage Loan Trust,(g)
Ser. 2005-FFH1, Class M2
4.90%	06/25/36	Aa2	1,450	1,454,129
Home Equity Asset Trust,
Ser. 2005-7, Class 2A4
4.76%	01/25/36	Aaa	1,100	1,100,527
Household Home Equity Loan Trust,
Ser. 2005-2, Class M2
4.86%	01/20/35	Aa1	1,143	1,143,006
Household Mortgage Loan Trust,(g)
Ser. 2003-HC2, Class M
4.97%	06/20/33	Aa2	434	434,133
Ser. 2004-HC1, Class M
4.87%	02/20/34	Aa2	336	335,978
MBNA Master Credit Card Trust,
Ser. 1999-J, Class A
7.00%	02/15/12	Aaa	1,830	1,965,045
Ser. 2000-E, Class. A
7.80%	10/15/12	Aaa	2,940	3,290,812
Morgan Stanley ABS Capital I,(g)
Ser. 2004-NC3, Class M2
5.48%	03/25/34	A2	1,460	1,475,705
Morgan Stanley Dean Witter Capital I,
Ser. 2002-NC4, Class M1
5.23%	09/25/32	Aaa	1,432	1,438,368
Prestige Auto Receivables Trust,(h)
Ser. 2004-1, Class A2, 144A
3.69%	06/15/11	Aaa	1,022	1,009,200
Saxon Asset Securities Trust,(g)
Ser. 2005-2, Class M2
4.82%	10/25/35	Aa2	1,170	1,173,425
Securitized Asset Backed Receivables LLC,
Ser. 2004-OP1, Class M1
4.89%	02/25/34	Aa2	1,400	1,403,257
Structured Asset Securities Corp.,
Ser. 2005-RMS1, Class A3
4.679%	02/25/35	AAA(f)	1,100	1,102,657
Svo Voi Mortgage Corp.
5.25%	02/20/21	Aaa	964	963,728
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	Baa2	991	974,145

				33,480,296

Automotive — 0.1%
Auburn Hills Trust,
Debs.
12.375%	05/01/20	A3	510	758,334
DaimlerChrysler NA Holding Corp.,
Gtd. Notes
8.50%	01/18/31	A3	500	605,009
Equus Cayman Finance Ltd.,(h)
Notes, 144A (Cayman Islands)
5.50%	09/12/08	Baa3	315	315,829

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automotive (cont’d.)
General Motors Acceptance Corp.,
Sr. Unsub. Notes
6.125%	01/22/08	Ba1	$575	$526,544
Hyundai Motor Manufacturing LLC,(h)
Gtd. Notes, 144A
5.30%	12/19/08	Baa3	500	498,772

				2,704,488

Banking — 0.6%
Bank of America Corp.,(b)
Sr. Unsec. Notes,
4.75%	08/01/15	Aa2	1,980	1,920,269
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	A1	2,250	2,497,793
Citigroup, Inc.,
Notes
5.625%	08/27/12	Aa2	2,800	2,885,993
6.00%	10/31/33	Aa2	935	977,840
6.625%	06/15/32	Aa2	515	581,944
Sub. Notes
5.00%	09/15/14	Aa2	454	446,897
Credit Suisse First Boston USA, Inc.,
Notes
5.13%	08/15/15	Aa3	1,160	1,148,786
First Union National Bank
Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,357,105
J.P. Morgan Chase & Co.,
Sr. Notes
5.15%	10/01/15	A1	1,310	1,291,427
5.25%	05/30/07	Aa3	210	210,952
Sub. Notes
4.60%	01/17/11	Aa3	720	706,082
6.50%	01/15/09	A1	1,100	1,146,067
Mizuho Finance Ltd.(Cayman Islands),(h)
Bank Gtd. Notes, 144A
5.79%	04/15/14	A2	815	841,956
Santander Central Hispano Issuances,
Bank Gtd. Notes
7.625%	09/14/10	A1	695	769,717
Washington Mutual Bank,
5.65%	08/15/14	A3	290	293,677
Wells Fargo & Co.,
Sub. Notes
5.125%	09/15/16	Aa2	210	208,373
Wells Fargo Bank,
Sub. Notes
6.45%	02/01/11	Aa1	2,000	2,131,468
Zions Bancorporation.,
Sub.Notes
5.50%	11/16/15	Baa1	430	433,175

				20,849,521

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Brokerage — 0.2%
Bear Stearns Co., Inc.,
Unsec. Notes
5.30%	10/30/15	A1	$515	$513,855
Lehman Brothers Holdings, Inc.,
Notes
6.625%	01/18/12	A1	1,670	1,803,047
Merrill Lynch & Co., Inc.,
Notes
4.25%	02/08/10	Aa3	1,170	1,138,087
4.79%	08/04/10	Aa3	295	291,682
5.00%	01/15/15	Aa3	460	453,091
5.45%	07/15/14	Aa3	160	162,614
Morgan Stanley,
Notes
5.30%	03/01/13	Aa3	845	846,695
5.375%	10/15/15	Aa3	670	670,649
Sub. Notes(b)
4.75%	04/01/14	A1	1,170	1,122,108
The Goldman Sachs Group, Inc.,
Sub. Notes
6.345%	02/15/34	A1	935	982,248

				7,984,076

Building Materials & Construction — 0.1%
American Standard, Inc.,(b)
Gtd. Notes
7.625%	02/15/10	Baa3	770	827,655
Hanson PLC,
Sr. Unsub.
7.875%	09/27/10	Baa1	1,000	1,105,487
The Ryland Group, Inc.,
Sr. Notes
5.375%	06/01/08	Baa3	440	439,760

				2,372,902

Cable — 0.2%
Comcast Cable Communications Holdings, Inc.,
Gtd. Notes
9.46%	11/15/22	Baa2	255	334,100
Comcast Corp.,
Class A(b)
5.65%	06/15/35	Baa2	1,325	1,219,182
Sr. Unsec. Notes,(b)
6.50%	11/15/35	Baa2	675	687,863
Continental Cablevision, Inc.,
Sr. Notes
8.30%	05/15/06	Baa2	4,000	4,048,488
Cox Communications, Inc.,
Notes, Class A
6.75%	03/15/11	Baa3	950	993,423

				7,283,056

Capital Goods — 0.3%
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	754,234

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Capital Goods (cont’d.)
Cooper Cameron Corp.,
Sr. Notes
2.65%	04/15/07	Baa1	$330	$319,065
ERAC Usa Finance Co.,(h)
Gtd. Notes, 144A
7.35%	06/15/08	Baa1	1,950	2,046,246
FedEx Corp.,
Gtd. Notes
7.25%	02/15/11	Baa2	400	437,321
Notes
2.65%	04/01/07	Baa2	1,600	1,556,347
Honeywell International, Inc.,
Bonds
6.125%	11/01/11	A2	1,095	1,155,814
Hutchison Whampoa International Ltd.,(h)
Gtd. Notes, 144A
5.45%	11/24/10	A3	825	831,732
Tyco International Group SA,
Gtd. Notes
6.00%	11/15/13	Baa3	1,265	1,292,180
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	460	614,663
Notes
6.35%	03/01/11	A2	825	879,239
Sr. Notes
4.875%	05/01/15	A2	1,125	1,113,995
Waste Management, Inc.,
Gtd. Notes
7.75%	05/15/32	Baa3	540	666,795

				11,667,631

Chemicals — 0.2%
Dow Chemical,
Debs.
7.38%	11/01/29	A3	525	632,531
Huntsman International LLC,
Gtd. Notes
9.875%	03/01/09	B2	1,750	1,846,250
IMC Global, Inc.,
Gtd. Notes, Ser. B
11.25%	06/01/11	Ba3	1,750	1,881,250
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	842,907
Lyondell Chemical Co.,
Gtd. Notes
9.50%	12/15/08	B1	1,272	1,332,420
Monsanto Co.,
Bonds, Series 1
5.50%	07/30/35	Baa1	500	477,521
The Dow Chemical Co.,
Notes
5.97%	01/15/09	A3	390	402,530
6.125%	02/01/11	A3	685	717,275

				8,132,684

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Collateralized Mortgage Obligations — 0.3%
Banc of America Mortgage Securities,
Ser. 2005-A, Class 2A1(g)
4.47%	02/25/35	Aaa	$1,373	$1,349,346
Ser. 2005-B, Class 2A1(g)
4.40%	03/25/35	Aaa	1,378	1,351,185
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	2,268	2,222,471
Master Alternative Loans Trust,
Ser. 2004-4, Class 4A1
5.00%	04/25/19	Aaa	700	688,224
Structured Adjustable Rate Mortgage Loan,(g)
Ser. 2004-1, Class 4A3
4.17%	02/25/34	Aaa	1,551	1,529,707
Washington Mutual Mortgage, Pass-Through Certificates, Ser. 2005-1, Class 3A
5.00%	03/25/20	Aaa	772	757,291
Washington Mutual, Inc.,(g)
Ser. 2002-AR15, Class A5
4.375%	12/25/32	Aaa	726	715,521

				8,613,745

Commercial Mortgage Backed Securities — 2.6%
Banc of America Commercial Mortgage, Inc., 2005-1(g)
4.86%	11/10/42	AAA(f)	900	895,783
Ser. 2003-2, Class A3
4.873%	03/11/41	AAA(f)	2,500	2,461,649
Ser. 2004-2, Class A4
4.153%	11/10/38	Aaa	2,800	2,671,440
Ser. 2005-3, Class A-4
4.67%	07/10/43	Aaa	2,300	2,216,439
Ser. 2005-1, Class C(g)
5.18%	09/10/47	Aaa	1,100	1,109,367
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-T20, Class AAB(g)
5.14%	10/12/42	Aaa	2,400	2,409,282
Ser. 2004-T16, Class A-6(g)
4.75%	02/13/46	AAA(f)	4,500	4,366,394
Ser. 2005-T18, Class AAB(g)
4.823%	02/13/42	Aaa	1,775	1,742,497
Commercial Mortgage Pass-Through Certificate,(h)
Ser. 2004-LB2A, Class X2, 144A
1.04%	03/10/39	Aaa	13,816	467,592
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	880	864,901
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,342,105
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(f)	2,710	2,957,840
General Electric Capital Commercial Mortgage Corp.,(g)
Ser. 2004-C2, Class X2
0.67%	03/10/40	Aaa	25,108	598,472
General Electric Capital Corp.,
Ser. 2005-C4, Class A4
5.33%	11/10/45	Aaa	3,200	3,264,875

SEE NOTES TO FINANCIAL STATEMENTS.

B38

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities (cont’d.)
Greenwich Capital Commercial Funding Corp.,
Ser. 2003-C1, Class A4
4.111%	07/05/35	Aaa	$7,700	$7,231,687
Ser. 2003-C2, Class A3
4.533%	01/05/36	Aaa	2,750	2,682,004
JP Morgan Chase,
Ser. 2005-CB13, Class A4
5.29%	01/12/43	Aaa	2,340	2,371,415
Ser. 2005-LDP5, Class A4
5.18%	12/15/44	Aaa	5,000	5,033,349
J. P. Morgan Commercial Mortgage Finance Corp.,
Ser. 2000-C10, Class A2
7.37%	08/15/32	Aaa	8,250	8,876,656
Ser. 2003-CB6, Class A2
5.26%	07/12/37	Aaa	2,100	2,114,495
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Ser. 2004-C2, Class A3(g)
5.213%	05/15/41	Aaa	5,100	5,135,975
Ser. 2005-LDP2, Class A5B(g)
4.918%	10/15/42	Aaa	2,500	2,451,756
Ser. 2005-LDP2, Class A5B
4.66%	07/15/42	Aaa	6,350	6,172,196
KeyCorp.,
Ser. 2000-C1, Class A2
7.727%	05/17/32	Aaa	9,000	9,780,387
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C8, Class A3
4.83%	11/15/27	Aaa	1,460	1,439,699
Ser. 2004-C6, Class A5(g)
4.826%	08/15/29	AAA(f)	3,910	3,840,224
Merrill Lynch Mortgage Trust,
Ser. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	2,000	1,940,198
PNC Mortgage Acceptance Corp.,
Ser. 1999-CM1, Class A1B
7.33%	12/10/32	AAA(f)	2,100	2,251,414

				88,690,091

Consumer Services — 0.1%
Cendant Corp., Notes
6.875%	08/15/06	Baa1	1,320	1,333,549
Sr. Notes
6.25%	01/15/08	Baa1	885	900,960

				2,234,509

Electric — 0.6%
Appalachian Power Co.,
Sr. Notes
4.40%	06/01/10	Baa2	620	601,686
Boston Edison Co.,
Debs.
4.875%	04/15/14	A1	565	558,486
Carolina Power & Light Co., First Mtge.
5.25%	12/15/15	A3	525	524,339

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	$740	$763,431
Mtge. Bond, Ser. K2
6.95%	03/15/33	Baa2	590	687,070
Con Edison Co. of New York,
Sr. Unsec. Notes
5.38%	12/15/15	A1	730	740,590
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa3	325	322,638
Dominion Resources, Inc.,
Sr. Notes
5.125%	12/15/09	Baa1	970	967,165
Duke Capital LLC,
Sr. Notes
4.331%	11/16/06	Baa3	700	695,126
6.25%	02/15/13	Baa3	235	244,735
8.00%	10/01/19	Baa3	215	256,613
El Paso Electric Co.,
Sr. Unsec. Notes
6.00%	05/15/35	Baa3	670	670,309
Empresa Nacional de Electricidad S.A. (Chile), Bonds
8.50%	04/01/09	Ba1	1,070	1,166,983
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	630	693,721
Exelon Corp.,
Notes
4.90%	06/15/15	Baa2	155	147,929
FirstEnergy Corp.,
Notes
7.375%	11/15/31	Baa3	735	867,278
Florida Power & Light Co.,
5.95%	10/01/33	Aa3	295	310,883
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	447,298
National Rural Utilities Cooperative Finance Corp.,
Notes, Ser MTNC
7.25%	03/01/12	A2	185	206,328
NiSource Finance Corp.,
Gtd. Notes
5.25%	09/15/17	Baa3	650	632,245
5.45%	09/15/20	Baa3	1,400	1,356,491
Oncor Electric Delivery Co.,
Debs.
6.375%	01/15/15	Baa2	345	366,096
Pacific Gas & Electric Co.,
First Mtge.
6.05%	03/01/34	Baa1	1,930	1,997,470
Pepco Holdings, Inc.,
Notes
5.50%	08/15/07	Baa2	565	568,419

SEE NOTES TO FINANCIAL STATEMENTS.

B39

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Electric (cont’d.)
PPL Electric Utilities Corp.,
Second Mtge.
6.25%	08/15/09	Baa1	$1,500	$1,558,292
Progress Energy, Inc.,
Sr. Notes
6.75%	03/01/06	Baa2	1,410	1,414,355
Southern California Edison Co.,
First Mtge.
4.65%	04/01/15	A3	470	454,671
TXU Electric Delivery Co.,
Debs.,
7.00%	09/01/22	Baa2	475	527,952
Sec. Notes
7.25%	01/15/33	Baa2	250	292,814
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	583,057
7.00%	12/01/10	Baa1	190	204,484

				20,828,954

Energy – Integrated — 0.1%
ConocoPhillips,
Sr. Notes
6.95%	04/15/29	A1	570	687,935
Marathon Oil Corp.,
Notes
6.125%	03/15/12	Baa1	310	328,717
Phillips Petroleum Co.,
Notes
8.75%	05/25/10	A1	1,505	1,731,204
Union Oil Co.,
Gtd. Notes
7.35%	06/15/09	A1	650	701,277

				3,449,133

Energy – Other — 0.3%
B.J. Services Co.,
Sr. Notes
7.00%	02/01/06	Baa1	4,000	4,005,609
Devon Energy Corp.,
Gtd. Notes
7.88%	09/30/31	Baa2	225	285,907
Sr. Notes
2.75%	08/01/06	Baa2	2,390	2,357,601
Encana Corp.,
Bonds
6.50%	08/15/34	Baa2	290	324,033
Halliburton Co.,
Notes
5.50%	10/15/10	Baa1	150	153,204
Kerr-McGee Corp.,
Gtd. Notes
5.875%	09/15/06	Ba3	930	933,225
Occidental Petroleum Corp.,(b)
Sr. Notes
6.75%	01/15/12	A3	735	806,735

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Energy – Other (cont’d.)
Talisman Energy, Inc.,
Notes
5.125%	05/15/15	Baa1	$595	$589,688
Valero Energy Corp.,
Notes
7.50%	04/15/32	Baa3	145	176,217
Woodside Petroleum Ltd.,(h)
Gtd. Notes, 144A
5.00%	11/15/13	Baa1	1,315	1,314,386

				10,946,605

Foods — 0.4%
Alberton’s, Inc.,
Debs.
7.45%	08/01/29	Baa3	175	162,240
Archer-Daniels-Midland Co.,
Debs.
8.125%	06/01/12	A2	300	349,781
Cadbury Schweppes US Finance,(h)
Notes, 144A
3.875%	10/01/08	Baa2	810	786,608
Cargill, Inc.,(h)
Notes, 144A
3.625%	03/04/09	A2	1,875	1,807,506
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa1	650	716,132
General Mills, Inc.,
Notes
5.125%	02/15/07	Baa2	350	349,700
Heinz Co.,(h)
Notes, 144A
6.43%	12/01/08	Baa1	1,290	1,325,178
Kellogg Co.,
Notes
6.60%	04/01/11	Baa1	1,875	2,007,355
Kraft Foods, Inc.,
Notes
4.625%	11/01/06	A3	2,700	2,691,516
5.25%	06/01/07	A3	300	301,218
5.625%	11/01/11	A3	850	872,097
PepsiAmericas, Inc.,
Notes
4.875%	01/15/15	Baa1	570	561,949
Safeway Inc.,
Sr. Unsec. Notes
7.25%	02/01/31	Baa2	135	145,676
The Kroger Co.,
Gtd. Notes
6.75%	04/15/12	Baa2	45	47,324
6.80%	04/01/11	Baa2	670	702,667
Tricon Global Restaurants,
Sr. Notes
8.88%	04/15/11	Baa3	180	206,086
Tyson Foods, Inc.,
Notes
8.25%	10/01/11	Baa3	95	107,261
Sr. Notes
7.25%	10/01/06	Baa3	405	411,485

				13,551,779

SEE NOTES TO FINANCIAL STATEMENTS.

B40

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Gaming
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	$625	$624,749
5.75%	10/01/17	Baa3	1,060	1,031,694
Mandalay Resorts Group,
Sr. Sub. Notes
9.375%	02/15/10	Ba3	10	10,950

				1,667,393

Healthcare & Pharmaceutical — 0.3%
Anthem, Inc.,
Notes
3.50%	09/01/07	Baa1	1,560	1,521,760
Baxter International, Inc.,
Sr. Unsec. Notes,
5.20%	02/16/08	Baa1	860	862,530
Bristol-Myers Squibb Co.,
Notes
5.75%	10/01/11	A1	555	573,192
Cardinal Health, Inc.,
Unsub. Notes
5.85%	12/15/17	Baa3	1,305	1,327,398
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1	890	866,055
5.25%	07/15/35	A1	200	192,737
Laboratory Corp. of America,
Sr. Unsec. Notes
5.63%	12/15/15	Baa3	730	739,678
Merck & Co., Inc.,
Debs.
5.95%	12/01/28	Aa3	165	169,212
Pharmacia Corp.,
Debs.
6.75%	12/15/27	Aaa	190	223,283
Schering-Plough Corp.(g)
Sr. Notes
5.55%	12/01/13	Baa1	1,580	1,609,649
Wellpoint, Inc.,
Notes
5.00%	12/15/14	Baa1	860	844,781
5.95%	12/15/34	Baa1	785	809,233
Wyeth,
Unsub. Notes
5.50%	03/15/13	Baa1	1,350	1,368,587
5.50%	02/01/14	Baa1	685	693,873
6.45%	02/01/24	Baa1	475	513,717

				12,315,685

Insurance — 0.2%
Allstate Corp.(The),
Sr. Notes
5.55%	05/09/35	A1	710	695,774
American International Group, Inc.,
Notes
4.25%	05/15/13	Aa2	1,080	1,027,220
Notes, 144A, (h)
5.05%	10/01/15	Aa2	180	176,657

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
AXA (France),
Sub. Notes
8.60%	12/15/30	A3	$155	$207,133
Everest Reinsurance Holdings
(Bermuda), Notes
5.40%	10/15/14	A3	615	606,523
Liberty Mutual Group, Inc.,(b)(h)
Gtd. Notes, 144A
7.00%	03/15/34	Baa3	720	742,464
Marsh & McLennan Cos., Inc.,
Sr. Unsec. Notes,
5.15%	09/15/10	Baa2	265	263,238
MetLife, Inc.,
Notes
6.125%	12/01/11	A2	335	354,986
Sr. Notes
5.70%	06/15/35	A2	1,020	1,023,778
6.375%	06/15/34	A2	70	76,664
W.R. Berkley Corp.,
Sr. Notes
5.60%	05/15/15	Baa2	555	553,359
6.15%	08/15/19	Baa2	460	462,921
XL Capital Ltd.,
Sr. Notes
5.25%	09/15/14	A3	85	82,967

				6,273,684

Lodging — 0.1%
Carnival Corp.,
Gtd. Notes
3.75%	11/15/07	A3	2,205	2,155,441
P&O Princess,
Notes
7.30%	06/01/07	A3	260	267,717
Royal Caribbean Cruises Ltd.,
Sr. Notes
8.00%	05/15/10	Ba1	1,770	1,922,427

				4,345,585

Media & Entertainment — 0.2%
British Sky Broadcasting Group PLC
(United Kingdom), Gtd. Notes
7.30%	10/15/06	Baa2	660	670,679
CBS Corp.,
Gtd. Notes
7.88%	07/30/30	Baa3	370	422,498
Clear Channel Communications, Inc.,
Gtd. Notes
8.00%	11/01/08	Baa3	575	611,311
Clear Channel Communications, Inc.,
Sr. Notes
7.65%	09/15/10	Baa3	250	267,607
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa2	1,050	1,190,699
Time Warner Cos., Inc.,
Debs.
7.25%	10/15/17	Baa1	790	863,627

SEE NOTES TO FINANCIAL STATEMENTS.

B41

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Media & Entertainment (cont’d.)
Time Warner, Inc.,
Gtd. Notes
6.75%	04/15/11	Baa1	$1,570	$1,648,641
7.70%	05/01/32	Baa1	680	764,768
Walt Disney Co.,
Sr. Notes
5.375%	06/01/07	Baa1	225	226,420
6.75%	03/30/06	Baa1	1,016	1,020,844

				7,687,094

Metals
Alcan, Inc.,
Notes
5.00%	06/01/15	Baa1	600	582,021
5.20%	01/15/14	Baa1	105	103,846
6.125%	12/15/33	Baa1	160	163,784

				849,651

Municipals — 0.1%
Illinois St., Taxable Pension, G.O.,
5.10%	06/01/33	Aa3	4,880	4,796,650

Non Captive Finance — 0.5%
Berkshire Hathaway,
Gtd. Notes
4.75%	05/15/12	Aaa	830	820,488
Capital One Bank Corp.,
Notes
6.50%	06/13/13	Baa1	20	21,249
6.875%	02/01/06	A3	1,540	1,542,801
Capital One Financial Corp.,
Notes
5.50%	06/01/15	Baa1	265	263,449
CIT Group Co. (Canada),(h)
Notes, 144A
5.45%	06/01/15	A2	1,210	1,195,980
CIT Group, Inc.,
Notes
4.25%	02/01/10	A2	400	389,188
Sr. Notes
5.50%	11/30/07	A2	990	999,721
General Electric Capital Corp.,
Notes, Series A, MTN
6.125%	02/22/11	Aaa	1,990	2,093,581
6.75%	03/15/32	Aaa	2,100	2,465,087
Notes, MTN
4.875%	10/21/10	Aaa	1,070	1,067,629
Household Finance Corp.,
Notes
4.75%	05/15/09	A1	640	633,018
6.375%	10/15/11-11/27/12	A1	945	999,791
Notes(b)
7.00%	05/15/12	A1	585	639,915
HSBC Finance Corp.,
Notes
5.00%	06/30/15	A1	840	816,829
6.75%	05/15/11	A1	430	461,464

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Non Captive Finance (cont’d.)
Icici Bank Ltd.,(h)
Notes, 144A
5.75%	11/16/10	Baa3	$1,070	$1,074,997
International Lease Finance Corp.,
Notes
3.50%	04/01/09	A1	580	552,080
Residential Capital Corp.,
Sr. Unsec. Notes
6.375%	06/30/10	Baa3	480	487,735

				16,525,002

Paper
Weyerhaeuser Co.,(b)
Notes,
7.375%	03/15/32	Baa2	730	811,548

Pipelines & Other — 0.2%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	1,270	1,217,959
Duke Energy Field Services, Inc.,
Notes
7.875%	08/16/10	Baa2	1,110	1,227,596
Enbridige, Inc.,
Notes
4.90%	03/01/15	A3	500	491,792
Enterprise Products Operating LP,
Ser. B, Sr. Notes
4.00%	10/15/07	Baa3	780	763,701
Ser B, Gtd. Notes
6.875%	03/01/33	Baa3	565	598,533
Kinder Morgan Finance Co. ULC(h)
Gtd. Notes, 144A
6.40%	01/05/36	Baa2	385	394,580
Oneok Inc.,
Sr. Notes
5.51%	02/16/08	Baa2	1,290	1,295,097
Sempra Energy,
Sr. Notes
4.621%	05/17/07	Baa1	630	625,535

				6,614,793

Railroads — 0.1%
BNSF Funding Trust I,
Gtd. Notes
6.61%	12/15/55	Ba1	920	957,727
Burlington Northern Santa Fe Corp.,
Debs.
7.95%	08/15/30	Baa2	930	1,216,922
Norfolk Southern Corp.,
Bonds
7.80%	05/15/27	Baa1	18	22,807
Norfolk Southern Corp.,
Sr. Unsec. Notes
5.64%	05/17/29	Baa1	477	479,199
Union Pacific Corp.,
Notes
6.625%	02/01/08	Baa2	1,390	1,435,580

				4,112,235

SEE NOTES TO FINANCIAL STATEMENTS.

B42

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Real Estate Investment Trusts — 0.1%
EOP Operating LP,
Sr. Notes
5.13%	03/15/16	Baa1	$345	$332,292
Mack-Cali Realty LP,
Notes
7.25%	03/15/09	Baa2	1,270	1,339,742
Post Apartment Homes LP,
Sr. Notes
5.45%	06/01/12	Baa3	435	426,940

				2,098,974

Retailers — 0.2%
Dayton Hudson Corp.,
Notes
7.50%	07/15/06	A2	1,150	1,166,991
Gap, Inc.,
Notes
6.90%	09/15/07	Baa3	1,230	1,256,815
May Department Stores Co.,
Gtd. Notes
8.50%	06/01/19	Baa1	225	272,784
Notes
6.65%	07/15/24	Baa1	435	457,359
6.70%	07/15/34	Baa1	580	617,754
Target Corp.,
Notes
5.95%	05/15/06	A2	1,000	1,003,661
Wal-Mart Stores, Inc.,
Bonds
5.25%	09/01/35	Aa2	1,370	1,329,827

				6,105,191

Structured Notes
Dow Jones CDX HX,(b)(h)
Pass-Thru Certificates, Ser. 5-T2
7.25%	12/29/10	Ba3	1,600	1,582,000

Technology — 0.2%
Computer Associates International, Inc.,(h)
Sr. Notes 144A
4.75%	12/01/09	Ba1	1,175	1,145,762
Equifax, Inc.,
Notes
4.95%	11/01/07	Baa1	320	319,799
First Data Corp.,
Notes
4.85%	10/01/14	A1	540	511,534
International Business Machines Corp.,
Debs.
5.875%	11/29/32	A1	1,150	1,210,118
Jabil Circuit, Inc.,
Sr. Notes
5.875%	07/15/10	Baa3	770	782,035
Motorola, Inc.,
Notes
4.608%	11/16/07	Baa2	950	944,064
7.625%	11/15/10	Baa2	120	133,396

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Technology (cont’d.)
Seagate Technology HDD Holdings,(a)
Gtd. Notes
8.00%	05/15/09	Ba2	1,225	1,286,251

				6,332,959

Telecommunications — 0.8%
ALLTEL Ohio LP,(h)
Gtd. Notes, 144A
8.00%	08/15/10	A2	680	756,618
AT&T Corp.,(b)
Sr. Notes
9.75%	11/15/31	A2	615	772,516
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	Baa2	640	739,474
Sr. Notes
7.35%	03/01/06	Baa2	1,756	1,763,273
8.75%	03/01/31	Baa2	539	714,077
BellSouth Corp.,
Bonds
6.55%	06/15/34	A2	15	15,977
Notes
4.20%	09/15/09	A2	1,175	1,141,377
British Telecom PLC
(United Kingdom),
Bonds
7.00%	05/23/07	Baa1	1,265	1,297,917
8.875%	12/15/30	Baa1	210	280,968
CenturyTel, Inc.,
Sr. Notes
7.875%	08/15/12	Baa2	130	143,382
Cingular Wireless LLC,
Sr. Notes
7.125%	12/15/31	Baa2	505	578,065
Citizens Communications Co.,
Debs.
7.60%	06/01/06	Ba3	1,100	1,112,375
Deutsche Telekom International Finance
BV (Netherlands),(g)
Gtd. Notes
8.25%	06/15/30	A3	295	375,201
France Telecom SA (France),
Notes
8.50%	03/01/31	A3	385	513,690
Koninklijke (Royal) KPN NV (Netherlands),
Sr. Notes
8.00%	10/01/10	Baa1	530	582,072
Nextel Communications, Inc.,(b)
Sr. Notes
5.95%	03/15/14	Baa2	1,160	1,166,076
SBC Communications Inc.,
Notes
4.125%	09/15/09	A2	1,070	1,033,217
5.30%	11/15/10	A2	1,260	1,263,818
Sprint Capital Corp.,
Gtd. Notes
6.875%	11/15/28	Baa2	2,195	2,398,455
8.75%	03/15/32	Baa2	230	305,228

SEE NOTES TO FINANCIAL STATEMENTS.

B43

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
Telecom de Puerto Rico,
Gtd. Notes
6.65%	05/15/06	Baa1	$2,700	$2,715,077
6.80%	05/15/09	Baa1	3,065	3,184,821
Telecom Italia Capital,
Gtd. Notes
5.25%	11/15/13	Baa2	320	314,008
6.00%	09/30/34	Baa2	720	693,616
Telus Corp.,
Notes
8.00%	06/01/11	Baa2	1,255	1,406,930
US Cellular Corp.,
Sr. Notes,
6.70%	12/15/33	Baa3	470	461,478
Verizon Global Funding Corp.,
Bonds
5.85%	09/15/35	A3	315	303,557
Notes
7.75%	12/01/30	A3	105	124,809
Vodafone Group PLC (United Kingdom),
Notes
7.75%	02/15/10	A2	800	876,213

				27,034,285

Tobacco
Altria Group, Inc.,
Debs
7.75%	01/15/27	Baa2	297	352,589
Notes
7.65%	07/01/08	Baa2	590	624,890

				977,479

Foreign Government Bonds — 0.3%
Korea Development Bank,
Notes (Korea)
4.75%	07/20/09	A3	1,180	1,169,865
Pemex Project Funding Master Trust,(h)
Gtd. Notes, 144A (Mexico)
9.50%	09/15/27	Baa1	980	1,305,850
Petrobras International Finance Co.,
Sr. Notes (Cayman Islands)
9.75%	07/06/11	Baa1	225	264,375
Quebec Province,
Debs. (Canada)
5.75%	02/15/09	A1	500	514,610
Notes
4.60%	05/26/15	A1	735	717,122
Republic of Italy,
Notes (Italy)
5.375%	06/15/33	Aa2	800	814,895
6.00%	02/22/11	Aa2	390	413,032
Republic of Malaysia,
Bonds (Malaysia)
7.50%	07/15/11	A3	300	335,720
Republic of South Africa,
Notes (South Africa)
6.50%	06/02/14	Baa1	475	513,594

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Foreign Government Bonds (cont’d.)
The Export-Import Bank of Korea,(b)(h)
Notes, 144A (Korea)
4.125%	02/10/09	A3	$860	$837,731
United Mexican States Global Bond,
Notes (Mexico)
8.125%	12/30/19	Baa1	1,450	1,779,875
8.375%	01/14/11	Baa1	1,520	1,732,800

				10,399,469

Mortgage Backed Securities — 8.3%
Federal Home Loan Mortgage Corp.
4.50%	11/01/18-07/01/20(e)		8,249	8,034,849
5.00%	TBA		10,000	9,765,624
5.00%	06/01/18-05/01/34(e)		14,560	14,337,219
5.50%	12/01/33-06/01/34(e)		12,338	12,238,510
6.00%	TBA		5,000	5,048,440
6.00%	03/01/32-12/01/33(e)		4,436	4,494,303
6.50%	05/01/14-09/01/14(e)		650	667,823
7.00%	01/01/31-10/01/31(e)		6,795	7,078,812
Federal National Mortgage Assn.,
4.00%	06/01/19(e)		2,524	2,412,890
4.50%	TBA		3,000	2,918,436
4.50%	01/01/19-01/01/35(e)		17,855	17,253,467
4.988%	07/01/33(e)		1,226	1,230,867
5.00%	TBA		10,000	9,829,684
5.00%	10/01/18-07/01/35(e)		49,740	48,424,835
5.50%	TBA		27,500	27,248,907
5.50%	03/01/16-10/01/35(e)		57,362	56,979,770
6.00%	TBA		13,500	13,664,995
6.00%	04/01/13-02/01/35(e)		25,864	26,164,149
6.50%	07/01/17-10/01/34(e)		6,315	6,482,821
7.00%	08/01/11-07/01/32(e)		2,185	2,285,238
7.50%	06/01/12-05/01/32(e)		1,921	2,007,634
Government National Mortgage Assn.,
5.50%	08/15/33-02/15/34(e)		2,290	2,307,052
6.00%	02/15/33-06/20/34(e)		3,609	3,695,891
6.50%	10/15/23-07/15/35(e)		9,312	9,738,740
8.00%	01/15/24-04/15/25(e)		326	348,943

				294,659,899

U.S. Government Agency Obligations — 1.8%
Federal Farm Credit Bank
4.125%	07/17/09		1,180	1,156,283
Federal Home Loan Bank
3.75%	08/18/09		1,895	1,833,268
4.25%	04/16/07		9,880	9,816,748
4.50%	05/13/11		160	157,544
Federal Home Loan Mortgage Corp.
4.75%	01/18/11		5,495	5,492,154
4.90%	11/03/08		7,840	7,813,085
Federal National Mortgage Assn.
4.25%	07/27/07-05/15/09		22,325	22,020,799
4.50%	10/15/08(b)		7,598	7,555,854
4.75%	12/15/10		1,170	1,170,013
5.25%	08/01/12		6,535	6,597,684
Tennessee Valley Authority,
5.88%	04/01/36		990	1,124,699

				64,738,131

SEE NOTES TO FINANCIAL STATEMENTS.

B44

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government Obligations — 4.7%
United States Treasury Bonds,
5.375%	02/15/31(b)		$5,727	$6,433,030
6.00%	02/15/26		1,885	2,222,828
6.25%	08/15/23		2,500	2,985,353
6.875%	08/15/25		545	701,858
8.125%	05/15/21(b)		2,510	3,474,879
9.00%	11/15/18		5,727	8,187,823
9.125%	05/15/18		5,820	8,323,054
9.25%	02/15/16		2,492	3,453,463
United States Treasury Inflation Index Bonds,
0.875%	04/15/10		8,823	8,388,050
1.625%	01/15/15		5,992	5,773,030
1.875%	07/15/13		6,501	6,411,882
1.875%	07/15/15		6,436	6,324,324
2.00%	07/15/14		6,123	6,088,799
2.00%	01/15/14		6,677	6,639,333
2.375%	01/15/25		7,918	8,321,603
3.00%	07/15/12		6,917	7,313,847
3.375%	01/15/12-04/15/32		3,643	4,283,718
3.375%	01/15/07		5,338	5,377,159
3.50%	01/15/11		3,659	3,910,223
3.625%	01/15/08-04/15/28		10,894	12,579,458
3.875%	01/15/09-04/15/29		11,269	13,686,411
4.25%	01/15/10		3,667	3,974,774
8.75%	05/15/20		630	903,828
8.875%	02/15/19		2,060	2,929,384
United States Treasury Notes,
3.625%	04/30/07		5,305	5,249,462
4.375%	11/15/08-12/15/10(b)		14,875	14,884,738
4.50%	11/15/15(b)		1,705	1,718,986
4.75%	05/15/14		130	133,164
United States Treasury Strips, I/O,
Zero	05/15/18		1,248	708,480
Zero	05/15/19(b)		6,005	3,243,727

				164,626,668

TOTAL LONG-TERM BONDS (cost $903,405,808)				899,623,746

TOTAL LONG-TERM INVESTMENTS (cost $3,136,633,498)				3,359,499,775

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
SHORT-TERM INVESTMENTS — 19.0%
U.S. Government Obligations
United States Treasury Bill(i)
4.12%	03/16/06		1,500	$1,488,269

			Shares
Mutual Funds — 19.0%
Dryden Core Investment Fund —
Dryden Short-Term Bond Series(d)			7,348,199	73,476,107
Dryden Core Investment Fund — Taxable Money Market Series (includes $333,010,724 of cash collateral for securities lending) (Note 4)(c)(d)			598,538,374	598,538,374

				672,014,481

TOTAL SHORT-TERM INVESTMENTS (cost $673,508,612)				673,502,750

OUTSTANDING OPTIONS PURCHASED
Call Options
90 Day Euro, expiring 09/18/06 @ $95.25 (cost $56,842)			49	20,519

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN — 113.8% (cost $3,810,198,952)				4,033,023,044

OUTSTANDING OPTIONS WRITTEN
Call Options
90 Day Euro, expiring 09/18/06 @ $95.75 (premium received $25,846)			49	(5,819)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 113.8% (cost $3,810,173,106)				4,033,017,225
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(j) — (13.8)%				(489,088,181)

TOTAL NET ASSETS — 100.0%				$3,543,929,044

The following abbreviations are used in portfolio description:

G.O.	General Obligation
I/O	Interest Only
TBA	Securities purchased on a forward commitment basis

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $319,608,525; cash collateral of $333,010,724 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchase with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of Dryden Core Investment Fund-Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Bond Series.

(e)	Security segregated as collateral for TBAs.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security.

(h)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

SEE NOTES TO FINANCIAL STATEMENTS.

B45

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

(i)	Security segregated as collateral for futures contracts.

(j)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Long Positions:
39	Fed Fund 30 Day Futures	Apr. 06	$15,496,855	$15,495,614	$(1,241)
214	Eurodollar Futures	Mar. 06	50,975,478	50,945,375	(30,103)
263	U.S. Treasury Long Bond	Mar. 06	29,499,702	30,031,312	531,610
214	U.S. Treasury 5 Yr. Note	Mar. 06	22,673,252	22,757,563	84,311
411	U.S. Treasury 5 Yr. Note	Mar. 06	43,572,422	43,707,281	134,859

					719,436

Short Positions:
10	U.S. Treasury 10Yr. Notes	Mar. 06	1,085,407	1,094,063	(8,656)
324	U.S. Treasury 2Yr. Notes	Mar. 06	66,493,596	66,480,750	12,846

					4,190

					$723,626

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 9.4% of collateral received for securities on loan)	19.0%
Mortgage Backed Securities	8.3
Financial Services	6.9
Drugs & Medical Supplies	6.7
Oil, Gas & Consumable Fuels	6.3
U.S. Government Obligations	4.7
Insurance	4.2
Banks & Savings & Loans	4.1
Telecommunications	4.0
Diversified Operations	3.7
Computer Services	3.5
Food & Beverage	3.3
Retail	3.2
Semiconductors	2.8
Media & Entertainment	2.7
Commercial Mortgage Backed Securities	2.6
Aerospace/Defense	2.2
U.S. Government Agency Obligations	1.8
Utilities — Electric	1.8
Computers	1.7
Healthcare & Pharmaceutical	1.6
Trucking & Shipping	1.3
Autos — Cars & Trucks	1.0
Tobacco	1.0
Asset Backed Securities	0.9
Household & Personal Care Products	0.9
Chemicals	0.8
Cosmetics & Soaps	0.8
Electronics	0.7
Banking	0.6
Construction	0.6
Electric	0.6
Hospital Management	0.6
Leisure	0.6
Oil & Gas Exploration & Production	0.6
Restaurants	0.6
Non Captive Finance	0.5

Consumer Products	0.4
Metals & Mining	0.4
Apparel	0.3
Biotechnology	0.3
Capital Goods	0.3
Collateralized Mortgage Obligations	0.3
Distribution/Wholesaler	0.3
Energy — Other	0.3
Foreign Government Bonds	0.3
Office Equipment & Supplies	0.3
Brokerage	0.2
Cable	0.2
Containers & Packaging	0.2
Machinery	0.2
Metal — Steel	0.2
Pipelines & Other	0.2
Real Estate Investment Trusts	0.2
Software	0.2
Technology	0.2
Automotive	0.1
Building Materials & Construction	0.1
Commercial Services	0.1
Consumer Services	0.1
Education	0.1
Energy — Integrated	0.1
Energy Equipment & Services	0.1
Gas Pipelines	0.1
Healthcare Providers & Services	0.1
Internet Software & Services	0.1
Manufacturing	0.1
Lodging	0.1
Metals — Non Ferrous	0.1
Miscellaneous Consumer Growth	0.1
Municipals	0.1
Railroads	0.1

113.8
Other liabilities in excess of other assets	(13.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B46

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.7%		Value (Note 2)
COMMON STOCKS — 94.5%	Shares
Australia — 1.9%
AWB Ltd.	271,500	$1,224,076
BHP Billiton PLC	125,000	2,081,838
BlueScope Steel Ltd.	251,400	1,276,060
Commonwealth Bank of Australia	59,500	1,859,966
CSR Ltd.	403,600	1,024,591
Macquarie Bank Ltd.	40,200	1,997,582
Santos Ltd.	180,900	1,622,990
Sigma Pharmaceuticals Ltd.	161,878	370,464
Smorgon Steel Group Ltd.	936,900	1,006,222
Suncorp-Metway Ltd.	60,100	880,962
Telstra Corp. Ltd.	198,000	568,987
Toll Holdings Ltd.	137,600	1,497,138

		15,410,876

Austria — 0.6%
Boehler-Uddeholm AG	5,800	981,235
Erste Bank der Oesterreichischen Sparkassen AG	34,700	1,932,868
Raiffeisen International Bank-Holding AG(a)	26,700	1,755,934

		4,670,037

Belgium — 0.3%
Fortis	74,100	2,364,231

Bermuda — 0.2%
Tyco International Ltd.	72,200	2,083,692

Brazil — 0.4%
Banco Itau Holding Financeira, ADR	88,800	2,132,976
Petroleo Brasilerio SA, ADR	15,500	997,735

		3,130,711

Canada — 1.1%
Canadian National Railway Co.	58,800	4,711,284
Manulife Financial Corp.	55,500	3,259,482
Shoppers Drug Mart Corp.	25,700	972,331

		8,943,097

China — 0.3%
Foxconn International Holdings Ltd.(a)	1,340,000	2,187,560

Colombia — 0.1%
BanColombia SA, ADR	26,400	761,112

Denmark — 0.2%
Danske Bank A/S	36,600	1,289,305

Finland — 0.2%
Perlos Oyj	73,300	776,676
Rautaruukki Oyj	53,600	1,304,036

		2,080,712

France — 5.0%
BNP Paribas SA	76,200	6,166,042
Bouygues SA	36,600	1,789,551
Ciments Francais	5,200	675,956
CNP Assurances	15,900	1,253,673
Compagnie Generale des Etablissements Michelin (Class “B” Stock)	20,800	1,169,195
Credit Agricole SA	25,200	793,886
Dassault Systemes SA	21,200	1,196,950

COMMON STOCKS (Continued)	Shares	Value (Note 2)
France (cont’d.)
Essilor International SA CIE Generale D’Optique	20,300	$1,639,054
Eurazeo	10,100	1,054,039
Hermes International	8,930	2,233,901
Iliad SA	7,500	464,383
Natexis Banques Populaires	6,900	1,149,360
Peugeot SA	26,000	1,499,047
Rallye SA	13,400	575,711
Renault SA	13,600	1,109,356
Sanofi-Aventis	55,900	4,897,297
Societe Generale	5,300	651,935
Technip SA	27,600	1,659,915
Total SA	7,500	1,884,168
Total SA, ADR	42,800	5,409,920
Valeo SA	30,700	1,141,614
Vinci SA	22,600	1,943,824

		40,358,777

Republic of Germany — 3.6%
BASF AG	39,300	3,011,696
Bayer AG	21,600	900,906
Bijou Brigitte AG	2,350	637,113
Celesio AG	25,100	2,153,797
Continental AG	42,800	3,795,233
DaimlerChrysler AG	24,800	1,264,854
Deutsche Bank AG	21,900	2,125,519
Deutsche Telekom AG	83,000	1,381,581
E.ON AG	32,300	3,344,452
MAN AG	29,500	1,574,414
Salzgitter AG	29,200	1,576,379
SAP AG	30,400	5,513,006
ThyssenKrupp AG	60,200	1,257,211
TUI AG	45,600	930,711

		29,466,872

Greece — 0.4%
Coca Cola Hellenic Bottling Co. SA, ADR	48,600	1,422,522
Motor Oil Hellas Corinth Refineries SA	31,000	728,876
National Bank of Greece SA, ADR	133,000	1,138,480

		3,289,878

Hong Kong — 1.0%
Chaoda Modern Agriculture	1,203,600	499,892
CITIC International Financial Holdings Ltd	1,621,000	601,056
Citic Pacific Ltd.	544,500	1,504,666
Esprit Holdings Ltd.	269,000	1,908,083
Li & Fung Ltd.	736,000	1,416,167
Techtronic Industries Co.	797,000	1,895,984

		7,825,848

India — 0.4%
HDFC Bank Ltd., ADR	23,500	1,196,150
Infosys Technologies Ltd., ADR	24,000	1,940,640

		3,136,790

Ireland — 0.7%
Anglo Irish Bank Corp., PLC	134,900	2,047,520

SEE NOTES TO FINANCIAL STATEMENTS.

B47

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Ireland (cont’d.)
Irish Life & Permanent, PLC	86,900	$1,775,716
Ryanair Holdings PLC, ADR(a)	38,400	2,150,016

		5,973,252

Italy — 1.4%
Banche Popolari Unite Scrl	33,200	727,934
Benetton Group SpA	103,000	1,173,074
Eni SpA	97,900	2,715,613
IFIL — Investments SpA	362,100	1,546,492
Luxottica Group SpA	115,500	2,930,335
Saipem SpA	83,800	1,375,055
Sanpaolo IMI SpA	53,700	839,827

		11,308,330

Japan — 12.6%
Aeon Credit Service Co. Ltd.	9,700	917,876
Aeon Mall Co. Ltd	24,200	1,179,449
Alpine Electronics, Inc.	41,600	558,188
Alps Electric Co. Ltd.	49,700	694,430
Asahi Breweries Ltd.	131,600	1,604,577
Asahi Kasei Corp.	226,100	1,529,975
Capcom Co. Ltd.	93,200	1,088,601
Chiyoda Corp.	56,000	1,283,165
Chugai Pharmaceutical Co. Ltd.	115,300	2,480,821
Cosmo Oil Co. Ltd.	303,300	1,516,771
Daiwa Securities Group, Inc.	89,400	1,013,100
Denki Kagaku Kogyo K K	224,900	993,366
Denso Corp.	141,500	4,898,828
Hitachi Ltd.	137,900	929,093
Hokkaido Electric Power Co., Inc.	53,200	1,081,625
Hokuetsu Paper Mills Ltd.	113,900	588,979
Honda Motor Co. Ltd.	47,700	2,752,934
Hosiden Corp.	51,900	634,920
Hoya Corp.	84,700	3,044,437
JS Group Corp.	30,800	615,335
Kaken Pharmaceutical Co. Ltd.	129,500	1,007,079
Kansai Electric Power Co., Inc. (The)	72,300	1,551,090
Kenedix, Inc.	93	586,004
Keyence Corp.	13,200	3,753,877
KK Davinci Advisors(a)	78	586,348
Komeri Co. Ltd.	19,400	832,065
Kurabo Industries Ltd.	173,100	647,532
Kyowa Hakko Kogyo Co. Ltd.	118,000	822,472
Kyushu Electric Power Co., Inc.	30,700	666,126
Marubeni Corp.	191,700	1,026,636
MISUMI Group, Inc.	14,300	621,641
Mitsubishi UFJ Financial, Inc.	440	5,991,811
Mori Seiki Co. Ltd.	42,400	636,351
NEOMAX Co. Ltd.	19,000	625,538
Nidec Corp.	29,700	2,526,707
Nippon Oil Corp.	284,200	2,202,467
Nippon Telegraph & Telephone Corp.	600	2,722,991
Nissan Motor Co. Ltd.	200,100	2,041,168
Nitto Denko Corp.	22,400	1,745,239
NSK Ltd.	219,400	1,500,508
NTT DoCoMo, Inc.	1,800	2,741,236
Okasan Holdings, Inc.	124,100	1,070,261
ORIX Corp.	20,700	5,268,765
Osaka Gas Co. Ltd.	439,300	1,514,758

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Japan (cont’d.)
Point, Inc.	10,000	$835,718
Rengo Co. Ltd.	217,900	1,316,268
Ricoh Co. Ltd.	95,600	1,673,926
Ryohin Kiekaku Co. Ltd.	12,900	1,128,493
Santen Pharmaceutical Co. Ltd.	26,700	740,618
Sharp Corp.	204,000	3,103,939
Shimamura Co. Ltd.	7,100	981,123
Sumitomo Trust & Banking Co. Ltd. (The)	237,000	2,416,554
Sundrug Co. Ltd.	7,000	383,532
Takefuji Corp.	20,000	1,357,982
Tanabe Seiyaku Co. Ltd.	143,600	1,393,213
Tohoku Electric Power Co., Inc.	38,900	790,232
Toyota Motor Corp.	78,300	4,090,714
Toyota Motor Corp., ADR	59,828	6,259,206
UNY Co. Ltd.	41,500	654,322
Yamada Denki Co. Ltd.	18,800	2,350,212
Yokohama Rubber Co. Ltd. (The)	174,300	1,022,796

		102,593,988

Mexico — 0.5%
America Movil — Ser. L, ADR	17,395	508,978
America Movil SA de CV	867,000	1,266,354
Wal-Mart de Mexico SA de CV	478,400	2,654,653

		4,429,985

Netherlands — 2.0%
ABN AMRO Holding NV	22,700	593,656
Aegon NV	151,600	2,467,828
ING Groep NV	69,300	2,403,886
Qiagen NV(a)	66,100	777,076
Royal Dutch Shell PLC (Class “B” Stock)	195,600	6,252,684
Royal Dutch Shell PLC, ADR	32,100	1,973,829
Royal KPN NV	67,900	680,873
Stork NV	15,000	640,901
TomTom NV(a)	26,100	896,090

		16,686,823

New Zealand — 0.1%
Fisher & Paykel Appliances Holdings Ltd.	366,600	867,088

Norway — 0.6%
Norsk Hydro ASA	16,100	1,653,105
Statoil ASA	130,100	2,987,791

		4,640,896

Portugal — 0.1%
Energias de Portugal SA	231,100	711,355

Singapore — 0.4%
CapitaLand Ltd.	768,000	1,586,716
MobileOne Ltd.	433,700	553,618
Neptune Orient Lines Ltd.	432,800	875,385

		3,015,719

South Africa — 0.4%
Naspers Ltd.(b)	45,500	805,445
Sasol Ltd.	70,100	2,509,309

		3,314,754

SEE NOTES TO FINANCIAL STATEMENTS.

B48

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
South Korea — 0.7%
Hyundai Motor Co. GDR	39,300	$1,891,423
Kookmin Bank, ADR	21,700	1,621,207
Samsung Electronics Co. Ltd., GDR	7,600	2,504,200

		6,016,830

Spain — 1.3%
Banco Bilbao Vizcaya Argentaria SA	83,800	1,496,092
Banco Santander Central Hispano SA	109,900	1,450,726
Cia Espanola de Petroleos	23,800	1,089,029
Grupo Ferrovial SA	15,600	1,080,422
Inditex SA	89,200	2,909,373
Repsol YPF SA	93,200	2,722,062

		10,747,704

Sweden — 0.7%
Capio AB(a)	25,500	454,182
Electrolux AB, Ser. B	68,800	1,788,306
Modern Times Group AB(a)	14,100	588,350
Nordea Bank AB	244,700	2,541,099

		5,371,937

Switzerland — 4.8%
Actelion Ltd.(a)	3,700	306,069
Baloise Holding AG	24,000	1,401,773
Credit Suisse Group	68,700	3,502,835
EFG International(a)	28,800	767,094
Georg Fischer AG(a)	2,500	854,229
Nobel Biocare Holding AG	4,500	989,688
Phonak Holding AG	13,200	568,563
Rieter Holding AG	2,200	652,943
Roche Holding AG	41,800	6,276,124
SGS SA	1,750	1,475,591
Swisscom AG	2,900	915,319
Syngenta AG	5,000	622,122
Synthes, Inc.	33,900	3,807,800
UBS AG	148,515	14,135,747
Verwalt & Privat-Bank AG	2,578	431,416
Zurich Financial Services AG	11,200	2,386,515

		39,093,828

Taiwan — 0.4%
HON HAI Precision Industry Co. Ltd., GDR	314,000	3,611,000

United Kingdom — 8.0%
Alliance & Leicester PLC	60,600	1,036,361
AstraZeneca PLC	70,100	3,411,952
Aviva PLC	185,200	2,246,374
BAE Systems PLC	158,200	1,039,053
Barclays PLC	299,200	3,145,247
BG Group PLC	604,800	5,977,971
BP PLC	153,600	1,635,814
Bradford & Bingley PLC	178,100	1,257,851
BT Group PLC	756,400	2,898,820
Cairn Energy PLC(a)	29,300	967,878
Capita Group PLC	260,400	1,867,104
Carphone Warehouse Group PLC	116,500	555,211
DSG International PLC	333,500	939,570
Firstgroup PLC	127,000	877,832
GKN PLC	263,300	1,304,654

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom (cont’d.)
GlaxoSmithKline PLC	37,400	$945,247
Hanson PLC	70,700	777,271
HBOS PLC	410,700	7,016,587
House of Fraser PLC	379,200	738,854
Imperial Chemical Industries PLC	261,100	1,491,410
Legal & General Group PLC	359,600	754,799
Lloyds TSB Group PLC	346,200	2,909,669
Mitchells & Butlers PLC	151,500	1,089,534
Northern Foods PLC	211,500	551,283
Northumbrian Water Group PLC	225,900	946,384
Old Mutual PLC	532,900	1,510,508
Pilkington PLC	544,600	1,396,098
Reckitt Benckiser PLC	76,700	2,533,661
Scottish Power PLC	195,100	1,824,353
Shanks Group PLC	34,229	91,280
Standard Chartered PLC	140,000	3,119,247
Tate & Lyle PLC	99,500	963,792
Taylor Woodrow PLC	198,900	1,302,091
Tesco PLC	701,600	4,001,521
Viridain Group PLC	46,100	709,469
Vodafone Group PLC	505,800	1,092,130

		64,926,880

United States — 44.1%
Alltel Corp.	29,800	1,880,380
Altria Group, Inc.	24,400	1,823,168
Amerada Hess Corp.	17,900	2,270,078
American Express Co.	37,700	1,940,042
American International Group, Inc.	43,100	2,940,713
Ameriprise Financial, Inc.	41,200	1,689,200
Amylin Pharmaceuticals, Inc.	52,180	2,083,026
Anheuser-Busch Cos., Inc.	55,000	2,362,800
Apple Computer, Inc.(a)	134,277	9,653,174
AT&T, Inc.	79,600	1,949,404
Avon Products, Inc.	68,300	1,949,965
Baker Hughes, Inc.	69,500	4,224,210
Bank of America Corp.	122,500	5,653,375
Bowater, Inc.	35,900	1,102,848
Bristol-Myers Squibb Co.	80,600	1,852,188
Burlington Northern Santa Fe Corp.	81,942	5,803,132
Cablevision Systems Corp. (Class “A” Stock)(a)	37,800	887,166
Campbell Soup Co.	58,500	1,741,545
Caterpillar, Inc.	102,815	5,939,623
CBS Corp. (Class B)(a)	64,600	2,105,960
Charles Schwab Corp. (The)	98,200	1,440,594
ChevronTexaco Corp.	81,200	4,609,724
Chicago Mercantile Exchange Holdings, Inc.	21,098	7,753,304
Cisco Systems, Inc.(a)	113,400	1,941,408
Citigroup, Inc.	66,800	3,241,804
Coca-Cola Co. (The)	71,800	2,894,258
Comcast Corp. (Class A)(a)	96,300	2,473,947
Dow Chemical Co. (The)	30,400	1,332,128
Dow Jones & Co., Inc.	36,900	1,309,581
Duke Energy Corp.	114,100	3,132,045
E.I. du Pont de Nemours & Co.	56,600	2,405,500
Exxon Mobil Corp.	82,200	4,617,174

SEE NOTES TO FINANCIAL STATEMENTS.

B49

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
Fannie Mae	34,900	$1,703,469
FedEx Corp.	79,775	8,247,937
Fifth Third Bancorp	71,600	2,700,752
FirstEnergy Corp.	51,200	2,508,288
Genentech, Inc.(a)	118,452	10,956,810
General Dynamics Corp.	42,887	4,891,262
General Electric Co.	334,832	11,735,861
General Mills, Inc.	32,000	1,578,240
General Motors Corp.	54,200	1,052,564
Genworth Financial, Inc.	35,300	1,220,674
Goldman Sachs Group, Inc.	44,698	5,708,382
Google, Inc. (Class “A” Stock)(a)	13,596	5,640,437
Halliburton Co.	91,073	5,642,883
Hartford Financial Services Group, Inc.	25,800	2,215,962
Hewlett-Packard Co.	63,500	1,818,005
Home Depot, Inc. (The)	169,162	6,847,678
Honeywell International, Inc.	89,600	3,337,600
International Business Machines Corp.	39,700	3,263,340
International Paper Co.	88,800	2,984,568
Johnson & Johnson	38,000	2,283,800
J.P. Morgan Chase & Co.	158,600	6,294,834
KB Home	40,511	2,943,529
Lehman Brothers Holdings, Inc.	46,020	5,898,383
Lennar Corp. (Class “A” Stock)	66,220	4,040,744
Liberty Media Corp. (Class “A” Stock)(a)	364,100	2,865,467
Lincoln National Corp.	18,400	975,752
Lockheed Martin Corp.	27,500	1,749,825
Lowe’s Cos., Inc.	115,023	7,667,433
Marsh & McLennan Cos., Inc.	142,200	4,516,272
Medtronic, Inc.	48,894	2,814,828
Mellon Financial Corp.	76,500	2,620,125
Merck & Co., Inc.	107,300	3,413,213
Merrill Lynch & Co., Inc.	34,400	2,329,912
Microsoft Corp.	127,500	3,334,125
Morgan Stanley	47,800	2,712,172
Motorola, Inc.	264,588	5,977,043
New York Times Co. (The)	70,100	1,854,145
Newell Rubbermaid, Inc.	88,700	2,109,286
NiSource, Inc.	129,800	2,707,628
Nordstrom, Inc.	106,497	3,982,988
Nucor Corp.	28,000	1,868,160
Pfizer, Inc.	118,400	2,761,088
Praxair, Inc.	91,780	4,860,669
Procter & Gamble Co. (The)	136,019	7,872,780
Progressive Corp. (The)	31,612	3,691,649
QUALCOMM, Inc.	127,370	5,487,100
Qwest Communications International, Inc.(a)	190,000	1,073,500
RadioShack Corp.	62,100	1,305,963

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United States (cont’d.)
Raytheon Co.	50,200	$2,015,530
Schering-Plough Corp.	93,600	1,951,560
SLM Corp.	73,259	4,035,838
Sprint Nextel Corp.	118,700	2,772,832
St. Joe Co. (The)	49,051	3,297,208
St. Paul Travelers Cos., Inc. (The)	60,300	2,693,601
Starbucks Corp.(a)	213,805	6,416,288
State Street Corp.	48,100	2,666,664
Texas Instruments, Inc.	44,800	1,436,736
Time Warner Cos., Inc.	201,100	3,507,184
U.S. Bancorp	115,600	3,455,284
Union Pacific Corp.	88,485	7,123,927
UnitedHealth Group, Inc.	220,218	13,684,346
Verizon Communications, Inc.	71,900	2,165,628
Wal-Mart Stores, Inc.	50,000	2,340,000
Walgreen Co.	84,493	3,739,660
Walt Disney Co.	95,000	2,277,150
Waste Management, Inc.	84,800	2,573,680
Wyeth	48,300	2,225,181
Wynn Resorts Ltd.(a)	104,492	5,731,386

		359,180,272

TOTAL COMMON STOCKS		769,490,139

PREFERRED STOCK — 0.2%
Republic of Germany
Porsche AG	1,740	1,248,139

TOTAL LONG-TERM INVESTMENTS (cost $732,869,852)		770,738,278

SHORT-TERM INVESTMENTS — 5.1%
Mutual Fund — 5.0%
Dryden Core Investment Fund — Taxable Money Market Series (Note 4)(d)	41,184,673	41,184,673

Interest Rate	Maturity Date	Principal Amount
U.S. Treasury Securities — 0.1%
U.S. Treasury Bills(e)
3.50%(c)	01/26/06	$500,000	498,757

TOTAL SHORT-TERM INVESTMENTS (cost $41,683,459)			41,683,430

TOTAL INVESMENTS — 99.8% (cost $774,553,311; Note 5)			812,421,708
OTHER ASSETS IN EXCESS OF LIABLITIES(f) — 0.2%			1,718,137

TOTAL NET ASSETS — 100.0%			$814,139,845

SEE NOTES TO FINANCIAL STATEMENTS.

B50

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

(a)	Non-income producing security.

(b)	As of December 31, 2005, one security representing $805,445 and 0.001% of the total market value of the Portfolio was fair valued in accordance with the policies adopted by the Board of Directors.

(c)	Represents yield to maturity as of December 31, 2005.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Security segregated as collateral for future contracts.

(f)	Other assets in excess of liabilities include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at December 31, 2005	Value at Trade Date	Unrealized (Depreciation)
Long Positions:
139	90 Day Euro	March 2006	$8,720,860	$8,880,363	$(159,503)

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005.

Commercial Banks	10.3%
Diversified Financial Services	9.8
Oil, Gas & Consumable Fuels	9.0
Retail	6.2
Mutual Fund	5.0
Telecommunications	5.0
Pharmaceuticals	4.8
Automobiles	4.6
Insurance	4.4
Transportation	3.6
Metal & Minings	3.0
Electrical Equipment	2.5
Chemicals	2.3
Media	2.3
Industrial Conglomerates	2.1
Health Care-Products	1.9
Computers & Peripherals	1.8
Construction	1.8
Health Care-Services	1.7
Software	1.7
Biotechnology	1.4
Electronics	1.4
Aerospace/Defense	1.2
Personal Products	1.2
Food	1.1
Beverages	1.0
Household Products	1.0
Hotels, Restaurants & Leasure	0.8
Internet Software & Services	0.8
Real Estate	0.8
Forest Products & Paper	0.7
Building Materials	0.6
Commercial Services	0.6
Semiconductors & Semiconductor Equipment	0.6
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	0.5
Agriculture	0.4
Machinery	0.4
Airlines	0.3
Environmental Control	0.3
Office Equipment	0.2
U.S. Treasury Securities	0.1
Utility — Water	0.1

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B51

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.5%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 5.5%
MBNA Master Credit Card Trust II, Series 1999-J, Class A	7.00%	02/15/12	$3,200	$3,436,145
Small Business Administration Participation Certificates, Series 1997-20A, Class 1	7.15%	01/01/17	5,716	5,977,161
Small Business Administration Participation Certificates, Series 1996-20J, Class 1	7.20%	10/01/16	5,657	5,922,744
Small Business Administration Participation Certificates, Series 1997-20G, Class 1	6.85%	07/01/17	1,727	1,798,390
Small Business Administration Participation Certificates, Series 1998-201, Class 1	6.00%	09/01/18	3,526	3,624,837

				20,759,277

Collateralized Mortgage Obligations — 6.5%
Federal Home Loan Mortgage Corp., Series 2496, Class PM	5.50%	09/15/17	2,819	2,818,222
Federal Home Loan Mortgage Corp., Series 2501, Class MC	5.50%	09/15/17	2,000	2,030,958
Federal Home Loan Mortgage Corp., Series 2513, Class HC	5.00%	10/15/17	2,339	2,307,027
Federal Home Loan Mortgage Corp., Series 2518, Class PV	5.50%	06/15/19	1,920	1,901,790
Federal National Mortgage Association, Series 1993-29, Class PH	6.50%	01/25/23	642	645,328
Federal National Mortgage Association, Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,093,817
Federal National Mortgage Association, Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,635,009
Federal National Mortgage Association, Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,131,733
Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 4A-3(a)	4.17%	02/25/34	892	879,582

				24,443,466

Commercial Mortgage Backed Securities — 6.5%
Banc of America Commercial Mortgage, Inc., Series 2005-2, Class A5	4.86%	07/10/43	1,750	1,710,301
Bear Stearns Commercial Mortgage Securities, Inc., Series 2000-WF1, Class A1	7.64%	02/15/32	925	960,021
Bear Stearns Commercial Mortgage, Series 2004-T16, Class A5	4.60%	02/13/46	4,200	4,053,503
Bear Stearns Commercial Mortgage, Series 2005-PWR8, Class A4	4.67%	06/11/41	1,750	1,684,928
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A4	4.69%	07/15/37	1,750	1,688,471
First Union National Bank Commercial Mortgage Trust, Series 2000-C2, Class A1	6.94%	10/15/32	1,069	1,090,848
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A1	7.74%	05/17/32	675	693,491
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.61%	01/10/40	6,800	6,589,614
Keycorp, Series 2000-C1, Class A2	7.73%	05/17/32	3,000	3,260,129
Morgan Stanley Capital I, Series 2005-T19, Class AAB	4.85%	06/12/47	1,375	1,352,576
Morgan Stanley Dean Witter I, Series 2001-TOP1, Class A2	6.32%	02/15/33	1,536	1,557,441

				24,641,323

Corporate Bonds — 1.3%
International Bank for Reconstruction	4.75%	02/15/35	1,670	1,628,749
New Jersey Economic Development Authority State Pension Funding, Series B	Zero	02/15/12	4,609	3,448,177

				5,076,926

Mortgage Backed Securities — 44.0%
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-05/01/34	13,148	12,762,874
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	838	846,162
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	1,687	1,732,496
Federal Home Loan Mortgage Corp.	7.00%	12/01/08-10/01/32	2,297	2,360,956
Federal Home Loan Mortgage Corp.	5.00%	TBA	5,500	5,322,966
Federal Home Loan Mortgage Corp.	6.00%	TBA	3,000	3,029,064
Federal National Mortgage Association(a)	4.09%	08/01/33	5,636	5,446,234
Federal National Mortgage Association(a)	4.27%	04/01/34	2,830	2,786,134
Federal National Mortgage Association(a)	4.45%	06/01/34	2,589	2,559,176
Federal National Mortgage Association(a)	4.89%	10/01/34	3,304	3,267,725
Federal National Mortgage Association	5.00%	07/01/18-03/01/34	15,484	15,231,225
Federal National Mortgage Association	5.50%	01/01/17-09/01/35	48,300	47,879,669
Federal National Mortgage Association	6.00%	11/01/14-01/01/35	6,045	6,117,647
Federal National Mortgage Association	6.28%	03/01/11	1,605	1,682,777
Federal National Mortgage Association	6.50%	11/01/09-10/01/32	6,338	6,512,336
Federal National Mortgage Association	7.00%	02/01/12-11/01/33	2,391	2,492,431
Federal National Mortgage Association	7.50%	12/01/06-10/01/12	619	644,864
Federal National Mortgage Association	8.00%	10/01/23-03/01/26	78	85,747
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	356	390,275
Federal National Mortgage Association	5.00%	TBA	1,000	968,750

SEE NOTES TO FINANCIAL STATEMENTS.

B52

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association	5.00%	TBA	$10,000	$9,890,621
Federal National Mortgage Association	5.50%	TBA	1,000	1,005,938
Federal National Mortgage Association	5.50%	TBA	5,000	4,950,000
Federal National Mortgage Association	6.00%	TBA	11,000	11,099,683
Federal National Mortgage Association	7.00%	TBA	3,000	3,129,375
Government National Mortgage Association	5.00%	09/15/33-04/15/34	5,401	5,338,497
Government National Mortgage Association	6.50%	07/15/32-08/15/32	1,321	1,380,477
Government National Mortgage Association	7.00%	08/15/23-08/15/28	2,996	3,154,259
Government National Mortgage Association	7.50%	12/15/25-02/15/26	646	680,955
Government National Mortgage Association	8.50%	09/15/24-04/15/25	744	809,206
Government National Mortgage Association	5.00%	TBA	3,000	2,959,686

				166,518,205

U.S. Government Agency Obligations — 23.0%
Federal Farm Credit Bank(b)	3.75%	01/15/09	4,250	4,135,446
Federal Farm Credit Bank	4.125%	07/17/09	3,110	3,047,492
Federal Home Loan Bank	4.625%	01/18/08	3,250	3,244,043
Federal Home Loan Bank(c)	4.75%	08/13/10	10,755	10,727,672
Federal Home Loan Bank	7.51%	02/20/07	2,000	2,015,940
Federal Home Loan Mortgage Corp.	4.375%	01/25/10	14,690	14,454,211
Federal Home Loan Mortgage Corp.	4.75%	01/18/11	10,790	10,784,411
Federal National Mortgage Association	4.25%	08/15/10	16,000	15,675,983
Federal National Mortgage Association	4.75%	12/15/10	1,930	1,930,021
Federal National Mortgage Association	6.00%	05/15/11	7,450	7,879,396
FICO Strip Principal	Zero	05/11/18	4,000	2,207,160
Tennessee Valley Authority, Series B	4.375%	06/15/15	9,850	9,545,014
Tennessee Valley Authority, Series B	5.88%	04/01/36	1,090	1,238,305

				86,885,094

U.S. Government Securities — 7.7%
United States Treasury Bonds(c)	5.375%	02/15/31	265	297,669
United States Treasury Bonds	5.50%	08/15/28	7,555	8,494,947
United States Treasury Bonds(c)	8.125%	05/15/21-08/15/21	1,504	2,084,234
United States Treasury Bonds	9.25%	02/15/16	2,245	3,111,166
United States Treasury Bonds	13.25%	05/15/14	5,600	7,131,690
United States Treasury Notes	1.875%	07/15/15	911	896,249
United States Treasury Notes(c)	4.125%	08/15/10	1,417	1,403,051
United States Treasury Notes(c)	4.375%	12/15/10	1,895	1,896,480
United States Treasury Notes(c)	4.50%	11/15/15	1,855	1,870,217
United States Treasury Strip Principal	Zero	05/15/19	3,295	1,779,863

				28,965,566

TOTAL LONG-TERM INVESTMENTS (cost $359,148,992)				357,289,857

SHORT-TERM INVESTMENTS — 17.7%			Shares
Mutual Funds — 17.7%
Dryden Core Investment Fund — Dryden Short-Term Bond Series(e)			3,121,934	31,216,839
Dryden Core Investment Fund — Taxable Money Market Series (includes $6,829,733 of cash collateral received for securities on loan) (Note 4)(d)(e)			35,897,716	35,897,716

TOTAL SHORT-TERM INVESTMENTS (cost $67,117,053)				67,114,555

SEE NOTES TO FINANCIAL STATEMENTS.

B53

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS (Continued)	Contracts	Value (Note 2)
OUTSTANDING OPTIONS PURCHASED
Call Option
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.25 (cost $49,925)	43	$18,006

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN (cost $426,315,970; Note 5)		424,422,418

OUTSTANDING OPTIONS WRITTEN
Call Option
U.S. Treasury Notes Futures, expiring 9/18/06 @ $95.75 (premium received $22,688)	43	(5,106)
TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 112.2% (cost $426,293,282; Note 5)		424,417,312
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(f) — (12.2%)		(46,254,963)

TOTAL NET ASSETS — 100.0%		$378,162,349

The following abbreviations are used in portfolio descriptions:

TBA	Securities purchased on a forward commitment basis

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(b)	Security segregated as collateral for futures contracts, options, swaps and TBAs.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $6,681,354; cash collateral of $6,829,733 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Investment Fund – Taxable Money Market Series and the Dryden Core Investment Fund – Dryden Short-Term Core Bond Series.

(f)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures and interest rate swaps as follows;

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation/ (Depreciation)
Long Positions:
220	Eurodollar Futures-90 Day	Mar. 06	$52,407,059	$52,373,750	$(33,309)
20	Fed Fund-30 Day	Apr. 06	7,946,090	7,946,469	379
234	U.S. Treasury 30 Yr Bonds	Mar. 06	26,232,589	26,719,875	487,286

					454,356

Short Positions:
359	U.S. Treasury 2 Yr Notes	Mar. 06	73,653,943	73,662,312	(8,369)
102	U.S. Treasury 5 Yr Notes	Mar. 06	10,820,459	10,847,063	(26,604)
209	U.S. Treasury 10 Yr Notes	Mar. 06	22,679,434	22,865,906	(186,472)

					(221,445)

					$232,911

Interest rate swap agreements outstanding at December 31, 2005:

Counterparty (1)	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	7/14/2010	$5,750	5.047%	3 month LIBOR	$48,453
Morgan Stanley Capital Services, Inc.	12/15/2015	1,900	5.047%	3 month LIBOR	29,198
Morgan Stanley Capital Services, Inc.	12/15/2025	1,900	5.250%	3 month LIBOR	55,308

					$132,959

(1)	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B54

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mortgage Backed Securities	44.0%
U.S. Government Agency Obligations	23.0
Mutual Funds (including 1.8% of collateral received for securities on loan)	17.7
U.S. Government Securities	7.7
Commercial Mortgage Backed Securities	6.5
Collateralized Mortgage Obligations	6.5
Asset Backed Securities	5.5
Corporate Bonds	1.3
Options	0.0

112.2
Liabilities in excess of other assets	(12.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B55

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 93.8% CORPORATE BONDS — 90.7%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 2.5%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50%	05/15/11	$2,750	$2,887,500
Argo Tech Corp., Sr. Notes	B3	9.25%	06/01/11	915	937,875
BE Aerospace, Inc., Sr. Sub Notes, Ser. B	Caa2	8.00%	03/01/08	1,150	1,150,000
BE Aerospace, Inc., Sr. Sub Notes, Ser. B	Caa2	8.875%	05/01/11	3,485	3,659,250
Bombardier, Inc., Notes(b)(k)	Ba2	6.30%	05/01/14	1,000	875,000
Esterline Technologies Corp., Sr. Sub Notes	B1	7.75%	06/15/13	4,500	4,702,500
K&F Acquisition, Inc., Gtd. Notes(b)	Caa1	7.75%	11/15/14	2,600	2,626,000
K&F Industry, Inc.(g)(i)	B2	6.92%	11/05/12	2,247	2,268,597
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625%	06/15/12	11,050	11,630,124
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	2,000	1,970,000
Sequa Corp., Sr. Notes	B1	8.875%	04/01/08	3,475	3,622,688
Sequa Corp., Sr. Notes	B1	9.00%	08/01/09	575	610,938
Standard Aero Holdings, Inc., Sr. Notes	Caa1	8.25%	09/01/14	2,050	1,681,000
TransDigm, Inc.(b)	B3	8.375%	07/15/11	2,300	2,420,750

					41,042,022

Airlines — 0.5%
AMR Corp., Deb. Notes	Caa2	10.00%	04/15/21	1,695	1,267,013
AMR Corp., MTN	CCC(h)	10.40%	03/15/11	2,000	1,655,000
AMR Corp., MTN	NR	10.55%	03/12/21	1,425	1,008,188
Calair Capital Corp., Gtd. Notes	Caa2	8.125%	04/01/08	1,978	1,718,387
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B	Ba2	6.748%	03/15/17	1,738	1,522,813
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-2, Class B	Ba2	7.566%	03/15/20	501	446,523

					7,617,924

Automotive — 6.3%
ArvinMeritor, Inc., Notes(b)	Ba2	8.75%	03/01/12	8,700	8,330,250
Dana Corp., Notes(b)	B1	6.50%	03/01/09	1,300	1,040,000
Ford Motor Credit Co., Notes(b)	Baa3	7.875%	06/15/10	19,115	17,201,435
General Motors Acceptance Corp., Notes	Ba1	6.125%	09/15/06	6,475	6,289,524
General Motors Acceptance Corp., Notes(b)	Ba1	6.75%	12/01/14	28,590	27,783,285
General Motors Acceptance Corp., Notes(b)	Ba1	6.875%	08/28/12	19,075	17,285,792
Goodyear Tire & Rubber Co.(The), Sr. Notes(k)	B3	9.00%	07/01/15	2,825	2,782,625
Lear Corp., Gtd. Notes, Ser. B(b)	Ba2	8.11%	05/15/09	2,765	2,573,402
Navistar International Corp., Sr. Notes	Ba3	7.50%	06/15/11	615	585,788
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375%	06/01/06	1,300	1,319,500
Tenneco Automotive, Inc., Gtd. Notes(b)	B3	8.625%	11/15/14	3,025	2,858,625
TRW Automotive, Inc., Sr. Notes(b)	Ba3	9.375%	02/15/13	4,594	4,973,005
TRW Automotive, Inc., Sr. Sub. Notes(b)	B1	11.00%	02/15/13	975	1,094,438
Visteon Corp., Sr. Notes(b)	B3	7.00%	03/10/14	5,810	4,488,225
Visteon Corp., Sr. Notes(b)	B3	8.25%	08/01/10	4,625	3,931,250

					102,537,144

Banking — 0.4%
Halyk Savings Bank of Kazakhstan, Notes (Kazahstan)(k)	Baa2	8.125%	10/07/09	1,305	1,396,350
Kazkommerts International BV, Gtd. Notes (Netherlands)(k)	Baa2	7.00%	11/03/09	1,685	1,728,810
Kazkommerts International BV, Gtd. Notes (Netherlands)(k)	Baa2	8.50%	04/16/13	3,360	3,660,384

					6,785,544

Building Materials & Construction — 2.0%
Beazer Homes USA, Inc., Sr. Notes	Ba1	8.625%	05/15/11	1,820	1,901,900
D.R. Horton, Inc., Gtd. Notes	Baa3	8.00%	02/01/09	3,000	3,197,232
D.R. Horton, Inc., Gtd. Notes	Baa3	8.50%	04/15/12	3,250	3,472,326
D.R. Horton, Inc., Sr. Notes	Ba1	9.375%	03/15/11	1,350	1,420,415
Goodman Global Holdings Co., Inc., Sr. Notes(i)(k)	B3	7.67%	06/15/12	4,060	4,019,400
K Hovnanian Enterprises, Inc., Gtd. Notes	Ba1	6.25%	01/15/15	3,500	3,293,875
KB HOME, Notes	Ba1	6.375%	08/15/11	700	700,526
KB HOME, Sr. Sub. Notes	Ba2	8.625%	12/15/08	2,800	2,974,084
KB HOME, Sr. Sub. Notes	Ba2	9.50%	02/15/11	250	262,980

SEE NOTES TO FINANCIAL STATEMENTS.

B56

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)		Value (Note 2)
Building Materials & Construction (cont’d.)
New Millenium Homes LLC, Sr. Notes(g)	NR	0.00%		12/31/07	$2,781		$2,224,800
Nortek, Inc., Sr. Sub. Notes	Caa1	8.50%		09/01/14	5,225		5,042,124
Toll Corp., Sr. Sub. Notes	Ba2	8.25%		02/01/11	4,150		4,331,563

							32,841,225

Cable — 3.5%
AT&T Broadband Corp., Notes	Baa2	8.375%		03/15/13	100	(j)	116
Cablevision Systems Corp., Sr. Notes, Ser. B(b)	B3	8.00%		04/15/12	875		818,125
Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon until 3/13/06 (Germany)(c)(g)	NR	16.00%	(l)	07/15/10	7,000		700
Charter Communications Bank(g)(i)	B2	7.25%		04/07/10	7,990		7,979,455
Charter Communications Holdings II LLC, Sr. Notes(b)	Caa1	10.25%		09/15/10	3,725		3,706,375
Charter Communications Holdings LLC, Gtd. Notes(k)	Ca	10.00%		05/15/14	2,517		1,428,398
Charter Communications Holdings LLC, Gtd. Notes (Zero Coupon until 5/15/06)(b)	Ca	11.75%	(l)	05/15/14	4,150		2,420,750
Charter Communications Holdings LLC, Gtd Notes	Ca	11.125%		01/15/14	1,515		882,488
Charter Communications Holdings LLC, Sec’d. Notes	Caa3	11.00%		10/01/15	6,848		5,752,319
Charter Communications Holdings LLC, Sr. Notes(b)	Ca	10.75%		10/01/09	4,650		3,464,250
Charter Communications Operating LLC, Sr. Notes(b)(k)	B2	8.375%		04/30/14	4,440		4,417,800
CSC Holdings, Inc., Debs.	B2	7.625%		07/15/18	3,800		3,610,000
CSC Holdings, Inc., Sr. Notes	B2	7.875%		12/15/07	3,775		3,841,063
CSC Holdings, Inc., Sr. Notes, Ser. B	B2	8.125%		07/15/09	3,350		3,383,500
Kabel Deutschland GMBH, Sr. Notes (Germany)(k)	B2	10.625%		07/01/14	3,295		3,467,988
Rogers Cable, Inc., Sec’d. Notes(b)	Ba3	6.75%		03/15/15	800		812,000
UPC Distribution Holdings Bank(g)(i)	B1	7.92%		11/04/11	5,000		5,054,999
Videotron Ltee, Gtd. Notes	Ba3	6.875%		01/15/14	3,000		3,037,500
Videotron Ltee, Notes(b)(k)	Ba3	6.375%		12/15/15	3,450		3,428,438

							57,506,264

Capital Goods — 5.5%
ALH Finance LLC, Sr. Sub. Notes(b)	B3	8.50%		01/15/13	2,680		2,525,900
Allied Waste of North America, Inc., Sr. Notes(b)	B2	5.75%		02/15/11	5,320		5,040,700
Allied Waste of North America, Inc., Sr. Notes(b)	B2	7.25%		03/15/15	900		909,000
Allied Waste of North America, Inc., Sr. Notes(b)	B2	7.875%		04/15/13	675		696,938
Allied Waste of North America, Inc., Sr. Notes(b)	B2	8.50%		12/01/08	8,200		8,609,999
Blount, Inc., Sr. Sub Notes	B3	8.875%		08/01/12	6,825		7,200,375
Case New Holland, Inc., Gtd. Notes	Ba3	9.25%		08/01/11	3,360		3,595,200
Columbus McKinnon Corp., Sr. Sub. Notes(k)	B3	8.875%		11/01/13	2,610		2,714,400
Hertz Corp., Sr. Notes(k)	B1	8.875%		01/01/14	9,275		9,448,905
Hertz Corp., Sr. Notes(b)(k)	B3	10.50%		01/01/16	5,825		5,999,750
Holt Group, Inc., Sr. Notes(c)(g)	NR	9.75%		01/15/06	800		2,000
Invensys PLC, Sr. Notes (United Kingdom)(k)	B3	9.875%		03/15/11	2,270		2,247,300
Johnsondiversey Holdings, Inc., Disc. Note, Zero Coupon until 5/15/07(k)	Caa1	10.67%	(l)	05/15/13	3,975		3,160,125
Johnsondiversey, Inc., Gtd. Notes(b)	Caa1	9.625%		05/15/12	725		728,625
Manitowoc Co., Inc., Sr. Sub. Notes	B2	10.50%		08/01/12	6,120		6,793,200
Mueller Group, Inc., Sr. Sub. Notes	Caa1	10.00%		05/01/12	1,465		1,556,563
Rexnord Corp., Gtd. Notes	B3	10.125%		12/15/12	3,575		3,843,125
Stena AB, Sr. Notes (Sweden)	Ba3	7.50%		11/01/13	5,175		4,968,000
Stena AB, Sr. Notes (Sweden)	Ba3	9.625%		12/01/12	3,050		3,313,063
Terex Corp., Gtd. Notes(b)	Caa1	7.375%		01/15/14	2,790		2,762,100
Terex Corp., Gtd. Notes	Caa1	9.25%		07/15/11	2,825		3,015,688
Terex Corp., Gtd. Notes	Caa1	10.375%		04/01/11	5,534		5,866,040
Trism, Inc., Gtd. Notes(c)(g)	NR	12.00%		02/15/05	1,305		3,262
United Rentals North America, Inc., Gtd. Notes(b)	B3	6.50%		02/15/12	1,800		1,752,750
United Rentals North America, Inc., Sr. Sub. Notes(b)	Caa1	7.75%		11/15/13	3,150		3,071,250

							89,824,258

Chemicals — 6.9%
BCI Finance Corp., Sec’d. Notes(i)(k)	B3	9.65%		07/15/10	4,125		4,176,563
Borden United States Finance Corp., Sr. Sec’d. Notes(i)(k)	B3	8.90%		07/15/10	1,500		1,507,500
Borden United States Finance Corp., Sr. Sec’d. Notes(k)	B3	9.00%		07/15/14	2,750		2,722,500

SEE NOTES TO FINANCIAL STATEMENTS.

B57

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals (cont’d.)
Equistar Chemicals LP, Gtd. Notes	B2	10.125%	09/01/08	$5,420	$5,880,700
Equistar Chemicals LP, Sr. Notes(b)	B2	10.625%	05/01/11	2,185	2,403,500
Huntsman International LLC, Gtd. Notes	B2	9.875%	03/01/09	8,850	9,336,749
Huntsman International LLC, Gtd. Notes	B3	10.125%	07/01/09	835	862,138
Huntsman International LLC, Gtd. Notes	Ba3	11.625%	10/15/10	5,301	6,036,514
IMC Global, Inc., Debs.(b)	B1	6.875%	07/15/07	2,500	2,537,500
IMC Global, Inc., Gtd. Notes, Ser. B	Ba3	10.875%	06/01/08	2,943	3,259,373
IMC Global, Inc., Gtd. Notes, Ser. B	Ba3	11.25%	06/01/11	10,599	11,393,924
IMC Global, Inc., Sr. Notes	Ba3	10.875%	08/01/13	2,000	2,297,500
ISP Chemco, Inc., Gtd. Notes, Ser. B	B1	10.25%	07/01/11	5,685	6,054,525
Koppers, Inc., Gtd. Notes	B2	9.875%	10/15/13	7,985	8,663,725
Lyondell Chemical Co., Gtd. Notes	B1	9.50%	12/15/08	6,362	6,670,142
Lyondell Chemical Co., Gtd. Notes(b)	B1	10.50%	06/01/13	4,500	5,113,125
Lyondell Chmeical Co., Sec’d. Notes, Ser. A	B1	9.625%	05/01/07	6,000	6,262,500
Nalco Co., Sr. Notes	B2	7.75%	11/15/11	2,450	2,517,375
Nalco Co., Sr. Sub. Notes(b)	Caa1	8.875%	11/15/13	4,050	4,242,375
Nell AF SARL, Sr. Notes (Luxembourg)(b)(k)	B2	8.375%	08/15/15	3,145	3,113,550
OM Group, Inc., Sr. Sub. Notes	Caa1	9.25%	12/15/11	2,140	2,091,850
PQ Corp., Gtd. Notes(b)(k)	B3	7.50%	02/15/13	1,395	1,297,350
Rhodia SA, Sr. Notes (France)(b)	B3	10.25%	06/01/10	2,245	2,458,275
Rhodia SA, Sr. Sub. Notes (France)(b)	Caa1	8.875%	06/01/11	4,585	4,699,625
Rockwood Specialties, Inc., Sr. Sub. Notes	B3	10.625%	05/15/11	2,633	2,886,426
Westlake Chemical Corp., Gtd. Notes	Ba2	8.75%	07/15/11	3,500	3,745,000

					112,230,304

Consumer — 1.7%
Alderwoods Group, Inc., Sr. Notes(k)	B2	7.75%	09/15/12	950	983,250
Coinmach Corp., Sr. Notes	B3	9.00%	02/01/10	1,967	2,060,433
Dycom Industries, Inc., Notes(b)(k)	Ba3	8.125%	10/15/15	3,625	3,625,000
Levi Strauss & Co., Sr. Notes(b)	Caa2	12.25%	12/15/12	4,005	4,465,574
Mac-Gray Corp., Sr. Notes	B1	7.625%	08/15/15	2,950	2,972,125
Playtex Products, Inc., Gtd. Notes(b)	Caa1	9.375%	06/01/11	3,965	4,153,338
Propex Fabrics, Inc., Gtd. Notes	Caa1	10.00%	12/01/12	925	825,563
Service Corp. International, Debs.	Ba3	7.875%	02/01/13	2,000	2,095,000
Service Corp. International, Notes	Ba3	6.50%	03/15/08	2,000	2,020,000
Service Corp. International, Sr. Notes(k)	Ba3	7.00%	06/15/17	2,100	2,084,250
Simmons Bedding Co., Sr. Sub Notes(b)	Caa1	7.875%	01/15/14	2,675	2,474,375

					27,758,908

Electric — 7.2%
AES Corp., Sec’d. Notes(k)	Ba3	8.75%	05/15/13	3,195	3,478,556
AES Corp., Sr. Notes(b)	B1	9.375%	09/15/10	9,200	10,050,999
AES Corp., Sr. Notes	B1	9.50%	06/01/09	1,325	1,431,000
AES Eastern Energy LP, Ser. 99-A	Ba1	9.00%	01/02/17	2,977	3,363,892
Aquila, Inc., Sr. Notes(b)	B2	9.95%	02/01/11	4,090	4,509,225
Beaver Valley II Funding Corp., Debs.	Baa3	9.00%	06/01/17	4,000	4,588,280
CMS Energy Corp., Sr. Notes(b)	B1	7.50%	01/15/09	3,290	3,388,700
CMS Energy Corp., Sr. Notes(b)	B1	8.50%	04/15/11	1,310	1,426,263
CMS Energy Corp., Sr. Notes	B1	9.875%	10/15/07	4,725	5,055,750
Dynegy Holdings, Inc., Debs.	B2	7.125%	05/15/18	675	600,750
Dynegy Holdings, Inc., Debs.	B2	7.625%	10/15/26	1,425	1,268,250
Dynegy Holdings, Inc., Sr. Notes(b)	B2	6.875%	04/01/11	1,210	1,191,850
Dynegy Holdings, Inc., Sr. Sec’d. Notes(k)	B1	9.875%	07/15/10	390	427,538
Dynegy Holdings, Inc., Sr. Sec’d. Notes(k)	B1	10.125%	07/15/13	5,695	6,435,350
Edison Mission Energy, Sr. Notes	B1	7.73%	06/15/09	6,140	6,339,550
Edison Mission Energy, Sr. Notes	B1	9.875%	04/15/11	720	839,700
Empresa Nacional de Electricidad S.A., Notes (Chile)	Ba1	8.35%	08/01/13	4,415	5,028,319
Empresa Nacional de Electricidad S.A., Notes (Chile)(b)	Ba1	8.625%	08/01/15	4,700	5,503,592
Homer City Funding LLC, Gtd. Notes	Ba2	8.14%	10/01/19	1,528	1,680,250

SEE NOTES TO FINANCIAL STATEMENTS.

B58

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Electric (cont’d.)
Midland Funding II, Bonds, Ser. B	B3	13.25%	07/23/06	$1,170	$1,212,001
Midwest Generation LLC, Pass-thru Certs., Ser. A(g)	B1	8.30%	07/02/09	3,225	3,362,063
Midwest Generation LLC, Pass-thru Certs., Ser. B	B1	8.56%	01/02/16	1,249	1,358,193
Midwest Generation LLC, Sr. Sec’d. Notes	B1	8.75%	05/01/34	4,625	5,093,281
Mirant Corp., Sr. Notes(c)(k)	NR	7.375%	07/15/04	1,825	2,263,000
Mirant North America LLC, Sr. Notes(b)(k)	B1	7.375%	12/31/13	1,500	1,516,875
Mission Energy Holdings Co., Sr. Sec’d. Notes	B2	13.50%	07/15/08	1,925	2,233,000
Nevada Power Co.	Ba1	8.25%	06/01/11	1,675	1,855,063
Nevada Power Co., Notes	Ba1	10.875%	10/15/09	172	187,910
NRG Energy, Inc.(k)	B1	8.00%	12/15/13	5,927	6,608,604
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,055	5,712,150
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. B(g)	B1	9.24%	07/02/17	1,791	1,915,876
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C	B1	9.681%	07/02/26	250	264,279
Reliant Energy, Inc., Sec. Notes(b)	B1	9.50%	07/15/13	6,110	6,125,275
Sierra Pacific Power Co., Gen. Ref. Mtge. Notes, Ser. A	Ba1	8.00%	06/01/08	1,505	1,572,725
Sierra Pacific Resources, Inc., Sr. Notes	B1	8.625%	03/15/14	1,530	1,655,443
TECO Energy, Inc., Sr. Notes(b)	Ba2	7.50%	06/15/10	3,800	4,047,000
Texas Genco Holdings Bank(g)(i)	Ba2	6.501%	12/14/11	1,562	1,563,238
Texas Genco Holdings Bank(g)(i)	Ba2	6.50%	12/14/11	646	647,316
Utilicorp, Gtd., Notes (Canada)(b)	B2	7.75%	06/15/11	1,990	2,034,775
York Power Funding, Sr. Sec’d. Notes (Cayman Islands)(c)(g)(k)(l)	D(h)	12.00%	10/30/07	540	46,709

					117,882,590

Energy – Other — 3.3%
Chesapeake Energy Corp., Gtd. Notes	Ba2	6.25%	01/15/18	2,650	2,597,000
Chesapeake Energy Corp., Gtd. Notes(b)	Ba2	7.75%	01/15/15	3,054	3,237,240
Chesapeake Energy Corp., Sr. Notes	Ba2	6.375%	06/15/15	3,950	3,950,000
Chesapeake Energy Corp., Sr. Notes	Ba2	7.00%	08/15/14	2,350	2,432,250
Compton Petroleum Corp., Sr. Notes(k)	B2	7.625%	12/01/13	2,100	2,147,250
Encore Acquisition Co., Sr. Sub. Notes	B2	6.25%	04/15/14	1,500	1,425,000
Forest Oil Corp., Sr. Notes	Ba3	8.00%	06/15/08	440	458,700
Hanover Equipment Trust, Sec’d. Notes	B2	8.50%	09/01/08	2,053	2,127,421
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.75%	09/01/11	3,445	3,643,088
Houston Exploration Corp., Sr. Sub. Notes	B2	7.00%	06/15/13	1,625	1,560,000
Kerr-McGee Corp., Sec’d. Notes	Ba3	6.95%	07/01/24	1,375	1,458,438
Magnum Hunter Resources, Sr. Notes	Ba3	9.60%	03/15/12	341	369,985
Newfield Exploration Co., Sr. Sub. Notes	Ba3	8.375%	08/15/12	6,235	6,671,449
Parker Drilling Co., Sr. Notes	B2	9.625%	10/01/13	4,030	4,498,488
Pogo Producing Co., Sr. Sub. Notes(k)	Ba3	6.875%	10/01/17	2,475	2,413,125
Premcor Refining Group, Inc., Gtd. Notes	Baa3	6.75%	05/01/14	1,635	1,717,402
Premcor Refining Group, Inc., Sr. Notes	Baa3	6.75%	02/01/11	1,600	1,694,781
Premcor Refining Group, Inc., Sr. Notes	Baa3	7.50%	06/15/15	675	719,570
Premcor Refining Group, Inc., Sr. Notes	Baa3	9.50%	02/01/13	3,055	3,405,250
Pride International, Inc., Sr. Notes	Ba2	7.375%	07/15/14	2,000	2,145,000
Vintage Petroleum, Inc., Sr. Sub Notes	B1	7.875%	05/15/11	4,800	5,015,999

					53,687,436

Foods — 1.6%
Agrilink Foods, Inc., Sr. Gtd. Notes	B3	11.875%	11/01/08	465	474,300
Ahold Finance USA, Inc., Notes	Ba2	8.25%	07/15/10	1,120	1,211,000
Del Monte Corp., Sr. Sub. Notes	B2	8.625%	12/15/12	2,700	2,868,750
Delhaize America, Inc., Gtd. Notes(b)	Ba1	8.125%	04/15/11	3,400	3,706,228
Dole Food Co., Inc., Sr. Notes	B2	8.625%	05/01/09	1,833	1,878,825
Dole Food Co., Inc., Sr. Notes	B2	7.25%	06/15/10	1,760	1,707,200
Dole Food Co., Inc., Sr. Notes	B2	8.875%	03/15/11	760	779,000
Dominos, Inc., Sr. Sub. Notes	B2	8.25%	07/01/11	1,276	1,333,420
National Beef Packing Co., LLC, Sr. Notes	B3	10.50%	08/01/11	2,275	2,354,625
Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75%	02/01/12	2,975	2,777,906
Smithfield Foods, Inc., Sr. Notes	Ba2	7.00%	08/01/11	2,770	2,825,400

SEE NOTES TO FINANCIAL STATEMENTS.

B59

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Foods (cont’d.)
Smithfield Foods, Inc., Sr. Notes(b)	Ba2	7.75%	05/15/13	$900	$951,750
Smithfield Foods, Inc., Sr. Notes	Ba2	8.00%	10/15/09	2,040	2,152,200
Stater Brothers Holdings, Inc., Sr. Notes(b)	B1	8.125%	06/15/12	1,265	1,252,350

					26,272,954

Foreign Agencies — 0.4%
Gazprom OAO, Notes(b)(k)	BB(h)	9.625%	03/01/13	3,750	4,523,438
Gazprom OAO, Sec.’d. Notes (Russia)	BB(h)	10.50%	10/21/09	1,720	1,991,416

					6,514,854

Gaming — 5.3%
Aztar Corp., Sr. Sub. Notes(b)	Ba3	7.875%	06/15/14	4,725	4,949,438
Boyd Gaming Corp., Sr. Sub. Notes(b)	B1	6.75%	04/15/14	1,200	1,191,000
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75%	04/15/12	1,500	1,608,750
CCM Merger, Inc., Notes(b)(k)	B3	8.00%	08/01/13	2,590	2,486,400
Circus Circus Enterprises, Inc., Sr. Notes	Ba2	6.45%	02/01/06	1,220	1,220,000
Greektown Holdings, Sr. Notes(k)	B3	10.75%	12/01/13	3,400	3,374,500
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B2	9.00%	03/15/12	2,530	2,675,475
Kerzner International Ltd., Sr. Sub. Notes(k)	B2	6.75%	10/01/15	1,170	1,137,825
Mandalay Resort Group, Sr. Sub. Notes	Ba3	9.375%	02/15/10	70	76,395
Mandalay Resort Group, Sr. Notes	Ba2	9.50%	08/01/08	1,950	2,113,313
MGM Grand, Inc., Gtd. Notes	Ba3	9.75%	06/01/07	9,051	9,537,490
MGM Mirage, Inc., Gtd. Notes	Ba2	6.00%	10/01/09	10,670	10,603,312
MGM Mirage, Inc., Gtd. Notes	Ba2	6.625%	07/15/15	7,770	7,750,574
MGM Mirage, Inc., Gtd. Notes(b)	Ba3	8.375%	02/01/11	1,292	1,382,440
MGM Mirage, Inc., Sr. Notes(k)	Ba2	5.875%	02/27/14	1,250	1,193,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	6.375%	07/15/09	1,400	1,408,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	8.00%	04/01/12	2,845	2,994,363
Park Place Entertainment Corp., Sr. Sub. Notes	Ba1	8.125%	05/15/11	3,230	3,565,113
Park Place Entertainment, Inc., Sr. Sub Notes	Ba1	9.375%	02/15/07	355	369,644
Penn National Gaming, Inc., Sr. Sub. Notes(k)	B3	6.75%	03/01/15	1,400	1,375,500
Seneca Gaming Corp., Sr. Notes(k)	B1	7.25%	05/01/12	5,375	5,408,594
Station Casinos, Inc., Sr. Notes	Ba2	6.00%	04/01/12	3,250	3,241,875
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.875%	03/01/16	1,850	1,891,625
Trump Entertainment Resorts, Inc., Sec’d. Notes(b)	Caa1	8.50%	06/01/15	7,215	7,034,625
Wynn Las Vegas LLC, 1st Mortgage Bond	B2	6.625%	12/01/14	7,700	7,488,250

					86,079,001

Health Care & Pharmaceutical — 8.2%
Accellent, Inc., Gtd. Notes(k)	Caa1	10.50%	12/01/13	10,050	10,301,249
Alliance Imaging, Inc., Sr. Sub. Notes(b)(k)	B3	7.25%	12/15/12	1,825	1,519,313
Columbia/HCA Healthcare Corp., Debs.	Ba2	7.50%	12/15/23	600	614,521
Columbia/HCA Healthcare Corp., MTN(b)	Ba2	8.70%	02/10/10	1,800	1,960,659
Columbia/HCA Healthcare Corp., MTN	Ba2	8.85%	01/01/07	259	267,089
Columbia/HCA Healthcare Corp., Notes	Ba2	9.00%	12/15/14	4,100	4,797,082
Concentra Operating Corp., Gtd. Notes	B3	9.125%	06/01/12	2,525	2,600,750
Concentra Operating Corp., Gtd. Notes	B3	9.50%	08/15/10	200	207,000
Coventry Health Care, Inc., Sr. Notes(g)	Ba1	8.125%	02/15/12	2,675	2,842,188
Elan Finance PLC, Sr. Notes (Ireland)(b)(k)	B3	7.75%	11/15/11	7,375	6,895,625
Elan Finance PLC, Sr. Notes (Ireland)(k)	B3	8.34%	11/15/11	1,300	1,235,000
HCA, Inc., Notes	Ba2	5.25%	11/06/08	2,000	1,973,648
HCA, Inc., Notes	Ba2	5.50%	12/01/09	5,000	4,938,180
HCA, Inc., Notes(b)	Ba2	6.375%	01/15/15	4,000	4,043,336
HCA, Inc., Notes	Ba2	7.125%	06/01/06	3,830	3,861,406
HCA, Inc., Notes	Ba2	8.36%	04/15/24	2,000	2,180,598
HCA, Inc., Notes	Ba2	8.75%	09/01/10	2,200	2,433,193
HEALTHSOUTH Corp., Notes(b)	NR	7.625%	06/01/12	1,850	1,877,750
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	7.375%	10/01/06	750	753,750
HEALTHSOUTH Corp., Sr. Notes(c)	NR	8.50%	02/01/08	1,580	1,591,850

SEE NOTES TO FINANCIAL STATEMENTS.

B60

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Health Care & Pharmaceutical (cont’d.)
Iasis Healthcare LLC, Sr. Sub. Notes	B3	8.75%	06/15/14	$3,400	$3,570,000
Inverness Medical Innovations, Inc., Sr. Sub. Notes(b)	Caa3	8.75%	02/15/12	2,655	2,694,825
Medco Health Solutions, Inc., Sr. Notes	Ba1	7.25%	08/15/13	3,855	4,234,779
MedQuest, Inc., Sr. Sub. Notes	Caa1	11.875%	08/15/12	4,790	4,622,350
OMEGA Healthcare Investors, Inc., Notes	B1	6.95%	08/01/07	6,000	6,172,500
Omnicare, Inc., Notes	Ba3	6.875%	12/15/15	4,500	4,567,500
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125%	06/01/13	2,500	2,456,250
Res-Care, Inc., Sr. Notes(k)	B1	7.75%	10/15/13	4,800	4,800,000
Select Medical Corp., Sr. Sub. Notes	B3	7.625%	02/01/15	1,800	1,732,500
Senior Housing Properties Trust, Sr. Notes	Ba2	7.875%	04/15/15	2,000	2,090,000
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625%	01/15/12	2,730	2,989,350
Skilled Healthcare Group, Inc., Notes(k)	Caa1	11.00%	01/15/14	5,665	5,721,650
Tenet Healthcare Corp., Sr. Notes(b)(k)	B3	9.25%	02/01/15	3,610	3,582,925
Vanguard Health Holdings Co. II, Sr. Sub. Notes	Caa1	9.00%	10/01/14	7,675	8,154,688
Ventas Realty LP, Sr. Notes(b)	Ba2	7.125%	06/01/15	4,500	4,725,000
Ventas Realty LP, Sr. Notes	Ba2	8.75%	05/01/09	2,000	2,160,000
Ventas Realty LP, Sr. Notes	Ba2	9.00%	05/01/12	4,148	4,728,720
Warner Chilcott Corp., Gtd. Notes(k)	Caa1	8.75%	02/01/15	10,675	9,821,000

					135,718,224

Lodging — 3.6%
Felcor Lodging LP, Gtd. Notes(b)	B1	9.00%	06/01/11	6,275	6,871,125
Felcor Lodging LP, Sr. Notes(i)	B1	8.825%	06/01/11	1,875	1,950,000
Felcor Suites LP, Gtd. Notes(b)	B1	7.625%	10/01/07	950	971,375
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	2,000	2,095,000
HMH Properties, Inc., Sr. Gtd. Notes, Ser. B	Ba2	7.875%	08/01/08	632	639,110
Host Marriott LP, Sr. Gtd. Notes	Ba2	9.50%	01/15/07	6,350	6,572,250
Host Marriott LP, Sr. Notes	Ba2	7.00%	08/15/12	8,150	8,353,749
Host Marriott LP, Sr. Notes(b)	Ba2	7.125%	11/01/13	3,890	4,045,600
La Quinta Properties, Inc., Sr. Notes	Ba2	7.00%	08/15/12	1,775	1,921,438
La Quinta Properties, Inc., Sr. Notes	Ba2	8.875%	03/15/11	3,725	4,046,281
Royal Caribbean Cruises, Ltd., Debs.	Ba1	7.50%	10/15/27	1,050	1,124,813
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba1	6.875%	12/01/13	6,275	6,646,104
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba1	8.75%	02/02/11	1,150	1,299,500
Starwood Hotels & Resorts Worldwide, Inc., Debs.	Ba1	7.375%	11/15/15	2,850	3,092,250
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.375%	05/01/07	5,900	6,018,000
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12	2,235	2,464,088

					58,110,683

Media & Entertainment — 6.0%
AMC Entertainment, Inc., Gtd. Notes(b)	B2	8.625%	08/15/12	2,125	2,220,625
AMC Entertainment, Inc., Sr. Sub. Notes	B3	8.00%	03/01/14	675	610,875
Cinemark USA, Inc., Sr. Sub. Notes	B3	9.00%	02/01/13	850	898,875
Dex Media East LLC, Gtd.(b)	B1	12.125%	11/15/12	7,298	8,538,659
Dex Media West LLC, Sr. Sub. Notes	B2	9.875%	08/15/13	7,725	8,574,749
Dex Media, Inc., Notes	B3	8.00%	11/15/13	2,825	2,881,500
DirecTV Holdings LLC, Sr. Sub. Notes	Ba2	6.375%	06/15/15	2,777	2,714,518
Echostar DBS Corp., Gtd. Notes	Ba3	6.625%	10/01/14	2,800	2,684,500
EchoStar DBS Corp., Sr. Notes	Ba3	9.125%	01/15/09	3,371	3,526,909
Gray Television, Inc., Sr. Sub. Notes	Ba3	9.25%	12/15/11	4,605	4,915,838
Intelsat Bermuda Ltd., Sr. Notes(k)	B2	8.25%	01/15/13	7,610	7,686,099
Intrawest Corp., Sr. Notes	B1	7.50%	10/15/13	5,300	5,366,250
Loews Cineplex Entertainment Corp., Gtd. Notes	B3	9.00%	08/01/14	2,175	2,196,750
Medianews Group, Inc., Sr. Sub. Notes	B2	6.375%	04/01/14	2,375	2,190,938
Medianews Group, Inc., Sr. Sub. Notes	B2	6.875%	10/01/13	1,375	1,314,844
Morris Publishing Group LLC, Gtd. Notes	B1	7.00%	08/01/13	1,050	990,938
New Skies Satellites NV(g)	B1	7.582%	04/26/11	417	419,195
New Skies Satellites NV, Sr. Notes (Netherlands)(i)	B3	9.572%	11/01/11	1,325	1,378,000
New Skies Satellites NV, Sr. Sub. Notes (Netherlands)(b)	Caa1	9.125%	11/01/12	1,425	1,522,969

SEE NOTES TO FINANCIAL STATEMENTS.

B61

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)	Value (Note 2)
Media & Entertainment (cont’d.)
PRIMEDIA, Inc., Sr. Notes	B2	8.875%		05/15/11	$2,000	$1,845,000
PRIMEDIA, Inc., Sr. Notes	B2	9.72%		05/15/10	2,145	2,061,881
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%		07/15/11	4,700	5,087,750
Quebecor Media, Inc., Sr. Discount Notes, Zero Coupon until (7/15/06) (Canada)	B2	13.75%	(l)	07/15/11	5,855	6,052,606
R.H. Donnelley Finance Corp., Gtd. Notes	B2	10.875%		12/15/12	3,795	4,278,863
Rainbow National Services LLC, Sr. Notes(k)	B2	8.75%		09/01/12	2,000	2,130,000
Rainbow National Services LLC, Sr. Sub. Notes(k)	B3	10.375%		09/01/14	325	364,000
Sinclair Broadcast Group, Inc., Gtd. Notes	B2	8.75%		12/15/11	2,500	2,631,250
Six Flags, Inc., Sr. Notes	Caa1	9.625%		06/01/14	1,845	1,794,263
Susquehanna Media Co., Sr. Sub. Notes	B1	7.375%		04/15/13	900	958,500
Universal City Florida Holding Company I, Sr. Notes(b)	B3	8.375%		05/01/10	4,050	3,958,875
Vail Resorts, Inc., Sr. Sub. Notes	B2	6.75%		02/15/14	2,295	2,295,000
Vertis, Inc., Gtd. Notes, Ser. B(b)	Caa1	10.875%		06/15/09	900	886,500
Vertis, Inc., Sec’d. Notes	B3	9.75%		04/01/09	3,765	3,901,481

						98,879,000

Metals — 3.5%
AK Steel Corp., Gtd. Notes	B1	7.75%		06/15/12	2,932	2,646,130
AK Steel Corp., Gtd. Notes(b)	B1	7.875%		02/15/09	712	676,400
Arch Western Finance LLC, Sr. Notes(b)	Ba3	6.75%		07/01/13	3,635	3,703,156
Century Aluminum Co., Gtd. Notes	B1	7.50%		08/15/14	6,225	6,131,625
Chaparral Steel Co., Gtd. Notes(b)	B1	10.00%		07/15/13	3,800	4,094,500
CSN Islands VII Corp., Gtd. Notes (Cayman Islands)(k)	B1	10.75%		09/12/08	4,945	5,470,406
Gerdau AmeriSteel Corp., Sr. Notes(b)	Ba3	10.375%		07/15/11	3,300	3,638,250
Ispat Inland ULC, Sec’d. Notes (Canada)	Ba1	9.75%		04/01/14	3,489	3,951,293
Massey Energy Co., Sr. Notes	B1	6.625%		11/15/10	250	254,063
Metals USA, Sec’d. Notes(k)	B3	11.125%		12/01/15	3,800	3,895,000
Novelis, Inc., Sr. Notes(k)	B1	7.50%		02/15/15	6,815	6,354,987
Oregon Steel Mills, Inc., Gtd. Notes(b)	Ba3	10.00%		07/15/09	7,525	8,051,749
Peabody Energy Corp., Sr. Notes(b)	Ba3	5.875%		04/15/16	1,450	1,411,938
Russel Metals, Inc., Sr. Notes (Canada)	Ba3	6.375%		03/01/14	1,000	970,000
Ryerson Tull, Inc., Sr. Notes(b)	B2	8.25%		12/15/11	2,485	2,416,663
United States Steel Corp., Sr. Notes	Ba2	10.75%		08/01/08	1,900	2,099,500
Wise Metals Group LLC, Sec’d. Notes	Caa1	10.25%		05/15/12	1,000	760,000

						56,525,660

Non Captive Finance — 0.7%
Galaxy Entertainment Finance Co., Notes(b)(k)	B1	9.875%		12/15/12	3,000	3,045,000
Residential Capital Corp., Sr. Notes	Baa3	6.375%		06/30/10	4,800	4,877,352
Stripes Acquisition LLC, Sr. Notes(k)	B2	10.625%		12/15/13	3,775	3,831,625

						11,753,977

Packaging — 2.8%
Berry Plastics Corp., Gtd. Notes	B3	10.75%		07/15/12	4,945	5,315,875
Crown Americas, Sr. Notes(b)(k)	B1	7.625%		11/15/13	8,000	8,300,000
Crown Cork & Seal PLC, Notes (United Kingdom)(b)	B2	7.00%		12/15/06	1,850	1,868,500
Graham Packaging Co., Inc.(b)(k)	Caa1	8.50%		10/15/12	2,200	2,167,000
Graham Packaging Co., Inc.(b)(k)	Caa2	9.875%		10/15/14	3,925	3,826,875
Greif Brothers Corp., Sr. Sub. Notes	B1	8.875%		08/01/12	8,925	9,505,125
Owens-Brockway, Sr. Sec’d. Notes(b)	B1	7.75%		05/15/11	4,250	4,435,938
Owens-Brockway, Sr. Sec’d. Notes	B1	8.75%		11/15/12	7,755	8,336,625
Silgan Holdings, Inc., Sr. Sub. Notes(b)	B1	6.75%		11/15/13	2,825	2,810,875

						46,566,813

Paper — 2.7%
Abitibi-Consolidated, Inc., Deb. Notes (Canada)(b)	B1	8.85%		08/01/30	1,500	1,282,500
Abitibi-Consolidated, Inc., Gtd. Notes (Canada)(b)	B1	8.375%		04/01/15	3,325	3,183,688
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B1	5.25%		06/20/08	1,200	1,140,000
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B1	6.00%		06/20/13	2,270	1,923,825

SEE NOTES TO FINANCIAL STATEMENTS.

B62

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Paper (cont’d.)
Ainsworth Lumber Co., Ltd., Gtd. Notes (Canada)(i)	B2	7.25%	10/01/12	$100	(j)	$90,000
Ainsworth Lumber Co., Ltd., Gtd. Notes (Canada)	B2	8.28%	10/01/10	1,100		1,072,500
Ainsworth Lumber Co., Sr. Notes (Canada)	B2	6.75%	03/15/14	4,380		3,755,850
Caraustar Industries, Inc., Sec. Notes(b)	Caa1	9.875%	04/01/11	2,100		2,142,000
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	4,600		4,185,999
Cellu Tissue Holdings, Inc., Sr. Sec’d Notes(b)	B2	9.75%	03/15/10	4,000		3,960,000
Domtar, Inc., Notes	B1	7.875%	10/15/11	650		598,000
Georgia-Pacific Corp., Debs.	Ba2	7.375%	12/01/25	1,000		900,000
Georgia-Pacific Corp., Debs.(g)	Ba2	7.50%	05/15/06	3,650		3,672,813
Georgia-Pacific Corp., Notes	Ba2	8.875%	05/15/31	980		982,450
Jefferson Smurfit Corp., Gtd. Notes(b)	B2	7.50%	06/01/13	4,005		3,684,600
Jefferson Smurfit Corp., Gtd. Notes	B2	8.25%	10/01/12	620		595,200
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B2	7.75%	11/15/13	2,670		1,989,150
Norampac, Inc., Sr. Notes (Canada)	Ba2	6.75%	06/01/13	2,575		2,484,875
Norske Skog Canada LTD., Gtd. Notes (Canada)	B1	8.625%	06/15/11	1,265		1,208,075
Stone Container Corp., Sr. Notes(b)	B2	8.375%	07/01/12	3,040		2,941,200
Tembec Industries, Inc., Sr. Notes (Canada)	B3	7.75%	03/15/12	4,415		2,362,025

						44,154,750

Pipelines & Other — 3.4%
ANR Pipeline, Co., Notes(i)	B1	8.875%	03/15/10	50		53,436
El Paso Corp., Sr. Notes(b)	Caa1	7.00%	05/15/11	8,505		8,441,213
El Paso Production Holdings Corp., Gtd. Notes	B3	7.75%	06/01/13	9,415		9,768,062
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75%	05/01/14	1,175		1,110,375
Holly Energy Partners LP, Gtd. Notes	Ba3	6.25%	03/01/15	2,000		1,937,500
Inergy LP, Sr. Notes	B1	6.875%	12/15/14	3,000		2,730,000
Pacific Energy Partners LP, Sr. Notes	Ba2	7.125%	06/15/14	1,975		2,034,250
Southern Natural Gas Co., Sr. Notes	B1	8.875%	03/15/10	2,900		3,099,274
Tennessee Gas Pipeline Co., Debs.	B1	7.00%	10/15/28	5,655		5,686,133
Tennessee Gas Pipeline Co., Debs.(b)	B1	7.625%	04/01/37	4,615		4,859,124
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	1,385		1,360,763
Williams Cos., Inc., Debs.(b)	B1	7.50%	01/15/31	2,075		2,147,625
Williams Cos., Inc., Notes(b)	B1	7.125%	09/01/11	4,475		4,648,406
Williams Cos., Inc., Sr. Notes	B1	7.75%	06/15/31	1,925		2,030,875
Williams Cos., Inc., Sr. Unsec’d. Notes	B1	8.125%	03/15/12	5,045		5,499,050

						55,406,086

Railroads — 0.2%
Kansas City Southern Railway, Sr. Notes	B2	7.50%	06/15/09	2,750		2,839,375

Retailers — 1.6%
Asbury Automotive Group, Inc., Sr. Sub. Notes(b)	B3	8.00%	03/15/14	1,800		1,719,000
GSC Holdings, Gtd. Notes(b)(k)	Ba3	7.875%	10/01/11	1,200		1,188,000
GSC Holdings, Gtd. Notes(b)(k)	Ba3	8.00%	10/01/12	2,395		2,251,300
JC Penney Co., Inc., Notes	Ba1	6.875%	10/15/15	225		243,600
JC Penney Co., Inc., Notes	Ba1	9.00%	08/01/12	525		617,696
JC Penney Co., Inc., Sr. Unsec’d. Notes	Ba1	8.00%	03/01/10	2,350		2,573,830
Neiman Marcus Group, Gtd. Notes(b)(k)	B3	10.375%	10/15/15	5,425		5,513,156
Pantry, Inc., Sr. Sub. Notes(b)	B3	7.75%	02/15/14	3,025		3,025,000
Rite Aid Corp., Sr. Sec’d. Notes(b)	B2	7.50%	01/15/15	3,075		2,905,875
Rite Aid Corp., Sr. Sec’d. Notes(b)	B2	8.125%	05/01/10	4,695		4,777,163
Sonic Automotive, Inc., Sr. Sub. Notes	B2	8.625%	08/15/13	1,905		1,843,088

						26,657,708

Structured Notes — 0.1%
Dow Jones CDX High Yield Trust, Pass Thru Certificates, Ser. 5-T2(b)	BA3	7.25%	12/29/10	1,000		988,750

Technology — 5.2%
Amkor Technology, Inc., Sr. Notes(b)	Caa1	7.125%	03/15/11	800		704,000
Ampex Corp., Sec’d. Notes(c)(g)	NR	12.00%	08/15/08	636		158,993

SEE NOTES TO FINANCIAL STATEMENTS.

B63

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Technology (cont’d.)
Avago Technologies, Sr. Notes(b)(k)	B3	10.125%	12/01/13	$5,400	$5,548,500
Avago Technologies, Sr. Sub. Notes(b)(k)	Caa2	11.875%	12/01/15	4,750	4,785,625
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.25%	11/15/14	2,900	2,860,125
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)(b)	Ba2	6.50%	05/15/13	6,140	6,239,775
Freescale Semiconductor, Inc., Sr. Notes(b)	Ba1	7.125%	07/15/14	6,465	6,885,225
Iron Mountain, Inc., Gtd. Notes	Caa1	8.625%	04/01/13	3,875	4,039,688
Nortel Networks Corp., Gtd. (Canada)	B3	4.25%	09/01/08	2,175	2,039,063
Nortel Networks Ltd., Notes (Canada)(b)	B3	6.125%	02/15/06	2,960	2,960,000
Sanmina-SCI Corp., Gtd. Notes(b)	B1	6.75%	03/01/13	1,440	1,369,800
Sanmina-SCI Corp., Gtd. Notes	Ba2	10.375%	01/15/10	7,085	7,828,925
Seagate Technology, Gtd. Notes (Cayman Islands)	Ba2	8.00%	05/15/09	8,700	9,135,000
STATS ChipPAC Ltd., Gtd. Notes	Ba2	6.75%	11/15/11	1,810	1,746,650
SunGard Data Systems, Inc., Sr. Sub. Notes(b)(k)	Caa1	10.25%	08/15/15	18,050	18,049,999
SunGard Data Systems, Inc., Sr. Unsec’d. Notes(k)	B3	8.52%	08/15/13	2,000	2,070,000
SunGard Data Systems, Inc., Sr. Unsec’d. Notes(b)(k)	B3	9.125%	08/15/13	1,750	1,811,250
UGS Corp., Gtd. Notes	B3	10.00%	06/01/12	2,115	2,305,350
Unisys Corp., Sr. Notes(b)	Ba3	6.875%	03/15/10	500	462,500
Unisys Corp., Sr. Notes(b)	Ba3	8.00%	10/15/12	765	707,625
Unisys Corp., Sr. Notes(b)	Ba3	8.50%	10/15/15	1,800	1,665,000
Xerox Corp., Gtd. Notes	Ba2	9.75%	01/15/09	590	652,688
Xerox Corp., Sr. Notes	Ba2	6.875%	08/15/11	1,350	1,397,250

					85,423,031

Telecommunications — 5.5%
Alamosa Delaware, Inc., Gtd. Notes	Caa1	11.00%	07/31/10	2,650	2,987,875
Alamosa Delaware, Inc., Sr. Notes	Caa1	8.50%	01/31/12	3,650	3,946,563
American Cellular Corp., Sr. Notes, Ser. B	B3	10.00%	08/01/11	1,000	1,085,000
AT&T Corp., Sr. Notes	A2	9.05%	11/15/11	2,627	2,907,629
AT&T Corp., Sr. Notes(b)	A2	9.75%	11/15/31	1,500	1,884,186
Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)(g)	NR	12.75%	05/15/05	900	153,000
Centennial Communications Corp., Sr. Notes	B3	8.125%	02/01/14	2,875	2,918,125
Cincinnati Bell, Inc., Gtd. Notes(b)	B1	7.25%	07/15/13	1,325	1,378,000
Cincinnati Bell, Inc., Sr. Sub. Notes	B3	8.375%	01/15/14	1,105	1,087,044
Citizens Communications Co., Notes	Ba3	9.25%	05/15/11	2,855	3,147,638
Citizens Communications Co., Sr. Notes(b)	Ba3	6.25%	01/15/13	4,400	4,257,000
Dobson Cellular Systems, Inc., Sec’d. Notes	B2	8.375%	11/01/11	1,400	1,485,750
Dobson Cellular Systems, Inc., Sec’d. Notes	B2	9.00%	11/01/11	1,650	1,716,000
Dobson Communications Co., Notes(b)(k)	Caa2	8.40%	10/15/12	975	970,125
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25%	08/15/13	2,105	2,252,350
Hawaiian Telcom Communications, Inc., Sr. Notes(k)	B3	9.95%	05/01/13	3,350	3,232,750
Hawaiian Telcom Communications, Inc., Sr. Sub. Notes(k)	Caa1	12.50%	05/01/15	3,750	3,506,250
MCI, Inc., Sr. Notes	Ba3	7.69%	05/01/09	4,041	4,172,333
MCI, Inc., Sr. Notes	Ba3	8.74%	05/01/14	5,463	6,043,444
Nextel Partners, Inc., Sr. Notes(b)	Ba3	8.125%	07/01/11	5,875	6,278,905
Qwest Communications International, Inc., Sr. Notes(b)(k)	B2	7.50%	02/15/14	6,225	6,396,187
Qwest Corp., Sr. Notes(k)	Ba3	7.625%	06/15/15	3,150	3,370,500
Qwest Services Corp., Sr. Notes	Ba3	7.875%	09/01/11	6,110	6,583,524
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada)	Ba3	6.375%	03/01/14	4,000	4,010,000
Rogers Wireless Communications, Inc., Sec’d. Notes (Canada)	Ba3	9.625%	05/01/11	1,300	1,495,000
Rogers Wireless Communications, Inc., Sr. Sub. Notes (Canada)(b)	B2	8.00%	12/15/12	425	449,969
Rural Cellular Corp., Sr. Sub. Notes(b)(k)	Caa2	10.04%	11/01/12	2,500	2,518,750
SBA Communications Corp., Sr. Notes	Caa1	8.50%	12/01/12	2,148	2,384,280
Triton PCS, Inc., Gtd. Notes	Caa1	8.50%	06/01/13	1,570	1,460,100
U.S. Unwired, Inc., Sec’d. Notes(i)	B2	8.741%	06/15/10	1,275	1,310,063
Ubiquitel Operating Co., Sr. Notes	Caa1	9.875%	03/01/11	4,300	4,762,250

					90,150,590

Tobacco — 0.1%
RJ Reynolds Tobacco Holdings, Inc., Notes(k)	Ba2	6.50%	07/15/10	2,000	1,990,000

TOTAL CORPORATE BONDS (cost $1,470,750,384)					1,483,745,275

SEE NOTES TO FINANCIAL STATEMENTS.

B64

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

FOREIGN GOVERNMENT OBLIGATIONS — 1.6%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Federal Republic of Argentina(i)	B3	3.00%	04/30/13	$5,245	$4,224,323
Federal Republic of Argentina(i)	B3	4.005%	08/03/12	3,133	2,751,582
Federal Republic of Brazil	Ba3	8.75%	02/04/25	3,350	3,701,750
Federal Republic of Brazil(b)	Ba3	10.00%	08/07/11	1,920	2,232,000
Federal Republic of Colombia(b)	Ba2	10.00%	01/23/12	3,352	3,988,880
Federal Republic of Peru(b)	Ba3	8.375%	05/03/16	3,330	3,654,675
Federal Republic of Philippines(b)	B1	9.375%	01/18/17	5,015	5,742,175

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $24,570,425)					26,295,385

COMMON STOCKS — 0.7%				Shares
Adelphia Business Solutions, Inc. (Class “B” Stock)(a)(f)(g)				25,755	424,958
Classic Communications, Inc.(a)(g)				6,000	60
IMPSAT Fiber Networks, Inc. (Argentina)(a)				29,831	206,132
Kaiser Group Holdings, Inc.(a)				34,546	1,347,294
Liberty Global, Inc.(a)				45,844	971,893
Liberty Media, Inc.(a)				45,844	1,031,490
Netia SA (Poland)				302,168	530,225
NTL, Inc.(a)(b)				12,930	880,274
Premium Standard Farms, Inc.				17,260	258,210
Telewest Global, Inc. (United Kingdom)(a)				189,591	4,516,057
Telus Corp.(a)				42,866	1,725,785
Trism, Inc.(a)(g)				82,628	83
York Research Corp.(a)(f)(g)				4,155	4

TOTAL COMMON STOCKS (cost $10,114,395)					11,892,465

PREFERRED STOCKS — 0.8%
Adelphia Communications Corp., PIK, 13.00%(a)(g)				5,000	1,250
AmeriKing, Inc., PIK, 13.00%(a)(g)				36,672	37
Eagle-Picher Holdings, Inc., 11.75%(a)(g)				170	17,000
McLeodUSA, Inc., 2.50%(a)				18,063	1,084
New Millenium Homes LLC(a)(g)				3,000	30
Paxson Communications, Inc., PIK, 14.25%(a)				1,148	9,987,599
PTV, Inc., Ser. A, 10.00%(a)				13	27
World Access, Inc., 13.25%(a)(g)				1,435	4
Xerox Corp., 6.25%(a)				16,920	2,071,008

TOTAL PREFERRED STOCKS (cost $19,536,662)					12,078,039

WARRANTS(a) — 0.0%			Expiration Date	Units
Allegiance Telecommunications, Inc.(g)			02/03/08	3,800	4
GT Group Telecommunications, Inc. (Canada)(k)(g)			02/01/10	3,050	3
ICON Fitness Corp.(g)			09/27/09	18,093	181
McLeodUSA, Inc.			04/16/07	40,027	236
Price Communications Corp.(g)			08/01/07	6,880	281,460
Sterling Chemical Holdings, Inc.(g)			08/15/08	560	1
TVN Entertainment(g)			08/21/11	9,347	5,421
Verado Holdings, Inc., Ser. B			04/15/08	1,175	790
Versatel Telecommunications(g)			05/15/05	2,000	2
Viasystems Group, Inc.(g)			01/31/10	45,109	5
XM Satellite Radio, Inc.(g)(k)			03/15/10	5,005	5

TOTAL WARRANTS (cost $4,213,592)					288,108

TOTAL LONG TERM INVESTMENTS (cost $1,529,185,458)					1,534,299,272

SEE NOTES TO FINANCIAL STATEMENTS.

B65

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

SHORT-TERM INVESTMENTS — 26.3%	Shares	Value
MUTUAL FUNDS — 26.3%
Dryden Core Investment Fund — Short-Term Bond Series(e)	2,925,151	$29,249,174
Dryden Core Investment Fund — Taxable Money Market Series (includes $359,435,840 of cash collateral for securities lending) (Note 4)(d)(e)	400,940,546	400,940,546

TOTAL SHORT TERM INVESTMENTS (cost $430,192,060)		430,189,720

TOTAL INVESTMENTS — 120.1% (cost $1,959,377,518; Note 5)		1,964,488,992
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (20.1%)		(328,739,852)

TOTAL NET ASSETS — 100.0%		$1,635,749,140

The following abbreviations are used in portfolio descriptions:

LLC	Limited Liability Company
LP	Limited Partnership
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $349,931,181; cash collateral of $359,435,840 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents issuer in default on interest payments, non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Dryden Short-Term Bond Series.

(f)	Indicates a fair valued security.

(g)	Indicates a security that has been deemed illiquid.

(h)	Standard & Poor’s rating.

(i)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(j)	Amount is actual; not rounded to thousands.

(k)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyer, unless otherwise noted 144A securities are deemed to be liquid.

(l)	Interest rate reflected represents the rate that would be in effect from the date the bond steps up from zero to an interest paying bond.

(m)	Liabilities in excess of other assets include interest rate swap as follows:

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Depreciation
				Lear Corp.,
Morgan Stanley Capital Services Inc*	09/20/10	$2,500	4.20%	8.11%, 05/15/08	$(215,970)

*	Portfolio pays the floating rate and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B66

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Funds (including 22.0% of collateral received for securities on loan)	26.3%
Health Care & Pharmaceutical	8.2
Electric	7.2
Chemicals	6.9
Automotive	6.3
Media & Entertainment	6.0
Capital Goods	5.5
Telecommunications	5.5
Gaming	5.3
Technology	5.2
Lodging	3.6
Cable	3.5
Metals	3.5
Pipelines & Others	3.4
Energy — Other	3.3
Packaging	2.8
Paper	2.7
Aerospace/Defense	2.5
Building Materials & Construction	2.0
Consumer	1.7
Foods	1.6
Retailers	1.6
Foreign Government Obligations	1.6
Preferred Stocks	0.8
Common Stocks	0.7
Non Captive Finance	0.7
Airlines	0.5
Banking	0.4
Foreign Agencies	0.4
Railroads	0.2
Structured Notes	0.1
Tobacco	0.1
Warrants	0.0
Swaps	0.0

120.1
Liabilities in excess of other assets	(20.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B67

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 99.2%		Value (Note 2)
COMMON STOCKS	Shares
Beverages — 1.3%
PepsiCo, Inc.	507,200	$29,965,376

Biotechnology — 6.1%
Amgen, Inc.(a)(b)	652,300	51,440,378
Genentech, Inc.(a)	521,100	48,201,750
Gilead Sciences, Inc.(a)	769,600	40,504,048

		140,146,176

Capital Markets — 4.7%
Charles Schwab Corp. (The)	2,649,900	38,874,033
Goldman Sachs Group, Inc. (The)	214,000	27,329,940
Merrill Lynch & Co., Inc.(The)	629,500	42,636,035

		108,840,008

Commercial Banks — 1.5%
Bank of America Corp.(b)	753,100	34,755,565

Communications Equipment — 3.7%
Cisco Systems, Inc.(a)	1,410,600	24,149,472
Nokia Corp., ADR (Finland)	1,657,900	30,339,570
QUALCOMM, Inc.	710,800	30,621,264

		85,110,306

Computers & Peripherals — 3.0%
Apple Computer, Inc.(a)	635,500	45,686,095
EMC Corp.(a)	1,720,500	23,433,210

		69,119,305

Consumer Finance — 2.6%
American Express Co.	1,154,600	59,415,716

Diversified Financial Services — 1.2%
J.P.Morgan Chase & Co.	715,400	28,394,226

Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(a)	574,800	19,135,092

Energy Equipment & Services — 2.8%
Schlumberger Ltd.	678,400	65,906,560

Food & Staples Retailing — 2.0%
Whole Foods Market, Inc.	596,000	46,124,440

Health Care Equipment & Supplies — 3.2%
Alcon, Inc. (Switzerland)	311,300	40,344,480
St. Jude Medical, Inc.(a)	686,300	34,452,260

		74,796,740

Health Care Providers & Services — 5.9%
Caremark Rx, Inc.(a)	728,000	37,703,120
CIGNA Corp.	188,500	21,055,450
UnitedHealth Group, Inc.(b)	742,900	46,163,806
WellPoint, Inc.(a)	399,900	31,908,021

		136,830,397

Hotels, Restaurants & Leisure — 1.7%
Cheesecake Factory (The)(a)(b)	237,200	8,868,908
Marriott International, Inc. (Class “A” Stock)	350,300	23,459,591
Starbucks Corp.(a)	211,300	6,341,113

		38,669,612

Household Products — 3.0%
Procter & Gamble Co. (The)	1,203,557	69,661,879

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Industrial Conglomerates — 3.2%
General Electric Co.	2,138,600	$74,957,930

Insurance — 2.5%
American International Group, Inc.	856,300	58,425,349

Internet & Catalog Retail — 3.9%
Amazon.com, Inc.(a)(b)	256,100	12,075,115
eBay, Inc.(a)	1,814,400	78,472,800

		90,547,915

Internet Software & Services — 6.8%
Google, Inc. (Class “A” Stock)(a)(b)	219,700	91,144,741
Yahoo!, Inc.(a)	1,709,200	66,966,456

		158,111,197

Media — 0.4%
Getty Images, Inc.(a)(b)	93,900	8,382,453

Multiline Retail — 3.4%
Federated Department Stores, Inc.	427,800	28,375,974
Target Corp.	910,700	50,061,179

		78,437,153

Oil, Gas & Consumable Fuels — 2.4%
Occidental Petroleum Corp.(b)	315,600	25,210,128
Suncor Energy, Inc. (Canada)	470,900	29,727,917

		54,938,045

Pharmaceuticals — 5.5%
Novartis AG, ADR (Switzerland)(b)	876,500	45,998,720
Roche Holdings Group, ADR (Switzerland)	668,200	50,015,505
Sanofi-Aventis (France)	356,500	31,232,316

		127,246,541

Semiconductors & Semiconductor Equipment — 9.7%
Applied Materials, Inc.	1,963,400	35,223,396
Intel Corp.	1,283,600	32,038,656
Marvell Technology Group Ltd.(a)	1,001,400	56,168,526
Maxim Integrated Products, Inc.	1,434,300	51,979,032
Texas Instruments, Inc.	1,513,700	48,544,359

		223,953,969

Software — 8.7%
Adobe Systems, Inc.	1,525,000	56,364,000
Electronic Arts, Inc.(a)(b)	830,000	43,417,300
Microsoft Corp.	1,709,700	44,708,655
NAVTEQ Corp.(a)(b)	424,900	18,640,363
SAP AG, ADR (Germany)	834,800	37,624,436

		200,754,754

Specialty Retail — 4.5%
Chico’s FAS, Inc.(a)(b)	1,090,400	47,901,272
Lowe’s Companies, Inc. (The)(b)	527,900	35,189,814
Williams-Sonoma, Inc.(a)(b)	507,400	21,894,310

		104,985,396

SEE NOTES TO FINANCIAL STATEMENTS.

B68

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Textiles, Apparel & Luxury Goods — 3.2%
Coach, Inc.(a)	1,025,600	$34,193,504
NIKE, Inc. (Class “B” Stock)	457,800	39,732,462

		73,925,966

Wireless Telecommunication Services — 1.5%
Sprint Nextel Corp.	1,461,327	34,136,599

TOTAL LONG-TERM INVESTMENTS (cost $1,743,932,361)		2,295,674,665

SHORT-TERM INVESTMENT — 12.4%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $288,723,330; includes $272,359,041 of cash collateral received for securities on loan) (Note 4)(c)(d)	288,723,330	288,723,330

TOTAL INVESTMENTS — 111.6% (cost $2,032,655,691; Note 6)		2,584,397,995
LIABILITIES IN EXCESS OF OTHER ASSETS — (11.6)%		(269,157,423)

NET ASSETS — 100.0%		$2,315,240,572

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 11.8% of collateral received for securities on loan)	12.4%
Semiconductors & Semiconductor Equipment	9.7
Software	8.7
Internet Software & Services	6.8
Biotechnology	6.1
Health Care Providers & Services	5.9
Pharmaceuticals	5.5
Capital Markets	4.7
Specialty Retail	4.5
Internet & Catalog Retail	3.9
Communications Equipment	3.7
Multiline Retail	3.4
Health Care Equipment & Supplies	3.2
Industrial Conglomerates	3.2
Textiles, Apparel & Luxury Goods	3.2
Computer & Peripherals	3.0
Household Products	3.0
Energy Equipment & Services	2.8
Consumer Finance	2.6
Insurance	2.5
Oil, Gas & Consumable Fuels	2.4
Food & Staples Retailing	2.0
Hotels, Restaurants & Leisure	1.7
Commercial Banks	1.5
Wireless Telecommunication Services	1.5
Beverages	1.3
Diversified Financial Services	1.2
Electronic Equipment & Instruments	0.8
Media	0.4

111.6
Liabilities in excess of other assets	(11.6)

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $259,673,375; cash collateral of $272,359,041 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B69

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Certificates of Deposit — 28.5%
Banco Bilbao Vizcaya NY(a)	4.080%	07/17/06	$10,000	$9,996,558
Bank of New York, Inc.	4.550%	10/27/06	10,000	10,000,000
Branch Banking & Trust Co.(a)	4.260%	08/10/06	46,000	45,997,055
Citibank N.A.	4.300%	02/15/06	15,000	15,000,000
Dexia Bank NY	4.335%	02/01/06	42,000	42,000,180
Fortis Bank NV — S.A.	4.260%	04/17/06	18,000	17,998,915
Fortis Bank NV — S.A.	4.300%	09/28/06	15,000	15,000,000
Regions Bank of Alabama	4.200%	02/01/06	14,000	14,000,000
Societe Generale NA	4.200%	09/01/06	20,000	20,000,000
Suntrust Banks, Inc.(a)	4.282%	05/12/06	18,000	17,999,467
Toronto Dominion Bank NY	3.795%	07/03/06	25,000	25,000,000
Unicredito Italiano New York(a)	4.467%	06/30/06	10,000	9,995,752

				242,987,927

Commercial Paper — 31.6%
Allianz Finance Corp. 144A(d)(f)	4.180%	02/03/06	10,000	9,961,683
Amsterdam Funding Corp. 144A(d)(f)	4.270%	01/19/06	20,000	19,957,300
Bank of America Corp.(f)	4.190%	01/31/06	15,000	14,947,625
Barton Capital Corp. 144A(d)(f)	4.300%	01/27/06	13,004	12,963,615
Cafco LLC 144A(d)(f)	4.290%	01/31/06	9,000	8,967,825
Cafco LLC 144A(d)(f)	4.290%	02/01/06	30,000	29,890,596
Citigroup Funding(f)	4.290%	01/30/06	5,000	4,982,801
DNB NOR Bank ASA(f)	4.380%	02/16/06	3,300	3,281,531
Dresdner Bank(f)	4.400%	02/21/06	10,000	9,937,667
Greenwich Capital Holdings, Inc.(a)(f)	4.320%	05/11/06	28,500	28,500,000
Irish Life & Permanent PLC 144A(d)(f)	4.310%	02/16/06	4,000	3,977,664
Long Lane Master Trust 144A(d)(f)	4.400%	03/08/06	3,553	3,524,339
Norddeutche Landesbank 144A(d)(f)	4.280%	01/30/06	24,000	23,917,253
Nordea North America(f)	4.370%	02/14/06	1,950	1,939,585
Nyala Funding LLC 144A(d)(f)	4.170%	01/17/06	15,000	14,972,167
PB Finance Delaware, Inc.(f)	4.320%	01/30/06	13,600	13,552,672
Prudential PLC 144A(d)(f)	4.390%	03/09/06	10,000	9,918,297
Sheffield Receivables 144A(d)(f)	4.280%	01/27/06	20,000	19,938,178
Societe Generale NA(f)	4.250%	01/27/06	4,625	4,610,804
Tulip Funding Corp 144A(d)(f)	4.400%	02/03/06	29,774	29,653,912

				269,395,514

Loan Participation — 1.1%
Countrywide Home Loans Inc. (cost $9,000,000; purchased 12/29/2005)(b)	4.390%	01/31/06	9,000	9,000,000

Other Corporate Obligations — 37.9%
American Express Credit Corp. M.T.N.(a)(d)	4.391%	01/05/07	27,000	27,009,357
American Express Credit Corp. M.T.N. 144A(a)(d)	4.420%	01/19/07	10,000	10,006,145
General Electric Capital Assurances Co. (cost $11,000,000; purchased 7/22/2005)(a)(b)	4.450%	07/24/06	11,000	11,000,000
General Electric Capital Corp.(a)	4.440%	01/09/07	11,750	11,750,000
General Electric Capital Corp. M.T.N.(a)	4.470%	01/17/07	21,000	21,000,000
HSBC USA Inc. M.T.N.(a)	4.349%	01/15/07	30,000	30,000,000
Irish Life & Permanent PLC M.T.N. 144A(a)(d)	4.390%	01/21/07	25,000	24,997,908
Merrill Lynch & Co., Inc. M.T.N.(a)	4.560%	01/11/07	34,000	34,008,604
Metropolitan Life Insurance Co. (cost $9,000,000; purchased 2/9/2005)(a)(b)	4.320%	02/01/06	9,000.	9,000,000
Metropolitan Life Insurance Co. (cost $10,000,000; purchased 10/3/2005)(a)(b)	4.361%	10/02/06	10,000	10,000,000
Morgan Stanley Dean Witter Co.(a)	4.301%	01/03/07	31,000	31,000,000
Morgan Stanley Inc.(a)	4.799%	03/27/06	5,000	5,003,411
National City Bank Cleveland(a)	4.281%	07/07/06	11,000	10,998,705
Nordea Bank AB 144A(a)(d)	4.340%	01/11/07	20,000	20,000,000
Pacific Life Insurance Co. (cost $7,000,000; purchased 12/15/05)(a)(b)	4.611%	01/12/07	7,000	7,000,000
Royal Bank of Canada M.T.N.(a)	4.390%	01/08/07	5,000	5,000,000
Skandinaviska Enskilda Banken AB 144A(a)(d)	4.360%	01/16/07	36,000	36,000,000
Travelers Insurance Co. (cost $6,000,000; purchased 7/8/2005)(a)(b)	4.410%	07/07/06	6,000	6,000,000
Westpac Banking Corp. M.T.N.(a)	4.490%	01/11/07	13,000	12,999,899

				322,774,029

SEE NOTES TO FINANCIAL STATEMENTS.

B70

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Repurchase Agreement — 0.4%
Greenwich Capital Markets, Inc.(c)	4.330%	01/03/06	$3,743	$3,743,000

TOTAL INVESTMENTS — 99.5% (amortized cost $847,900,470)(e)				847,900,470
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%				4,042,017

TOTAL NET ASSETS — 100.0%				$851,942,487

The following abbreviation is used in portfolio descriptions:

M.T.N.	Medium Term Notes

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2005.

(b)	Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $52,000,000 and represents 6.1% of net assets.

(c)	Greenwich Capital Markets, Inc. Repurchase Agreement, repurchase price $3,744,801 due 1/03/06. The value of the collateral including accrued interest was $3,820,643. Collateralized by United States Treasury or federal agency obligations.

(d)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers unless otherwise noted. 144A securities are deemed to be liquid.

(e)	Federal income tax basis is the same as for financial reporting purposes.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

Foreign Banks	42.1%
Asset Backed Securities	14.3
Commercial Banks	11.7
Insurance	9.1
Security Broker & Dealers	8.2
Bank Holding Companies	4.5
Finance Services	4.3
Short Term Business Credit	3.8
Mortgage Bankers	1.1
Repurchase Agreement	0.4

99.5
Other assets in excess of liabilities	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B71

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.7%		Value (Note 2)
COMMON STOCKS — 96.6%	Shares
Aluminum — 0.5%
Aluminum Corp. of China, Ltd., ADR (China)(b)	70,300	$5,366,702

Basic Metals — 7.3%
Cameco Corp. (Canada)	346,100	21,969,736
Falconbridge Ltd.	479,000	14,192,770
First Quantum Minerals, Ltd. (Canada)	528,200	16,925,846
FNX Mining Co., Inc. (Canada)(a)	390,200	4,561,760
FNX Mining Co., Inc.144A (Canada)(a)(h)	56,300	658,194
Inco Ltd.(b)	304,900	13,284,493
Northern Dynasty Minerals, Ltd.(a)(b)	495,200	2,634,464

		74,227,263

Coal — 2.1%
CONSOL Energy, Inc.	332,600	21,678,868

Copper — 5.6%
Freeport-McMoRan Copper & Gold, Inc. (Class ‘B’ Stock )	314,400	16,914,720
Peru Copper, Inc. (Canada)(a)	656,200	1,823,327
Phelps Dodge Corp.	224,600	32,313,202
Southern Peru Copper Corp.(b)	94,200	6,309,516

		57,360,765

Crude Oil Production — 6.0%
Endeavour International Corp.(a)(b)	636,800	2,101,440
OPTI Canada, Inc. (Canada)(a)	1,217,274	39,970,191
UTS Energy Corp. (Canada)(a)(b)	2,136,400	7,865,966
Western Oil Sands, Inc. (Canada)(a)	463,300	11,083,808

		61,021,405

Diversified Resources — 5.3%
Anhui Conch Cement Co., Ltd. (Class “H” Stock) (Hong Kong)	4,200,000	5,166,779
Evergreen Solar, Inc.(a)(b)	134,600	1,433,490
FMC Technologies, Inc.(a)	118,600	5,090,312
Halliburton Co.(b)	292,100	18,098,517
Railpower Technologies Corp. (Canada)(a)	122,200	679,093
Railpower Technologies Corp. 144A(Canada)(a)(h)	232,300	1,290,944
SEACOR Holdings, Inc.(a)	88,800	6,047,280
Technip SA, ADR (France)	274,800	16,702,344

		54,508,759

Gold — 13.7%
Aflease Gold and Uranium Resources, Ltd., ADR (South Africa)(a)(b)	1,133,100	10,386,953
AXMIN, Inc. (Canada)(a)	1,529,600	736,871
AXMIN, Inc. (Canada) (cost $474,102; purchased 12/14/2005)(a)(f)(g)	1,050,000	480,537
Crystallex International Corp.(a)(b)	2,787,500	6,021,000
Gabriel Resources, Ltd. (Canada)(a)	867,500	2,119,403
Gold Fields, Ltd., ADR (South Africa)	821,400	14,481,282
Gold Reserve, Inc. (Canada)(a)	152,800	442,974

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Gold (cont’d.)
Goldcorp, Inc.	456,100	$10,161,908
Harmony Gold Mining Co., Ltd., ADR (South Africa)(a)(b)	1,292,500	16,867,125
IAMGOLD Corp. (Canada)	380,600	2,999,093
Meridian Gold, Inc.(a)(b)	497,900	10,889,073
Nevsun Resources, Ltd. (Canada)(a)	1,056,100	1,907,876
Newcrest Mining, Ltd. (Australia) (cost $11,489,739; purchased 11/11/02 — 11/02/05)	940,100	16,684,858
Newmont Mining Corp.	498,700	26,630,581
Orezone Resources, Inc. (Canada)(a)	1,066,800	1,973,091
Placer Dome, Inc.	747,200	17,133,296

		139,915,921

Integrated Oil/Domestic — 4.3%
Amerada Hess Corp.(b)	88,700	11,248,934
Occidental Petroleum Corp.(b)	224,500	17,933,060
Valero Energy Corp.	281,600	14,530,560

		43,712,554

Integrated Oil/International — 7.2%
Petroleo Brasileiro SA, ADR (Brazil)	210,600	15,009,462
Sasol Ltd. ADR (South Africa)	550,500	19,619,820
Suncor Energy, Inc.	608,900	38,439,857

		73,069,139

Iron & Steel — 1.9%
Companhia Vale Do Rio Doce, ADR (Brazil)	466,300	19,183,582

Natural Gas Production — 17.1%
Bill Barrett Corp.(a)	172,900	6,675,669
BPI Industries, Inc. (cost $4,109,547; purchased 12/31/04)(a)(f)(g)	2,800,000	8,432,200
Cheniere Energy, Inc.(a)(b)	231,400	8,612,708
CNX Gas Corp. 144A (cost $1,436,800; purchased 8/1/05)(a)(f)(g)(h)	89,800	1,436,800
Compton Petroleum Corp. (Canada)(a)	676,200	9,947,112
Duvernay Oil Corp. (Canada)(a)	181,800	6,917,299
EOG Resources, Inc.(b)	133,900	9,824,243
Gasco Energy, Inc.(a)(b)	944,100	6,164,973
Goodrich Petroleum Corp.(a)(b)	241,100	6,063,665
McMoRan Exploration Co.(a)(b)	258,800	5,116,476
Quicksilver Resources, Inc.(a)(b)	229,300	9,632,893
Range Resources Corp.(b)	601,950	15,855,363
Southwestern Energy Co.(a)	1,000,400	35,954,375
Trident Resources Corp. (Canada) (cost $4,402,178; purchased 12/4/03)(a)(f)(g)	412,657	17,749,452
Warren Resources, Inc.(a)(b)	964,200	15,253,644
Western Gas Resoures, Inc.	242,500	11,419,325

		175,056,197

Oil Service — 22.1%
B.J. Services Co.	400,600	14,690,002
CARBO Ceramics, Inc.	147,300	8,325,396

SEE NOTES TO FINANCIAL STATEMENTS.

B72

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Oil Service (cont’d.)
Cooper Cameron Corp.(a)	342,000	$14,158,800
GlobalSantaFe Corp.	774,000	37,268,100
Grant Prideco, Inc.(a)	270,300	11,925,636
Hydril Co.(a)	114,000	7,136,400
National-Oilwell Varco, Inc.(a)	611,900	38,366,130
Noble Corp.	136,900	9,656,926
Patterson-UTI Energy, Inc.(b)	297,000	9,786,150
Smith International, Inc.	394,500	14,639,895
Transocean, Inc.(a)	398,800	27,792,372
Universal Compression Holdings, Inc.(a)	243,200	10,000,384
Weatherford International, Ltd.(a)	599,000	21,683,800

		225,429,991

Platinum — 1.5%
Impala Platinum Holdings, Ltd., ADR (South Africa)(b)	417,200	15,326,384

Silver — 2.0%
Apex Silver Mines, Ltd.(a)(b)	448,100	7,124,790
Coeur d’Alene Mines Corp.(a)(b)	1,236,900	4,947,600
Pan American Silver Corp. (Canada)(a)	97,572	1,839,049
Western Silver Corp.(a)(b)	635,000	7,150,100

		21,061,539

TOTAL COMMON STOCKS (cost $585,512,346)		986,919,069

	Units
WARRANTS(a) — 0.2%
Copper
Peru Copper, Inc. (Canada) Expiring 3/18/06	328,100	273,781

Natural Gas Production — 0.1%
BPI Industries, Inc., expiring 12/31/06 (cost $131,255; purchased 12/31/04)(f)(g)	600,000	1,044,662

COMMON STOCKS		Value (Note 2)
(Continued)	Units
Silver — 0.1%
Pan American Silver Corp., expiring 2/20/08	49,786	$485,247

TOTAL WARRANTS (cost $ 296,506)		1,803,690

	Principal Amount (000)
LINKED NOTE — 0.9%
Platinum
USD Palladium Linked Bank Note 7/13/07 (cost $7,000,000; purchased 6/30/03)(a)(f)(g)	$38,076	9,275,223

	Shares
PREFERRED STOCK — 1.0%
Integrated Oil/International
Surgutneftegaz, ADR (Russia) (cost $4,475,881)	115,800	10,294,620

TOTAL LONG-TERM INVESTMENTS (cost $597,284,733)		1,008,292,602

SHORT-TERM INVESTMENTS — 18.0%
Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $184,121,312; includes $170,186,750 of cash collateral for securities on loan) (Note 4)(c)(d)	184,121,312	184,121,312

TOTAL INVESTMENTS(e) — 116.7% (cost $781,406,045; Note 6)		1,192,413,914
LIABILITIES IN EXCESS OF OTHER ASSETS — (16.7%)		(171,046,840)

NET ASSETS — 100.0%		$1,021,367,074

SEE NOTES TO FINANCIAL STATEMENTS.

B73

NATURAL RESOURCES PORTFOLIO (Continued)

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
USD	United States Dollar – denominated

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $159,596,535; cash collateral of $170,186,750 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities of loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	As of December 31, 2005, 7 securities representing $55,103,732 and 5.4% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(f)	Indicates illiquid securities.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $17,553,882. The aggregate value of $38,418,874 is approximately 3.8% of the net assets.

(h)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers, unless otherwise noted. 144A securities are deemed to be liquid.

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Forward Foreign Currency Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation
Buy
Canadian Dollar expiring 1/3/06	$194,971	$195,432	$461
Canadian Dollar expiring 1/4/06	644,555	646,856	2,301

			$2,762

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Oil Service	22.1%
Mutual Fund (including 16.7% of collateral received for securities on loan)	18.0
Natural Gas Production	17.2
Gold	13.7
Integrated Oil/ International	8.2
Basic Metals	7.3
Crude Oil Production	6.0
Copper	5.6
Diversified Resources	5.3
Integrated Oil/ Domestic	4.3
Platinum	2.4
Coal	2.1
Silver	2.1
Iron & Steel	1.9
Aluminum	0.5

116.7
Liabilities in excess of other assets	(16.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B74

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.2%
ADVO, Inc.	43,029	$1,212,557

Aerospace — 1.5%
AAR Corp.(a)	45,178	1,082,013
Curtiss-Wright Corp.	29,808	1,627,517
DRS Technologies, Inc.	38,351	1,972,008
GenCorp, Inc.(a)(b)	74,972	1,330,753
Kaman Corp. (Class “A” Stock)	31,553	621,279
Moog, Inc. (Class “A” Stock)(a)	47,087	1,336,329
Trimble Navigation, Ltd.(a)	73,603	2,612,170
Triumph Group, Inc.(a)	21,750	796,268

		11,378,337

Agricultural Products & Services — 0.2%
Delta & Pine Land Co.	49,325	1,134,968

Airlines — 0.4%
Frontier Airlines, Inc.(a)	49,458	456,992
Mesa Air Group, Inc.(a)(b)	39,509	413,264
SkyWest, Inc.	79,129	2,125,405

		2,995,661

Apparel — 1.0%
Finish Line, Inc. (The) (Class “A” Stock)	60,261	1,049,747
Fossil, Inc.(a)(b)	66,973	1,440,589
Genesco, Inc.(a)(b)	31,282	1,213,429
Phillips-Van Heusen Corp.	50,339	1,630,984
Russell Corp.	45,247	609,025
Wolverine World Wide, Inc.	77,741	1,746,063

		7,689,837

Autos – Cars & Trucks — 0.5%
Midas, Inc.(a)	17,157	315,003
Myers Industries, Inc.	42,749	623,280
Sonic Automotive, Inc.	40,725	907,353
Standard Motor Products, Inc.	17,092	157,759
Superior Industries International, Inc.(b)	31,298	696,693
Wabash National Corp.	42,698	813,397

		3,513,485

Banks & Savings & Loans — 6.2%
Anchor BanCorp Wisconsin, Inc.	25,184	764,083
BankAtlantic Bancorp, Inc. (Class “A” Stock)	61,479	860,706
BankUnited Financial Corp. (Class “A” Stock)	36,463	968,822
Boston Private Financial Holdings, Inc.	47,039	1,430,926
Brookline Bancorp, Inc.	84,194	1,193,029
Central Pacific Financial Corp.	41,655	1,496,248
Chittenden Corp.	63,726	1,772,220
Community Bank System, Inc.	40,965	923,761
Dime Community Bancshares	37,838	552,813
Downey Financial Corp.	28,620	1,957,322
East West Bancorp, Inc.	76,964	2,808,416
Fidelity Bankshares, Inc.	30,600	1,000,620
First Bancorp/Puerto Rico	110,514	1,371,479
First Midwest Bancorp, Inc.	62,092	2,176,946
First Republic Bank	31,416	1,162,706
FirstFed Financial Corp.(a)	22,668	1,235,859
Flagstar Bancorp, Inc.	47,745	687,528

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks & Savings & Loans (cont’d.)
Franklin Bank Corp.(a)	31,937	$574,547
Glacier Bancorp, Inc.	42,969	1,291,218
Gold Banc Corp., Inc.	52,233	951,685
Nara Bancorp, Inc.	27,125	482,283
PrivateBancorp, Inc.	23,803	846,673
Prosperity Bancshares, Inc.	29,425	845,675
Provident Bankshares Corp.	45,025	1,520,494
Republic Bancorp, Inc.	102,803	1,223,356
Sterling Bancshares, Inc.	62,088	958,639
Sterling Financial Corp.	47,541	1,187,574
Susquehanna Bancshares, Inc.	64,011	1,515,780
TrustCo Bank Corp.	102,413	1,271,969
UCBH Holdings, Inc.	127,392	2,277,769
Umpqua Holdings Corp.	60,925	1,738,190
United Bankshares, Inc.	50,711	1,787,056
Whitney Holding Corp.	86,592	2,386,476
Wintrust Financial Corp.	32,430	1,780,407

		45,003,275

Chemicals — 1.2%
A. Schulman, Inc.	42,005	903,948
Arch Chemicals, Inc.	32,366	967,743
Cambrex Corp.	36,477	684,673
Georgia Gulf Corp.	46,629	1,418,454
H.B. Fuller Co.	39,755	1,274,943
MacDermid, Inc.	34,304	957,082
OM Group, Inc.(a)	39,499	741,001
Omnova Solutions, Inc.(a)	56,149	269,515
Penford Corp.	12,243	149,365
PolyOne Corp.(a)	125,718	808,367
Quaker Chemical Corp.	13,250	254,798
WD-40 Co.	22,811	599,017
Wellman, Inc.	23,528	159,520

		9,188,426

Collectibles & Gifts — 0.3%
Lennox International, Inc.	77,573	2,187,559
Lenox Group, Inc.(a)	18,977	251,255

		2,438,814

Commercial Services — 3.2%
ABM Industries, Inc.	52,714	1,030,559
Arbitron, Inc.	42,205	1,602,946
Bowne & Co, Inc.	44,570	661,419
CCE Spinco, Inc.(a)	93,800	1,228,780
Central Parking Corp.	24,413	334,946
Chemed Corp.	35,240	1,750,723
Coinstar, Inc.(a)	37,447	854,915
Consolidated Graphics, Inc.(a)	16,044	759,523
CPI Corp.	9,336	174,677
Dendrite International, Inc.(a)	59,353	855,277
eFunds Corp.(a)	62,537	1,465,867
Gevity HR, Inc.	37,637	968,024
Hooper Holmes, Inc.	90,119	229,803
iPayment Holdings, Inc.(a)	17,725	735,942
John H. Harland Co.	38,509	1,447,938
Labor Ready, Inc.(a)	72,882	1,517,403
MAXIMUS, Inc.	26,046	955,628
MIVA, Inc.(a)	38,090	188,546

SEE NOTES TO FINANCIAL STATEMENTS.

B75

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services (cont’d.)
Mobile Mini, Inc.(a)	20,829	$987,295
NCO Group, Inc.(a)	43,991	744,328
On Assignment, Inc.(a)	35,038	382,265
PAREXEL International Corp.(a)	36,364	736,735
Pre-Paid Legal Services, Inc.	13,969	533,755
Rewards Network, Inc.(a)	28,600	183,040
SOURCECORP, Inc.(a)	21,281	510,318
Sovran Self Storage, Inc.	23,408	1,099,474
Startek, Inc.	15,374	276,732
Vertrue, Inc.(a)(b)	13,269	468,794
Viad Corp.	30,708	900,666
Volt Information Sciences, Inc.(a)	11,111	211,331

		23,797,649

Computer Services — 3.7%
Actel Corp.(a)	34,657	441,184
Adaptec, Inc.(a)	155,050	902,391
Agilysys, Inc.	41,615	758,225
Avid Technology, Inc.(a)(b)	56,982	3,120,310
Black Box Corp.	23,632	1,119,684
CACI International, Inc. (Class “A” Stock)(a)	41,241	2,366,409
Carreker Corp.(a)	29,337	146,392
Cerner Corp.(a)(b)	42,434	3,857,674
Ciber, Inc.(a)	75,176	496,162
FactSet Research Systems, Inc.	46,346	1,907,601
FileNet Corp.(a)	56,993	1,473,269
Hutchinson Technology, Inc.(a)	35,010	996,035
Insight Enterprises, Inc.(a)	65,031	1,275,258
Manhattan Associates, Inc.(a)	37,814	774,431
Mercury Computer Systems, Inc.(a)(b)	29,043	599,157
MTS Systems Corp.	27,024	936,111
Phoenix Technologies, Ltd.(a)	34,096	213,441
Progress Software Corp.(a)	54,323	1,541,687
Radiant Systems, Inc.(a)	31,246	379,951
Standard Microsystems Corp.(a)	28,656	822,141
Synaptics, Inc.(a)	33,194	820,556
TALX Corp.	29,180	1,333,818
Teledyne Technologies, Inc.(a)	46,009	1,338,862

		27,620,749

Computers & Peripherals — 0.2%
Komag, Inc.(a)	40,950	1,419,327

Construction — 3.5%
Coachmen Industries, Inc.	19,382	228,901
Drew Industries, Inc.(a)	20,537	578,938
ElkCorp	24,840	836,114
Florida Rock Industries, Inc.	64,578	3,168,197
Insituform Technologies, Inc. (Class “A” Stock)(a)	36,795	712,719
M.D.C. Holdings, Inc.(b)	44,592	2,763,812
M/I Homes, Inc.	17,100	694,602
Meritage Homes Corp.(a)(b)	31,444	1,978,456
NCI Building Systems, Inc.(a)	29,000	1,231,920
NVR, Inc.(a)(b)	7,248	5,088,095
Simpson Manufacturing Co., Inc.	50,056	1,819,536
Standard Pacific Corp.	93,861	3,454,085

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Construction (cont’d.)
The Shaw Group, Inc.(a)	108,165	$3,146,520

		25,701,895

Consumer Cyclical — 0.1%
Spectrum Brands, Inc.(a)	50,709	1,029,900

Containers — 0.3%
AptarGroup, Inc.	47,831	2,496,778

Cosmetics & Soaps
Nature’s Sunshine Products, Inc.	16,072	290,582

Distribution/Wholesalers — 1.1%
Bell Microproducts, Inc. (Class “B” Stock)(a)	40,815	312,235
Brightpoint, Inc.(a)	37,575	1,041,955
Castle (A.M) & Co.(a)	13,268	289,773
Peet’s Coffee & Tea, Inc.(a)	19,225	583,479
ScanSource, Inc.(a)	17,385	950,612
SCP Pool Corp.	71,309	2,654,121
United Stationers, Inc.(a)	44,283	2,147,726

		7,979,901

Diversified Financial Services — 0.1%
Portfolio Recovery Associates, Inc.(a)(b)	21,500	998,460

Diversified Manufacturing Operations — 1.5%
Acuity Brands, Inc.	61,488	1,955,318
Barnes Group, Inc.	23,774	784,542
Ceradyne, Inc.(a)	36,253	1,587,881
CLARCOR, Inc.	70,994	2,109,232
Griffon Corp.(a)(b)	35,499	845,231
Lydall, Inc.(a)	22,115	180,237
Mueller Industries, Inc.	50,109	1,373,989
Smith (A.O.) Corp.	27,615	969,287
Standex International Corp.	15,252	423,396
Valmont Industries, Inc.	22,502	752,917

		10,982,030

Drugs & Medical Supplies — 5.5%
American Medical Systems Holdings, Inc.(a)	95,019	1,694,189
ArthroCare Corp.(a)(b)	34,281	1,444,601
Coherent, Inc.(a)	42,582	1,263,834
CONMED Corp.(a)	40,365	955,036
CryoLife, Inc.(a)	29,358	98,056
Cyberonics, Inc.(a)	29,804	962,669
Diagnostic Products Corp.	32,203	1,563,456
Enzo Biochem, Inc.(a)	37,387	464,347
Haemonetics Corp.(a)	36,220	1,769,709
Holologic, Inc.(a)	60,763	2,304,133
ICU Medical, Inc.(a)	18,953	743,147
IDEXX Laboratories, Inc.(a)(b)	43,899	3,159,850
Integra LifeSciences Holdings(a)	23,800	843,948
Invacare Corp.	43,408	1,366,918
Medicis Pharmaceutical Corp. (Class “A” Stock)	74,425	2,385,321
NBTY, Inc.(a)	76,270	1,239,388
Noven Pharmaceuticals, Inc.(a)	32,263	488,139
Osteotech, Inc.(a)	23,496	116,775
Owens & Minor, Inc.	54,625	1,503,826

SEE NOTES TO FINANCIAL STATEMENTS.

B76

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
PolyMedica Corp.	33,129	$1,108,828
Possis Medical, Inc.(a)	23,556	234,382
Regeneron Pharmaceuticals, Inc.(a)	59,905	955,485
ResMed, Inc.(a)	96,703	3,704,691
Respironics, Inc.(a)	98,630	3,656,213
SFBC International, Inc.(a)(b)	25,179	403,116
SurModics, Inc.(a)(b)	21,319	788,590
Sybron Dental Specialties, Inc.(a)	55,205	2,197,711
Viasys Healthcare, Inc.(a)(b)	43,268	1,111,988
Vital Signs, Inc.	7,793	333,696
Wilson Greatbatch Technologies, Inc.(a)	29,554	768,700

		39,630,742

Electrical Equipment — 1.0%
ALLETE, Inc.	41,129	1,809,676
Anixter International, Inc.	44,523	1,741,740
Baldor Electric Co.	38,544	988,654
C&D Technologies, Inc.	34,755	264,833
Kulicke & Soffa Industries, Inc.(a)	71,213	629,523
MagneTek, Inc.(a)	39,707	129,048
Radisys Corp.(a)	28,151	488,138
Technitrol, Inc.	55,366	946,759
Vicor Corp.	26,339	416,420

		7,414,791

Electronic Components — 1.6%
Bel Fuse, Inc. (Class “B” Stock)	15,990	508,482
Cohu, Inc.	30,262	692,092
CTS Corp.	49,215	544,318
Cubic Corp.	21,167	422,493
Cymer, Inc.(a)(b)	48,914	1,736,936
Daktronics, Inc.	21,429	633,656
DSP Group, Inc.(a)	39,021	977,866
FLIR Systems, Inc.(a)	94,858	2,118,179
Microsemi Corp.(a)	85,704	2,370,573
Planar Systems, Inc.(a)	20,174	168,856
Rogers Corp.(a)	22,292	873,401
Supertex, Inc.(a)	16,115	713,089

		11,759,941

Electronics — 2.4%
Analogic Corp.	18,916	905,131
Artesyn Technologies, Inc.(a)	54,484	561,185
Audiovox Corp.(a)	26,657	369,466
Belden, Inc.	59,285	1,448,333
Benchmark Electronics, Inc.(a)(b)	57,453	1,932,144
Checkpoint Systems, Inc.(a)	52,565	1,295,727
Dionex Corp.(a)	27,451	1,347,295
EDO Corp.	20,183	546,152
Electro Scientific Industries, Inc.(a)	39,206	946,825
Esterline Technologies, Corp.(a)	34,600	1,286,774
Intermagnetics General Corp.(a)	35,216	1,123,390
Itron, Inc.(a)(b)	33,960	1,359,758
Keithley Instruments, Inc.	19,480	272,330
Littelfuse, Inc.(a)	30,568	832,978
Methode Electronics, Inc. (Class “A” Stock)	51,487	513,325
Park Electrochemical Corp.	27,502	714,502

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Photronics, Inc.(a)	56,431	$849,851
SBS Technologies, Inc.(a)	21,395	215,448
Sonic Solutions(a)	33,856	511,564
Ultratech Stepper, Inc.(a)	32,965	541,285
X-Rite, Inc.	25,226	252,260

		17,825,723

Energy — 1.2%
Advanced Energy Industries, Inc.(a)	40,021	473,448
Headwaters, Inc.(a)(b)	57,368	2,033,122
UGI Corp.	143,498	2,956,059
Unisource Energy Corp.	47,467	1,480,970
Veritas DGC, Inc.(a)(b)	47,824	1,697,274

		8,640,873

Engineering — 0.8%
EMCOR Group, Inc.(a)	21,251	1,435,080
Engineered Support Systems, Inc.	57,200	2,381,808
URS Corp.(a)	58,995	2,218,802

		6,035,690

Environmental Services — 0.7%
Tetra Tech, Inc.(a)	77,938	1,221,288
TETRA Technologies, Inc.(a)	47,459	1,448,433
Waste Connections, Inc.(a)	63,495	2,188,038

		4,857,759

Exchange Traded Fund — 0.7%
iShares S&P SmallCap 600 Index(b)	93,594	5,409,732

Financial Services — 2.0%
Financial Federal Corp.	24,019	1,067,645
Hudson United Bancorp	60,876	2,537,312
Investment Technology Group, Inc.(a)	57,768	2,047,298
Irwin Financial Corp.	24,210	518,578
MAF Bancorp, Inc.	37,734	1,561,433
Piper Jaffray Cos., Inc.(a)	27,068	1,093,547
South Financial Group, Inc. (The)	102,123	2,812,467
SWS Group, Inc.	21,509	450,398
UICI	47,937	1,702,243
World Acceptance Corp.(a)	24,942	710,847

		14,501,768

Food & Beverage — 2.0%
American Italian Pasta Co. (Class “A” Stock)(b)	25,197	171,340
Corn Products International, Inc.	100,860	2,409,545
Flowers Foods, Inc.	71,496	1,970,430
Hain Celestial Group, Inc.(a)	50,522	1,069,046
Hansen Natural Corp.(a)	17,300	1,363,413
J & J Snack Foods Corp.	9,282	551,444
Lance, Inc.	40,786	759,843
Nash-Finch Co.	18,121	461,723
Performance Food Group Co.(a)(b)	51,378	1,457,594
Ralcorp Holdings, Inc.(a)	40,601	1,620,386
Sanderson Farms, Inc.(b)	19,856	606,204
TreeHouse Foods, Inc.(a)	42,450	794,664
United Natural Foods, Inc.(a)	56,646	1,495,454

		14,731,086

SEE NOTES TO FINANCIAL STATEMENTS.

B77

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Furniture — 0.6%
Aaron Rents, Inc.	61,472	$1,295,830
Bassett Furniture Industries, Inc.	16,095	297,758
Ethan Allen Interiors, Inc.	45,677	1,668,581
Interface, Inc.(a)	65,573	539,010
La-Z-Boy, Inc.(b)	70,630	957,743

		4,758,922

Gas Utilities — 0.2%
South Jersey Industries, Inc.	39,223	1,142,958

Healthcare — 2.8%
Amedisys, Inc.(a)(b)	21,623	913,356
American Healthways, Inc.(a)(b)	46,270	2,093,718
ArQule, Inc.(a)	48,250	295,290
Biolase Technology, Inc.(b)	31,766	253,810
Cooper Companies, Inc. (The)	60,466	3,101,906
Datascope Corp.	16,858	557,157
Immucor, Inc.(a)(b)	62,389	1,457,407
LCA-Vision, Inc.	28,245	1,341,920
Mentor Corp.	52,082	2,399,939
Merit Medical Systems, Inc.(a)	37,078	450,127
NDCHealth Corp.	49,544	952,731
Pharmaceutical Product Development, Inc.	68,831	4,264,079
Sierra Health Services, Inc.(a)(b)	35,009	2,799,320
Theragenics Corp.(a)	43,630	131,763

		21,012,523

Healthcare Equipment & Supplies — 0.1%
Laserscope(a)(b)	27,425	615,966

Hospitals/Healthcare Management — 2.0%
AMERIGROUP Corp.(a)	70,472	1,371,385
AmSurg Corp.(a)	40,577	927,590
Biosite, Inc.(a)(b)	23,866	1,343,417
Centene Corp.(a)	58,392	1,535,126
DJ Orthopedics, Inc.(a)	29,874	823,925
Healthcare Services Group, Inc.	36,781	761,735
Kensey Nash Corp.(a)	13,676	301,282
Odyssey Healthcare, Inc.(a)(b)	46,757	871,550
Pediatrix Medical Group, Inc.(a)	33,857	2,998,714
RehabCare Group, Inc.(a)	23,002	464,640
Sunrise Senior Living, Inc.(a)(b)	49,142	1,656,577
United Surgical Partners International, Inc.(a)	60,532	1,946,104

		15,002,045

Household Products — 0.2%
CNS, Inc.	19,425	425,602
Playtex Products, Inc.(a)	87,400	1,194,758

		1,620,360

Housing Related — 0.4%
Champion Enterprises, Inc.(a)	103,836	1,414,246
Fleetwood Enterprises, Inc.(a)(b)	86,869	1,072,832
National Presto Industries, Inc.	6,467	286,811
Skyline Corp.	9,343	340,085

		3,113,974

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Human Resources — 0.7%
Administaff, Inc.	30,878	$1,298,420
CDI Corp.	17,040	466,896
Cross Country Healthcare, Inc.(a)	28,584	508,224
Heidrick & Struggles International, Inc.(a)	25,415	814,551
Spherion Corp.(a)	81,577	816,586
Watson Wyatt & Co. Holdings	57,680	1,609,272

		5,513,949

Instrument – Controls — 0.2%
FEI Co.(a)	34,027	652,298
Woodward Governor Co.	13,540	1,164,575

		1,816,873

Insurance — 2.9%
Delphi Financial Group, Inc.	39,266	1,806,629
Fremont General Corp.	89,429	2,077,436
Hilb, Rogal & Hamilton Co.	48,953	1,885,180
Infinity Property & Casualty Corp.	28,300	1,053,043
LandAmerica Financial Group, Inc.	23,901	1,491,422
Philadelphia Consolidated Holding Corp.(a)	25,227	2,439,199
Presidential Life Corp.	29,342	558,672
ProAssurance Corp.(a)	42,571	2,070,653
RLI Corp.	29,333	1,462,837
SCPIE Holdings, Inc.(a)	13,668	284,294
Selective Insurance Group, Inc.	38,590	2,049,129
Stewart Information Services Corp.	24,801	1,207,065
United Fire & Casualty Co.	23,255	940,200
Zenith National Insurance Corp.	49,826	2,297,952

		21,623,711

Internet — 1.0%
Blue Coat Systems, Inc.(a)	17,700	809,244
Digital Insight Corp.(a)(b)	47,101	1,508,174
InfoSpace, Inc.(a)	37,750	974,705
Internet Security Systems, Inc.(a)	52,838	1,106,956
Napster, Inc.(a)	59,979	211,126
Secure Computing Corp.(a)	50,466	618,713
Websense, Inc.(a)(b)	32,605	2,140,192

		7,369,110

Leisure — 1.8%
Aztar Corp.(a)(b)	48,926	1,486,861
Bally Total Fitness Holding Corp.(a)	46,537	292,252
JAKKS Pacific, Inc.(a)	36,828	771,178
K2, Inc.(a)	64,140	648,455
Marcus Corp.	29,463	692,381
Multimedia Games, Inc.(a)(b)	37,077	342,962
Nautilus Group, Inc. (The)(b)	45,703	852,818
Pinnacle Entertainment, Inc.(a)(b)	55,390	1,368,687
Polaris Industries, Inc.(b)	56,892	2,855,978
Shuffle Master, Inc.(a)(b)	47,629	1,197,393
Sturm Ruger & Co., Inc.	29,416	206,206
Winnebago Industries, Inc.	44,967	1,496,502
WMS Industries, Inc.(a)(b)	31,171	782,080

		12,993,753

SEE NOTES TO FINANCIAL STATEMENTS.

B78

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 3.9%
Albany International Corp. (Class “A” Stock)	44,118	$1,595,307
Applied Industrial Technologies, Inc.	33,988	1,145,056
Astec Industries, Inc.(a)	23,910	780,901
ASV, Inc.(a)(b)	24,200	604,516
Cognex Corp.	64,727	1,947,635
Dril-Quip, Inc(a)	10,988	518,634
EnPro Industries, Inc.(a)	29,037	782,547
Gardner Denver, Inc.(a)	35,528	1,751,530
IDEX Corp.	71,576	2,942,489
JLG Industries, Inc.	70,695	3,227,934
Lindsay Manufacturing Co.	15,743	302,738
Manitowoc Co., Inc.	41,372	2,077,702
Paxar Corp.(a)	49,851	978,575
Photon Dynamics, Inc.(a)	23,152	423,219
Regal-Beloit Corp.	41,869	1,482,163
Robbins & Myers, Inc.	15,796	321,449
Roper Industries, Inc.	117,359	4,636,853
Stewart & Stevenson Services, Co.	40,011	845,432
Toro Co.	57,507	2,517,081

		28,881,761

Media — 0.1%
4Kids Entertainment, Inc.(a)	17,315	271,672
Thomas Nelson, Inc.	14,965	368,887

		640,559

Metals – Ferrous — 2.6%
Aleris International, Inc.(a)	42,482	1,369,620
Carpenter Technology Corp.	29,916	2,108,181
Century Aluminum Co.(a)(b)	31,220	818,276
Chaparral Steel Co.(a)	31,226	944,587
Cleveland-Cliffs, Inc.(b)	30,038	2,660,466
Commercial Metals Co.	79,686	2,991,412
Kaydon Corp.(b)	38,493	1,237,165
Material Sciences Corp.(a)	17,420	245,622
Maverick Tube Corp.(a)(b)	58,999	2,351,700
Quanex Corp.	34,622	1,730,061
Reliance Steel & Aluminum Co.	37,926	2,318,037
Steel Technologies, Inc.	15,249	426,820

		19,201,947

Metals – Non Ferrous — 0.3%
Brush Engineered Materials, Inc.(a)	26,270	417,693
RTI International Metal, Inc.(a)	31,503	1,195,539
Ryerson Tull, Inc.(b)	34,500	839,040
Wolverine Tube, Inc.(a)	20,538	103,922

		2,556,194

Mineral Resources — 0.6%
AMCOL International Corp.	30,135	618,370
Massey Energy Corp.	105,234	3,985,211

		4,603,581

Miscellaneous Basic Industry — 1.4%
Apogee Enterprises, Inc.	38,121	618,323
Armor Holdings, Inc.(a)	40,657	1,734,021
Briggs & Stratton Corp.	70,833	2,747,612
Lawson Products, Inc.	6,303	237,875

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous Basic Industry (cont’d.)
Libbey, Inc.	19,082	$195,018
Meade Instruments Corp.(a)	23,176	63,270
Texas Industries, Inc.	31,456	1,567,767
Tredegar Industries, Inc.	38,003	489,859
Watsco, Inc.	32,513	1,944,603
Watts Water Technologies (Class “A” Stock)	34,880	1,056,515

		10,654,863

Miscellaneous Consumer Growth/Staple — 0.4%
Hughes Supply, Inc.	91,541	3,281,745

Networking — 0.3%
Aeroflex, Inc.(a)	102,121	1,097,801
C-COR.net Corp.(a)	65,408	317,883
NETGEAR, Inc.(a)	45,025	866,731

		2,282,415

Office Equipment & Supplies — 0.2%
Global Imaging Systems, Inc.(a)	31,844	1,102,758
Standard Register Co. (The)	17,289	273,339

		1,376,097

Oil & Gas — 4.9%
Cabot Oil & Gas Corp. (Class “A” Stock)	67,056	3,024,226
Cascade Natural Gas Corp.	15,574	303,849
Cimarex Energy Co.(a)(b)	112,766	4,850,065
Frontier Oil Corp.(b)	77,378	2,903,996
Laclede Group, Inc. (The)	28,994	846,915
Lone Star Technologies, Inc.(a)	41,889	2,163,986
Northwest Natural Gas Co.	37,734	1,289,748
Penn Virginia Corp.	25,455	1,461,117
Petroleum Development Corp.(a)	22,733	757,918
Piedmont Natural Gas Co., Inc.(b)	104,747	2,530,688
Remington Oil & Gas Corp.(a)	32,221	1,176,067
Southern Union Co.	133,884	3,163,681
Southwest Gas Corp.	53,560	1,413,984
Swift Energy Co.(a)(b)	39,302	1,771,341
Unit Corp.(a)	63,114	3,473,163
Vintage Petroleum, Inc.	75,443	4,023,374

		35,154,118

Oil & Gas Services — 3.8%
Atwood Oceanics, Inc.(a)	18,194	1,419,678
Cal Dive International, Inc.(a)(b)	106,354	3,817,044
CARBO Ceramics, Inc.	27,003	1,526,210
Energen Corp.	100,228	3,640,280
Hydril Co.(a)(b)	26,879	1,682,625
Input/Output, Inc.(a)(b)	95,969	674,662
Lufkin Industries, Inc.	20,000	997,400
New Jersey Resources Corp.	37,716	1,579,923
NS Group, Inc.(a)	30,800	1,287,748
Oceaneering International, Inc.(a)	36,617	1,822,794
Offshore Logistics, Inc.(a)	31,844	929,845
SEACOR Holdings, Inc.(a)	28,439	1,936,696
St. Mary Land & Exploration Co.	77,353	2,847,364
Stone Energy Corp.(a)	36,845	1,677,553
W-H Energy Services, Inc.(a)	39,039	1,291,410

SEE NOTES TO FINANCIAL STATEMENTS.

B79

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas Services (cont’d.)
World Fuel Services Corp.	37,445	$1,262,645

		28,393,877

Paper & Forest Products — 1.0%
Brady Corp.	67,304	2,435,059
Buckeye Technologies, Inc.(a)	45,172	363,635
Caraustar Industries, Inc.(a)	39,320	341,691
Chesapeake Corp.	26,863	456,134
Neenah Paper, Inc.	20,227	566,356
Pope & Talbot, Inc.	22,309	185,834
Rock-Tenn Co. (Class “A” Stock)	42,570	581,081
Schwitzer-Manduit International, Inc.	20,826	516,068
Universal Forest Products, Inc.	22,102	1,221,136
Wausau-Mosinee Paper Corp.	70,178	831,609

		7,498,603

Pharmaceuticals — 0.8%
Alpharma, Inc. (Class “A” Stock)	57,067	1,626,980
Bradley Pharmaceuticals, Inc.(a)(b)	19,026	180,747
Connetics Corp.(a)	48,174	696,114
Gentiva Health Services, Inc.(a)	31,288	461,185
MGI Pharma, Inc.(a)(b)	105,939	1,817,913
Savient Pharmaceuticals, Inc.(a)	83,076	310,704
USANA Health Sciences, Inc.(a)(b)	13,725	526,491

		5,620,134

Real Estate Investment Trusts — 3.2%
Acadia Realty Trust	43,074	863,634
Colonial Properties Trust	61,335	2,574,843
Commercial Net Lease Realty	74,108	1,509,580
EastGroup Properties, Inc.	30,125	1,360,445
Entertainment Properties Trust	35,466	1,445,240
Essex Property Trust, Inc.	31,308	2,886,598
Glenborough Realty Trust, Inc.	47,539	860,456
Kilroy Realty Corp.	39,552	2,448,269
Lexington Corporate Properties Trust	71,039	1,513,131
New Century Financial Corp.	77,343	2,789,762
Parkway Properties, Inc.	19,373	777,632
Shurgard Storage Centers, Inc. (Class “A” Stock)	64,237	3,642,879
Town and Country Trust (The)(b)	24,100	814,821

		23,487,290

Restaurants — 2.2%
CEC Entertainment, Inc.(a)	46,683	1,589,089
IHOP Corp.	25,761	1,208,449
Jack in the Box, Inc.(a)	48,787	1,704,130
Landry’s Restaurants, Inc.	22,748	607,599
Lone Star Steakhouse & Saloon, Inc.	24,604	584,099
O’Charley’s, Inc.(a)	30,574	474,203
P.F. Chang’s China Bistro, Inc.(a)(b)	36,102	1,791,742
Papa John’s International, Inc.(a)	16,294	966,397
RARE Hospitality International, Inc.(a)	45,596	1,385,662
Red Robin Gourmet Burgers, Inc.(a)	19,840	1,011,046
Ryan’s Restaurant Group, Inc.(a)	57,358	691,737
Sonic Corp.(a)	81,196	2,395,282
Steak n Shake Co. (The)(a)	38,078	645,422
Triarc Companies., Inc. (Class “B” Stock)	74,218	1,102,137

		16,156,994

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail — 6.2%
Arctic Cat, Inc.	17,433	$349,706
Brown Shoe Co., Inc.	25,225	1,070,297
Building Materials Holdings Corp.	19,730	1,345,783
Burlington Coat Factory Warehouse Corp.	22,628	909,872
Caseys Gen. Stores, Inc.	68,880	1,708,224
Cash America International, Inc.	39,983	927,206
Cato Corp. (The) (Class “A” Stock)	42,571	913,148
Children’s Place Retail Stores, Inc. (The)(a)	29,265	1,446,276
Christopher & Banks Corp.	49,185	923,694
Cost Plus, Inc.(a)	30,160	517,244
Dress Barn, Inc.(a)	30,837	1,190,617
Fred’s, Inc.	54,439	885,723
Great Atlantic & Pacific Tea Co., Inc.(a)(b)	24,553	780,294
Group 1 Automotive, Inc.(a)	29,441	925,331
Guitar Center, Inc.(a)(b)	35,602	1,780,456
Gymboree Corp. (The)(a)	43,323	1,013,758
Hancock Fabrics, Inc.(b)	26,104	106,243
Haverty Furniture Companies, Inc.	30,624	394,743
Hibbett Sporting Goods, Inc.(a)	48,844	1,391,077
Hot Topic, Inc.(a)	61,314	873,725
J. Jill Group, Inc.(a)	27,806	529,148
Jo-Ann Stores, Inc.(a)	32,024	377,883
Jos. A. Bank Clothiers, Inc.(a)(b)	16,300	707,583
K-Swiss, Inc.	35,480	1,150,971
Linens ‘n Things, Inc.(a)	62,094	1,651,700
Longs Drug Stores Corp.	36,414	1,325,105
Marinemax, Inc.(a)	21,437	676,766
Men’s Wearhouse, Inc. (The)(a)	72,271	2,127,658
Movie Gallery, Inc.(b)	35,294	197,999
Panera Bread Co. (Class “A” Stock)(a)	42,607	2,798,428
Pep Boys – Manny, Moe & Jack	74,094	1,103,260
Quiksilver, Inc.(a)	160,391	2,219,811
Russ Berrie & Co., Inc.	16,221	185,244
School Specialty, Inc.(a)	31,374	1,143,269
Select Comfort Corp.(a)(b)	48,092	1,315,316
Stage Stores, Inc.	36,228	1,078,870
Stein Mart, Inc.	36,425	661,114
Stride Rite Corp.	49,534	671,681
Too, Inc.(a)	45,520	1,284,119
Tractor Supply Co.(a)	45,803	2,424,811
Zale Corp.(a)	66,886	1,682,183

		44,766,336

Semiconductors — 1.4%
ATMI, Inc.(a)	51,646	1,444,539
Axcelis Technologies, Inc.(a)	137,524	655,989
Brooks Automation, Inc.(a)	101,886	1,276,626
ESS Technology, Inc.(a)	48,425	166,098
Exar Corp.(a)	48,158	602,938
Kopin Corp.(a)	94,074	503,296
Pericom Semiconductor Corp.(a)	35,888	286,027
Power Integrations, Inc.(a)	40,394	961,781
Rudolph Technologies, Inc.(a)	19,448	250,490
Skyworks Solutions, Inc.(a)	216,672	1,102,860
Varian Semiconductor Equipment Associates, Inc.(a)	51,717	2,271,928

SEE NOTES TO FINANCIAL STATEMENTS.

B80

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors (cont’d.)
Veeco Instruments, Inc.(a)	36,528	$633,030

		10,155,602

Software — 3.3%
Altiris, Inc.(a)	31,698	535,379
ANSYS, Inc.(a)	43,761	1,868,157
Captaris, Inc.(a)	38,843	143,331
Catapult Communications Corp.(a)	14,000	207,060
EPIQ Systems, Inc.(a)	17,466	323,820
Gerber Scientific, Inc.(a)	30,476	291,655
Global Payments, Inc.	90,053	4,197,369
Hyperion Solutions Corp.(a)	81,381	2,915,067
Inter-Tel, Inc.	28,681	561,287
JDA Software Group, Inc.(a)	39,388	669,990
Keane, Inc.(a)	62,150	684,272
ManTech International Corp. (Class “A” Stock)(a)	24,471	681,762
Mapinfo Corp.(a)	28,270	356,485
MICROS Systems, Inc.(a)	52,496	2,536,607
MRO Software, Inc.(a)	29,429	413,183
Open Solutions, Inc.(a)	27,200	623,424
PC-Tel, Inc.(a)	29,187	255,678
Quality Systems, Inc.	11,250	863,550
SERENA Software, Inc.(b)	39,552	927,099
SPSS, Inc.(a)	22,184	686,151
Take-Two Interactive Software, Inc.(a)(b)	96,947	1,715,962
THQ, Inc.(a)(b)	86,160	2,054,916
WebEx Communications, Inc.(a)	47,474	1,026,863

		24,539,067

Supermarkets — 0.2%
Kronos, Inc.(a)(b)	43,575	1,824,050

Telecommunications — 1.1%
Applied Signal Technology, Inc.	15,635	354,915
Commonwealth Telephone Enterprises, Inc.	29,891	1,009,419
Comtech Telecommunications Corp.(a)	27,631	843,851
Digi International, Inc.(a)	28,118	294,958
Ditech Communications Corp.(a)	44,150	368,653
General Communication, Inc. (Class “A’ Stock)(a)	64,290	664,116
Harmonic Inc.(a)	100,662	488,211
Intrado, Inc.(a)	24,360	560,767
J2 Global Communications, Inc.(a)(b)	33,886	1,448,288
Network Equipment Technologies, Inc.(a)	33,612	147,893
Novatel Wireless, Inc.(a)(b)	40,045	484,945
Symmetricom, Inc.(a)	63,158	534,948
Tollgrade Communications, Inc.(a)	17,921	195,877
ViaSat, Inc.(a)	30,771	822,509

		8,219,350

Textiles — 0.5%
Angelica Corp.	12,647	209,181
Ashworth, Inc.(a)	19,112	161,496
G & K Services, Inc. (Class “A” Stock)	28,908	1,134,639
Kellwood Co.	38,062	908,921
Oxford Industries, Inc.	19,428	1,062,712

		3,476,949

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Timber — 0.1%
Deltic Timber Corp.	16,822	$872,389

Tobacco — 0.1%
Alliance One International, Inc.	119,193	464,853

Transportation — 0.9%
EGL, Inc.(a)	44,571	1,674,532
HUB Group, Inc.(a)	27,637	976,968
Kansas City Southern Industries, Inc.(a)(b)	101,241	2,473,318
Old Dominion Freight Line, Inc.(a)	38,775	1,046,150
Pegasus Solutions, Inc.(a)	24,147	216,599

		6,387,567

Trucking/Shipping — 2.2%
Arkansas Best Corp.	34,560	1,509,581
Forward Air Corp.	42,762	1,567,227
Heartland Express, Inc.	61,573	1,249,316
Kirby Corp.(a)	35,126	1,832,523
Knight Transportation, Inc.	78,296	1,623,066
Landstar System, Inc.	80,063	3,341,830
Monaco Coach Corp.	36,331	483,202
Oshkosh Truck Corp. (Class “B” Stock)	100,412	4,477,370

		16,084,115

Utilities – Electric — 1.2%
Atmos Energy Corp.	110,320	2,885,971
Avista Corp.	66,357	1,175,182
Central Vermont Public Service Corp.	16,785	302,298
CH Energy Group, Inc.	18,609	854,153
Cleco Corp.	68,332	1,424,722
EL Paso Electric Co.(a)	65,619	1,380,624
Green Mountain Power Corp.	7,136	205,303
UIL Holdings Corp.	17,761	816,828

		9,045,081

Utility – Water — 0.1%
American States Water Co.	22,935	706,398

TOTAL LONG-TERM INVESTMENTS (cost $517,709,602)		730,596,815

SHORT-TERM INVESTMENTS — 14.8%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (includes $101,040,779 of cash collateral received for securities on loan) (Note 4)(c)(d)	109,179,634	109,179,634

	Principal Amount (000)
U.S. Government & Agency Obligations
United States Treasury Bills(e)(f) 3.82% 3/16/06	$350	347,263

TOTAL SHORT-TERM INVESTMENTS (cost $109,526,854)		109,526,897

TOTAL INVESTMENTS — 113.8% (cost $627,236,456; Note 6)		840,123,712
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (13.8)%		(101,791,403)

NET ASSETS — 100.0%		$738,332,309

SEE NOTES TO FINANCIAL STATEMENTS.

B81

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviation is used in the portfolio description:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $96,200,779; cash collateral of $101,040,779 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open future contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Depreciation
Long Positions:
22	S&P MidCap 400 Index	Mar-06	$8,227,600	$8,175,200	$(52,400)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 13.7% of collateral received for securities on loan)	14.8%
Banks & Savings & Loans	6.2
Retail	6.2
Drugs & Medical Supplies	5.5
Oil & Gas	4.9
Machinery	3.9
Oil & Gas Services	3.8
Computer Services	3.7
Construction	3.5
Software	3.3
Commercial Services	3.2
Real Estate Investment Trusts	3.2
Insurance	2.9
Healthcare	2.8
Metals — Ferrous	2.6
Electronics	2.4
Restaurants	2.2
Trucking/Shipping	2.2
Financial Services	2.0
Food & Beverage	2.0
Hospitals/Healthcare Management	2.0
Leisure	1.8
Electronic Components	1.6
Aerospace	1.5
Diversified Manufacturing Operations	1.5
Miscellaneous Basic Industry	1.4
Semiconductors	1.4
Chemicals	1.2
Energy	1.2
Utilities — Electric	1.2
Distribution/Wholesalers	1.1
Telecommunications	1.1
Apparel	1.0
Electrical Equipment	1.0
Internet	1.0
Paper & Forest Products	1.0

Transportation	0.9%
Engineering	0.8
Pharmaceuticals	0.8
Environmental Services	0.7
Exchange Traded Fund	0.7
Human Resources	0.7
Furniture	0.6
Mineral Resources	0.6
Autos Cars & Trucks	0.5
Textiles	0.5
Airlines	0.4
Housing Related	0.4
Miscellaneous Consumer Growth/Staple	0.4
Collectibles & Gifts	0.3
Containers	0.3
Metals Non Ferrous	0.3
Networking	0.3
Advertising	0.2
Agricultural Products & Services	0.2
Computers & Peripherals	0.2
Gas Utilities	0.2
Household Products	0.2
Instrument — Controls	0.2
Office Equipment & Supplies	0.2
Supermarkets	0.2
Consumer Cyclical	0.1
Diversified Financial Services	0.1
Healthcare Equipment & Supplies	0.1
Media	0.1
Timber	0.1
Tobacco	0.1
Utility — Water	0.1

113.8
Liabilities in excess of other assets	(13.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B82

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.0%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.1%
Omnicom Group, Inc.	51,800	$4,409,734

Aerospace — 1.9%
Boeing Co.	231,836	16,284,161
General Dynamics Corp.	57,500	6,557,875
L-3 Communications Holdings, Inc.	31,700	2,356,895
Lockheed Martin Corp.	110,398	7,024,625
Northrop Grumman Corp.	107,526	6,463,388
Raytheon Co.	128,318	5,151,968
Rockwell Collins, Inc.	49,100	2,281,677
United Technologies Corp.	286,100	15,995,851

		62,116,440

Airlines — 0.1%
Southwest Airlines Co.	190,037	3,122,308

Apparel — 0.2%
Jones Apparel Group, Inc.	37,400	1,148,928
NIKE, Inc. (Class “B” Stock)	54,100	4,695,339
Reebok International, Ltd.	11,000	640,530

		6,484,797

Autos – Cars & Trucks — 0.7%
Cummins, Inc.	12,400	1,112,652
Dana Corp.	37,894	272,079
Ford Motor Co.(b)	519,345	4,009,343
General Motors Corp.(b)	160,800	3,122,736
Genuine Parts Co.	49,225	2,161,962
Harley-Davidson, Inc.(b)	81,500	4,196,435
Johnson Controls, Inc.	54,100	3,944,431
Navistar International Corp.(a)	22,900	655,398
PACCAR, Inc.	51,435	3,560,845

		23,035,881

Banks and Savings & Loans — 6.4%
AmSouth Bancorporation(b)	104,300	2,733,703
Bank of New York Co., Inc.	218,700	6,965,595
BankAmerica Corp.(b)	1,134,412	52,353,113
Capital One Financial Corp.	80,000	6,912,000
Comerica, Inc.	49,750	2,823,810
Compass Bancshares, Inc.	33,800	1,632,202
Fifth Third Bancorp	151,549	5,716,428
First Horizon National Corp.	35,900	1,379,996
Golden West Financial Corp.(b)	72,500	4,785,000
Huntington Bancshares, Inc.	60,875	1,445,781
KeyCorp	118,500	3,902,205
M&T Bank Corp.	25,600	2,791,680
Mellon Financial Corp.	116,100	3,976,425
National City Corp.(b)	167,900	5,636,403
North Fork Bancorporation, Inc.	140,850	3,853,656
Northern Trust Corp.(b)	55,100	2,855,282
PNC Financial Services Group	81,100	5,014,413
Regions Financial Corp.	129,337	4,418,152
Sovereign Bancorp, Inc.	105,800	2,287,396
State Street Corp.	92,700	5,139,288
Suntrust Banks, Inc.	99,900	7,268,724
Synovus Financial Corp.	85,100	2,298,551
U.S. Bancorp	527,181	15,757,440
Wachovia Corp.(b)	426,585	22,549,283
Wells Fargo & Co.	477,060	29,973,680

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
Zions Bancorporation	27,700	$2,093,012

		206,563,218

Chemicals — 1.1%
Air Products & Chemicals, Inc.	60,300	3,569,157
Chemtura Corp.	0	3
Dow Chemical Co.	270,461	11,851,601
Du Pont (E.I.) de Nemours & Co.	254,991	10,837,118
Eastman Chemical Co.	22,400	1,155,616
Engelhard Corp.	36,775	1,108,766
Hercules, Inc.(a)	27,900	315,270
Praxair, Inc.(b)	89,400	4,734,624
Rohm & Haas Co.	43,400	2,101,428
Sigma-Aldrich Corp.	19,200	1,215,168

		36,888,751

Commercial Services — 0.8%
Cendant Corp.	300,218	5,178,761
Cintas Corp.	41,200	1,696,616
Convergys Corp.(a)	43,900	695,815
eBay, Inc.(a)	307,600	13,303,700
Equifax, Inc.	37,500	1,425,750
Fiserv, Inc.(a)	54,900	2,375,523
Monster Worldwide, Inc.(a)(b)	32,900	1,342,978

		26,019,143

Computers — 3.4%
Apple Computer, Inc.(a)	230,400	16,563,456
Automatic Data Processing, Inc.(b)	157,500	7,227,675
Citrix Systems, Inc.(a)(b)	46,800	1,346,904
Comverse Technology, Inc.(a)(b)	40,600	1,079,554
Dell, Inc.(a)	677,300	20,312,227
Hewlett-Packard Co.	814,716	23,325,319
International Business Machines Corp.	451,200	37,088,640
Sun Microsystems, Inc.(a)	842,600	3,530,494

		110,474,269

Computer Services — 5.8%
Adobe Systems, Inc.	153,700	5,680,752
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	37,700	2,231,086
Autodesk, Inc.	52,700	2,263,465
Avaya, Inc.(a)	129,408	1,380,783
BMC Software, Inc.(a)	63,300	1,297,017
Cisco Systems, Inc.(a)	1,762,000	30,165,440
Computer Associates International, Inc.	133,173	3,754,147
Computer Sciences Corp.(a)	53,900	2,729,496
Compuware Corp.(a)	108,600	974,142
EMC Corp.(a)	680,974	9,274,866
First Data Corp.	217,604	9,359,148
Gateway, Inc.(a)(b)	22,000	55,220
Intuit, Inc.(a)(b)	51,100	2,723,630
Lexmark International, Inc.(a)	37,414	1,677,270
Mercury Interactive Corp.(a)	14,000	389,060
Micron Technology, Inc.(a)(b)	153,100	2,037,761
Microsoft Corp.	2,593,600	67,822,639
NCR Corp.(a)	51,800	1,758,092

SEE NOTES TO FINANCIAL STATEMENTS.

B83

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services (cont’d.)
Network Appliance, Inc.(a)	107,300	$2,897,100
Novell, Inc.(a)	97,100	857,393
NVIDIA Corp.(a)	44,700	1,634,232
Oracle Corp.(a)	1,095,020	13,370,194
Parametric Technology Corp.(a)	81,800	498,980
Siebel Systems, Inc.	104,900	1,109,842
Symantec Corp.(a)	311,211	5,446,200
Symbol Technologies, Inc.	67,400	864,068
Unisys Corp.(a)	67,000	390,610
Yahoo!, Inc.(a)(b)	357,900	14,022,522

		186,665,155

Construction — 0.4%
Centex Corp.	36,600	2,616,534
D.R. Horton, Inc.	70,200	2,508,246
Fluor Corp.	23,500	1,815,610
KB Home	21,932	1,593,579
Pulte Corp.	65,800	2,589,888
Vulcan Materials Co.(b)	28,200	1,910,550

		13,034,407

Containers — 0.1%
Ball Corp.	33,000	1,310,760
Bemis Co., Inc.	25,900	721,833
Pactiv Corp.(a)	43,900	965,800

		2,998,393

Cosmetics & Soaps — 2.2%
Alberto-Culver Co., (Class “B” Stock)(b)	21,100	965,325
Avon Products, Inc.	125,400	3,580,170
Clorox Co.(b)	43,900	2,497,471
Colgate-Palmolive Co.	146,700	8,046,495
International Flavors & Fragrances, Inc.	25,200	844,200
Procter & Gamble Co.	941,681	54,504,466

		70,438,127

Diversified Consumer Products — 1.4%
Altria Group, Inc.	582,000	43,487,040
Eastman Kodak Co.(b)	81,000	1,895,400

		45,382,440

Diversified Manufacturing Operations — 3.4%
American Standard Cos., Inc.	50,900	2,033,455
Cooper Industries Ltd. (Class “A” Stock)	25,000	1,825,000
General Electric Co.	2,962,700	103,842,634

		107,701,089

Diversified Office Equipment — 0.1%
Avery Dennison Corp.	27,600	1,525,452
Pitney Bowes, Inc.	65,500	2,767,375

		4,292,827

Diversified Operations — 0.3%
Corning, Inc.(a)	411,700	8,094,022

Drugs & Medical Supplies — 9.0%
Abbott Laboratories	437,900	17,266,397
Allergan, Inc.(b)	37,400	4,037,704

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
AmerisourceBergen Corp.	62,400	$2,583,360
Bard (C.R.), Inc.	29,800	1,964,416
Bausch & Lomb, Inc.(b)	16,100	1,093,190
Baxter International, Inc.	180,500	6,795,825
Becton Dickinson & Co.	71,000	4,265,680
Biogen Idec, Inc.(a)	95,425	4,325,615
Biomet, Inc.(b)	70,525	2,579,099
Boston Scientific Corp.(a)	163,400	4,001,666
Bristol-Myers Squibb Co.	550,260	12,644,975
Cardinal Health, Inc.	122,075	8,392,656
Genzyme Corp.(a)(b)	68,300	4,834,274
Guidant Corp.	85,600	5,542,600
Hospira, Inc.(a)	42,820	1,831,840
Johnson & Johnson Co.	842,071	50,608,467
King Pharmaceuticals, Inc.(a)	75,633	1,279,710
Laboratory Corp. of America Holdings(a)(b)	37,600	2,024,760
Lilly (Eli) & Co.(b)	319,500	18,080,505
Medtronic, Inc.	341,300	19,648,641
Merck & Co., Inc.(b)	622,800	19,811,268
Mylan Laboratories, Inc.	53,900	1,075,844
Pfizer, Inc.	2,077,608	48,449,819
Quest Diagnostics, Inc.	49,500	2,548,260
Schering-Plough Corp.	414,300	8,638,155
St. Jude Medical, Inc.(a)	99,600	4,999,920
Stryker Corp.	83,300	3,701,019
Watson Pharmaceuticals, Inc.(a)(b)	31,400	1,020,814
Wyeth	381,900	17,594,133
Zimmer Holdings, Inc.(a)	67,286	4,537,768

		286,178,380

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)	38,300	2,315,618

Electrical Services — 0.4%
American Power Conversion	52,500	1,155,000
Rockwell Automation, Inc.	51,800	3,064,488
TXU Corp.	135,012	6,776,252
Xcel Energy, Inc.	109,495	2,021,278

		13,017,018

Electronics — 4.2%
Advanced Micro Devices, Inc.(a)(b)	101,400	3,102,840
Altera Corp.(a)(b)	106,700	1,977,151
Analog Devices, Inc.	96,900	3,475,803
Applied Materials, Inc.(b)	433,400	7,775,196
Applied Micro Circuits Corp.(a)(b)	88,000	226,160
Broadcom Corp.(a)	84,900	4,003,035
Electronic Arts, Inc.(a)	80,000	4,184,800
Electronic Data Systems Corp.	134,300	3,228,572
Emerson Electric Co.	116,800	8,724,960
Fisher Scientific International, Inc.(a)	31,200	1,930,032
Freescale Semiconductor, Inc. (Class “B” Stock)(a)	107,446	2,704,416
Intel Corp.	1,719,700	42,923,712
Jabil Circuit, Inc.(a)	54,600	2,025,114
JDS Uniphase Corp.(a)	307,100	724,756
KLA-Tencor Corp.	47,900	2,362,907

SEE NOTES TO FINANCIAL STATEMENTS.

B84

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Linear Technology Corp.	88,100	$3,177,767
LSI Logic Corp.(a)	110,800	886,400
Maxim Integrated Products, Inc.	86,000	3,116,640
Molex, Inc.	40,500	1,050,975
National Semiconductor Corp.	101,600	2,639,568
Novellus Systems, Inc.(a)	40,000	964,800
Perkin Elmer, Inc.	31,000	730,360
Pinnacle West Capital Corp.	26,000	1,075,100
PMC-Sierra, Inc.(a)	48,800	376,248
PPL Corp.(b)	110,000	3,234,000
QLogic Corp.(a)	25,900	842,009
RadioShack Corp.	43,660	918,170
Sanmina — SCI Corp.(a)	150,600	641,556
Solectron Corp.(a)(b)	282,000	1,032,120
Tektronix, Inc.	18,300	516,243
Teradyne, Inc.(a)	36,800	536,176
Texas Instruments, Inc.	471,200	15,111,384
Waters Corp.(a)(b)	34,100	1,288,980
Xerox Corp.(a)(b)	270,892	3,968,568
Xilinx, Inc.(b)	76,200	1,921,002

		133,397,520

Financial Services — 9.1%
Ambac Financial Group, Inc.	30,000	2,311,800
American Express Co.	348,000	17,908,080
Ameriprise Financial, Inc.	69,600	2,853,600
Bear Stearns Cos., Inc.	32,410	3,744,327
CIT Group, Inc.	58,700	3,039,486
Citigroup, Inc.	1,431,276	69,459,823
Countrywide Financial Corp.	166,198	5,682,310
E*TRADE Financial Corp.(a)	106,800	2,227,848
Fannie Mae	273,300	13,339,773
Federated Investors, Inc. (Class “B” Stock)	25,200	933,408
Franklin Resources, Inc.	44,300	4,164,643
Freddie Mac	194,300	12,697,505
Goldman Sachs Group, Inc.	131,100	16,742,781
H&R Block, Inc.	92,600	2,273,330
J.P. Morgan Chase & Co.	993,085	39,415,544
Janus Capital Group, Inc.(b)	62,600	1,166,238
Lehman Brothers Holdings, Inc.	79,900	10,240,783
Marshall & Ilsley Corp.	62,900	2,707,216
MBNA Corp.	355,352	9,647,807
Merrill Lynch & Co., Inc.	267,500	18,117,775
Moody’s Corp.(b)	75,520	4,638,438
Morgan Stanley	307,410	17,442,443
Paychex, Inc.	94,850	3,615,682
Schwab (Charles) Corp.	312,000	4,577,040
SLM Corp.(b)	117,900	6,495,111
T. Rowe Price Group, Inc.	36,000	2,593,080
Washington Mutual, Inc.	277,525	12,072,379

		290,108,250

Food & Beverage — 3.5%
Anheuser-Busch Cos., Inc.	222,100	9,541,416
Archer-Daniels-Midland Co.	172,138	4,244,923
Brown-Forman Corp. (Class “B” Stock)(b)	16,200	1,122,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
Campbell Soup Co.	56,000	$1,667,120
Coca-Cola Co.	588,900	23,738,559
Coca-Cola Enterprises, Inc.	94,300	1,807,731
ConAgra Foods, Inc.	145,300	2,946,684
Constellation Brands, Inc. (Class “A” Stocks)(a)	43,200	1,133,136
General Mills, Inc.	103,900	5,124,348
Heinz (H.J.) & Co.	94,150	3,174,738
Hershey Foods Corp.	49,900	2,756,975
Kellogg Co.	73,200	3,163,704
McCormick & Co., Inc.	36,300	1,122,396
Molson Coors Brewing Co. (Class “B” Stock)	16,000	1,071,840
Monsanto Co.	69,198	5,364,921
Pepsi Bottling Group, Inc.(b)	49,700	1,421,917
PepsiCo, Inc.	471,440	27,852,675
Sara Lee Corp.(b)	216,300	4,088,070
Sysco Corp.	180,600	5,607,630
Tyson Foods, Inc., (Class “A” Stock)	51,800	885,780
Wrigley (William) Jr. Co.	51,900	3,450,831

		111,288,378

Forest Products — 0.4%
International Paper Co.(b)	123,267	4,143,004
Louisiana-Pacific Corp.	31,000	851,570
MeadWestvaco Corp.	48,289	1,353,541
Plum Creek Timber Co., Inc.	52,200	1,881,810
Temple-Inland, Inc.	26,600	1,193,010
Weyerhaeuser Co.	67,700	4,491,218

		13,914,153

Gas Pipelines — 0.3%
Cinergy Corp.	53,539	2,273,266
Peoples Energy Corp.	11,400	399,798
Sempra Energy	70,054	3,141,221
Williams Cos., Inc.	162,000	3,753,540

		9,567,825

Hospitals/Healthcare Management — 3.9%
Aetna, Inc.	82,624	7,792,269
Agilent Technologies, Inc.(a)	103,282	3,438,258
Amgen, Inc.(a)	348,264	27,464,099
Applera Corp. — Applied Biosystems Group	56,800	1,508,608
Caremark Rx, Inc.(a)	126,400	6,546,256
Chiron Corp.(a)	20,300	902,538
Coventry Health Care, Inc.(a)	39,750	2,264,160
Express Scripts, Inc.(a)	37,100	3,108,980
Forest Laboratories, Inc.(a)	95,800	3,897,144
Gilead Sciences, Inc.(a)(b)	124,400	6,547,172
HCA, Inc.	121,298	6,125,549
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,455,948
Humana, Inc.(a)	46,100	2,504,613
IMS Health, Inc.	60,120	1,498,190
Manor Care, Inc.	22,950	912,722
McKesson Corp.	80,107	4,132,720
Medco Health Solutions, Inc.(a)	75,396	4,207,097
MedImmune, Inc.(a)	68,200	2,388,364

SEE NOTES TO FINANCIAL STATEMENTS.

B85

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (cont’d.)
Millipore Corp.(a)	14,200	$937,768
Patterson Cos., Inc.(a)(b)	23,900	798,260
Tenet Healthcare Corp.(a)	127,100	973,586
UnitedHealth Group, Inc.	373,500	23,209,290
WellPoint, Inc.(a)	175,100	13,971,229

		126,584,820

Household Products & Personal Care — 0.4%
Acco Brands Corp.(a)	1	17
Kimberly-Clark Corp.	136,588	8,147,474
Leggett & Platt, Inc.	54,900	1,260,504
Lennar Corp. (Class A)(b)	33,800	2,062,476

		11,470,471

Housing Related — 0.3%
Masco Corp.	124,400	3,755,636
Maytag Corp.	21,800	410,276
Newell Rubbermaid, Inc.	58,249	1,385,161
Stanley Works	22,400	1,076,096
Whirlpool Corp.	19,300	1,616,568

		8,243,737

Human Resources — 0.1%
Robert Half International, Inc.	45,800	1,735,362

Insurance — 4.7%
ACE, Ltd.	87,200	4,659,968
AFLAC, Inc.	138,800	6,443,096
Allstate Corp.	192,488	10,407,826
American International Group, Inc.	728,187	49,684,199
Aon Corp.(b)	87,125	3,132,144
Chubb Corp.	58,400	5,702,760
CIGNA Corp.	40,200	4,490,340
Cincinnati Financial Corp.	45,628	2,038,659
Genworth Financial, Inc., (Class “A” Stock)	90,500	3,129,490
Hartford Financial Services Group, Inc.	89,100	7,652,799
Jefferson-Pilot Corp.	36,018	2,050,505
Lincoln National Corp.	47,700	2,529,531
Loews Corp.	38,300	3,632,755
Marsh & McLennan Cos., Inc.(b)	140,800	4,471,808
MBIA, Inc.	38,550	2,319,168
MetLife, Inc.	208,200	10,201,800
MGIC Investment Corp.	32,900	2,165,478
Principal Financial Group, Inc.	84,400	4,003,092
Progressive Corp.(b)	54,300	6,341,154
SAFECO Corp.	37,500	2,118,750
St. Paul Cos., Inc.	196,598	8,782,033
Torchmark Corp.	30,000	1,668,000
UnumProvident Corp.(b)	80,456	1,830,374
XL Capital Ltd., (Bermuda) (Class “A” Stock)	41,800	2,816,484

		152,272,213

Internet & Catalog Retail — 0.1%
Amazon.com, Inc.(a)(b)	72,000	3,394,800

Leisure — 1.0%
Brunswick Corp.	26,400	1,073,424

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Carnival Corp.	120,500	$6,443,135
Disney (Walt) Co.	547,101	13,114,011
Harrah’s Entertainment, Inc.	44,650	3,183,099
Hilton Hotels Corp.(b)	67,800	1,634,658
Marriott International, Inc. (Class “A” Stock)	49,400	3,308,318
Sabre Group Holdings, Inc. (Class “A” Stock)	39,619	955,214
Starwood Hotels & Resorts Worldwide, Inc.	53,300	3,403,738

		33,115,597

Machinery — 0.9%
Caterpillar, Inc.(b)	192,800	11,138,056
Deere & Co.	67,000	4,563,370
Dover Corp.	59,700	2,417,253
Eaton Corp.	41,600	2,790,944
Ingersoll-Rand Co. (Class “A” Stock)	99,900	4,032,963
Parker-Hannifin Corp.	32,325	2,132,157
Snap-on, Inc.	12,300	461,988
Thermo Electron Corp.(a)	46,400	1,398,032

		28,934,763

Media — 2.8%
Clear Channel Communications, Inc.	144,800	4,553,960
Comcast Corp. (Class “A” Stock)(a)(b)	619,730	16,088,191
Dow Jones & Co., Inc.	17,400	617,526
E.W. Scripps Co. (The) (Class “A” Stock)	9,900	475,398
Gannett Co., Inc.(b)	70,400	4,264,128
Interpublic Group of Cos., Inc.(a)(b)	75,200	725,680
Knight-Ridder, Inc.(b)	20,900	1,322,970
McGraw-Hill, Inc.	106,200	5,483,106
Meredith Corp.	13,800	722,292
New York Times Co. (Class “A” Stock)(b)	41,900	1,108,255
News Corp. ( Class “A” Stock)	658,700	10,242,785
R. R. Donnelley & Sons, Co.	63,600	2,175,756
Time Warner, Inc.	1,311,120	22,865,933
Tribune Co.	84,700	2,563,022
Univision Communications, Inc. (Class “A” Stock)(a)(b)	66,900	1,966,191
Viacom, Inc. (Class “B” Stock)	455,136	14,837,434

		90,012,627

Metals – Ferrous — 0.2%
Allegheny Technologies, Inc.	19,940	719,435
Nucor Corp.	43,600	2,908,992
United States Steel Corp.	31,540	1,516,128

		5,144,555

Metals – Non Ferrous — 0.2%
Alcoa, Inc.(b)	244,176	7,220,284

Mineral Resources — 0.4%
Burlington Resources, Inc.	109,034	9,398,731
Phelps Dodge Corp.	27,828	4,003,614

		13,402,345

SEE NOTES TO FINANCIAL STATEMENTS.

B86

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous – Basic Industry — 2.0%
AES Corp.(a)	159,700	$2,528,051
BB&T Corp.(b)	158,500	6,642,735
Danaher Corp.	70,400	3,926,912
Ecolab, Inc.(b)	51,800	1,878,786
Fortune Brands, Inc.	36,400	2,839,928
Honeywell International, Inc.	242,850	9,046,163
Illinois Tool Works, Inc.	63,900	5,622,561
International Game Technology	79,000	2,431,620
ITT Industries, Inc.	25,000	2,570,500
Pall Corp.	23,600	633,896
PPG Industries, Inc.	49,700	2,877,630
Sealed Air Corp.(a)	20,910	1,174,515
Textron, Inc.	38,100	2,932,938
Tyco International, Ltd.	571,443	16,491,845
W.W. Grainger, Inc.	23,300	1,656,630

		63,254,710

Miscellaneous Consumer Growth/Staples — 0.6%
3M Co.(b)	218,300	16,918,250
Black & Decker Corp.	22,900	1,991,384

		18,909,634

Oil & Gas — 5.2%
Amerada Hess Corp.(b)	24,700	3,132,454
Anadarko Petroleum Corp.(b)	65,563	6,212,094
Ashland, Inc.	18,600	1,076,940
ChevronTexaco Corp.	640,392	36,355,108
El Paso Corp.(b)	176,311	2,143,942
EOG Resources, Inc.	65,400	4,798,398
Exxon Mobil Corp.	1,756,670	98,672,153
Kerr-McGee Corp.	33,089	3,006,467
Marathon Oil Corp.	103,697	6,322,409
Murphy Oil Corp.	43,100	2,326,969
NICOR, Inc.	14,200	558,202
Sunoco, Inc.	37,000	2,900,060

		167,505,196

Oil & Gas Exploration/Production — 1.4%
ConocoPhillips	395,794	23,027,295
Devon Energy Corp.	129,400	8,092,676
Occidental Petroleum Corp.	112,100	8,954,548
XTO Energy, Inc.	100,000	4,394,000

		44,468,519

Oil & Gas Services — 2.3%
Apache Corp.	92,550	6,341,526
B.J. Services Co.	87,400	3,204,958
Baker Hughes, Inc.(b)	98,030	5,958,263
Halliburton Co.	143,400	8,885,064
Kinder Morgan, Inc.	29,000	2,666,550
Nabors Industries, Ltd. (Barbados)(a)	43,400	3,287,550
National-Oilwell Varco, Inc.(a)	43,200	2,708,640
Noble Corp.	36,800	2,595,872
PG&E Corp.	101,600	3,771,392
Rowan Cos., Inc.	28,700	1,022,868
Schlumberger Ltd.	168,200	16,340,630
Transocean, Inc.(a)	93,133	6,490,439
Valero Energy Corp.	169,600	8,751,360

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas Services (cont’d.)
Weatherford International, Ltd.(a)	78,500	$2,841,700

		74,866,812

Precious Metals — 0.3%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	49,100	2,641,580
Newmont Mining Corp.	119,503	6,381,460

		9,023,040

Railroads — 0.7%
Burlington Northern Santa Fe Corp.	104,626	7,409,613
CSX Corp.	62,912	3,194,042
Norfolk Southern Corp.	112,500	5,043,375
Union Pacific Corp.	71,700	5,772,567

		21,419,597

Real Estate Investment Trust — 0.6%
Apartment Investment & Management Co. (Class “A” Stock)	24,700	935,389
Archstone-Smith Trust	53,900	2,257,871
Equity Office Properties Trust	103,500	3,139,155
Equity Residential Properties Trust	70,000	2,738,400
ProLogis	60,100	2,807,872
Public Storage, Inc.	20,000	1,354,400
Simon Property Group, Inc.	53,800	4,122,694
Vornado Realty Trust	29,400	2,454,018

		19,809,799

Restaurants — 0.6%
Darden Restaurants, Inc.	44,150	1,716,552
McDonald’s Corp.	354,400	11,950,368
Wendy’s International, Inc.	22,700	1,254,402
Yum! Brands, Inc.	81,000	3,797,280

		18,718,602

Retail — 5.7%
Albertson’s, Inc.	103,044	2,199,989
AutoNation, Inc.(a)(b)	54,600	1,186,458
AutoZone, Inc.(a)(b)	15,600	1,431,300
Bed Bath & Beyond, Inc.(a)	80,000	2,892,000
Best Buy Co., Inc.	113,225	4,923,023
Big Lots, Inc.(a)(b)	35,200	422,752
Circuit City Stores, Inc.	55,200	1,246,968
Coach, Inc.(a)	106,400	3,547,376
Costco Wholesale Corp.	132,332	6,546,464
CVS Corp.(b)	222,600	5,881,092
Dillard’s, Inc. (Class “A” Stock)	25,750	639,115
Dollar General Corp.(b)	90,203	1,720,171
Family Dollar Stores, Inc.	45,600	1,130,424
Federated Department Stores, Inc.	72,260	4,793,066
Gap, Inc.	173,187	3,055,019
Home Depot, Inc.	607,519	24,592,369
J.C. Penney Co., Inc.(b)	76,900	4,275,640
Kohl’s Corp.(a)(b)	87,700	4,262,220
Kroger Co.(a)	210,700	3,978,016
Limited Brands	104,796	2,342,191
Liz Claiborne, Inc.(b)	31,800	1,139,076
Lowe’s Cos., Inc.(b)	216,900	14,458,554
Nordstrom, Inc.(b)	60,800	2,273,920

SEE NOTES TO FINANCIAL STATEMENTS.

B87

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Office Depot, Inc.(a)	82,000	$2,574,800
OfficeMax, Inc.	21,886	555,029
Safeway, Inc.	125,300	2,964,598
Sears Holding Corp.(a)(b)	25,712	2,970,507
Sherwin-Williams Co.	37,000	1,680,540
Staples, Inc.	186,000	4,224,060
Starbucks Corp.(a)	224,200	6,728,242
Supervalu, Inc.(b)	39,000	1,266,720
Target Corp.	239,468	13,163,556
Tiffany & Co.	30,300	1,160,187
TJX Cos., Inc.	126,400	2,936,272
Wal-Mart Stores, Inc.	705,200	33,003,360
Walgreen Co.	278,500	12,326,410

		184,491,484

Rubber — 0.1%
B.F. Goodrich Corp.	31,800	1,306,980
Cooper Tire & Rubber Co.	5,000	76,600
Goodyear Tire & Rubber Co.(a)(b)	49,200	855,096

		2,238,676

Telecommunications — 4.3%
ADC Telecommunications, Inc.(a)	27,200	607,648
Alltel Corp.	103,200	6,511,920
Andrew Corp.(a)	28,112	301,642
AT&T Inc.	1,103,209	27,017,595
BellSouth Corp.	517,100	14,013,410
CenturyTel, Inc.(b)	40,400	1,339,664
CIENA Corp.(a)	151,600	450,252
Citizens Communications Co.	90,300	1,104,369
Lucent Technologies, Inc.(a)(b)	1,225,805	3,260,641
Motorola, Inc.	699,595	15,803,851
QUALCOMM, Inc.	462,700	19,933,116
Qwest Communications International, Inc.(a)(b)	434,547	2,455,191
Scientific-Atlanta, Inc.(b)	48,700	2,097,509
Sprint Nextel Corp.	813,522	19,003,896
Tellabs, Inc.(a)	116,000	1,264,400
Verizon Communications, Inc.	778,638	23,452,577

		138,617,681

Textiles
VF Corp.	27,136	1,501,706

Tobacco — 0.1%
Reynolds American, Inc.(b)	24,300	2,316,519
UST, Inc.	47,900	1,955,757

		4,272,276

Toy Manufacturer — 0.1%
Hasbro, Inc.	42,650	860,677
Mattel, Inc.	119,781	1,894,935

		2,755,612

Trucking & Shipping — 1.0%
FedEx Corp.	85,340	8,823,303
Ryder System, Inc.	17,600	721,952
United Parcel Service, Inc. (Class “B” Stock)	316,400	23,777,460

		33,322,715

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities – Electric — 1.9%
Allegheny Energy, Inc.(a)	36,200	$1,145,730
Ameren Corp.(b)	55,300	2,833,572
American Electric Power Co., Inc.(b)	109,940	4,077,675
CenterPoint Energy, Inc.	90,610	1,164,339
CMS Energy Corp.(a)	53,000	769,030
Consolidated Edison, Inc.(b)	67,600	3,131,908
Constellation Energy Group	51,050	2,940,480
Dominion Resources, Inc.(b)	94,642	7,306,362
DTE Energy Co.	48,600	2,099,034
Duke Energy Corp.(b)	271,962	7,465,357
Edison International	91,700	3,999,037
Entergy Corp.	60,900	4,180,785
FirstEnergy Corp.	91,236	4,469,652
FPL Group, Inc.	107,000	4,446,920
Public Service Enterprise Group, Inc.	62,300	4,047,631
Southern Co.	207,100	7,151,163
TECO Energy, Inc.	52,900	908,822

		62,137,497

Utilities – Electric & Gas — 0.5%
Dynegy, Inc. (Class “A” Stock)(a)	113,300	548,372
Exelon Corp.	183,550	9,753,847
KeySpan Corp.	47,800	1,705,982
NiSource, Inc.	73,000	1,522,780
Progress Energy, Inc.	70,314	3,088,191

		16,619,172

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	71,800	627,532
Waste Management, Inc.	159,030	4,826,561

		5,454,093

TOTAL LONG-TERM INVESTMENTS (cost $2,223,827,845)		3,148,426,538

SHORT-TERM INVESTMENTS — 11.7%
Mutual Fund — 11.6%
Dryden Core Investment Fund — Taxable Money Market Series (cost $371,767,830; includes $315,379,940 of cash collateral received for securities on loan) (Note 4)(c)(f)	371,767,830	371,767,830

	Principal (000)
U.S. Government Obligation — 0.1%
United States Treasury Bills(d)(e)
4.06% 03/16/06	$5,200	5,159,331

TOTAL SHORT-TERM INVESTMENTS (cost $376,927,105)		376,927,161

TOTAL INVESTMENTS — 109.7% (cost $2,600,754,950: Note 6)		3,525,353,699
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (9.7%)		(312,609,627)

NET ASSETS — 100.0%		$3,212,744,072

SEE NOTES TO FINANCIAL STATEMENTS.

B88

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $301,146,620; cash collateral of $315,379,940 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchase with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

(g)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open futures contracts outstanding at December 31, 2005:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2005	Unrealized Depreciation
Long Positions:
207	S&P 500 Index	Mar. 2006	$65,890,313	$64,935,900	$(954,413)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 9.8% of collateral received for securities on loan)	11.6%
Financial Services	9.1
Drugs & Medical Supplies	9.0
Banks and Savings & Loans	6.4
Computer Services	5.8
Retail	5.7
Oil & Gas	5.2
Insurance	4.7
Telecommunications	4.3
Electronics	4.2
Hospital/Healthcare Management	3.9
Food & Beverage	3.5
Computers	3.4
Diversified Manufacturing Operations	3.4
Media	2.8
Oil & Gas Services	2.3
Cosmetics & Soaps	2.2
Miscellaneous — Basic Industry	2.0
Aerospace	1.9
Utilities — Electric	1.9
Diversified Consumer Products	1.4
Oil & Gas Exploration/Production	1.4
Chemicals	1.1
Leisure	1.0
Trucking & Shipping	1.0
Machinery	0.9
Commercial Services	0.8
Autos — Cars & Trucks	0.7
Railroads	0.7
Miscellaneous Consumer Growth/Staples	0.6
Real Estate Investment Trust	0.6
Restaurants	0.6
Utilities — Electric & Gas	0.5
Construction	0.4
Electrical Services	0.4
Forest Products	0.4
Household Products & Personal Care	0.4
Mineral Resources	0.4

Diversified Operations	0.3
Gas Pipelines	0.3
Housing Related	0.3
Precious Metals	0.3
Apparel	0.2
Metals — Ferrous	0.2
Metals — Non Ferrous	0.2
Waste Management	0.2
U.S. Government Obligations	0.1
Advertising	0.1
Airlines	0.1
Containers	0.1
Diversified Office Equipment	0.1
Education	0.1
Human Resources	0.1
Internet & Catalog Retail	0.1
Rubber	0.1
Tobacco	0.1
Toy Manufacturer	0.1
Textiles	0.0

109.7
Liabilities in excess of other assets	(9.7)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B89

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace & Defense — 5.3%
Empresa Brasileira de Aeronautica S.A. ADR (Brazil)	560,400	$21,911,640
Honeywell International, Inc.	987,900	36,799,275
Lockheed Martin Corp.	275,800	17,549,154
Northrop Grumman Corp.	266,100	15,995,271

		92,255,340

Capital Markets — 7.6%
Bank of New York Co., Inc. (The)	694,100	22,107,085
Lazard Ltd., (Class A)(b)	713,900	22,773,410
Lehman Brothers Holdings, Inc.	138,300	17,725,911
Mellon Financial Corp.	399,900	13,696,575
Merrill Lynch & Co., Inc.	543,300	36,797,709
UBS AG	217,600	20,704,640

		133,805,330

Chemicals — 2.4%
E.I. du Pont de Nemours & Co.	586,900	24,943,250
Mosaic Co. (The)(a)(b)	1,139,200	16,666,496

		41,609,746

Commercial Banks — 3.4%
Bank of America Corp.(b)	827,684	38,197,617
Royal Bank of Scotland Group PLC (United Kingdom)	708,100	21,380,787

		59,578,404

Commercial Services & Supplies — 3.0%
Cendant Corp.	1,137,100	19,614,975
Waste Management, Inc.	1,063,700	32,283,295

		51,898,270

Communications Equipment — 1.6%
Avaya, Inc.(a)(b)	1,031,900	11,010,373
Nokia Corp. ADR (Finland)(b)	975,800	17,857,140

		28,867,513

Computers & Peripherals — 2.1%
Dell, Inc.(a)	687,700	20,624,123
Seagate Technology(b)	839,300	16,777,607

		37,401,730

Consumer Finance — 1.9%
American Express Co.	365,700	18,818,922
MBNA Corp.	542,400	14,726,160

		33,545,082

Diversified Financial Services — 4.0%
Citigroup, Inc.	959,800	46,579,094
JP Morgan Chase & Co.	593,800	23,567,922

		70,147,016

Electric Utilities — 2.0%
E.ON AG, ADR (Germany)	398,100	13,742,412
Exelon Corp.	402,000	21,362,280

		35,104,692

Energy Equipment & Services — 4.1%
GlobalSantaFe Corp.	638,300	30,734,145
Halliburton Co.(b)	421,100	26,091,356
National Oilwell Varco, Inc.(a)	254,800	15,975,960

		72,801,461

Food Products — 1.7%
Cadbury Schweppes PLC ADR (United Kingdom)	768,300	29,418,207

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Staples Retailing — 2.5%
Kroger Co. (The)(a)	2,298,800	$43,401,344

Healthcare Equipment & Supplies — 1.0%
Guidant Corp.	270,300	17,501,925

Healthcare Providers & Services — 2.0%
CIGNA Corp.	147,600	16,486,920
Medco Health Solutions, Inc.(a)	323,504	18,051,523

		34,538,443

Hotels, Restaurants & Leisure — 2.6%
GTECH Holdings Corp.	866,500	27,502,710
Hilton Hotels Corp.	87,200	2,102,392
McDonald’s Corp.	461,600	15,565,152

		45,170,254

Household Products — 1.5%
Kimberly-Clark Corp.	435,600	25,983,540

Independent Power Producers & Energy Traders — 2.6%
TXU Corp.	903,200	45,331,608

Industrial Conglomerates — 3.6%
General Electric Co.	780,800	27,367,040
Tyco International, Ltd. (Bermuda)	1,246,700	35,979,762

		63,346,802

Insurance — 6.8%
American International Group, Inc.	557,700	38,051,871
Axis Capital Holdings Ltd.	676,300	21,154,664
Genworth Financial, Inc. (Class A)	414,700	14,340,326
Loews Corp.	281,600	26,709,760
Montpelier Re Holdings Ltd.	983,900	18,595,710

		118,852,331

Internet & Catalog Retail — 1.7%
Expedia, Inc.(a)(b)	247,400	5,927,704
IAC/InterActiveCorp (a)(b)	868,200	24,578,742

		30,506,446

IT Services — 1.4%
Accenture Ltd. (Class A)	841,300	24,288,331

Media — 2.2%
News Corp. (Class A)	853,502	13,271,956
Viacom, Inc. (Class B)	750,429	24,463,986

		37,735,942

Metals & Mining — 3.7%
Inco Ltd. (Canada)(b)	616,400	26,856,548
Phelps Dodge Corp.	264,300	38,024,841

		64,881,389

Multi-Utilities — 1.3%
Sempra Energy	518,000	23,227,120

Office Electronics — 2.1%
Xerox Corp.(a)(b)	2,571,400	37,671,010

Oil, Gas & Consumable Fuels — 10.9%
Amerada Hess Corp.(b)	165,500	20,988,710
Kerr-McGee Corp.	323,400	29,384,124
Nexen, Inc. (Canada)	746,600	35,560,558
Occidental Petroleum Corp.(b)	424,700	33,925,036
Suncor Energy, Inc. (Canada)	650,300	41,053,438
Tesoro Petroleum Corp.	285,000	17,541,750
Trident Resources Corp. (Canada) (cost $11,783,583.25; purchase date 3/11/05 – 11/10/05)(a)(e)(f)(g)	283,737	12,204,267

		190,657,883

SEE NOTES TO FINANCIAL STATEMENTS.

B90

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals — 4.5%
Novartis AG ADR (Switzerland)(b)	546,800	$28,696,064
Pfizer, Inc.	1,221,100	28,476,052
Sanofi-Aventis ADR (France)	511,600	22,459,240

		79,631,356

Semiconductors and Semiconductor Equipment — 0.5%
Spansion, Inc.(a)	569,100	7,921,872

Software — 2.4%
Computer Associates International, Inc.	1,041,306	29,354,416
Microsoft Corp.	504,500	13,192,675

		42,547,091

Thrifts & Mortgage Finance — 0.6%
Countrywide Financial Corp.	324,300	11,087,818

Tobacco — 2.7%
Altria Group, Inc.	630,100	47,081,072

Wireless Telecommunication Services — 3.4%
Alltel Corp.	379,300	23,933,830
Sprint Nextel Corp.	1,495,636	34,938,057

		58,871,887

TOTAL LONG-TERM INVESTMENTS (cost $1,375,439,874)		1,736,668,255

SHORT-TERM INVESTMENTS — 17.3%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $303,980,204; includes $269,315,964 of cash collateral received for securities on loan) (Note 4)(c)(d)	303,980,204	303,980,204

TOTAL INVESTMENTS — 116.4% (cost $1,679,420,078; Note 5)		2,040,648,459

LIABILITIES IN EXCESS OF OTHER ASSETS — (16.4%)		(287,395,925)

NET ASSETS — 100.0%		$1,753,252,534

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Mutual Fund (including 15.4% of collateral received for securities on loan)	17.3%
Oil, Gas & Consumable Fuels	10.9
Financial Services	10.1
Insurance	6.8
Aerospace & Defense	5.3
Pharmaceuticals	4.5
Energy Equipment & Services	4.2
Metals & Mining	3.7
Industrial Conglomerates	3.6
Capital Markets	3.5
Telecommunications	3.4
Agriculture	2.7
Hotels, Restaurants & Leisure	2.6
Independent Power Producers & Energy Traders	2.6
Food & Staples Retailing	2.5
Chemicals	2.4
Software	2.4
Media	2.2
Computers & Peripherals	2.1
Office Electronics	2.1
Electric Utilities	2.0
Healthcare Providers & Services	2.0
Environmental Control	1.8
Food Products	1.7
Internet & Catalog Retail	1.7
Communications Equipment	1.6
Household Products	1.5
IT Services	1.4
Diversified Financial Services	1.3
Multi-Utilities	1.3
Commercial Banks	1.2
Commercial Services & Supplies	1.1
Healthcare Equipment & Supplies	1.0
Consumer Finance	0.8
Thrifts & Mortgage Finance	0.6
Semiconductors	0.5

116.4
Liabilities in excess of other assets	(16.4)

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $256,935,541; cash collateral of $269,315,964 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.
(e)	As of December 31, 2005, 1 security representing $12,204,267 and 0.6% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

(f)	Indicates illiquid securities.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $11,783,583. The aggregate value of $12,204,267 is approximately 0.7% of the net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

B91

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to thirteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

C1

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, Conservative Balanced, Global, High Yield Bond and Natural Resources Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond, High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2005 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

C2

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When

C3

the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The

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Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income and High Yield Bond Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), GE Asset Management (“GEAM”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), Salomon Brothers Asset Management (“Salomon”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”)

C5

(collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2005 the Subadvisors that provide investment advisory services to the Portfolios as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, Salomon
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

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Portfolio	Class I Expense limit	Class II Expense Limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	1.15
Small Capitalization Stock Portfolio	0.75	N/A
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15

N/A – Not applicable – There are no Class II shares outstanding for this portfolio.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM, is the Series Fund’s security lending agent. For the year ended December 31, 2005, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$234,164
Diversified Bond Portfolio	90,400
Equity Portfolio	149,058
Flexible Managed Portfolio	380,156
Global Portfolio	82,505
Government Income Portfolio	34,259
High Yield Bond Portfolio	322,127
Jennison Portfolio	153,134
Natural Resources Portfolio	324,521
Small Capitalization Stock Portfolio	174,029
Stock Index Portfolio	241,793
Value Portfolio	138,522

For the year ended December 31, 2005, Prudential Equity Group, LLC, and Wachovia Securities, LLC, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Equity Portfolio	$80,450	$147,245
Global Portfolio	13,505	1,444
Jennison Portfolio	57,566	11,675
Natural Resources Portfolio	7,492	—
Value Portfolio	44,908	63,161

C7

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2005, the earnings from the Portfolios from investing excess cash and collateral from securities lending were as follows. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
Conservative Balanced Portfolio	$7,100,025	$580,653
Diversified Bond Portfolio	2,720,333	253,453
Equity Portfolio	2,133,551	371,263
Flexible Managed Portfolio	8,608,058	947,805
Global Portfolio	285,505	209,732
Government Income Portfolio	2,437,713	89,911
High Yield Bond Portfolio	2,544,975	790,809
Jennison Portfolio	988,340	390,650
Natural Resources Portfolio	450,247	797,560
Small Capitalization Stock Portfolio	31,880	430,741
Stock Index Portfolio	3,134,059	589,588
Value Portfolio	1,005,304	346,604

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2005 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$376,087,212
Diversified Bond Portfolio	742,132,005
Equity Portfolio	3,074,057,442
Flexible Managed Portfolio	2,241,528,608
Global Portfolio	1,120,616,284
Government Income Portfolio	43,099,458
High Yield Bond Portfolio	983,895,130
Jennison Portfolio	1,215,076,897
Natural Resources Portfolio	496,798,441
Small Capitalization Stock Portfolio	113,106,298
Stock Index Portfolio	241,706,336
Value Portfolio	897,129,491

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$541,735,464
Diversified Bond Portfolio	764,086,059
Equity Portfolio	3,353,648,771
Flexible Managed Portfolio	2,613,202,524
Global Portfolio	1,139,824,719
Government Income Portfolio	27,816,346
High Yield Bond Portfolio	837,405,770
Jennison Portfolio	1,306,785,703
Natural Resources Portfolio	461,431,839
Small Capitalization Stock Portfolio	169,683,165
Stock Index Portfolio	205,538,706
Value Portfolio	959,564,643

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The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2005 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	316	$72,759
Options terminated in closing purchase transactions	(179)	(30,884)
Options expired	(75)	(9,180)

Balance as of December 31, 2005	62	$32,695

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	660	$152,235
Options terminated in closing purchase transactions	(377)	(65,372)
Options expired	(154)	(18,850)

Balance as of December 31, 2005	129	$68,013

Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	251	$57,600
Options terminated in closing purchase transactions	(143)	(24,532)
Options expired	(59)	(7,222)

Balance as of December 31, 2005	49	$25,846

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	220	$50,410
Options terminated in closing purchase transactions	(125)	(21,357)
Options expired	(52)	(6,365)

Balance as of December 31, 2005	43	$22,688

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

For the year ended December 31, 2005, the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Conservative Balanced Portfolio(b)	$1,368,977	$(1,368,977)	—
Diversified Bond Portfolio(a)(b)(f)(g)	(827,998)	827,998	—
Equity Portfolio(a)(i)	(151,673)	(1,218,275)	$1,369,948
Flexible Managed Portfolio(b)	991,404	(991,404)	—
Global Portfolio(a)(d)	(1,001,983)	1,001,983	—
Government Income Portfolio(b)(e)(f)	539,012	(538,982)	(30)
High Yield Bond Portfolio(a)(b)(c)(f)	450,305	(450,305)	—
Jennison Portfolio(a)(h)	(153,102)	221,613	(68,511)
Natural Resources Portfolio(a)(d)	10,633,935	(10,633,935)	—
Value Portfolio(a)	73,841	(73,841)	—

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(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of income on defaulted securities.
(d)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(e)	Reclassification of other tax adjustments.
(f)	Reclassification of swap income.
(g)	Redesignation of dividends from ordinary income to short-term capital gain.
(h)	Distribution in excess of net investment income.
(i)	Merger adjustments.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$75,600,623	$18,446,572	$94,047,195
Diversified Bond Portfolio	66,587,402	6,446,465	73,033,867
Equity Portfolio	39,998,556	—	39,998,556
Flexible Managed Portfolio	68,680,004	—	68,680,004
Global Portfolio	4,467,100	—	4,467,100
Government Income Portfolio	18,278,784	—	18,278,784
High Yield Bond Portfolio	110,212,418	—	110,212,418
Jennison Portfolio	2,181,501	—	2,181,501
Money Market Portfolio	25,832,139	781	25,832,920
Natural Resources Portfolio	771,086	59,265,774	60,036,860
Small Capitalization Stock Portfolio	5,272,836	41,694,638	46,967,474
Stock Index Portfolio	51,121,948	77,233,580	128,355,528
Value Portfolio	22,637,578	—	22,637,578

The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Conservative Balanced Portfolio	$62,958,425	$9,723,502	$72,681,927
Diversified Bond Portfolio	59,934,775	—	59,934,775
Equity Portfolio	50,414,768	—	50,414,768
Flexible Managed Portfolio	52,897,054	—	52,897,054
Global Portfolio	6,503,370	—	6,503,370
Government Income Portfolio	23,161,432	9,552	23,170,984
High Yield Bond Portfolio	108,509,679	—	108,509,679
Jennison Portfolio	9,010,258	—	9,010,258
Money Market Portfolio	9,344,369	21,156	9,365,525
Natural Resources Portfolio	21,498,787	16,898,833	38,397,620
Small Capitalization Stock Portfolio	4,033,462	2,375,136	6,408,598
Stock Index Portfolio	55,156,437	43,386,225	98,542,662
Value Portfolio	20,439,009	—	20,439,009

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At December 31, 2005, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follow:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2007	2008	2009	2010	2011
Conservative Balanced Portfolio	$69,851,558	$5,874,856	—		—	—	—	—	—
Diversified Bond Portfolio	5,401,633	5,671,014	—		—	—	—	—	—
Equity Portfolio	2,152,237	—	$330,234,000	(b)	—	—	$1,082,000	$123,731,000	$205,421,000
Flexible Managed Portfolio	82,943,146	39,371,416	—	(c)	—	—	—	—	—
Global Portfolio	5,516,655	—	48,959,000	(d)	—	—	—	43,286,000	5,673,000
Government Income Portfolio	1,104,445	—	2,522,000	(e)	—	—	—	—	—
High Yield Bond Portfolio	5,213,277	—	261,741,000	(f)	$18,627,000	$59,264,000	$80,595,000	102,013,000	—
Jennison Portfolio	—	—	1,014,156,000	(g)	—	—	385,205,000	508,642,000	120,309,000
Money Market Portfolio	—	515	—		—	—	—	—	—
Natural Resources Portfolio	44,054,120	154,025,766	—		—	—	—	—	—
Small Capitalization Stock Portfolio	2,337,970	33,391,432	—		—	—	—	—	—
Stock Index Portfolio	3,535,697	7,284,014	—		—	—	—	—	—
Value Portfolio	6,831,994	58,445,493	—	(h)	—	—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. See also note 12.
(b)	Approximately $418,633,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005. In addition, the Portfolio utilized capital loss carryforward from the merger with SP MFS Capital Opportunities Portfolio in the amount approximately of $1,082,000.
(c)	Approximately $140,450,000 of the Portfolio’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(d)	Approximately $168,967,000 of its capital loss carryforward was used to offset net taxable gains realized in fiscal year ended December 31, 2005.
(e)	Approximately $735,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005. Approximately $2,522,000 expiring in 2012.
(f)	Approximately $1,242,000 expiring in 2013.
(g)	Approximately $127,052,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(h)	Approximately $138,535,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.

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The following Portfolios expect to elect to treat losses incurred in the period November 1, 2005 through December 31, 2005 as having been incurred in the following fiscal year.

	Approximate Post October Losses
Portfolio	Currency	Capital
Conservative Balanced Portfolio	—	$21,890,000
Diversified Bond Portfolio	380,500	1,114,000
Global Portfolio	52,300	—
Government Income Portfolio	—	855,200
High Yield Portfolio	8,200	—
Jennison Portfolio	49,400	—
Money Market Portfolio	—	515
Natural Resources Portfolio	19,600	—
Stock Index Portfolio	—	20,012,000
Value Portfolio	29,200	—

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2005 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net	Other Cost Basis Adjustment	Total Net Unrealized
Conservative Balanced Portfolio	$2,965,504,365	$415,673,022	$267,119,901	$148,553,121	$45,916	$148,599,037
Diversified Bond Portfolio	1,443,740,286	12,077,405	13,100,515	(1,023,110)	25,191	(997,919)
Equity Portfolio	4,215,711,056	763,959,201	101,552,386	662,406,815	(81)	662,406,734
Flexible Managed Portfolio	3,832,681,427	305,846,272	105,504,656	200,341,616	—	200,341,616
Global Portfolio	777,386,183	47,318,686	12,283,161	35,035,525	72,455	35,107,980
Government Income Portfolio	426,564,668	2,415,580	4,557,830	(2,142,250)	125,615	(2,016,635)
High Yield Bond Portfolio	1,960,813,291	53,510,180	49,834,479	3,675,701	(242,168)	3,433,533
Jennison Portfolio	2,039,596,694	557,784,270	12,982,969	544,801,301	—	544,801,301
Natural Resources Portfolio	801,571,236	415,461,896	24,619,218	390,842,678	(5,494)	390,837,184
Small Capitalization Stock Portfolio	631,773,690	262,256,476	53,906,454	208,350,022	—	208,350,022
Stock Index Portfolio	2,602,564,839	1,195,543,285	272,754,425	922,788,860	—	922,788,860
Value Portfolio	1,681,502,486	379,150,035	20,004,062	359,145,973	—	359,145,973

The difference between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I

C12

shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2005, the Equity, Jennison, Natural Resources and Value Portfolios have class II shares outstanding.

Transaction in shares of common stock of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	2,989,262	$68,173,944
Capital stock issued in reinvestment of dividends and distributions	1,608,530	39,989,141
Capital stock issued in connection with the merger	1,320,590	28,041,417
Capital stock repurchased	(17,406,826)	(396,297,859)

Net increase (decrease) in shares outstanding	(11,488,444)	$(260,093,357)

Year ended December 31, 2004:
Capital stock sold	4,880,675	$101,956,955
Capital stock issued in reinvestment of dividends and distributions	2,300,409	50,405,570
Capital stock repurchased	(17,020,123)	(355,777,280)

Net increase (decrease) in shares outstanding	(9,839,039)	$(203,414,755)

Class II
Year ended December 31, 2005:
Capital stock sold	48,657	$1,144,258
Capital stock issued in reinvestment of dividends and distributions	377	9,415
Capital stock repurchased	(16,483)	(383,800)

Net increase (decrease) in shares outstanding	32,551	$769,873

Year ended December 31, 2004:
Capital stock sold	21,633	$457,593
Capital stock issued in reinvestment of dividends and distributions	419	9,198
Capital stock repurchased	(11,341)	(235,818)

Net increase (decrease) in shares outstanding	10,711	$230,973

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	14,164,344	$263,061,616
Capital stock issued in reinvestment of dividends and distributions	107,900	2,181,501
Capital stock repurchased	(16,325,260)	(304,605,918)

Net increase (decrease) in shares outstanding	(2,053,016)	$(39,362,801)

Year ended December 31, 2004:
Capital stock sold	19,266,794	$323,093,604
Capital stock issued in reinvestment of dividends and distributions	502,353	8,976,218
Capital stock repurchased	(13,717,853)	(230,738,958)

Net increase (decrease) in shares outstanding	6,051,294	$101,330,864

Class II
Year ended December 31, 2005:
Capital stock sold	328,045	$5,995,003
Capital stock issued in reinvestment of dividends and distributions	—	—
Capital stock repurchased	(4,162,411)	(78,540,944)

Net increase (decrease) in shares outstanding	(3,834,366)	$(72,545,941)

Year ended December 31, 2004:
Capital stock sold	1,014,749	$16,762,616
Capital stock issued in reinvestment of dividends and distributions	1,922	34,040
Capital stock repurchased	(802,631)	(13,178,750)

Net increase (decrease) in shares outstanding	214,040	$3,617,906

C13

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	2,361,004	$87,612,149
Capital stock issued in reinvestment of dividends and distributions	1,857,002	60,036,860
Capital stock repurchased	(1,390,245)	(51,805,248)

Net increase (decrease) in shares outstanding	2,827,761	$95,843,761

Year ended December 31, 2004:
Capital stock sold	1,401,282	$39,851,530
Capital stock issued in reinvestment of dividends and distributions	1,462,209	38,397,620
Capital stock repurchased	(1,476,976)	(41,027,681)

Net increase (decrease) in shares outstanding	1,386,515	$37,221,469

Class II*
Period ended December 31, 2005:
Capital stock sold	225,207	$9,042,129
Capital stock issued in reinvestment of dividends and distributions	—	—
Capital stock repurchased	(113,695)	(4,576,511)

Net increase (decrease) in shares outstanding	111,512	$4,465,618

* Commencement of offering, April 28, 2005.

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	3,282,027	$69,499,816
Capital stock issued in reinvestment of dividends and distributions	989,733	22,610,679
Capital stock repurchased	(8,085,951)	(170,356,605)

Net increase (decrease) in shares outstanding	(3,814,191)	$(78,246,110)

Year ended December 31, 2004:
Capital stock sold	3,957,617	$72,230,270
Capital stock issued in reinvestment of dividends	1,040,398	20,412,598
Capital stock repurchased	(8,791,625)	(160,544,530)

Net increase (decrease) in shares outstanding	(3,793,610)	$(67,901,662)

Class II
Year ended December 31, 2005:
Capital stock sold	18,303	$373,418
Capital stock issued in reinvestment of dividends and distributions	1,162	26,899
Capital stock repurchased	(33,039)	(714,486)

Net increase (decrease) in shares outstanding	(13,574)	$(314,169)

Year ended December 31, 2004:
Capital stock sold	3,819	$70,179
Capital stock issued in reinvestment of dividends	1,345	26,411
Capital stock repurchased	(20,606)	(371,071)

Net increase (decrease) in shares outstanding	(15,442)	$(274,481)

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Series Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The

C14

Series Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The following Portfolios utilized the line of credit during the year ended December 31, 2005. The average balance outstanding is for the number of days the Portfolio had an outstanding balance.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Equity Portfolio	$1,953,000	5	4.23%
Global Portfolio	341,000	9	3.39%
Jennison Portfolio	229,000	24	3.15%
Small Capitalization Stock Portfolio	1,443,000	65	2.97%
Flexible Managed Portfolio.	61,003,000	2	3.05%

Note 9:	Other

The Zero Coupon Bond Portfolio 2005 was liquidated on November 15, 2005. On the liquidation date, all of the securities held by the Portfolio were sold and all outstanding shares of the Portfolio were redeemed.

Note 10:	Reorganization

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (“the Plan”) which provided for the transfer of all the assets of the SP MFS Capital Opportunities Portfolio to the Equity Portfolio and the assumption of its liabilities.

Shareholders approved the Plan at a meeting on April 19, 2005 and the reorganization took place on April 29, 2005. The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares
SP MFS Capital Opportunities Portfolio	4,239,055

Acquiring Portfolio	Shares Issued	Total Net Assets Acquired
Equity Portfolio	1,320,590	$28,041,417

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Portfolios immediately before the merger and the amount of the capital loss carryforward of the Merged Portfolio (subject to future utilization by the Acquiring Portfolio) were as follows:

Merged Portfolio	Total Net Assets	Unrealized Appreciation	Capital Loss Carryforward*
SP MFS Capital Opportunities Portfolio	$28,041,417	$697,864	$1,494,000

Acquiring Portfolio
Equity Portfolio	$3,833,180,027

*	The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 11:	Ownership and Affiliates

As of December 31, 2005, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C15

Note 12:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

C16

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63

Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)

Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)

Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)

Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)

Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69

Total Investment Return(a):	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28

Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12

Total from investment operations	0.35	0.61	0.80	0.74	0.79

Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—

Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)

Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36

Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50

Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)

Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)

Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)

Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)

Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49

Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.34	$20.58	$15.76	$20.49	$24.51

Income From Investment Operations:
Net investment income	0.12	0.20	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.35	1.74	4.83	(4.72)	(2.83)

Total from investment operations	2.47	1.94	4.91	(4.63)	(2.74)

Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.09)	(0.10)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.18)

Total dividends and distributions	(0.12)	(0.18)	(0.09)	(0.10)	(1.28)

Net Asset Value, end of year	$24.69	$22.34	$20.58	$15.76	$20.49

Total Investment Return(a)	11.04%	9.51%	31.11%	(22.62)%	(11.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.1	$1.1	$0.8	$0.4	$1.1
Ratios to average net assets:
Expenses	0.87%	0.88%	0.89%	0.88%	0.89%
Net investment income	0.64%	0.91%	0.54%	0.46%	0.45%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53

Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)

Total from investment operations	.66	1.61	2.92	(1.83)	(.93)

Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)

Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)

Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79

Total Investment Return(a):	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon weighted average shares outstanding during the year.

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61

Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)

Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)

Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)

Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)

Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29

Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02

Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31

Total from investment operations	.29	.36	.31	1.38	.96

Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—

Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)

Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26

Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14

Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)

Total from investment operations	.18	.52	1.12	.08	(.04)

Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)

Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40

Total Investment Return(a):	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97

Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)

Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)

Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)

Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)

Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57

Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon average shares during the year.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88

Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)

Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)

Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)

Total dividends and distributions	—	(0.01)	—	—	(0.19)

Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45

Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $0.005 per share.

(c)	Calculated based upon average shares during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59

Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)

Total from investment operations	16.60	6.47	7.63	3.61	(2.46)

Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)

Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)

Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11

Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Amount is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	Natural Resources Portfolio
	Class II
	April 28, 2005(d) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$30.10

Income From Investment Operations:
Net investment income	0.05
Net realized and unrealized gains on investments	15.17

Total from investment operations	15.22

Net Asset Value, end of period	$45.32

Total Investment Return(a)	50.56%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1
Ratios to average net assets:
Expenses	0.89	%(b)
Net investment income	0.33	%(b)
Portfolio turnover rate	59	%(c)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Annualized.

(c)	Not annualized.

(d)	Commencement of offering of Class II shares.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11

Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67

Total from investment operations	1.43	3.87	4.89	(2.25)	0.73

Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)

Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)

Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48

Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66

Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)

Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)

Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)

Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)

Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64

Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46

Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)

Total From Investment Operations	3.32	2.83	3.85	(3.93)	(.44)

Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—

Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)

Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91

Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,				May 14, 2001(d) through December 31, 2001
	2005	2004	2003(e)	2002(e)
Per Share Operating Performance :
Net Asset Value, beginning of period	$19.94	$17.37	$13.75	$17.91	$19.79

Income (Loss) From Investment Operations:
Net investment income	.21	.20	.16	.16	.12
Net realized and unrealized gains (losses) on investments	3.01	2.55	3.62	(4.15)	(1.01)

Total from investment operations	3.22	2.75	3.78	(3.99)	(.89)

Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.18)	(.16)	(.17)	(.14)
Distributions from net realized gains	—	—	—	—	(.85)
Tax return of capital distributions	—	—	— (f)	—	—

Total dividends and distributions	(.18)	(.18)	(.16)	(.17)	(.99)

Net Asset Value, end of period	$22.98	$19.94	$17.37	$13.75	$17.91

Total Investment Return(a)	16.21%	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	.83%	.84%	.84%	.83%	.84	%(b)
Net investment income	.95%	1.08%	1.10%	1.04%	.94	%(b)
Portfolio turnover rate	56%	52%	72%	94%	175	%(c)

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Annualized.

(c)	Not annualized.

(d)	Commencement of offering of Class II shares.

(e)	Calculated based upon weighted average shares outstanding during the year.

(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of

The Prudential Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc. (comprised of the Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio, and Value Portfolio, hereafter collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004, were audited by another independent registered public accounting firm, whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 21, 2006

E1

Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2005) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2005, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains		Total Distributions
Conservative Balanced Portfolio	$0.401	$0.098		$0.499
Diversified Bond Portfolio	0.616	0.059		0.675
Equity Portfolio (Class I)	0.231	—		0.231
Equity Portfolio (Class II)	0.118	—		0.118
Flexible Managed Portfolio	0.319	—		0.319
Global Portfolio	0.100	—		0.100
Government Income Portfolio	0.536	—		0.536
High Yield Bond Portfolio	0.367	—		0.367
Jennison Portfolio (Class I)	0.020	—		0.020
Jennison Portfolio (Class II)	—	—		—
Money Market Portfolio	0.281	—	(a)	0.281
Natural Resources Portfolio (Class I)	0.038	2.986		3.024
Natural Resources Portfolio (Class II)	—	—		—
Small Capitalization Stock Portfolio	0.154	1.225		1.379
Stock Index Portfolio	0.504	0.740		1.244
Value Portfolio (Class I)	0.299	—		0.299
Value Portfolio (Class II)	0.184	—		0.184

(a)	Less than $0.005 per share

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Conservative Balanced Portfolio	49.11%
Equity Portfolio	100.00%
Flexible Managed Portfolio	79.02%
Global Portfolio	80.45%
High Yield Bond Portfolio	1.78%
Jennison Portfolio	100.00%
Natural Resources Portfolio	100.00%
Small Capitalization Stock Portfolio	80.76%
Stock Index Portfolio	100.00%
Value Portfolio	100.00%

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (72)	Trustee, Since 1983	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (67)	Trustee, Since 2001	73	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (81)	Trustee Emeritus, Since 2003	73	—

W. Scott McDonald, Jr. (68)	Vice Chairman and Trustee, Since 1983	74	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (64)	Chairman and Trustee, Since 2001	73	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (55)	Trustee, Since 2003	73	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank

John A. Pileski (66)	Trustee, Since 2003		Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (70)	Trustee, Since 2003	73	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (48)	President and Trustee Since 1999	73	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

F1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*Robert F. Gunia (59)	Vice President and Trustee since 2001	158	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.; Vice President (since 2004) and Director (since August 2005) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Kathryn L. Quirk (53)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (48)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (47)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (31)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (34)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (46)	Chief Compliance Officer Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer Since 2005	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

Approval of New Investment Advisory Agreements

The Board of Trustees (the “Board”) of The Prudential Series Fund (the “Trust”) oversees the management of each of the Trust’s Portfolios, and, as required by law, is responsible for the approval of the Portfolio’s investment advisory agreements. At meetings held on September 13, 2005 and December 1, 2005, the Board met and approved new investment agreements for the Trust’s Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Equity Portfolio and SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (“Salomon Brothers”) as an additional subadviser for the SP Small Cap Value Portfolio, to join the Portfolio’s existing subadviser, Goldman Sachs Asset Management, L.P. (“GSAM”). At the same meeting, as part of its annual approval of existing investment advisory agreements, the Board re-approved an existing subadvisory agreement with Salomon Brothers pursuant to which Salomon Brothers served as a subadviser for the Equity Portfolio. Thereafter, Salomon Brothers’ corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup’s worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the “1940 Act”), the change in corporate ownership of Salomon Brothers is treated as a “change in control” resulting in an “assignment” of Salomon Brothers’ subadvisory agreements. Pursuant to the 1940 Act and the terms of the subadvisory agreements, the subadvisory agreements approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved new subadvisory agreements with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreements were identical in all material respects to the agreements approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreements with Salomon Brothers, it considered PI’s representation that the information it had reviewed when considering the subadvisory agreements earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreements, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the subadvisory agreements with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Equity Portfolio under the existing subadvisory agreement and the services that would be provided to the SP Small Cap Value Portfolio by Salomon Brothers under the new subadvisory agreement. The Board noted that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers was required under both agreements to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers’ portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers’ organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services currently provided by Salomon Brothers to the Equity Portfolio, and the services anticipated to be provided to the SP Small Cap Value Portfolio by Salomon Brothers, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreement should equal the quality of similar services provided by Salomon Brothers.

Performance of Equity Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year time period and performance that was in the first quartile over three-year and five-year time periods in relation to a group of comparable mutual funds (the Peer Group). The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that the Portfolio outperformed in comparison to its benchmark index over the same one-year and three-year time periods, and that the Portfolio’s performance was above the median performance of the other mutual funds included in the Peer Group over the same time periods. The Board also reviewed the performance of each “sleeve” of the Portfolio managed by Jennison Associates LLC and Salomon Brothers. The Board determined that the Portfolio’s performance was satisfactory.

Performance of SP Small Cap Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe.

While expressing the view that the Portfolio’s performance had been disappointing, the Board noted that the Manager had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio’s performance since Goldman Sachs Asset Management, L.P. (GSAM) assumed responsibility for managing the Portfolio in January 2004 was only slightly below the median performance of the mutual funds included in the Peer Group. In light of this, the Board concluded that it was reasonable to allow GSAM to continue to create a performance record against which GSAM should be evaluated, to approve the continuance of the GSAM subadvisory agreement and to continue to monitor the situation.

The Board further noted that, pursuant to a recommendation from the Manager, a new subadvisory agreement with Salomon Brothers had been approved because GSAM was expected to approach its capacity limits in the near future. The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates. The Board considered the subadvisory fee received by Salomon Brothers under the Equity Portfolio subadvisory agreement as well as the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement with respect to the SP Small Cap Value Portfolio, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolios. As a result of the above considerations, the Board concluded that Salomon Brothers’ existing and proposed subadvisory fee rates under the agreements were reasonable.

Subadviser’s Profitability. Because the engagement of Salomon Brothers for the SP Small Cap Value Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the SP Small Cap Value Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio’s assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time.

The Board noted that the subadvisory fee rate for the Equity Portfolio does contain a breakpoint that reduces the fee rate on assets above a specified level.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers’ relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Fund Reorganization

The Board considered and approved the reorganization of the Trust from a corporation organized under the laws of Maryland to a trust organized under the laws of Delaware. In connection with the reorganization, the Board reviewed and approved a new investment management agreement with the Trust’s Manager, Prudential Investments LLC (the “Manager” or “PI”) and new subadvisory agreements with each Portfolio’s current subadviser(s).

With respect to PI, the Board noted that at its June 2005 meeting, it had received information about PI and concluded that it was satisfied with the nature, quality and extent of services provided by PI under the investment management agreement. PI represented that there had been no material change to PI itself and the services it would provide to the Trust since June 2005. The Board determined that the reorganization would not result in any material change in the services provided by PI. Therefore, the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new investment management agreement would be similar in nature to those provided under the existing investment management agreement. The Board concluded that the factors underlying the conclusions it reached in approving the investment management agreement with PI at the June 2005 meeting remained materially unchanged.

Similarly, with respect to the subadvisers, the Board noted that at its June 2005 meeting, it had received information about each subadviser and concluded that it was satisfied with the nature, quality and extent of services provided by each subadviser under the subadvisory agreements. PI similarly represented that there had been no material change to the subadvisers and the services they provided since June 2005, and the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new subadvisory agreements would be similar in nature to those provided under the existing subadvisory agreements. The Board concluded that the factors underlying the conclusions that it reached in approving the subadvisory agreements at the June 2005 meeting remained materially unchanged.

The Board further noted that it had previously reviewed and approved for inclusion in the Trust’s semi-annual shareholder report a discussion of the material factors and conclusions reached in approving the investment management and subadvisory agreements at its June 2005 meeting.

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Variable Appreciable Life®
■	Pruco Life’s Variable Appreciable Life®
■	Pruco Life of New Jersey’s Variable Appreciable Life®
■	Prudential’s Custom VALSM
■	Pruco Life’s Discovery® Life Plus
■	Pruco Life of New Jersey’s Discovery® Life Plus
■	Pruco Life’s Variable Life Insurance
■	Pruco Life of New Jersey’s Variable Life Insurance
■	Pruco Life’s PRUviderSM
■	Pruco Life of New Jersey’s PRUviderSM
■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s Pruselect ISM
■	Pruco Life’s Pruselect IISM
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremierSM VUL

VARIABLE ANNUITIES

■	Prudential’s Discovery® Plus
■	Pruco Life’s Discovery® Plus
■	Pruco Life of New Jersey’s Discovery® Plus
■	Pruco Life’s Discovery Preferred®
■	Prudential’s Variable Investment Plan®
■	Prudential’s Qualified Variable Investment Plan®
■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®
■	Pruco Life’s Strategic PartnersSM Annuity One
■	Pruco Life of New Jersey’s Strategic PartnersSM Annuity One
■	Pruco Life’s Strategic PartnersSM Select
■	Pruco Life of New Jersey’s Strategic PartnersSM Select
■	Pruco Life’s Strategic PartnersSM Advisor
■	Pruco Life of New Jersey’s Strategic PartnersSM Advisor
■	Pruco Life’s Strategic PartnersSM FlexElite
■	Pruco Life of New Jersey’s Strategic PartnersSM FlexElite
■	Pruco Life’s Strategic PartnersSM Plus
■	Pruco Life of New Jersey’s Strategic PartnersSM Plus

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2005 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2006. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

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Prudential

IFS-A114446    PSF-AR-A    Ed. 02/2006

ANNUAL REPORT

DECEMBER 31, 2005

The Prudential Series Fund

■	SP Aggressive Growth Asset Allocation Portfolio

■	SP AIM Core Equity Portfolio

■	SP Balanced Asset Allocation Portfolio

■	SP Conservative Asset Allocation Portfolio

■	SP Davis Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP Large Cap Value Portfolio

■	SP LSV International Value Portfolio

■	SP Mid Cap Growth Portfolio

■	SP PIMCO High Yield Portfolio

■	SP PIMCO Total Return Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP Small Cap Growth Portfolio

■	SP Small Cap Value Portfolio

■	SP Strategic Partners Focused Growth Portfolio

■	SP T. Rowe Price Large Cap Growth Portfolio

■	SP William Blair International Growth Portfolio

Please note that inside is a Prospectus Supplement dated December 19th, 2005. This document is separate from and not a part of the annual report.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114669

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

DISCOVER THE BENEFITS OF eDelivery

■	Eliminate receiving printed reports.

■	View documents on-line as they become available.

■	Download and store e-reports on your PC.

■	Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by visiting the internet address listed above.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-ends on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

The Prudential Series Fund

Annual Report

December 31, 2005

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of the Prudential Series Fund

■	APPROVALS OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, SP Aggressive Growth Asset Allocation Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Aggressive Growth Asset Allocation Portfolio	10.48%	1.46%	0.07%
S&P 500 Index	4.91	0.54	-1.03
Aggressive Growth AA Custom Blended Index	7.64	2.21	0.55
Lipper (VIP) Multi Cap Core Funds Avg.	6.66	1.72	0.66

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Aggressive Growth Asset Allocation Portfolio had a total return that was above its Custom Index benchmark and substantially above the average of its peer group.

The Portfolio is structured as a “fund of funds” that is invested in certain other Prudential Series Funds and American-Skandia Trust Portfolios. The Portfolio outperformed the Custom Index benchmark because of both the strong performance of its component portfolios and its asset allocation compared to the benchmark.

Its Prudential Series Fund Jennison Large Cap Growth component made the largest contribution to the Portfolio’s relative performance by outperforming the Russell 1000® Growth Index by a wide margin, primarily due to strong stock selection within the technology sector. The Prudential Series Fund William Blair International Growth Portfolio also added to relative performance on the strength of its stock selection and its exposure to emerging-market countries. The American Skandia Trust Marsico Capital Growth Portfolio outperformed because of its stock selection within the technology and healthcare sectors.

The Portfolio benefited from an overweight compared with its Custom benchmark in international equities. Foreign stocks had substantially higher returns than U.S. stocks in 2005 and emerging-market countries were particularly strong. The addition of the Prudential Series Fund Natural Resources Portfolio in August also strengthened the Portfolio’s performance as it had a large commitment to the energy sector, which had very high returns in August and September 2005.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP AIM Core Equity Portfolio

Subadvised by:  A I M Capital Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP AIM Core Equity Portfolio	4.63%	-1.59%	-4.65%
S&P 500 Index	4.91	0.54	-1.03
Russell 1000® Index	6.27	1.07	-0.81
Lipper (VIP) Large Cap Core Avg.	5.77	-0.48	-1.74

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. A portion of the Portfolio’s expenses is subsidized. Absent such subsidy, the performance quoted would be lower. The subsidy may be discontinued at any time.

For the year ended December 31, 2005, the SP AIM Core Equity Portfolio had a total return that was below its benchmark indexes and below the average of its peer group.

The Portfolio’s performance was hurt by the underperformance of its stock selections in the consumer staples, consumer discretionary, and utilities sectors. This was mitigated somewhat by its good overall sector composition, particularly its overweights compared with the Russell 1000® Index in the commodity-sensitive energy and materials sectors and its underweight in the poor-performing consumer discretionary sector. These advantageous weightings helped offset unfavorable overweights in the technology and consumer staples sectors and below-benchmark exposure to the relatively strong financials sector. The Portfolio benefited from its stock selection in the commodity-sensitive sectors and, to a lesser extent, healthcare.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Balanced Asset Allocation Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Balanced Asset Allocation Portfolio	7.60%	4.05%	3.56%
S&P 500 Index	4.91	0.54	-1.03
Balanced AA Custom Blended Index	5.63	4.01	3.21
Lipper (VIP) Balanced Funds Avg.	4.78	3.33	2.93

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Balanced Asset Allocation Portfolio had a total return that was above both its Blended benchmark index and the average of its peer group.

The Portfolio is managed as a “fund of funds” that invests in shares of certain other Prudential Series Funds and American Skandia Trust Portfolios. The strong performance of these components added to the Portfolio’s return relative to its benchmark. Jennison Large Cap Growth Portfolio made the largest contribution due to its strong stock selection in the technology sector. The Prudential Series Fund William Blair International Growth Portfolio, which had strong stock selection and an exposure to the excellent performance of emerging-market stocks in 2005, and the American Skandia Trust Marsico Capital Growth, which had strong stock selection in the technology and healthcare sectors, also contributed.

The Portfolio benefited from its allocations to various asset classes. An overweight in international equities enhanced its return as non-U.S. stocks outperformed U.S. stocks by a large margin. The addition in August of an allocation to the Prudential Series Fund Natural Resources Portfolio also contributed to performance as it added exposure to the energy sector, which outpaced the broad U.S. stock market by a large margin. Within the Portfolio’s fixed income allocation, emphases on cash (short-term instruments) and high yield “junk” bonds helped its return.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Conservative Asset Allocation Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Conservative Asset Allocation Portfolio	5.91%	4.76%	4.67%
S&P 500 Index	4.91	0.54	-1.03
Conservative AA Custom Blended Index	4.58	4.74	4.38
Lipper (VIP) Income Funds Avg.	4.13	5.08	4.84

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Conservative Asset Allocation Portfolio had a total return that was above its benchmark indexes and above the average of its peer group.

The Portfolio is structured as a “fund of funds” that invests its assets in shares of certain other Prudential Series Funds and American Skandia Trust Portfolios. The Portfolio outperformed the Custom Index benchmark because of both the strong performance of its component portfolios and its asset allocation compared to the benchmark.

Its Prudential Series Fund Jennison Large Cap Growth component made the largest contribution to the Portfolio’s relative performance by outperforming the Russell 1000® Growth Index by a wide margin, primarily due to strong stock selection within the technology sector. The Prudential Series Fund William Blair International Growth Portfolio also added to relative performance on the strength of its stock selection and its exposure to emerging market countries. The American Skandia Trust Marsico Capital Growth Portfolio outperformed because of its stock selection within the technology and healthcare sectors.

The Portfolio benefited from an overweight compared with its Custom benchmark in international equities. Foreign stocks had substantially higher returns than U.S. stocks in 2005 and emerging-market countries were particularly strong. The addition of the Prudential Series Fund Natural Resources Portfolio in August also strengthened the Portfolio’s performance, as it had a large commitment to the energy sector, which had very high returns in August and September 2005. Within the fixed income (bond) allocation, emphases on cash (short-term instruments) and high yield “junk” bonds added to return.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Davis Value Portfolio

Subadvised by:  Davis Advisors

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Davis Value Portfolio	9.52%	3.78%	3.91%
S&P 500 Index	4.91	0.54	-1.03
Russell 1000® Value Index	7.05	5.28	5.73
Lipper (VIP) Multi-Cap Value Funds Avg.	6.30	4.87	5.42
Lipper (VIP) Large-Cap Value Funds Avg.	4.82	2.95	3.95

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

For the year ended December 31, 2005, the SP Davis Value Portfolio had a total return that was above all of its benchmark indexes and the average of its peer group.

The Portfolio outperformed its benchmarks because of good stock selection, particularly positions in The Progressive Corporation (automobile insurance, a 3.1% position at period-end) and Altria Group (Philip Morris tobacco companies and 85% of Kraft Foods, a 4.8% position). Altria has been one of the asset manager’s long-term holdings. It fits Davis’ strategy of finding companies that have “headline risk,” negative publicity combined with solid operating fundamentals. Davis believes stocks of such firms have the potential for strong price appreciation. The Portfolio also benefited from a low exposure compared to the Russell 1000® Value Index to firms that paid dividends. In 2005, the market did not reward high dividend yields.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Growth Asset Allocation Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Growth Asset Allocation Portfolio	9.24%	2.95%	1.89%
S&P 500 Index	4.91	0.54	-1.03
Growth AA Custom Blended Index	6.64	3.16	1.93
Lipper (VIP) Multi-Cap Core Avg.	6.66	1.72	0.66

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Growth Asset Allocation Portfolio had a total return that was above both its benchmark indexes and the average of its peer group.

The Portfolio is structured as a “fund of funds” that invests its assets in shares of certain other Prudential Series Funds and American Skandia Trust Portfolios. The Portfolio outperformed the Custom Index benchmark because of both the strong performance of its component portfolios and its asset allocation compared to the benchmark.

Its Prudential Series Fund Jennison Large Cap Growth component made the largest contribution to the Portfolio’s relative performance by outperforming the Russell 1000® Growth Index by a wide margin, primarily due to strong stock selection within the technology sector. The Prudential Series Fund William Blair International Growth Portfolio also added to relative performance on the strength of its stock selection and its exposure to emerging-market countries. The American Skandia Trust Marsico Capital Growth Portfolio outperformed because of its stock selection within the technology and healthcare sectors.

The Portfolio benefited from an overweight compared with its Custom benchmark in international equities. Foreign stocks had substantially higher returns than U.S. stocks in 2005. The addition of the Prudential Series Fund Natural Resources Portfolio in August also strengthened the Portfolio’s performance, as it had a large commitment to the energy sector, which had very high returns in August and September 2005. Within the fixed income (bond) allocation, emphases on cash (short-term instruments) and high yield “junk” bonds added to return.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Large Cap Value Portfolio

Subadvised by:  JP Morgan Asset Management

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Large Cap Value Portfolio	6.64%	3.99%	4.71%
Russell 1000® Index	6.27	1.07	-0.81
Russell 1000® Value Index	7.05	5.28	5.73
Lipper (VIP) Large-Cap Value Funds Avg.	4.82	2.95	3.95
Lipper (VIP) Multi-Cap Value Funds Avg.	6.30	4.87	5.42

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown because the management of the portfolios included in the Large-Cap Value Average is more consistent with the management of the Portfolio. A portion of the Portfolio’s expenses is subsidized. Absent such subsidy, the performance quoted would be lower. The subsidy may be discontinued at any time. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Large Cap Value Portfolio had a total return that was slightly below its style-specific Russell 1000® Value Index benchmark, but slightly higher than the average of its peer group.

Weak stock selection in the consumer cyclical and technology sectors adversely affected performance compared with the style-specific benchmark. The Portfolio did not hold several stocks that were in the benchmark and posted exceptionally strong returns. The Portfolio is split between two asset managers, Hotchkis and Wiley Capital Management and JP Morgan Asset Management. Both were responsible for the poor stock selection. However, certain overall Portfolio characteristics, primarily due to Hotchkis and Wiley’s holdings, had a positive impact on relative performance. The Portfolio had more extreme value characteristics than its benchmark and had greater exposure to firms whose earnings and/or share prices have recently been accelerating. It also benefited from lower exposure than the benchmark to dividend paying companies. Sector emphases also added value, particularly overweights in the consumer services and technology sectors and underweights in the financials and telecommunications sectors. However, some of this added value was diluted by the Portfolio’s sizable underweight in the energy sector, which was by far the best performing sector in 2005.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP LSV International Value Portfolio

Subadvised by:  LSV Asset Management

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP LSV International Value Portfolio	13.77%	1.61%	0.51%
MSCI EAFE Index	13.54	4.55	3.79
Lipper (VIP) International Value Funds Avg.	13.16	5.97	5.92

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. A portion of the Portfolio’s expenses is subsidized. Absent such subsidy, the performance quoted would be lower. The subsidy may be discontinued at any time.

For the year ended December 31, 2005, the SP LSV International Value Portfolio had a total return that was in line with its benchmark index and slightly above the average of its peer group.

International value stocks generally performed quite well in 2005. The Portfolio benefited somewhat from an emphasis on the stocks of smaller companies because the market favored small caps over the reporting period. This had a particular impact on the Portfolio’s holdings in Germany and Japan. Its holdings in the commodity-sensitive sectors contributed most to its performance because that segment of the market was among the best-performing. The Portfolio’s holdings in the industrials sector also improved its performance slightly.

The Portfolio’s best stock selection was within the Nordic region where it benefited from the performance of commodity-sensitive stocks within that region. An exposure to Continental Europe also helped, driven by returns from the Portfolio’s exposure to Germany, Spain, and Austria.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for the The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Mid Cap Growth Portfolio

Subadvised by:  Calamos Advisors LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Mid Cap Growth Portfolio	5.26%	-5.64%	-5.76%
Russell Midcap™ Index	12.65	8.45	7.29
Russell Midcap Growth™ Index	12.10	1.38	-3.67
Lipper (VIP) Mid-Cap Growth Funds Avg.	10.61	-0.49	-3.95
Lipper (VIP) Multi-Cap Growth Funds Avg.	10.80	-2.37	-6.18

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. A portion of the Portfolio’s expenses is subsidized. Absent such subsidy, the performance quoted would be lower. The subsidy may be discontinued at any time.

For the year ended December 31, 2005, the SP Mid Cap Growth Portfolio had a total return that was about half its benchmark indexes and substantially below the average of its peer group.

Its sector exposure had a significant negative impact on the Portfolio’s performance. It was underweight compared with the style-specific Russell Midcap™ Growth benchmark in the relatively strong healthcare sector and substantially overweight in the weak technology sector. Moreover, the asset manager’s choice of industries within the technology sector (electronic equipment, computer hardware, and Internet) was unfortunate. The Portfolio also suffered because it was particularly sensitive to the overall direction of the market’s movement; less volatile securities generally performed better in 2005. Throughout the year it was positioned for a resurgence of growth stocks. This hurt it in three quarters of the year, but helped in the fourth quarter when growth stocks finally outperformed.

The Portfolio benefited from its significant exposure to companies whose earnings and/or share prices have recently been accelerating rapidly. It also benefited from a below-average dividend yield because the market was not rewarding dividend-paying stocks in 2005. A position in Apple Computer (4.8% of net assets at period-end), whose shares more than doubled over the year, made the largest positive contribution to the Portfolio’s performance.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO High Yield Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO High Yield Portfolio	4.03%	7.71%	7.68%
M-L U.S. High Yield Master II BB-B Rated Index	2.74	8.39	6.58
Lehman Intermediate BB Corp. Index	2.81	7.52	7.13
Lipper (VIP) High Current Yield Funds Avg.	2.56	7.12	5.55

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP PIMCO High Yield Portfolio had a total return that was above its benchmark index.

A resilient U.S. high yield bond market posted a positive return in 2005 even though the U.S. auto industry experienced a shakeup of historic proportions and the Federal Reserve (the Fed) repeatedly increased short-term interest rates. The high yield market was supported by its relatively attractive yields, a low default rate, and a strong U.S. economy.

To prevent the U.S. economy from growing too fast and fueling higher inflation, the Fed continued its latest campaign to increase short-term interest rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight of the increases occurred in 2005. Meanwhile, stiff competition from foreign auto makers and high labor costs pressured the profitability of General Motors Corp. and Ford Motor Co. to the extent that their bonds were lowered from investment grade to speculative grade by major rating agencies. These developments weighed most heavily on the highest-quality speculative-grade bonds, which are in the BB rating category. The asset manager’s emphasis on bonds in the single-B rating category benefited the Portfolio as it performed better than the BB rating category in 2005. However, a modest exposure to bonds in the BBB rating category detracted from the Portfolio’s return.

As for allocation to sectors, the Portfolio was helped by its overweight exposure to the telecommunications sector, with a focus on bonds of large-cap, fixed line companies. Telecom benefited from positive mergers and acquisitions activity in 2005. Exposure to the finance sector, particularly insurance company bonds, was another positive for the Portfolio, but an emphasis on bonds of low- and mid-rated electric generation companies in the utilities sector detracted from the Portfolio’s performance.

Meanwhile emerging-market bonds performed particularly well in 2005. The search for attractive yields in the global low-interest-rate environment, rising prices for commodities and crude oil, and the improving financial positions of some developing nations were among the factors that helped emerging-market bonds gain in value. The Portfolio’s allocation to these debt securities enhanced its performance in 2005.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO Total Return Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO Total Return Portfolio	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index	2.43	5.87	6.42
Lipper (VIP) Intermediate Investment Grade Debt Avg.	1.99	5.60	6.07

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP PIMCO Total Return Portfolio had a total return that was in line with its benchmark index.

Considering the challenges facing the U.S. fixed income market in 2005, it did well to generate a modest positive return for the year. The bond market faced repeated increases in short-term interest rates by the Federal Reserve (the Fed) and a crisis in the U.S. auto industry. To prevent the U.S. economy from growing too fast and fueling higher inflation, the Fed continued its latest campaign to increase short-term interest rates. From June 2004 through December 2005, the target for the federal funds rate on overnight loans between banks was increased by quarter-point increments 13 times, from 1.00% to 4.25%. Eight of the increases occurred in 2005. As interest rates rose in the second half of 2005, the Portfolio’s duration — a measure of its sensitivity to changes in interest rates — was above that of the Index. This hurt the Portfolio as its above-benchmark duration exposed it more fully to the impact of rising interest rates, which pushed bond prices lower as bond prices move inversely to interest rates.

In other developed nations where economic growth was generally slower than in the United States, there was less upward pressure on interest rates. Consequently, their government bond markets generally outperformed the U.S. Treasury securities market on a currency-hedged basis. The Portfolio’s allocation to non-U.S. government bond markets benefited its performance.

Stiff competition from foreign auto makers and high labor costs hurt General Motors Corp. and Ford Motor Co. to such an extent that their bonds were lowered from investment grade to speculative grade by major rating agencies. The auto industry turmoil and the trend toward higher short-term rates weighed on the investment-grade corporate bond market, which did not perform as well as comparable Treasurys in 2005. The Portfolio benefited from its underweight exposure to investment-grade corporate bonds relative to the Index. Mortgage-backed securities also underperformed comparable Treasurys. The Portfolio’s overweight exposure to the mortgage-backed market detracted from its performance, but some of this negative impact was offset by the asset manager’s favorable security selection within the mortgage-backed sector.

Meanwhile emerging-market bonds performed well in 2005. A strong global economic expansion, the search for attractive yields in the global low-interest-rate environment, and rising prices for commodities and crude oil were among the factors that helped emerging-market bonds gain in value. The Portfolio’s allocation to these debt securities enhanced its performance in 2005.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Prudential U.S. Emerging Growth Portfolio: Class I	17.77%	2.56%	-0.93%
SP Prudential U.S. Emerging Growth Portfolio: Class II	17.47	N/A	4.86
S&P Midcap 400 Index	12.56	8.60	7.37
Russell Midcap Growth™ Index	12.10	1.38	-3.67
Lipper (VIP) Mid-Cap Growth Funds Avg.	10.61	-0.49	-3.95

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 7/9/2001.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the SP Prudential U.S. Emerging Growth Portfolio had a total return that was substantially higher than its benchmark indexes and even further above the average of its peer group.

The outperformance of the style-specific Russell Midcap™ Growth Index benchmark was due primarily to the asset manager’s strong stock selection. Among its 10 largest positions, Alamosa Holdings (2.2% of net assets at period-end), Varian Medical Systems (2.3%), and Monster Worldwide (3.1%) were the largest contributors to its return. Stock selection was generally strong in the energy, telecommunications, commercial services, and financial sectors. However, the Portfolio had some underperformers, including several in the healthcare industry.

The manager’s bottom-up selection process (one based on intensive company analysis rather than forecasts of industry or sector trends) resulted in a significant overweight (as compared with the style-specific benchmark) in the technology sector. This hurt its performance as technology stocks generally had a lackluster year. A slight underweight in the healthcare sector also detracted. However, an underweight in financials was a positive factor.

Over this reporting period, the Portfolio benefited from above-benchmark exposure to stocks whose earnings growth rates and/or share prices have been rising recently and from a below-average dividend yield. However, these benefits were more than offset by the negative impact of significantly higher volatility than the benchmark, a stronger growth style characteristic than the benchmark, and greater exposure to stocks with earnings variations. The Portfolio was more sensitive to the overall direction of the market than its benchmark, which detracted from its performance, particularly early in the year when the market was stagnant. The specific portfolio manager at Jennison Associates changed during the year, and the new manager has a less aggressive style.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Growth Portfolio

Subadvised by:  Eagle Asset Management, Neuberger Berman Management Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Growth Portfolio	2.48%	-4.61%	-7.52%
Russell 2000® Index	4.55	8.22	6.36
Russell 2000® Growth Index	4.15	2.28	-2.13
Lipper (VIP) Small-Cap Growth Funds Avg.	7.50	1.06	-2.05

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Small Cap Growth Portfolio had a total return that was below its benchmark indexes and below the average of its peer group. BlackRock (formerly State Street Research) managed the Portfolio through April 30, 2005; management was shared by Neuberger Berman and Eagle Asset Management for the rest of the year.

Weak stock selection, primarily by Eagle Asset Management, was the major reason the Portfolio underperformed its benchmark, although Neuberger Berman had difficulty in the healthcare and consumer services sectors. Eagle not only underperformed in those sectors but also in the consumer cyclicals and industrials sectors, although it performed better than the benchmark in technology.

The healthcare sector performed relatively well in 2005. During BlackRock’s stewardship, the Portfolio benefited from an overweight in the sector compared with the benchmark, but Neuberger Berman underweighted healthcare and overweighted the weak consumer services sector. These emphases detracted from the Portfolio’s return. However, Neuberger Berman’s overweight in strong-performing transportation stocks added value.

The Portfolio benefited from its overall risk characteristics. It was less volatile and less exposed to earnings variation than the stocks in the benchmark. Both of these qualities were rewarded in the market. However, it also had a greater exposure to earnings yield, a measure of value defined as company’s earnings per share divided by its share price. This hurt performance as investors in small-cap growth stocks generally favored companies with lower earnings yields. Generally, faster-growing small firms are more likely to have lower earnings yields, so this reflects a preference for “growthier” stocks.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Value Portfolio

Subadvised by:  Salomon Brothers Asset Management Inc.

December 31, 2005

Investment Adviser’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Value Portfolio	4.61%	8.21%	9.98%
Russell 2500™ Index	8.11	9.14	7.91
Lipper (VIP) Small-Cap Core Funds Avg.	5.35	8.21	7.40
Lipper (VIP) Small-Cap Value Funds Avg.	7.56	13.83	14.03

Although Lipper classifies the Portfolio within the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios included in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP Small Cap Value Portfolio had a total return that was below the average of its peer group. Goldman Sachs was responsible for most of the Portfolio’s performance. Beginning December 5, 2005, however, Salomon Brothers Asset Management was given about half of its assets to invest.

Goldman Sachs follows a traditional small-cap value strategy with an emphasis on quality, i.e., strong cash flow and balance sheets. As a result, its holdings characteristically overweight energy stocks and underweight consumer services compared with their weightings in the Russell 2000® Value Index. During this reporting period, both of these sector emphases enhanced return. The energy sector was by far the strongest in the market and consumer services among the weakest. Stock selection within sectors also improved performance, particularly in the energy, basic materials, and transportation sectors. These are sectors that Goldman Sachs historically has favored. Since the Portfolio is well diversified, the benefit of stock selection consisted of many small gains. Goldman’s investment process typically results in a lower exposure to dividend-paying stocks than the benchmark, and this also enhanced performance this year as such stocks were out of favor.

These strengths were largely offset by an above-average exposure early in the year to the overall direction of the market. This is not what we would expect from Goldman Sachs, nor is it what we have seen from it historically. The small-cap stock market finished the first half of 2005 with a slightly negative return, and the Portfolio was particularly exposed to this.

Salomon Brothers was selected as second manager of the Portfolio in part because its investment style complemented that of Goldman Sachs. We expect the overall Portfolio in the future to have less of the characteristic emphases that drove its performance this year.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Strategic Partners Focused Growth Portfolio

Subadvised by:  Jennison Associates LLC, Alliance Capital

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Strategic Partners Focused Growth Portfolio: Class I	15.29%	0.28%	-3.99%
SP Strategic Partners Focused Growth Portfolio: Class II	14.97	N/A	-1.37
S&P 500 Index	4.91	0.54	-1.03
Russell 1000 Index® Growth Index	5.26	-3.58	-7.73
Lipper (VIP) Large-Cap Growth Funds Avg.	7.33	-3.18	-6.27

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 1/12/2001.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

A portion of the Portfolio’s expenses is subsidized. Absent such subsidy, the performance quoted would be lower. The subsidy may be discontinued at any time. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the SP Strategic Partners Focused Growth Portfolio had a total return that was almost 10 percentage points above the style-appropriate Russell 1000® Growth Index and almost double the average of its peer group.

Both co-managers, Jennison Associates and Alliance Capital, had excellent stock selection. Both had positions in Apple Computer (5.0% of net assets at period-end), Google (5.5%), and Marvell Technology (4.5%), which appreciated substantially in the fourth quarter growth-stock spurt. The Portfolio also benefited from holdings in the medical services, electronic equipment, semiconductors, and biotechnology industries. However, shares of eBay (4.6%), among the Portfolio’s 10 largest holdings, lost about a quarter of their value over the year.

The Portfolio benefited marginally from its sector emphases, particularly its underweights in areas of the market influenced by consumer purchases. It was underweight specifically in food and beverage and specialty retail companies. A modest overweight in energy, the best-performing market sector, also helped. These benefits were largely offset by an overweight in the poor-performing technology sector.

Risk characteristics of the Portfolio’s holdings, taken together, had a mixed impact. It was hurt by being more sensitive than its benchmark to the overall movement of the market in the declining markets of January, March, April, and October. However, much of this impact was offset by being underrepresented in dividend-paying firms and overrepresented in companies whose earnings and/or share prices had recently been rising. These qualities were rewarded in this year’s market.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP T. Rowe Price Large-Cap Growth Portfolio

Subadvised by:  T Rowe Price Associates Inc

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP T. Rowe Price Large-Cap Growth	16.64%	-2.06%	-4.81%
Russell 1000® Index	6.27	1.07	-0.81
Russell 1000® Growth Index	5.26	-3.58	-7.73
Lipper (VIP) Large Cap Growth Funds Avg.	7.33	-3.18	-6.27

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the SP T. Rowe Price Large-Cap Growth Portfolio had a total return that was more than twice its benchmark indexes and the average of its peer group. The Portfolio was managed by AllianceBernstein through December 5, 2005, and by T. Rowe Price International thereafter.

The primary reason the Portfolio substantially outperformed its benchmark was excellent stock selection. Holdings in the technology sector, particularly in the Internet and computer hardware industries, and the healthcare sector were particularly strong. The sector composition of the Portfolio also helped its performance. It was overweight compared with the Russell 1000® Growth Index in the energy and financial services sectors and underweight in the consumer noncyclicals sector. Energy was by far the strongest sector in the market, and the financial sector’s average return, although not as large, was also significant. Consumer stocks, on the other hand, faced concerns because investors feared that rising interest rates and energy costs would cut into consumer spending.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP William Blair International Growth Portfolio

Subadvised by:  William Blair & Company LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP William Blair International Growth Portfolio: Class I	16.39%	-1.16%	-4.10%
SP William Blair International Growth Portfolio: Class II	15.79	-1.55	-4.12
MSCI EAFE Index	13.54	4.55	3.79
Lipper (VIP) International Growth Funds Avg.	15.36	2.23	0.30

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 10/4/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

For the year ended December 31, 2005, the SP William Blair International Growth Portfolio had a total return that was above its benchmark index and above the average of its peer group.

The Portfolio’s outperformance of its benchmark was due to generally strong stock selection. Selection was particularly good in the energy, financials, and telecommunication services sectors. Several of the Portfolio’s 10 largest holdings added significantly to its return, including BG Group (United Kingdom, 2.8% of net assets at period-end); Mitsubishi UFJ Financial Group (Japan, 2.8%); Orix (Japan, 2.6%); and Roche Holdings (Switzerland, 3.0%). However; its exposure to SAP (Germany, 2.6%) detracted. Performance relative to the benchmark also benefited from investments in emerging markets, which are not included in the MSCI EAFE Index and which benefited from a global surge in commodity prices. Holdings in Brazil, Mexico, South Korea, and Taiwan particularly added value. Technology firms in South Korea and Taiwan had a strong year.

The Portfolio’s overall country and sector composition detracted from its performance. It was underrepresented in Japan, which benefited from a recovering housing market and expectations of meaningful economic reform. Although three of the Portfolio’s ten largest holdings were in Japan and stock selection within the country was good, the Portfolio would have benefited from a larger commitment. Being overweight in technology and underweight in materials also hurt performance, although this was partially offset by being overweight in telecommunication services and by a technology recovery in the fourth quarter.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Series Fund Presentation of Portfolio Holdings as of December 31, 2005 (Unaudited)

SP Aggressive Growth Asset Allocation Portfolio

Five Largest Holdings (% of Net Assets)
SP Large Cap Value Portfolio	31.0%
The Pru Series Inc. - Jennison Portfolio	22.7%
SP William Blair International Growth Portfolio	13.7%
SP LSV International Value Portfolio	12.1%
American Skandia Trust-Marsico Capital Growth Portfolio	10.1%

SP Conservative Asset Allocation Portfolio

Five Largest Holdings (% of Net Assets)
SP PIMCO Total Return Portfolio	48.3%
SP Large Cap Value Portfolio	11.7%
The Pru Series Inc. - Jennison Portfolio	9.1%
SP William Blair International Growth Portfolio	6.2%
SP LSV International Value Portfolio	5.1%

SP Growth Asset Allocation Portfolio

Five Largest Holdings (% of Net Assets)
SP Large Cap Value Portfolio	25.6%
The Pru Series Inc. - Jennison Portfolio	18.7%
SP PIMCO Total Return Portfolio	11.6%
SP William Blair International Growth Portfolio	11.1%
SP LSV International Value Portfolio	10.0%

SP Mid-Cap Growth Portfolio

Five Largest Holdings (% of Net Assets)
Apple Computer, Inc.	4.8%
Coach, Inc.	2.8%
Express Scripts, Inc.	2.8%
JLG Industries, Inc.	2.5%
Advanced Mirco Devices, Inc.	2.4%

SP Prudential U.S. Emerging Growth Portfolio

Five Largest Issues (% of Net Assets)
Monster Worldwide, Inc.	3.1%
NII Holdings, Inc.	2.4%
Business Objects SA-SP, ADR (France)	2.3%
Varian Medical Systems, Inc.	2.3%
Alamosa Holdings, Inc.	2.2%

SP T. Rowe Price Large Cap Growth Portfolio

Five Largest Holdings (% of Net Assets)
General Electric Co.	4.5%
Microsoft Corp.	3.9%
UnitedHealth Group, Inc.	3.5%
Wal-Mart Stores, Inc.	2.7%
Rogers Communications, Inc.	2.5%

SP AIM Core Equity Portfolio

Five Largest Holdings (% of Net Assets)
Merck & Co., Inc.	3.1%
Microsoft Corp.	2.8%
Tyco International Ltd.	2.7%
Berkshire Hathaway, Inc.	2.6%
Exxon Mobil Corp.	2.4%

SP Davis Value Portfolio

Five Largest Holdings (% of Net Assets)
American International Group, Inc.	5.1%
Altria Group, Inc.	4.8%
American Express Co.	4.7%
Tyco International Ltd.	4.3%
Costco Wholesale, Inc.	4.1%

SP Large Cap Value Portfolio

Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	2.7%
Lennar Corp. (Class “A” Stock)	2.7%
Citigroup, Inc.	2.5%
Electronic Data System Corp.	2.4%
Altria Group, Inc.	2.4%

SP PIMCO High Yield Portfolio

Five Largest Issues (% of Net Assets)
Republic of Brazil, Notes	2.5%
MCI, Inc., Sr. Notes	1.8%
Williams Cos., Inc., Notes	1.4%
PSE&G Energy Holdings LLC, Sr. Notes	1.3%
Ford Motor Credit Co., Bonds	1.2%

SP Small Cap Growth Portfolio

Five Largest Holdings (% of Net Assets)
Aleris International, Inc.	2.1%
Bucyrus International, Inc.	1.9%
FactSet Research Systems, Inc.	1.8%
Waste Connections, Inc.	1.8%
Unit Corp.	1.6%

SP William Blair International Growth Portfolio

Five Largest Holdings (% of Net Assets)
Roche Holding AG, ADR	3.0%
Mitsubishi Tokyo Financial Group, Inc.	2.8%
BG Group PLC	2.8%
SAP AG	2.6%
ORIX Corp.	2.6%

SP Balanced Asset Allocation Portfolio

Five Largest Holdings (% of Net Assets)
SP PIMCO Total Return Portfolio	28.1%
SP Large Cap Value Portfolio	19.0%
The Pru Series Inc. - Jennison Portfolio	14.2%
SP William Blair International Growth Portfolio	8.7%
SP LSV International Value Portfolio	7.6%

SP Small Cap Value Portfolio

Five Largest Holdings (% of Net Assets)
Wabash National Corp.	0.8%
Smurfit-Stone Container Corp.	0.8%
Accredited Home	0.7%
Central Pacific Financial Corp.	0.7%
Rli Corp.	0.7%

SP LSV International Value Portfolio

Five Largest Holdings (% of Net Assets)
Toyota Motor Corp.	2.1%
Royal Dutch Shell PLC	2.0%
BNP Paribas SA	1.7%
Credit Suisse Group	1.7%
UBS AG	1.7%

SP PIMCO Total Return Portfolio

Five Largest Issues (% of Net Assets)
UBS Finance, Inc.	2.7%
Societe Generale N.A.	2.7%
Westpac Bank	2.5%
CBA de Finance	2.4%
Danske Corp.	2.2%

SP Strategic Partners Focused Growth Portfolio

Five Largest Holdings (% of Net Assets)
UnitedHealth Group, Inc.	5.9%
Google, Inc. (Class “A” Stock)	5.5%
Apple Computer, Inc.	5.0%
Procter & Gamble Co.	4.9%
eBay Inc.	4.6%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (Unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, [distribution and service (12b-1) fees,] and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period

SP Aggressive Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,098.30	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP AIM Core Equity (Class I)	Actual	$1,000.00	$1,055.40	1.00%	$5.18
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

SP Balanced Asset Allocation (Class I)	Actual	$1,000.00	$1,062.30	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Conservative Asset Allocation (Class I)	Actual	$1,000.00	$1,042.50	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Davis Value (Class I)	Actual	$1,000.00	$1,083.20	0.82%	$4.31
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

SP Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,081.40	0.05%	$0.26
	Hypothetical	$1,000.00	$1,024.95	0.05%	$0.26

SP Large Cap Value (Class I)	Actual	$1,000.00	$1,040.20	0.83%	$4.27
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

SP LSV International Value (Class I)	Actual	$1,000.00	$1,135.00	1.03%	$5.54
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period

SP Mid Cap Growth (Class I)	Actual	$1,000.00	$1,100.80	1.00%	$5.30
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09

SP PIMCO High Yield (Class I)	Actual	$1,000.00	$1,018.60	0.67%	$3.41
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41

SP PIMCO Total Return (Class I)	Actual	$1,000.00	$999.10	0.62%	$3.12
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16

SP Prudential US Emerging Growth (Class I)	Actual	$1,000.00	$1,174.60	0.72%	$3.95
	Hypothetical	$1,000.00	$1,021.58	0.72%	$3.67

SP Prudential US Emerging Growth (Class II)	Actual	$1,000.00	$1,173.30	1.12%	$6.14
	Hypothetical	$1,000.00	$1,019.56	1.12%	$5.70

SP Small Cap Growth (Class I)	Actual	$1,000.00	$1,054.10	1.08%	$5.59
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

SP Small Cap Value (Class I)	Actual	$1,000.00	$1,049.40	0.98%	$5.06
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

SP Strategic Partners Focused Growth (Class I)	Actual	$1,000.00	$1,154.70	1.13%	$6.14
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75

SP Strategic Partners Focused Growth (Class II)	Actual	$1,000.00	$1,153.30	1.53%	$8.30
	Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

SP T. Rowe Price Large-Cap Growth (Class I)	Actual	$1,000.00	$1,173.80	1.02%	$5.59
	Hypothetical	$1,000.00	$1,020.16	1.02%	$5.19

SP William Blair International Growth (Class I)	Actual	$1,000.00	$1,174.20	0.99%	$5.43
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04

SP William Blair International Growth (Class II)	Actual	$1,000.00	$1,171.40	1.39%	$7.61
	Hypothetical	$1,000.00	$1,018.20	1.39%	$7.07

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2005 (to reflect the six-month period).

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Affiliated investments, at value (cost $163,947,773)	$188,360,631
Receivable for capital stock sold	14,148
Dividends receivable	4,700
Prepaid expenses	895

Total Assets	188,380,374

LIABILITIES
Payable for capital stock repurchased	146,583
Payable to custodian	10,182
Management fee payable	5,088
Payable for investments purchased	4,659
Deferred directors’ fee	811

Total Liabilities	167,323

NET ASSETS	$188,213,051

Net assets were comprised of:
Common stock, at $0.01 par value	$198,126
Paid-in capital in excess of par	155,794,040

155,992,166
Undistributed net investment income	3,598,037
Accumulated net realized gain on investments	4,209,990
Net unrealized appreciation on investments	24,412,858

Net assets, December 31, 2005	$188,213,051

Net asset value and redemption price per share, $188,213,051 / 19,812,611 outstanding shares of common stock (authorized 100,000,000 shares)	$9.50

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Affiliated dividend income	$3,677,536

EXPENSES
Management fee	78,648

NET INVESTMENT INCOME	3,598,888

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	2,462,328
Net capital gain distributions received	2,162,287

4,624,615

Net change in unrealized appreciation (depreciation) on investments	8,995,478

NET GAIN ON INVESTMENTS	13,620,093

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,218,981

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,598,888	$254,403
Net realized gain on investments	4,624,615	7,391,663
Net change in unrealized appreciation (depreciation) on investments	8,995,478	7,628,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	17,218,981	15,274,691

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(255,254)	(47,387)
Distributions from net realized capital gains	(5,750,072)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(6,005,326)	(47,387)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [6,021,182 and 8,837,254 shares, respectively]	53,233,551	71,795,086
Capital stock issued in reinvestment of dividends [720,063 and 5,953 shares, respectively]	6,005,326	47,387
Capital stock repurchased [2,179,013 and 1,332,326, shares respectively]	(19,146,944)	(10,751,075)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	40,091,933	61,091,398

TOTAL INCREASE IN NET ASSETS	51,305,588	76,318,702
NET ASSETS:
Beginning of year	136,907,463	60,588,761

End of year (a)	$188,213,051	$136,907,463

(a) Includes undistributed net investment income of:	$3,598,037	$254,403

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP AIM CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Unaffiliated investments (cost $31,994,169)	$33,294,076
Affiliated investments (cost $973,226)	973,226
Dividends and interest receivable	50,366
Foreign currency, at value (cost $1,121)	1,106
Prepaid expenses	1,054

Total Assets	34,319,828

LIABILITIES
Outstanding options written (premium received $20,604)	51,300
Management fee payable	26,054
Payable for capital stock repurchased	7,291
Accrued expenses and other liabilities	2,546
Deferred directors’ fees	2,119
Payable to custodian	1,379
Transfer agent fee payable	589

Total Liabilities	91,278

NET ASSETS	$34,228,550

Net assets were comprised of:
Common stock, at $0.01 par value	$44,919
Paid-in capital in excess of par	30,801,555

30,846,474
Undistributed net investment income	317,783
Accumulated net realized gain on investments	1,795,097
Net unrealized appreciation on investments and foreign currencies	1,269,196

Net assets, December 31, 2005	$34,228,550

Net asset value and redemption price per share, $34,228,550 / 4,491,944 outstanding shares of common stock (authorized 100,000,000 shares)	$7.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $8,480)	$574,356
Unaffiliated interest	72,589
Affiliated dividend income	13,594

660,539

EXPENSES
Management fee	282,497
Custodian’s fees and expenses	87,000
Shareholders’ reports	15,000
Audit fee	15,000
Directors’ fees	9,000
Legal fees and expenses	8,000
Transfer agent’s fee and expenses (including affiliated expense of $3,000) (Note 4)	4,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	300
Miscellaneous	6,219

Total expenses	428,016
Less: expense reimbursement	(94,014)
Less: custodian fee credit	(179)

Net expenses	333,823

NET INVESTMENT INCOME	326,716

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	2,268,419
Foreign currency transactions	(6,687)

2,261,732

Net change in unrealized appreciation (depreciation) on:
Investments	(1,007,337)
Options written	(30,696)
Foreign currencies	(15)

(1,038,048)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	1,223,684

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,550,400

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$326,716	$335,369
Net realized gain on investments and foreign currencies	2,261,732	1,939,651
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(1,038,048)	129,902

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,550,400	2,404,922

DIVIDENDS:
Dividends from net investment income	(337,615)	(121,766)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [848,731 and 1,615,797 shares, respectively]	6,198,927	11,192,718
Capital stock issued in reinvestment of dividends [47,087 and 18,228 shares, respectively]	337,615	121,766
Capital stock repurchased [730,652 and 659,162 shares, respectively]	(5,361,373)	(4,557,603)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	1,175,169	6,756,881

TOTAL INCREASE IN NET ASSETS	2,387,954	9,040,037
NET ASSETS:
Beginning of year	31,840,596	22,800,559

End of year (a)	$34,228,550	$31,840,596

(a) Includes undistributed net investment income of	$317,783	$335,369

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Affiliated investments, at value (cost $1,269,921,510)	$1,372,922,333
Receivable for capital stock sold	806,994
Dividends receivable	78,317
Prepaid expenses	5,849

Total Assets	1,373,813,493

LIABILITIES
Payable for investments purchased	1,728,408
Payable for capital stock repurchased	208,630
Management fee payable	54,728
Payable to custodian	51,969
Deferred directors’ fees	970

Total Liabilities	2,044,705

NET ASSETS	$1,371,768,788

Net assets were comprised of:
Common stock, at $0.01 par value	$1,256,226
Paid-in capital in excess of par	1,210,707,663

1,211,963,889
Undistributed net investment income	35,724,076
Accumulated net realized gain on investments	21,080,000
Net unrealized appreciation on investments	103,000,823

Net assets, December 31, 2005	$1,371,768,788

Net asset value and redemption price per share, $1,371,768,788 / 125,622,609 outstanding shares of common stock (authorized 225,000,000 shares)	$10.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Affiliated dividend income	$36,249,113

EXPENSES
Management fee	525,037

NET INVESTMENT INCOME	35,724,076

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	12,585,056
Net capital gain distributions received	10,731,810

23,316,866

Net change in unrealized appreciation (depreciation) on investments	28,223,666

NET GAIN ON INVESTMENTS	51,540,532

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,264,608

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$35,724,076	$8,722,666
Net realized gain on investments	23,316,866	33,580,255
Net change in unrealized appreciation (depreciation) on investments	28,223,666	33,450,837

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	87,264,608	75,753,758

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(8,722,666)	(4,764,898)
Distributions from net realized capital gains	(30,988,808)	(418,285)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(39,711,474)	(5,183,183)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [53,729,204 and 36,761,733 shares, respectively]	561,157,881	361,570,484
Capital stock issued in reinvestment of dividends and distributions [3,999,141 and 532,701 shares, respectively]	39,711,474	5,183,183
Capital stock repurchased [10,868,002 and 5,099,733, shares respectively]	(113,645,767)	(50,288,089)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	487,223,588	316,465,578

TOTAL INCREASE IN NET ASSETS	534,776,722	387,036,153
NET ASSETS:
Beginning of year	836,992,066	449,955,913

End of year (a)	$1,371,768,788	$836,992,066

(a) Includes undistributed net investment income of:	$35,724,076	$8,722,666

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Affiliated Investments, at value (cost $611,522,573)	$641,874,118
Receivable for capital stock sold	899,509
Dividends receivable	34,054
Prepaid expenses	3,137

Total Assets	642,810,818

LIABILITIES
Payable for capital stock repurchased	748,403
Payable for investments purchased	34,004
Payable to custodian	25,608
Management fee payable	24,213
Deferred directors’ fees	969

Total Liabilities	833,197

NET ASSETS	$641,977,621

Net assets were comprised of:
Common stock, at $0.01 par value	$568,885
Paid-in capital in excess of par	580,094,630

580,663,515
Undistributed net investment income	22,042,744
Accumulated net realized gain on investments	8,919,817
Net unrealized appreciation on investments	30,351,545

Net assets, December 31, 2005	$641,977,621

Net asset value and redemption price per share, $641,977,621 / 56,888,556 outstanding shares of common stock (authorized 140,000,000 shares)	$11.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Affiliated dividend income	$22,312,768

EXPENSES
Management fee	268,995

NET INVESTMENT INCOME	22,043,773

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	5,133,084
Net capital gain distributions received	5,021,229

10,154,313

Net change in unrealized appreciation (depreciation) on investments	1,938,451

NET GAIN ON INVESTMENTS	12,092,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,136,537

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,043,773	$6,842,945
Net realized gain on investments	10,154,313	18,584,956
Net change in unrealized appreciation (depreciation) on investments	1,938,451	8,656,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	34,136,537	34,084,190

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(6,843,974)	(4,871,869)
Distributions from net realized capital gains	(16,727,447)	(945,835)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(23,571,421)	(5,817,704)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [21,064,032 and 17,606,534 shares, respectively]	229,842,764	185,977,577
Capital stock issued in reinvestment of dividends and distributions [2,251,330 and 554,595 shares, respectively]	23,571,421	5,817,704
Capital stock repurchased [7,482,435 and 3,928,230, shares respectively]	(81,869,848)	(41,403,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	171,544,837	150,391,577

TOTAL INCREASE IN NET ASSETS	182,109,953	178,658,063
NET ASSETS:
Beginning of year	459,867,668	281,209,605

End of year (a)	$641,977,621	$459,867,668

(a) Includes undistributed net investment income of:	$22,042,744	$6,842,945

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP DAVIS VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $23,563,227:
Unaffiliated investments (cost $238,579,549)	$306,784,465
Affiliated investments (cost $29,022,351)	29,022,351
Cash	5,682
Foreign currency, at value (cost $43,786)	43,966
Dividends and interest receivable	478,692
Receivable for capital stock sold	39,277
Tax reclaim receivable	9,943
Prepaid expenses	9,224

Total Assets	336,393,600

LIABILITIES
Collateral for securities on loan	24,456,765
Management fee payable	121,448
Accrued expenses and other liabilities	66,420
Deferred trustees’ fees	2,690
Transfer agent fee payable	2,066

Total Liabilities	24,649,389

NET ASSETS	$311,744,211

Net assets were comprised of:
Common stock, at $0.01 par value	$291,965
Paid-in capital in excess of par	235,777,013

236,068,978
Undistributed net investment income	2,547,146
Accumulated net realized gain on investments	4,922,991
Net unrealized appreciation on investments and foreign currencies	68,205,096

Net assets, December 31, 2005	$311,744,211

Net asset value and redemption price per share, $311,744,211 / 29,196,485 outstanding shares of common stock (authorized 225,000,000 shares)	$10.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $116,034)	$4,965,841
Affiliated dividend income	14,885
Interest	4,306
Affiliated income from securities lending, net	4,211

4,989,243

EXPENSES
Management fee	2,213,998
Custodian’s fees and expenses	124,000
Shareholders’ reports	35,000
Audit fee	15,000
Trustees’ fees	14,000
Legal fees and expenses	9,500
Insurance expenses	4,600
Transfer agent’s fee and expenses (including affiliated expenses of $4,100) (Note 4)	4,500
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	7,739

Total expenses	2,429,337
Less: custodian fee credit	(78)
Net expenses	2,429,259

NET INVESTMENT INCOME	2,559,984

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	5,930,111
Foreign currency transactions	(9,986)

5,920,125

Net change in unrealized appreciation (depreciation) on:
Investments	18,784,605
Foreign currencies	(630)

18,783,975

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	24,704,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,264,084

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,559,984	$2,773,967
Net realized gain on investments and foreign currencies	5,920,125	35,432,951
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	18,783,975	(2,603,000)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,264,084	35,603,918

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,694,772)	(1,941,811)
Distributions from net realized gains	(29,342,603)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(32,037,375)	(1,941,811)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,740,896 and 13,018,059 shares, respectively]	38,659,851	132,163,329
Capital stock issued in reinvestment of dividends [3,337,227 and 194,961 shares, respectively]	32,037,375	1,941,811
Capital stock repurchased [3,887,912 and 27,136,196 shares, respectively]	(39,651,019)	(273,492,422)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	31,046,207	(139,387,282)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,272,916	(105,725,175)
NET ASSETS:
Beginning of year	285,471,295	391,196,470

End of year (a)	$311,744,211	$285,471,295

(a) Includes undistributed net investment income of	$2,547,146	$2,691,920

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Affiliated investments, at value (cost $1,096,763,642)	$1,214,798,131
Receivable for capital stock sold	1,083,967
Dividends receivable	46,336
Prepaid expenses	4,662

Total Assets	1,215,933,096

LIABILITIES
Payable for investments purchased	2,221,410
Payable for capital stock repurchased	1,610,281
Payable to custodian	49,168
Management fee payable	48,004
Deferred directors’ fees	969

Total Liabilities	3,929,832

NET ASSETS	$1,212,003,264

Net assets were comprised of:
Common stock, at $0.01 par value	$1,185,300
Paid-in capital in excess of par	1,052,447,788

1,053,633,088
Undistributed net investment income	23,268,793
Accumulated net realized gain on investments	17,066,894
Net unrealized appreciation on investments	118,034,489

Net assets, December 31, 2005	$1,212,003,264

Net asset value and redemption price per share, $1,212,003,264 / 118,530,002 outstanding shares of common stock (authorized 150,000,000 shares)	$10.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Affiliated dividend income	$23,707,115

EXPENSES
Management fee	438,322

NET INVESTMENT INCOME	23,268,793

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investments	10,378,051
Net capital gain distributions received	9,475,320

19,853,371

Net change in unrealized appreciation (depreciation) on investments	47,018,734

NET GAIN ON INVESTMENTS	66,872,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,140,898

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$23,268,793	$4,573,235
Net realized gain on investments	19,853,371	31,270,135
Net change in unrealized appreciation (depreciation) on investments	47,018,734	32,882,645

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,140,898	68,726,015

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(4,573,235)	(1,930,590)
Distributions from net realized capital gains	(26,358,243)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(30,931,478)	(1,930,590)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [57,444,052 and 33,790,622 shares, respectively]	555,197,559	302,317,165
Capital stock issued in reinvestment of dividends [3,391,609 and 219,136 shares, respectively]	30,931,478	1,930,590
Capital stock repurchased [9,905,250 and 3,934,729 shares, respectively]	(96,007,437)	(35,076,687)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	490,121,600	269,171,068

TOTAL INCREASE IN NET ASSETS	549,331,020	335,966,493
NET ASSETS:
Beginning of year	662,672,244	326,705,751

End of year (a)	$1,212,003,264	$662,672,244

(a) Includes undistributed net investment income of:	$23,268,793	$4,573,235

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $135,364,333:
Unaffiliated investments (cost $751,748,564)	$815,910,336
Affiliated investments (cost $160,390,022)	160,390,022
Receivable for capital stock sold	1,755,726
Receivable for investments sold	1,746,501
Dividends and interest receivable	1,339,992
Prepaid expenses	7,316

Total Assets	981,149,893

LIABILITIES
Payable to broker for collateral for securities on loan	140,729,696
Payable for investments purchased	6,645,896
Management fees payable	645,638
Accrued expenses and other liabilities	18,355
Payable to custodian	14,971
Deferred directors’ fees	2,152
Shareholder servicing fees payable	1,627

Total Liabilities	148,058,335

NET ASSETS	$833,091,558

Net assets were comprised of:
Common stock, at $0.01 par value	$700,076
Paid-in capital in excess of par	719,726,743

720,426,819
Undistributed net investment income	10,902,617
Accumulated net realized gain on investments	37,600,350
Net unrealized appreciation on investments and foreign currencies	64,161,772

Net assets, December 31, 2005	$833,091,558

Net asset value and redemption price per share, $833,091,558 / 70,007,613 outstanding shares of common stock (authorized 100,000,000 shares)	$11.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $21,766)	$16,559,037
Interest	185,579
Affiliated dividend income	65,349
Affiliated income from securities lending, net	12,127

16,822,092

EXPENSES
Management fee	5,712,657
Custodian’s fees and expenses	127,000
Shareholders’ reports	15,000
Audit fee	15,000
Directors’ fees	15,000
Legal fees and expenses	8,000
Insurance expenses	8,000
Transfer agent’s fee and expenses (including affiliated expenses of $4,225) (Note 4)	5,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	11,975

Total expenses	5,919,632
Less: custodian fee credit	(2,438)

Net expenses	5,917,194

NET INVESTMENT INCOME	10,904,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	39,671,466
Net change in unrealized appreciation (depreciation) on investments	(2,235,206)

NET GAIN ON INVESTMENTS	37,436,260

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,341,158

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$10,904,898	$5,479,674
Net realized gain on investments	39,671,466	17,224,937
Net change in unrealized appreciation (depreciation) on investments	(2,235,206)	57,876,808

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,341,158	80,581,419

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(5,481,955)	(674,049)
Distributions from net realized gains	(16,382,778)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(21,864,733)	(674,049)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [24,086,262 and 4,940,622 shares, respectively]	276,899,408	498,844,480
Capital stock issued in reinvestment of dividends [1,996,779 and 67,744 shares, respectively]	21,864,733	674,049
Capital stock repurchased [8,095,951 and 4,817,105 shares, respectively]	(93,554,925)	(50,902,662)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	205,209,216	448,615,867

TOTAL INCREASE IN NET ASSETS	231,685,641	528,523,237
NET ASSETS:
Beginning of year	601,405,917	72,882,680

End of year (a)	$833,091,558	$601,405,917

(a) Includes undistributed net investment income of	$10,902,617	$5,479,674

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP LSV INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost $330,531,457)	$381,386,493
Affiliated investments (cost $2,870,490)	2,870,490
Foreign currency, at value (cost $4,475,699)	4,492,404
Dividends and interest receivable	792,996
Receivable for investments sold	426,119
Tax reclaim receivable	147,003
Prepaid expenses	3,957
Receivable for capital stock sold	1,741

Total Assets	390,121,203

LIABILITIES
Management fees payable	286,776
Payable for investments purchased	248,272
Accrued expenses and other liabilities	171,567
Payable to custodian	87,425
Transfer agent fees payable	5,739

Total Liabilities	799,779

NET ASSETS	$389,321,424

Net assets were comprised of:
Common stock, at $0.01 par value	$428,955
Paid-in capital in excess of par	326,980,964

327,409,919
Undistributed net investment income	5,753,024
Accumulated net realized gain on investments	5,286,740
Net unrealized appreciation on investments and foreign currencies	50,871,741

Net assets, December 31, 2005	$389,321,424

Net asset value and redemption price per share, $389,321,424 / 42,895,546 outstanding shares of common stock (authorized 100,000,000 shares)	$9.08

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $847,374)	$9,153,967
Unaffiliated Interest	214,197
Affiliated dividend income	33,368

9,401,532

EXPENSES
Management fee	2,692,190
Custodian’s fees and expenses	354,000
Shareholders’ reports	45,000
Audit fee	19,000
Directors’ fees	13,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expenses of $4,100) (Note 4)	4,300
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	1,900
Miscellaneous	24,819

Total expenses	3,167,209
Less: custodian fee credit	(75)

Net expenses	3,167,134

NET INVESTMENT INCOME	6,234,398

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	5,310,157
Foreign currency transactions	(387,773)

4,922,384

Net change in unrealized appreciation (depreciation) on:
Investments	32,110,147
Foreign currencies	16,705

32,126,852

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	37,049,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,283,634

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,234,398	$1,214,681
Net realized gain on investments and foreign currencies	4,922,384	30,161,240
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	32,126,852	(408,215)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	43,283,634	30,967,706

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(1,104,157)	(662,879)
Distributions from net realized gains	(23,089,120)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(24,193,277)	(662,879)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [15,708,031 and 15,630,900 shares, respectively]	131,395,774	122,280,619
Capital stock issued in reinvestment of dividends [2,997,928 and 85,422 shares, respectively]	24,193,277	662,879
Capital stock repurchased [3,031,415 and 4,118,400 shares, respectively]	(26,061,363)	(32,402,675)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	129,527,688	90,540,823

TOTAL INCREASE IN NET ASSETS	148,618,045	120,845,650
NET ASSETS:
Beginning of year	240,703,379	119,867,729

End of year (a)	$389,321,424	$240,703,379

(a) Includes undistributed net investment income of	$5,753,024	$1,010,556

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $21,770,399:
Unaffiliated investments (cost $122,800,820)	$151,777,951
Affiliated investments (cost $24,166,965)	24,166,965
Dividends and interest receivable	55,148
Receivable for capital stock sold	30,045
Prepaid expenses	4,430

Total Assets	176,034,539

LIABILITIES
Collateral for securities on loan	22,801,195
Accrued expenses and other liabilities	201,683
Advisory fees payable	113,530
Deferred directors’ fees	4,259
Payable to custodian	2,137
Shareholder servicing fees payable	1,804
Withholding tax payable	1,221

Total Liabilities	23,125,829

NET ASSETS	$152,908,710

Net assets were comprised of:
Common stock, at $0.01 par value	$212,173
Paid-in capital in excess of par	126,181,061

126,393,234
Accumulated net investment loss	(4,259)
Accumulated net realized loss on investments	(2,457,396)
Net unrealized appreciation on investments	28,977,131

Net assets, December 31, 2005	$152,908,710

Net asset value and redemption price per share, $152,908,710 / 21,217,340 outstanding shares of common stock (authorized 100,000,000 shares)	$7.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $776)	$519,093
Unaffiliated interest	52,836
Affiliated dividend income	8,573
Affiliated income from securities lending, net	4,472

584,974

EXPENSES
Management fee	1,064,841
Shareholders’ reports	118,000
Custodian’s fees and expenses	88,000
Audit fee	27,000
Legal fees and expenses	20,000
Directors’ fees	10,000
Transfer agent’s fee and expenses (including affiliated expenses of $4,300) (Note 4)	5,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	600
Miscellaneous	16,866

Total expenses	1,352,307
Less: expense reimbursements	(21,095)
Less: custodian fee credit	(117)

Net expenses	1,331,095

NET INVESTMENT LOSS	(746,121)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on Investments:	2,852,382
Net change in unrealized appreciation (depreciation) on Investments:	9,613,723

NET GAIN ON INVESTMENTS	12,466,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,719,984

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(746,121)	$(536,149)
Net realized gain on investments	2,852,382	5,342,999
Net change in unrealized appreciation (depreciation) on investments	9,613,723	11,075,571

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,719,984	15,882,421

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,215,893 and 7,647,553 shares, respectively]	27,851,805	46,088,129
Net asset value of shares issued in merger 5,202,111 and 0 shares, respectively]	31,565,347	—
Capital stock repurchased [3,887,856 and 2,246,630 shares, respectively]	(25,739,227)	(13,367,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	33,677,925	32,720,703

TOTAL INCREASE IN NET ASSETS	45,397,909	48,603,124
NET ASSETS:
Beginning of year	107,510,801	58,907,677

End of year (a)	$152,908,710	$107,510,801

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP PIMCO HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost $360,357,431)	$362,532,210
Affiliated investments (cost $1,039,453)	1,039,453
Cash	1,174,906
Foreign currency, at value (cost: $1,177,668)	1,168,770
Dividends and interest receivable	6,871,569
Receivable for investments sold	219,528
Unrealized appreciation on swap agreements	95,873
Interest receivable on swap agreements	12,353
Prepaid expenses	7,596
Swap contracts, outstanding	6,287

Total Assets	373,128,545

LIABILITIES
Payable for investments purchased	3,504,862
Payable for capital stock repurchased	407,879
Advisory fees payable	277,252
Written options outstanding (cost $192,765)	127,281
Unrealized depreciation on swap agreements	122,275
Accrued expenses and other liabilities	55,402
Unrealized depreciation on foreign currency forward contracts	17,601
Due to broker-variation margin	2,813
Deferred directors’ fees	2,287
Shareholder servicing fees payable	2,123
Withholding tax payable	975

Total Liabilities	4,520,750

NET ASSETS	$368,607,795

Net assets were comprised of:
Common stock, at $0.01 par value	$359,653
Paid-in capital in excess of par	362,253,663

362,613,316
Undistributed net investment income	1,462,427
Accumulated net realized gain on investments	2,365,166
Net unrealized appreciation on investments and foreign currencies	2,166,886

Net assets, December 31, 2005	$368,607,795

Net asset value and redemption price per share, $368,607,795 / 35,965,294 outstanding shares of common stock (authorized 100,000,000 shares)	$10.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated interest	$24,917,042
Affiliated dividend income	24,194
Unaffiliated dividend income (net of foreign withholding taxes of $314)	4,393

24,945,629

EXPENSES
Management fee	2,043,640
Custodian’s fees and expenses	149,985
Shareholders’ reports	20,000
Audit fee	20,000
Directors’ fees	15,000
Legal fees and expenses	9,000
Transfer agent’s fee and expenses (including affiliated expenses of $3,920) (Note 4)	5,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	2,500
Miscellaneous	7,853

Total expenses	2,277,978
Less: custodian fee credit	(6,985)

Net expenses	2,270,993

NET INVESTMENT INCOME	22,674,636

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	3,344,817
Futures transactions	(681,780)
Options written	287,400
Swap agreements	238,131
Foreign currency transactions	445,746

3,634,314

Net change in unrealized appreciation (depreciation) on:
Investments	(12,614,605)
Futures	144,784
Options Written	65,484
Swap agreements	(28,676)
Foreign currencies	(38,845)

(12,471,858)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(8,837,544)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,837,092

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$22,674,636	$18,225,862
Net realized gain on investments and foreign currencies	3,634,314	4,596,019
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(12,471,858)	1,648,899

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	13,837,092	24,470,780

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(22,462,955)	(18,437,315)
Distributions from net realized gains	(4,530,597)	(2,719,931)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(26,993,552)	(21,157,246)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [9,213,269 and 12,666,692 shares, respectively]	96,076,697	133,099,782
Capital stock issued in reinvestment of dividends [2,626,070 and 2,033,225 shares, respectively]	26,993,552	21,157,246
Capital stock repurchased [5,161,774 and 8,990,655 shares, respectively]	(53,822,419)	(93,304,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	69,247,830	60,952,989

TOTAL INCREASE IN NET ASSETS	56,091,370	64,266,523
NET ASSETS:
Beginning of year	312,516,425	248,249,902

End of year (a)	$368,607,795	$312,516,425

(a) Includes undistributed net investment income of	$1,462,427	$566,869

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost $2,015,034,653)	$2,011,434,125
Affiliated investments (cost $5,960,264)	5,960,264
Premium for swaps purchased	246,559,248
Receivable for investments sold	137,108,211
Dividends and interest receivable	8,146,072
Foreign currency, at value (cost $5,913,665)	5,952,953
Unrealized appreciation on swaps	1,278,749
Receivable for capital stock sold	510,639
Interest receivable on swap agreements	297,250
Prepaid expenses	25,388

Total Assets	2,417,272,899

LIABILITIES
Payable for investments purchased	502,102,175
Premium for swaps written	246,688,978
Securities sold short, at value (proceeds $119,935,699)	120,525,187
Unrealized depreciation on swaps	3,752,733
Advisory fees payable	1,744,546
Outstanding options written (premium received $3,719,339)	1,574,142
Unrealized depreciation on foreign currency forward contracts	1,068,222
Interest payable on investments sold short	662,662
Interest payable on swap agreements	344,372
Payable to custodian	271,407
Due to broker-variation margin	148,996
Accrued expenses and other liabilities	139,309
Deferred trustees’ fees	2,625
Transfer agent fees payable	2,080

Total Liabilities	879,027,434

NET ASSETS	$1,538,245,465

Net assets were comprised of:
Common stock, at $0.01 par value	$1,372,688
Paid-in capital in excess of par	1,551,548,030

1,552,920,718
Undistributed net investment income	6,657,952
Accumulated net realized loss on investments	(15,275,474)
Net unrealized depreciation on investments	(6,057,731)

Net assets, December 31, 2005	$1,538,245,465

Net asset value and redemption price per share, $1,538,245,465 / 137,268,754 outstanding shares of common stock (authorized 225,000,000 shares)	$11.21

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Interest	$56,316,679
Affiliated dividend income	265,890
Unaffiliated dividend income	22,500

56,605,069

EXPENSES
Management fee	8,009,402
Custodian’s fees and expenses	239,000
Shareholders’ reports	38,000
Directors’ fees	27,000
Audit fee	20,000
Insurance expenses	17,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,500
Miscellaneous	7,615

Total expenses	8,377,517
Less: custodian fee credit	(39,624)

Net expenses	8,337,893

NET INVESTMENT INCOME	48,267,176

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	717,222
Futures transactions	(6,403,684)
Options written	2,651,703
Swap agreements	467,132
Foreign currency transactions	5,620,200
Short sales	(3,110,121)

(57,548)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,978,205)
Futures	(108,214)
Options written	(602,388)
Swap agreements	1,153,737
Foreign currencies	(441,403)
Short sales	(44,716)

(15,021,189)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(15,078,737)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,188,439

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$48,267,176	$19,240,764
Net realized gain (loss) on investments and foreign currencies	(57,548)	29,705,297
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(15,021,189)	(708,459)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	33,188,439	48,237,602

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(65,066,623)	(18,784,427)
Distributions from net realized gains	(21,522,555)	(16,595,819)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(86,589,178)	(35,380,246)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [45,303,572 and 33,233,895 shares, respectively]	518,342,360	382,917,441
Capital stock issued in reinvestment of dividends [7,727,423 and 3,069,432 shares, respectively]	86,589,178	35,380,246
Capital stock repurchased [9,845,936 and 14,954,106 shares, respectively]	(112,279,676)	(171,285,273)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	492,651,862	247,012,414

TOTAL INCREASE IN NET ASSETS	439,251,123	259,869,770
NET ASSETS:
Beginning of year	1,098,994,342	839,124,572

End of year (a)	$1,538,245,465	$1,098,994,342

(a) Includes undistributed net investment income of	$6,657,952	$14,907,720

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $61,162,980:
Unaffiliated investments (cost $153,262,336)	$187,907,491
Affiliated investments (cost $71,158,376)	71,158,376
Cash	21,155
Receivable for capital stock sold	579,400
Receivable for investments sold	390,142
Dividends and interest receivable	55,683
Prepaid expenses	7,779

Total Assets	260,120,026

LIABILITIES
Collateral for securities on loan	63,990,138
Payable for investments purchased	499,318
Accrued expenses and other liabilities	185,876
Payable for capital stock repurchased	121,476
Management fee payable	99,881
Deferred directors’ fees	407
Transfer agent fee payable	401
Distribution fee payable	83
Administration fee payable	50

Total Liabilities	64,897,630

NET ASSETS	$195,222,396

Net assets were comprised of:
Common stock, at $0.01 par value	$247,964
Paid-in capital in excess of par	145,238,639

145,486,603
Accumulated net investment loss	(407)
Accumulated net realized gain on investments and foreign currencies	15,091,045
Net unrealized appreciation on investments	34,645,155

Net assets, December 31, 2005	$195,222,396

Class I:
Net asset value and redemption price per share, $194,834,259 / 24,746,165 outstanding shares of common stock (authorized 100,000,000 shares)	$7.87

Class II:
Net asset value and redemption price per share, $388,137 / 50,278 outstanding shares of common stock (authorized 60,000,000 shares)	$7.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $3,109 )	$476,302
Affiliated dividend income	192,858
Affiliated income from securities loaned, net	148,103
Interest	279

817,542

EXPENSES
Management fee	949,735
Distribution fee—Class II	879
Administration fee—Class II	527
Custodian’s fees and expenses	114,000
Shareholders’ reports	120,000
Audit fee	30,000
Directors’ fees	12,000
Legal fees and expenses	22,000
Transfer agent’s fee and expenses (including affiliated expense of $4,300) (Note 4)	5,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	4,425

Total expenses	1,263,566
Less: custodian fee credit	(732)

Net expenses	1,262,834

NET INVESTMENT LOSS	(445,292)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	15,793,877
Foreign currency transactions	464
Options written	70,446

15,864,787

Net change in unrealized appreciation (depreciation) on:
Investments	15,548,665
Options written	85,130
Foreign currencies	(76)

15,633,719

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	31,498,506

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,053,214

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(445,292)	$(727,729)
Net realized gain on investments and foreign currencies	15,864,787	23,079,809
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,633,719	4,402,367

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,053,214	26,754,447

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(205)	—
Distributions from net realized capital gains
Class I	(22,102,685)	(56,557)
Class II	(57,580)	(96)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(22,160,470)	(56,653)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [4,400,150 and 11,301,550 shares, respectively]	32,192,747	79,126,894
Net asset value, of shares issued in connection with merger [4,037,693 and 0 shares, respectively]	24,736,435	—
Capital stock issued in reinvestment of dividends and distributions [3,425,266 and 8,331 shares, respectively]	22,160,470	56,653
Capital stock repurchased [3,011,057 and 20,993,725 shares, respectively]	(21,469,947)	(147,512,432)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	57,619,705	(68,328,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,512,449	(41,631,091)
NET ASSETS:
Beginning of year	128,709,947	170,341,038

End of year (a)	$195,222,396	$128,709,947

(a) Includes undistributed net investment income of:	$—	$169

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $9,623,765:
Unaffiliated investments (cost $117,526,524)	$127,919,590
Affiliated investments (cost $19,630,203)	19,630,203
Receivable for investments sold	297,853
Dividends and interest receivable	49,323
Receivable for capital stock sold	4,557
Prepaid expenses	2,460

Total Assets	147,903,986

LIABILITIES
Payable to broker for collateral for securities on loan	10,275,968
Payable for investments purchased	1,785,280
Advisory fees payable	88,274
Accrued expenses and other liabilities	34,547
Deferred trustees’ fees	2,118
Shareholder servicing fees payable	1,968
Payable to custodian	1,122

Total Liabilities	12,189,277

NET ASSETS	$135,714,709

Net assets were comprised of:
Common stock, at $0.01 par value	$204,918
Paid-in capital in excess of par	126,948,466

127,153,384
Accumulated net investment loss	(2,118)
Accumulated net realized loss on investments	(1,829,623)
Net unrealized appreciation on investments	10,393,066

Net assets, December 31, 2005	$135,714,709

Net asset value and redemption price per share, $135,714,709 / 20,491,763 outstanding shares of common stock (authorized 100,000,000 shares)	$6.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,272)	$637,497
Unaffiliated interest	377,283
Affiliated dividend income	30,279
Affiliated income from securities lending, net	11,484

1,056,543

EXPENSES
Management fee	1,634,440
Custodian’s fees and expenses	95,000
Shareholders’ reports	32,000
Audit fee	15,000
Directors’ fees	14,000
Legal fees and expenses	9,000
Transfer agent’s fee and expenses (including affiliated expenses of $4,300) (Note 4)	5,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	1,300
Miscellaneous	6,085

Total expenses	1,813,825
Less: custodian fee credit	(2,360)

Net expenses	1,811,465

NET INVESTMENT LOSS	(754,922)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	18,176,920

18,176,920

Net change in unrealized appreciation (depreciation) on:
Investments	(12,040,245)

(12,040,245)

NET GAIN ON INVESTMENTS	6,136,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,381,753

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(754,922)	$(949,484)
Net realized gain (loss) on investments	18,176,920	(16,711,867)
Net change in unrealized appreciation (depreciation) on investments	(12,040,245)	18,224,820

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,381,753	563,469

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [10,844,232 and 26,969,916 shares, respectively]	67,879,177	173,200,231
Capital stock repurchased [18,841,264 and 3,851,078 shares, respectively]	(121,618,637)	(24,710,400)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(53,739,460)	148,489,831

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,357,707)	149,053,300
NET ASSETS:
Beginning of year	184,072,416	35,019,116

End of year	$135,714,709	$184,072,416

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $30,938,521:
Unaffiliated investments (cost $316,678,893)	$330,171,533
Affiliated investments (cost $48,715,973)	48,715,973
Cash	4,200,969
Dividends and interest receivable	647,955
Receivable for investments sold	464,192
Prepaid expenses	9,597

Total Assets	384,210,219

LIABILITIES
Collateral for securities on loan	32,114,160
Payable for investments purchased	989,297
Management fees payable	268,459
Accrued expenses and other liabilities	86,411
Payable for capital stock repurchased	43,139
Deferred directors’ fees	2,351
Transfer agent fees payable	2,061

Total Liabilities	33,505,878

NET ASSETS	$350,704,341

Net assets were comprised of:
Common stock, at $0.01 par value	$245,792
Paid-in capital in excess of par	278,696,489

278,942,281
Undistributed net investment income	1,885,918
Accumulated net realized gain on investments	56,383,502
Net unrealized appreciation on investments	13,492,640

Net assets, December 31, 2005	$350,704,341

Net asset value and redemption price per share, $350,704,341 / 24,579,197 outstanding shares of common stock (authorized 100,000,000 shares)	$14.27

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $4,391)	$5,539,685
Affiliated dividend income	28,969
Affiliated income from securities lending, net	10,832

5,579,486

EXPENSES
Management fee	3,442,199
Custodian’s fees and expenses	145,000
Shareholders’ reports	42,000
Audit fee	17,000
Directors’ fees	15,000
Legal fees and expenses	13,000
Insurance expenses	5,000
Transfer agent’s fee and expenses (including affiliated expenses of $4,500) (Note 4)	4,700
Commitment fee on syndicated credit agreement	1,700
Miscellaneous	6,666

Total expenses	3,692,265
Less: custodian fee credit	(1,189)

Net expenses	3,691,076

NET INVESTMENT INCOME	1,888,410

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	57,245,116
Net change in unrealized appreciation (depreciation) on investments	(36,955,062)

NET GAIN ON INVESTMENTS	20,290,054

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,178,464

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,888,410	$2,138,010
Net realized gain on investments	57,245,116	46,403,552
Net change in unrealized appreciation (depreciation) on investments	(36,955,062)	14,582,023

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	22,178,464	63,123,585

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,140,502)	(553,326)
Distributions from net realized gains	(47,092,460)	(93,547)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(49,232,962)	(646,873)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [7,412,645 and 11,394,458 shares, respectively]	103,227,323	153,984,132
Capital stock issued in reinvestment of dividends [3,763,988 and 49,229 shares, respectively]	49,232,962	646,873
Capital stock repurchased [11,952,082 and 5,544,868 shares, respectively]	(168,010,162)	(74,374,100)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(15,549,877)	80,256,905

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,604,375)	142,733,617
NET ASSETS:
Beginning of year	393,308,716	250,575,099

End of year (a)	$350,704,341	$393,308,716

(a) Includes undistributed net investment income of	$1,885,918	$2,138,010

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost $67,414,573)	$80,112,275
Affiliated investments (cost $785,524)	785,524
Receivable for investments sold	260,653
Dividends receivable	41,193
Tax reclaim receivable	2,304
Prepaid expenses	2,122

Total Assets	81,204,071

LIABILITIES
Payable for capital stock repurchased	56,813
Management fee payable	35,865
Accrued expenses and other liabilities	33,348
Administration fee payable	15,397
Payable to custodian	3,777
Deferred trustees’ fees	2,143
Distribution fee payable	1,624
Transfer agent fee payable	1,069

Total Liabilities	150,036

NET ASSETS	$81,054,035

Net assets were comprised of:
Common stock, at $0.01 par value	$101,556
Paid-in capital in excess of par	65,156,700

65,258,256
Accumulated net investment loss	(2,143)
Accumulated net realized gain on investments	3,100,220
Net unrealized appreciation on investments	12,697,702

Net assets, December 31, 2005	$81,054,035

Class I:
Net asset value and redemption price per share, $38,290,049 / 4,746,991 outstanding shares of common stock (authorized 100,000,000 shares)	$8.07

Class II:
Net asset value and redemption price per share, $42,763,986 / 5,408,593 outstanding shares of common stock (authorized 60,000,000 shares)	$7.91

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $13,788)	$388,740
Affiliated dividend income	38,099
Interest	7,895

434,734

EXPENSES
Management fee	620,451
Distribution fee—Class II	92,027
Administration fee—Class II	55,216
Custodian’s fees and expenses	100,000
Shareholders’ reports	25,000
Audit fee	15,000
Trustees’ fees and expenses	9,000
Legal fees and expenses	8,000
Transfer agent’s fee and expenses (including affiliated expenses of $3,700) (Note 4)	4,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	300
Miscellaneous	4,849

Total expenses	934,843
Less: expense reimbursements	(46,572)
Less: custodian fee credit	(193)

Net expenses	888,078

NET INVESTMENT LOSS	(453,344)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	7,252,737
Net change in unrealized appreciation (depreciation) on investments	3,483,073

NET GAIN ON INVESTMENTS	10,735,810

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,282,466

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(453,344)	$(70,251)
Net realized gain on investments	7,252,737	920,465
Net change in unrealized appreciation (depreciation) on investments	3,483,073	4,744,770

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,282,466	5,594,984

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [3,646,345 and 4,453,940 shares, respectively]	25,555,392	28,204,223
Capital stock repurchased [2,448,898 and 1,186,253 shares, respectively]	(16,934,804)	(7,525,789)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	8,620,588	20,678,434

TOTAL INCREASE IN NET ASSETS	18,903,054	26,273,418
NET ASSETS:
Beginning of year	62,150,981	35,877,563

End of year	$81,054,035	$62,150,981

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value
Unaffiliated investments (cost $66,832,319)	$71,565,187
Affiliated investments (cost $2,632,964)	2,632,964
Dividends receivable	66,013
Receivable for capital stock sold	9,851
Prepaid expenses	2,030

Total Assets	74,276,045

LIABILITIES
Payable for investments purchased	440,004
Accrued expenses and other liabilities	41,082
Advisory fees payable	10,030
Deferred directors’ fees	2,314
Payable to custodian	2,010
Withholding tax payable	578

Total Liabilities	496,018

NET ASSETS	$73,780,027

Net assets were comprised of:
Common stock, at $0.01 par value	$95,742
Paid-in capital in excess of par	60,105,850

60,201,592
Accumulated net investment loss	(2,314)
Accumulated net realized gain on investments	8,847,881
Net unrealized appreciation on investments	4,732,868

Net assets, December 31, 2005	$73,780,027

Net asset value and redemption price per share, $73,780,027 / 9,574,198 outstanding shares of common stock (authorized 100,000,000 shares)	$7.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $9,282)	$437,691
Affiliated dividend income	6,999
Unaffiliated Interest	5,790

450,480

EXPENSES
Management fee	597,957
Custodian’s fees and expenses	90,000
Shareholders’ reports	37,000
Audit fee	15,000
Directors’ fees	11,000
Legal fees and expenses	9,000
Transfer agent’s fee and expenses (including affiliated expenses of $3,851) (Note 4)	4,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	500
Miscellaneous	8,154

Total expenses	773,611
Less: management fee waivers and expense reimbursements	(70,618)
Less: custodian fee credit	(413)

Net expenses	702,580

NET INVESTMENT LOSS	(252,100)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	12,322,519
Net change in unrealized appreciation (depreciation) on investments	(1,525,052)

NET GAIN ON INVESTMENTS	10,797,467

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,545,367

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(252,100)	$(130,997)
Net realized gain on investments	12,322,519	10,375,124
Net change in unrealized appreciation (depreciation) on investments	(1,525,052)	(8,138,530)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,545,367	2,105,597

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,686,574 and 8,646,319 shares, respectively]	11,483,234	54,050,476
Capital stock repurchased [2,056,395 and 22,224,721 shares, respectively]	(13,953,855)	(136,920,541)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(2,470,621)	(82,870,065)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,074,746	(80,764,468)
NET ASSETS:
Beginning of year	65,705,281	146,469,749

End of year	$73,780,027	$65,705,281

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value including securities on loan of $4,811,333:
Unaffiliated investments (cost $368,583,806)	$453,395,898
Affiliated investments (cost $22,730,064)	22,730,064
Cash	147,815
Foreign currency, at value (cost $7,344,869)	7,392,352
Receivable for investments sold	461,143
Dividends and interest receivable	262,641
Tax reclaim receivable	131,937
Prepaid expenses	8,633

Total Assets	484,530,483

LIABILITIES
Collateral for securities on loan	5,052,456
Payable for investments purchased	2,346,605
Management fee payable	333,830
Accrued expenses and other liabilities	122,025
Payable for capital stock repurchased	22,870

Total Liabilities	7,877,786

NET ASSETS	$476,652,697

Net assets were comprised of:
Common stock, at $0.01 par value	$631,744
Paid-in capital in excess of par	352,287,093

352,918,837
Undistributed net investment income	1,463,921
Accumulated net realized gain on investments	37,410,364
Net unrealized appreciation on investments and foreign currencies	84,859,575

Net assets, December 31, 2005	$476,652,697

Class I:
Net asset value and redemption price per share, $453,579,805 / 60,076,339 outstanding shares of common stock (authorized 100,000,000 shares)	$7.55

Class II:
Net asset value and redemption price per share, $23,072,892 / 3,098,108 outstanding shares of common stock (authorized 150,000,000 shares)	$7.45

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $686,453)	$6,440,801
Interest	519,617
Affiliated dividend income	253,870
Affiliated income from securities loaned, net	647

7,214,935

EXPENSES
Management fee	3,621,302
Custodian’s fees and expenses	393,000
Distribution fee—Class II	254,958
Administration fee—Class II	152,975
Shareholders’ reports	70,000
Audit fee	20,000
Directors’ fees	16,000
Legal fees and expenses	8,000
Transfer agent’s fee and expenses (including affiliated expenses of $5,000) (Note 4)	5,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	2,500
Miscellaneous	24,427

Total expenses	4,573,162
Less: custodian fee credit	(1,713)

Net expenses	4,571,449

NET INVESTMENT INCOME	2,643,486

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	39,425,853
Foreign currency transactions	(1,709,384)

37,716,469

Net change in unrealized appreciation (depreciation) on:
Investments	28,083,783
Foreign currencies	55,036

28,138,819

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	65,855,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,498,774

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2005	Year Ended December 31, 2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,643,486	$1,114,391
Net realized gain on investments and foreign currencies	37,716,469	28,389,415
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	28,138,819	20,364,390

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	68,498,774	49,868,196

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(1,667,899)	(268,170)
Class II	(307,445)	—

	(1,975,344)	(268,170)

Distributions from net realized gains
Class I	(12,334,591)	—
Class II	(6,312,964)	—

	(18,647,555)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,622,899)	(268,170)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold [28,946,819 and 41,429,271 shares, respectively]	194,846,073	251,906,575
Capital stock issued in reinvestment of dividends and distributions [3,249,051 and 44,253 shares, respectively]	20,622,899	268,170
Capital stock repurchased [25,901,671 and 22,043,280 shares, respectively]	(174,768,199)	(132,966,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	40,700,773	119,208,031

TOTAL INCREASE IN NET ASSETS	88,576,648	168,808,057
NET ASSETS:
Beginning of year	388,076,049	219,267,992

End of year (a)	$476,652,697	$388,076,049

(a) Includes undistributed net investment income of	$1,463,921	$889,002

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

		Value (Note 2)
LONG-TERM INVESTMENTS — 97.1%	Shares
Affiliated Registered Investment Companies
American Skandia Trust-Marsico Capital Growth Portfolio	998,592	$19,053,131
The Prudential Series Fund, Inc. —
Jennison Portfolio (Class I)	2,056,412	42,691,113
Natural Resources Portfolio (Class I)	43,333	1,969,923
SP Large Cap Value Portfolio	4,900,523	58,316,227
SP LSV International Value Portfolio	2,509,379	22,785,164
SP Small Cap Growth Portfolio	989,999	6,553,796
SP Small Cap Value Portfolio	396,519	5,642,467
SP William Blair International Growth Portfolio (Class I)	3,413,858	25,774,628

TOTAL LONG-TERM INVESTMENTS (cost $158,373,591)		182,786,449

SHORT-TERM INVESTMENTS — 3.0%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $5,574,182) (Note 4)	5,574,182	5,574,182

TOTAL INVESTMENTS — 100.1% (cost $163,947,773; Note 6)(a)		188,360,631
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(147,580)

NET ASSETS — 100.0%		$188,213,051

(a)	Prudential Investments LLC, the Manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Investment Type
Large/Mid-Cap Growth	32.8%
Large/Mid-Cap Value	31.0
International Growth	13.7
International Value	12.1
Small-Cap Growth	3.5
Small-Cap Value	3.0
Sector	1.0

97.1
Short-Term Investments	3.0
Liabilities in excess of other assets	(0.1)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B1

SP AIM CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 97.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 1.5%
Northrop Grumman Corp.	8,514	$511,777

Beverages — 1.7%
Heineken NV (Netherlands)	18,666	591,800

Biotechnology — 1.0%
Amgen, Inc.*	4,200	331,212

Building Materials — 1.0%
Masco Corp.	11,877	358,567

Commercial Banks — 1.0%
Barclays PLC (United Kingdom)	33,694	354,198

Commercial Services — 1.1%
Accenture Ltd. (Class “A” Stock)*	12,727	367,428

Computer Services & Software — 6.4%
Cisco Systems, Inc.*	37,700	645,424
Computer Associates International, Inc.	19,717	555,822
Microsoft Corp.	37,300	975,395

		2,176,641

Computers — 2.7%
International Business Machines Corp.	5,420	445,524
Lexmark International, Inc. (Class “A” Stock)*	10,700	479,681

		925,205

Consumer Products & Services — 2.5%
Avon Products, Inc.	12,900	368,295
Estee Lauder Cos., Inc. (Class “A” Stock)	14,624	489,612

		857,907

Diversified Manufacturing Operations — 4.0%
General Electric Co.	13,327	467,111
Tyco International Ltd.	31,743	916,103

		1,383,214

Electronic Components — 2.3%
Koninklijke (Royal) Philips Electronics NV* (Netherlands)	25,494	792,283

Electronics — 2.7%
Analog Devices, Inc.	12,800	459,136
Intel Corp.	18,600	464,256

		923,392

Entertainment — 0.5%
Walt Disney Co. (The)	6,900	165,393

Entertainment & Leisure — 0.6%
Nintendo Co. Ltd. (Japan)	1,700	205,847

Finance — 0.6%
UBS AG (Switzerland)	2,000	190,404

Financial – Bank & Trust — 1.1%
North Fork Bancorp., Inc.	13,404	366,733

Financial Services — 3.7%
Fifth Third Bancorp	8,300	313,076
Merrill Lynch & Co., Inc.	7,075	479,190
Morgan Stanley	8,423	477,921

		1,270,187

Food & Beverage — 6.5%
Campbell Soup Co.	8,513	253,432
Citigroup, Inc.	9,600	465,888

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Food & Beverage (cont’d.)
Coca-Cola Co.	10,607	$427,568
ConAgra Foods, Inc.	7,600	154,128
General Mills, Inc.	10,236	504,840
Kroger Co. (The)*	22,774	429,973

		2,235,829

Food Products — 1.0%
Cadbury Schweppes PLC (United Kingdom)	35,100	331,839

Food — 1.2%
Unilever NV (Netherlands)	6,235	427,024

Insurance — 11.6%
ACE Ltd.	9,568	511,314
American International Group, Inc.	6,200	423,026
Berkshire Hathaway, Inc. (Class “A” Stock)*	10	886,200
Chubb Corp. (The)	5,200	507,780
Genworth Financial, Inc. (Class “A” Stock)	10,100	349,258
Marsh & McLennan Cos., Inc.	10,800	343,008
St. Paul Travelers Cos., Inc. (The)	10,308	460,458
XL Capital Ltd. (Class “A” Stock)	7,100	478,398

		3,959,442

Machinery — 1.0%
Dover Corp	8,519	344,934

Media — 2.6%
Gannett Co., Inc.	7,106	430,410
News Corp., Inc. (Class “A” Stock)	29,900	464,945

		895,355

Metals — 0.5%
Tenaris SA, ADR (Luxembourg)	1,495	171,178

Office Equipment — 2.2%
Xerox Corp.*	50,500	739,825

Oil, Gas & Consumable Fuels — 12.6%
Apache Corp.	5,300	363,156
BJ Services Co.	19,700	722,399
Exxon Mobil Corp.	14,799	831,260
Murphy Oil Corp.	8,167	440,936
Nabors Industries Ltd.*	5,000	378,750
Schlumberger Ltd.	3,817	370,822
Smith International, Inc.	15,575	577,988
Total SA (France)	2,470	620,519

		4,305,830

Pharmaceuticals — 10.8%
Bristol-Myers Squibb Co.	22,500	517,050
Forest Laboratories, Inc.*	12,500	508,500
GlaxoSmithKline PLC, ADR (United Kingdom)	12,526	632,312
Merck & Co., Inc.	33,532	1,066,653
Teva Pharmaceutical Industries Ltd., ADR (Israel)	11,720	504,077
Wyeth	10,070	463,925

		3,692,517

Railroads — 1.3%
Union Pacific Corp.	5,750	462,933

SEE NOTES TO FINANCIAL STATEMENTS.

B2

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Retail — 1.6%
Bed Bath & Beyond, Inc.*	9,558	$345,522
TJX Cos., Inc.	8,005	185,956

		531,478

Savings & Loan — 2.4%
Bank of America Corp.	7,701	355,401
Bank of New York Co., Inc. (The)	14,653	466,698

		822,099

Semi-Conductors — 1.0%
Xilinx, Inc.	13,200	332,772

Telecommunications — 4.2%
AT&T, Inc.	24,616	602,846
Nokia Corp. ADR* (Finland)	27,967	511,796
Verizon Communications Inc.	10,875	327,555

		1,442,197

Utilities – Electrical Utilities — 0.9%
FPL Group, Inc.	7,600	315,856

Waste Management — 1.5%
Waste Management, Inc.	16,800	509,880

TOTAL LONG-TERM INVESTMENTS (cost $31,963,434)		33,293,176

SHORT-TERM INVESTMENTS — 2.8%
Mutual Fund — 2.8%
Dryden Core Investment Fund — Taxable Money Market Series(a) (cost $973,226) (Note 4)	973,226	973,226

SHORT-TERM INVESTMENTS — (Continued)	Contracts	Value (Note 2)
OUTSTANDING OPTIONS PURCHASED*
Put Options
BJ Services Co., expiring 01/21/06 @ $27.50	140	$700
Nabors Industries Ltd., expiring 01/21/06 @ $60	40	200

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $30,735)		900

TOTAL SHORT-TERM INVESTMENTS (cost $1,003,961)		974,126

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 100.1% (cost $32,967,395; Note 6)		34,267,302

OUTSTANDING OPTIONS WRITTEN* — (0.1)%
Written Options
BJ Services Co., expiring 01/21/06 @ $35	140	(27,300)
Nabors Industries Ltd., expiring 01/21/06 @ $70	40	(24,000)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $20,604)		(51,300)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN(b) — 100.0% (cost $32,946,791)		34,216,002
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0%		12,548

NET ASSETS — 100.0%		$34,228,550

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(b)	As of December 31, 2005, 1 security representing $205,847 and 0.6% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

SEE NOTES TO FINANCIAL STATEMENTS.

B3

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Oil, Gas & Consumable Fuels	12.6%
Insurance	11.6
Pharmaceuticals	10.8
Food & Beverage	6.5
Computer Services & Software	6.4
Telecommunications	4.2
Diversified Manufacturing Operations	4.0
Financial Services	3.7
Mutual Fund	2.8
Computers	2.7
Electronics	2.7
Media	2.6
Consumer Products & Services	2.5
Savings & Loan	2.4
Electronic Components	2.3
Office Equipment	2.2
Beverages	1.7
Retail	1.6
Aerospace	1.5
Waste Management	1.5
Railroads	1.3
Food	1.2
Commercial Services	1.1
Financial – Bank & Trust	1.1
Biotechnology	1.0
Building Materials	1.0
Commercial Banks	1.0
Food Products	1.0
Machinery	1.0
Semi-Conductors	1.0
Utilities – Electrical Utilities	0.9
Entertainment & Leisure	0.6
Finance	0.6
Entertainment	0.5
Metals	0.5

100.1
Outstanding Options Written	(0.1)
Other assets in excess of liabilities	—

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B4

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 93.2%	Shares	Value (Note 2)
Affiliated Registered Investment Companies
American Skandia Trust — Marsico Capital Growth Portfolio	4,481,334	$85,503,859
The Prudential Series Fund, Inc. —
Jennison Portfolio (Class I)	9,379,114	194,710,404
Natural Resources Portfolio (Class I)	308,888	14,042,033
SP Large Cap Value Portfolio	21,877,147	260,338,048
SP LSV International Value Portfolio	11,434,554	103,825,753
SP PIMCO High Yield Portfolio	6,567,864	67,320,607
SP PIMCO Total Return Portfolio	34,437,987	386,049,840
SP Small Cap Growth Portfolio	4,139,289	27,402,095
SP Small Cap Value Portfolio	1,433,791	20,402,840
SP William Blair International Growth Portfolio (Class I)	15,717,657	118,668,307

TOTAL LONG-TERM INVESTMENTS (cost $1,175,262,963)		1,278,263,786

SHORT-TERM INVESTMENTS — 6.9%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $94,658,547) (Note 4)	94,658,547	94,658,547

TOTAL INVESTMENTS — 100.1% (cost $1,269,921,510; Note 6)(a)		1,372,922,333
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,153,545)

NET ASSETS — 100.0%		$1,371,768,788

(a)	Prudential Investments LLC, the Manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Investment Type
Core Bonds	28.1%
Large/Mid-Cap Growth	20.4
Large/Mid-Cap Value	19.0
International Growth	8.7
International Value	7.6
High Yield	4.9
Small-Cap Growth	2.0
Small-Cap Value	1.5
Sector	1.0

93.2
Short-Term Investments	6.9
Liabilities in excess of other assets	(0.1)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B5

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 93.6%	Shares	Value (Note 2)
Affiliated Registered Investment Companies
American Skandia Trust — Marsico Capital Growth Portfolio	1,346,719	$25,695,397
The Prudential Series Fund, Inc. —
Jennison Portfolio (Class I)	2,826,242	58,672,785
Natural Resources Portfolio (Class I)	150,605	6,846,512
SP Large Cap Value Portfolio	6,320,288	75,211,433
SP LSV International Value Portfolio	3,634,339	32,999,801
SP PIMCO High Yield Portfolio	3,129,079	32,073,059
SP PIMCO Total Return Portfolio	27,681,937	310,314,516
SP Small Cap Growth Portfolio	1,936,835	12,821,845
SP Small Cap Value Portfolio	445,804	6,343,791
SP William Blair International Growth Portfolio (Class I)	5,285,919	39,908,686

TOTAL LONG-TERM INVESTMENTS — 93.6% (cost $570,536,281)		600,887,825

SHORT-TERM INVESTMENTS — 6.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $40,986,293) (Note 4)	40,986,293	40,986,293

TOTAL INVESTMENTS — 100.0% (cost $611,522,573; Note 6)(a)		641,874,118
ASSETS IN EXCESS OF OTHER LIABILITIES		103,503

NET ASSETS — 100.0%		$641,977,621

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Investment Type
Core Bonds	48.4%
Large/Mid-Cap Growth	13.1
Large/Mid-Cap Value	11.7
International Growth	6.2
International Value	5.1
High Yield	5.0
Small-Cap Growth	2.0
Sector	1.1
Small-Cap Value	1.0

93.6
Short-Term Investments	6.4
Other assets in excess of other liabilities	— (a)

100%

(a)	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

B6

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.4%		Value (Note 2)
COMMON STOCKS	Shares
Auto/Equipment Rental — 0.3%
Cosco Pacific Ltd. (Hong Kong)	462,000	$846,105

Beverages — 1.2%
Heineken Holding NV, (Class “A” Stock) (Netherlands)	127,250	3,739,147

Business Services — 2.5%
Dun & Bradstreet Corp.*	42,600	2,852,496
Iron Mountain, Inc.*	120,100	5,070,622

		7,923,118

Computers — 1.5%
Dell, Inc.(a)	93,700	2,810,063
Hewlett-Packard Co.	61,200	1,752,156

		4,562,219

Construction — 1.6%
Hunter Douglas NV (Netherlands)	10,953	596,232
Martin Marietta Materials, Inc.	32,300	2,478,056
Vulcan Materials Co.	29,600	2,005,400

		5,079,688

Containers & Packaging — 2.3%
Sealed Air Corp.*	127,000	7,133,590

Cosmetics & Toiletries — 0.8%
Avon Products, Inc.(a)	86,900	2,480,995

Diversified Consumer Services — 0.8%
Lexmark International, Inc., (Class “A” Stock)*	53,200	2,384,956

Diversified Manufacturing Operations — 4.3%
Tyco International Ltd.	463,452	13,375,225

Entertainment & Leisure — 1.3%
Harley-Davidson, Inc.(a)	82,100	4,227,329

Financial—Bank & Trust — 3.6%
HSBC Holdings PLC (United Kingdom)	574,549	9,222,755
Lloyds TSB Group PLC (United Kingdom)	60,200	2,034,760

		11,257,515

Financial Services — 15.6%
American Express Co.	282,800	14,552,888
Ameriprise Financial, Inc.	78,860	3,233,260
Commerce Bancorp, Inc.(a)	42,100	1,448,661
Fifth Third Bancorp	59,400	2,240,568
Golden West Financial Corp.	151,800	10,018,800
H&R Block, Inc.	169,400	4,158,770
Moody’s Corp.	79,200	4,864,464
State Street Corp	13,000	720,720
Wells Fargo & Co.	118,800	7,464,204

		48,702,335

Foods — 2.0%
Diageo PLC, ADR(a) (United Kingdom)	65,500	3,818,650
Hershey Foods Corp	41,900	2,314,975

		6,133,625

Health Care Providers & Services — 3.3%
Cardinal Health, Inc.	60,200	4,138,750
HCA, Inc.	120,100	6,065,050

		10,203,800

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance — 17.5%
American International Group, Inc.	233,300	$15,918,059
AON Corp.	67,900	2,441,005
Berkshire Hathaway, Inc. (Class “A” Stock)*	125	11,077,500
Chubb Corp.	9,900	966,735
Loews Corp.*	63,000	5,975,550
Markel Corp.*	700	221,935
Marsh & McLennan Cos., Inc.(a)	74,000	2,350,240
Principal Financial Group, Inc.	22,100	1,048,203
Progressive Corp.	82,100	9,587,638
Sun Life Financial, Inc. (Canada)	15,300	613,989
Transatlantic Holdings, Inc.	67,475	4,534,320

		54,735,174

Internet Services — 0.5%
Expedia, Inc.*	28,050	672,078
IAC/InterActive Corp.*	28,050	794,095

		1,466,173

Investment Firms — 7.0%
Citigroup, Inc.	158,400	7,687,152
JPMorgan Chase & Co.	302,616	12,010,829
Morgan Stanley	35,800	2,031,292

		21,729,273

Media — 4.5%
Comcast Corp. (Special Class “A” Stock)*	309,800	7,958,762
Gannett Co., Inc.	16,700	1,011,519
Lagarderes SCA (France)	55,600	4,278,594
WPP Group PLC, ADR (United Kingdom)	14,300	772,200

		14,021,075

Oil, Gas & Consumable Fuels — 10.4%
ConocoPhillips	136,040	7,914,807
Devon Energy Corp.	120,700	7,548,578
EOG Resources, Inc.	101,700	7,461,729
Occidental Petroleum Corp.	84,100	6,717,908
Transocean, Inc. (Cayman Islands)*	38,000	2,648,220

		32,291,242

Pharmaceuticals — 1.2%
Caremark Rx, Inc.*	73,300	3,796,207

Real Estate Investment Trust — 1.7%
CenterPoint Properties Trust	108,700	5,378,476

Retail & Merchandising — 5.9%
Costco Wholesale, Inc.(a)	256,300	12,679,161
Wal-Mart Stores, Inc.	124,500	5,826,600

		18,505,761

Software — 1.2%
Microsoft Corp.	140,900	3,684,535

Telecommunications Wireless — 1.3%
Nokia Corp. (Class “A” Stock), ADR* (Finland)	49,500	905,850
NTL, Inc.	10,600	721,648
SK Telecom Co. Ltd., ADR (South Korea)	53,600	1,087,544
Telewest Global, Inc.*	53,800	1,281,516

		3,996,558

SEE NOTES TO FINANCIAL STATEMENTS.

B7

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Tobacco — 4.8%
Altria Group, Inc.	202,000	$15,093,440

Transportation — 0.9%
Kuehne & Nagel International AG• (Switzerland)	3,429	966,816
United Parcel Service, Inc. (Class “B” Stock)	25,200	1,893,780

		2,860,596

Transportation/Shipping — 0.4%
China Merchants Holdings International Co. Ltd. (Hong Kong)	542,000	1,176,308

TOTAL LONG-TERM INVESTMENTS (cost $238,579,549)		306,784,465

SHORT-TERM INVESTMENT — 9.3%
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $29,022,351; includes $24,456,765 of cash collateral for securities on loan)(b)(w) (Note 4)	29,022,351	29,022,351

TOTAL INVESTMENTS(o) — 107.7% (cost $267,601,900)		335,806,816
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.7)%		(24,062,605)

NET ASSETS — 100.0%		$311,744,211

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Insurance	17.5%
Financial Services	15.6
Oil, Gas & Consumable Fuels	10.4
Mutual Fund (including 7.8% of collateral received for securities on loan)	9.3
Investment Firms	7.0
Retail & Merchandising	5.9
Tobacco	4.8
Media	4.5
Diversified Manufacturing Operations	4.3
Financial – Bank & Trust	3.6
Health Care Providers & Services	3.3
Business Services	2.5
Containers & Packaging	2.3
Foods	2.0
Real Estate Investment Trust	1.7
Construction	1.6
Computers	1.5
Entertainment & Leisure	1.3
Telecommunications Wireless	1.3
Beverages	1.2
Pharmaceuticals	1.2
Software	1.2
Transportation	0.9
Cosmetics & Toiletries	0.8
Diversified Consumer Services	0.8
Internet Services	0.5
Transportation/Shipping	0.4
Auto/Equipment Rental	0.3

107.7
Liabilities in excess of other assets	(7.7)

Total	100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $23,563,227; cash collateral of $24,456,765 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2005, 1 security representing $1,176,308 and 0.38% of the total market value was fair valued in accordance with the policies adopted by the Board of Directors.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B8

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 95.6%	Shares	Value (Note 2)
Affiliated Registered Investment Companies
American Skandia Trust-Marsico Capital Growth Portfolio	5,218,617	$99,571,218
The Prudential Series Funds, Inc.
Jennison Portfolio (Class I)	10,934,798	227,006,406
Natural Resources Portfolio (Class I)	270,898	12,315,041
SP Large Cap Value Portfolio	26,002,141	309,425,478
SP LSV International Value Portfolio	13,394,858	121,625,311
SP PIMCO High Yield Portfolio	4,609,523	47,247,616
SP PIMCO Total Return Portfolio	12,544,414	140,622,878
SP Small Cap Growth Portfolio	5,479,110	36,271,707
SP Small Cap Value Portfolio	2,130,204	30,312,809
SP William Blair International Growth Portfolio (Class I)	17,830,726	134,621,978

TOTAL LONG-TERM INVESTMENTS (cost $1,040,985,953)		1,159,020,442

SHORT-TERM INVESTMENTS — 4.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $55,777,689) (Note 4)	55,777,689	55,777,689

TOTAL INVESTMENTS — 100.2% (cost $1,096,763,642; Note 6)(a)		1,214,798,131
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(2,794,867)

NET ASSETS — 100.0%		$1,212,003,264

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying funds in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Investment Type
Large/Mid-Cap Growth	26.9%
Large/Mid-Cap Value	25.6
Core Bonds	11.6
International Growth	11.1
International Value	10.0
High Yield	3.9
Small-Cap Growth	3.0
Small-Cap Value	2.5
Sector	1.0

95.6
Short-Term Investments	4.6
Liabilities in excess of other assets	(0.2)

100%

SEE NOTES TO FINANCIAL STATEMENTS.

B9

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 97.9%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 3.0%
Lockheed Martin Corp.(a)	174,900	$11,128,887
Northrop Grumman Corp.(a)	76,100	4,574,371
Raytheon Co.	229,300	9,206,395

		24,909,653

Auto Components — 1.0%
Delphi Corp.	422,900	123,064
Johnson Controls, Inc.	37,500	2,734,125
Lear Corp.(a)	47,400	1,349,004
Magna International, Inc. (Class A Shares)	53,300	3,836,534

		8,042,727

Beverages — 0.8%
Coca-Cola Co.	107,900	4,349,449
Coca-Cola Enterprises, Inc.	111,900	2,145,123

		6,494,572

Building & Building Products — 0.1%
Masco Corp.	20,000	603,800

Chemicals — 1.2%
Air Products & Chemicals, Inc.	65,900	3,900,621
Dow Chemical Co.	3,000	131,460
Du Pont de Nemours & Co.	7,700	327,250
PPG Industries, Inc.	9,600	555,840
Praxair, Inc.*	63,300	3,352,368
Rohm & Haas Co.	39,300	1,902,906

		10,170,445

Commercial Banks — 4.5%
Bank of America Corp.(a)	356,800	16,466,320
KeyCorp	193,500	6,371,955
Marshall & Ilsley Corp.	13,000	559,520
Mellon Financial Corp.	136,300	4,668,275
North Fork Bancorporation, Inc.	168,300	4,604,688
UnionBanCal Corp.	55,400	3,807,088
Zions Bancorporation	15,300	1,156,068

		37,633,914

Commercial Services & Supplies — 1.9%
Cendant Corp.	475,600	8,204,100
Nalco Holding Co.	76,100	1,347,731
PHH Corp.*	12,770	357,815
Waste Management, Inc.	204,200	6,197,470

		16,107,116

Communication Equipment — 0.1%
QUALCOMM, Inc.	12,900	555,732

Computers & Peripherals — 0.5%
Dell, Inc.(a)	26,500	794,735
Hewlett-Packard Co.	110,900	3,175,067
NCR Corp.	6,700	227,398

		4,197,200

Consumer Finance — 1.1%
MBNA Corp.	336,300	9,130,545

Consumer Products & Services
Kimberly-Clark Corp.	5,200	310,180

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Containers & Packaging — 0.1%
Smurfit-Stone Container Corp.	5,800	$82,186
Temple-Inland, Inc.	15,900	713,115

		795,301

Diversified Financial Services — 11.0%
Astoria Financial Corp.	13,900	408,660
BB & T Corp.*	6,500	272,415
Capital One Financial Corp.	15,200	1,313,280
CIT Group, Inc.	122,300	6,332,694
Citigroup, Inc.	430,000	20,867,900
Compass Banshares, Inc.	1,700	82,093
Countrywide Credit Industries, Inc.(a)	132,700	4,537,013
E*TRADE Group Corp.*	37,800	788,508
Fannie Mae	37,400	1,825,494
Goldman Sachs Group, Inc.(a)	54,200	6,921,882
JPMorgan Chase & Co.	238,400	9,462,096
Merrill Lynch & Co., Inc.	77,700	5,262,621
Morgan Stanley	100,200	5,685,348
Principal Financial Group, Inc.	122,100	5,791,203
State Street Corp.	54,900	3,043,656
TCF Financial Corp.	4,600	124,844
U.S. Bancorp	275,000	8,219,750
Wachovia Corp.	34,800	1,839,528
Wells Fargo & Co.	136,000	8,544,880

		91,323,865

Diversified Telecommunication Services — 3.3%
AT&T, Inc.	396,510	9,710,530
BellSouth Corp.	6,000	162,600
Corning, Inc.*	138,600	2,724,876
MCI, Inc.	11,400	224,922
Motorola, Inc.	85,000	1,920,150
Sprint Nextel Corp.	150,700	3,520,352
Tellabs, Inc.*	19,200	209,280
Verizon Communications Inc.(a)	312,400	9,409,488

		27,882,198

Electric Utilities — 6.8%
American Electric Power Co., Inc.	7,800	289,302
CMS Energy Corp.*	127,000	1,842,770
Consolidated Edison, Inc.	51,500	2,385,995
Constellation Energy Group, Inc.	29,700	1,710,720
Dominion Resources, Inc.(a)	63,900	4,933,080
Duke Energy Corp.	60,900	1,671,705
Edison International	67,200	2,930,592
Entergy Corp.	77,200	5,299,780
FirstEnergy Corp.	91,500	4,482,585
FPL Group, Inc.(a)	381,100	15,838,516
General Electric Co.	192,900	6,761,145
Ingersoll-Rand Co. Ltd. (Class “A” Stock)	1,600	64,592
Northeast Utilities	56,600	1,114,454
Pepco Holdings, Inc.	6,300	140,931
PG&E Corp.	30,300	1,124,736
Pinnacle West Capital Corp.	21,200	876,620
PPL Corp.	92,700	2,725,380
Wisconsin Energy Corp.	25,000	976,500
Xcel Energy, Inc.*	101,500	1,873,690

		57,043,093

SEE NOTES TO FINANCIAL STATEMENTS.

B10

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Energy Equipment & Services — 0.1%
Weatherford International, Inc. Ltd.	31,000	$1,122,200

Exchange Traded Fund — 0.6%
iShares Russell 1000 Value Index Fund	67,470	4,657,454

Food & Staples Retailing — 1.3%
Albertson’s, Inc.(a)	499,700	10,668,595
Sysco Corp.	10,000	310,500

		10,979,095

Food Products — 2.2%
Campbell Soup Co.	6,200	184,574
Heinz Co., H.J.	6,000	202,320
Kellogg Co.	4,000	172,880
Kraft Foods, Inc. (Class “A” Stock)(a)	213,600	6,010,704
Sara Lee Corp.	203,500	3,846,150
Unilever PLC (United Kingdom)	188,400	7,558,608

		17,975,236

Health Care Equipment & Supplies — 0.1%
Boston Scientific Corp.*(a)	29,700	727,353
McKesson Corp.	800	41,272

		768,625

Health Care Providers & Services — 1.8%
Aetna, Inc.*(a)	14,400	1,358,064
HCA, Inc.(a)	98,800	4,989,400
Tenet Healthcare Corp.*(a)	670,000	5,132,200
WellPoint, Inc.*	47,600	3,798,004

		15,277,668

Healthcare Supplies — 0.3%
Amgen, Inc.*	3,100	244,466
Bausch & Lomb, Inc.	14,200	964,180
Cardinal Health, Inc.	300	20,625
The Cooper Cos., Inc.	6,100	312,930
Zimmer Holdings, Inc.*	8,900	600,216

		2,142,417

Hotels, Restaurants & Leisure — 1.7%
Carnival Corp. (Panama)	26,000	1,390,220
Harrah’s Entertainment, Inc.	102,427	7,302,021
Hilton Hotels Corp.	50,600	1,219,966
McDonald’s Corp.	109,500	3,692,340
Starwood Hotels & Resorts	9,000	574,740

		14,179,287

Household Durables — 2.9%
Lennar Corp. (Class “A” Stock)(a)	364,500	22,241,790
Lennar Corp. (Class “B” Stock)	29,100	1,649,679
Mohawk Industries, Inc.*	7,900	687,142

		24,578,611

Household Products — 0.1%
Procter & Gamble Co.	9,700	561,436

Industrial Conglomerates — 2.4%
Eaton Corp.	36,600	2,455,494
Tyco International Ltd.	617,400	17,818,164

		20,273,658

Insurance — 10.8%
AFLAC, Inc.	27,200	1,262,624
Allstate Corp. (The)	20,100	1,086,807

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Insurance (cont’d.)
AMBAC Financial Group, Inc.	28,400	$2,188,504
American International Group, Inc.	44,700	3,049,881
AON Corp.	19,400	697,430
Assurant, Inc.	57,800	2,513,722
Chubb Corp.	4,000	390,600
CIGNA Corp.	300	33,510
Genworth Financial, Inc. (Class “A” Stock)(a)	389,600	13,472,368
Hanover Insurance Group, Inc. (The)	115,200	4,811,904
Hartford Financial Services Group, Inc.	65,000	5,582,850
Lincoln National Corp.(a)	40,100	2,126,503
MBIA, Inc.	33,400	2,009,344
MetLife, Inc.(a)	263,200	12,896,800
Protective Life Corp.	15,100	660,927
St. Paul Travelers Cos., Inc. (The)(a)	424,700	18,971,349
Torchmark Corp.	23,900	1,328,840
UnumProvident Corp.(a)	669,900	15,240,225
W.R. Berkely Corp.	35,600	1,695,272
XL Capital Ltd. (Class “A” Stock)	3,000	202,140

		90,221,600

Internet Services — 0.1%
eBay Inc.	10,500	454,125

IT Consulting & Services — 0.3%
Affiliated Computer Services, Inc.	16,500	976,470
International Business Machines Corp.(a)	15,800	1,298,760

		2,275,230

IT Services — 2.4%
Electronic Data System Corp.	838,900	20,167,156

Leisure Equipment & Products — 0.6%
Eastman Kodak Co.(a)	201,000	4,703,400
Mattel, Inc.	5,600	88,592

		4,791,992

Machinery — 1.0%
Deere & Co.	25,100	1,709,561
SPX Corp.	145,800	6,673,266

		8,382,827

Manufacturing
Danaher Corp.	2,000	111,560

Media — 2.4%
DIRECTV Group, Inc. (The)*	25,300	357,236
E.W. Scripps Co., (Class “A” Stock)	32,100	1,541,442
EchoStar Communications Corp. (Class “A” Stock)	5,400	146,718
Gannett Co., Inc.	80,900	4,900,113
News Corp., Inc. (Class “A” Stock)	260,000	4,043,000
Time Warner, Inc.*	142,200	2,479,968
Viacom, Inc. (Class “B” Stock)	211,200	6,885,120
Walt Disney Co. (The)	1,700	40,749

		20,394,346

Metals & Mining — 2.0%
Alcoa, Inc.(a)	513,000	15,169,410
United States Steel Corp.(a)	38,300	1,841,081

		17,010,491

SEE NOTES TO FINANCIAL STATEMENTS.

B11

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Multi-Utilities — 1.1%
Dynegy, Inc. (Class “A” Stock)*	32,200	$155,848
Public Service Enterprise Group, Inc.	117,700	7,646,969
SCANA Corp.	34,500	1,358,610

		9,161,427

Multiline Retail — 1.1%
Abercrombie & Fitch Co.	7,500	488,850
Dollar General Corp.	13,900	265,073
Federated Department Stores, Inc.	15,700	1,041,381
Home Depot (The), Inc.	16,700	676,016
Kohl’s Corp.*	12,300	597,780
Lowe’s Cos., Inc.	6,500	433,290
Sears Holdings Corp.*	1	116
Target Corp.	11,200	615,664
Yum! Brands, Inc.	113,700	5,330,256

		9,448,426

Networking Products — 0.2%
Juniper Networks, Inc.*(a)	62,300	1,389,290

Oil, Gas & Consumable Fuels — 6.5%
Anadarko Petroleum Corp.(a)	26,300	2,491,925
Apache Corp.	39,700	2,720,244
Burlington Resources, Inc.	20,900	1,801,580
ChevronTexaco Corp.	153,400	8,708,518
ConocoPhillips	111,700	6,498,706
EOG Resources, Inc.	19,100	1,401,367
Exxon Mobil Corp.	397,200	22,310,724
Halliburton Co.	14,000	867,440
Occidental Petroleum Corp.	67,200	5,367,936
Valero Energy Corp.	40,700	2,100,120

		54,268,560

Oil, Gas & Consumable Fuels — 1.3%
Ashland, Inc.	75,000	4,342,500
Devon Energy Corp.	28,800	1,801,152
Rowan Cos., Inc.	14,600	520,344
Tesoro Corp.*	67,300	4,142,315

		10,806,311

Paper & Forest Products — 1.4%
Bowater, Inc.	11,000	337,920
International Paper Co.(a)	40,400	1,357,844
Plum Creek Timber Co.	107,900	3,889,795
Weyerhaeuser Co.	85,800	5,691,972

		11,277,531

Pharmaceuticals — 2.5%
Barr Pharmaceuticals, Inc.	5,000	311,450
Bristol-Meyers Squibb Co.	5,300	121,794
Eli Lilly & Co.(a)	32,100	1,816,539
Medco Health Solutions, Inc.*	7,700	429,660
Pfizer, Inc.	442,400	10,316,768
Sepracor, Inc.(a)	29,700	1,532,520
Wyeth	141,400	6,514,298

		21,043,029

Real Estate Investment Trust — 2.8%
Apartment Investment & Management Co. (Class “A” Stock)	134,000	5,074,580
Camden Property Trust	12,200	706,624

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
Real Estate Investment Trust (cont’d.)
CarrAmerica Realty Corp.	8,600	$297,818
Centerpoint Properties Trust	12,000	593,760
Hospitality Pptys Trust	3,800	152,380
Host Marriott Corp.	147,700	2,798,915
Liberty Property Trust	19,900	852,715
Mack-Cali Realty Corp.	30,300	1,308,960
New Century Financial Corp.	154,700	5,580,029
ProLogis	107,500	5,022,400
Simon Property Group, Inc.	9,300	712,659

		23,100,840

Semiconductors — 0.2%
Altera Corp.	21,900	405,807
Analog Devices, Inc.	13,000	466,310
Linear Technology Corp.	3,900	140,673
Maxim Integrated Products, Inc.	7,000	253,680
Novellus Systems, Inc.*	1,000	24,120
Teradyne, Inc.	4,400	64,108
Xilinx, Inc.(a)	3,100	78,151

		1,432,849

Software — 4.8%
BMC Software, Inc.*	486,100	9,960,189
Computer Associates International, Inc.	676,400	19,067,716
Computer Sciences Corp.*	5,100	258,264
Microsoft Corp.	354,600	9,272,790
Oracle Corp.*	141,100	1,722,831

		40,281,790

Specialty Retail — 0.6%
J. C. Penney Co., Inc.	25,100	1,395,560
Nike, Inc. (Class “B” Shares)	25,800	2,239,182
Nordstrom, Inc.	13,600	508,640
Staples, Inc.	47,600	1,080,996

		5,224,378

Textiles, Apparel & Luxury Goods — 0.8%
Coach, Inc.*	400	13,336
Jones Apparel Group, Inc.	211,400	6,494,208

		6,507,544

Thrifts & Mortgage Finance — 2.8%
Freddie Mac	222,600	14,546,910
Washington Mutual, Inc.	203,600	8,856,600

		23,403,510

Tobacco — 2.4%
Altria Group, Inc.*	263,000	19,651,360

Transportation — 0.8%
CSX Corp.	59,100	3,000,507
FedEx Corp.	15,400	1,592,206
Norfolk Southern Corp.(a)	44,100	1,977,003

		6,569,716

Wireless Telecommunication Services — 0.1%
American Tower Corp. (Class “A” Shares)	30,200	818,420

TOTAL LONG-TERM INVESTMENTS (cost $751,748,564)		815,910,336

SEE NOTES TO FINANCIAL STATEMENTS.

B12

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

		Value (Note 2)
	Shares
SHORT-TERM INVESTMENT — 19.3%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $160,390,022; includes $140,729,696 of cash collateral received for securities on loan)(b)(w) (Note 4)	160,390,022	$160,390,022

TOTAL INVESTMENTS — 117.2% (cost $912,138,586; Note 6)		976,300,358
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.2)%		(143,208,800)

NET ASSETS — 100.0%		$833,091,558

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $135,364,333; cash collateral of $140,729,696 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 was as follows:

Money Market Mutual Fund (including 16.9% of collateral received for securities on loan)	19.3%
Diversified Financial Services	11.0
Insurance	10.8
Oil, Gas & Consumable Fuels	7.8
Electric Utilities	6.8
Software	4.8
Commercial Banks	4.5
Diversified Telecommunication Services	3.3
Aerospace/Defense	3.0
Household Durables	2.9
Real Estate Investment Trust	2.8
Thrifts & Mortgage Finance	2.8
Pharmaceuticals	2.5
IT Services	2.4
Industrial Conglomerates	2.4
Media	2.4
Tobacco	2.4
Food Products	2.2
Metals & Mining	2.0
Commercial Services & Supplies	1.9
Health Care Providers & Services	1.8
Hotels, Restaurants & Leisure	1.7
Paper & Forest Products	1.4
Food & Staples Retailing	1.3
Chemicals	1.2
Consumer Finance	1.1
Multi-Utilities	1.1
Multiline Retail	1.1
Auto Components	1.0
Machinery	1.0
Beverages	0.8
Textiles, Apparel & Luxury Goods	0.8
Transportation	0.8
Exchange Traded Fund	0.6
Leisure Equipment & Products	0.6
Specialty Retail	0.6
Computers & Peripherals	0.5
Healthcare Supplies	0.3
IT Consulting & Services	0.3
Networking Products	0.2
Semiconductors	0.2
Building & Building Products	0.1
Communication Equipment	0.1
Containers & Packaging	0.1
Energy Equipment & Services	0.1
Health Care Equipment & Supplies	0.1
Household Products	0.1
Internet Services	0.1
Wireless Telecommunication Services	0.1

117.2
Liabilities in excess of other assets	(17.2)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B13

SP LSV INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.0%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 4.4%
AWB Ltd.	93,100	$417,568
Bluescope Steel Ltd.	500,700	2,541,461
Commonwealth Bank of Australia	178,500	5,579,898
CSR Ltd.	803,900	2,040,804
David Jones Ltd.	80,372	136,722
Santos Ltd.	360,400	3,233,420
Suncorp-Metway Ltd.	55,200	809,137
Telestra Corp. Ltd.	774,200	2,224,797

		16,983,807

Austria — 0.5%
Boehler-Uddeholm AG*	11,500	1,945,553

Belgium — 0.9%
Dexia	31,700	731,074
Fortis	91,500	2,919,394

		3,650,468

Denmark — 0.9%
Danisco SA*	15,200	1,163,757
Danske Bank SA	72,900	2,568,042

		3,731,799

Finland — 1.5%
Rautaruukki Oyj	149,700	3,642,055
Sampo Oyj (Class “A” Stock)	134,300	2,340,436

		5,982,491

France — 9.1%
BNP Paribas SA	82,800	6,700,108
Bouygues SA	66,700	3,261,285
Ciments Francais SA*	10,300	1,338,913
CNP Assurances	31,500	2,483,692
Compagnie Generale des Establissements Michelin (Class “B” Stock)	44,300	2,490,161
Credit Agricole SA	62,600	1,972,114
Natexis Banques Populaires*	15,500	2,581,896
Peugeot SA	51,800	2,986,563
Renault SA*	27,000	2,202,398
Societe Generale	10,600	1,303,870
Suez SA	143,000	4,452,508
Total SA	5,400	1,356,601
Valeo SA	58,100	2,160,514

		35,290,623

Germany — 6.8%
BASF AG	79,900	6,121,123
Bayer AG	43,100	1,800,702
Deutsche Bank AG*	43,700	4,237,193
Deutsche Telekom AG	131,300	2,188,670
Fresenius AG	10,200	1,384,482
MAN AG*	58,700	3,132,816
Salzgitter AG*	58,200	3,142,650
ThyssenKrup AG	119,900	2,501,140
TUI AG	90,200	1,847,420

		26,356,196

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hong Kong — 2.3%
Chaoda Modern Agriculture Holdings Ltd.*	3,169,000	$1,316,183
CITIC International Financial Holding Ltd.	3,229,000	1,194,884
Citic Pacific Ltd.	690,000	1,906,739
CNOOC Ltd.	1,444,000	981,315
Orient Overseas International Ltd.*	435,392	1,473,011
Solomon Systech International Ltd.	5,326,000	2,205,568

		9,077,700

Ireland — 0.6%
Irish Life & Permanent PLC	111,900	2,286,566

Italy — 3.5%
Banca Popolare Italiana SpA	208,200	1,847,419
Banche Popolari Unite Scrl	66,200	1,451,483
Benetton Group SpA	176,900	2,014,725
ENI SpA	194,900	5,406,262
IFIL – Investments SpA	251,700	1,074,985
Sanpaolo IMI SpA	106,900	1,671,835

		13,466,709

Japan — 24.4%
Alpine Electronics, Inc.	78,300	1,050,629
ALPS Electric Co. Ltd.	99,000	1,383,271
Asahi Breweries Ltd.	172,700	2,105,703
Asahi Kasei Corp.	33,000	223,305
Capcom Co. Ltd.	20,600	240,613
CMK Corp.	45,000	991,841
Cosmo Oil Co. Ltd.	604,000	3,020,540
Denki Kagaku Kogyo Kabushiki Kaisha	448,000	1,978,781
Hitachi Koko Co. Ltd.	153,000	2,527,158
Hitachi Ltd.	423,000	2,849,937
Hokkaido Electric Power Co., Inc.	105,800	2,151,052
Hokuetsu Paper Mills Ltd.	263,000	1,359,977
Honda Motor Co. Ltd.	95,100	5,488,555
Hosiden Corp.	102,900	1,258,830
Japan Securities Finance Co. Ltd.	172,000	1,982,186
JS Group Corp.	61,400	1,226,675
Kaken Pharmaceutical Co. Ltd.	258,000	2,006,380
Kansai Electric Power Co., Inc. (The)	144,100	3,091,454
Kurabo Industries Ltd.	391,000	1,462,653
Kyowa Hakko Kogyo Co. Ltd.	235,000	1,637,974
Kyushu Electric Power Co., Inc.	61,100	1,325,742
Marubeni Corp.	560,600	3,002,255
Mitsubishi Chemical Holdings Corp.	322,000	2,028,626
Nihon Kohden Corp.	84,000	1,371,580
Nippon Oil Corp.	519,000	4,022,099
Nippon Telegraph and Telephone Corp.	1,200	5,445,981
Nipro Corp.	65,000	950,641
Nissan Motor Co. Ltd.	398,500	4,064,995
NSK Ltd.	437,000	2,988,706
NTT DoCoMo, Inc.	600	913,745
Okasan Holdings, Inc.	225,100	1,941,303
Osaka Gas Co. Ltd.	875,000	3,017,104
Rengo Co. Ltd.	285,000	1,721,599
Rohto Pharmaceutical Co. Ltd.*	36,000	358,166

SEE NOTES TO FINANCIAL STATEMENTS.

B14

SP LSV INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Japan (cont’d.)
Santen Pharmaceutical Co. Ltd.	53,200	$1,475,689
Sanyo Electric Credit Co. Ltd.	60,000	1,225,992
Sumitomo Trust & Banking Co. Ltd. (The)	472,000	4,812,715
Takefuji Corp.	39,900	2,709,175
Tanabe Seiyaku Co. Ltd.	286,000	2,774,784
Tohoku Electric Power Co., Inc.	77,500	1,574,370
Toyota Motor Corp.	155,900	8,144,856
UNY Co. Ltd.	71,000	1,119,442

		95,027,079

Netherlands — 4.4%
ABN AMRO Holding NV	97,700	2,555,073
Aegon NV	156,000	2,539,453
ING Groep NV	138,100	4,790,427
Koninklijke (Royal) KPN NV	135,300	1,356,732
Royal Dutch Shell (Class “A” Stock)	154,600	4,718,515
Stork NV	25,600	1,093,805

		17,054,005

Norway — 0.8%
Norsk Hydro ASA*	32,100	3,295,942

Portugal — 0.5%
EDP Energias de Portugal SA*	588,700	1,812,092

Singapore — 0.9%
MobileOne Ltd.*	1,256,000	1,603,283
Neptune Orient Lines Ltd.	862,000	1,743,489

		3,346,772

Spain — 4.1%
Banco Bilbao Vizcaya Argentaria SA	166,900	2,979,687
Banco Santander Central Hispano SA	114,300	1,508,808
Compania Espanola de Petroleos, SA (CEPSA)	18,261	835,578
Endesa SA	141,600	3,724,948
Repsol YPF SA	156,200	4,562,082
Union Fenosa SA	61,800	2,299,566

		15,910,669

Sweden — 1.9%
Electrolux AB, Series B	92,800	2,412,134
Nordea Bank AB	488,400	5,071,811

		7,483,945

Switzerland — 6.8%
Ciba Specialty Chemicals AG	5,600	362,239
Credit Suisse Group*	130,800	6,669,153
Georg Fischer AG*	4,900	1,674,290
Rieter Holdings AG	4,400	1,305,886
Swisscom AG	4,700	1,483,448
Syngenta AG	17,100	2,127,659
UBS AG	69,600	6,626,049
Verwalt & Privat – Bank AG*	7,900	1,322,027
Zurich Financial Services AG*	22,400	4,773,030

		26,343,781

United Kingdom — 23.7%
Alliance & Leicester PLC	120,700	2,064,171
Arriva PLC	187,900	1,883,106

COMMON STOCKS (Continued)	Shares	Value (Note 2)
United Kingdom (cont’d.)
AstraZeneca PLC	51,000	$2,482,305
Aviva PLC	368,900	4,474,554
BAE SYSTEMS PLC	515,700	3,387,101
Barclays PLC	595,900	6,264,214
Boots Group PLC*	186,300	1,939,189
BP PLC	177,300	1,888,215
Bradford & Bingley PLC	354,800	2,505,814
BT Group PLC	1,506,500	5,773,495
Dairy Crest Group PLC	103,400	973,105
DSG International PLC	664,200	1,871,251
FirstGroup PLC	253,000	1,748,753
GKN PLC*	522,300	2,588,001
GlaxoSmithkKine PLC	59,500	1,503,802
Hanson PLC	140,800	1,547,945
HBOS PLC	346,400	5,918,056
Imperial Chemical Industries PLC	520,100	2,970,824
Kelda Group PLC	192,900	2,568,770
Legal & General PLC	716,300	1,503,511
Lloyds TSB Group PLC	689,500	5,794,965
Mitchells & Butlers PLC	301,700	2,169,719
Northern Foods PLC	417,900	1,089,274
Northumbrian Water Group PLC	450,000	1,885,226
Old Mutual PLC*	1,061,300	3,008,261
Pilkington PLC	1,084,700	2,780,660
Royal Dutch Shell PLC (Class “B” Stock)	246,900	7,892,577
Scottish Power PLC	388,600	3,633,744
Shanks Group PLC	501,400	1,337,113
Tate & Lyle PLC	212,300	2,056,413
Taylor Woodrow PLC	396,200	2,593,708
TT Electronics PLC*	327,500	828,287
Viridian Group PLC	91,890	1,414,167

		92,340,296

TOTAL LONG-TERM INVESTMENTS (cost $330,531,457)		381,386,493

MONEY MARKET MUTUAL FUND — 0.7%
Dryden Core Investment Fund — Taxable Money Market Series(w) (cost $2,870,490) (Note 4)	2,870,490	2,870,490

TOTAL INVESTMENTS(o) — 98.7% (cost $333,401,947)		384,256,983
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		5,064,441

NET ASSETS — 100.0%		$389,321,424

*	Non-income producing security.

(o)	As of December 31, 2005, 58 securities representing $124,435,359 and 32.0% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B15

SP LSV INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 as follows:

Financial – Bank & Trust	22.7%
Oil & Gas	11.9
Utilities	7.7
Insurance	6.1
Telecommunications	6.0
Automobile Manufacturers	5.9
Chemicals	4.5
Metals & Mining	4.3
Pharmaceuticals	3.5
Financial Services	3.2
Electronic Components	2.5
Building Materials	2.3
Retail & Merchandising	1.9
Transportation	1.8
Automotive Parts	1.7
Business Services	1.6
Foods	1.4
Machinery & Equipment	1.4
Aerospace	0.9
Clothing & Apparel	0.9
Paper & Forest Products	0.8
Construction	0.7
Mutual Fund	0.7
Consumer Products & Services	0.6
Medical Supplies & Equipment	0.6
Semiconductors	0.6
Beverages	0.5
Diversified Operations	0.5
Entertainment & Leisure	0.5
Farming & Agriculture	0.4
Diversified	0.3
Environmental Services	0.3
Software	0.1

98.7
Other assets in excess of liabilities	1.3

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 99.3%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 1.0%
Monster Worldwide, Inc.*	38,000	$1,551,160

Biotechnology — 1.0%
Applera Corp. – Applied Biosystems Group*	57,000	1,513,920

Broadcasting — 1.9%
Radio One, Inc. (Class “D” Stock)*	19,500	201,825
Univision Communications, Inc. (Class “A” Stock) *	24,602	723,053
XM Satellite Radio Holdings, Inc. (Class “A” Stock)*(a)	75,200	2,051,456

		2,976,334

Chemicals — 0.2%
Airgas, Inc.	4,300	141,470
Rohm & Haas Co.	4,000	193,680

		335,150

Clothing & Apparel — 2.8%
Coach, Inc.*	130,000	4,334,200

Commercial Banks — 0.2%
North Fork Bancorporation, Inc.	12,500	342,000

Commercial Services — 5.4%
Alliance Data Systems Corp.*(a)	17,900	637,240
Corporate Executive Board Co. (The)	18,100	1,623,570
Equifax, Inc.	41,000	1,558,820
Laureate Education, Inc.*	29,000	1,522,790
Pharmaceutical Product Development, Inc.	26,000	1,610,700
Weight Watchers Intl., Inc.*	26,400	1,304,952

		8,258,072

Communication Equipment — 2.3%
F5 Networks, Inc.*	60,200	3,442,838

Computer Hardware — 7.8%
Affiliated Computer Services, Inc.*	6,200	366,916
Apple Computer, Inc.*	101,600	7,304,024
Perot Systems Corp. (Class A Stock)*	10,700	151,298
Sandisk Corp.*	23,500	1,476,270
Seagate Technology*	59,000	1,179,410
Western Digital Corp.*(a)	79,000	1,470,190

		11,948,108

Computer Services & Software — 5.3%
Activision, Inc.*(a)	194,577	2,673,493
BEA Systems, Inc.*	21,900	205,860
BMC Software, Inc.*	71,300	1,460,937
Compuware Corp.*	153,700	1,378,689
Fiserv, Inc.*	10,300	445,681
Red Hat, Inc.*(a)	70,000	1,906,800

		8,071,460

Construction — 0.8%
Toll Brothers, Inc.*	34,000	1,177,760

Distribution/Wholesale — 0.2%
WESCO International, Inc.*	7,500	320,475

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Financial Services — 2.2%
Ameritrade Holding Corp.*	136,700	$3,280,800
SLM Corp.(a)	2,600	143,234

		3,424,034

Diversified Manufacturing Operations — 0.3%
Textron, Inc.	5,300	407,994

Drugs & Healthcare — 2.9%
ARAMARK Corp. (Class “B” Stock)	10,700	297,246
Express Scripts, Inc.*	50,200	4,206,760

		4,504,006

Electronic Components — 1.7%
Amphenol Corp. (Class “A” Stock)*	4,400	194,744
Garmin Ltd.(a)	10,600	703,310
Harman International Industries, Inc.	1,300	127,205
L-3 Communications Holdings, Inc.	3,100	230,485
PerkinElmer, Inc.	8,800	207,328
Trimble Navigation Ltd.	31,400	1,114,386

		2,577,458

Entertainment & Leisure — 0.7%
Winnebago Industries	32,100	1,068,288

Financial Services — 4.6%
Affiliated Managers Group, Inc.*(a)	4,450	357,113
Chicago Mercantile Exchange Holdings, Inc.*(a)	3,450	1,267,840
CIT Group, Inc.	16,300	844,014
Nasdaq Stock Market, Inc.*(a)	84,000	2,955,120
Nuveen Investments, Inc. (Class “A” Stock)	7,900	336,698
Price, (T. Rowe) Group, Inc.	18,300	1,318,149

		7,078,934

Food — 1.1%
Whole Foods Market, Inc.	22,000	1,702,580

Health Care Providers & Services — 1.1%
Triad Hospitals, Inc.*	3,600	141,228
UnitedHealth Group, Inc.*	24,200	1,503,788

		1,645,016

Healthcare Services — 4.8%
Caremark Rx, Inc.*	8,500	440,215
Cerner Corp.*(a)	3,800	345,458
Community Health Systems, Inc.*	37,500	1,437,750
Humana Inc.*	37,500	2,037,375
Omnicare, Inc.	4,500	257,490
WellPoint, Inc.*	35,751	2,852,572

		7,370,860

Hotels, Restaurants & Leisure — 1.3%
International Game Technology	7,100	218,538
La Quinta Corp.*	4,300	47,902
Marriott International, Inc. (Class “A” Stock)	20,500	1,372,885
Royal Caribbean Cruises Ltd.	8,100	364,986

		2,004,311

Insurance — 2.1%
Assurant, Inc.	40,200	1,748,298
SAFECO Corp.	26,000	1,469,000

		3,217,298

SEE NOTES TO FINANCIAL STATEMENTS.

B17

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet Services — 6.1%
Amazon.Com, Inc.*	36,000	$1,697,400
Checkfree Corp.*	35,500	1,629,450
eBay Inc.	79,000	3,416,750
Netease.com, Inc., ADR*(a) (China)	17,000	954,720
TIBCO Software, Inc.*	24,100	180,027
ValueClick, Inc.*	78,000	1,412,580

		9,290,927

Investment Management — 0.9%
Alliance Capital Management Holding LP	23,300	1,316,217

Machinery & Equipment — 3.5%
JLG Industries, Inc.*	82,800	3,780,648
Rockwell Automation, Inc.	26,200	1,549,992

		5,330,640

Medical Supplies & Equipment — 2.8%
Advanced Medical Optics*(a)	7,800	326,040
Bausch & Lomb, Inc.*	18,000	1,222,200
Cytyc Corp.*	16,100	454,503
Fisher Scientific International, Inc.*(a)	7,600	470,136
Kyphon, Inc.*	7,600	310,308
Techne Corp.*	25,900	1,454,285

		4,237,472

Metals & Mining — 1.5%
Precision Castparts Corp.	44,000	2,279,640

Oil, Gas & Consumable Fuels — 8.4%
Amerada Hess Corp.	13,000	1,648,660
BJ Services Co.	92,200	3,380,974
ENSCO International, Inc.	5,700	252,795
Nabors Industries Ltd.*	21,600	1,636,200
Newfield Exploration Co.*	28,000	1,401,960
Valero Energy Corp.	59,850	3,088,260
Williams Cos., Inc.	59,000	1,367,030

		12,775,879

Pharmaceuticals — 3.9%
Barr Pharmaceuticals, Inc.*	28,000	1,744,120
Dade Behring Holdings, Inc.	41,000	1,676,490
Genzyme Corp.*	20,300	1,436,834
IVAX Corp.*	16,750	524,778
MedImmune, Inc.*	8,800	308,176
Valeant Pharmaceuticals International.	11,200	202,496

		5,892,894

Real Estate — 0.8%
Potash Corp. of Saskatchewan, Inc.(a) (Canada)	15,700	1,259,454

Retail & Merchandising — 5.0%
Best Buy Co., Inc.	7,950	345,666
Cheesecake Factory, Inc. (The)*	40,000	1,495,600
Chico’s FAS, Inc.*	45,000	1,976,850
Linens ‘n Things, Inc.*	13,400	356,440
Nordstrom, Inc.	40,800	1,525,920
Office Depot, Inc.*	49,000	1,538,600
Staples Inc.*	19,950	453,064

		7,692,140

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail — 0.2%
Bed Bath & Beyond, Inc.*	7,100	$256,665

School — 0.1%
Career Education Corp.*	3,900	131,508

Semiconductors — 8.2%
Advanced Micro Devices, Inc.*(a)	120,000	3,672,000
KLA-Tencor Corp.	8,100	399,573
Marvell Technology Group Ltd.* (Bermuda)	33,500	1,879,015
MEMC Electronic Materials, Inc.*	67,500	1,496,475
National Semiconductor Corp.	58,300	1,514,634
Nvidia Corp.*	97,100	3,549,976

		12,511,673

Telecommunications — 5.2%
Amdocs Ltd.*	7,000	192,500
America Movil ADR Series L(a) (Mexico)	40,200	1,176,252
American Tower Corp. (Class “A” Shares)	61,500	1,666,650
Harris Corp.	83,200	3,578,432
Juniper Networks, Inc.*(a)	60,550	1,350,265

		7,964,099

Utilities — 1.0%
Consol Energy, Inc.	21,200	1,381,816
DPL, Inc.(a)	7,100	184,671

		1,566,487

TOTAL LONG-TERM INVESTMENTS (cost $122,800,820)		151,777,951

MUTUAL FUND — 15.8%
Dryden Core Investment Fund — Taxable Money Market Series (cost $24,166,965: Includes $22,801,195 of cash collateral for securities on loan) (Note 4)(b)(w)	24,166,965	24,166,965

TOTAL INVESTMENTS — 115.1% (cost $146,967,785)		175,944,916
LIABILITIES IN EXCESS OF OTHER ASSETS — (15.1)%		(23,036,206)

NET ASSETS — 100.0%		$152,908,710

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $21,770,399; cash collateral of $22,801,195 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B18

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Mutual Fund (including 14.9% of collateral received for securities on loan)	15.8%
Oil, Gas & Consumable Fuels	8.4
Semiconductors	8.2
Computer Hardware	7.8
Internet Services	6.1
Commercial Services	5.4
Computer Services & Software	5.3
Telecommunications	5.2
Retail & Merchandising	5.0
Healthcare Services	4.8
Financial Services	4.6
Pharmaceuticals	3.9
Machinery & Equipment	3.5
Drugs & Healthcare	2.9
Clothing & Apparel	2.8
Medical Supplies & Equipment	2.8
Communication Equipment	2.3
Diversified Financial Services	2.2
Insurance	2.1
Broadcasting	1.9
Electronic Components	1.7
Metals & Mining	1.5
Hotels, Restaurants & Leisure	1.3
Food	1.1
Health Care Providers & Services	1.1
Advertising	1.0
Biotechnology	1.0
Utilities	1.0
Investment Management	0.9
Construction	0.8
Real Estate	0.8
Entertainment & Leisure	0.7
Diversified Manufacturing Operations	0.3
Chemicals	0.2
Commercial Banks	0.2
Distribution/Wholesale	0.2
Retail	0.2
School	0.1

115.1
Liabilities in excess of other assets	(15.1)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B19

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 91.5% CORPORATE BONDS — 87.3%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Advertising — 0.1%
Lamar Media Corp., Sr. Sub. Notes	Ba3	6.625%	08/15/15	$ 375	$376,406

Aerospace & Defense — 1.7%
Armor Holdings, Inc., Sr. Sub. Notes	B1	8.25%	08/15/13	1,000	1,075,000
Delta Air Lines, Inc., Pass-Through Certs., Ser. 00-1	Ba1	7.379%	05/18/10	344	341,429
Delta Air Lines, Inc., Pass-Through Certs., Ser. 00-1	Ba1	7.57%	11/18/10	500	492,647
DRS Technologies, Inc.		Zero	11/22/06	1,000	1,002,673
L-3 Communications Corp. Sr. Sub. Notes	Ba3	6.375%	10/15/15	1,250	1,246,875
Northwest Airlines, Inc., Pass-Through Certs., Ser. 99-1A	Ba3	6.81%	02/01/20	451	424,810
United Air Lines, Inc. Pass-Through Certs., Ser. 00-1(i)	NR	7.783%	01/01/14	846	842,722
United AirLines, Inc., Pass-Through Certs., Ser. 00-1(i)	NR	7.73%	07/01/10	550	546,967
United AirLines, Inc., Pass-Through Certs., Ser. 01-1(i)	NR	6.201%	09/01/08	95	93,080
United AirLines, Inc., Pass-Through Certs., Ser. 01-1(i)	NR	6.602%	09/01/13	334	330,031
US Airways Group, Inc., 1993 A Pass-Through Cert. (includes Certificates of Beneficial Interest)(i)	NR	9.625%	09/01/24	95	49,182

					6,445,416

Autos – Cars & Trucks — 2.8%
Arvin Capital I, Gtd. Notes	Ba3	9.50%	02/01/27	750	753,750
ArvinMeritor, Inc., Notes	Ba2	8.75%	03/01/12	2,190	2,096,925
Cooper-Standard Automotive, Inc., Gtd. Notes	B2	7.00%	12/15/12	1,500	1,380,000
Dura Operating Corp., Gtd. Notes, Ser. B	B3	8.625%	04/15/12	1,115	919,875
Tenneco Automotive, Inc., Sec’d. Notes 144A	B3	8.625%	11/15/14	1,500	1,417,500
Tenneco Automotive, Inc., Sr. Sub. Notes	B2	10.25%	07/15/13	1,375	1,502,188
TRW Automotive, Inc., Sr. Notes	Ba3	9.375%	02/15/13	2,065	2,235,362

					10,305,600

Broadcasting & Other Media — 1.0%
Lighthouse International Co. SA, Sr. Notes (Luxembourg)	B3	8.00%	04/30/14	2,320	2,911,433
Unity Media GmbH, Sr. Notes (Germany)	Caa1	10.375%	02/15/15	600	624,000

					3,535,433

Cable — 4.8%
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	8.00%	09/15/12	1,200	1,225,500
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Notes	B3	8.75%	11/15/13	1,870	1,781,175
Charter Communications Operating LLC, Sr. Notes	B2	8.00%	04/30/12	350	348,250
Charter Communications Operating LLC, Sr. Notes	B2	8.375%	04/30/14	1,415	1,407,925
CSC Holdings, Inc., Debs., Ser. B	B1	8.125%	08/15/09	700	707,000
CSC Holdings, Inc., Sr. Notes	B1	8.125%	07/15/09	2,000	2,020,000
CSC Holdings, Inc., Sr. Notes, Ser. B	B1	7.625%	04/01/11	2,375	2,363,125
DirecTV Holdings LLC	Ba2	6.375%	06/15/15	1,535	1,500,462
Echostar DBS Corp., Sr. Notes	Ba3	6.375%	10/01/11	600	577,500
Echostar DBS Corp., Sr. Notes	Ba3	6.625%	10/01/14	1,300	1,246,375
Mediacom Broadband LLC, Gtd. Notes	B2	11.00%	07/15/13	2,350	2,526,250
Rogers Cable, Inc. (Canada)	Ba3	6.25%	06/15/13	700	690,375
Rogers Cable, Inc., Sec’d. Notes 144A (Canada)	Ba3	6.75%	03/15/15	1,315	1,334,725

					17,728,662

Chemicals — 2.9%
Equistar Chemicals LP, Gtd. Notes	B2	10.125%	09/01/08	500	542,500
Equistar Chemicals LP, Notes	B2	8.75%	02/15/09	2,025	2,131,312
ISP Chemco, Inc., Ser. B	B1	10.25%	07/01/11	1,200	1,278,000
ISP Holdings, Inc., Sr. Sec’d. Notes, Ser.B	B2	10.625%	12/15/09	300	315,000
Nalco Co., Sr. Notes	B2	7.75%	11/15/11	1,200	1,233,000
Nalco Co., Sr. Sub. Notes	Caa1	8.875%	11/15/13	850	890,375
PQ Corp., Gtd. Notes 144A	B3	7.50%	02/15/13	1,000	930,000
Rhodia SA, Sr. Notes (Luxembourg)	NR	8.00%	06/01/10	EUR 1,000	1,243,089
Rockwood Specialties Group, Inc.	B3	7.50%	11/15/14	$ 2,075	2,067,219

					10,630,495

SEE NOTES TO FINANCIAL STATEMENTS.

B20

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Commercial Services — 0.7%
Alderwoods Group, Inc., Gtd. Notes	B2	7.75%	09/15/12	$775	$802,125
Cenveo Corp., Gtd. Notes	B1	9.625%	03/15/12	760	820,800
Hertz Corp.	B1	8.875%	12/21/12	1,000	1,013,615

					2,636,540

Containers — 3.0%
Crown Americas Inc., Sr. Notes	B1	7.625%	11/15/13	350	363,125
Crown Americas, Inc.	B1	7.75%	11/15/15	425	439,875
Greif, Inc., Gtd. Notes	B1	8.875%	08/01/12	500	532,500
Jefferson Smurfit Corp. US, Gtd. Notes	B2	7.50%	06/01/13	800	736,000
Jefferson Smurfit Corp. US, Gtd. Notes	B2	8.25%	10/01/12	950	912,000
Kappa Beheer BV, Gtd. Notes (Netherlands)	B2	10.625%	07/15/09	1,275	1,320,160
Norampac, Inc., Sr. Notes (Canada)	Ba2	6.75%	06/01/13	1,200	1,158,000
Owens-Brockway Glass Container, Inc., Gtd. Notes	B1	7.75%	05/15/11	300	313,125
Owens-Brockway Glass Container, Inc., Gtd. Notes	B2	8.25%	05/15/13	500	516,250
Owens-Brockway Glass Container, Inc., Sec’d. Notes	B1	8.75%	11/15/12	825	886,875
Owens-Brockway, Sr. Notes 144A	B2	6.75%	12/01/14	150	145,500
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	8.375%	07/01/12	2,650	2,563,875
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B2	9.75%	02/01/11	1,000	1,010,000
Stone Container Finance, Gtd. Notes (Canada)	B2	7.375%	07/15/14	150	136,500

					11,033,785

Distribution/Wholesale — 1.0%
Aviall, Inc., Sr. Notes	B1	7.625%	07/01/11	875	896,875
Buhrmann US Inc., Sr. Sub. Notes	B2	8.25%	07/01/14	1,500	1,505,625
Spectrum Brands, Inc., Gtd. Notes	B3	7.375%	02/01/15	1,450	1,210,750
Spectrum Brands, Inc., Sr. Sub. Notes	B3	8.50%	10/01/13	100	87,250

					3,700,500

Diversified Operations — 1.0%
Aearo Co., Inc., Sr. Sub. Notes	B3	8.25%	04/15/12	500	507,500
Bombardier, Inc., Notes (Canada)	Ba2	6.30%	05/01/14	700	612,500
Bombardier, Inc., Notes (Canada)	Ba2	6.75%	05/01/12	1,000	925,000
Invensys PLC, Sr. Notes (United Kingdom)	B3	9.875%	03/15/11	700	693,000
Trinity Industries, Inc., Sr. Notes	Ba3	6.50%	03/15/14	975	960,375

					3,698,375

Entertainment — 1.1%
Choctaw Resort Development Enterprise, Sr. Notes	B1	7.25%	11/15/19	2,075	2,108,719
Royal Caribbean Cruises Ltd., Deb. (Liberia)	Ba1	7.25%	03/15/18	1,075	1,155,625
Royal Caribbean Cruises Ltd., Deb. (Liberia)	Ba1	7.50%	10/15/27	725	776,656

					4,041,000

Financials — 10.1%
AES Ironwood LLC, Sec’d. Notes, Series A	B2	8.857%	11/30/25	1,449	1,601,069
AES Red Oak LLC, Sec’d. Notes	B2	8.54%	11/30/19	1,007	1,107,701
BCP Crystal US Holdings Corp., Sr. Sub. Notes	B3	9.625%	06/15/14	2,364	2,629,950
Bluewater Finance Ltd., Gtd. Notes (Cayman Island)	B1	10.25%	02/15/12	1,650	1,773,750
Chukchansi Economic Development Authority, Sr. Notes	B2	8.00%	11/15/13	1,000	1,026,250
Eircom Funding, Gtd. Notes (Ireland)	B1	8.25%	08/15/13	1,200	1,284,000
Ford Motor Credit Co., Bonds	Baa3	7.375%	02/01/11	5,140	4,505,302
Ford Motor Credit Co., Notes	Baa3	5.70%	01/15/10	425	361,277
Ford Motor Credit Co., Notes	Baa3	7.00%	10/01/13	975	833,096
Ford Motor Credit Co., Notes	Baa3	7.375%	10/28/09	185	164,074
Ford Motor Credit Co., Sr. Notes	Baa3	5.80%	01/12/09	2,000	1,744,678
Ford Motor Credit Co., Sr. Notes	Baa3	7.25%	10/25/11	175	151,175
General Motors Acceptance Corp., Bonds	Ba1	6.00%	04/01/11	990	890,942
General Motors Acceptance Corp., Bonds	Ba1	8.00%	11/01/31	2,175	2,083,391
General Motors Acceptance Corp., Notes	Ba1	6.875%	09/15/11-08/28/12	3,125	2,836,299
General Motors Acceptance Corp., Notes	Ba1	7.00%	02/01/12	1,600	1,451,082

SEE NOTES TO FINANCIAL STATEMENTS.

B21

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Financials (cont’d.)
General Motors Acceptance Corp., Notes	Ba1	7.25%	03/02/11	$1,350	$1,240,836
Ineos Group Holdings Ltd. (European Currency Unit)		Zero	10/07/06	1,000	1,175,198
JET Equipment Trust 144A(i)(g)	NR	7.63%	06/15/12	245	221,485
JET Equipment Trust 144A(i)(g)	NR	10.00%	08/15/12	70	62,221
JSG Funding PLC, Sr. Notes (Ireland)	B3	9.625%	10/01/12	4,375	4,375,000
KRATON Polymers LLC, Sr. Sub. Notes 144A	Caa1	8.125%	01/15/14	1,875	1,800,000
Morgan Stanley Bank AG For OAO Gazprom, Notes (Germany)	BB-(d)	9.625%	03/01/13	700	843,220
Sigmakalon Term A Eur (Bank Notes LOC) (European Currency Unit)		Zero	06/30/12	1,000	1,160,639
Universal City Development Partners, Sr. Notes	B2	11.75%	04/01/10	825	925,031
Universal City Florida Holding Co. I/II, Sr. Notes	B3	8.375%	05/01/10	1,000	977,500

					37,225,166

Food & Beverage — 1.4%
Delhaize America, Inc., Gtd. Notes	Ba1	9.00%	04/15/31	2,730	3,209,437
Ingles Markets, Inc., Gtd. Notes	B3	8.875%	12/01/11	975	1,009,125
Roundy’s Inc., Sr. Sub. Notes	NR	Zero	11/01/11	1,000	995,250

					5,213,812

Forest & Paper — 2.9%
Abitibi-Consolidated, Inc., Debs. (Canada)	Ba3	8.85%	08/01/30	860	735,300
Abitibi-Consolidated, Inc., Notes (Canada)	Ba3	8.55%	08/01/10	1,750	1,771,875
Abitibi-Consolidated, Inc., Sr. Notes (Canada)	Ba3	8.375%	04/01/15	1,625	1,555,937
Bowater Canada Finance, Gtd. Notes (Canada)	Ba3	7.95%	11/15/11	725	703,250
Bowater, Inc., Notes	Ba3	6.50%	06/15/13	500	447,500
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%	02/15/13	1,500	1,365,000
Georgia-Pacific Corp., Debs.	Ba3	7.375%	12/01/25	3,500	3,150,000
Georgia-Pacific Corp., Sr. Notes	Ba2	8.00%	01/15/14	75	82,125
Georgia-Pacific Corp./Timber Group Bonds	Ba3	7.25%	06/01/28	775	686,844

					10,497,831

Gaming — 3.9%
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	1,000	1,047,500
Mandalay Resort Group	Ba2	6.50%	07/31/09	760	768,550
Mandalay Resort Group, Sr. Sub. Debs.	Ba3	7.625%	07/15/13	980	1,016,750
Mandalay Resort Group, Sr. Sub. Notes	Ba3	9.375%	02/15/10	197	215,715
MGM Mirage, Gtd. Notes	Ba3	8.375%	02/01/11	1,050	1,123,500
MGM Mirage, Inc.,	Ba2	7.25%	08/01/17	500	508,750
MGM Mirage, Inc., Sr. Notes	Ba2	6.75%	09/01/12	100	101,375
MGM Mirage, Sr. Unsec’d. Notes	Ba2	6.625%	07/15/15	3,225	3,216,937
Seneca Gaming Corp., Sr. Notes	B1	7.25%	05/01/12	1,110	1,116,938
Station Casinos, Inc., Sr. Sub. Notes	Ba3	6.50%	02/01/14	1,200	1,212,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 1st Mortgage 144A	B2	6.625%	12/01/14	4,200	4,084,500

					14,412,515

Hospitals/Hospital Management — 7.4%
Community Health Systems, Inc., Sr. Sub. Notes 144A	B3	6.50%	12/15/12	1,300	1,265,875
Davita, Inc., Sr. Sub. Notes	B3	7.25%	03/15/15	2,175	2,202,188
Extendicare Health Services, Inc., Gtd. Notes	B1	9.50%	07/01/10	1,000	1,061,250
Fresenius Medical Care Capital Trust II, Gtd. Notes	NR	7.875%	02/01/08	1,250	1,290,625
Fresenius Medical Care Capital Trust, Gtd. Notes	B1	7.875%	06/15/11	1,925	2,050,125
HCA, Inc., Notes	Ba2	6.375%	01/15/15	1,500	1,516,251
HCA, Inc., Notes	Ba2	6.75%	07/15/13	2,700	2,783,932
HCA, Inc., Notes	Ba2	7.69%	06/15/25	681	707,158
HCA, Inc., Sr. Notes	BBB-(d)	6.95%	05/01/12	500	518,622
Healthsouth Corp., Sr. Notes	NR	8.375%	10/01/11	1,775	1,806,063
Healthsouth, Corp., Notes	NR	7.625%	06/01/12	1,875	1,903,125
Healthsouth, Corp., Sr. Notes	NR	7.00%	06/15/08	2,000	2,005,000
Rotech Healthcare, Inc., Gtd. Notes	B2	9.50%	04/01/12	2,775	2,913,750
Tenet Healthcare Corp., Sr. Unsec’d. Notes	B3	7.375%	02/01/13	1,600	1,476,000

SEE NOTES TO FINANCIAL STATEMENTS.

B22

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Hospitals/Hospital Management (cont’d.)
Triad Hospitals, Inc., Sr. Sub. Notes	B3	7.00%	11/15/13	$2,625	$2,631,562
VWR International, Inc., Sr. Notes	B3	6.875%	04/15/12	1,300	1,290,250

					27,421,776

Lodging — 0.9%
Host Marriott LP, Gtd. Notes	Ba3	6.375%	03/15/15	2,500	2,493,750
ITT Corp., Debs.	Ba1	7.375%	11/15/15	875	949,375

					3,443,125

Machinery & Equipment — 0.7%
Chart Industries, Inc.,	B3	9.125%	10/15/15	1,000	1,020,000
VWR International, Inc., Sr. Sub. Notes	Caa1	8.00%	04/15/14	1,500	1,492,500

					2,512,500

Manufacturing — 0.9%
Dresser, Inc., Gtd. Notes	B2	9.375%	04/15/11	2,190	2,304,975
Legrand Holding SA, Sr. Unsec’d. Notes (France)	B1	10.50%	02/15/13	850	960,500

					3,265,475

Metals & Mining — 0.7%
Novelis, Inc., Sr. Notes (Canada)	B1	7.25%	02/15/15	1,150	1,072,375
Peabody Energy Corp., Gtd. Notes	Ba3	6.875%	03/15/13	1,500	1,560,000

					2,632,375

Office Equipment — 0.7%
Xerox Capital Trust I, Gtd. Notes	Ba3	8.00%	02/01/27	1,300	1,339,000
Xerox Corp., Sr. Notes	Ba2	7.625%	06/15/13	1,170	1,234,350

					2,573,350

Oil & Gas Exploration/Production — 9.6%
Chesapeake Energy Corp., Sr. Notes	Ba3	6.375%	06/15/15	1,125	1,125,000
Chesapeake Energy Corp., Sr. Notes	Ba2	6.875%	01/15/16	950	973,750
Chesapeake Energy Corp., Sr. Notes	Ba3	7.50%	06/15/14	1,150	1,219,000
Dresser-Rand Group, Inc., Sr. Sub Notes	B3	7.375%	11/01/14	396	407,880
El Paso CGP Co.	Caa1	7.75%	01/15/32	400	396,500
El Paso CGP Co., Notes	Caa1	6.375%	02/01/09	1,700	1,666,000
El Paso CGP Co., Notes	Caa1	7.75%	06/15/10	650	663,000
El Paso Corp., Notes	Caa1	7.625%	09/01/08	2,400	2,436,000
El Paso Corp., Notes	Caa1	7.875%	06/15/12	150	154,500
El Paso Corp., Sr. Notes	Caa1	7.375%	12/15/12	1,750	1,758,750
El Paso Corp., Sr. Notes	Caa1	7.80%	08/01/31	675	673,312
El Paso Corp., Sr. Notes	Caa1	8.05%	10/15/30	1,035	1,055,700
El Paso Production Holding Co., Gtd. Notes	B3	7.75%	06/01/13	2,835	2,941,312
Encore Acquisition Co., Sr. Sub. Notes	B2	6.25%	04/15/14	525	498,750
Exco Resources, Inc., Gtd. Notes	B2	7.25%	01/15/11	1,300	1,319,500
Gaz Capital For Gazprom, Notes 144A (Luxembourg)	Baa2	8.625%	04/28/34	100	126,500
Gazprom International SA, Gtd. Notes (Luxembourg)	BBB-(d)	7.201%	02/01/20	500	532,750
Hanover Compressor Co., Sr. Notes	B3	9.00%	06/01/14	1,200	1,308,000
Hanover Equipment Trust, Sec’d. Notes, Ser. A	B2	8.50%	09/01/08	820	849,725
Newpark Resources, Gtd. Notes	B2	8.625%	12/15/07	1,075	1,075,000
Roseton/Danskammer, Gtd. Notes	Caa2	7.27%	11/08/10	3,200	3,224,000
Roseton/Danskammer, Gtd. Notes	Caa2	7.67%	11/08/16	700	701,750
Semgroup LP, Notes	B1	8.75%	11/15/15	450	460,125
SESI LLC, Gtd. Notes	B1	8.875%	05/15/11	1,250	1,309,375
Sonat, Inc., Notes	Caa1	7.625%	07/15/11	300	305,250
Transmontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	625	614,063
Vintage Petroleum, Inc., Sr. Notes	Ba3	8.25%	05/01/12	250	268,125
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	7.875%	05/15/11	1,135	1,186,075
Williams Cos., Inc., Notes	B1	7.875%	09/01/21	4,600	4,979,500
Williams Cos., Inc., Notes	B1	8.75%	03/15/32	600	696,000

SEE NOTES TO FINANCIAL STATEMENTS.

B23

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
Oil & Gas Exploration/Production (cont’d.)
Williams Cos., Inc., Sr. Notes	B1	7.125%	09/01/11	$425		$441,469
Williams Cos., Inc., Sr. Notes	B1	7.625%	07/15/19	125		134,063

						35,500,724

Pharmaceuticals
AmerisourceBergen Corp., Gtd. Notes	Ba2	7.25%	11/15/12	—	(r)	1,000

Printing & Publishing — 1.0%
American Media Operations, Inc., Gtd. Notes	Caa1	10.25%	05/01/09	581		531,615
Dex Media West LLC/Dex Media Finance Co., Sr. Notes	B1	8.50%	08/15/10	975		1,021,313
Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes	B2	9.875%	08/15/13	1,922		2,133,420

						3,686,348

Real Estate Investment Trust — 0.7%
Forest City Enterprises, Inc., Sr. Notes	Ba3	7.625%	06/01/15	1,000		1,060,000
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba3	8.75%	05/01/09	1,450		1,566,000

						2,626,000

Retail — 3.5%
Amerigas Partners LP (g)	B2	7.25%	05/20/15	1,350		1,377,000
Amerigas Partners LP, Sr. Notes(f)(g)	B1	8.83%	04/19/10	125		129,531
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Notes	Ba3	6.75%	05/01/14	1,825		1,724,625
Ferrellgas Partners LP/Ferrellgas Partners Finance, Sr. Notes	B2	8.75%	06/15/12	1,400		1,386,000
JC Penney Corp., Inc., Debs.	Ba1	7.125%	11/15/23	1,100		1,224,593
JC Penney Corp., Inc., Debs.	Ba1	7.40%	04/01/37	850		949,632
JC Penney Corp., Inc., Debs.	Ba1	7.65%	08/15/16	330		375,148
JC Penney Corp., Inc., Debs.	Ba1	8.125%	04/01/27	600		628,500
Quiksilver, Inc., Sr. Notes	B1	6.875%	04/15/15	1,875		1,804,687
Russell Corp., Gtd. Notes	B1	9.25%	05/01/10	1,500		1,520,625
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr. Notes	B1	6.875%	12/15/13	1,825		1,706,375

						12,826,716

Semi-Conductors
Amkor Technology, Inc., Sr. Notes	B1	7.75%	05/15/13	—	(r)	743

Technology — 0.7%
Sungard Data Systems, Inc., Sr. Unsec’d. Notes	B3	9.125%	08/15/13	2,050		2,121,750
UGS Corp., Gtd. Notes	B3	10.00%	06/01/12	275		299,750

						2,421,500

Telecommunications — 11.6%
American Cellular Corp., Sr. Notes	Caa1	10.00%	08/01/11	1,225		1,329,125
Cincinnati Bell, Inc., Gtd. Notes	B1	7.25%	07/15/13	2,415		2,511,600
Cincinnati Bell, Inc., Sr. Sub. Notes	B3	8.375%	01/15/14	1,700		1,672,375
Citizens Communications Co., Sr. Notes	Ba3	6.25%	01/15/13	1,270		1,228,725
Hawaiian Telcom Communications, Inc., Sr. Notes	B3	9.75%	05/01/13	900		879,750
Insight Midwest Lp Insight Capital, Inc.,	B2	9.75%	10/01/09	1,800		1,854,000
Intelsat Bermuda Ltd., Sr. Notes (Bermuda)	B2	8.25%	01/15/13	125		126,250
Intelsat Bermuda Ltd., Sr. Notes (Bermuda)	B2	8.625%	01/15/15	1,800		1,818,000
Intelsat Bermuda Ltd., Sr. Notes (Bermuda)	B2	8.695%	01/15/12	800		813,000
MCI, Inc., Sr. Notes	B2	8.735%	05/01/14	6,081		6,727,106
Mobile Telesystems Finance SA, Gtd. Notes (Luxembourg)	Ba3	8.00%	01/28/12	350		357,000
Mobile Telesystems Finance SA, Gtd. Notes	Ba3	8.375%	10/14/10	500		521,850
Northwestern Bell Telephone, Debs.	Ba3	7.75%	05/01/30	750		745,313
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.25%	02/15/11	975		987,188
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.90%	08/15/10	1,250		1,293,750
Qwest Communications International, Inc., Gtd. Notes	B3	7.25%	02/15/11	2,000		2,040,000
Qwest Communications International, Inc., Gtd. Notes	B3	7.50%	02/15/14	2,730		2,805,075
Qwest Communications International, Inc., Sr. Notes	B2	7.50%	02/15/14	3,525		3,621,937
Qwest Corp.	Bb	7.50%	06/15/23	500		496,875
Qwest Corp., Debs.	Ba3	8.875%	03/15/12	2,350		2,649,625

SEE NOTES TO FINANCIAL STATEMENTS.

B24

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Qwest Corp., Notes	Ba3	6.875%	09/15/33	$1,000	$940,000
Rogers Wireless, Inc., Sec’d. Notes (Canada)	Ba3	6.375%	03/01/14	650	651,625
Rogers Wireless, Inc., Sec’d. Notes 144A (Canada)	Ba3	7.25%	12/15/12	100	105,125
Rogers Wireless, Inc., Sec’d. Notes 144A (Canada)	Ba3	7.50%	03/15/15	805	869,400
Rogers Wireless, Inc., Sec’d. Notes 144A (Canada)	B2	8.00%	12/15/12	780	825,825
Rural Cellular Corp., Sec’d. Notes	B2	8.25%	03/15/12	2,225	2,347,375
Suncom Wireless, Inc., Gtd. Notes	Caa1	8.50%	06/01/13	570	530,100
Time Warner Telecom Holdings, Inc., Gtd. Notes	B2	9.25%	02/15/14	550	580,250
Time Warner Telecom Holdings, Inc., Secd. Notes	B1	8.34%	02/15/11	200	204,500
Time Warner Telecom, Inc., Sr. Notes	B3	10.125%	02/01/11	600	628,500
Wind Acquistion Finance SA (Luxembourg)	B3	10.75%	12/01/15	600	619,500

					42,780,744

Tobacco — 0.7%
Alliance One International, Inc., Notes	B2	11.00%	05/15/12	650	572,000
RJ Reynolds Tobacco Holdings, Inc., Gtd. Notes	Ba2	7.25%	06/01/12	2,040	2,080,800

					2,652,800

Transportation — 0.8%
Hertz Corp.	B1	8.875%	01/01/14	1,000	1,018,750
Horizon Lines LLC, Notes	B3	9.00%	11/01/12	1,671	1,758,728

					2,777,478

Utilities — 7.3%
AES Corp, Sec’d. Notes 144A	Ba3	8.75%	05/15/13	2,445	2,661,994
CMS Energy Corp., Sr. Notes	B1	2.875%	12/01/24	1,500	1,745,625
CMS Energy Corp., Sr. Notes	B1	6.30%	02/01/12	700	692,125
CMS Energy Corp., Sr. Notes	NR	8.50%	04/15/11	500	544,375
Headwaters, Inc. 144A(f)(g)	NR	5.33%	04/30/11	11	10,844
Homer City Funding LLC, Gtd. Notes	Ba2	8.734%	10/01/26	1,484	1,728,802
IPALCO Enterprises, Inc., Sec’d. Notes	Ba1	8.625%	11/14/11	350	381,500
Midwest Generation LLC, Pass-Through Certs.	B1	8.56%	01/02/16	2,200	2,392,281
Midwest Generation LLC, Secd. Notes	B1	8.75%	05/01/34	2,500	2,753,125
MSW Energy Holdings II LLC/MSW Energy Finance Co. II, Inc., Gtd. Notes	Ba3	7.375%	09/01/10	500	513,750
NRG Energy, Inc., Gtd. Notes	B1	8.00%	12/15/13	1,124	1,253,682
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	4,475	4,788,250
Reliant Energy	B1	9.50%	04/30/10	2	1,868
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-Through Certs.	B1	9.237%	07/02/17	394	421,844
Reliant Energy, Inc., Sec’d. Notes	B1	6.75%	12/15/14	2,275	1,984,937
Reliant Energy, Inc., Sec’d. Notes	B1	9.50%	07/15/13	1,575	1,578,937
Sierra Pacific Power Co., Notes	Ba2	7.10%	11/02/23	500	502,500
South Point Energy Center LLC/Broad River Energy LlLC/Rockgen Energy LLC, Gtd. Notes	B3	8.40%	05/30/12	1,937	1,782,189
Tenaska Alabama Partners LP, Sec’d. Notes	B1	7.00%	06/30/21	1,321	1,328,520

					27,067,148

Waste Management — 1.7%
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	8.875%	04/01/08	585	617,175
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	9.25%	09/01/12	217	234,903
Allied Waste North America, Inc., Sr. Notes	B2	7.875%	04/15/13	1,725	1,781,062
Allied Waste North America, Inc., Sr. Notes, Ser. B	B2	8.50%	12/01/08	685	719,250
Allied Waste North America, Sr. Notes	B2	7.25%	03/15/15	2,850	2,878,500

					6,230,890

TOTAL CORPORATE BONDS (cost $321,270,705)					321,893,722

FOREIGN GOVERNMENT BONDS — 4.1%
Republic of Brazil (Brazil)	B1	10.50%	07/14/14	2,775	3,400,762
Republic of Brazil (Brazil)	B1	11.00%	08/17/40	500	644,500

SEE NOTES TO FINANCIAL STATEMENTS.

B25

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

FOREIGN GOVERNMENT BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Republic of Brazil, Notes	NR	8.00%	01/15/18	$ 8,704	$9,391,616
Republic of Brazil, Notes (Brazil)	B1	11.00%	01/11/12	25	30,500
Republic of Guatemala (Guatemala)	Ba2	9.25%	08/01/13	500	581,250
Republic of Panama (Panama)	Ba1	8.875%	09/30/27	1,100	1,309,000

TOTAL FOREIGN GOVERNMENT BONDS (cost $13,821,430)					15,357,628

PREFERRED STOCKS — 0.1%				Shares
Oil & Gas Exploration/Production
Chesapeake Energy Corp. (cost $399,676)				4,000	386,040

TOTAL LONG-TERM INVESTMENTS (cost $335,491,811)					337,645,896

SHORT-TERM INVESTMENTS — 7.1%				Principal Amount (000)
COMMERCIAL PAPER — 4.9%
Barclays US Funding		4.305%	02/28/06	$ 6,300	6,257,468
CBA Finance		4.26%	02/21/06	3,600	3,578,734
DNB Nor Bank ASA		4.23%	02/16/06	600	596,915
HBOS Treasury Services		4.36%	03/07/06	500	496,196
Societe Generale N.A.		4.34%	03/06/06	800	794,013
Societe Generale N.A.		4.43%	04/20/06	4,400	4,341,882
Westpac Banking Corp.		4.315%	03/01/06	900	893,824
Westpac Banking Corp.		4.33%	02/21/06	1,000	994,093

TOTAL COMMERCIAL PAPER (cost $17,949,710)					17,953,125

BANK NOTES — 1.8%
Brenntag		Zero	02/28/12	600	600,800
General Growth Properties		Zero	11/12/08-11/12/08	1,071	1,077,025
Goodyear Tire + Rubber Co.		Zero	04/01/10	1,500	1,509,644
Headwaters, Inc.		Zero	04/30/11	702	705,902
Invensys Second Lien		Zero	12/30/09	500	512,500
Reliant Energy		Zero	04/30/10	685	682,458
UPC Financing		Zero	09/15/12	1,500	1,512,321

TOTAL BANK NOTES (cost $6,583,410)					6,600,650

MONEY MARKET MUTUAL FUND — 0.3%				Shares
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,039,453) (Note 4)(w)				1,039,453	1,039,453

U.S. TREASURY OBLIGATIONS(h) — 0.1%				Principal Amount (000)
U.S. Treasury Bills		3.83%	03/16/06	$ 210	208,357
U.S. Treasury Bills		3.855%	03/16/06	15	14,883
U.S. Treasury Bills		3.871%	03/16/06	10	9,922
U.S. Treasury Bills		3.895%	03/02/06	100	99,377

TOTAL U.S. TREASURY OBLIGATIONS (cost $332,500)					332,539

TOTAL SHORT-TERM INVESTMENTS (cost $25,905,073)					25,925,767

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 98.6% (cost $361,396,884; Note 6)					363,571,663

SEE NOTES TO FINANCIAL STATEMENTS.

B26

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

SHORT-TERM INVESTMENTS (Continued)	Contracts	Value (Note 2)

OUTSTANDING OPTIONS WRITTEN
Put Options
United States Treasury 10 Yr. Notes, expiring 02/24/06 @$105.0	38	$(2,000)
United States Treasury 10 Yr. Notes, expiring 02/24/06 @$106.0	210	(16,406)

		(18,406)

Call Options
United States Treasury 10 Yr. Notes, expiring 02/24/06 @$110.0	110	(60,156)
United States Treasury 10 Yr. Notes, expiring 02/24/06 @$111.0	138	(34,500)
United States Treasury 10 Yr. Notes, expiring 02/24/06 @$112.0	130	(14,219)

		(108,875)

TOTAL OUTSTANDING OPTIONS WRITTEN (Premium received $192,765)		(127,281)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 98.6% (cost $361,204,119; Note 6)		363,444,382
OTHER ASSETS IN EXCESS OF LIABILITIES(j) — 1.4%		5,163,413

NET ASSETS — 100.0%		$368,607,795

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
NR	Not Rated by Moodys or Standard & Poor’s
EUR	Euro

(d)	Standard & Poor’s rating.

(f)	Loan Participation Agreement.

(g)	Indicates a security that has been deemed illiquid.

(h)	Security segregated as collateral for futures contracts.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(j)	Other assets in excess of liabilities include net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, financial futures and interest rate/credit default swap agreements.

(r)	Less than 1,000 par.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Sale Contracts

Settlement Month	Type	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Depreciation

Jan 06	Sell	EUR 5,404,000	$6,385,808	$6,403,409	$(17,601)

Open futures contracts at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized (Depreciation)
Long Positions:
9	Euro Dollar	Dec 06	$2,143,013	$2,142,113	$(900)
66	Euro Dollar	Sep 06	15,703,050	15,701,400	(1,650)

					$(2,550)

Interest rate/credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Barclays Bank, PLC(1)	06/21/11	$21,600,000	5.00%	3 month LIBOR	$92,485

SEE NOTES TO FINANCIAL STATEMENTS.

B27

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Merrill Lynch International(2)	06/20/06	1,900,000	3.50%	General Motors Acceptance Corp., 6.875%, due 08/28/12	$(17,214)
JPMorgan Chase Bank, N.A,(2)	06/20/07	2,000,000	3.40%	Ford Motor Credit Co., 7.00%, due 10/01/13	(49,802)
UBS AG(2)	09/20/06	1,000,000	5.05%	General Motors Acceptance Corp., 6.875%, due 08/28/12	(3,005)
JPMorgan Chase Bank, N.A,(2)	09/20/07	1,000,000	2.20%	Ford Motor Credit Co., 7.00%, due 10/01/13	(49,013)
Morgan Stanley Capital Services, Inc.(2)	09/20/07	500,000	2.45%	Bombardier, Inc., 6.75%, due 5/01/12	(3,241)
Lehman Brothers(2)	06/20/06	900,000	1.75%	ABITIBI SP, 8.55%, due 08/01/10	688
First Boston(2)	04/20/06	2,000,000	0.72%	SC GAZ Prom, 9.125%, due 4/25/07; 10.50%, due 10/21/09; 7.80%, due 9/27/10; 9.625%, due 3/1/13; 5.875%, due 6/1/15; and 8.625%, due 4/28/34	1,628
Goldman Sachs(2)	03/20/06	500,000	6.00%	General Motors Acceptance Corp., 6.875%, due 08/28/12	1,072

					$(118,887)

(1)	Porfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio receives the fixed rate and pays the counterparty the notional amount in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

B28

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 as follows:

Telecommunications	11.6%
Financials	10.1
Oil & Gas Exploration/Production	9.6
Hospitals/Hospital Management	7.4
Utilities	7.3
Cable	4.8
Foreign Government Bonds	4.1
Gaming	3.9
Retail	3.5
Containers	3.0
Chemicals	2.9
Forest & Paper	2.9
Autos – Cars & Trucks	2.8
Aerospace & Defense	1.7
Waste Management	1.7
Food & Beverage	1.4
Entertainment	1.1
Broadcasting & Other Media	1.0
Distribution/Wholesale	1.0
Diversified Operations	1.0
Printing & Publishing	1.0
Lodging	0.9
Manufacturing	0.9
Transportation	0.8
Commercial Services	0.7
Machinery & Equipment	0.7
Metals & Mining	0.7
Office Equipment	0.7
Real Estate Investment Trust	0.7
Technology	0.7
Tobacco	0.7
Advertising	0.1
Preferred Stocks	0.1
Short-Term Investments	7.1

98.6
Other assets in excess of liabilities	1.4

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B29

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 97.3%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.9%
Argent Securities Inc., Series 2005-W3, Class A2A	NR	4.479%	11/25/35	$6,757	$6,757,731
Banc of America Mortgage Securities, Series 2004-2, Class 5A1	Aaa	6.50%	10/25/31	341	348,581
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-05, Class 6 A(j)	Aaa	5.943%	06/25/32	322	320,699
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1(j)	Aaa	5.627%	02/25/33	573	572,978
Bear Stearns Alt-A Trust, Series 2005-4, Class 23A2	Aaa	5.426%	05/25/35	5,209	5,198,969
Brazos Student Finance Corp., Series 1998-A, Class A2	Aaa	4.93%	06/01/23	122	123,174
Commercial Mortgage Pass Through Certificates, Series 2005-F10A, Class MOA1	Aaa	4.30%	03/15/20	12,400	12,398,404
Conseco Finance Securitizations Corp., Series 2001-4, Class A3	Ba1	6.09%	09/01/33	3,909	3,919,889
Federal National Mortgage Assoc., Series 2001-29, Class Z	Aaa	6.50%	07/25/31	392	401,505
First Nationwide Trust, Series 2001-4, Class 3A10	NR	8.50%	09/25/31	4	4,243
Fremont Home Loan Trust, Series 2005-E, Class 2A1	NR	4.46%	01/25/36	15,300	15,323,977
Government Lease Trust, Series 1999-C1A, Class B2 144A	Aaa	4.00%	05/18/11	1,500	1,447,386
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	5.02%	02/16/30	30	30,791
Government National Mortgage Assoc., Series 2005-AR6, Class 2A1	Aaa	4.541%	10/25/35	7,362	7,241,424
Homeside Mortgage Securities Trust, Series 2001-1, Class A (Australia)	Aaa	4.364%	01/20/27	59	57,767
Indymac ARM Trust, Series 2001-H2, Class A1	Aaa	5.07%	01/25/32	17	16,939
Master Asset Securitization Trust, Series 2003-7, Class 1A2	NR	5.50%	09/25/33	2,900	2,858,527
Mellon Residential Funding Corp., Series 1999-TBC2, Class A3	NR	4.286%	07/25/29	44	44,557
Quest Trust, Series 2004-X2, Class A1	Aaa	4.751%	06/25/34	1,293	1,295,297
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	Aaa	6.50%	03/25/32	791	802,182
Washington Mutual, Inc. Series 2003-AR1, Class 2A	Aaa	5.38%	02/25/33	235	233,465
Washington Mutual, Inc., Series 2002-AR2, Class A	Aaa	4.12%	02/27/34	1,402	1,395,988
Washington Mutual, Inc., Series 2003-R1, Class A1	Aaa	4.461%	12/25/27	15,059	15,047,599

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $76,003,579)					75,842,072

CORPORATE BONDS — 12.5%
Airlines
United Air Lines, Inc., Pass Thru Certificates Series A-4(i) (cost $95,027; purchased 12/28/01)(g)(i)	NR	9.21%	01/21/17	136	96,019

Automobile Manufacturers — 1.8%
DaimlerChrysler NA Holding Corp., Gtd. Notes(j)	A3	4.70%	03/07/07	11,300	11,288,452
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	6.40%	05/15/06	6,100	6,130,250
DaimlerChrysler NA Holding Corp., M.T.N.(j)	A3	5.30%	08/08/06	1,700	1,707,330
Ford Motor Co., Notes	Ba3	7.45%	07/16/31	8,400	5,712,000
General Motors Corp., Debs.	B1	8.375%	07/15/33	4,850	3,201,000

					28,039,032

Diversified — 1.0%
General Electric Co., Unsec`d. Notes	Aaa	4.50%	12/09/08	15,232	15,222,846

Diversified Financial Services — 0.5%
Oasis CBO, Ltd., Sr. Notes	Aa1	4.955%	05/30/11	2,939	2,920,070
Preferred Term Securities Ltd., Sr. Notes	NR	4.886%	12/23/31	4,000	4,025,000

					6,945,070

Electronic Components — 0.4%
PPL Capital Funding Trust I, Gtd. Notes	Ba1	7.29%	05/18/06	4,400	4,426,708
TXU Energy Co. LLC, Sr. Notes(j)	Baa2	5.40%	01/17/06	1,100	1,099,955

					5,526,663

Entertainment & Leisure — 0.5%
Harrah’s Operating Co., Inc., 144A (cost $7,940,671; purchased 5/19/05)(g)	Baa3	5.625%	06/01/15	8,000	7,859,376

Environmental Services — 0.2%
Waste Management, Inc., Notes	Baa3	7.00%	10/15/06	2,775	2,813,140

Financial – Bank & Trust — 3.2%
Goldman Sachs Group, Inc., Notes	Aa3	4.59%	12/22/08	15,300	15,295,410

SEE NOTES TO FINANCIAL STATEMENTS.

B30

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

CORPORATE BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)
HSBC Bank USA NA, Sr. Notes (j)	Aa2	4.57%	09/21/07		$4,300	$4,307,288
Resona Bank Ltd., Notes	Baa1	5.85%	09/29/49		5,900	5,875,067
Royal Bank of Scotland Group PLC, Sr. Notes (United Kingdom) (j)	Aa2	4.497%	12/21/07		23,000	22,995,078

						48,472,843

Financial Services — 3.2%
European Investment Bank, Notes (Japan)	Aaa	3.00%	09/20/06	JPY	106,000	917,092
Ford Motor Credit Co., Notes	Ba2	5.70%	01/15/10		1,300	1,105,082
Ford Motor Credit Co., Notes	Ba2	6.875%	02/01/06		2,000	1,995,700
General Electric Capital Corp., Sr. Unsub. Notes (Japan)	Aaa	1.40%	11/02/06	JPY	469,000	4,019,545
General Motors Acceptance Corp., Notes	Ba1	6.875%	09/15/11		2,500	2,279,862
Morgan Stanley Warehouse Facility144A (Cost $29,800,000, purchased 6/28/04)(g)	NR	3.855%	08/03/06		29,800	29,800,000
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	7.375%	12/15/14		300	333,300
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	02/01/22		500	616,250
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125%	10/13/10		2,000	2,302,000
Pemex Project Funding Master Trust, Gtd. Notes 144A	Baa1	9.75%	03/30/18		1,700	2,160,700
Petroleum Export Ltd., Sr. Notes	Baa1	5.265%	06/15/11		2,500	2,476,275
Simsbury CLO Ltd., Sec’d. Notes 144A(j)	Aaa	4.69%	09/24/11		1,849	1,838,392

						49,844,198

Oil, Gas & Consumable Fuels — 0.2%
El Paso Corp.	Caa1	7.00%	05/15/11		200	198,500
El Paso Corp., M.T.N.	Caa1	7.75%	01/15/32		2,240	2,245,600
El Paso Corp., M.T.N.	Caa1	7.80%	08/01/31		1,250	1,246,875

						3,690,975

Paper & Forest Products — 0.2%
Georgia-Pacific Corp., Notes	B2	7.75%	11/15/29		3,000	2,737,500

Telecommunications — 1.3%
BellSouth Corp.	A2	4.258%	04/26/21		6,100	6,092,692
MCI, Inc., Sr. Notes	Ba3	8.735%	05/01/14		4,700	5,199,375
Qwest Corp., Notes 144A	Ba3	8.875%	03/15/12		1,650	1,860,375
Qwest Corp., Sr. Notes	Ba3	7.625%	06/15/15		7,000	7,490,000

						20,642,442

TOTAL CORPORATE BONDS (cost $193,712,157)						191,890,104

FOREIGN GOVERNMENT BONDS — 3.3%
Federal Republic of Brazil (Brazil)	B1	4.25%	04/15/06		280	279,835
Federal Republic of Brazil (Brazil)	B1	4.313%	04/15/09		144	143,208
Federal Republic of Brazil (Brazil)	B1	11.00%	08/17/40		6,300	8,120,700
Federal Republic of France (France)	Aaa	4.00%	12/31/49	EUR	1,400	1,805,131
Federal Republic of Germany (Germany)	Aaa	5.625%	01/04/28	EUR	1,500	2,322,362
Federal Republic of Italy (Italy)	Aa2	0.375%	10/10/06	JPY	100,000	850,000
Federal Republic of Panama (Panama)	Ba1	8.25%	04/22/08		1,500	1,590,000
Federal Republic of Panama (Panama)	Ba1	8.875%	09/30/27		750	892,500
Federal Republic of Peru (Peru)	Ba3	9.125%	01/15/08		400	430,000
Federal Republic of Peru (Peru)	Ba3	9.875%	02/06/15		2,500	3,000,000
Russian Federation (Russia)	Baa3	5.00%	03/31/30		10,750	12,135,675
United Kingdom Treasury Stock (United Kingdom)	Aaa	4.75%	06/07/10	GBP	8,800	15,494,301
United Kingdom Treasury Stock (United Kingdom)	Aaa	5.75%	12/07/09	GBP	1,700	3,088,622

TOTAL FOREIGN GOVERNMENT BONDS (cost $47,255,713)						50,152,334

MUNICIPAL BONDS — 1.8%
City & County of Honolulu HI, Series 1115	NR	6.22%	07/01/23		1,538	1,705,118
City of Chicago IL	Aaa	5.00%	01/01/15		300	317,199
Clark Cnty. Nev. Bond Bank, G.O., MBIA	Aaa	5.00%	06/01/32		3,000	3,095,430
Dallas Independent School District, Series 1073	NR	6.22%	02/15/21		1,000	1,102,060

SEE NOTES TO FINANCIAL STATEMENTS.

B31

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

MUNICIPAL BONDS (Continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Georgia State Road & Tollway Authority	Aaa	5.00%	03/01/21	$700	$739,858
Golden State Tobacco Securitization Corp., Series A1	Baa3	6.25%	06/01/33	2,500	2,722,300
Golden State Tobacco Securitization Corp., Series A1	Baa3	6.75%	06/01/39	2,000	2,247,560
Massachusetts Water Resources Authority, Series 1080	Aaa	6.22%	08/01/32	1,250	1,331,975
New Jersey Economic Development Authority	NR	5.00%	09/01/14	2,890	3,148,424
North East Independent School District	Aaa	5.00%	08/01/29	1,000	1,041,030
Pierce County School District No. 3	Aaa	6.22%	12/01/23	1,500	1,651,260
Salt River Project Agricultural Improvement & Power District	NR	5.72%	01/01/32	1,000	1,024,960
State of South Carolina, Series 1078	NR	6.22%	04/01/17	1,000	1,130,040
Tobacco Settlement Financing Authority, Series 1029	NR	7.14%	06/01/15	1,000	1,151,380
Tobacco Settlement Financing Corp.	Baa3	6.125%	06/01/32	1,205	1,255,116
Tobacco Settlement Financing Corp.	Baa3	6.25%	06/01/42	400	419,984
Tobacco Settlement Financing Corp.	Baa3	6.375%	06/01/32	2,000	2,198,520
Triborough Bridge & Tunnel Authority	Aa2	5.00%	11/15/32	1,860	1,924,374

TOTAL MUNICIPAL BONDS (cost $26,514,728)					28,206,588

U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 62.0%
Federal Home Loan Mortgage Corp.		4.00%	09/01/18	839	803,039
Federal Home Loan Mortgage Corp.		5.00%	TBA	60,700	58,746,188
Federal Home Loan Mortgage Corp.		5.50%	01/12/36	25,000	24,765,625
Federal National Mortgage Assoc.		Zero	01/12/36	310,200	307,098,000
Federal National Mortgage Assoc.		4.00%	07/01/18-07/01/20	95,777	91,564,113
Federal National Mortgage Assoc.		4.487%	05/01/36	121	121,652
Federal National Mortgage Assoc.		4.50%	08/01/33-01/12/36	48,837	46,003,977
Federal National Mortgage Assoc.		5.00%	12/01/18-01/12/36	48,152	46,662,748
Federal National Mortgage Assoc.		5.275%	12/01/36	2,754	2,763,267
Federal National Mortgage Assoc.		5.50%	09/01/32-09/01/35	374,119	370,862,068
Federal National Mortgage Assoc.		6.00%	04/01/16-04/01/35	3,296	3,356,610
Government National Mortgage Assoc.		4.375%	04/20/25-05/20/25	76	76,257
Government National Mortgage Assoc.		4.50%	09/15/33	51	48,850
Government National Mortgage Assoc.		4.75%	08/20/24-08/20/27	233	235,349
Government National Mortgage Assoc.		9.00%	07/15/30-10/15/30	3	4,286

TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $959,503,734)					953,112,029

U.S. TREASURY OBLIGATIONS — 12.8%
U.S. Treasury Inflationary Bonds, TIPS		1.625%	01/15/15	1,300	1,306,221
U.S. Treasury Notes		3.375%	02/15/08	660	646,413
U.S. Treasury Notes		3.50%	02/15/10	51,500	49,814,199
U.S. Treasury Notes		3.625%	01/15/10	5,200	5,057,405
U.S. Treasury Notes		3.75%	05/15/08	7,900	7,787,670
U.S. Treasury Notes		3.875%	05/15/10	7,500	7,357,912
U.S. Treasury Notes		4.00%	04/15/10	13,300	13,106,738
U.S. Treasury Notes		4.25%	11/15/14	20,300	20,063,688
U.S. Treasury Notes		6.50%	11/15/26	22,500	28,117,980
U.S. Treasury Notes		6.625%	02/15/27	5,500	6,977,696
U.S. Treasury Notes		8.125%	08/15/19	22,100	29,981,766
U.S. Treasury Notes		8.875%	08/15/17-02/15/19	14,500	20,454,097
U.S. Treasury Strips		Zero	02/15/15-02/15/22	12,950	6,661,237

TOTAL U.S. TREASURY OBLIGATIONS (cost $197,748,784)					197,333,022

WARRANTS (e)			Expiration Date	Shares
United Mexico State, Series D (Mexico)			6/30/06	1,000	20,550
United Mexico State, Series E (Mexico)			6/01/07	1,000	26,250

TOTAL RIGHTS (cost $0)					46,800

TOTAL LONG-TERM INVESTMENTS (cost $1,500,738,695)					1,496,582,949

SEE NOTES TO FINANCIAL STATEMENTS.

B32

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

SHORT-TERM INVESTMENTS — 33.8%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
COMMERCIAL PAPER — 18.2%
CBA de Finance	4.26%	01/09/06	$36,900	$36,865,068
Danske Corp.	4.15%	02/27/06	12,700	12,615,598
Danske Corp.	4.27%	01/03/06	33,300	33,292,101
HBOS Treasury Services	4.165%	02/03/06	20,700	20,626,515
Rabobank USA	4.29%	01/03/06	23,400	23,394,423
Skandi Ensk Bank	4.07%	01/19/06	6,500	6,488,332
Skandi Ensk Bank	4.17%	02/03/06	8,300	8,270,328
Societe Generale N.A.	4.035%	02/06/06	4,500	4,481,725
Societe Generale N.A.	4.31%	01/03/06	41,800	41,789,991
UBS Finance, Inc.	3.975%	01/30/06	300	299,050
UBS Finance, Inc.	4.29%	01/03/06	42,200	42,189,942
UBS Finance, Inc.	4.30%	01/03/06	3,800	3,799,092
Westpac Bank	4.19%	02/07/06	6,500	6,472,700
Westpac Bank	4.31%	02/28/06	39,200	38,935,354

TOTAL COMMERCIAL PAPER (cost $279,503,872)				279,520,219

FOREIGN TREASURY OBLIGATIONS — 12.1%
Dutch Treasury Certificate	Zero	01/31/06	EUR 67,280	79,513,813
Dutch Treasury Certificate	Zero	02/28/06	EUR 7,730	9,119,464
France Discount T Bill Government	Zero	02/09/06	EUR 53,580	63,280,817
France Discount T Bill Government	Zero	01/26/06	EUR 29,630	35,026,170

TOTAL FOREIGN TREASURY OBLIGATIONS (cost $186,581,020)				186,940,264

REPURCHASE AGREEMENTS — 1.3%
U.S. Treasury Repurchase Agreement, repurchase price $ 2,101,015, due 1/3/06. (The value of the collateral including accrued interest was $2,142,001. The collateral consists of U.S. Federal Agency Obligations.) (cost $20,000,000)	3.25%	01/03/06	20,000	20,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.3%
Federal Home Loan Banks (cost $19,892,482)	3.40%	01/03/06	19,900	19,896,241

MONEY MARKET MUTUAL FUND — 0.4%			Shares
Dryden Core Investment Fund — Taxable Money Market Series (cost $5,960,264; Note 4) (k)			5,960,264	5,960,264

U.S. TREASURY OBLIGATIONS — 0.3%	Interest Rate	Maturity Date	Principal Amount (000)
U.S. Treasury Bills	3.825%	03/16/06	$3,800	3,770,280
U.S. Treasury Bills(h)	3.895%	03/02/06	500	496,886

TOTAL U.S. TREASURY OBLIGATIONS (cost $4,266,877)				4,267,166

OUTSTANDING OPTIONS PURCHASED* — 0.2%			Contracts/ Notional Amount
Call Options — 0.2%
Swap Option on 3 Month LIBOR, expiring 04/27/09 @ 5.75%			9,800,000	1,271,697
Swap Option on 3 Month LIBOR, expiring 05/02/08 @ 5.75%			7,800,000	980,718
Swap Option on 3 Month LIBOR, expiring 10/12/06 @ 4.25%			41,500,000	59,345
Swap Option on 3 Month LIBOR, expiring 10/18/06 @ 4.50%			90,100,000	249,757
Eurodollar Futures, expiring 06/19/06 @ $95.25			681	170,250
Eurodollar Futures, expiring 03/13/06 @ $95.25			636	91,425
Swap Option on 3 Month LIBOR, expiring 10/11/06 @4.25%			44,100,000	62,666
Swap Option on 3 Month LIBOR, expiring 10/25/06 @ 4.25%			54,100,000	83,476

SEE NOTES TO FINANCIAL STATEMENTS.

B33

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

OUTSTANDING OPTIONS PURCHASED (Continued)			Contracts/ Notional Amount		Value (Note 2)
Swap Option on 3 Month LIBOR, expiring 02/01/06 @ 4.70%				57,900,000	$4,864
Swap Option on 3 Month LIBOR, expiring 08/08/06 @ 4.75%				18,200,000	67,722
Swap Option on 3 Month LIBOR, expiring 05/02/06 @ 4.75%				81,200,000	182,538
Swap Option on 3 Month LIBOR, expiring 08/07/06 @ 4.75%				72,000,000	266,904
Swap Option on 3 Month LIBOR, expiring 06/12/06 @ 4.65%				26,500,000	210,047

					3,701,409

Put Options
Eurodollar Futures, expiring 09/18/06 @ $92.50				116	725
Eurodollar Futures, expiring 12/18/06 @ $91.75				220	1,375
Eurodollar Futures, expiring 12/18/06 @ $92.00				417	2,606
Eurodollar Futures, expiring 06/19/06 @ $94.50				2,491	31,137
Eurodollar Futures, expiring 03/13/06 @ $92.50				120	750
Swap Option on 3 Month LIBOR, expiring 04/27/09 @ 6.25%				13,100,000	392,057
Swap Option on 3 Month LIBOR, expiring 05/02/08 @ 6.25%				4,500,000	97,227

					525,877

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $4,047,948)					4,227,286

TOTAL SHORT-TERM INVESTMENTS (cost $520,811,440)					520,811,440

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT—131.1% (cost $2,020,994,917)					2,017,394,389

SECURITIES SOLD SHORT — (7.8)%	Interest Rate	Maturity Date	Principal Amount (000)
SHORT SALES — (7.8)%
Federal National Mortgage Assoc.	5.50%	TBA		$13,200	(13,278,382)
Federal National Mortgage Assoc.	6.00%	TBA		3,000	(3,027,186)
Federal National Mortgage Assoc.	4.00%	TBA		2,000	(1,909,376)
U.S. Treasury Note	3.625%	5/15/13		62,400	(59,516,434)
U.S. Treasury Note	4.00%	11/15/12		27,900	(27,299,508)
United Kingdom Gilt	4.75%	6/07/10	GBP	8,800	(15,494,301)

TOTAL SECURITIES SOLD SHORT (premium received $119,935,699; Note 2)					(120,525,187)

OUTSTANDING OPTIONS WRITTEN — (0.1)%			Contracts/ Notional Amount
PUT OPTION
Swap Option on 3 Month LIBOR, expiring 07/05/13 @ 6.00%				35,300,000	(36,218)

CALL OPTIONS — (0.1)%
Swap Option on 3 Month LIBOR, expiring 02/01/06 @ 4.70%				9,500,000	(9,652)
Swap Option on 3 Month LIBOR, expiring 05/02/06 @ 4.78%				35,000,000	(218,295)
Swap Option on 3 Month LIBOR, expiring 06/12/06 @ 4.65%				7,100,000	(181,082)
Swap Option on 3 Month LIBOR, expiring 08/07/06 @ 4.78%				31,000,000	(293,911)
Swap Option on 3 Month LIBOR, expiring 08/08/06 @ 4.78%				7,800,000	(74,178)
Swap Option on 3 Month LIBOR, expiring 10/11/06 @4.30%				19,000,000	(75,848)
Swap Option on 3 Month LIBOR, expiring 10/12/06 @ 4.30%				17,800,000	(71,360)
Swap Option on 3 Month LIBOR, expiring 10/18/06 @ 4.56%				38,700,000	(289,554)
Swap Option on 3 Month LIBOR, expiring 10/25/06 @ 4.32%				23,300,000	(103,988)
Swap Option on 3 Month LIBOR, expiring 07/15/13 @ 4.00%				35,300,000	(26,616)
Eurodollar Futures, expiring 03/10/06 @ $95.50				636	(57,240)
Eurodollar Futures, expiring 06/19/06 @ $95.50				1,362	(136,200)

TOTAL CALL OPTIONS					(1,537,924)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $3,719,339)					(1,574,142)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 123.2% (cost $1,897,339,879)					1,895,295,060
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(l) — (23.2%)					(357,049,595)

NET ASSETS — 100.0%					$1,538,245,465

SEE NOTES TO FINANCIAL STATEMENTS.

B34

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A Securities are deemed to be liquid.
NR	Not Rated by Moodys or Standard & Poor’s
TBA	Securities Purchased on a Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

(e)	Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(h)	Security segregated as collateral for futures contracts.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(j)	Rate shown reflects current rate on variable rate instrument.
(k)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(l)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) of financial futures, foreign currency contracts, interest rate swaps and credit default swaps as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Purchase Contracts:	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
EUR 681,000, expiring 1/18/06	$807,224	$806,232	$(992)
GBP 202,000, expiring 1/12/06	352,144	347,539	(4,605)

			$(5,597)

Sales Contracts:
EUR 60,645,000, expiring 01/18/06	$71,177,339	$71,874,550	$(697,211)
EUR 29,497,000, expiring 01/31/06	34,918,110	34,984,551	(66,441)
EUR 53,580,000, expiring 01/31/06	63,294,324	63,547,894	(253,570)
EUR 7,684,000, expiring 02/28/06	9,089,711	9,127,354	(37,643)
GBP 2,056,000, expiring 01/12/06	3,529,356	3,537,116	(7,760)

			$(1,062,625)

		Total	$(1,068,222)

Securities or a portion thereof with an aggregate market value of $496,886 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005.

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Long Positions:
556	Euro Dollar	Mar 06	$132,446,150	$132,362,750	$(83,400)
256	Euro Dollar	Mar 07	60,905,600	60,960,000	54,400
1,523	Euro Dollar	Jun 06	362,085,950	362,302,663	216,713
940	Euro Dollar	Sep 06	223,526,225	223,626,000	99,775
19	Euro Dollar	Dec 06	4,561,663	4,522,238	(39,425)
3,085	U.S. Treasury 5 Year Note	Mar 06	327,453,156	328,070,469	617,313

					$865,376
Short Positions:
186	German Government 10 Year Bond	Mar 06	26,699,777	26,829,697	(129,921)
628	U.S. Treasury Note	Mar 06	68,081,875	68,707,125	(625,250)
23	U.S. Treasury 30 Year Note	Mar 06	2,570,251	2,626,312	(56,063)

					(811,234)

					$54,142

SEE NOTES TO FINANCIAL STATEMENTS.

B35

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest rate swaps agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(1)	12/15/31	EUR	3,000,000	5.50%	6 month LIBOR	$(949,755)
Bank of America, N.A.(1)	06/15/35		$5,300,000	6.00%	3 month LIBOR	216,516
Barclays Capital PLC(1)	09/15/10	GBP	8,000,000	5.00%	6 month LIBOR	272,243
Barclays PLC(2)	12/15/14	EUR	4,100,000	4.00%	6 month LIBOR	(218,211)
Morgan Stanley(2)	12/15/14	EUR	35,800,000	4.00%	6 month LIBOR	(1,915,963)
Barclays Capital PLC(2)	06/18/34	GBP	400,000	5.00%	6 month LIBOR	(30,731)
UBS AG(1)	10/15/10	EUR	1,400,000	2.1455%	FRC – Excluding Tobacco – Non-Revised Consumer Price Index	10,237
Merrill Lynch & Co.(2)	06/15/15	JPY	830,000,000	1.50%	6 month LIBOR	40,337
Bank of America, N.A.(1)	06/21/11		$35,100,000	5.00%	3 month LIBOR	175,974
Bank of America, N.A.(1)	06/21/16		$19,300,000	5.00%	3 month LIBOR	234,429
Barclays Capital(1)	06/15/15	JPY	340,000,000	1.50%	6 month LIBOR	18,374

						$(2,146,550)

(1)	Porfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2005:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	2,700,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	$(14,299)
Merrill Lynch & Co.(1)	12/20/08	1,400,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 06/01/25	(7,742)
Morgan Stanley & Co.(1)	12/20/08	1,600,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(2,569)
Barclays Bank PLC(1)	12/20/08	2,300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(7,201)
Bank of America Securities LLC(1)	12/20/08	1,700,000	0.13%	E.I Dupont de Nemours & Co., 6.875%, due 10/15/09	207
Bear Sterns International Ltd.(1)	12/20/08	2,200,000	0.32%	Hewlett Packard Co., 6.50%, due 07/01/12	(11,915)
Lehman Brothers, Inc.(1)	12/20/08	2,100,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(4,225)
Lehman Brothers, Inc.(1)	12/20/08	2,200,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	(2,578)
Citigroup(1)	12/20/08	1,700,000	0.29%	FedEx Corp. 7.25%, due 02/15/11	(7,747)
Lehman Brothers, Inc.(1)	12/20/08	1,100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(434)
Citigroup(1)	12/20/08	2,200,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(8,292)
Merrill Lynch & Co.(1)	12/20/08	600,000	0.22%	Gannett Co., Inc., 6.375%, due 04/01/12	557
Citigroup(1)	12/20/08	3,600,000	0.14%	Walmart Stores, Inc., 6.875%, due 08/10/09	(7,426)
UBS AG(1)	12/20/08	3,200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	9,963
Lehman Brothers, Inc.(1)	12/20/08	700,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(2,421)

SEE NOTES TO FINANCIAL STATEMENTS.

B36

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(1)	12/20/08	1,200,000	0.30%	Masco Corp., 5.875%, due 07/15/12	$2,742
Lehman Brothers, Inc.(1)	12/20/08	1,200,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	14,370
Barclays Bank PLC(1)	12/20/08	900,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/01/12	(13,105)
Bear Sterns International Ltd.(1)	12/20/08	400,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	(10,497)
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.48%	Northrop Grumman Corp., 7.125%, due 02/15/11	(8,786)
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(9,886)
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(17,636)
Bear Sterns International Ltd.(1)	12/20/08	800,000	0.24%	Deere & Co., 7.85%, due 05/15/10	(2,950)
UBS AG(1)	12/20/08	800,000	0.37%	RadioShack Corp., 7.375%, due 05/15/11	9,138
Bear Sterns International Ltd.(1)	12/20/08	800,000	0.19%	Caterpillar, Inc., 7.25%, due 09/15/09	(2,180)
Morgan Stanley & Co.(1)	12/20/08	300,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(1,640)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(201)
Lehman Brothers, Inc.(1)	12/20/08	300,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	(1,350)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(191)
Citigroup(1)	12/20/08	200,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(688)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(1,156)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(1,189)
Lehman Brothers, Inc.(1)	12/20/08	300,000	0.11%	Johnson & Johnson, 3.8%, due 05/15/13	(707)
Morgan Stanley & Co.(1)	12/20/08	800,000	0.22%	Emerson Electric Co., 7.125%%, due 08/15/10	(1,508)
Merrill Lynch & Co.(1)	12/20/08	1,600,000	0.35%	Devon Energy Corp., 6.875%, due 09/30/11	(8,587)
Bear Sterns International Ltd.(1)	12/20/08	800,000	0.60%	International Paper Co., 6.75%, due 09/01/11	(5,283)
Merrill Lynch & Co.(1)	12/20/08	800,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/01/12	(1,814)
UBS AG(1)	12/20/08	800,000	0.44%	Carnival Corp., 6.15%, due 04/15/08	(6,958)
Morgan Stanley & Co.(1)	12/20/08	800,000	0.42%	Countrywide Home Loans, Inc., 5.625%, due 07/15/09	(4,392)
Merrill Lynch & Co.(1)	12/20/08	800,000	0.28%	Occidental Petoleum Corp., 6.75%, due 01/15/12	(2,666)
UBS AG(1)	12/20/08	800,000	0.44%	Simon Property Group, L.P., 5.45%, due 03/15/13	(4,182)

SEE NOTES TO FINANCIAL STATEMENTS.

B37

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Counterparty	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(1)	12/20/08	800,000	0.53%	The Kroger Co., 4.75%, due 04/15/12	$(5,305)
Bear Sterns International Ltd.(1)	12/20/08	1,500,000	0.15%	Walmart Stores, Inc., 6.875%, due 08/10/09	(3,514)
Merrill Lynch & Co.(1)	12/20/08	1,200,000	0.85%	Motorola, Inc, 7.625%, due 11/15/10	(24,803)
Bear Sterns International Ltd.(1)	12/20/08	300,000	0.32%	Hewlett Packard Co., 6.50%, due 07/12/12	(1,272)
Bank of America Securities LLC(1)	12/20/08	200,000	0.13%	E.I Dupont de Nemours & Co., 6.875%, due 10/15/09	(44)
Barclays Bank PLC(1)	12/20/08	300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(639)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	883
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.30%	Masco Corp., 5.875%, due 07/15/12	163
Barclays Bank PLC(1)	12/20/08	100,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/01/12	(729)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,087)
Bear Sterns International Ltd.(1)	12/20/08	100,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	(3,153)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(418)
Citigroup(1)	12/20/08	300,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(650)
Lehman Brothers, Inc.(1)	6/20/09	6,600,000	0.40%	Peoples Republic of China, 6.80%, due 05/23/11	(54,756)
Bear Sterns International Ltd.(2)	3/20/07	4,500,000	0.62%	Russian Federation, 2.25%, due 03/31/30	13,366
Bank of America Securities LLC(2)	6/20/10	16,000,000	0.40%	Dow Jones CDX IG4	174,843
Barclays Bank PLC(2)	6/20/10	2,900,000	0.40%	Dow Jones CDX IG4	13,409
Bear Sterns International Ltd.(2)	6/20/10	15,300,000	0.40%	Dow Jones CDX IG4	69,161
JPMorgan Chase Bank(2)	5/20/07	300,000	0.77%	Russian Federation, 2.25%, due 03/31/30	1,595
Morgan Stanley & Co.(2)	6/20/06	200,000	0.58%	Russian Federation, 5.00%, due 03/31/30	272
Morgan Stanley & Co.(1)	9/20/10	3,300,000	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(175,234)
Lehman Brothers, Inc.(1)	9/20/10	1,000,000	2.26%	Republic of Turkey, 11.875%, due 01/15/30	(34,863)
Lehman Brothers, Inc.(1)	9/20/08	3,000,000	2.47%	Republic of the Phillipines, 8.25% 01/15/14	(78,150)
Lehman Brothers, Inc.(1)	10/20/10	2,500,000	2.11%	Republic of Turkey, 11.875%, due 01/15/30	(69,085)

					$(327,434)

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

(2)	Portfolio pays counterparty par in the event that the underlying bond defaults and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B38

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

U.S. Government Mortgage Backed Obligations	62.0%
U.S. Treasury Obligations	12.8
Collateralized Mortgage Obligations	4.9
Foreign Government Bonds	3.3
Financial – Bank & Trust	3.2
Financial Services	3.2
Automobile Manufacturers	1.8
Municipal Bonds	1.8
Telecommunications	1.3
Diversified	1.0
Diversified Financial Services	0.5
Entertainment & Leisure	0.5
Electronic Components	0.4
Oil, Gas & Consumable Fuels	0.2
Environmental Services	0.2
Paper & Forest Products	0.2
Airlines	0.0
Outstanding Options Written	(0.1)
Short Sales	(7.8)
Short-Term Investments	33.8

123.2
Other liabilities in excess of other assets	(23.2)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B39

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 96.3%		Value (Note 2)
COMMON STOCKS	Shares
Air Freight & Logistics — 1.4%
UTI Worldwide, Inc.(Virgin Islands)(b)	28,800	$2,673,792

Biotechnology — 2.0%
ImClone Systems, Inc.(a)(b)	58,900	2,016,736
Invitrogen Corp.(a)	27,900	1,859,256

		3,875,992

Capital Markets — 5.8%
Ameritrade Holding Corp.(a)	99,000	2,376,000
Eaton Vance Corp.(b)	85,600	2,342,016
Lazard, Ltd. (Class “A” Stock)(b)	77,300	2,465,870
Legg Mason, Inc.	15,550	1,861,180
Nuveen Investments, Inc. (Class “A” Stock)	55,100	2,348,362

		11,393,428

Chemicals — 2.6%
Ecolab, Inc.(b)	58,600	2,125,422
Monsanto Co.	36,800	2,853,104

		4,978,526

Commercial Services & Supplies — 7.9%
Administaff, Inc.	24,600	1,034,430
ARAMARK Corp.( Class “B” Stock)	109,500	3,041,910
Iron Mountain, Inc.(a)	39,600	1,671,912
Monster Worldwide, Inc.(a)(b)	147,800	6,033,195
Paychex, Inc.	24,600	937,752
Robert Half International, Inc.	36,500	1,382,985
Stericycle, Inc.(a)(b)	21,700	1,277,696

		15,379,880

Communications Equipment — 2.4%
Comverse Technology, Inc.(a)(b)	129,800	3,451,382
Juniper Networks, Inc.(a)	24,500	546,350
QUALCOMM, Inc.	15,500	667,740

		4,665,472

Computers & Peripherals — 3.7%
Apple Computer, Inc.(a)	13,200	948,948
Avid Technology, Inc.(a)(b)	66,000	3,614,160
Rackable Systems, Inc.(a)	44,100	1,255,968
UNOVA, Inc.(a)	41,600	1,406,080

		7,225,156

Diversified Consumer Services — 1.7%
Apollo Group, Inc. (Class “A” Stock)(a)	8,300	501,818
Education Management Corp.(a)	84,800	2,841,648

		3,343,466

Electronic Equipment & Instruments — 2.7%
Amphenol Corp., Class A	46,400	2,053,664
Insight Enterprises, Inc.(a)	73,900	1,449,179
Tektronix, Inc.	60,400	1,703,884

		5,206,727

Energy Equipment & Services — 5.8%
Grant Prideco, Inc.(a)	81,100	3,578,132
National-Oilwell Varco, Inc.(a)	34,300	2,150,610
Pride International, Inc.(a)	63,400	1,949,550
Todco (Class “A” Stock)	41,300	1,571,878
Weatherford International Ltd.(a)	54,900	1,987,380

		11,237,550

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies — 9.0%
Bausch & Lomb, Inc.(b)	47,700	$3,238,830
DENSPLY International, Inc.	17,000	912,730
Fisher Scientific International, Inc.(a)	39,900	2,468,214
Mentor Corp.	49,600	2,285,568
ResMed Inc.(a)	67,200	2,574,432
Respironics, Inc.(a)	46,700	1,731,169
Varian Medical Systems, Inc.(a)	87,100	4,384,614

		17,595,557

Health Care Providers & Services — 8.1%
Caremark Rx, Inc.(a)	30,400	1,574,416
Cerner Corp.(a)(b)	29,700	2,700,027
DaVita, Inc.(a)	52,400	2,653,536
Medco Health Solutions, Inc.(a)	63,800	3,560,040
Omnicare, Inc.(b)	50,000	2,861,000
Quest Diagnostics, Inc.	46,300	2,383,524

		15,732,543

Hotels, Restaurants & Leisure — 2.4%
GTECH Holdings Corp.	85,700	2,720,118
Hilton Hotels Corp.	84,800	2,044,528

		4,764,646

Internet & Catalog Retail — 1.0%
eBay, Inc.(a)	12,600	544,950
GSI Commerce, Inc.(a)(b)	87,600	1,321,884

		1,866,834

Internet Software & Services — 3.7%
Akamai Technologies, Inc.(a)(b)	108,900	2,170,377
Digital River, Inc.(a)(b)	45,000	1,338,300
Equinix, Inc.(a)(b)	59,600	2,429,296
VeriSign, Inc.(a)	18,500	405,520
Yahoo!, Inc.(a)(b)	24,000	940,320

		7,283,813

IT Services — 0.9%
CheckFree Corp.(a)(b)	40,300	1,849,770

Machinery — 1.2%
Danaher Corp.	42,400	2,365,072

Media — 3.4%
E.W. Scripps Co. (The)(Class “A” Stock)(b)	54,700	2,626,694
Regal Entertainment Group Class “A” Stock)(b)	102,500	1,949,550
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)(b)	73,900	2,015,992

		6,592,236

Metals & Mining — 2.2%
Arch Coal, Inc.(b)	10,700	850,650
Goldcorp, Inc.	94,800	2,112,144
Harmony Gold Mining Co., Ltd., ADR (South Africa)(a)(b)	112,700	1,470,735

		4,433,529

Oil, Gas & Consumable Fuels — 1.2%
Southwestern Energy Co.(a)	65,800	2,364,852

Pharmaceuticals — 1.4%
Kos Pharmaceuticals, Inc.(a)(b)	27,700	1,432,921
Sepracor, Inc.(a)(b)	24,900	1,284,840

		2,717,761

SEE NOTES TO FINANCIAL STATEMENTS.

B40

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate — 0.8%
Host Marriot Corp. (REIT)	85,300	$1,616,435

Semiconductors & Semiconductor Equipment — 6.0%
Broadcom Corp. (Class “A” Stock)(a)	39,900	1,881,285
Integrated Device Technology, Inc.(a)	214,500	2,827,110
Intersil Corp. (Class “A” Stock)	83,800	2,084,944
Marvell Technology Group, Ltd.(a)	35,400	1,985,586
Maxim Integrated Products, Inc.	51,900	1,880,856
MEMC Electronic Materials, Inc.(a)	44,400	984,348

		11,644,129

Software — 9.8%
Adobe Systems, Inc.	91,228	3,371,787
Amdocs Ltd.(United Kingdom)(a)	98,600	2,711,500
BEA Systems, Inc.(a)	227,700	2,140,380
Business Objects SA-SP, ADR (France)(a)(b)	110,900	4,481,469
Citrix Systems, Inc.(a)(b)	70,800	2,037,624
Cognos, Inc.(a)	13,300	461,643
Electronic Arts, Inc.(a)(b)	36,900	1,930,239
NAVTEQ Corp.(a)(b)	22,300	978,301
TIBCO Software, Inc.(a)	124,700	931,509

		19,044,452

Specialty Retail — 3.4%
Abercrombie & Fitch Co. (Class “A” Stock)	15,900	1,036,362
Advance Auto Parts(a)	45,800	1,990,468
Chico’s FAS, Inc.(a)(b)	39,600	1,739,628
Williams-Sonoma, Inc.(a)(b)	44,300	1,911,545

		6,678,003

Wireless Telecommunication Services — 5.8%
Alamosa Holdings, Inc.(a)(b)	234,200	4,358,462
American Tower Corp. (Class “A” Stock)(a)	87,200	2,363,120
NII Holdings, Inc.(a)(b)	106,600	4,656,288

		11,377,870

TOTAL LONG-TERM INVESTMENTS (cost $153,262,336)		187,907,491

SHORT-TERM INVESTMENTS — 36.4%
Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series(c)(d) (cost $71,158,376; includes $63,990,138, of cash collateral received for securities on loan) (Note 4)	71,158,376	71,158,376

TOTAL INVESTMENTS — 132.7% (cost $224,420,712)		259,065,867
LIABILITIES IN EXCESS OF OTHER ASSETS — (32.7%)		(63,843,471)

NET ASSETS — 100.0%		$195,222,396

The following abbreviations are used in the portfolio descriptions:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $61,162,980; cash collateral of $63,990,138 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund – Taxable Money Market Series.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Mutual Fund (including 32.8% of collateral received for securities on loan)	36.4%
Software	9.8
Health Care Equipment & Supplies	9.0
Health Care Providers & Services	8.1
Commercial Services & Supplies	7.9
Semiconductors & Semiconductor Equipment	6.0
Capital Markets	5.8
Wireless Telecommunication Services	5.8
Energy Equipment & Services	5.8
Computer & Peripherals	3.7
Internet Software & Services	3.7
Media	3.4
Specialty Retail	3.4
Electronic Equipment & Instruments	2.7
Chemicals	2.6
Communication Equipment	2.4
Hotels, Restaurants & Leisure	2.4
Metals & Mining	2.2
Biotechnology	2.0
Diversified Consumer Services	1.7
Air Freight & Logistics	1.4
Pharmaceuticals	1.4
Machinery	1.2
Oil, Gas & Consumable Fuels	1.2
Internet & Catalog Retail	1.0
IT Services	0.9
Real Estate	0.8

132.7
Liabilities in excess of other assets	(32.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B41

SP SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.2%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace — 0.3%
ARGON ST, Inc.	13,000	$402,740

Agricultural Products & Services — 0.9%
Delta & Pine Land Co.	53,115	1,222,176

Autos – Cars & Trucks — 0.7%
Modine Manufacturing Co.	30,500	993,995

Banking — 1.0%
BankAtlantic Bancorp, Inc. (Class “A” Stock)	17,574	246,036
Wilshire Bancorp, Inc.	12,500	214,875
Wintrust Financial Corp.	16,600	911,340

		1,372,251

Biotechnology — 0.4%
Ariad Pharmaceuticals, Inc.	88,922	520,194

Building Materials — 0.7%
Drew Industries, Inc.	25,400	716,026
Interline Brands, Inc.*	13,200	300,300

		1,016,326

Chemicals — 1.6%
Cabot Microelectronics Corp.*	25,200	739,116
Rockwood Holdings, Inc.*	29,200	576,116
Spartech Corp.	37,300	818,735

		2,133,967

Commercial Services — 1.9%
Korn/Ferry International*	39,100	730,779
Navigant Consulting, Inc.*	44,200	971,516
Resources Connection, Inc.*	35,325	920,569

		2,622,864

Commercial Services & Supplies — 2.6%
Corrections Corp. of America *	28,345	1,274,675
Rollins, Inc.	57,700	1,137,267
SCP Pool Corp.	29,329	1,091,625

		3,503,567

Computer Services & Software — 5.4%
ANSYS, Inc.*	41,015	1,750,930
Datastream Systems, Inc.*	166,861	1,443,348
FactSet Research Systems, Inc.	58,758	2,418,479
Kanbay International, Inc.	29,900	475,111
RadiSys Corp.*(a)	74,213	1,286,854

		7,374,722

Computers — 0.8%
McData Corp. (Class “A” Stock)	291,006	1,105,823

Construction — 0.6%
Chicago Bridge & Iron Co. NV (Netherlands)	30,800	776,468

Consulting — 0.4%
Watson Wyatt Worldwide, Inc. (Class “A” Stock)	19,900	555,210

Consumer Products & Services — 1.2%
Elizabeth Arden, Inc.*	34,100	684,046
Ritchie Bros. Auctioneers, Inc. (Canada)	21,300	899,925

		1,583,971

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Distribution/Wholesale — 1.1%
MWI Veterinary Supply, Inc.	13,300	$343,273
ScanSource, Inc.*	21,900	1,197,492

		1,540,765

Diversified Financial Services — 0.3%
World Acceptance Corp.	15,000	427,500

Diversified Manufacturing Operations — 3.0%
Actuant Corp. (Class “A” Stock)	34,643	1,933,079
Applied Films Corp.	49,611	1,030,421
CLARCOR, Inc.	36,000	1,069,560

		4,033,060

Electrical Equipment — 1.5%
Advanced Energy Industries, Inc.*	65,331	772,866
General Cable Corp.*	66,416	1,308,395

		2,081,261

Electronic Components — 2.5%
Daktronics, Inc.	12,100	357,797
Gentex Corp.	12,416	242,112
Littelfuse, Inc.	10,292	280,457
LoJack Corp.*	20,500	494,665
Methode Electronics, Inc.	38,500	383,845
Universal Electronics, Inc.*	93,799	1,616,157

		3,375,033

Electronics — 0.7%
Dolby Laboratories, Inc. (Class “A” Stock)*	56,300	959,915

Entertainment — 0.5%
Vail Resorts, Inc.*	20,200	667,206

Entertainment & Leisure — 0.1%
RC2 Corp.	5,300	188,256

Financial Services — 4.4%
Assured Guaranty Ltd.	38,500	977,515
Boston Private Financial Holdings, Inc.	23,500	714,870
Financial Federal Corp.(a)	14,500	644,525
Global Payments, Inc.	40,406	1,883,323
Hilb Rogal & Hobbs Co.	11,000	423,610
ITLA Capital Corp.	15,600	762,060
Primus Guaranty Ltd.	17,455	227,788
W.P. Stewart & Co., Ltd.	12,300	289,911

		5,923,602

Food — 0.4%
Tootsie Roll Industries, Inc.	19,100	552,563

Gaming — 1.3%
Nevada Gold & Casinos, Inc.*	28,112	292,084
Shuffle Master, Inc.*(a)	59,444	1,494,422

		1,786,506

Health Services — 4.7%
American Healthways, Inc.(a)	32,705	1,479,901
Apria Healthcare Group, Inc.*	24,500	590,695
Centene Corp.*	57,775	1,518,905
Computer Programs & Systems, Inc.	14,500	600,735
Eclipsys Corp.*	40,260	762,122
Horizon Health Corp.*	60,943	1,379,140

		6,331,498

SEE NOTES TO FINANCIAL STATEMENTS.

B42

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare-Products — 0.5%
SurModics, Inc.*	17,110	$632,899

Household Products — 0.5%
ACCO Brands Corp.	27,200	666,400

Instruments – Controls — 0.4%
Photon Dynamics, Inc.*	31,616	577,940

Insurance — 2.6%
American Equity Investment Life Holding Co.	45,100	588,555
Amerisafe, Inc.*	32,500	327,600
HCC Insurance Holdings, Inc.*	52,050	1,544,844
Hooper Holmes, Inc.	90,856	231,683
Philadelphia Consolidated Holding Co.*	8,413	813,453

		3,506,135

Internet — 0.3%
Avocent Corp.*	14,700	399,693

Internet Services — 1.2%
eCollege.com, Inc.*(a)	30,435	548,743
Internet Capital Group, Inc.*	52,036	427,736
j2 Global Communications, Inc.(a)	16,600	709,484

		1,685,963

Leisure — 0.7%
International Speedway Corp. (Class “A” Stock)	18,900	905,310

Machinery — 0.6%
RBC Bearings, Inc.	1,400	22,750
Regal-Beloit Corp.	21,100	746,940
Robbins & Myers, Inc.	3,700	75,295

		844,985

Machinery & Equipment — 3.2%
Bucyrus International, Inc. (Class “A” Stock)	49,575	2,612,602
IDEX Corp.	29,300	1,204,523
Middleby Corp.*	6,200	536,300

		4,353,425

Media — 2.8%
Emmis Communications Corp. (Class “A” Stock) *	63,200	1,258,312
Entravision Communications Corp. (Class “A” Stock)	71,975	512,462
Journal Communications, Inc. (Class “A” Stock)	57,600	803,520
Meredith Corp.	22,600	1,182,884

		3,757,178

Medical Products — 9.1%
Ameican Medical Systems Holdings, Inc.	76,051	1,355,989
Arrow International, Inc.	17,750	514,572
deCODE genetics, Inc.	102,968	850,516
Dendreon Corp.*	53,214	288,420
DJ Orthopedics, Inc.*	22,762	627,776
ICU Medical, Inc.*	12,600	494,046
K-V Pharmaceutical Co. (Class “A” Stock)*	84,955	1,750,073

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Medical Products (cont’d.)
Landauer, Inc.	14,000	$645,260
Medicis Pharmaceutical Corp. (Class “A” Stock)	24,073	771,540
Respironics, Inc.*	48,609	1,801,936
STERIS Corp.*	37,000	925,740
Techne Corp.*	11,300	634,495
Thoratec Corp.*	27,679	572,678
Young Innovations, Inc.	34,900	1,189,392

		12,422,433

Metals & Mining — 2.1%
Aleris International, Inc.	89,288	2,878,645

Mineral Resources — 0.3%
AMCOL International Corp.	20,000	410,400

Oil & Gas Equipment & Services — 2.4%
CARBO Ceramics, Inc.	21,000	1,186,920
FMC Technologies, Inc.*	16,700	716,764
TETRA Technologies, Inc.*	44,254	1,350,632

		3,254,316

Oil & Gas Exploration/Production — 3.5%
Core Laboratories NV (Netherlands)	17,787	664,522
Hydril*	6,000	375,600
Patterson-UTI Energy, Inc.	46,726	1,539,622
Unit Corp.*	38,883	2,139,732

		4,719,476

Oil & Gas — 0.2%
Berry Petroleum Co. ( Class “A” Stock)	6,000	343,200

Pharmaceuticals — 0.3%
Connectics Corp *	26,470	382,491

Publishing — 1.0%
Courier Corp.	11,800	405,212
Journal Register Co.*	61,100	913,445

		1,318,657

Retail — 7.6%
A.C. Moore Arts & Crafts, Inc.*	23,093	336,003
Blue Nile, Inc. *(a)	15,702	632,948
Build-A-Bear Workshop, Inc.*(a)	28,416	842,250
Cabela`s, Inc. (Class “A” Stock)*(a)	45,908	762,073
Cash America International, Inc.	59,967	1,390,635
Genesco, Inc.*(a)	54,753	2,123,869
Red Robin Gourmet Burgers, Inc.	22,725	1,158,066
Regis Corp.	20,600	794,542
Ruby Tuesday, Inc.	29,600	766,344
Steak N Shake Co. (The)*	57,900	981,405
Tempur-Pedic International, Inc.	45,449	522,663

		10,310,798

Retail & Merchandising — 1.4%
MSC Industrial Direct, Inc. (Class “A” Stock)	47,500	1,910,450

School — 0.5%
Universal Technical Institute, Inc.*	21,800	674,492

SEE NOTES TO FINANCIAL STATEMENTS.

B43

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors — 0.4%
ATMI, Inc.*	17,250	$482,482

Semiconductors & Semiconductor Equipment — 1.9%
Intergrated Device Technology, Inc.	122,207	1,610,688
OYO Geospace Corp.*	32,503	925,036

		2,535,724

Software — 0.7%
Netsmart Technologies, Inc.*	29,000	365,690
Per-Se Technologies, Inc.*(a)	25,608	598,203

		963,893

Telecommunications — 2.9%
EMS Technologies, Inc.*	54,119	957,906
Ixia*	46,350	685,053
Plantronics, Inc.	40,700	1,151,810
Tekelec*	85,253	1,185,017

		3,979,786

Textiles — 1.2%
G & K Services, Inc. (Class “A” Stock)	40,600	1,593,550

Transportation Services — 3.4%
Forward Air Corp.	22,900	839,285
Heartland Express, Inc.	49,100	996,239
Hub Group, Inc. (Class “A” Stock)	18,800	664,580
Landstar System, Inc.*	31,200	1,302,288
Offshore Logistics, Inc.	28,600	835,120

		4,637,512

Waste Management — 3.5%
Duratek, Inc.	58,031	866,403
Stericycle, Inc.*	24,600	1,448,448
Waste Connections, Inc.*	69,793	2,405,067

		4,719,918

TOTAL LONG-TERM INVESTMENTS (cost $117,526,524)		127,919,590

SHORT-TERM INVESTMENT — 14.5%	Shares	Value (Note 2)
Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $19,630,203; includes $10,275,968 of cash collateral for securities on loan)(b)(w) (Note 4)	19,630,203	$19,630,203

TOTAL INVESTMENTS — 108.7% (cost $137,156,727)		147,549,793
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(11,835,084)

NET ASSETS — 100.0%		$135,714,709

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $9,623,765; cash collateral of $10,275,968 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B44

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Mutual Fund (including 7.6% of collateral received for securities on loan)	14.5%
Medical Products	9.1
Retail	7.6
Computer Services & Software	5.4
Health Services	4.7
Financial Services	4.4
Oil & Gas Exploration/Production	3.5
Waste Management	3.5
Transportation Services	3.4
Machinery & Equipment	3.2
Diversified Manufacturing Operations	3.0
Telecommunications	2.9
Media	2.8
Commercial Services & Supplies	2.6
Insurance	2.6
Electronic Components	2.5
Oil & Gas Equipment & Services	2.4
Metals & Mining	2.1
Commercial Services	1.9
Semiconductors & Semiconductor Equipment	1.9
Chemicals	1.6
Electrical Equipment	1.5
Retail & Merchandising	1.4
Gaming	1.3
Consumer Products & Services	1.2
Internet Services	1.2
Textiles	1.2
Distribution/Wholesale	1.1
Banking	1.0
Publishing	1.0
Agricultural Products & Services	0.9
Computers	0.8
Autos—Cars & Trucks	0.7
Building Materials	0.7
Electronics	0.7
Leisure	0.7
Software	0.7
Construction	0.6
Machinery	0.6
Entertainment	0.5
Healthcare-Products	0.5
Household Products	0.5
School	0.5
Biotechnology	0.4
Consulting	0.4
Food	0.4
Instruments – Controls	0.4
Semiconductors	0.4
Aerospace	0.3
Diversified Financial Services	0.3
Internet	0.3
Mineral Resources	0.3
Pharmaceuticals	0.3
Oil & Gas	0.2
Entertainment & Leisure	0.1

108.7
Liabilities in excess of other assets	(8.7)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B45

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 94.1%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.3%
ADVO, Inc.	22,990	$647,858
Lamar Advertising Co.*	6,586	303,878

		951,736

Aerospace — 2.4%
Alliant Techsystems, Inc.*	4,620	351,905
DRS Technologies, Inc.*	30,500	1,568,310
Ducommun, Inc.*	26,564	567,407
Harsco Corp.	26,500	1,789,015
Heico Corp. (Class “A” Stock)	57,100	1,171,692
MTC Technologies, Inc.*	53,347	1,460,641
Orbital Sciences Corp.*	100,300	1,287,852
Rockwell Collins, Inc.	7,579	352,196

		8,549,018

Agriculture/Heavy Equipment
Delta & Pine Land Co.	6,311	145,216

Airlines — 0.8%
AirTran Holdings, Inc.*	127,300	2,040,619
Frontier Airlines, Inc.*	22,511	208,002
Skywest, Inc.	26,100	701,046

		2,949,667

Auto Components — 0.6%
Lear Corp.	71,100	2,023,506

Automobile Manufacturers — 0.8%
Wabash National Corp.	142,993	2,724,017

Automotive Parts — 1.1%
Autoliv, Inc.	3,460	157,153
Commercial Vehicle Group, Inc.*	43,499	816,911
Cooper Tire & Rubber Co.	125,900	1,928,788
Tenneco Automotive, Inc.	50,854	997,247

		3,900,099

Banks — 0.9%
Amcore Financial, Inc.	43,500	1,322,835
Cascade Financial Corp	4,100	72,786
Pacific Capital Bancorp	53,200	1,892,856

		3,288,477

Beverages
Pepsi Bottling Group, Inc.	4,767	136,384

Building Materials — 0.9%
American Standard Cos., Inc.	12,889	514,915
Comfort Systems USA, Inc.*	61,513	565,920
Patrick Industries, Inc.*	85,700	907,554
Texas Industries, Inc.	2,334	116,327
Trex Co., Inc.*(a)	2,905	81,485
Universal Forest Products, Inc.	15,444	853,281

		3,039,482

Business Services — 0.7%
LECG Corp.*	16,151	280,705
Resources Connection, Inc.*	10,189	265,525
United Stationers, Inc.	38,200	1,852,700

		2,398,930

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Chemicals — 2.5%
Agrium, Inc.	6,888	$151,467
Albemarle Corp.	31,051	1,190,806
American Vanguard Corp.	2,876	67,586
Chemtura Corp.	17,917	227,546
Georgia Gulf Corp.	31,400	955,188
Lyondell Chemical Co.	32,700	778,914
Minerals Technologies, Inc.	18,918	1,057,327
O.M. Group, Inc.*	67,600	1,268,176
Olin Corp.	56,700	1,115,856
Penford Corp.	20,662	252,076
Rohm & Haas Co.	5,083	246,119
Schulman, (A.), Inc.	47,900	1,030,808
UAP Holding Corp.	14,937	305,014

		8,646,883

Clothing & Apparel — 1.0%
Gymboree Corp.*	23,954	560,524
K-Swiss, Inc. (Class “A” Stock)	17,194	557,773
Kellwood Co.	16,701	398,820
Mohawk Industries, Inc.*	4,973	432,551
Timberland Co. (The) (Class “A” Stock)	51,300	1,669,815

		3,619,483

Commercial Banks — 0.9%
Alabama National Bancorp	18,015	1,166,651
Alliance Bankshares Corp.*	12,686	203,103
Bancorp Bank (The)*	46,265	786,505
Cardinal Financial Corp.	46,494	511,434
KeyCorp	11,022	362,955

		3,030,648

Commercial Services — 2.8%
BearingPoint, Inc.	90,901	714,482
Cross Ctry Inc*	92,500	1,644,650
ITT Educational Services, Inc.*	13,939	823,934
Korn/Ferry International*	15,900	297,171
Labor Ready, Inc.*	82,300	1,713,486
PAREXEL International Corp.*	24,978	506,054
Providence Service Corp.	7,682	221,165
Steiner Leisure Ltd.	57,400	2,041,144
Watson Wyatt & Co. Holdings	63,100	1,760,490

		9,722,576

Computer Hardware — 1.2%
Hutchinson Technology, Inc.	64,523	1,835,679
Mercury Computer Systems, Inc.	60,500	1,248,115
Mobility Electronics, Inc.*	43,273	418,017
MTS Systems Corp.	4,406	152,624
Rimage Corp.*	23,200	672,336

		4,326,771

Computer Services & Software — 1.7%
Dendrite International, Inc.*	62,800	904,948
Epicor Software Corp.*	41,544	587,017
EPIQ Systems, Inc.*	65,300	1,210,662
Kanbay International, Inc.	17,247	274,055
Micromuse*	57,900	572,631
NDCHealth Corp.	33,386	642,013

SEE NOTES TO FINANCIAL STATEMENTS.

B46

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services & Software (cont’d.)
NetIQ Corp.*	54,000	$663,660
Take-Two Interactive Software, Inc.*	40,888	723,717
Ultimate Software Group, Inc.*	12,120	231,128

		5,809,831

Computers — 0.4%
Computer Sciences Corp.*	1,950	98,748
Perot Systems Corp. (Class “A” Stock)	88,000	1,244,320

		1,343,068

Construction — 0.5%
Beazer Homes USA, Inc.(a)	9,119	664,228
Builders Firstsource, Inc.*	10,476	223,872
Champion Enterprises, Inc.*	14,207	193,499
Infrasource Services, Inc.*	30,144	394,284
Modtech Holdings, Inc.*(a)	26,782	250,144
WCI Communities, Inc.*(a)	6,857	184,110

		1,910,137

Consumer Products & Services — 1.9%
Chattem, Inc.	8,546	310,989
Clorox Co.	5,857	333,205
Elizabeth Arden, Inc.*	67,359	1,351,221
Fossil, Inc.(a)	34,502	742,138
Helen of Troy Ltd. (Bermuda)*	46,584	750,468
Leapfrog Enterprises, Inc.*(a)	92,083	1,072,767
Newell Rubbermaid, Inc.	14,897	354,251
Oneida Ltd.*(a)	70,921	56,027
Playtex Products, Inc.*	90,425	1,236,110
Reynolds, (R.J.) Tobacco Holdings, Inc.	3,036	289,422

		6,496,598

Containers & Packaging — 0.9%
Packaging Corp. of America	13,455	308,792
Smurfit-Stone Container Corp.	189,000	2,678,130

		2,986,922

Distribution/Wholesale — 1.1%
CDW Corp.	4,088	235,346
Hughes Supply, Inc.	48,364	1,733,849
Ingram Micro, Inc. (Class “A” Stock)*	9,178	182,918
NuCo2, Inc.*	14,391	401,221
ScanSource, Inc.*	9,538	521,538
Tech Data Corp.*	22,000	872,960

		3,947,832

Diversified — 1.8%
Actuant Corp. (Class “A” Stock)(a)	10,000	558,000
Carlisle Cos., Inc.	2,802	193,758
Lydall, Inc.*	71,743	584,705
Matthews International Corp. (Class “A” Stock))	3,882	141,344
Pentair, Inc.	62,300	2,150,596
Roper Industries, Inc.	56,300	2,224,413
Technology Investment Capital Corp.	30,457	459,901

		6,312,717

Diversified Financial Services — 0.1%
CIT Group, Inc.	7,157	370,589

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electric
Central Vermont Public Service Corp.	6,804	$122,540

Electric Utilities — 0.2%
Entergy Corp.	7,400	508,010

Electronic Components — 1.1%
Amphenol Corp.	5,348	236,703
Bel Fuse, Inc. (Class “B” Stock)	15,300	486,540
CyberOptics Corp.*	24,796	334,250
EDO Corp.	21,297	576,297
Freescale Semiconductor, Inc. (Class “A” Stock) *	2,648	66,703
GrafTech International Ltd.*	238,144	1,481,256
LoJack Corp.*	27,734	669,221

		3,850,970

Electronics — 0.3%
Woodhead Industries, Inc.	79,700	1,105,439

Engineering/Construction — 0.5%
EMCOR Group, Inc.*	24,400	1,647,732

Entertainment — 0.1%
Activision, Inc.*(a)	25,253	346,976

Entertainment & Leisure — 0.9%
Atari, Inc.*	287,906	310,938
Harrah’s Entertainment, Inc.	8,551	609,601
Isle of Capri Casinos*(a)	11,979	291,808
K2, Inc.*	135,459	1,369,491
Pegasus Solutions, Inc.*	56,000	502,320

		3,084,158

Environmental Services — 0.4%
Republic Services, Inc.	9,294	348,990
TRC Cos., Inc.*	9,941	108,854
Waste Connections, Inc.*(a)	30,096	1,037,108

		1,494,952

Equipment Services — 0.4%
Aaron Rents, Inc.	60,733	1,280,252

Exchange Traded Funds — 3.8%
Ishares Nasdaq Biotech Index(a)	22,800	1,761,072
Ishares Russell 2000 Value Index Fund(a)	173,878	11,463,777

		13,224,849

Financial – Bank & Trust — 7.5%
Banctrust Financial Group, Inc.	21,100	424,110
Central Pacific Financial Corp.*	70,922	2,547,518
Citizens Banking Corp.	51,305	1,423,714
City Bank/Lynnwood WA	6,300	224,091
Commerce Bancshares, Inc.	2,481	129,310
Cullen Frost Bankers, Inc.	29,100	1,562,088
First Charter Corp.	59,500	1,407,770
First Oak Brook Bancshares, Inc.	9,532	266,419
First State Bancorporation	60,400	1,448,996
FirstMerit Corp.	10,389	269,179
IBERIABANK Corp.	33,092	1,688,023
Investors Financial Services Corp.	23,907	880,495
Irwin Financial Corp.	24,514	525,090
M&T Bank Corp.	4,190	456,919
Main Street Banks, Inc.	30,658	834,817

SEE NOTES TO FINANCIAL STATEMENTS.

B47

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial – Bank & Trust (cont’d.)
Midwest Banc Holdings, Inc.	64,847	$1,442,846
Millennium Bankshares Corp.*	33,441	289,265
Nexity Financial Corp.	13,236	177,362
Northern Trust Corp.	5,802	300,660
Placer Sierra Bancshares	18,337	508,118
Prosperity Bancshares, Inc.	9,281	266,736
Signature Bank*	29,731	834,549
Southcoast Financial Corp.*	11,012	265,389
Sterling Bancorp	44,696	881,852
Sun Bancorp, Inc.*	3,292	65,017
Texas United Bancshares, Inc.	13,247	240,566
Tompkins Trustco, Inc.	9,100	407,680
UCBH Holdings, Inc.	119,700	2,140,236
Umpqua Holdings Corp.	69,800	1,991,394
United Community Banks, Inc.	28,800	767,808
Webster Financial Corp.	22,700	1,064,630
Zions Bancorporation	7,603	574,483

		26,307,130

Financial Services — 5.2%
Accredited Home(a)	51,967	2,576,524
Affiliated Managers Group, Inc.*	16,851	1,352,293
American Capital Strategies Ltd.	3,423	123,947
Apollo Investment Corp.	60,980	1,093,371
BankUnited Financial Corp. (Class “A” Stock)*	38,950	1,034,902
Bear Stearns Cos., Inc.	4,502	520,116
Berkshire Hills Bancorp, Inc.	17,186	575,731
Brookline Bancorp, Inc.	45,416	643,545
Capital Source, Inc.*(a)	47,230	1,057,952
Eaton Vance Corp.	5,260	143,914
Fidelity Bankshares, Inc.	36,314	1,187,468
Financial Federal Corp.(a)	54,743	2,433,326
First Niagara Financial Group, Inc.	103,794	1,501,899
Knight Trading Group, Inc. (Class “A” Stock)*	86,190	852,419
PFF Bancorp, Inc.	60,293	1,840,142
Portfolio Recovery Associates, Inc.*	30,100	1,397,844

		18,335,393

Foods — 1.0%
Archer-Daniels-Midland Co.	12,378	305,242
Corn Products International, Inc.	19,115	456,657
Del Monte Foods Co.*	225,100	2,347,793
Smithfield Foods, Inc.*	10,130	309,978

		3,419,670

Forest Products — 0.2%
Pope & Talbot, Inc.	96,000	799,680

Hand/Machine Tools — 0.3%
Snap-On, Inc.	27,900	1,047,924

Healthcare Services — 1.3%
AMERIGROUP Corp.*	52,600	1,023,596
Apria Healthcare Group, Inc.*	60,486	1,458,317
Coventry Health Care, Inc.*	3,750	213,600
Health Net, Inc.*	5,600	288,680
National Dentex Corp.*	4,900	110,446
Rehabcare Group, Inc.*	71,300	1,440,260

		4,534,899

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Home Furnishings — 0.3%
Furniture Brands International, Inc.	54,000	$1,205,820

Hotels & Motels — 0.3%
Aztar Corp.*	31,648	961,783

Household Durables — 0.1%
Lennar Corp. (Class “A” Stock)(a)	7,649	466,742

Industrial Products — 0.1%
Cooper Industries Ltd. (Class “A” Stock) (Bermuda)	5,220	381,060

Insurance — 4.7%
Ambac Financial Group, Inc.	8,686	669,343
Aspen Insurance Holdings, Ltd. (Bermuda)*	15,488	366,601
Assurant, Inc.	3,370	146,561
CNA Financial Corp.*	70,792	1,031,440
Donegal Group, Inc.	14,876	345,718
EMC Insurance Group, Inc.	58,300	1,162,502
Everest Reinsurance Group Ltd. (Bermuda)	4,169	418,359
Midland Co. (The)	24,591	886,260
National Atlantic Holdings Corp.*	13,283	145,449
Navigators Group, Inc.*	14,379	627,068
NYMAGIC, Inc.	10,310	255,585
PartnerRe Ltd. (Bermuda)	4,018	263,862
PMI Group, Inc. (The)	59,045	2,424,978
ProAssurance Corp.*	23,955	1,165,171
Procentury Corp.	43,519	467,829
PXRE Group Ltd. (Bermuda) (a)	22,616	293,103
RenaissanceRe Holdings Ltd.	5,373	237,003
Republic Companies Group, Inc.	31,617	489,431
Rli Corp.	50,143	2,500,632
StanCorp Financial Group, Inc.	16,187	808,541
Torchmark Corp.	6,617	367,905
Triad Guaranty, Inc.*	29,400	1,293,306
Willis Group Holdings Ltd.	5,667	209,339

		16,575,986

Insurance – Life Insurance — 0.2%
American Equity Investment Life Holding Co.	43,266	564,621

Internet Services — 0.9%
Autobytel, Inc.*	74,926	370,134
Avocent Corp.*	2,513	68,329
Lionbridge Technologies, Inc.*	194,891	1,368,135
McAfee, Inc.*	37,600	1,020,088
NetBank, Inc.	53,183	381,854

		3,208,540

Machinery & Equipment — 3.4%
Albany International Corp. (Class “A” Stock)	57,000	2,061,120
Applied Industrial Technologies, Inc.	8,176	275,449
Baldor Electric Co.	20,093	515,386
Franklin Electric Co., Inc.	14,228	562,575
IDEX Corp.	54,900	2,256,939
Kennametal, Inc.	30,600	1,561,824
Lindsay Manufacturing Co.	17,800	342,294
Sauer-Danfoss, Inc.	67,100	1,262,151

SEE NOTES TO FINANCIAL STATEMENTS.

B48

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery & Equipment (cont’d.)
Stanley Works (The)	4,882	$234,531
Tennant Co.	5,696	296,192
Terex Corp.*	12,428	738,223
Wabtec Corp.	59,800	1,608,620
Zebra Technologies Corp. (Class “A” Stock)	8,450	362,083

		12,077,387

Medical Supplies & Equipment — 0.8%
Biosite, Inc.(a)	3,734	210,187
Cardiac Science Corp.	39,783	360,036
Encore Medical Corp.	111,447	551,663
PSS World Medical, Inc.*	53,270	790,527
Symmetry Medical, Inc.	30,389	589,243
Thermogenesis Corp.*	25,350	122,440

		2,624,096

Metals & Mining — 3.1%
Allegheny Technologies, Inc.	4,760	171,741
Carpenter Technology Corp.	2,237	157,641
Commercial Metals Co.	38,308	1,438,082
Earle M. Jorgensen Co.*	69,711	643,433
Gibraltar Industries, Inc.	72,700	1,667,738
Kaydon Corp.	57,500	1,848,050
Mueller Industries, Inc.	72,101	1,977,009
Oregon Steel Mills, Inc.*	30,138	886,660
Schnitzer Steel Industries, Inc. (Class “A” Stock)	4,794	146,649
Timken Co.	64,600	2,068,492

		11,005,495

Miscellaneous Manufacturers — 0.5%
AptarGroup, Inc.	31,000	1,618,200

Multi-line Retail — 0.2%
J.C. Penney Co., Inc.	13,965	776,454

Networking/Telecom Equipment — 0.2%
Aeroflex, Inc.*	78,441	843,241

Office Equipment — 0.7%
IKON Office Solutions, Inc.	115,300	1,200,273
John H. Harland Co.	29,900	1,124,240

		2,324,513

Oil Field Equipment & Services
Grant Prideco, Inc.*	3,100	136,772

Oil, Gas & Consumable Fuels — 6.6%
AGL Resources, Inc.	14,394	501,055
BJ Services Co.	12,986	476,197
Denbury Resources, Inc.	77,300	1,760,894
EOG Resources, Inc.	9,731	713,963
Hydril Co.*	6,831	427,621
National-Oilwell Varco, Inc.*	35,900	2,250,930
New Jersey Resources Corp.	19,000	795,910
Newfield Exploration Co.*	28,800	1,442,016
Northwest Natural Gas Co.	54,386	1,858,914
Oil States International*	30,708	972,829
Parallel Petroleum Corp.*	35,305	600,538
Petroleum Development Corp.*	5,596	186,571
Range Resources Corp.	119,702	3,152,949

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels (cont’d.)
South Jersey Industries, Inc.	16,009	$466,502
Southwest Gas Corp.	18,739	494,710
Superior Well Services, Inc.	25,986	617,427
Todco (Class “A” Stock)*	35,200	1,339,712
W-H Energy Services, Inc.*	17,575	581,381
Western Gas Resource, Inc.	8,361	393,720
Whiting Petroleum Corp.*	45,134	1,805,360
Williams Cos., Inc.	22,232	515,115
XTO Energy, Inc.	43,400	1,906,996

		23,261,310

Paper & Forest Products — 0.3%
Caraustar Industries, Inc.*	135,059	1,173,663

Petroleum Exploration & Production — 0.3%
Delta Petroleum Corp.*(a)	30,191	657,258
Ultra Petroleum Corp.	5,000	279,000

		936,258

Pharmaceuticals — 1.4%
Bentley Pharmaceuticals, Inc.	120,500	1,977,405
Charles River Laboratories International, Inc.*(a)	8,619	365,187
Medarex, Inc.*(a)	60,375	836,194
MedImmune, Inc.*	11,538	404,061
Prestige Brands Holdings, Inc.*	54,444	680,550
Salix Pharmaceuticals Ltd.*	26,300	462,354

		4,725,751

Printing & Publishing — 0.2%
Dow Jones & Co., Inc.	8,112	287,895
Journal Register Co.*	36,344	543,343

		831,238

Real Estate — 0.1%
Plum Creek Timber Co.	10,373	373,947

Real Estate Investment Trust — 5.6%
American Land Lease, Inc.	28,600	676,962
Cogdell Spencer, Inc.	15,515	262,048
Commercial Net Lease Realty, Inc.	51,163	1,042,190
Cousins Properties, Inc.	46,700	1,321,610
Crane Co.	61,700	2,176,159
Developers Diversified Realty Corp.	7,179	337,557
Duke Realty Corp.	20,200	674,680
Entertainment Properties Trust	16,779	683,744
Equity One, Inc.	44,100	1,019,592
Equity Residential Properties Trust	3,712	145,213
Healthcare Realty Trust, Inc.	1,767	58,788
Host Marriot Corp.	62,900	1,191,955
iStar Financial, Inc.	11,275	401,954
LaSalle Hotel Properties	61,283	2,250,312
Lexington Corp. Properties Trust	39,418	839,603
Liberty Property Trust	21,480	920,418
MFA Mortgage Investments, Inc.	115,610	658,977
Pan Pacific Retail Properties, Inc.	24,700	1,652,183
Parkway Properties, Inc.	25,008	1,003,821
Post Properties, Inc.	8,568	342,292
Prentiss Properties Trust	20,745	843,907
Rait Investment	39,453	1,022,622

		19,526,587

SEE NOTES TO FINANCIAL STATEMENTS.

B49

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust – Apartment — 0.3%
American Campus Communities, Inc.*	6,573	$163,011
Apartment Investment & Management Co. (Class “A” Stock)	9,085	344,049
Town & Country Trust*(a)	13,388	452,648

		959,708

Real Estate Investment Trust – Hotels
Hersha Hospitality Trust	17,098	154,053

Real Estate Investment Trust – Office Industrial — 0.6%
Biomed Realty Trust, Inc.	29,785	726,754
Brandywine Realty Trust	41,004	1,144,421
Columbia Equity Trust, Inc.	4,454	71,932
Corporate Office Properties Trust	6,531	232,112

		2,175,219

Real Estate Investment Trust – Other Reit — 0.8%
Agree Realty Corp.	19,136	553,030
Centacore Properties Trust	26,787	719,767
Digital Realty Trust, Inc.	15,887	359,523
Omega Healthcare Investors, Inc.	59,928	754,493
Spirit Finance Corp.*	31,857	361,577

		2,748,390

Restaurants — 0.4%
BUCA, Inc.*	28,916	157,592
CEC Entertainment, Inc.*	32,612	1,110,112
Ruby Tuesday, Inc.	5,767	149,308

		1,417,012

Retail — 0.1%
Charming Shoppes, Inc.*	19,938	263,182

Retail & Merchandising — 4.4%
Big Lots, Inc.*	44,121	529,893
California Pizza Kitchen, Inc.*	12,908	412,669
Cato Corp. (Class “A” Stock)	100,500	2,155,725
Deb Shops, Inc.	28,000	832,440
Dillard’s, Inc. (Class “A” Stock)	46,700	1,159,094
Dress Barn, Inc.*	15,354	592,818
Federated Department Stores, Inc.	4,356	288,934
Fox & Hound Restaurant Group*	11,303	173,953
Insight Enterprises, Inc.*	92,000	1,804,120
Linens ‘n Things, Inc.*	43,200	1,149,120
O’ Charleys, Inc.*	104,900	1,626,999
Ross Stores, Inc.(a)	10,367	299,606
School Specialty, Inc.	14,214	517,958
Select Comfort Corp.*	78,272	2,140,739
Sharper Image Corp.*	5,268	51,310
The Buckle, Inc.	28,100	905,944
Tuesday Morning Corp.*	21,555	450,931
Zale Corp.*	12,501	314,400

		15,406,653

Self Storage — 0.1%
U-Store-It Trust	23,850	502,042

Semiconductors
Diodes, Inc.	1,653	51,326

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semi-Conductor & Semi-Conductor Instruments — 0.3%
Cabot Microelectronics Corp.*(a)	32,550	$954,691

Semiconductors — 2.8%
ATI Technologies, Inc.*	96,700	1,642,933
Entegris, Inc.*	30,901	291,088
Exar Corp.*	83,200	1,041,664
Fairchild Semiconductor International, Inc.*	6,220	105,180
Formfactor, Inc.*	8,374	204,577
Intergrated Device Technology, Inc.	108,288	1,427,236
Tektronix, Inc.	67,400	1,901,354
Tessera Technologies, Inc.*(a)	48,611	1,256,594
Varian Semiconductor Equipment Associates, Inc.*	42,100	1,849,453

		9,720,079

Shopping Centers — 0.1%
Acadia Realty Trust	24,851	498,263

Technology – Computer Software — 0.1%
Viisage Technology, Inc.*	24,322	428,310

Telecommunications — 2.2%
ADC Telecommunications, Inc.	8,450	188,773
Alaska Communications Systems Group, Inc.	18,540	188,366
Andrew Corp.	26,534	284,710
Anixter International, Inc.	43,324	1,694,835
Black Box Corp.	35,000	1,658,300
Ditech Communications Corp.	41,956	350,333
Dobson Communications Corp.*	67,888	509,160
Leap Wireless International, Inc.*	7,848	297,282
RCN Corp.(a)	15,029	352,430
UbiquiTel, Inc.*	23,452	231,940
West Corp.*	46,244	1,949,185

		7,705,314

Transportation — 1.4%
Arkansas Best Corp.(a)	44,500	1,943,760
Forward Air Corp.	3,988	146,160
Heartland Express, Inc.	17,816	361,487
Kirby Corp.*	27,700	1,445,109
Norfolk Southern Corp.	6,900	309,327
SCS Transportation, Inc.*	27,393	582,101
Teekay Shipping Corp.(a)	5,641	225,076

		5,013,020

Utilities — 2.0%
Avista Corp.	16,226	287,363
CH Energy Group, Inc.	59	2,708
Cleco Corp.	26,179	545,832
CMS Energy Corp.*	3,905	56,662
Edison International	11,076	483,024
El Paso Electric Co.	78,611	1,653,975
FirstEnergy Corp.	3,526	172,739
MGE Energy, Inc.	15,065	510,854
Northeast Utilities	6,134	120,779
PG&E Corp.	15,569	577,921
PNM Resources, Inc.	2,994	73,323
PPL Corp.	23,918	703,189
Public Service Enterprise Group, Inc.	1,407	91,413

SEE NOTES TO FINANCIAL STATEMENTS.

B50

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utilities (cont’d.)
Sierra Pacific Resources	24,895	$324,631
Unisource Energy Corp.	8,092	252,470
Westar Energy, Inc.	34,950	751,425
Wisconsin Energy Corp.	5,769	225,337

		6,833,645

TOTAL LONG-TERM INVESTMENTS (cost $316,678,893)		330,171,533

SHORT-TERM INVESTMENT — 13.9%
Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $48,715,973, included $32,114,160 of cash collateral for securities on loan)(b)(w)(Note 4)	48,715,973	48,715,973

TOTAL INVESTMENTS — 108.0% (cost $365,394,866; Note 6)		378,887,506
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.0)%		(28,183,165)

NET ASSETS — 100.0%		$350,704,341

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $30,938,521; cash collateral of $32,114,160 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B51

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 as follows:

Mutual Fund (including 9.2% of collateral received for securities on loan)	13.9%
Oil, Gas & Consumable Fuels	6.6
Real Estate Investment Trust	5.6
Financial Services	5.2
Insurance	4.7
Retail & Merchandising	4.4
Exchange Traded Funds	3.8
Machinery & Equipment	3.4
Metals & Mining	3.1
Commercial Services	2.8
Semiconductors	2.8
Chemicals	2.5
Aerospace	2.4
Telecommunications	2.2
Utilities	2.0
Consumer Products & Services	1.9
Diversified	1.8
Computer Services & Software	1.7
Pharmaceuticals	1.4
Transportation	1.4
Healthcare Services	1.3
Computer Hardware	1.2
Automotive Parts	1.1
Distribution/Wholesale	1.1
Electronic Components	1.1
Clothing & Apparel	1.0
Foods	1.0
Banks	0.9
Building Materials	0.9
Commercial Banks	0.9
Containers & Packaging	0.9
Entertainment & Leisure	0.9
Internet Services	0.9
Airlines	0.8
Automobile Manufacturers	0.8
Medical Supplies & Equipment	0.8
Real Estate Investment Trust – Other Reit	0.8
Business Services	0.7
Office Equipment	0.7
Auto Components	0.6
Real Estate Investment Trust – Office Industrial	0.6
Construction	0.5
Engineering/Construction	0.5
Miscellaneous Manufacturers	0.5
Computers	0.4
Environmental Services	0.4
Equipment Services	0.4
Restaurants	0.4
Advertising	0.3
Electronics	0.3
Hand/Machine Tools	0.3
Home Furnishings	0.3
Hotels & Motels	0.3
Paper & Forest Products	0.3
Petroleum Exploration & Production	0.3
Real Estate Investment Trust – Apartment	0.3
Semi-Conductor & Semi-Conductor Instruments	0.3

Electric Utilities	0.2%
Forest Products	0.2
Insurance – Life Insurance	0.2
Multiline Retail	0.2
Networking/Telecom Equipment	0.2
Printing & Publishing	0.2
Diversified Financial Services	0.1
Entertainment	0.1
Household Durables	0.1
Industrial Products	0.1
Real Estate	0.1
Retail	0.1
Self Storage	0.1
Shopping Centers	0.1
Technology – Computer Software	0.1

108.0
Liabilities in excess of other assets	(8.0)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B52

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 98.8%		Value (Note 2)
COMMON STOCKS	Shares
Apparel — 2.7%
Nike, Inc. (Class “B” Stock)	25,300	$2,195,787

Biotechnology — 5.2%
Amgen, Inc.*	29,100	2,294,826
Genentech, Inc.*	20,900	1,933,250

		4,228,076

Capital Markets — 6.9%
Charles Schwab Corp. (The)	120,300	1,764,801
Franklin Resources, Inc.	17,500	1,645,175
Merrill Lynch & Co., Inc.	32,500	2,201,225

		5,611,201

Communication Equipment — 4.1%
Juniper Networks, Inc.*	57,500	1,282,250
Qualcomm, Inc.	46,500	2,003,220

		3,285,470

Computers & Peripherals — 5.0%
Apple Computer, Inc.*	56,300	4,047,407

Consumer Finance — 2.8%
American Express Co.	43,700	2,248,802

Consumer Products & Services — 4.9%
Procter & Gamble Co.	68,200	3,947,416

Diversified Financial Services — 1.0%
Goldman Sachs Group, Inc.	6,200	791,802

Food & Staples Retailing — 2.4%
Whole Foods Market, Inc.	25,200	1,950,228

Health Care Equipment & Supplies — 0.8%
St. Jude Medical, Inc.*	13,200	662,640

Health Care Providers & Services — 8.4%
Caremark Rx, Inc.*	39,000	2,019,810
UnitedHealth Group, Inc.	77,100	4,790,994

		6,810,804

Industrial Conglomerates — 2.2%
General Electric Co.	51,800	1,815,590

Insurance — 3.3%
ACE Ltd.	22,900	1,223,776
American International Group, Inc.	21,200	1,446,476

		2,670,252

Internet & Catalog Retail — 4.6%
eBay, Inc.	85,650	3,704,362

Internet Software & Services — 8.9%
Google, Inc. (Class “A” Stock)*	10,720	4,447,299
Yahoo!, Inc.*	71,500	2,801,370

		7,248,669

Medical Supplies & Equipment — 0.9%
Zimmer Holdings, Inc.*	11,150	751,956

Multiline Retail — 2.5%
Target Corp.	36,900	2,028,393

Oil & Gas Drilling — 2.7%
Nabors Industries Ltd.*	28,500	2,158,875

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil, Gas & Consumable Fuels — 6.2%
Halliburton Co.	12,100	$749,716
Occidental Petroleum Corp.	26,700	2,132,796
Schlumberger Ltd.	22,200	2,156,730

		5,039,242

Pharmaceuticals — 7.9%
Alcon, Inc. (Switzerland)	9,600	1,244,160
Gilead Sciences, Inc.*	36,900	1,942,047
Roche Holdings, Ltd., ADR (Switzerland)	26,000	1,946,129
Teva Pharmaceutical Industries Ltd., ADR (Israel)	29,700	1,277,397

		6,409,733

Semi-Conductors — 4.4%
Marvell Technology Group Ltd.* (Bermuda)	64,300	3,606,587

Software — 6.9%
Adobe Systems, Inc.	71,100	2,627,856
Electronic Arts, Inc.*	15,900	831,729
Microsoft Corp.	82,700	2,162,605

		5,622,190

Specialty Retail — 2.3%
Lowe’s Cos., Inc.	27,450	1,829,817

Telecommunications — 1.8%
Corning, Inc.*	73,600	1,446,976

TOTAL LONG-TERM INVESTMENTS (cost $67,414,573)		80,112,275

SHORT-TERM INVESTMENT — 1.0%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (w) (cost $785,524) (Note 4)	785,524	785,524

TOTAL INVESTMENTS — 99.8% (cost $68,200,097)		80,897,799
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		156,236

NET ASSETS — 100.0%		$81,054,035

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B53

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 was as follows:

Internet Software & Services	8.9%
Health Care Providers & Services	8.4
Pharmaceuticals	7.9
Capital Markets	6.9
Software	6.9
Oil, Gas & Consumable Fuels	6.2
Biotechnology	5.2
Computers & Peripherals	5.0
Consumer Products & Services	4.9
Internet & Catalog Retail	4.6
Semi-Conductors	4.4
Communication Equipment	4.1
Insurance	3.3
Consumer Finance	2.8
Apparel	2.7
Oil & Gas Drilling	2.7
Multiline Retail	2.5
Food & Staples Retailing	2.4
Specialty Retail	2.3
Industrial Conglomerates	2.2
Telecommunications	1.8
Diversified Financial Services	1.0
Mutual Fund	1.0
Medical Supplies & Equipment	0.9
Health Care Equipment & Supplies	0.8

99.8
Other assets in excess of liabilities	0.2

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B54

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 97.0%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 1.3%
Lamar Advertising Co.*	20,700	$955,098

Aerospace/Defense — 0.9%
General Dynamics Corp.	5,700	650,085

Airlines — 1.3%
Southwest Airlines Co.	60,400	992,372

Cable Television — 2.5%
Rogers Communications, Inc. (Class “B” Stock)	43,700	1,846,762

Computer Services & Software — 10.7%
Automatic Data Processing, Inc.	22,000	1,009,580
Electronic Arts, Inc.*	7,000	366,170
EMC Corp.*	85,000	1,157,700
Microsoft Corp.	109,400	2,860,810
NAVTEQ Corp.*	15,900	697,533
Oracle Corp.*	89,200	1,089,132
Red Hat, Inc.*	24,900	678,276

		7,859,201

Computers — 2.5%
Dell, Inc.	60,600	1,817,394

Consumer Products & Services — 1.8%
Accenture Ltd. (Class “A” Stock)*	47,300	1,365,551

Drugs & Medicine — 9.4%
Amgen, Inc.	18,600	1,466,796
Caremark Rx, Inc.*	15,100	782,029
Genentech, Inc.*	10,800	999,000
Gilead Sciences, Inc.*	20,600	1,084,178
Humana, Inc.	11,300	613,929
St. Jude Medical, Inc.*	16,000	803,200
WellPoint, Inc.*	14,900	1,188,871

		6,938,003

Education — 1.1%
Apollo Group, Inc. (Class “A” Stock)*	13,600	822,256

Electronic Components — 2.1%
Garmin Ltd.	11,400	756,390
Harman International Industries, Inc.	7,800	763,230

		1,519,620

Farming & Agriculture — 1.4%
Monsanto Co.	13,000	1,007,890

Financial – Bank & Trust — 2.4%
State Street Corp.	32,100	1,779,624

Financial Services — 7.8%
Ameritrade Holding Corp.*	57,200	1,372,800
Citigroup, Inc.	25,900	1,256,927
Franklin Resources, Inc.	9,100	855,491
Legg Mason, Inc.	5,800	694,202
SLM Corp.	28,300	1,559,047

		5,738,467

Food & Staples Retailing — 4.3%
Sysco Corp.	39,100	1,214,055
Wal-Mart Stores, Inc.	42,200	1,974,960

		3,189,015

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Providers & Services — 3.5%
UnitedHealth Group, Inc.	41,700	$2,591,238

Hotels, Restaurants & Leisure — 4.6%
Carnival Corp. (Panama)	23,400	1,251,198
International Game Technology	40,000	1,231,200
Wynn Resorts Ltd.*	16,100	883,085

		3,365,483

Internet Services — 3.8%
Google, Inc. (Class “A” Stock)*	3,300	1,369,038
Yahoo!, Inc.*	37,100	1,453,578

		2,822,616

Manufacturing — 2.4%
Danaher Corp.	32,000	1,784,960

Media — 0.9%
E.W. Scripps Co., (Class “A” Stock)	14,400	691,488

Medical Supplies & Equipment — 3.7%
Cardinal Health, Inc.	8,700	598,125
Medtronic, Inc.	27,100	1,560,147
Sepracor, Inc.*	10,700	552,120

		2,710,392

Oil, Gas & Consumable Fuels — 1.8%
Schlumberger Ltd.	6,300	612,045
Transocean, Inc. (Cayman Islands)*	10,300	717,807

		1,329,852

Retail & Merchandising — 5.4%
Kohl’s Corp.*	29,300	1,423,980
PETsMART, Inc.	25,200	646,632
Starbucks Corp.*	10,300	309,103
Target Corp.	9,800	538,706
Walgreen Co.	23,800	1,053,388

		3,971,809

Semiconductors — 9.9%
Analog Devices, Inc.	50,800	1,822,196
Intel Corp.	73,400	1,832,064
Marvell Technology Group Ltd. (Bermuda)*	14,700	824,523
Maxim Integrated Products, Inc.	33,800	1,224,912
Xilinx, Inc.	63,900	1,610,919

		7,314,614

Telecommunications — 7.0%
American Tower Corp. (Class “A” Shares)	38,400	1,040,640
Corning, Inc.*	50,100	984,966
Juniper Networks, Inc.*	66,500	1,482,950
Nextel Partners, Inc. (Class “A” Stock)*	59,900	1,673,606

		5,182,162

Utilities — 4.5%
General Electric Co.	94,700	3,319,235

TOTAL LONG-TERM INVESTMENTS (cost $66,832,319)		71,565,187

SEE NOTES TO FINANCIAL STATEMENTS.

B55

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
SHORT-TERM INVESTMENT — 3.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series(w) (cost $2,632,964) (Note 4)	2,632,964	$2,632,964

TOTAL INVESTMENTS — 100.6% (cost $69,465,283)		74,198,151
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(418,124)

NET ASSETS — 100.0%		$73,780,027

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

Computer Services & Software	10.7%
Semiconductors	9.9
Drugs & Medicine	9.4
Financial Services	7.8
Telecommunications	7.0
Retail & Merchandising	5.4
Hotels, Restaurants & Leisure	4.6
Utilities	4.5
Food & Staples Retailing	4.3
Internet Services	3.8
Medical Supplies & Equipment	3.7
Affiliated Money Market Mutual Fund	3.6
Health Care Providers & Services	3.5
Cable Television	2.5
Computers	2.5
Financial – Bank & Trust	2.4
Manufacturing	2.4
Electronic Components	2.1
Consumer Products & Services	1.8
Oil, Gas & Consumable Fuels	1.8
Farming & Agriculture	1.4
Advertising	1.3
Airlines	1.3
Education	1.1
Aerospace/Defense	0.9
Media	0.9

100.6
Liabilities in excess of other assets	(0.6)

Total	100.0%

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B56

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 95.1%		Value (Note 2)
COMMON STOCKS — 92.3%	Shares
Australia — 2.9%
BHP Billiton Ltd.	283,500	$4,721,608
Macquarie Bank Ltd.	94,400	4,690,840
Sigma Pharmaceuticals Ltd.	417,334	955,086
Toll Holdings Ltd.	305,300	3,321,776

		13,689,310

Austria — 1.8%
Erste Bank der Oesterreichischen Sparkassen AG	83,400	4,645,566
Raiffeisen International Bank Holding AG*	61,100	4,018,261

		8,663,827

Brazil — 1.0%
Companhia de Concessoes Rodviarias (CCR)	25,800	816,490
Natura Cosmeticos SA	35,500	1,563,439
Petroleo Brasileiro SA	142,700	2,270,824

		4,650,753

Canada — 5.3%
Canadian National Railway Co.	133,150	10,668,494
Manulife Financial Corp.	125,700	7,382,287
Research in Motion Ltd.*	74,150	4,895,705
Shoppers Drug Mart Corp.	58,900	2,228,416

		25,174,902

Colombia — 0.4%
Bancolombia SA, ADR	62,000	1,787,460

France — 8.5%
BNP Paribas SA	81,500	6,594,913
Dassault Systemes SA	49,900	2,817,350
Essilor International SA	45,200	3,649,520
Eurazeo	20,900	2,181,130
Hermes International Designs	19,300	4,828,027
Iliad SA	16,500	1,021,642
Sanofi-Aventis	128,200	11,231,368
Technip SA	61,600	3,704,737
Vinci SA	53,200	4,575,728

		40,604,415

Germany — 7.3%
Bijou Brigitte AG	4,800	1,298,495
Continental AG	96,900	8,601,657
E.ON AG	73,800	7,635,387
Gehe AG	57,640	4,958,294
SAP AG	69,100	12,529,575

		35,023,408

Greece — 1.7%
Coca-Cola Hellenic Bottling Co. SA	106,800	3,145,825
EFG Eurobank Ergasias	70,870	2,241,877
National Bank of Greece SA*	60,540	2,580,227

		7,967,929

Hong Kong — 3.1%
Esprit Holdings Ltd.	609,300	4,321,915
Foxconn International Holding Ltd.*	1,715,000	2,799,750
Li & Fung Ltd.	1,736,000	3,340,308
Techtronic Industries Co. Ltd.	1,873,300	4,456,394

		14,918,367

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
India — 1.5%
HDFC Bank Ltd., ADR	54,100	$2,753,690
Infosys Technologies Ltd., ADR	54,800	4,431,128

		7,184,818

Ireland — 2.0%
Anglo Irish Bank Corp. PLC	301,300	4,573,675
Ryanair Holdings PLC, ADR*(a)	86,800	4,859,932

		9,433,607

Italy — 2.0%
Luxottica Group SpA	262,800	6,667,461
Saipem SpA	174,400	2,861,690

		9,529,151

Japan — 21.9%
Aeon Credit Service Co. Ltd.	22,500	2,129,093
Aeon Mall Co. Ltd.	56,800	2,768,293
ASKUL Corp.*	19,800	614,474
Chiyoda Corp.	128,000	2,932,949
Chugai Pharmaceutical Co. Ltd.	326,000	7,014,289
Denso Corp.	320,800	11,106,315
Hoya Corp.	189,800	6,822,126
Kenedix, Inc.	212	1,335,836
Keyence Corp.	30,800	8,759,046
KK DaVinci Advisors*	166	1,247,868
Komeri Co. Ltd.	46,100	1,977,227
Misumi Corp.	33,300	1,447,599
Mitsubishi Tokyo Financial Group, Inc.	992	13,508,807
NEOMAX Co. Ltd.	40,000	1,316,923
Nidec Corp.	65,900	5,606,397
Nitto Denko Corp., ADR	52,400	4,082,612
ORIX Corp.	47,900	12,191,972
Point, Inc.	20,900	1,746,652
Ryohin Keikaku Co. Ltd.	26,900	2,353,215
Sharp Corp.	450,800	6,859,098
Shimamura Co. Ltd.	16,700	2,307,713
Sundrug Co. Ltd.	16,000	876,645
Yamada Denki Co. Ltd.	44,200	5,525,499

		104,530,648

Korea — 2.8%
Hyundai Motor Co.	45,000	4,280,945
Kookmin Bank*	49,900	3,760,798
Samsung Electronics Co. Ltd.	8,100	5,211,207

		13,252,950

Mexico — 1.8%
America Movil SA de CV, Series L	1,889,700	2,760,126
Wal-Mart de Mexico SA de CV, Series L	1,085,000	6,020,691

		8,780,817

Netherlands — 0.8%
Qaigen NV*	152,100	1,789,899
TomTom NV*	54,400	1,867,712

		3,657,611

Singapore — 0.8%
CapitaLand Ltd.	1,791,000	3,700,272

SEE NOTES TO FINANCIAL STATEMENTS.

B57

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)		Value (Note 2)
	Shares
South Africa — 1.6%
Naspers Ltd.	107,000	$1,894,124
Sasol Ltd.*	158,100	5,659,368

		7,553,492

Spain — 1.9%
Grupo Ferrovial SA	35,400	2,451,727
Industria de Diseno Textil SA	209,719	6,840,255

		9,291,982

Sweden — 0.5%
Capio AB*	63,200	1,125,659
Modern Times Group AB (Class “B” Stock)	29,300	1,222,601

		2,348,260

Switzerland — 9.1%
Actelion Ltd.*	6,100	504,600
EFG International*	56,600	1,507,553
Nobel Biocare Holding AG*	10,550	2,320,270
Phonak Holindg AG-Reg	31,000	1,335,261
Roche Holding AG, ADR	94,550	14,196,351
SGS Societe Generale*	3,680	3,102,957
Synthes, Inc.	77,900	8,750,078
UBS AG	121,320	11,549,889

		43,266,959

Taiwan — 2.6%
Hon Hai Precision Industry Co. Ltd.	1,384,441	7,607,130
MediaTek, Inc.*	429,100	5,019,763

		12,626,893

United Kingdom — 11.0%
BG Group PLC	1,361,275	13,455,129
Cairn Energy PLC*	61,100	2,018,340
Capital Group PLC	610,900	4,380,238
Carphone Warehouse Group	274,100	1,306,294
HBOS PLC	556,100	9,500,668
Reckitt Benckiser PLC	176,200	5,820,484
Standard Chartered PLC	330,000	7,352,511
Tesco PLC	1,533,300	8,745,057

		52,578,721

TOTAL COMMON STOCKS (cost $359,516,490)		440,216,552

PREFERRED STOCKS — 2.8%	Shares	Value (Note 2)
Brazil — 1.1%
Banco Itau Holding Financeira SA, 13.50%	207,790	$5,003,026

Germany — 0.3%
Porsche AG , 3.39%	1,960	1,408,433

Norway — 1.4%
Statoil ASA	294,700	6,767,887

TOTAL PREFERRED STOCKS (cost $9,067,316)		13,179,347

TOTAL LONG-TERM INVESTMENTS (cost $368,583,806)		453,395,898

SHORT-TERM INVESTMENT — 4.8%
Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $22,730,064; includes $5,052,456 of cash collateral received for securities on loan)(b)(w)(Note 4)	22,730,064	22,730,064

TOTAL INVESTMENTS(o) — 99.9% (cost $391,313,870)		476,125,962
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		526,735

NET ASSETS — 100.0%		$476,652,697

SEE NOTES TO FINANCIAL STATEMENTS.

B58

SP WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,811,333; cash collateral of $5,052,456 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2005, 39 securities representing $170,271,932 and 35.37% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

The country classification of portfolio holdings and assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Japan	21.9%
United Kingdom	11.0
Switzerland	9.1
France	8.5
Germany	7.3
Canada	5.3
Mutual Fund (Including 1.1% of collateral received for securities on loan)	4.8
Hong Kong	3.1
Australia	2.9
Korea	2.8
Preferred Stocks	2.8
Taiwan	2.6
Ireland	2.0
Italy	2.0
Spain	1.9
Austria	1.8
Mexico	1.8
Greece	1.7
South Africa	1.6
India	1.5
Brazil	1.0
Netherlands	0.8
Singapore	0.8
Sweden	0.5
Colombia	0.4

99.9
Other assets in excess of liabilities	0.1

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B59

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of 32 Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to seventeen Portfolios: SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio (formerly SP State Street Research Small Cap Growth Portfolio), SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, SP T. Rowe Price Large Cap Growth Portfolio (formerly SP Alliance Berstein Large Cap Growth Portfolio) and SP William Blair International Growth Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund and American Skandia Trust Portfolios.

SP AIM Core Equity Portfolio:    Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in certain other Series Fund and American Skandia Trust Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund and American Skandia Trust Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and American Skandia Trust Portfolios.

SP Large Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 100 Index).

SP LSV International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Mid-Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP Small Cap Growth Portfolio:    Long-term capital growth by investing mostly in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not with market capitalizations under $2.5 billion.

SP Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

SP T. Rowe Price Large Cap Growth Portfolio:    Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations.

SP William Blair International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, the SP AIM Core Equity Portfolio, SP Davis Value Portfolio, SP LSV International Value Portfolio and SP William Blair International Growth Portfolio held foreign securities whose value required adjustment in accordance with such procedures.

C2

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2005 include registration rights, under which the Portfolios may demand registration by the issuer, of which the Portfolio may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Certain restricted securities were deemed liquid by procedures adopted by the Board of Directors.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities in the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This

C3

gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Loan Participations:    The SP PIMCO High Yield Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options is included in net realized gains (losses) on investment transactions. Gains (losses) on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

C4

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The Portfolios may enter into swap agreements as either the protection buyer or seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios’ investment advisor (see Note 3).

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

C5

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The SP PIMCO High Yield and SP PIMCO Total Return Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AIM Capital Management, Inc. (“AIM”), Alliance Capital Management, LP (“Alliance”), Davis Selected Advisers, LP (“Davis”), Calamos Investments (“Calamos”), Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), Neuberger Berman Management, Inc. (“Neuberger Berman”), T. Rowe Price Associates, Inc. (“T. Rowe”), William Blair & Company LLC (“William Blair”), Eagle Asset Management (“Eagle”), Pacific Investment Management Company LLC (“PIMCO”) and Salomon Brothers Asset Management Inc. (“Salomon”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.05%
SP AIM Core Equity Portfolio	0.85	0.85
SP Balanced Asset Allocation Portfolio	0.05	0.05
SP Conservative Asset Allocation Portfolio	0.05	0.05
SP Davis Value Portfolio	0.75	0.75
SP Growth Asset Allocation Portfolio	0.05	0.05
SP Large Cap Value Portfolio	0.80	0.80
SP LSV International Value Portfolio	0.90	0.90
SP Mid-Cap Growth Portfolio	0.80	0.80
SP PIMCO High Yield Portfolio	0.60	0.60
SP PIMCO Total Return Portfolio	0.60	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Growth Portfolio	0.95	0.95
SP Small Cap Value Portfolio	0.90	0.90
SP Strategic Partners Focused Growth Portfolio	0.90	0.90
SP T. Rowe Price Large Cap Growth Portfolio	0.90	0.82
SP William Blair International Growth Portfolio	0.85	0.85

C6

At December 31, 2005 the Subadvisers that provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP AIM Core Equity Portfolio	AIM
SP Davis Value Portfolio	Davis
SP Large Cap Value Portfolio	Hotchkis and Wiley, J.P. Morgan
SP LSV International Value Portfolio	LSV
SP Mid-Cap Growth Portfolio	Calamos
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Growth Portfolio	Neuberger Berman, Eagle
SP Small Cap Value Portfolio	GSAM, Salomon
SP Strategic Partners Focused Growth Portfolio	Alliance, Jennison
SP T. Rowe Price Large Cap Growth Portfolio	T. Rowe
SP William Blair International Growth Portfolio	William Blair

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than the SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense limit		Class II Expense limit
SP AIM Core Equity Portfolio	1.00%		N/A
SP Davis Value Portfolio	0.83		N/A
SP Large Cap Value Portfolio	0.90		N/A
SP LSV International Value Portfolio	1.10	**	N/A
SP Mid-Cap Growth Portfolio	1.00		N/A
SP PIMCO High Yield Portfolio	0.82		N/A
SP PIMCO Total Return Portfolio	0.76		N/A
SP Prudential U.S. Emerging Growth Portfolio	0.90		1.30%
SP Small Cap Growth Portfolio	1.15		N/A
SP Small Cap Value Portfolio	1.05		N/A
SP Strategic Partners Focused Growth Portfolio	1.25	***	1.65	***
SP T. Rowe Price Large Cap Growth Portfolio	1.02	*	N/A
SP William Blair International Growth Portfolio	1.24		1.64

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

*	Effective July 1, 2005, the SP T. Rowe Price Large Cap Growth Portfolio, PI voluntarily agreed to waive a portion of its management fee, and if necessary, reimburse the portfolio an amount equal to the amount of ordinary operating expenses (excluding interest, taxes and brokerage commissions) that exceed 1.02% (expense limitation). For the period between January 1, 2005 and June 30, 2005, this portfolio had an expense limitation of 1.10%.

C7

**	Effective July 1, 2005, the SP LSV International Value Portfolio, PI voluntarily agreed to waive a portion of its management fee, and if necessary, reimburse the portfolio an amount equal to the amount of ordinary operating expenses (excluding interest, taxes and brokerage commissions) that exceed 1.10% (expense limitation).
***	Effective July 1, 2005, the expense limitation for SP Strategic Partners Focused Growth Portfolio is 1.25% for Class I and 1.65% for Class II. For the period between January 1, 2005 and June 30, 2005, this portfolio had expense limitations of 1.01% for Class I and 1.41% for Class II.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2005, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP Davis Portfolio	$1,878
SP Mid Cap Growth Portfolio	2,069
SP Prudential U.S. Emerging Growth Portfolio .	61,164

For the year ended December 31, 2005, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, Wachovia Securities, LLC and First Clearing, LLC, affiliates of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia	First Clearing
SP Large Cap Value Portfolio	$445	$—	$—
SP Prudential U.S. Emerging Growth	3,200	1,500	—
SP Small Cap Growth Portfolio	—	1,271	—
SP Strategic Partners Focused Growth Portfolio	794	639	—

Certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are a money market mutual fund and short term bond fund, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2005 were as follows:

Cost of Purchases:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$74,801,443
SP AIM Core Equity Portfolio	24,272,784
SP Balanced Asset Allocation Portfolio	611,044,431
SP Conservative Asset Allocation Portfolio	255,122,923
SP Davis Value Portfolio	54,514,378
SP Growth Asset Allocation Portfolio	593,465,852
SP Large Cap Value Portfolio	619,506,482
SP LSV International Value Portfolio	162,127,592
SP Mid-Cap Growth Portfolio	159,207,346
SP PIMCO High Yield Portfolio	329,167,615

C8

Portfolio
SP PIMCO Total Return Portfolio	$676,240,075
SP Prudential U.S. Emerging Growth Portfolio	253,173,356
SP Small Cap Growth Portfolio	303,872,268
SP Small Cap Value Portfolio	434,481,962
SP Strategic Partners Focused Growth Portfolio	83,066,124
SP T. Rowe Price Large Cap Growth Portfolio	95,819,429
SP William Blair International Growth Portfolio	413,203,120

Proceeds from Sales:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$40,386,611
SP AIM Core Equity Portfolio	20,997,117
SP Balanced Asset Allocation Portfolio	221,348,819
SP Conservative Asset Allocation Portfolio	126,215,606
SP Davis Value Portfolio	40,081,481
SP Growth Asset Allocation Portfolio	154,542,581
SP Large Cap Value Portfolio	433,204,483
SP LSV International Value Portfolio	50,994,103
SP Mid-Cap Growth Portfolio	123,968,898
SP PIMCO High Yield Portfolio	278,167,825
SP PIMCO Total Return Portfolio	353,359,663
SP Prudential U.S. Emerging Growth Portfolio	219,008,436
SP Small Cap Growth Portfolio	363,204,623
SP Small Cap Value Portfolio	501,723,513
SP Strategic Partners Focused Growth Portfolio	74,735,793
SP T. Rowe Price Large Cap Growth Portfolio	100,657,312
SP William Blair International Growth Portfolio	394,506,992

The SP AIM Core Equity, SP PIMCO High Yield, SP PIMCO Total Return and the SP Prudential U.S. Emerging Growth Portfolios’ written options activity for the year ended December 31, 2005 were as follows:

SP AIM Core Equity Portfolio	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	180	$20,604

Balance as of December 31, 2005	180	$20,604

SP PIMCO High Yield Portfolio	Contracts	Premiums
Balance as of December 31, 2004	—	—
Options written	1,469	$414,144
Options terminated in closing purchase transactions	(185)	(68,765)
Options expired	(606)	(152,614)

Balance as of December 31, 2005	678	$192,765

SP PIMCO Total Return Portfolio	Contracts/ Notional (000)	Premiums
Balance as of December 31, 2004	213,336	$4,600,694
Options written	70,531,443	342,736
Swap Options written	189,200,000	1,509,812
Options expired	(142,781)	(2,733,903)

Balance as of December 31, 2005	259,801,998	$3,719,339

C9

SP Prudential U.S. Emerging Growth Portfolio	Contracts	Premiums
Balance as of December 31, 2004	233	$38,320
Options written	810	81,558
Options terminated in closing purchase transactions	(772)	(75,213)
Options assigned	(113)	(24,040)
Options expired	(158)	(20,625)

Balance as of December 31, 2005	—	$—

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

For the year ended December 31, 2005, the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
SP AIM Core Equity Portfolio(b)	$(6,687)	$6,687	$—
SP Davis Value Portfolio(b)	(9,986)	9,986	—
SP LSV International Value Portfolio(b)	(387,773)	387,773	—
SP Mid-Cap Growth Portfolio(a)	744,133	—	(744,133)
SP PIMCO High Yield Portfolio(b)(d)	683,877	(683,877)	—
SP PIMCO Total Return Portfolio(b)(c)(d)	8,549,679	(8,549,679)	—
SP Prudential U.S. Emerging Growth Portfolio(b)(f)	444,920	(444,920)	—
SP Small Cap Growth Portfolio(a)	755,049	—	(755,049)
SP Strategic Partners Focused Growth Portfolio(f)	453,472	(453,472)	—
SP T. Rowe Price Large Cap Growth Portfolio(f)	252,239	(252,239)	—
SP William Blair International Growth Portfolio(b)(e)	(93,223)	93,223	—

(a)	Reclassification of tax operating loss.
(b)	Reclassification of net foreign currency gain (loss).
(c)	Reclassification of paydown losses.
(d)	Reclassification of swap income.
(e)	Reclassification of income due to sale of passive foreign investment companies.
(f)	Reclassification of tax operating loss against capital gains.

The tax character of distributions paid during the year ended December 31, 2005, were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$2,784,998	$3,220,328	$6,005,326
SP AIM Core Equity Portfolio	337,615	—	337,615
SP Balanced Asset Allocation Portfolio	17,685,987	22,025,487	39,711,474
SP Conservative Asset Allocation Portfolio	10,571,529	12,999,892	23,571,421
SP Davis Value Portfolio	2,694,772	29,342,603	32,037,375
SP Growth Asset Allocation Portfolio	16,999,403	13,932,075	30,931,478
SP Large Cap Value Portfolio	17,688,553	4,176,180	21,864,733
SP LSV International Value Portfolio	12,360,238	11,833,039	24,193,277
SP PIMCO High Yield Portfolio	23,631,498	3,362,054	26,993,552
SP PIMCO Total Return Portfolio	77,092,879	9,496,299	86,589,178
SP Prudential U.S. Emerging Growth Portfolio	17,879,412	4,281,058	22,160,470
SP Small Cap Value Portfolio	31,804,658	17,428,304	49,232,962
SP William Blair International Growth Portfolio	8,183,431	12,439,468	20,622,899

C10

The tax character of distributions paid during the year ended December 31, 2004, were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$47,387	—	$47,387
SP AIM Core Equity Portfolio	121,766	—	121,766
SP Balanced Asset Allocation Portfolio	4,764,898	$418,285	5,183,183
SP Conservative Asset Allocation Portfolio	5,505,641	312,063	5,817,704
SP Davis Value Portfolio	1,941,811	—	1,941,811
SP Growth Asset Allocation Portfolio	1,930,590	—	1,930,590
SP Large Cap Value Portfolio	674,049	—	674,049
SP LSV International Value Portfolio	662,879	—	662,879
SP PIMCO High Yield Portfolio	20,411,909	745,337	21,157,246
SP PIMCO Total Return Portfolio	24,423,511	10,956,735	35,380,246
SP Prudential U.S. Emerging Growth Portfolio	—	56,653	56,653
SP Small Cap Value Portfolio	553,326	93,547	646,873
SP William Blair International Growth Portfolio	268,170	—	268,170

At December 31, 2005, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
Portfolio					2010	2012	2013
SP Aggressive Growth Asset Allocation Portfolio	$3,836,671	$4,277,298	—		—	—	—
SP AIM Core Equity Portfolio	747,368	1,519,694	—	(b)	—	—	—
SP Balanced Asset Allocation Portfolio	36,258,211	22,012,317	—		—	—	—
SP Conservative Asset Allocation Portfolio	22,739,224	8,910,678	—		—	—	—
SP Davis Value Portfolio	2,834,310	4,877,161	—		—	—	—
SP Growth Asset Allocation Portfolio	23,498,863	18,247,907	—		—	—	—
SP Large Cap Value Portfolio	27,179,982	24,464,730	—		—	—	—
SP LSV International Value Portfolio	10,792,550	1,025,884	—		—	—	—
SP Mid-Cap Growth Portfolio	—	—	$1,695,000	(c)	$1,695,000	—	—
SP PIMCO High Yield Portfolio	1,496,293	2,779,073	—		—	—	—
SP PIMCO Total Return Portfolio	8,452,812	—	6,544,000		—	—	$6,544,000
SP Prudential U.S. Emerging Growth Portfolio.	11,894,764	3,573,992	—		—	—	—
SP Small Cap Growth Portfolio	—	—	1,576,000	(d)	—	$1,576,000	—
SP Small Cap Value Portfolio	20,773,353	38,534,003	—		—	—	—
SP Strategic Partners Focused Growth Portfolio	928,277	2,292,381	—	(e)	—	—	—
SP T. Rowe Price Large Cap Growth Portfolio	5,195,499	4,046,099	—	(f)	—	—	—
SP William Blair International Growth Portfolio	21,973,233	25,744,916	—		—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.

C11

(b)	Approximately $316,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(c)	Approximately $3,614,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(d)	Approximately $16,105,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(e)	Approximately $3,533,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(f)	Approximately $1,099,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2005 through December 31, 2005 as having been incurred in the following fiscal year) which are presented below:

Portfolio	Approximate Post October Losses
	Currency	Capital
SP Aggressive Growth Asset Allocation Portfolio	—	$9,400
SP AIM Core Equity Portfolio	$8,000	—
SP Balanced Asset Allocation Portfolio	—	30,000
SP Davis Value Portfolio	7,000
SP Growth Asset Allocation Portfolio	—	43,000
SP LSV International Value Portfolio	189,000	—
SP Mid-Cap Growth Portfolio	—	665,000
SP PIMCO High Yield Portfolio	—	84,000
SP PIMCO Total Return Portfolio	2,404,000	6,650,000
SP William Blair International Growth Portfolio	—	633,000

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2005 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation (Depreciation)	Other Cost Basis Adjustment	Total Net Unrealized Appreciation (Depreciation)
SP Aggressive Growth Asset Allocation Portfolio	$164,243,477	$24,117,154	—	$24,117,154	—	$24,117,154
SP AIM Core Equity Portfolio	33,111,628	2,345,742	$1,190,068	1,155,674	$(9,949)	1,145,725
SP Balanced Asset Allocation Portfolio	1,271,356,886	110,704,294	9,138,847	101,565,447	—	101,565,447
SP Conservative Asset Allocation Portfolio	612,208,945	36,826,293	7,161,120	29,665,173	—	29,665,173
SP Davis Value Portfolio	267,833,854	73,232,186	5,259,224	67,972,962	(9,379)	67,963,583
SP Growth Asset Allocation Portfolio	1,098,131,620	121,808,336	5,141,825	116,666,511	—	116,666,511
SP Large Cap Value Portfolio	915,278,178	87,061,206	26,039,026	61,022,180	(2,152)	61,020,028
SP LSV International Value Portfolio	333,991,728	55,761,621	5,496,366	50,265,255	(188,889)	50,076,366
SP Mid-Cap Growth Portfolio	147,064,899	30,832,603	1,952,586	28,880,017	(669,111)	28,210,906
SP PIMCO High Yield Portfolio	361,676,219	8,022,497	6,127,053	1,895,444	(168,438)	1,727,006
SP PIMCO Total Return Portfolio	2,023,106,708	13,766,052	19,478,371	(5,712,319)	(8,414,107)	(14,126,426)
SP Prudential U.S. Emerging Growth Portfolio.	224,798,423	37,162,920	2,895,476	34,267,444	—	34,267,444

C12

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation (Depreciation)	Other Cost Basis Adjustment	Total Net Unrealized Appreciation (Depreciation)
SP Small Cap Growth Portfolio	$137,410,651	$15,404,814	$5,265,672	$10,139,142	$(2,118)	$10,137,024
SP Small Cap Value Portfolio	366,430,451	25,934,342	13,477,287	12,457,055	(2,351)	12,454,704
SP Strategic Partners Focused Growth Portfolio	68,320,535	13,221,347	644,083	12,577,264	(2,143)	12,575,121
SP T. Rowe Price Large Cap Growth Portfolio	69,859,000	6,307,865	1,968,714	4,339,151	(2,314)	4,336,837
SP William Blair International Growth Portfolio	399,524,468	87,467,012	10,865,518	76,601,494	(633,267)	75,968,227

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2005, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP William Blair International Growth Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP William Blair International Growth Portfolios were as follows:

SP Prudential U.S. Emerging Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	4,400,150	$32,192,743
Capital stock issued in connection with the merger	4,037,693	24,736,435
Capital stock issued in reinvestment of dividends and distributions	3,416,212	22,102,890
Capital stock repurchased	(3,006,411)	(21,435,346)

Net increase (decrease) in shares outstanding	8,847,644	$57,596,722

Year ended December 31, 2004:
Capital stock sold	11,300,085	$79,116,525
Capital stock issued in reinvestment of dividends and distributions	8,317	56,557
Capital stock repurchased	(20,985,809)	(147,456,481)

Net increase (decrease) in shares outstanding	(9,677,407)	$(68,283,399)

Class II
Year ended December 31, 2005:
Capital stock sold	— (a)	$4
Capital stock issued in reinvestment of dividends and distributions	9,054	57,580
Capital stock repurchased	(4,646)	(34,601)

Net increase (decrease) in shares outstanding	4,408	$22,983

C13

Class II	Shares	Amount
Year ended December 31, 2004:
Capital stock sold	1,465	$10,369
Capital stock issued in reinvestment of dividends and distributions	14	96
Capital stock repurchased	(7,916)	(55,951)

Net increase (decrease) in shares outstanding	(6,437)	$(45,486)

(a) Less than 0.5 Shares.

SP Strategic Partners Focused Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	1,314,274	$9,555,363
Capital stock repurchased	(867,937)	(6,268,773)

Net increase (decrease) in shares outstanding	446,337	$3,286,590

Year ended December 31, 2004:
Capital stock sold	1,654,780	$10,560,311
Capital stock repurchased	(769,923)	(4,935,347)

Net increase (decrease) in shares outstanding	884,857	$5,624,964

Class II
Year ended December 31, 2005:
Capital stock sold	2,332,071	$16,000,029
Capital stock repurchased	(1,580,961)	(10,666,031)

Net increase (decrease) in shares outstanding	751,110	$5,333,998

Year ended December 31, 2004:
Capital stock sold	2,799,160	$17,643,912
Capital stock repurchased	(416,330)	(2,590,442)

Net increase (decrease) in shares outstanding	2,382,830	$15,053,470

SP William Blair International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	26,170,510	$176,617,874
Capital stock issued in reinvestment of dividends and distributions	2,198,193	14,002,490
Capital stock repurchased	(4,631,938)	(31,184,958)

Net increase (decrease) in shares outstanding	23,736,765	$159,435,406

Year ended December 31, 2004:
Capital stock sold	24,201,018	$148,084,849
Capital stock issued in reinvestment of dividends and distributions	44,253	268,170
Capital stock repurchased	(5,845,906)	(35,656,506)

Net increase (decrease) in shares outstanding	18,399,365	$112,696,513

Class II
Year ended December 31, 2005:
Capital stock sold	2,776,309	$18,228,199
Capital stock issued in reinvestment of dividends and distributions	1,050,858	6,620,409
Capital stock repurchased	(21,269,733)	(143,583,241)

Net increase (decrease) in shares outstanding	(17,442,566)	$(118,734,633)

Year ended December 31, 2004:
Capital stock sold	17,228,253	$103,821,726
Capital stock repurchased	(16,197,374)	(97,310,208)

Net increase (decrease) in shares outstanding	1,030,879	$6,511,518

C14

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Series Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rate based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The following Portfolios utilized the line of credit during the year ended December 31, 2005. The average balance is for the number of days the Portfolios had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
SP Large Cap Value Portfolio .	$1,583,333	3	4.25%
SP Strategic Partners Focused Growth Portfolio	$424,292	24	3.46%

Note 9:	Reorganizations

On November 18, 2004, the Board of Directors of the Series Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the SP MFS Capital Opportunities Portfolio, SP AIM Aggressive Growth Portfolio and SP Technology Portfolio to the Equity Portfolio, SP Mid Cap Growth Portfolio and SP Prudential U.S. Emerging Growth Portfolio, respectively, and the assumption of its liabilities.

Shareholders approved the Plan at a meeting on April 19, 2005 and the reorganization took place on April 29, 2005. The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares
SP AIM Aggressive Growth Portfolio	5,202,111
SP Technology Portfolio .	5,782,958

Acquiring Portfolio	Shares Issued	Total Net Assets Acquired
SP Mid Cap Growth Portfolio .	5,202,111	$31,565,347
SP Prudential U.S. Emerging Growth Portfolio	4,037,693	24,736,435

The aggregate net assets and unrealized appreciation of the Merged and Acquiring Portfolios immediately before the merger and the amount of the capital loss carryforward of the merged Portfolios (subject to future utilization by the acquiring Portfolio) were as follows:

Merged Portfolio	Total Net Assets	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward*
SP AIM Aggressive Growth Portfolio	$31,565,347	$(1,566,136)	—
SP Technology Portfolio	24,736,435	(526,194)	$3,799,000

Acquiring Portfolio
SP Mid Cap Growth Portfolio	$99,493,371
SP Prudential U.S. Emerging Growth Portfolio	122,565,841

*	The future utilization of the acquired capital loss carryforwards may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

C15

Note 10:	Ownership and Affiliates

As of December 31, 2005, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 11:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

C16

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33

Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)

Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)

Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)

Total dividends and distributions	(.37)	—	—	—	(.08)

Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58

Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $0.005 per share.

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41

Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)

Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)

Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—

Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51

Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80

Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)

Total from investment operations	.76	1.06	1.80	(1.05)	(.59)

Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)

Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)

Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02

Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, Beginning of Year	$11.20	$10.48	$9.16	$9.77	$10.00

Income (loss) from investment operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)

Total from investment operations	.63	.91	1.49	(.57)	(.03)

Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)

Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)

Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77

Total Investment Return(a):	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $0.005 per share.

(c)	Annualized.

(d)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15

Income (loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)

Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)

Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—

Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)

Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04

Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52

Income (Loss) From Investment Operations:
Net investment income	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)

Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)

Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)

Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)

Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27

Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44

Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)

Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)

Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—

Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)

Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44

Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

(d)	Calculated based upon weighted average shares outstanding during the year.

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44

Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)

Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)

Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—

Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)

Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35

Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)	Calculated based upon weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69

Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)

Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)

Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)

Total distributions	—	—	—	—	(0.05)

Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62

Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02

Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)

Total from investment operations	0.41	0.94	2.01	—	0.38

Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—

Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)

Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81

Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40

Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57

Total from investment operations	0.27	0.58	0.66	0.99	0.89

Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)

Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)

Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70

Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)

Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)

Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—

Total dividends and distributions	(1.34)	— (c)	—	—		—

Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89

Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been .98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,					July 9, 2001(a) through December 31, 2001
	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$6.58	$4.65	$6.88		$7.56

Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.07)	(.05)	(.05)		(.01)
Net realized and unrealized gains (losses) on investments	1.15	1.45	1.98	(2.18)		(.67)

Total from investment operations	1.10	1.38	1.93	(2.23)		(.68)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(1.34)	— (f)	—	—		—

Total dividends and distributions	(1.34)	— (f)	—	—		—

Net Asset Value, end of period	$7.72	$7.96	$6.58	$4.65		$6.88

Total Investment Return(b):	17.47%	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(.70)%	(.94)%	(.97)%	(.89	)%(c)	(.87	)%(c)(d)
Portfolio turnover rate	142%	212%	213%	299%		258	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.38% and (.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38

Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)

Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)

Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94

Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13

Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26

Total from investment operations	0.59	2.65	3.20	(1.63)		0.34

Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—

Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)

Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36

Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94

Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)

Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)

Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73

Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Less than $0.005 per share

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,								January 12, 2001(a) through December 31, 2001(f)
	2005		2004		2003		2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.88		$6.26		$4.99		$6.70		$8.43

Income From Investment Operations:
Net investment loss	(0.06)		(0.01)		(0.03)		(0.02)		(0.03)
Net realized and unrealized gains (losses) on investments	1.09		0.63		1.30		(1.69)		(1.70)

Total from investment operations	1.03		0.62		1.27		(1.71)		(1.73)

Net Asset Value, end of period	$7.91		$6.88		$6.26		$4.99		$6.70

Total Investment Return(b)	14.97%		9.90%		25.45%		(25.52)%		(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42.8		$32.1		$14.3		$6.6		$2.0
Expenses	1.47	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(c)(d)
Net investment loss	(0.84	)%(d)	(0.34	)%(d)	(0.68	)%(d)	(0.68	)%(d)	(0.58	)%(c)(d)
Portfolio turnover rate	110%		84%		93%		62%		116	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)	Annualized.

(d)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (0.91)%, respectively, for the year ended December 31, 2005, 1.68% and (0.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the period.

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55

Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)

Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)

Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)

Total distributions	—		—	—	—		—	(c)

Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31

Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)

Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)

Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)

Total distributions	(0.35)	(0.01)	—	—		(0.02)

Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45

Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)	Calculated based upon weighted average shares outstanding during the year.

(d)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48

Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)

Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)

Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)

Total distributions	(0.33)	—	—	—		(0.01)

Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43

Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)	Less than $0.005 per share.

(d)	Calculated based upon weighted average shares outstanding during the year.

(e)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc. (comprised of the SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP Large Cap Value Portfolio, SP LSV International Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, SP T. Rowe Price Large Cap Growth Portfolio, and SP William Blair International Growth Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2006

E1

Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2005) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2005, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains	Total Distributions
SP Aggressive Growth Asset Allocation Portfolio	$0.172	$0.198	$0.370
SP AIM Core Equity Portfolio	0.076	—	0.076
SP Balanced Asset Allocation Portfolio	0.210	0.261	0.471
SP Conservative Asset Allocation Portfolio	0.246	0.303	0.549
SP Davis Value Portfolio	0.102	1.107	1.209
SP Growth Asset Allocation Portfolio	0.233	0.191	0.424
SP Large Cap Value Portfolio	0.320	0.075	0.395
SP LSV International Value Portfolio	0.444	0.425	0.869
SP PIMCO High Yield Portfolio	0.717	0.111	0.828
SP PIMCO Total Return Portfolio	0.655	0.089	0.744
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1.084	0.260	1.344
SP Prudential U.S. Emerging Growth Portfolio (Class II)	1.084	0.260	1.344
SP Small Cap Value Portfolio	1.185	0.649	1.834
SP William Blair International Growth Portfolio (Class I)	0.146	0.208	0.354
SP William Blair International Growth Portfolio (Class II)	0.120	0.209	0.329

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
SP Aggressive Growth Asset Allocation Portfolio	23.05%
SP AIM Core Equity Portfolio	100%
SP Balanced Asset Allocation Portfolio	10.42%
SP Conservative Asset Allocation Portfolio	6.89%
SP Davis Value Portfolio	100%
SP Growth Asset Allocation Portfolio	34.70%
SP Large Cap Value Portfolio	47.72%
SP Prudential U.S. Emerging Growth Portfolio	1.44%
SP Small Cap Value Portfolio	13.66%
SP William Blair International Growth Portfolio	11.86%

Pursuant to Section 853 of the Internal Revenue Code, the following foreign taxes paid and foreign source income have been designated as being paid in connection with dividends distributed from investment company taxable income for the year ended December 31, 2005:

	Foreign Taxes	Foreign Source Income
SP LSV International Value Portfolio	$847,374	$9,471,679
SP William Blair International Growth Portfolio	686,453	6,718,171

E2

Approval of New Investment Advisory Agreements

The Board of Trustees (the “Board”) of The Prudential Series Fund (the “Trust”) oversees the management of each of the Trust’s Portfolios, and, as required by law, is responsible for the approval of the Portfolio’s investment advisory agreements. At meetings held on September 13, 2005 and December 1, 2005, the Board met and approved new investment agreements for the Trust’s Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Equity Portfolio and SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

At its June 2005 meeting, the Board approved Salomon Brothers Asset Management, Inc. (“Salomon Brothers”) as an additional subadviser for the SP Small Cap Value Portfolio, to join the Portfolio’s existing subadviser, Goldman Sachs Asset Management, L.P. (“GSAM”). At the same meeting, as part of its annual approval of existing investment advisory agreements, the Board re-approved an existing subadvisory agreement with Salomon Brothers pursuant to which Salomon Brothers served as a subadviser for the Equity Portfolio. Thereafter, Salomon Brothers’ corporate parent, Citigroup, Inc., announced that it had entered into an agreement for Legg Mason to acquire substantially all of Citigroup’s worldwide asset management business during the fourth quarter of 2005. As part of this transaction, Salomon Brothers would become an indirect wholly owned subsidiary of Legg Mason.

Under the Investment Company Act of 1940 (the “1940 Act”), the change in corporate ownership of Salomon Brothers is treated as a “change in control” resulting in an “assignment” of Salomon Brothers’ subadvisory agreements. Pursuant to the 1940 Act and the terms of the subadvisory agreements, the subadvisory agreements approved by the Board in June 2005 would terminate when Legg Mason completed its acquisition of Salomon Brothers. Consequently, at its September 2005 meeting, the Board approved new subadvisory agreements with Salomon Brothers, to become effective upon the completion of the Legg Mason acquisition of Salomon Brothers. The new subadvisory agreements were identical in all material respects to the agreements approved by the Board in June 2005.

The Board noted that in approving the new subadvisory agreements with Salomon Brothers, it considered PI’s representation that the information it had reviewed when considering the subadvisory agreements earlier in the year remained materially unchanged. The Board further noted that in advance of the meeting, it had received materials and information from PI and Salomon Brothers indicating that no changes in the code of ethics, compliance policies, procedures, operation or management of Salomon Brothers was contemplated by Legg Mason. The Board was also provided with a description of Legg Mason. Before approving the new agreements, the Board also received an in-person presentation from representatives of Salomon Brothers.

Set out below are the material factors considered and conclusions reached by the Board at its June 2005 meeting in approving the subadvisory agreements with Salomon Brothers:

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Equity Portfolio under the existing subadvisory agreement and the services that would be provided to the SP Small Cap Value Portfolio by Salomon Brothers under the new subadvisory agreement. The Board noted that the nature and extent of services under the existing and new agreements were generally similar in that Salomon Brothers was required under both agreements to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Salomon Brothers’ portfolio management team. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolio. The Board was also provided with information pertaining to Salomon Brothers’ organizational structure, senior management, investment operations, and other relevant information pertaining to Salomon Brothers. The Board noted that it received a favorable compliance report from the Portfolio’s Chief Compliance Officer (CCO) as to Salomon Brothers.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services currently provided by Salomon Brothers to the Equity Portfolio, and the services anticipated to be provided to the SP Small Cap Value Portfolio by Salomon Brothers, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Salomon Brothers under the new subadvisory agreement should equal the quality of similar services provided by Salomon Brothers.

Performance of Equity Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the second quartile over a one-year time period and performance that was in the first quartile over three-year and five-year time periods in relation to a group of comparable mutual funds (the Peer Group). The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data. The Board noted that the Portfolio outperformed in comparison to its benchmark index over the same one-year and three-year time periods, and that the Portfolio’s performance was above the median performance of the other mutual funds included in the Peer Group over the same time periods. The Board also reviewed the performance of each “sleeve” of the Portfolio managed by Jennison Associates LLC and Salomon Brothers. The Board determined that the Portfolio’s performance was satisfactory.

Performance of SP Small Cap Value Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the third quartile over a one-year period and performance that was in the fourth quartile over a three-year period in relation to the group of comparable mutual funds in a Peer Universe.

While expressing the view that the Portfolio’s performance had been disappointing, the Board noted that the Manager had taken steps to address the performance issues by replacing the previous subadviser and that the Portfolio’s performance since Goldman Sachs Asset Management, L.P. (GSAM) assumed responsibility for managing the Portfolio in January 2004 was only slightly below the median performance of the mutual funds included in the Peer Group. In light of this, the Board concluded that it was reasonable to allow GSAM to continue to create a performance record against which GSAM should be evaluated, to approve the continuance of the GSAM subadvisory agreement and to continue to monitor the situation.

The Board further noted that, pursuant to a recommendation from the Manager, a new subadvisory agreement with Salomon Brothers had been approved because GSAM was expected to approach its capacity limits in the near future. The Board received and considered information regarding the performance of other investment companies managed by Salomon Brothers utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Salomon Brothers had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rates. The Board considered the subadvisory fee received by Salomon Brothers under the Equity Portfolio subadvisory agreement as well as the proposed subadvisory fee rate of 0.40% payable by the Manager to Salomon Brothers under the proposed new subadvisory agreement with respect to the SP Small Cap Value Portfolio, including among other things, the fee rate payable to Salomon Brothers by any other funds with investment objective similar to that of the Portfolios. As a result of the above considerations, the Board concluded that Salomon Brothers’ existing and proposed subadvisory fee rates under the agreements were reasonable.

Subadviser’s Profitability. Because the engagement of Salomon Brothers for the SP Small Cap Value Portfolio is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by the Manager. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the proposed subadvisory fee schedule for the SP Small Cap Value Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. However, in light of the size of the Portfolio’s assets to be managed by Salomon Brothers, the Board concluded that the absence of breakpoints in the Portfolio’s fee schedule is acceptable at this time.

The Board noted that the subadvisory fee rate for the Equity Portfolio does contain a breakpoint that reduces the fee rate on assets above a specified level.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Salomon Brothers and its affiliates as a result of Salomon Brothers’ relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Salomon Brothers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

SP Large Cap Value Portfolio

Pursuant to recommendations from PI, the Board approved a new investment subadvisory agreements with Dreman Value Management LLC (Dreman) with respect to the SP Large Cap Value Portfolio. PI recommended that the Board approve Dreman as an additional subadviser, to join the Portfolio’s existing subadvisers. PI recommended the addition of Dreman to join the Portfolio’s existing subadvisers, Hotchkis and Wiley Capital Management LLC and J.P. Morgan Investment Management Inc., because the existing subadvisers had or were expected to shortly reach their capacity limits.

Nature, quality and extent of services. The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the existing subadvisers under the current subadvisory agreements and those that would be provided to the Portfolio by Dreman under the new subadvisory agreement, noting that the nature and extent of services under the existing and new agreements were generally similar in that the existing subadvisers and Dreman were each required to provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations.

With respect to the quality of services, the Board considered, among other things, the background and experience of Dreman’s portfolio management team. The Board met in person with representatives of Dreman and reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of the Portfolios. The Board was also provided with information pertaining to Dreman’s organizational structure, senior management, investment operations, and other relevant information pertaining to Dreman. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Dreman.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services anticipated to be provided to the Portfolio by Dreman and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be services provided by the existing subadvisers under the existing subadvisory agreements.

Performance of the Portfolio. The Board received and considered information about the Portfolio’s historical performance, noting that the Portfolio had achieved performance that was in the first quartile over a one-year period and performance that was in the second quartile over a three-year period in relation to the Peer Group. The Board also reviewed the separate performance records of the two “sleeves” of the Fund managed by J.P. Morgan Investment Management Inc. and Hotchkis and Wiley Capital Management LLC.

The Board received and considered information regarding the performance of other investment companies managed by Dreman utilizing an investment style and strategy similar to that proposed for the Portfolio, noting that Dreman had generally outperformed the various benchmarks over the same time period.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to Dreman under the proposed new subadvisory agreement, which called for a fee rate of 0.30% of average daily net assets to $250 million; 0.25% of average daily net assets from $250 million to $500 million; and 0.20% of average daily net assets over $500 million. The Board also considered, among other things, the fee rates payable to Dreman by other funds for which Dreman serves as subadviser. As a result of the above considerations, the Board concluded that Dreman’s proposed subadvisory fee rate under the new subadvisory agreement was reasonable.

Subadviser’s Profitability. Because the engagement of Dreman is new, there is no historical profitability with regard to its arrangements with the Portfolio. As a result, the Board did not consider this factor. The Board noted that the Manager pays the subadvisory fees, and therefore a change in the subadvisory fees will not change the fees paid by the Portfolio. Instead, any increase or decrease will increase or decrease, as applicable, the net fee rates retained by PI. The Board noted that profitability would be reviewed annually in connection with the review of advisory agreements.

Economies of Scale. The Board noted that the overall advisory fee paid by the Fund did not include breakpoints that reduce the fee rate on assets above specified levels. The Board noted that it reviews economies of scale and breakpoints in connection with its annual review of advisory agreements generally.

Other Benefits to the Subadviser or its affiliates from serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Dreman and its affiliates as a result of Dreman’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by Dreman included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Fund Reorganization

The Board considered and approved the reorganization of the Trust from a corporation organized under the laws of Maryland to a trust organized under the laws of Delaware. In connection with the reorganization, the Board reviewed and approved a new investment management agreement with the Trust’s Manager, Prudential Investments LLC (the “Manager” or “PI”) and new subadvisory agreements with each Portfolio’s current subadviser(s).

With respect to PI, the Board noted that at its June 2005 meeting, it had received information about PI and concluded that it was satisfied with the nature, quality and extent of services provided by PI under the investment management agreement. PI represented that there had been no material change to PI itself and the services it would provide to the Trust since June 2005. The Board determined that the reorganization would not result in any material change in the services provided by PI. Therefore, the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new investment management agreement would be similar in nature to those provided under the existing investment management agreement. The Board concluded that the factors underlying the conclusions it reached in approving the investment management agreement with PI at the June 2005 meeting remained materially unchanged.

Similarly, with respect to the subadvisers, the Board noted that at its June 2005 meeting, it had received information about each subadviser and concluded that it was satisfied with the nature, quality and extent of services provided by each subadviser under the subadvisory agreements. PI similarly represented that there had been no material change to the subadvisers and the services they provided since June 2005, and the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new subadvisory agreements would be similar in nature to those provided under the existing subadvisory agreements. The Board concluded that the factors underlying the conclusions that it reached in approving the subadvisory agreements at the June 2005 meeting remained materially unchanged.

The Board further noted that it had previously reviewed and approved for inclusion in the Trust’s semi-annual shareholder report a discussion of the material factors and conclusions reached in approving the investment management and subadvisory agreements at its June 2005 meeting.

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Prudential’s Survivorship Preferred®
■	Prudential’s Variable Universal Life
■	Pruco Life’s Variable Universal Life®
■	Pruco Life’s Survivorship Variable Universal Life
■	Pruco Life of New Jersey’s Survivorship Variable Universal Life
■	Pruco Life’s PruLife® Custom Premier
■	Pruco Life of New Jersey’s PruLife® Custom Premier
■	Pruco Life’s PruSelectSM III
■	Pruco Life of New Jersey’s PruSelectSM III
■	Pruco Life’s Magnastar
■	Pruco Life’s MPremierSM VUL

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®
■	Pruco Life’s Strategic PartnersSM Annuity One
■	Pruco Life of New Jersey’s Strategic PartnersSM Annuity One
■	Pruco Life’s Strategic PartnersSM Select
■	Pruco Life of New Jersey’s Strategic PartnersSM Select
■	Pruco Life’s Strategic PartnersSM Advisor
■	Pruco Life of New Jersey’s Strategic PartnersSM Advisor
■	Pruco Life’s Strategic PartnersSM FlexElite
■	Pruco Life of New Jersey’s Strategic PartnersSM FlexElite
■	Pruco Life’s Strategic PartnersSM Plus
■	Pruco Life of New Jersey’s Strategic PartnersSM Plus

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing Company.

The 2005 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2006. Owners of variable annuities may call (888) 778-2888 and owners of variable life insurance may call (800) 778-2255 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

IFS-A114669    PSF-AR-B    Ed. 02/2006

ANNUAL REPORT

DECEMBER 31, 2005

The Prudential Series Fund

■	Diversified Conservative Growth Portfolio

■	Jennison 20/20 Focus Portfolio

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-A114743

T

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you. A list of the variable contracts that this report supports is located on the inside back cover.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contains information on the investment objectives, risks, and charges and expenses and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection.

DISCOVER THE BENEFITS OF eDELIVERY

■	Eliminate receiving printed reports.

■	View documents on-line as they become available.

■	Download and store e-reports on your PC.

■	Help the environment by using less paper.

To receive your semiannual/annual reports on-line, go to www.prudential.com/edelivery and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by visiting the internet address listed above.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Funds Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

The Prudential Series Fund

Annual Report

December 31, 2005

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Financial Statements

B1 Schedule of Investments

C1 Notes to Financial Statements

D1 Financial Highlights

E1 Report of Independent Registered Accounting Firm

F1 Management of The Prudential Series Fund

■	APPROVALS OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Diversified Conservative Growth Portfolio

Subadvised by:  Earnst Partners, RS Investments, Jennison Associates LLC, Prudential Investment Management, Inc.

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Diversified Conservative Growth Portfolio	7.04%	6.10%	6.06%
S&P 500 Index	4.91	0.54	0.54
Diversified Conservative Growth Custom Blended Index	3.56	5.42	4.83
Lipper (VIP) Income Funds Avg.	4.13	5.08	4.40

Portfolio inception: 5/3/1999.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the Diversified Conservative Growth Portfolio had a total return that was substantially above its Custom Index benchmark and above the average return of its peer group.

The Portfolio’s strong performance came about because all of its component portfolios outperformed their respective targets, in some cases by substantial margins. The largest contributions to relative performance came from the large-cap growth and large-cap value holdings, both managed by Jennison Associates. Among large caps, the growth holdings had strong stock selection, particularly within the technology sector, as well as overweights compared with its Russell 1000® Growth Index target in the computer software and services and Internet industries. The value holdings overweighted the energy sector, which far outperformed the rest of the stock market in 2005, and even outperformed the Russell 1000® Value Index in the sector.

The Portfolio’s allocations to small company stocks was smaller, and outperformance in these segments was more modest. RS Investments stock selections beat the comparable sectors of the Russell 2000® Growth Index in technology and healthcare. Earnest Partners benefited from overweights versus the Russell 2000® Value Index in the better-performing energy, consumer cyclicals, and industrials sectors.

Among the Portfolio’s bond holdings, PIMCO’s core portfolio benefited from an underweight versus its target in corporate bonds and from allocations to non-U.S. developed and emerging-market debt, neither of which is in its performance target. These foreign markets were particularly strong. The negative impacts of an above-target average duration in the second half of the year and an overweight in the weak mortgage sector didn’t offset PIMCO’s strengths. Prudential Investment Management’s high yield (“junk”) bond segment outperformed its target primarily due to an allocation to emerging-market debt and an underweight in the declining auto sector. Security selection in the auto sector also helped.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Jennison 20/20 Focus Portfolio: Class I	21.59%	7.01%	7.09%
Jennison 20/20 Focus Portfolio: Class II	21.26	6.61	5.32
S&P 500 Index	4.91	0.54	0.54
Russell 1000® Index	6.27	1.07	1.22
Lipper (VIP) Large Cap Core Funds Avg.	5.77	-0.48	0.33
Lipper (VIP) Multi Cap Core Funds Avg.	6.66	1.72	3.03

Portfolio inception: 5/3/1999.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio.

For the year ended December 31, 2005, the Jennison 20/20 Focus Portfolio had a total return that was more than three times that of its benchmark indexes and the average of its peer group.

The Portfolio consists half of growth stocks, half of value stocks, all selected by a bottom-up (security by security) process. In 2005, this resulted in overweights in the energy, consumer noncyclical, and technology sectors and an underweight in consumer services. All strengthened performance except the emphasis on technology, which detracted.

Stock selection was very strong. Among the value holdings, Nexen, TXU, and Phelps Dodge had particularly outstanding returns. Nexen is an energy exploration and production company that benefited from the high prices for energy commodities. TXU is a Texas utility whose earnings are growing rapidly, in part as a result of a corporate restructuring. It is positioned to increase its margins as power prices rise because its production costs are less tied to the price of oil and natural gas than the costs of other utilities in its area. The Portfolio’s growth holdings included several technology firms that had strong performance.

Overall, the Portfolio’s overweight in companies whose earnings and/or share prices have been accelerating recently and underweight in dividend-paying firms helped performance. The Portfolio’s growth holdings are significantly more sensitive than the benchmark to the overall direction of the market. This detracted from its performance during the first half of the year, when the stock market was flat.

Prudential Investments LLC (PI), a wholly owned subsidiary of Prudential Financial, Inc., serves as the overall investment manager for The Prudential Series Fund.

1	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential Series Fund as of December 31, 2005 (Unaudited)

Diversified Conservative Growth

Five Largest Holdings (% of Net Assets)
General Electric Co.	0.8%
American International Group, Inc.	0.7%
Google, Inc.	0.6%
Merrill Lynch & Co., Inc.	0.6%
General Electric Capital Corp.	0.6%

Jennison 20/20

Five Largest Holdings (% of Net Assets)
Phelps Dodge Corp.	3.5%
TXU Corp.	3.3%
Nexen, Inc.	3.3%
Suncor Energy, Inc.	3.2%
Adobe Systems, Inc.	3.1%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

Fees and Expenses (unaudited)

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential Series Fund Portfolios		Beginning Portfolio Value July 1, 2005	Ending Portfolio Value December 31, 2005	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Diversified Conservative Growth (Class I)	Actual	$1,000.00	$1,048.40	0.93%	$4.80
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74

Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,162.80	0.89%	$4.85
	Hypothetical	$1,000.00	$1,020.72	0.89%	$4.53

Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,161.30	1.29%	$7.03
	Hypothetical	$1,000.00	$1,018.70	1.29%	$6.56

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2005, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2005 (to reflect the six-month period).

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments at value:
Unaffiliated investments (cost $151,035,810)	$165,215,199
Affiliated investments (cost $6,891,672)	6,891,672
Cash	64,442
Foreign currency, at value (cost $113,906)	122,580
Receivable for investments sold	5,305,235
Dividends and interest receivable	1,327,674
Unrealized appreciation on swap agreements	43,045
Unrealized appreciation on foreign currency forward contracts	24,103
Interest receivable on swap agreements	8,762
Prepaid expenses	4,841
Tax reclaim receivable	697

Total Assets	179,008,250

LIABILITIES
Payable for investments purchased	21,837,627
Investments sold short, at value (proceeds received $5,114,862)	5,151,000
Unrealized depreciation on swap agreements	150,418
Management fees payable	124,690
Accrued expenses and other liabilities	122,724
Options written, at value (premium received $67,913)	54,199
Premium for swap contracts written	43,487
Payable for capital stock repurchased	36,009
Interest payable on investments sold short	30,762
Unrealized depreciation on foreign currency forward contracts	9,934
Interest payable on swap agreements	6,057
Deferred trustees’ fees	3,550
Due to broker-variation margin	891

Total Liabilities	27,571,348

NET ASSETS	$151,436,902

Net assets were comprised of:
Common stock, at $0.01 par value	$129,758
Paid-in capital in excess of par	132,660,880

132,790,638
Undistributed net investment income	4,737,256
Accumulated net realized loss on investments	(135,163)
Net unrealized appreciation on investments and foreign currencies	14,044,171

Net assets, December 31, 2005	$151,436,902

Net asset value and redemption price per share, $151,436,902 / 12,975,791 outstanding shares of common stock (authorized 100,000,000 shares)	$11.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated interest	$4,919,032
Unaffiliated dividend income (net of $13,008 foreign withholding taxes)	768,556
Affiliated dividend income	129,562

5,817,150

EXPENSES
Management fee	1,178,872
Custodian’s fees and expenses	239,000
Shareholders’ reports	25,000
Audit fee	15,000
Directors’ fees	12,000
Legal fees and expenses	7,000
Insurance expense	3,000
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fee and expenses (including affiliated expense of $370) (Note 4)	400
Miscellaneous	19,171

Total expenses	1,501,443
Less: custodian fee credit	(2,906)

Net expenses	1,498,537

NET INVESTMENT INCOME	4,318,613

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	8,937,945
Options written	112,297
Futures transactions	(722,435)
Foreign currency transactions	371,541
Swap agreements	(106,911)

8,592,437

Net change in unrealized appreciation (depreciation) on:
Investments	(3,067,391)
Options written	(38,095)
Futures	21,947
Foreign currencies	(10,855)
Short Sales	21,416
Swap agreements	243,100

(2,829,878)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	5,762,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,081,172

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,318,613	$3,828,184
Net realized gain on investments and foreign currencies	8,592,437	10,794,792
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,829,878)	442,699

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,081,172	15,065,675

DIVIDENDS:
Dividends from net investment income	(4,898,162)	(5,196,232)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [125,832 and 327,219 shares, respectively]	1,403,725	3,465,420
Capital stock issued in reinvestment of dividends [456,918 and 495,351 shares, respectively]	4,898,162	5,196,232
Capital stock repurchased [2,406,901 and 1,979,656 shares, respectively]	(27,016,843)	(21,115,512)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(20,714,956)	(12,453,860)

TOTAL DECREASE IN NET ASSETS	(15,531,946)	(2,584,417)
NET ASSETS:
Beginning of year	166,968,848	169,553,265

End of year (a)	$151,436,902	$166,968,848

(a) Includes undistributed net investment income of	$4,737,256	$4,757,403

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS
Investments, at value:
Unaffiliated investments (cost: $196,615,311)	$241,373,051
Affiliated investments (cost: $221,009)	221,009
Cash	62,255
Receivable for investments sold	1,664,918
Receivable for capital stock sold	311,975
Dividends and interest receivable	226,445
Prepaid expenses	9,754

Total Assets	243,869,407

LIABILITIES
Payable for capital stock repurchased	391,761
Management fee payable	156,785
Accrued expenses and other liabilities	108,961
Administration fee payable	20,578
Distribution fee payable	34,297
Payable for investments purchased	454
Transfer agent fee payable	85

Total Liabilities	712,921

NET ASSETS	$243,156,486

Net assets were comprised of:
Common stock, at $0.01 par value	$163,330
Paid-in capital in excess of par	181,554,541

181,717,871
Undistributed net investment income	358,681
Accumulated net realized gain on investments and foreign currency transactions	16,322,194
Net unrealized appreciation on investments	44,757,740

Net assets, December 31, 2005	$243,156,486

Class I:
Net asset value and redemption price per share, $83,825,022 / 5,589,015 outstanding shares of common stock (authorized 100,000,000 shares)	$15.00

Class II:
Net asset value and redemption price per share, $159,331,464 / 10,743,995 outstanding shares of common stock (authorized 50,000,000 shares)	$14.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $60,830)	$2,453,833
Affiliated dividend income	211,684

2,665,517

EXPENSES
Management fee	1,529,486
Distribution fee—Class II	327,576
Administration fee—Class II	196,545
Custodian’s fees and expenses	148,000
Shareholders’ reports	57,000
Audit fee	15,000
Directors’ fees	11,000
Legal fees and expenses	9,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Transfer agent’s fee and expenses (Note 4)	1,000
Miscellaneous	7,500

Total expenses	2,307,107
Less: custodian fee credit	(273)

Net expenses	2,306,834

NET INVESTMENT INCOME	358,683

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	25,481,250
Foreign currency transactions	227

25,481,477

Net change in unrealized appreciation (depreciation) on:
Investments	15,674,336
Foreign currencies	(168)

15,674,168

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	41,155,645

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,514,328

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$358,683	$177,039
Net realized gain on investments and foreign currency transactions	25,481,477	7,084,372
Net change in unrealized appreciation on investments and foreign currencies	15,674,168	13,589,381

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	41,514,328	20,850,792

DIVIDENDS:
Dividends from net investment income
Class I	(177,361)	(61,682)

TOTAL DIVIDENDS	(177,361)	(61,682)

CAPITAL STOCK TRANSACTIONS (Note 7):
Capital stock sold	59,933,620	65,018,127
Capital stock issued in reinvestment of dividends	177,361	61,682
Capital stock repurchased	(27,736,071)	(20,614,630)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	32,374,910	44,465,179

TOTAL INCREASE IN NET ASSETS	73,711,877	65,254,289
NET ASSETS:
Beginning of year	169,444,609	104,190,320

End of year (a)	$243,156,486	$169,444,609

(a) Includes undistributed net investment income of:	$358,681	$177,132

SEE NOTES TO FINANCIAL STATEMENTS.

A2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 103.7%		Value (Note 2)
COMMON STOCKS — 40.0%	Shares
Aerospace & Defense — 0.9%
DRS Technologies, Inc.(a)	1,950	$100,269
Empresa Brasileira de Aeronautica SA, ADR (Brazil)	7,300	285,430
Honeywell International, Inc.	13,000	484,250
Lockheed Martin Corp.	3,500	222,705
Moog, Inc. (Class “A” Stock)	3,475	98,620
Northrop Grumman Corp.	3,500	210,385

		1,401,659

Automobiles
Winnebago Industries, Inc.	1,900	63,232

Automotive Parts
CSK Auto Corp.(a)	3,400	51,272

Banks — 0.3%
Pacific Capital Bancorp	3,100	110,298
Royal Bank of Scotland Group PLC (United Kingdom)	9,900	298,926

		409,224

Beverages — 0.2%
PepsiCo, Inc.	5,200	307,216

Biotechnology — 1.0%
Amgen, Inc.(a)	6,800	536,248
Genentech, Inc.(a)	5,400	499,500
Gilead Sciences, Inc.(a)	8,100	426,303
Illumina, Inc.(a)	3,500	49,350
Serologicals Corp.	2,500	49,350

		1,560,751

Building & Construction — 0.1%
Standard Pacific Corp.	4,200	154,560

Building Products — 0.1%
Watsco, Inc.	2,800	167,468

Business Services — 0.2%
Kelly Services, Inc., (Class “A” Stock)	1,100	28,842
TNS, Inc.(a)	4,170	79,981
URS Corp.(a)	3,700	139,157

		247,980

Capital Goods
Joy Global, Inc.	300	12,000

Capital Markets — 1.9%
Goldman Sachs Group, Inc.	2,200	280,962
Jefferies Group, Inc.	3,600	161,928
JPMorgan Chase & Co.	15,300	607,257
Lehman Brothers Holdings, Inc.	1,800	230,706
Mellon Financial Corp.	5,200	178,100
Merrill Lynch & Co., Inc.	13,700	927,901
Schwab, (Charles) Corp.	28,400	416,628

		2,803,482

Chemicals — 0.5%
E.I. du Pont de Nemours & Co.	7,800	331,500
Mosaic Co. (The)(a)	14,900	217,987
Scotts Co. (The) (Class “A” Stock)	2,400	108,576
Valspar Corp. (The)	2,600	64,142

		722,205

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks — 0.9%
Accredited Home Lenders Holding Co.	2,500	$123,950
Astoria Financial Corp.	2,450	72,030
Bank of America Corp.	18,684	862,267
Bank of New York Co., Inc. (The)	9,100	289,835
BankUnited Financial Corp. (Class “A” Stock)(a)	2,500	66,425

		1,414,507

Commercial Services & Supplies — 1.2%
Administaff, Inc.	3,300	138,765
Allied Waste Industries, Inc.(a)	6,300	55,062
Barrett Business Services, Inc.	3,100	77,469
Cendant Corp.	10,200	175,950
Direct Focus, Inc.	1,400	26,124
FirstService Corp. (Canada)	5,060	129,789
Global Payments, Inc.	3,600	167,796
Laureate Education, Inc.	1,450	76,139
McGrath Rentcorp	3,717	103,333
PrivateBancorp, Inc.	3,090	109,911
Providence Service Corp.	2,040	58,732
Rollins, Inc.	5,730	112,938
Steiner Leisure Ltd.	2,820	100,279
Universal Technical Institute, Inc.(a)	1,870	57,858
Waste Management, Inc.	14,700	446,145

		1,836,290

Communication Equipment — 0.2%
Cisco Systems, Inc.(a)	14,600	249,952

Computers & Peripherals — 0.9%
Apple Computer, Inc.(a)	6,600	474,474
Dell, Inc.	8,900	266,911
EMC Corp.(a)	16,700	227,454
M-Systems Flash Disk Pioneers• (Israel)	2,490	82,469
Optimal Group, Inc. (Class “A” Stock) (Canada)	6,900	139,794
Seagate Technology(a)	11,800	235,882

		1,426,984

Consumer Finance — 0.7%
American Express Co.	16,900	869,674
MBNA Corp.	7,200	195,480

		1,065,154

Consumer Products & Services — 0.1%
Central Garden & Pet Co.	2,490	114,391
Jarden Corp.(a)	3,255	98,138

		212,529

Distribution/Wholesale
Building Material Holding Corp.	750	51,158

Diversified Financial Services — 1.4%
AmeriCredit Corp.	7,100	181,973
Boston Private Financial Holdings, Inc.	1,950	59,319
Citigroup, Inc.	12,500	606,625
Countrywide Financial Corp.	4,200	143,598
Eaton Vance Corp.	4,900	134,064
Lazard Ltd. (Class “A” Stock) (Bermuda)	9,200	293,480
Oriental Financial Group (Puerto Rico)	1,700	21,012

SEE NOTES TO FINANCIAL STATEMENTS.

B1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Financial Services (cont’d.)
Portfolio Recovery Associates, Inc.(a)	1,630	$75,697
Raymond James Financial, Inc.	3,850	145,030
Sterling Financial Corp. (WA)(a)	2,800	69,944
Student Loan Corp.	700	146,461
UBS AG, ADR (Switzerland)	2,800	266,420

		2,143,623

Electric — 0.4%
TXU Corp.	11,700	587,223

Electric Utilities — 0.2%
Exelon Corp.	5,100	271,014

Electronic Equipment & Instruments — 0.4%
Agilent Technologies, Inc.(a)	5,900	196,411
Axsys Technologies, Inc.	3,530	63,363
Checkpoint Systems, Inc.	4,700	115,855
FLIR Systems, Inc.(a)	6,100	136,213
Intermagnetics General Corp.	2,080	66,352
Itron, Inc.(a)	1,840	73,674

		651,868

Electronics — 0.1%
PNM Resources, Inc.	3,400	83,266

Energy — 0.1%
Headwaters, Inc.(a)	2,900	102,776

Energy Equipment & Services — 0.9%
GlobalSantaFe Corp.	8,400	404,460
Grey Wolf, Inc.(a)	10,210	78,923
Maverick Tube Corp.(a)	2,270	90,482
Oil States International, Inc.(a)	2,380	75,399
Patterson-UTI Energy, Inc.	2,340	77,103
Schlumberger Ltd. (Netherlands)	7,100	689,765

		1,416,132

Energy-Other — 0.2%
Halliburton Co.	5,300	328,388

Food & Staples Retailing — 0.7%
Kroger Co. (The)(a)	30,000	566,400
Whole Foods Market, Inc.	6,200	479,818

		1,046,218

Food Products — 0.3%
Cadbury Schweppes PLC (United Kingdom)	10,100	386,729

Gaming — 0.1%
Century Casinos, Inc.	8,450	72,670
Mikohn Gaming Corp.	8,190	80,835

		153,505

Gas Utilities — 0.1%
Oneok, Inc.	3,000	79,890

Health Care & Pharmaceutical — 0.3%
Medco Health Solutions, Inc., Sr. Notes(a)	4,216	235,253
Pharmaceutical Product Development, Inc.(a)	3,800	235,410

		470,663

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies — 1.2%
Adeza Biomedical Corp.(a)	2,390	$50,310
Alcon, Inc. (Switzerland)	3,200	414,720
Angiodynamics, Inc.(a)	900	22,977
Encore Medical Corp.	12,600	62,370
Guidant Corp.	3,600	233,100
Immucor, Inc.(a)	2,850	66,576
LCA-Vision, Inc.	1,010	47,985
Lifeline Systems, Inc.(a)	2,570	93,959
NuVasive Inc.(a)	3,090	55,929
Orthovita, Inc.	14,530	56,376
PolyMedica Corp.	2,981	99,774
SonoSight, Inc.	1,870	65,469
Spectranetics Corp. (The)	6,190	69,637
St. Jude Medical, Inc.(a)	7,200	361,440
Syneron Medical Ltd. (Israel)	1,420	45,085
The Cooper Cos., Inc.	2,700	138,510

		1,884,217

Health Care Providers & Services — 1.3%
Amedisys, Inc.(a)	1,400	59,136
American Healthways, Inc.(a)	3,300	149,325
AMERIGROUP Corp.(a)	3,600	70,056
AMN Healthcare Services, Inc.	4,330	85,647
CIGNA Corp.	3,900	435,630
Covance, Inc.	3,200	155,360
Five Star Quality Care, Inc.	11,990	94,361
Matria Healthcare, Inc.	2,110	81,784
Neurometrix, Inc.(a)	1,000	27,280
Sunrise Senior Living, Inc.	3,300	111,243
UnitedHealth Group, Inc.	7,800	484,692
WellPoint, Inc.(a)	4,000	319,160

		2,073,674

Hotels, Restaurants & Leisure — 0.8%
Brinker International, Inc.	2,300	88,918
CEC Entertainment, Inc.(a)	2,100	71,484
Cheesecake Factory, Inc. (The)(a)	2,500	93,475
Cosi, Inc.	4,170	34,611
GTECH Holdings Corp.	11,400	361,836
Hilton Hotels Corp.	1,100	26,521
McDonald’s Corp.	5,900	198,948
Scientific Games Corp. (Class A Shares)	5,240	142,947
Sonic Corp.(a)	2,900	85,550
Starbucks Corp.(a)	2,400	72,024

		1,176,314

Household Durables — 0.3%
Harman International Industries, Inc.	2,600	254,410
Meritage Homes Corp.(a)	2,500	157,300
Snap-On, Inc.	2,900	108,924

		520,634

Household Products — 0.7%
Kimberly-Clark Corp.	5,500	328,075
Procter & Gamble Co.	12,588	728,564

		1,056,639

SEE NOTES TO FINANCIAL STATEMENTS.

B2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates — 1.4%
General Electric Co.	32,600	$1,142,630
Phelps Dodge Corp.	3,400	489,158
Tyco International Ltd.	16,400	473,304

		2,105,092

Insurance — 2.0%
American International Group, Inc.	16,400	1,118,972
Amerisafe, Inc.(a)	8,690	87,595
Axis Capital Holdings Ltd. (Bermuda)	8,700	272,136
Commerce Group, Inc.	1,900	108,832
Delphi Financial Group, Inc. (Class	1,950	89,719
Genworth Financial, Inc., (Class “A” Stock)	5,200	179,816
Loews Corp.(a)	3,700	350,945
Montpelier Re Holdings Ltd (Bermuda)	12,900	243,810
Navigators Group, Inc.(a)	1,500	65,415
Philadelphia Consolidated Holding Corp.(a)	2,500	241,725
Protective Life Corp.	1,400	61,278
Tower Group, Inc.	2,210	48,576
United Fire & Casualty Co.	2,600	105,118

		2,973,937

Internet — 0.1%
Ctrip.com International Ltd., ADR• (China)	700	40,425
Equinix, Inc.	3,160	128,801
Health Grades, Inc.(a)	7,210	45,207

		214,433

Internet Software & Services — 2.5%
Amazon.Com, Inc.(a)	2,700	127,305
Cybersource Corp.(a)	12,450	82,170
Digitas, Inc.	7,500	93,900
eBay, Inc.(a)	18,200	787,150
Expedia, Inc.(a)	3,200	76,672
Google, Inc. (Class “A” Stock)(a)	2,300	954,178
Iac Interactive Corp.(a)	10,800	305,748
j2 Global Communications, Inc.(a)	2,820	120,527
Keynote Systems, Inc.	6,466	83,088
Online Resources Corp.(a)	8,360	92,378
Openwave Systems, Inc.(a)	3,560	62,193
RADVision Ltd.(a) (Israel)	4,750	78,768
Rightnow Technologies, Inc.(a)	2,490	45,965
ValueClick, Inc.	3,300	59,763
WebSideStory, Inc.	3,850	69,801
Yahoo!, Inc.(a)	17,800	697,404

		3,737,010

IT Consulting & Services — 0.2%
Accenture Ltd. (Class “A” Stock)(a) (Bermuda)	11,600	334,892

Lodging — 0.2%
Marriott International, Inc. (Class “A” Stock)	3,500	234,395

Machinery & Equipment — 0.1%
Bucyrus International, Inc. (Class “A” Stock)	2,000	105,400

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Manufacturing — 0.1%
Harsco Corp.	1,900	$128,269
Hexel Corp.(a)	4,840	87,362

		215,631

Media — 0.5%
Getty Images, Inc.(a)	1,000	89,270
Liberty Global, Inc. (Class “A” Stock)(a)	972	21,870
Liberty Global, Inc. - Series C	972	20,606
Marchex, Inc., (Class “B” Stock)	1,510	33,960
News Corp., Inc. (Class “A” Stock)	11,134	173,134
Scholastic Corp.(a)	2,900	82,679
Viacom, Inc. (Class “B” Stock)	9,840	320,784

		742,303

Metals & Mining — 0.2%
Inco Ltd.(a) (Canada)	7,600	331,132

Multi-Utilities — 0.2%
Sempra Energy(a)	7,200	322,848

Office Electronics — 0.3%
Xerox Corp.(a)	32,400	474,660

Oil, Gas & Consumable Fuels — 2.7%
Amerada Hess Corp.	2,200	279,004
Cabot Oil & Gas Corp.	5,000	225,500
Eni SpA, ADR (Italy)	4,900	169,148
Houston Exploration Co.	2,400	126,720
Hydril Co.(a)	940	58,844
Kerr-McGee Corp.	4,200	381,612
National-Oilwell Varco, Inc.(a)	2,200	137,940
Nexen, Inc. (Canada)	9,600	457,248
Occidental Petroleum Corp.	9,100	726,908
Oceaneering International, Inc.(a)	2,700	134,406
Suncor Energy, Inc. (Canada)	13,300	839,629
Superior Energy Services, Inc.	4,000	84,200
Swift Energy Co.(a)	2,900	130,703
Tesoro Corp.(a)	3,700	227,735
Unit Corp.(a)	1,460	80,344

		4,059,941

Pharmaceuticals — 2.1%
Atherogenics, Inc.	2,790	55,828
Barr Pharmaceuticals, Inc.	1,400	87,206
Caremark Rx, Inc.(a)	7,700	398,783
First Horizon Pharmaceutical Corp.(a)	4,130	71,242
I-Flow Corp.(a)	5,000	73,100
Martrixx Ini. Inc.(a)	1,800	37,710
Novartis AG, ADR (Switzerland)	16,000	839,680
Pfizer, Inc.	15,600	363,792
Roche Holdings Ltd. (Switzerland)	7,000	523,958
Salix Pharmaceuticals Ltd.(a)	3,970	69,793
Sanofi-Aventis, ADR (France)	7,300	320,470
Sanofi-Aventis	3,900	341,672
Viropharma, Inc.(a)	3,050	56,577

		3,239,811

Real Estate Investment Trust — 0.4%
Entertainment Properties Trust	1,700	69,275
Hovnanian Enterprises, Inc. (Class “A” Shares)(a)	5,200	258,128

SEE NOTES TO FINANCIAL STATEMENTS.

B3

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Real Estate Investment Trust (cont’d.)
KKR Financial Corp.(a)	4,630	$111,074
SL Green Realty Corp.	1,600	122,224

		560,701

Semiconductors & Semiconductor Equipment — 1.8%
Advanced Analogic Technologies, Inc.	4,540	62,879
Applied Materials, Inc.(a)	20,300	364,182
Intel Corp.	13,300	331,968
Marvell Technology Group Ltd.(a) (Bermuda)	10,300	577,727
Maxim Integrated Products, Inc.	13,200	478,368
Microsemi Corp.(a)	2,750	76,065
O2Micro International Ltd.(a)	5,870	59,757
Spansion, Inc., (Class “A” Stock)(a)	7,500	104,400
SRS Labs, Inc.	9,690	63,760
Texas Instruments, Inc.	15,700	503,499
Ultratech, Inc.(a)	3,800	62,396
Volterra Semiconductor Corp.	4,090	61,350

		2,746,351

Software — 2.3%
Adobe Systems, Inc.	15,900	587,664
Bottomline Technologies, Inc.	5,100	56,202
Computer Associates International, Inc.	15,227	429,249
Concur Technologies, Inc.	3,860	49,756
Electronic Arts, Inc.(a)	8,800	460,328
Epicor Software Corp.(a)	6,310	89,160
Merge Technologies, Inc.(a)	2,130	53,335
Microsoft Corp.	24,400	638,060
NAVTEQ Corp.(a)	4,500	197,415
Pdf Solutions, Inc.(a)	4,400	71,500
Retalix Ltd.	2,700	66,042
SafeNet, Inc.(a)	2,840	91,505
SAP AG, ADR (Germany)	8,600	387,602
Synplicity, Inc.	11,500	95,450
Ultimate Software Group, Inc.(a)	4,030	76,852
Witness Systems, Inc.	3,500	68,845

		3,418,965

Technology
Sanmina - SCI Corp., Gtd. Notes(a)	9,100	38,766

Telecommunications — 1.0%
Alltel Corp.	5,100	321,810
American Tower Corp. (Class “A” Shares)	4,000	108,400
Avaya, Inc.(a)	13,400	142,978
McLeodUSA, Inc.	1,043	63
Nokia Corp. (Class “A” Stock), ADR(a) (Finland)	30,000	549,000
NTL, Inc.	250	17,020
QUALCOMM, Inc.	7,400	318,792

		1,458,063

Textiles & Apparel — 1.7%
Chico’s FAS, Inc.(a)	11,800	518,374
Federated Department Stores, Inc.	4,400	291,852
Jos. A. Bank Clothiers, Inc.(a)	1,792	77,791
Lowe’s Cos., Inc.	5,500	366,630
NIKE, Inc. (Class “B” Stock)	4,500	390,555

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Textiles & Apparel (cont’d.)
Stein Mart, Inc.	5,400	$98,010
Target Corp.	9,600	527,712
Williams-Sonoma, Inc.(a)	5,200	224,380

		2,495,304

Textiles, Apparel & Luxury Goods — 0.4%
Cache, Inc.(a)	4,440	76,901
Coach, Inc.(a)	10,500	350,070
Phillips-Van Heusen Corp.	4,800	155,520

		582,491

Tobacco — 0.4%
Altria Group Inc.(a)	7,900	590,288

Transportation — 0.2%
American Commerical Lines, Inc.(a)	2,940	89,053
Old Dominion Freight Line(a)	3,125	84,312
Vitran Corp., Inc. (Canada)	4,630	91,211

		264,576

Wireless Telecommunication Services — 0.5%
Sprint Nextel Corp.	34,509	806,130

TOTAL COMMON STOCKS (cost $46,805,964)		60,643,516

	Units
RIGHTS(a)
U.S. Treasury Obligations
United Mexican States, expiring 06/30/06	1,300,000	34,125
United Mexican States, expiring 06/01/07	1,300,000	26,715

TOTAL RIGHTS (cost $0)		60,840

WARRANTS(a)
Telecommunications
McLeodUSA, Inc.	2	14
XM Satellite Radio, Inc., 144A	—	—

TOTAL WARRANTS (cost $0)		14

Interest Rate	Maturity Date	Principal Amount (000)
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 24.0%
Federal Home Loan Mortgage Corp.
4.565%	11/15/30	$20	20,266
5.50%	01/12/36	2,000	1,981,250
Federal National Mortgage Assoc.
6.50%	06/01/18 -10/01/32	427	442,657
6.272%	08/01/29	48	48,658
6.875%	08/01/09	940	985,784
6.00%	11/01/32	11	10,964
5.00%	01/01/19	158	156,674
4.00%	09/01/18-09/01/20	6,131	5,860,014
4.50%	03/01/35-01/12/36	4,589	4,322,709
5.50%	02/01/35-01/12/36	22,145	21,931,439
4.487%	05/01/36	242	243,304

SEE NOTES TO FINANCIAL STATEMENTS.

B4

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (Continued)
Government National Mortgage Assoc.
8.50%	02/20/26-04/20/31		$52	$57,326
4.75%	08/20/24		10	9,590
4.375%	04/20/27		115	115,870
8.00%	08/20/31		6	6,045
4.125%	10/20/27-11/20/29		94	94,844
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (cost $36,529,347)				36,287,394

CORPORATE BONDS — 21.5%
Aerospace & Defense — 0.5%
Alliant Techsystems, Inc., Sr. Sub. Notes
8.50%	05/15/11	B2	75	78,750
Argo-Tech Corp., Sr. Notes
9.25%	06/01/11	B3	20	20,500
BE Aerospace, Inc., Sr. Sub. Notes
8.875%	05/01/11	Caa2	115	120,750
Esterline Technologies, Sr. Sub. Notes
7.75%	06/15/13	B1	125	130,625
L-3 Communications Corp., Sr. Sub. Notes
7.625%	06/15/12	Ba3	175	184,187
Moog, Inc., Sr. Sub. Notes 144A
6.25%	01/15/15	Ba3	100	98,500
Sequa Corp., Sr. Notes
8.875%	04/01/08	B1	100	104,250
Standard Aero Holdings, Inc., Notes
8.25%	09/01/14	Caa1	45	36,900

				774,462

Airlines — 0.1%
AMR Corp., Debs. Notes
10.00%	04/15/21	Caa2	50	37,375
AMR Corp., Notes
10.40%	03/10/11	CCC	100	82,750
Continental Airlines, Inc., Pass-Through Certs., Series 98-1B
6.748%	03/15/17	Ba2	39	33,840

				153,965

Automobiles — 2.1%
DaimlerChrysler NA Holding Corp. Gtd. Notes
6.40%	05/15/06	A3	300	301,488
4.70%	03/07/07	A3	600	599,387
Ford Motor Co., Notes
7.45%	07/16/31	Ba1	300	204,000
Ford Motor Credit Co., Notes
7.875%	06/15/10	Baa3	355	319,462
General Motors Acceptance Corp., Notes
6.75%	01/15/06-12/01/14	Ba1	605	589,144
6.125%	09/15/06	Ba1	100	97,136
6.875%	09/15/11-08/28/12	Ba1	1,150	1,046,879

				3,157,496

Automotive — 0.5%
Dana Corp., Notes
6.50%	03/01/09	Ba2	25	20,000

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Automotive (cont’d.)
Goodyear Tire & Rubber Co. (The), Notes
9.00%	07/01/15	B3	$50	$49,250
Hertz Corp., Sr. Notes
8.875%	01/01/14	B1	175	178,281
Hertz Corp., Sr. Sub. Notes
10.50%	01/01/16	B3	100	103,000
Lear Corp., Gtd. Notes
8.11%	05/15/09	Ba2	50	46,535
Navistar International Corp., Gtd. Notes
9.375%	06/01/06	Ba3	40	40,600
Rexnord Corp., Gtd. Notes
10.125%	12/15/12	B3	$100	107,500
TRW Automotive, Inc., Sr. Notes
9.375%	02/15/13	Ba3	113	122,323
Visteon Corp., Sr. Notes
8.25%	08/01/10	B3	85	72,250
7.00%	03/10/14	B3	95	73,388

				813,127

Automotive Parts — 0.1%
Arvinmeritor Inc., Notes
8.75%	03/01/12	Ba2	160	153,200
Tenneco Automotive Inc., Gtd. Notes
8.625%	11/15/14	B3	50	47,250

				200,450

Banks — 0.1%
Kazkommerts International BV, Bank Gtd. Notes
7.875%	04/07/14	Baa2	95	99,750
7.00%	11/03/09	Baa2	40	41,040

				140,790

Building Materials & Construction — 0.4%
D.R. Horton, Inc., Sr. Notes
7.875%	08/15/11	Ba1	200	217,842
Goodman Global Holding Co., Inc., Sr. Notes
6.41%	06/15/12	B3	85	84,150
K Hovnanian Enterprises, Inc., Gtd. Notes
6.25%	01/15/15	Ba1	50	47,055
KB Home, Sr. Sub. Notes
8.625%	12/15/08	Ba2	80	84,974
Nortek, Inc., Sr. Sub. Notes
8.50%	09/01/14	Caa1	100	96,500

				530,521

Cable — 0.3%
Cablevision Systems Corp. Holdings, Inc., Sr. Notes
8.125%	07/15/09	B1	75	75,750
Cablevision Systems Corp., Sr. Notes 144A
8.00%	04/15/12	B3	25	23,375
Callahan Nordrhein-Westfalen, Sr. Disc. Notes (Germany)(i)
16.00%	07/15/10	NR	250	25
Charter Communications Corp., Sr. Notes
Zero	05/15/14	B2	150	83,250
Charter Communications Holdings II, Sr. Notes
10.25%	09/15/10	Caa1	100	99,500
Charter Communications Operating LLC, Sr. Notes
8.375%	04/30/14	B2	50	49,750

SEE NOTES TO FINANCIAL STATEMENTS.

B5

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Cable (cont’d.)
CSC Holdings, Inc., Debs. Notes
7.625%	07/15/18	B2	$25	$23,750
CSC Holdings, Inc., Sr. Notes
7.25%	07/15/08	B1	50	49,875
7.875%	12/15/07	B1	24	24,420
7.00%	04/15/12	B1	50	47,250

				476,945

Capital Goods — 0.7%
Allied Waste North America, Inc., Sec’d. Notes
8.50%	12/01/08	B2	145	152,250
5.75%	02/15/11	B2	60	56,850
Allied Waste North America, Inc., Sr. Notes
7.875%	04/15/13	B2	50	51,625
Case New Holland, Inc., Sr. Notes
9.25%	08/01/11	Ba3	70	74,900
Columbus Mckinnon Corp. NY, Sr. Sub. Notes
8.875%	11/01/13	B3	50	52,000
Johnson Diversified Holdings, Inc., Disc. Notes, Zero Coupon (until 05/15/07)
10.67%(v)	05/15/13	Caa1	70	55,650
Manitowoc Co., Sr. Sub. Notes
10.50%	08/01/12	B2	97	107,670
Mueller Group, Inc., Sr. Sub. Notes
10.00%	05/01/12	Caa1	30	31,875
Playtex Products, Inc., Gtd. Notes
9.375%	06/01/11	Caa2	50	52,375
Stena AB, Sr. Notes (Sweden)(l)
7.50%	11/01/13	Ba3	125	120,000
Terex Corp., Gtd. Notes
9.25%	07/15/11	Caa1	45	48,037
7.375%	01/15/14	Caa1	75	74,250
United Rentals North America, Inc., Gtd. Notes
6.50%	02/15/12	B3	100	97,375

				974,857

Chemicals — 1.2%
BCI US Finance Corp/Borden 2 Nova Scotia Finance ULC, Sec’d. Notes
9.65%	07/15/10	B3	60	60,750
Equistar Chemical Funding, Sr. Notes
10.625%	05/01/11	B2	55	60,500
Equistar Chemicals LP, Gtd. Notes
10.125%	09/01/08	B2	95	103,075
Huntsman International LLC, Gtd. Notes
10.125%	07/01/09	B3	11	11,358
Huntsman LLC, Gtd. Notes
11.625%	10/15/10	Ba3	150	170,812
IMC Global, Inc., Debs. Notes
6.875%	07/15/07	B1	100	101,500
IMC Global, Inc., Gtd. Notes
10.875%	06/01/08	Ba3	125	138,437
IMC Global, Inc., Sr. Notes
10.875%	08/01/13	Ba3	50	57,437
ISP Chemco, Inc., Gtd. Notes
10.25%	07/01/11	B1	75	79,875
Johnsondiversey, Inc., Gtd. Notes
9.625%	05/15/12	B3	30	30,150

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)		Value (Note 2)
Chemicals (cont’d.)
Koppers, Inc., Gtd. Notes
9.875%	10/15/13	B2		$150	$162,750
Lyondell Chemical Co., Gtd. Notes
10.50%	06/01/13	B1		150	170,437
Lyondell Chemical Co., Sec’d. Notes
11.125%	07/15/12	B1		50	55,938
9.625%	05/01/07	B1		100	104,375
Nalco Co., Sr. Notes
7.75%	11/15/11	B2		130	133,575
Nalco Co., Sr. Sub. Notes
8.875%	11/15/13	Caa1		15	15,713
Nova Chemicals Corp., Sr. Notes
7.561%	11/15/13	Ba2		150	153,187
OM Group, Inc., Gtd. Notes
9.25%	12/15/11	Caa1		35	34,213
PQ Corp., Gtd. Notes 144A
7.50%	02/15/13	B3		25	23,250
Rhodia SA, Sr. Sub. Notes (France)(l)
8.875%	06/01/11	Caa1		100	102,500
Rockwood Specialties, Inc., Sr. Sub. Notes
10.625%	05/15/11	B3		36	39,465

					1,809,297

Commercial Services — 0.3%
Iron Mountain, Inc., Gtd. Notes
8.625%	04/01/13	Caa1		95	99,038
Mac-Gray Corp., Sr. Notes
7.625%	08/15/15	B1		50	50,375
Quebecor Media, Sr. Disc. Notes, Zero Coupon (until 7/15/06) (Canada)(l)
13.75%(v)	07/15/11	B2		150	155,062
Service Corp. International US, Sr. Notes
7.00%	06/15/17	Ba3		125	124,063

					428,538

Computer Hardware
Unisys Corp., Sr. Notes
8.00%	10/15/12	Ba3		35	32,375

Computer Services & Software — 0.2%
Sungard Data Systems, Inc., Sr. Sub. Notes 144A
10.25%	08/15/15	Caa1		230	230,000
Sungard Data Systems, Inc., Sr. Unsec’d. Notes
9.125%	08/15/13	B3		125	129,375

					359,375

Computers & Peripherals — 0.1%
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Island)(l)
8.00%	05/15/09	Ba2		150	157,500

Construction
Dycom Industries, Inc., Notes
8.125%	10/15/15	Ba3		50	50,000

Consumer Cyclical – Services
Nell AF SARL, Sr. Notes 144A (Luxembourg)(l)
8.375%	08/15/15	B2		55	54,450
NoteCo Ltd. (United Kingdom)
6.673%	06/30/25	NR	GBP	3	6,246

					60,696

Consumer Products & Services — 0.1%
Simmons Bedding, Co., Sr. Sub. Notes
7.875%	01/15/14	Caa1		75	69,375

SEE NOTES TO FINANCIAL STATEMENTS.

B6

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Consumer Services — 0.1%
Levi Strauss & Co., Gtd. Notes
12.25%	12/15/12	Caa2	$75	$83,625
Propex Fabrics, Inc., Gtd. Notes
10.00%	12/01/12	Caa1	15	13,388

				97,013

Containers & Packaging — 0.4%
Berry Plastics Corp., Gtd. Notes
10.75%	07/15/12	B3	100	107,500
Crown Americas LLC, Sr. Notes
7.625%	11/15/13	B1	100	103,750
Greif, Inc., Gtd. Notes
8.875%	08/01/12	B1	175	186,375
Jefferson Smurfit Corp., Gtd. Notes
8.25%	10/01/12	B2	35	33,600
7.50%	06/01/13	B2	50	46,000
Norampac, Inc., Sr. Notes (Canada)(l)
6.75%	06/01/13	Ba2	30	28,950
Silgan Holdings, Inc., Sr. Sub. Notes
6.75%	11/15/13	B1	50	49,750
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
8.375%	07/01/12	B2	25	24,188
9.75%	02/01/11	B2	25	25,250

				605,363

Diversified Financial Services — 0.2%
Borden U.S. Finance Corp. / Nova Scotia Finance ULC, Sed’d. Notes
9.00%	07/15/14	B3	50	49,500
CCM Merger, Inc., Notes
8.00%	08/01/13	B3	25	24,000
Galaxy Entertainment Finance Co., Ltd. Gtd. Notes
9.875%	12/15/12	B1	100	101,500
K&F Acquisition, Inc., Gtd. Notes, PIK
7.75%	11/15/14	Caa1	50	50,500
Residential Capital Corp., Sr. UnSec’d. Notes
6.375%	06/30/10	Baa3	50	50,806
Stripes Acquisition, LLC, Sr. Notes
10.625%	12/15/13	B2	50	50,750

				327,056

Electric — 1.0%
AES Corp., Sr. Notes
9.375%	09/15/10	B1	275	300,437
9.50%	06/01/09	B1	25	27,000
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A
9.00%	01/02/17	Ba1	37	41,918
Aquila Inc., Sr. Notes
9.95%	02/01/11	B2	55	60,637
CMS Energy Corp., Sr. Notes
7.50%	01/15/09	B1	125	128,750
Sr. Notes
8.50%	04/15/11	B1	50	54,437
Edison Mission Energy, Sr. Notes
7.73%	06/15/09	B1	50	51,625
Empresa Nacional de Electricidad SA, Notes (Chile)(l)
8.625%	08/01/15	Ba1	55	64,404
Empresa Nacional de Electricidad SA, Unsub. Notes (Chile)(l)
8.35%	08/01/13	Ba1	110	125,281

Interest Rate		Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Electric (cont’d.)
Homer City Funding LLC, Gtd. Notes
8.137%		10/01/19	Ba2	$47	$51,700
Inergy LP Inergy Finance Corp., Sr. Notes
6.875%		12/15/14	B1	50	45,500
Midland Funding II, Bonds
13.25%		07/23/06	B3	129	133,817
Midwest Generation LLC, Pass-Through Certificates, Series A
8.30%		07/02/09	B1	35	36,487
8.56%		01/02/16	B1	80	87,460
Midwest Generation LLC, Sec’d. Notes
8.75%		05/01/34	B1	75	82,594
Nevada Power Co., Notes
10.875%		10/15/09	Ba1	3	3,278
Nevada Power, Ref. Mtge. Bonds
6.50%		04/15/12	Ba1	50	51,250
Sierra Pacific Resources, Sr. Notes
8.625%		03/15/14	B1	40	43,280
Texas Genco LLC, Sr. Notes
6.875%		12/15/14	B1	100	108,250
Utilicorp Canada Finance Corp., Gtd. Notes (Canada)(l)
7.75%		06/15/11	B2	40	40,900

					1,539,005

Electric Utilities — 0.2%
PPL Capital Fund Trust I, Sub. Notes
7.29%		05/18/06	Ba1	275	276,669
TXU Energy Co. LLC, Sr. Notes
4.92%	(c)	01/17/06	Baa2	50	49,998

					326,667

Energy — Other — 0.5%
Chesapeake Energy Corp., Sr. Notes
6.375%		06/15/15	Ba2	200	200,000
Encore Acquisition Corp., Sr. Notes
6.25%		04/15/14	B2	25	23,750
Houston Exploration Co., Sr. Sub. Notes
7.00%		06/15/13	B2	25	24,000
Magnum Hunter Resources, Inc., Gtd. Notes
9.60%		03/15/12	Ba3	10	10,850
Newfield Exploration Co., Sr. Sub. Notes
8.375%		08/15/12	Ba3	50	53,500
Parker Drilling Co., Sr. Notes
9.625%		10/01/13	B2	175	195,344
Premcor Refining Group, Inc., Gtd. Notes
9.50%		02/01/13	Baa3	100	111,465
6.75%		05/01/14	Baa3	20	21,008
Pride International, Inc., Sr. Notes
7.375%		07/15/14	Ba2	25	26,812
Vintage Petroleum, Inc., Sr. Notes
8.25%		05/01/12	Ba3	50	53,625
Vintage Petroleum, Inc., Sr. Sub. Notes
7.875%		05/15/11	B1	50	52,250

					772,604

Finance
Compton Petroleum Corp., Gtd. Notes
7.625%		12/01/13	B2	25	25,563

Financial Services
European Investment Bank, Notes (Japan)
3.00%		09/20/06	Aaa	JPY 2,000	17,304

SEE NOTES TO FINANCIAL STATEMENTS.

B7

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Foods — 0.4%
Agrilink Foods, Inc., Gtd. Notes 144A
11.875%	11/01/08	B3	$ 25	$25,500
Ahold Finance USA, Inc., Sr. Notes
8.25%	07/15/10	Ba2	25	27,031
Carrols Corp., Sr. Sub. Notes
9.00%	01/15/13	B3	50	48,625
Del Monte Corp., Sr. Sub Notes
8.625%	12/15/12	B2	100	106,250
Delhaize America, Inc., Gtd. Notes
8.125%	04/15/11	Ba1	80	87,205
Dole Foods Co. Inc., Gtd. Notes
7.25%	06/15/10	B2	35	33,950
Dole Foods Co., Inc., Sr. Notes
8.625%	05/01/09	B2	38	38,950
8.875%	03/15/11	B2	18	18,450
Dominos, Inc., Sr. Sub. Notes
8.25%	07/01/11	B2	18	18,810
National Beef Packaging Co., LLC Sr. Notes
10.50%	08/01/11	B3	25	25,875
Pathmark Stores, Inc., Gtd. Notes
8.75%	02/01/12	Caa2	50	46,688
Smithfield Foods, Inc., Sr. Notes
7.00%	08/01/11	Ba2	50	51,000
8.00%	10/15/09	Ba2	70	73,850
Stater Brothers Holdings, Inc., Sr. Notes
8.125%	06/15/12	B1	25	24,750

				626,934

Furniture
ALH Finance LLC, Sr. Sub. Notes
8.50%	01/15/13	B3	30	28,275

Gaming — 1.0%
Aztar Corp., Sr. Sub. Notes
7.875%	06/15/14	Ba3	70	73,325
Boyd Gaming Corp., Sr. Sub. Notes
8.75%	04/15/12	B1	90	96,525
Caesars Entertainment, Inc., Sr. Sub. Notes
8.875%	09/15/08	Ba1	40	43,250
Gaylord Entertainment Co., Sr. Notes
8.00%	11/15/13	B3	25	26,187
Kerzner International Ltd., Sr. Sub. Notes (Bahamas)(l)
6.75%	10/01/15	B2	100	97,250
MGM Mirage, Inc., Gtd. Notes
9.75%	06/01/07	Ba3	105	110,644
6.625%	07/15/15	Ba2	275	274,312
6.00%	10/01/09	Ba2	205	203,719
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
8.00%	04/01/12	Ba3	70	73,675
6.375%	07/15/09	Ba3	50	50,312
Park Place Entertainment Corp., Sr. Sub. Notes
9.375%	02/15/07	Ba1	45	46,856
Park Place Entertainment Corp., Sr. Sub. Notes
8.125%	05/15/11	Ba1	25	27,594
Penn National Gaming, Inc., Sr. Sub. Notes
6.75%	03/01/15	B3	25	24,563
Station Casinos, Inc., Sr. Notes
6.00%	04/01/12	Ba2	75	74,812

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Gaming (cont’d.)
Station Casinos, Inc., Sr. Sub. Notes
6.875%	03/01/16	Ba3	$25	$25,563
Trump Entertainment Resorts, Inc., Sec’d. Notes
8.50%	06/01/15	Caa1	90	87,750
Wynn Las Vegas LLC, First Mortgage
6.625%	12/01/14	B2	110	106,975

				1,443,312

Health Care & Pharmaceutical — 1.6%
Accellant, Inc., Gtd. Notes
10.50%	12/01/13	Caa1	225	230,625
Alliance Imaging, Inc., Sr. Sub. Notes
7.25%	12/15/12	B3	25	20,813
Concentra Operating Corp., Gtd. Notes
9.50%	08/15/10	B3	50	51,750
9.125%	06/01/12	B3	50	51,500
Coventry Health Care, Inc., Sr. Notes
8.125%	02/15/12	Ba1	50	53,125
Elan Finance PLC, Sr. Notes
7.75%	11/15/11	B3	100	93,500
Gtd Co.
8.34%	11/15/11	B3	50	47,500
HCA, Inc. Debs. Notes
8.36%	04/15/24	Ba2	100	109,030
HCA, Inc., Notes
9.00%	12/15/14	Ba2	50	58,501
5.50%	12/01/09	Ba2	50	49,382
HEALTHSOUTH Corp., Sr. Notes
8.50%	02/01/08	NR	70	70,525
7.625%	06/01/12	NR	25	25,375
Iasis Healthcare LLC, Sr. Sub. Notes
8.75%	06/15/14	B3	115	120,750
Inverness Medical Innovations, Inc., Sr. Sub. Notes
8.75%	02/15/12	Caa3	60	60,900
Medco Health Solutions, Inc., Sr. Notes
7.25%	08/15/13	Ba1	55	60,418
MedQuest, Inc., Gtd. Notes
11.875%	08/15/12	Caa1	75	72,375
Omega Healthcare Investors, Inc., Notes
6.95%	08/01/07	B1	100	102,875
Omnicare, Inc., Sr. Sub Notes
6.875%	12/15/15	Ba3	150	152,250
Res-Care, Inc., Gtd. Notes
7.75%	10/15/13	B1	100	100,000
Select Medical Corp., Gtd. Notes
7.625%	02/01/15	B3	35	33,688
Senior Housing Properties Trust, Sr. Notes
8.625%	01/15/12	Ba2	50	54,750
Skilled Health Care Group., Sr. Sub Notes
11.00%	01/15/14	Caa1	125	126,250
Tenet Healthcare Corp., Sr. Notes 144A
9.25%	02/01/15	B3	50	49,625
Vanguard Health Holdings Co. LLC, Sr. Sub. Notes
9.00%	10/01/14	Caa1	125	132,812
Ventas Realty LP, Sr. Notes
9.00%	05/01/12	Ba3	85	96,900
6.625%	10/15/14	Ba3	75	76,687
7.125%	06/01/15	Ba3	75	78,750
Warner Chilcott Corp., Gtd. Notes 144A
8.75%	02/01/15	Caa1	175	161,000

				2,341,656

SEE NOTES TO FINANCIAL STATEMENTS.

B8

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Healthcare Services — 0.2%
HCA, Inc., Debs. Notes
7.50%	11/06/33	Ba2	$75	$77,439
7.125%	06/01/06	Ba2	100	100,820
6.75%	07/15/13	Ba2	50	51,554

				229,813

Household Durables — 0.1%
Standard-Pacific Corp., Sr. Notes
6.50%	08/15/10	Ba2	125	119,219

Industrial Conglomerates — 0.4%
General Electric Capital Corp., Sr. Unsec’d. Notes (Japan)
1.40%	11/02/06	Aaa	JPY 74,000	634,214

Leisure Equipment & Products
K2, Inc., Sr. Notes
7.375%	07/01/14	Ba3	30	29,850

Lodging — 0.5%
Felcor Suites LP, Gtd. Notes
7.625%	10/01/07	B1	75	76,687
HMH Properties, Inc., Gtd. Notes, Series B
7.875%	08/01/08	Ba3	12	12,135
Host Marriott LP, Sr. Notes
7.00%	08/15/12	Ba3	100	102,500
7.125%	11/01/13	Ba3	85	88,400
ITT Corp., Debs. Notes
7.375%	11/15/15	Ba1	85	92,225
La Quinta Properties, Inc., Sr. Notes
8.875%	03/15/11	Ba3	125	135,781
Royal Caribbean Cruises Ltd., Deb. Notes (Liberia)(l)
7.25%	03/15/18	Ba1	45	48,375
Royal Caribbean Cruises Ltd., Sr. Notes
8.00%	05/15/10	Ba1	50	54,306
6.875%	12/01/13	Ba1	10	10,591
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes
7.875%	05/01/12	Ba1	55	60,638
7.375%	05/01/07	Ba1	120	122,400

				804,038

Machinery — 0.1%
Terex Corp., Gtd. Notes
10.375%	04/01/11	Caa1	155	164,300

Manufacturing — 0.2%
Blount, Inc., Sr. Sub. Notes
8.875%	08/01/12	B3	200	211,000
Invensys PLC, Sr. Notes 144A (United Kingdom)(l)
9.875%	03/15/11	B3	40	39,600

				250,600

Media & Entertainment — 1.6%
AMC Entertainment, Inc., Gtd. Notes
8.625%	08/15/12	B2	75	78,375
AMC Entertainment, Inc., Sr. Sub. Notes
8.00%	03/01/14	B3	35	31,675
CCH I LLC, Sec`d. Notes 144A
11.00%	10/01/15	Caa3	188	157,999
Dex Media East LLC, Gtd. Notes
12.125%	11/15/12	B2	151	176,670

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Media & Entertainment (cont’d.)
Dex Media West LLC, Sr. Sub. Notes
9.875%	08/15/13	B2	$159	$176,490
Dex Media, Inc., Notes
8.00%	11/15/13	B3	70	71,400
DirecTV Holdings LLC, Gtd. Notes
6.375%	06/15/15	Ba2	102	99,705
Echostar DBS Corp., Gtd. Notes
6.625%	10/01/14	Ba3	75	71,906
Gray Television, Inc., Gtd. Notes
9.25%	12/15/11	Ba3	125	133,437
Greektown Holdings LLC., Sr, Notes
10.75%	12/01/13	B3	50	49,625
Harrah’s Operating Co., Inc., Bonds
5.625%	06/01/15	Baa3	500	491,211
Intrawest Corp., Sr. Notes (Canada)(l)
7.50%	10/15/13	B1	75	75,937
LCE Acquisition, Gtd., Notes
9.00%	08/01/14	B3	25	25,250
Medianews Group, Inc., Sr. Sub. Notes
6.875%	10/01/13	B2	75	71,719
Morris Publishing Group LLC, Co., Gtd. Notes
7.00%	08/01/13	Ba3	25	23,594
Primedia, Inc., Sr. Notes
9.715%	05/15/10	B2	75	72,094
R.H. Donnelley Finance Corp., Sr. Sub. Notes
10.875%	12/15/12	B2	150	169,125
Six Flags Inc., Sr. Notes
9.625%	06/01/14	Caa1	35	34,038
Sun Media Corp., Gtd. Notes (Canada)(l)
7.625%	02/15/13	Ba3	175	179,375
Universal City Florida, Holding Co., Sr. Notes
8.375%	05/01/10	B3	75	73,312
Vail Resorts, Inc., Sr. Sub Notes
6.75%	02/15/14	B2	60	60,000
Vertis, Inc., Sec’d. Notes
9.75%	04/01/09	B3	105	108,806

				2,431,743

Media – Cable — 0.1%
Kabel Deutschland GmbH, Sr. Notes (Germany)(l)
10.625%	07/01/14	B2	75	78,938

Metals — 0.6%
AK Steel Corp., Gtd. Notes
7.75%	06/15/12	B1	50	45,125
Arch Western Finance LLC, Sr. Notes
6.75%	07/01/13	Ba3	125	127,344
Century Aluminum Co., Sr. Notes 144A
7.50%	08/15/14	B1	75	73,875
Chaparral Steel Co. Gtd. Notes
10.00%	07/15/13	B1	90	96,975
CSN Islands VII Corp., Gtd. Notes 144A
10.75%	09/12/08	BB-(d)	80	88,500
Foundation PA Coal Co., Sr. Notes
7.25%	08/01/14	B1	75	77,531
Ispat Inland ULC, Sec’d. Notes (Canada)(l)
9.75%	04/01/14	Ba1	64	72,480

SEE NOTES TO FINANCIAL STATEMENTS.

B9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Metals (cont’d.)
Metals USA, Inc., Sec’d. Notes
11.125%	12/01/15	B3	$75	$76,875
Oregon Steel Mills, Inc., Gtd. Notes
10.00%	07/15/09	Ba3	145	155,150
Ryerson Tull, Inc., Sr. Notes
8.25%	12/15/11	B2	45	43,762
United States Steel LLC, Sr. Notes
10.75%	08/01/08	Ba2	50	55,250
9.75%	05/15/10	Ba2	50	54,375

				967,242

Metals & Mining — 0.1%
Novelis, Inc., Sr. Notes (Canada)(l)
7.50%	02/15/15	B1	120	111,900

Oil & Gas Exploration/Production — 0.4%
Pemex Project Funding Master Trust, Gtd. Notes
8.625%	02/01/22	Baa1	250	308,125
9.50%	03/30/18	Baa1	250	317,750

				625,875

Oil, Gas & Consumable Fuels — 0.1%
Forest Oil Corp., Sr. Notes
8.00%	06/15/08	Ba3	40	41,700
Pioneer Natural Resources Co., Sr. Notes
5.875%	07/15/16	Baa3	100	99,032
Pogo Producing Co., Sr. Sub. Notes
6.875%	10/01/17	Ba3	25	24,375

				165,107

Packaging — 0.3%
Graham Packaging Co., Gtd. Notes
8.50%	10/15/12	Caa1	25	24,625
Graham Packaging Co., Sub. Notes 144A
9.875%	10/15/14	Caa2	100	97,500
Owens Brockway Glass Container, Inc., Sec`d. Notes
8.75%	11/15/12	B1	240	258,000

				380,125

Paper — 0.4%
Abitibi-Consolidated, Inc., Notes (Canada)(l)
5.25%	06/20/08	Ba3	50	47,500
Ainsworth Lumber Co. Ltd., Sr. Notes
6.75%	03/15/14	B2	25	21,438
7.25%	10/01/12	B2	10	9,000
Caraustar Industries, Inc., Sr. Sub. Notes
9.875%	04/01/11	Caa1	25	25,500
Cascades, Inc., Sr. Notes (Canada)(l)
7.25%	02/15/13	Ba3	95	86,450
Cellu Tissue Holdings, Inc., Sec’d. Notes
9.75%	03/15/10	B2	125	123,750
Georgia-Pacific Corp., Notes
7.50%	05/15/06	Ba2	75	75,469
8.875%	05/15/31	Ba2	25	25,062
8.125%	05/15/11	Ba2	30	30,037
Millar Western Forest Products Ltd, Sr. Notes (Canada)(l)
7.75%	11/15/13	B2	65	48,425
Tembec Industries, Inc., Gtd. Notes (Canada)(l)
7.75%	03/15/12	B3	95	50,825

				543,456

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Paper & Forest Products — 0.1%
Abitibi-Consolidated Inc (Canada)(l)
8.375%	04/01/15	Ba3	$125	$119,688

Pipelines & Other — 1.3%
Dynegy Holdings, Inc., Sec’d. Notes
9.875%	07/15/10	B1	50	54,812
10.125%	07/15/13	B1	130	146,900
El Paso Corp., Sr. Notes
7.00%	05/15/11	Caa1	465	461,512
7.80%	08/01/31	Caa1	100	99,750
El Paso Production Holding Co., Gtd. Notes
7.75%	06/01/13	B3	150	155,625
Pacific Energy Partners LP, Sr. Notes
7.125%	06/15/14	Ba2	25	25,750
Targa Resources, Inc., Gtd. Notes
8.50%	11/01/13	B2	125	128,125
Tennessee Gas Pipeline Co., Debs. Notes
7.00%	03/15/27-10/15/28	B1	140	140,854
7.625%	04/01/37	B1	145	152,670
Transmontaigne, Inc., Sr. Sub. Notes
9.125%	06/01/10	B3	35	34,388
Williams Cos., Inc., Notes
7.125%	09/01/11	B1	225	233,719
8.125%	03/15/12	B1	40	43,600
6.375%	10/01/10	B1	350	349,562

				2,027,267

Real Estate Investment Trust — 0.2%
Felcor Lodging LP, Gtd. Notes (8.50% until 6/20/03)
9.00%	06/01/11	B1	50	54,750
Felcor Lodging LP, Sr. Notes
8.83%	06/01/11	B1	50	52,000
Host Marriott LP, Gtd. Notes
9.50%	01/15/07	Ba3	150	155,250
Senior Housing Properties Trust, Sr. Notes
7.875%	04/15/15	Ba2	50	52,250

				314,250

Retail & Merchandising — 0.4%
Asbury Automotive Group Inc., Sr. Sub. Notes
8.00%	03/15/14	B3	25	23,875
GSC Holdings Corp., Gtd. Notes 144A
8.00%	10/01/12	Ba3	50	47,000
JC Penney CO Inc., Debs. Notes
7.40%	04/01/37	Ba1	135	150,824
Neiman Marcus Group, Inc., Gtd. Notes
10.375%	10/15/15	B3	75	76,219
Pantry, Inc., (The) Sr. Sub. Notes
7.75%	02/15/14	B3	85	85,000
Rite Aid Corp., Gtd. Notes
7.50%	01/15/15	B2	100	94,500
Rite Aid Corp., Sec’d. Notes
8.125%	05/01/10	B2	25	25,437
Sonic Automotive Inc., Sr. Sub. Notes
8.625%	08/15/13	B2	40	38,700

				541,555

SEE NOTES TO FINANCIAL STATEMENTS.

B10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Financial, Sr. Notes (Singapore)(l)
10.125%	12/01/13	B	$95	$97,613
Avago Technologies Financial, Sr. Sub. Notes (Singapore)(l)
11.875%	12/01/15	Caa2	100	100,750

				198,363

Technology — 0.4%
Amkor Technology, Inc., Sr. Notes
7.125%	03/15/11	Caa1	25	22,000
Flextronics International, Ltd. Sr. Sub. Notes
6.50%	05/15/13	Ba2	15	15,244
6.25%	11/15/14	Ba2	150	147,937
Freescale Semiconductor, Inc., Sr. Notes
Sr. Notes
6.875%	07/15/11	Ba2	100	105,000
7.125%	07/15/14	Ba2	50	53,250
Sanmina — SCI Corp., Gtd. Notes Gtd.
10.375%	01/15/10	Ba2	125	138,125
6.75%	03/01/13	B1	15	14,269
UGS Corp., Sr. Sub. Notes
10.00%	06/01/12	B3	50	54,500

				550,325

Telecommunications — 1.4%
Alamosa Delaware, Inc., Sr. Notes
11.00%	07/31/10	Caa1	50	56,375
8.50%	01/31/12	Caa1	25	27,031
AT&T Corp., Sr. Notes
9.05%	11/15/11	Ba1	85	94,080
Centennial Communications Corp., Sr. Notes
8.125%	02/01/14	B3	25	25,375
Cincinnati Bell, Inc., Sr. Sub. Notes
8.375%	01/15/14	B3	45	44,269
Citizens Communications Co., Sr. Notes
9.25%	05/15/11	Ba3	105	115,762
6.25%	01/15/13	Ba3	40	38,700
Dobson Cellular Systems, Sec’d. Notes
8.375%	11/01/11	B1	50	53,062
9.00%	11/01/11	B1	25	26,000
Dobson Communications Corp., Sr. Notes
8.10%	10/15/12	Caa2	10	9,950
Eircom Funding, Gtd. Notes (Ireland)(l)
8.25%	08/15/13	B1	40	42,800
Hawaiian Telcom Communications, Inc., Sr. Notes
9.75%	05/01/13	B3	25	24,438
Hawaiian Telcom Communications, Inc., Sr. Sub. Notes
12.50%	05/01/15	Caa1	65	60,775
Intelsat Bermuda Ltd., Sr. Notes 144A (Bermuda)(l)
8.25%	01/15/13	B2	140	141,400
MCI Inc., Sr. Notes
8.735%	05/01/14	B2	55	60,844
MCI, Inc., Sr. Notes
7.688%	05/01/09	B2	225	232,312
New Skies Satellites, Sr. Notes
9.573%	11/01/11	B3	25	26,000
9.125%	11/01/12	Caa1	25	26,719

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Nortel Networks Corp., Gtd. Notes (Canada)(l)
4.25%	09/01/08	B3	$ 25	$23,438
Nortel Networks Ltd., Notes (Canada)(l)
6.125%	02/15/06	B3 (d)	80	80,000
Qwest Communications International. Inc., Sr. Notes 144A
7.50%	02/15/14	B2	50	51,375
Qwest Corp., Sr. Notes
Sr. Notes
7.625%	06/15/15	Ba3	500	535,000
7.875%	09/01/11	Ba3	150	161,625
Rogers Wireless, Inc., Sec’d. Notes (Canada)(l)
9.625%	05/01/11	Ba3	95	109,250
UbiquiTel Operating Co., Sr. Notes
9.875%	03/01/11	Caa1	75	83,062
US Unwired, Inc., Sec’d. Notes
8.12%	06/15/10	B2	25	25,688

				2,175,330

Tobacco
RJ Reynolds Tobacco Holdings, Inc., Notes
6.50%	07/15/10	Ba2	25	24,875

Utilities — 0.4%
Mirant North America LLC, Sr. Notes
7.375%	12/31/13	B1	150	151,688
NRG Energy, Inc., Gtd. Notes
8.00%	12/15/13	Ba3	126	140,490
Orion Power Holdings, Inc., Sr. Notes
12.00%	05/01/10	B2	40	45,200
Reliant Energy, Inc., Sec’d. Notes
9.50%	07/15/13	B1	140	140,350
TECO Energy, Inc., Notes
7.50%	06/15/10	Ba2	175	186,375

				664,103

TOTAL CORPORATE BONDS (cost $32,214,021)				32,492,697

FOREIGN GOVERNMENT BONDS — 6.9%
Bank of England/London (United Kingdom)
Zero	01/12/06		EUR 100	118,325
Federal Republic of Brazil(l)
12.00%	04/15/10	B1	300	364,800
11.00%	08/17/40	Ba3	200	257,800
Federal Republic of Italy (Italy)
0.375%	10/10/06	Aa2	JPY 3,000	25,500
French Treasury Note (France)
5.00%	01/12/06	NR	EUR 5,880	6,964,898
Petroleum Export Ltd Cayman Spv(l)
4.623%	06/15/10	Aaa	100	99,015
4.633%	06/15/10	Aaae	200	198,030
Republic of Panama (Panama)(l)
9.625%	02/08/11	Ba1	150	175,125
Russian Government International Bond (Russia)(l)
5.00%	03/31/30	NR	450	508,005
United Kingdom Treasury Stock
5.00%	03/07/12-09/07/14	Aaa	GBP 800	1,461,710
United Mexican States (Mexico)(l)
8.125%	12/30/19	Baa1	170	208,675

TOTAL FOREIGN GOVERNMENT BONDS (cost $10,394,701)				10,381,883

SEE NOTES TO FINANCIAL STATEMENTS.

B11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Bonds
9.00%	11/15/18		$ 425	$607,617
7.875%	02/15/21		1,000	1,353,359
8.875%	02/15/19		200	284,406
3.125%	01/31/07		100	98,602
3.375%	02/15/08		200	195,883
4.00%	04/15/10		600	591,281
3.875%	05/15/10		200	196,211
U.S. Treasury Notes
3.50%	02/15/10		1,400	1,354,173
3.75%	03/31/07-08/15/14		700	694,039
4.25%	11/15/14		4,800	4,744,615
3.625%	01/15/10		200	194,516

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,300,687)				10,314,702

COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2
5.426%	05/25/35	Aaa	247	246,353
Commercial Mortgage Pass Through Certificates, Series 2005-F10A Class Moa1
4.30%	03/15/20	Aaa	600	599,923
Federal National Mortgage Assoc., Series 2005-73, Class A1A
4.419%	07/25/35	NR	193	193,505
FHLMC Structured Pass Through Securities, Series T-61, Class 1A1
4.563%	07/25/44	NR	1,220	1,238,000
Government National Mortgage Association
7.50%	02/20/30	Aaa	395	402,528
Structured Asset Mortgage Investments, Inc., Series 2005-Ar8, Class A1
1.00%	05/25/35	NR	GBP 600	600,376
Washington Mutual, Inc., Series 2003-R1, Class A1
4.461%	12/25/27	Aaa	892	891,321

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,137,808)				4,172,006

MUNICIPAL BONDS — 1.5%
City of San Antonio TX
5.00%	05/15/25	Aaa	500	522,715
Golden State Tobacco Securitization Corp., CA
6.25%	06/01/33	Baa3	300	326,676
Massachusetts Water Resources Authority
6.22%	08/01/32	Aaa	125	133,197
Michigan State Building Authority
5.25%	10/15/11	Aaa	400	434,924
New Jersey Transportation Trust Fund Authority
6.14%	06/15/12	NR	300	340,314
Tobacco Settlement Financing Corp., LA
5.875%	05/15/39	Baa3	290	302,563
6.375%	06/01/32	Baa3	250	274,815

TOTAL MUNICIPAL BONDS (cost $2,136,738)				2,335,204

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)	Value (Note 2)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.3%
Small Business Administration Participation Certificates, Series 2000-20A, Class 1
7.59%	01/01/20		$232	$249,323
Small Business Administration Participation Certificates, Series 2000-P10A, Class 1
8.017%	02/10/10		120	128,117

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $351,671)				377,440

ASSET-BACKED SECURITIES
Ocwen Mortgage Loan Asset Backed Certificates (cost $3,074)
4.999%	10/25/29	NR	3	3,090

TOTAL LONG-TERM INVESTMENTS (cost $142,874,011)		157,068,786

	Notional/ Contract Amount	Value (Note 2)
SHORT-TERM INVESTMENTS — 9.9%
OUTSTANDING OPTIONS PURCHASED(a)
Call Options
Eurodollar Futures, Strike Price $95.25, expiring 03/13/06	24	$3,450
Eurodollar Futures, Strike Price $95.25, expiring 06/19/06	25	6,250
Swap 3 Month LIBOR, Strike Price 4.25%, expiring 10/25/06	2,100,000	3,240
Swap 3 Month LIBOR, Strike Price 4.70%, expiring 02/01/06	2,300,000	193
Swap 3 Month LIBOR, Strike Price 4.75%, expiring 08/08/06	700,000	2,605
Swap 3 Month LIBOR, Strike Price 4.75%, expiring 05/02/06	3,000,000	6,744
Swap 3 Month LIBOR, Strike Price 4.75%, expiring 08/07/06	2,600,000	9,638
Swap 6 Month LIBOR, Strike Price 4.65%, expiring 06/12/06	1,000,000	7,926
Swap option on 3 Month LIBOR, expiring 10/12/06 @ 4.25%	1,600,000	2,288
Swap Option on 3 Month LIBOR, expiring 10/18/06 @ 4.50%	3,500,000	9,702
Swap Option on 3 Month LIBOR, expiring 10/19/06 @ 4.25%	1,400,000	2,088

		54,124

Put Option
Eurodollar Futures, Strike Price $94.50, expiring 06/19/06	182	910

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $70,798)		55,034

SEE NOTES TO FINANCIAL STATEMENTS.

B12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest Rate		Maturity Date	Principal Amount (000)		Value (Note 2)
U.S. TREASURY OBLIGATIONS — 0.2%
U.S. Treasury Bills
3.83%	(n)	03/16/06	$ 105		$104,179
3.842%	(n)	03/16/06	20		19,843
3.841%	(n)	03/16/06	250	(k)	248,045

TOTAL U.S. TREASURY OBLIGATIONS (cost $372,036)					372,067

COMMERCIAL PAPER — 0.6%
General Electric Capital Corp. (cost $898,376)
4.06%		01/17/06	900		897,821

U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.5%
Federal Home Loan Bank Disc. Notes
4.31%		03/22/06	1,500		1,486,155
Federal Home Loan Mortgage Corp. Disc. Notes
4.354%		05/16/06	1,100		1,082,079
3.965%		03/28/06	600		594,036
Federal National Mortgage Assoc. Disc. Notes
4.315%		03/15/06	500		495,799
4.39%		05/10/06	1,100		1,082,888
4.24%		03/15/06	500		495,799
4.32%		03/22/06	1,000		990,770
4.415%	(n)	03/29/06	600		593,965

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $6,820,589)					6,821,491

			Shares
MONEY MARKET MUTUAL FUND — 4.6%
Dryden Core Investment Fund — Taxable Money Market Series(w)
(cost $6,891,672; Note 4)			6,891,672		6,891,672

TOTAL SHORT-TERM INVESTMENTS
(cost $15,053,471)					15,038,084

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 113.6%
(cost $157,927,482; Note 6)					172,106,871

INVESTMENTS SOLD SHORT — (3.4)%
Federal National Mortgage Assoc.
4.00%		01/18/21	600		(572,813)
U.S. Treasury Notes
3.625%		05/15/13	4,800		(4,578,187)

TOTAL INVESTMENTS SOLD SHORT (Proceeds received $(5,114,862))					(5,151,000)

	Notional/ Contract Amount	Value (Note 2)
OUTSTANDING OPTIONS WRITTEN(a)
Call Options
Eurodollar Futures, Strike Price $95.50, expiring 03/10/06	24	$(2,160)
Eurodollar Futures, Strike Price $95.50, expiring 06/19/06	50	(2,000)
Swap 3 Month LIBOR & Fixed, Strike Price 4.32%, expiring 10/25/06	900,000	(4,017)
Swap 3 Month LIBOR & Fixed, Strike Price 4.70%, expiring 02/01/06	400,000	(407)
Swap 3 Month LIBOR & Fixed, Strike Price 4.78%, expiring 05/02/06	1,300,000	(8,108)
Swap 3 Month LIBOR & Fixed, Strike Price 4.78%, expiring 08/07/06	1,100,000	(10,429)
Swap 3 Month LIBOR & Fixed, Strike Price 4.78%, expiring 08/08/06	300,000	(2,853)
Swap 6 Month LIBOR & Fixed, Strike Price 4.65%, expiring 06/12/06	300,000	(7,651)
Swap Option 3 Month LIBOR & Fixed, Strike Price 4.30%, expiring 10/12/06	700,000	(2,806)
Swap Option 3 Month LIBOR & Fixed, Strike Price 4.31%, expiring 10/19/06	600,000	(2,545)
Swap Option 3 Month LIBOR & Fixed, Strike Price 4.56%, expiring 10/18/06	1,500,000	(11,223)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $67,913)		(54,199)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 110.2% (cost $152,744,707)		$166,901,672
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (10.2)%		(15,464,770)

NET ASSETS — 100.0%		$151,436,902

SEE NOTES TO FINANCIAL STATEMENTS.

B13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The following abbreviations are used in portfolio descriptions and footnotes to the schedule of investments:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
NR	Not Rated by Moodys or Standard & Poor’s
PIK	Payment-in-kind
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

(a)	Non-income producing security.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Securities or a portion thereof with an aggregate market value of $248,045 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2005:

Number of Contracts	Type	Expiration Month	Value at Trade Date	Value at December 31, 2005	Unrealized Appreciation (Depreciation)
Long Positions:
19	Euro Dollar	Sep 06	$4,518,150	$4,520,100	$1,950
33	Euro Dollar	Dec 06	7,856,338	7,854,413	(1,925)
32	Euro Dollar	Jun 06	7,608,500	7,612,400	3,900
7	Euro Dollar	Mar 07	1,665,388	1,666,875	1,487
15	Euro Dollar	Mar 06	3,572,813	3,570,938	(1,875)
110	U.S. Treasury 5 Year Note	Mar 06	11,679,531	11,697,813	18,282
Short Positions:
8	Euro 10 Year Bond	Mar 06	1,159,553	1,153,965	(5,588)
45	U.S. Treasury Bond	Mar 06	4,955,930	4,923,281	(32,649)

					$(16,418)

(l)	US$ Denominated Foreign Bonds.

(n)	Rates shown are the effective yield at purchase date.

(w)	Prudential Investments LLC, the manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(v)	The rate shown reflects the coupon rate after the step date.

(x)	Other liabilities in excess of other assets includes unrealized appreciation (depreciation) on forward foreign currency exchange contracts and swap contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2005:

Purchase Contracts

Settlement Month	Type		Contracts to Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Jan 06	Buy	EUR	341,000	$400,222	$404,142	$3,920
Jan 06	Buy	GBP	135,000	238,601	232,256	(6,345)

				$638,823	$636,398	$(2,425)

Sale Contracts

Settlement Month	Type		Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Jan 06	Sell	EUR	5,886,000	$6,986,867	$6,968,500	$18,367
Feb 06	Sell	EUR	340,000	405,681	403,865	1,816
Jan 06	Sell	GBP	951,000	1,632,499	1,636,088	(3,589)

				$9,025,047	$9,008,453	$16,594

SEE NOTES TO FINANCIAL STATEMENTS.

B14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

Interest rate swap agreements outstanding at December 31, 2005:

Counter Party	Termination Date		Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Capital PLC(2)	9/15/2010	GBP	200,000	5.00%	6 Month LIBOR	$6,553
Merrill Lynch & Co.(2)	12/15/2014	EUR	1,900,000	4.00%	6 Month LIBOR	(101,057)
Barclays Capital PLC(1)	6/18/2034	GBP	300,000	5.00%	6 Month LIBOR	(21,502)
UBS AG(1)	10/15/2010	EUR	100,000	2.1455%	FRC-Excluding Tobacco- Non-Revised Consumer Price Index	731
Merrill Lynch & Co.(2)	6/15/2015	JPY	30,000,000	1.50%	6 Month LIBOR	1,453
Bank of America Securities LLC(1)	6/21/2011		$1,600,000	5.00%	3 Month LIBOR	8,022
UBS AG(1)	6/21/2016		$300,000	5.00%	3 Month LIBOR	3,673
Bank of America Securities LLC(1)	6/21/2016		$700,000	5.00%	3 Month LIBOR	8,503
Lehman Brothers(1)	6/21/2016		$900,000	5.00%	3 Month LIBOR	10,932
Barclays Capital(1)	6/15/2015	JPY	10,000,000	1.50%	6 Month LIBOR	537

						$(82,155)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2005:

Counter Party	Termination Date	Notional Amount	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(3)	12/20/2008	200,000	0.26%	Allstate Corp., 6.125%, due 2/15/12	$(1,059)
Merrill Lynch & Co.(3)	12/20/2008	100,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 6/1/25	(557)
Morgan Stanley & Co.(3)	12/20/2008	100,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(161)
Barclays Bank PLC(3)	12/20/2008	200,000	0.16%	Eli Lilly & Co., 6.00%, due 3/15/12	(626)
Bank of America Securities LLC(3)	12/20/2008	100,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	12
Bear Sterns International Ltd.(3)	12/20/2008	200,000	0.32%	Hewlett Packard Co., 6.50% due 7/1/12	(1,083)
Lehman Brothers(3)	12/20/2008	200,000	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(402)
Lehman Brothers(3)	12/20/2008	200,000	0.12%	Home Depot, Inc. 5.375% due 4/1/06	(234)
Citigroup(3)	12/20/2008	100,000	0.29%	FedEx Corp., 7.25%, due 2/15/11	(456)
Lehman Brothers(3)	12/20/2008	100,000	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	(39)
Citigroup(3)	12/20/2008	200,000	0.28%	Eaton Corp., 5.75%, due 7/15/12	(754)
Citigroup(3)	12/20/2008	300,000	0.14%	Walmart Stores, Inc., 6.875%, due 8/10/09	(619)
UBS AG(3)	12/20/2008	200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	623
Lehman Brothers(3)	12/20/2008	100,000	0.30%	Masco Corp., 5.875%, due 7/15/12	228
Lehman Brothers(3)	12/20/2008	100,000	0.35%	RadioShack Corp., 7.375%, due 5/15/11	1,197
Barclays Bank PLC(3)	12/20/2008	100,000	0.67%	Walt Disney Co. (The), 6.375%, due 3/1/12	(1,456)
Lehman Brothers(3)	12/20/2008	100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 2/15/11	(976)
Lehman Brothers(3)	12/20/2008	100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(1,098)
Lehman Brothers(3)	12/20/2008	100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,960)
Lehman Brothers(3)	6/20/2009	400,000	0.40%	People’s Republic of China, 6.80%, due 5/23/11	(3,319)
Merrill Lynch Int’l(4)	3/20/2007	200,000	0.61%	Russian Federation, 5.00%, due 3/31/30	581
Bank of America Securities LLC(4)	6/20/2010	1,000,000	0.40%	Dow Jones CDX IG4 Index	(4,079)
Bear Stearns International Ltd.(4)	6/20/2010	900,000	0.40%	Dow Jones CDX IG4 Index	(3,671)
Morgan Stanley & Co.(3)	9/20/2010	100,000	2.70%	Republic of Turkey, 11.875%, due 1/15/30	(5,310)

					$(25,218)

(3)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

(4)	Portfolio pays the counterparty notional in the event that the underlying bond defaults and receives the fixed rate.

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of long-term portfolio holdings, short-term investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2005 were as follows:

U.S. Government Mortgage Backed Obligations	24.0%
Foreign Government Bonds	6.9
U.S. Treasury Obligations	6.8
Oil, Gas & Consumable Fuels	2.8
Collateralized Mortgage Obligations	2.6
Internet Software & Services	2.5
Telecommunications	2.4
Software	2.3
Automobiles	2.1
Pharmaceuticals	2.1
Insurance	2.0
Capital Markets	1.9
Health Care & Pharmaceutical	1.9
Semiconductors & Semiconductor Equipment	1.9
Industrial Conglomerates	1.8
Chemicals	1.7
Textiles & Apparel	1.7
Diversified Financial Services	1.6
Media & Entertainment	1.6
Municipal Bonds	1.5
Aerospace & Defense	1.4
Electric	1.4
Pipelines & Other	1.3
Health Care Equipment & Supplies	1.2
Commercial Services & Supplies	1.1
Gaming	1.1
Biotechnology	1.0
Computers & Peripherals	1.0
Health Care Providers & Services	1.0
Commercial Banks	0.9
Energy Equipment & Services	0.9
Hotels, Restaurants & Leisure	0.8
Capital Goods	0.7
Consumer Finance	0.7
Energy-Other	0.7
Food & Staples Retailing	0.7
Household Products	0.7
Lodging	0.7
Metals	0.6
Real Estate Investment Trust	0.6
Automotive	0.5
Media	0.5
Wireless Telecommunication Services	0.5
Banks	0.4
Building Materials & Construction	0.4

Commercial Services	0.4%
Containers & Packaging	0.4
Electric Utilities	0.4
Electronic Equipment & Instruments	0.4
Foods	0.4
Household Durables	0.4
Oil & Gas Exploration/Production	0.4
Paper	0.4
Retail & Merchandising	0.4
Technology	0.4
Textiles, Apparel & Luxury Goods	0.4
Tobacco	0.4
Utilities	0.4
Cable	0.3
Food Products	0.3
Healthcare Providers & Services	0.3
Manufacturing	0.3
Metals & Mining	0.3
Office Electronics	0.3
Packaging	0.3
U.S. Government Agency Obligations	0.3
Beverages	0.2
Business Services	0.2
Communication Equipment	0.2
Computer Services & Software	0.2
Consumer Products & Services	0.2
Healthcare Services	0.2
IT Consulting & Services	0.2
Multi-Utilities	0.2
Transportation	0.2
Airlines	0.1
Automotive Parts	0.1
Building & Construction	0.1
Building Products	0.1
Collateralized Mortgage Obligation	0.1
Consumer Services	0.1
Electronics	0.1
Energy	0.1
Gas Utilities	0.1
Internet	0.1
Machinery	0.1
Machinery & Equipment	0.1
Media—Cable	0.1
Paper & Forest Products	0.1
Investments Sold Short	(3.4)
Short-Term Investments	9.9

110.2
Other liabilities in excess of other assets	(10.2)

Total	100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B16

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2005

LONG-TERM INVESTMENTS — 99.3%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace & Defense — 2.7%
Honeywell International, Inc.	173,000	$6,444,250

Biotechnology — 4.8%
Amgen, Inc.(a)	81,000	6,387,660
Gilead Sciences, Inc.(a)	102,700	5,405,101

		11,792,761

Capital Markets — 4.6%
Charles Schwab Corp., (The)	335,300	4,918,851
Merrill Lynch & Co., Inc.	93,700	6,346,301

		11,265,152

Chemicals — 2.3%
E.I. du Pont de Nemours & Co.	129,600	5,508,000

Commercial Services & Supplies — 2.6%
Waste Management, Inc.	207,400	6,294,590

Computers & Peripherals — 2.6%
Apple Computer, Inc.(a)	88,600	6,369,454

Consumer Finance — 2.6%
American Express Co.	121,600	6,257,536

Energy Equipment & Services — 5.2%
Halliburton Co.	107,900	6,685,484
Schlumberger, Ltd.	61,700	5,994,155

		12,679,639

Food Products — 2.3%
Cadbury Schweppes, ADR (United Kingdom)	144,200	5,521,418

Food & Staples Retailing — 4.2%
Kroger Co.(The)(a)	258,500	4,880,480
Whole Foods Market, Inc.	69,900	5,409,561

		10,290,041

Health Care Providers & Services — 5.1%
Caremark Rx, Inc.(a)	108,700	5,629,573
UnitedHealth Group, Inc.	108,000	6,711,120

		12,340,693

Hotels, Restaurants & Leisure — 1.9%
GTECH Holdings Corp.	142,000	4,507,080

Household Products — 2.6%
Procter & Gamble Co.(The)	107,300	6,210,524

Independent Power Producers & Energy Traders — 3.3%
TXU Corp.	161,800	8,120,742

Industrial Conglomerates — 2.4%
Tyco International, Ltd.	203,900	5,884,554

Insurance — 2.3%
American International Group, Inc.	80,500	5,492,515

Internet & Catalog Retail — 2.5%
eBay, Inc.(a)	138,300	5,981,475

Internet Software & Services — 4.1%
Google, Inc. (Class “A” Stock)(a)	14,400	5,973,984
Yahoo!, Inc.(a)	104,700	4,102,146

		10,076,130

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining — 3.5%
Phelps Dodge Corp.	59,100	$8,502,717

Multi-Utilities — 2.4%
Sempra Energy	132,800	5,954,752

Office Electronics — 2.4%
Xerox Corp.(a)	405,500	5,940,575

Oil, Gas & Consumable Fuels — 9.0%
Nexen, Inc.	166,800	7,944,684
Occidental Petroleum Corp.	74,400	5,943,072
Suncor Energy, Inc.	125,000	7,891,250

		21,779,006

Pharmaceuticals — 6.7%
Novartis AG, ADR (Switzerland)	105,400	5,531,392
Roche Holding AG, ADR (Switzerland)	76,300	5,711,139
Sanofi-Aventis, ADR (France)	115,900	5,088,010

		16,330,541

Semiconductors & Semiconductor Equipment — 2.5%
Marvell Technology Group Ltd.(a)	108,700	6,096,983

Software — 7.4%
Adobe Systems, Inc.	202,500	7,484,400
Computer Associates International, Inc.	168,600	4,752,834
Microsoft Corp.	222,000	5,805,300

		18,042,534

Textiles, Apparel & Luxury Goods — 2.7%
NIKE, Inc. (Class “B” Stock)	74,700	6,483,213

Tobacco — 2.3%
Altria Group, Inc.	75,600	5,648,832

Wireless Telecommunication Services — 2.3%
Sprint Nextel Corp.	237,900	5,557,344

TOTAL LONG-TERM INVESTMENTS (cost $196,615,311)		241,373,051

SHORT-TERM INVESTMENTS — 0.1%
Mutual Fund — 0.1%
Dryden Core Investment Fund —Taxable Money Market Series(b) (cost $221,009; Note 4)	221,009	221,009

TOTAL INVESTMENTS — 99.4% (cost $196,836,320: Note 6)		241,594,060

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		1,562,426

NETS ASSETS — 100.0%		$243,156,486

The following abbreviation is used in the portfolio descriptions:

ADR	— American Depositary Receipt
(a)	Non-income producing security.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund — Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

B17

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2005

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Oil, Gas & Consumable Fuels	8.9%
Software	7.5
Pharmaceuticals	6.7
Energy Equipment & Services	5.2
Health Care Providers & Services	5.1
Biotechnology	4.8
Capital Markets	4.6
Food & Staples Retailing	4.2
Internet Software & Services	4.1
Metals & Mining	3.5
Independent Power Producers & Energy Traders	3.3
Aerospace & Defense	2.7
Textiles, Apparel & Luxury Goods	2.7
Commercial Services and Supplies	2.6
Computer & Peripherals	2.6
Consumer Finance	2.6
Household Products	2.6
Internet & Catalog Retail	2.5
Semiconductors & Semiconductor Equipment	2.5
Industrial Conglomerates	2.4
Multi Utilities	2.4
Office Electronics	2.4
Chemicals	2.3
Food Products	2.3
Insurance	2.3
Tobacco	2.3
Wireless Telecommunication Services	2.3
Hotels, Restaurants & Leisure	1.9
Mutual Fund	0.1

99.4
Other assets in excess of liabilities	0.6

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B18

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-three Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock. The information presented in these financial statements pertains to two Portfolios: Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Diversified Conservative Growth Portfolio:    Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2005, the Diversified Conservative Growth Portfolio held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

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Short-term securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities on the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less

C2

than or greater than, respectively, the proceeds originally received. The Portfolio maintains a segregated account of securities or other liquid assets, the dollar value of which is at least equal to its obligation with respect to short sales.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss

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may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

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Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), RS Investment Management, L.P. (“RS”), Pacific Investment Management Company LLC (“PIMCO”) and EARNEST Partners LLC (“EARNEST”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Diversified Conservative Growth Portfolio . . . . . . .	0.75%	0.75%
Jennison 20/20 Focus Portfolio . . . . . . . . . . . . . . .	0.75	0.75

At December 31, 2005 the Subadvisers that provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Diversified Conservative Growth Portfolio . . . . . . . . . . . .	EARNEST, RS, Jennison, PIMCO, PIM
Jennison 20/20 Focus Portfolio . . . . . . . . . . . . . . . . .	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2005, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, Wachovia Securities, LLC, an affiliate of PI, and First Clearing, LLC earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Diversified Conservative Growth Portfolio . .	$408	—
Jennison 20/20 Focus Portfolio . . . . . . . . . . . . .	3,745	$2,096

Certain Portfolios invest in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as

C5

amended, and managed by PI. During the year ended December 31, 2005, the following Portfolios earned income from the Portfolio by investing their excess cash:

Portfolio	Excess Cash Investment
Diversified Conservative Growth Portfolio	$129,562
Jennison 20/20 Focus Portfolio	211,684

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2005 were as follows:

Cost of Purchases:

Portfolio
Diversified Conservative Growth Portfolio	381,794,533
Jennison 20/20 Focus Portfolio	220,692,304

Proceeds from Sales:

Portfolio
Diversified Conservative Growth Portfolio	365,675,031
Jennison 20/20 Focus Portfolio	183,555,520

The Diversified Conservative Growth Portfolio’s written options activity for the year ended December 31, 2005 was as follows:

	Diversified Conservative Growth
	Number of Contracts/ Swap Notional Amount	Premium
Balance at beginning of period	4,576	$99,789
Written options	133	38,171
Written swap options	7,100,000	51,428
Expired options	(4,413)	(107,656)
Expired swap options	—	—
Exercised options	(17)	(7,811)
Closed options	(205)	(6,008)

Balance at end of period	7,100,074	$67,913

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments.

For the year ended December 31, 2005, the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Diversified Conservative Growth Portfolio (a)(b)	$559,402	$(559,402)	—
Jennison 20/20 Focus Portfolio (a)	227	(227)	—
(a) Reclassification of net foreign currency gain (loss)
(b) Reclassification of swap income.

The tax character of distributions paid during the year ended December 31, 2005 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$4,898,162	$—	$4,898,162
Jennison 20/20 Focus Portfolio	177,361	—	177,361

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The tax character of distributions paid during the year ended December 31, 2004 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$5,196,232	$—	$5,196,232
Jennison 20/20 Focus Portfolio	61,682	—	61,682

At December 31, 2005, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2009	2010	2011	2012
Diversified Conservative Growth	$4,801,296	616,132	$—	(b)	$—	$—	—	—
Jennison 20/20 Focus	3,588,931	13,173,122	—	(c)	—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $7,282,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.
(c)	Approximately $9,102,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2005.

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2005 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Appreciation (Depreciation)	Other Cost Basis Adjusted	Total Net Unrealized Appreciation (Depreciation)
Diversified Conservative Growth Portfolio	$158,730,696	$16,488,319	$3,112,144	$13,376,175	$(12,123)	$13,364,052
Jennison 20/20 Focus Portfolio	196,917,500	46,399,704	1,723,144	44,676,560	—	44,676,560

The difference between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2005, the Jennison 20/20 Focus Portfolio has Class II shares outstanding.

C7

Transactions in shares of common stock of the Jennison 20/20 Focus were as follows:

Jennison 20/20 Focus Portfolio:
Class I	Shares	Amount
Year ended December 31, 2005:
Capital stock sold	637,038	$8,523,762
Capital stock issued in reinvestment of dividends and distributions	14,562	177,361
Capital stock repurchased	(594,774)	(7,742,410)

Net increase (decrease) in shares outstanding	56,826	$958,713

Year ended December 31, 2004:
Capital stock sold	228,915	$2,558,089
Capital stock issued in reinvestment of dividends and distributions	5,765	61,682
Capital stock repurchased	(753,278)	(8,343,927)

Net increase (decrease) in shares outstanding	(518,598)	$(5,724,156)

Class II
Year ended December 31, 2005:
Capital stock sold	3,979,596	$51,409,858
Capital stock repurchased	(1,493,869)	(19,993,661)

Net increase (decrease) in shares outstanding	2,485,727	$31,416,197

Year ended December 31, 2004:
Capital stock sold	5,673,614	$62,460,038
Capital stock repurchased	(1,147,786)	(12,270,703)

Net increase (decrease) in shares outstanding	(4,525,828)	$50,189,335

Note 8:	Borrowings

The Series Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. For the period from October 29, 2004 through October 28, 2005, the Series Fund paid a commitment fee of .075 of 1% of the unused portion of the agreement. Effective October 29, 2005, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Series Fund pays a commitment fee of .0725 of 1% of the unused portion of the renewed SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro-rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the renewed SCA is October 27, 2006.

The following Portfolio utilized the line of credit during the twelve months ended December 31, 2005. The average balance is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate
Jennison 20/20 Focus Portfolio	$368,300	6	3.39%

Note 9:	Ownership and Affiliates

As of December 31, 2005, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

C8

Note 10:	Change in Federal Income Tax Status and Related Reorganization

On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” Subsequent to January 2, 2006, each Portfolio’s income, gains, losses and credits will be allocated directly to its partners and will retain the same character for federal income tax purposes. Furthermore, subsequent to January 2, 2006 each portfolio will not be able to realize any future benefit from any unused capital loss carryforward and other losses (if any) deferred from each Portfolio fiscal year ended December 31, 2005 as detailed in Note 6.

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios have not changed. In addition, the Fund obtained opinions of counsel that the change in the tax status and the related reorganization had no adverse federal income tax consequences for the Portfolios or Contract owners.

C9

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$10.63	$9.17	$9.89	$10.16

Income From Investment Operations:
Net investment income	0.34	0.26	0.32	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.39	0.72	1.58	(1.08)	(0.28)

Total from investment operations	0.73	0.98	1.90	(0.70)	0.14

Less Dividends:
Dividends from net investment income	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)

Total dividends	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)

Net Asset Value, end of year	$11.67	$11.28	$10.63	$9.17	$9.89

Total Investment Return(a)	7.04%	9.56%	21.57%	(7.10)%	1.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.4	$167.0	$169.6	$157.1	$204.1
Ratios to average net assets:
Expenses	0.95%	0.97%	0.98%	0.92%	0.94%
Net investment income	2.75%	2.29%	2.93%	3.63%	4.17%
Portfolio turnover	304%	186%	224%	271%	315%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$12.37	$10.68	$8.28	$10.65	$10.99

Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.02	0.02	0.05
Net realized and unrealized gain (losses) on investments	2.60	1.66	2.40	(2.39)	(0.15)

Total from investment operations	2.66	1.70	2.42	(2.37)	(0.10)

Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	— (a)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.19)

Total dividends and distributions	(0.03)	(0.01)	(0.02)	—	(0.24)

Net Asset Value, end of year	$15.00	$12.37	$10.68	$8.28	$10.65

Total Investment Return(b)	21.59%	15.94%	29.30%	(22.24)%	(1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.8	$68.4	$64.6	$57.2	$87.8
Ratios to average net assets:
Expenses	0.87%	0.88%	0.95%	0.97%	0.93%
Net investment income	0.43%	0.29%	0.18%	0.19%	0.46%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)	Less than $0.005 per share.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance :
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99

Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)

Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)

Total dividends and distributions	—	—	—	—	(0.23)

Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63

Total Investment Return(b):	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)	Less than $0.005 per share.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund, Inc. (comprised of the Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2005, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 24, 2006

E1

Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 2005) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2005, the Series Fund paid dividends as follows:

	Ordinary Dividends	Long-Term Capital Gains	Total Distributions
Diversified Conservative Growth Portfolio	$0.343	$—	$0.343
Jennison 20/20 Focus Portfolio (Class I)	0.032	—	0.032
Jennison 20/20 Focus Portfolio (Class II)	—	—	—

Pursuant to Section 854 of the Internal Revenue Code, the following percentages of distributions from ordinary income for the year ended December 31, 2005 have been designated as being eligible for the dividends received deduction available to corporate shareholders:

Corporate Dividend Received Deduction
Diversified Conservative Growth Portfolio	19.18%
Jennison 20/20 Focus Portfolio	100

E2

Approval of New Investment Advisory Agreements

The Board of Trustees (the “Board”) of The Prudential Series Fund (the “Trust”) oversees the management of each of the Trust’s Portfolios, and, as required by law, is responsible for the approval of the Portfolio’s investment advisory agreements. At a meeting held on December 1, 2005, the Board met and approved new investment advisory agreements for the Trust’s Portfolios. The material factors and conclusions that formed the basis for the Trustees’ determinations to approve the agreements are discussed separately below.

Fund Reorganization

The Board considered and approved the reorganization of the Trust from a corporation organized under the laws of Maryland to a trust organized under the laws of Delaware. In connection with the reorganization, the Board reviewed and approved a new investment management agreement with the Trust’s Manager, Prudential Investments LLC (the “Manager” or “PI”) and new subadvisory agreements with each Portfolio’s current subadviser(s).

With respect to PI, the Board noted that at its June 2005 meeting, it had received information about PI and concluded that it was satisfied with the nature, quality and extent of services provided by PI under the investment management agreement. PI represented that there had been no material change to PI itself and the services it would provide to the Trust since June 2005. The Board determined that the reorganization would not result in any material change in the services provided by PI. Therefore, the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new investment management agreement would be similar in nature to those provided under the existing investment management agreement. The Board concluded that the factors underlying the conclusions it reached in approving the investment management agreement with PI at the June 2005 meeting remained materially unchanged.

Similarly, with respect to the subadvisers, the Board noted that at its June 2005 meeting, it had received information about each subadviser and concluded that it was satisfied with the nature, quality and extent of services provided by each subadviser under the subadvisory agreements. PI similarly represented that there had been no material change to the subadvisers and the services they provided since June 2005, and the Board determined that it was reasonable to conclude that the nature, quality and extent of services to be provided by PI under the new subadvisory agreements would be similar in nature to those provided under the existing subadvisory agreements. The Board concluded that the factors underlying the conclusions that it reached in approving the subadvisory agreements at the June 2005 meeting remained materially unchanged.

The Board further noted that it had previously reviewed and approved for inclusion in the Trust’s semi-annual shareholder report a discussion of the material factors and conclusions reached in approving the investment management and subadvisory agreements at its June 2005 meeting.

This report contains financial information about certain investment choices that may be available on the variable life insurance and variable annuity contracts listed below. You may receive additional reports and should refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

VARIABLE LIFE INSURANCE

■	Pruco Life’s Magnastar

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®
■	Pruco Life of New Jersey’s Discovery Select®
■	Pruco Life’s Discovery Choice®
■	Pruco Life of New Jersey’s Discovery Choice®

Variable life insurance is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. Variable annuities are distributed through Prudential Investment Management Services LLC (PIMS), member SIPC, Gateway Center Three, 14th Floor, Newark, NJ 07102-4077. Variable life insurance and variable annuities are issued by The Prudential Insurance Company of America, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2005 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2006. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114743    PSF-AR-C    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $511,900 and $575,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Series Fund

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary

Date February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date February 27, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 27, 2006

*	Print the name and title of each signing officer under his or her signature.